PRELIMINARY COPIES


                            SCHEDULE 14A INFORMATION
                          Proxy Statement Pursuant to
              Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrants [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12

                                  VIACOM INC.
                                      AND
                         PARAMOUNT COMMUNICATIONS INC.
              (Name of Registrants as Specified in their Charters)

                                  VIACOM INC.
                                      AND
                         PARAMOUNT COMMUNICATIONS INC.
                    (Name of Persons Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party of the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/X/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     Note: Fee of $461,573 previously paid by Viacom Inc.

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                           [LETTERHEAD OF PARAMOUNT]

                                                                        xx. 1994

Dear Stockholder:

     On behalf of our Board of Directors, I am pleased to invite you to attend a Special Meeting of Stockholders of Paramount Communications Inc., which will be
held at                at       a.m. (local time) on               , 1994.

     At this meeting, stockholders will be asked to approve the merger of a wholly owned subsidiary of Viacom Inc. with and into Paramount. Paramount and Viacom have complementary businesses and a commitment to innovation and creativity. The combination of these businesses will create a global entertainment and communications company with extraordinary resources.

     On February 4, 1994 the Board of Directors of Paramount, after careful consideration, determined that the combination with Viacom is in the best interests of Paramount and its stockholders. Accordingly, it unanimously approved the merger and related transactions and recommended that you vote in favor of the merger at the meeting.

     Pursuant to its successful tender offer, on March 11, 1994, Viacom completed its purchase of a majority of the outstanding shares of Paramount Common Stock. In the merger, each share of Paramount Common Stock not owned by Viacom will be converted into the right to receive (i) 0.93065 of a share of non-voting Viacom Class B Common Stock, (ii) $17.50 principal amount of 8% exchangeable subordinated debentures of Viacom, (iii) 0.93065 of a contingent value right, representing the right to receive (under certain circumstances) cash or securities depending on market prices of Viacom Class B Common Stock during a one-, two-or three-year period following the merger, (iv) 0.5 of a three-year warrant to purchase one share of Viacom Class B Common Stock at $60 per share and (v) 0.3 of a five-year warrant to purchase one share of Viacom Class B Common Stock at $70 per share.

     A Notice of the Special Meeting and a Joint Proxy Statement/Prospectus containing detailed information concerning the merger with the subsidiary of Viacom and related transactions is attached. The Joint Proxy Statement/Prospectus also contains detailed information regarding Viacom's proposed merger with Blockbuster Entertainment Corporation. I urge you to read this material carefully.

     As Viacom has acquired a majority of the outstanding shares of Paramount Common Stock, Viacom has sufficient voting power to approve the merger and the related transactions, even if no other stockholder of Paramount votes in favor of the merger.

     Your participation in this meeting, in person or by proxy, is important. Please mark, date, sign and return the enclosed proxy as soon as possible, whether or not you plan to attend the meeting.

                                          Sincerely,
                                          SUMNER M. REDSTONE
                                          Chairman of the Board
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                             [PARAMOUNT LETTERHEAD]

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     A Special Meeting of Stockholders of Paramount Communications Inc.
("Paramount") will be held on               , 1994, at      a.m. (local time),
at                                              , for the purposes of:


          1. Considering and voting upon a proposal to approve and adopt the Amended and Restated Agreement and Plan of Merger dated as of February 4, 1994, as further amended as of May 26, 1994 among Paramount, Viacom Inc. ("Viacom") and Viacom Sub Inc. (the "Merger Subsidiary"), a wholly owned subsidiary of Viacom, a copy of which is attached as Annex I to the accompanying Joint Proxy Statement/Prospectus, providing for the merger of the Merger Subsidiary with and into Paramount (the "Paramount Merger"), pursuant to which each share of Common Stock, par value $1.00 ("Paramount Common Stock"), of Paramount (other than shares held by Paramount, Viacom and their subsidiaries and by holders who demand and perfect appraisal rights) will be converted into the right to receive (i) 0.93065 of a share of Class B Common Stock, par value $.01 per share, of Viacom ("Viacom Class B Common Stock"), (ii) $17.50 principal amount of 8% exchangeable subordinated debentures due 2006 of Viacom, (iii) 0.93065 of a contingent value right of Viacom, representing the right to receive (under certain circumstances) cash or securities of Viacom depending on market prices of Viacom Class B Common Stock during a one-, two-or three-year period following the Paramount Merger, (iv) 0.5 of a three-year warrant to purchase one share of Viacom Class B Common Stock at $60 per share, and (v)
     0.3 of a five-year warrant to purchase one share of Viacom Class B Common Stock at $70 per share, all as more fully described in the accompanying Joint Proxy Statement/Prospectus; and


          2. Transacting any other business that may properly come before the meeting or any adjournments or postponements thereof.


     Only stockholders of record at the close of business on May 31, 1994 are entitled to notice of the meeting, and only holders of Paramount Common Stock of record at that time are entitled to vote at the meeting. Every holder of outstanding shares of Paramount Common Stock entitled to be voted at the meeting is entitled to one vote for each such share held. The Paramount Merger will be consummated on the date that the approvals of the stockholders of Paramount and Viacom are obtained.



     In connection with the Paramount Merger, appraisal rights will be available to those stockholders of Paramount who meet and comply with the requirements of
Section 262 of the Delaware General Corporation Law ("DGCL"). Any holder of Paramount Common Stock who wishes to seek appraisal rights must meet and comply with the requirements of Section 262 of the DGCL, a copy of which Section 262 is attached as Annex V to the accompanying Joint Proxy Statement/Prospectus. See the section entitled "Dissenting Stockholders' Rights of Appraisal" in the accompanying Joint Proxy Statement/Prospectus for a discussion of procedures to be followed in asserting appraisal rights.



     WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING IN PERSON, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE. IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE MARK THE APPROPRIATE SPACE ON THE ENCLOSED PROXY.


                                          By order of the Board of Directors,

                                          PHILIPPE P. DAUMAN
                                          Secretary

              , 1994
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PRELIMINARY COPIES

                             [LETTERHEAD OF VIACOM]

                                                                          , 1994

Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of
Viacom Inc., which will be held at [                 ], New York, New York at
[     ] a.m. (local time) on [         ] [  ], 1994. At the Special Meeting,
holders of Viacom Class A Common Stock will be asked to approve proposals providing for the merger of a wholly owned subsidiary of Viacom with and into Paramount Communications Inc.


     The merger with Paramount reflects our vision of building an integrated global entertainment company. The combination of Viacom and Paramount will form an entertainment and communications powerhouse uniquely positioned to exploit new opportunities in the entertainment business, domestically and around the world. Viacom is also a party to a merger agreement with Blockbuster Entertainment Corporation. ANY CONSIDERATION OF THE BLOCKBUSTER MERGER WILL TAKE PLACE AT A SEPARATE SPECIAL MEETING OF VIACOM STOCKHOLDERS FOR WHICH YOU WILL RECEIVE A SEPARATE JOINT PROXY STATEMENT/PROSPECTUS OF VIACOM AND BLOCKBUSTER.


     Pursuant to a successful tender offer, on March 11, 1994, Viacom completed its purchase of a majority of the outstanding shares of Paramount Common Stock. In the merger, each share of Paramount Common Stock not owned by Viacom will be converted into the right to receive (i) 0.93065 of a share of non-voting Viacom Class B Common Stock, (ii) $17.50 principal amount of 8% exchangeable subordinated debentures of Viacom, (iii) 0.93065 of a contingent value right, representing the right to receive (under certain circumstances) cash or securities depending on market prices of Viacom Class B Common Stock during a one-, two-or three-year period following the merger, (iv) 0.5 of a three-year warrant to purchase one share of Viacom Class B Common Stock at $60 per share and (v) 0.3 of a five-year warrant to purchase one share of Viacom Class B Common Stock at $70 per share. The proposed merger with Paramount is described in the accompanying Joint Proxy Statement/Prospectus.


     The Viacom Board of Directors has determined that the tender offer and the merger with Paramount, taken together, are fair to, and in the best interests of, Viacom and its stockholders. Accordingly, the Board approved the Paramount merger agreement and certain other transactions with Paramount and recommends that holders of Viacom Class A Common Stock vote to approve the merger with Paramount and the issuance of shares of Viacom Class B Common Stock and other Viacom securities in connection with the merger. The Board also recommends that such holders approve proposals to amend the Restated Certificate of Incorporation of Viacom to increase the number of shares of Viacom Class A Common Stock authorized to be issued from 100 million to 200 million, to increase the number of shares of Viacom Class B Common Stock authorized to be issued from 150 million to one billion, to increase the number of shares of preferred stock of Viacom authorized to be issued from 100 million to 200 million and to increase the maximum number of directors constituting the entire Board of Directors of Viacom from 12 to 20.


     National Amusements, Inc., which owns approximately 85% of Viacom's voting stock, has agreed to vote such shares in favor of the transactions contemplated by the Paramount merger agreement in accordance with National Amusement's obligations under a Voting Agreement executed with Paramount. Therefore, approval of such transactions by the stockholders of Viacom is assured.

     Immediately following the Special Meeting, the 1994 Annual Meeting of Viacom Stockholders will be convened for the purposes listed in the accompanying Notice of Special and Annual Meetings of Stockholders. The proposals to be considered at the Annual Meeting are described in the accompanying Joint Proxy Statement/Prospectus.

     Because of the significance to Viacom of the transactions described above, your participation in these meetings, in person or by proxy, is especially important.

     I hope you will be able to attend the meetings. However, even if you anticipate attending in person, we urge you to mark, sign and return the enclosed proxy cards promptly to ensure that your shares of Viacom Class A Common Stock will be represented at the meetings. If you do attend, you will, of course, be entitled to vote such shares in person.

     Thank you, and I look forward to seeing you at the meetings.

                                         Sincerely,

                                         SUMNER M. REDSTONE
                                         Chairman of the Board

                                       2
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                              [VIACOM LETTERHEAD]
                            ------------------------

             NOTICE OF SPECIAL AND ANNUAL MEETINGS OF STOCKHOLDERS
                      TO BE HELD ON [              ], 1994

                            ------------------------

To Viacom Inc. Stockholders:

     A Special Meeting (the "Special Meeting") of Stockholders of Viacom Inc.
("Viacom") will be held at [                              ] New York, New York
at [     ] a.m. (local time) on [             ], 1994 to consider the following
proposals:


          (1) the approval and adoption of the Amended and Restated Agreement and Plan of Merger dated as of February 4, 1994, as further amended as of May 26, 1994 (the "Paramount Merger Agreement") among Viacom, Viacom Sub Inc., a wholly owned subsidiary of Viacom (the "Merger Subsidiary"), and Paramount Communications Inc. ("Paramount"), a copy of which is attached as Annex I to the accompanying Joint Proxy Statement/Prospectus, providing for the merger of the Merger Subsidiary with and into Paramount, pursuant to which each share of Common Stock, par value $1.00 per share, of Paramount (other than shares held by Viacom, Paramount and their subsidiaries and by holders who demand and perfect appraisal rights) will be converted into the right to receive (i) 0.93065 of a share of Class B Common Stock, par value $.01 per share, of Viacom ("Viacom Class B Common Stock"), (ii) $17.50 principal amount of 8% exchangeable subordinated debentures due 2006 of Viacom, (iii) 0.93065 of a contingent value right of Viacom, representing the right to receive (under certain circumstances) cash or securities of Viacom depending on market prices of Viacom Class B Common Stock during a one-, two-or three-year period following the merger, (iv) 0.5 of a three-year warrant to purchase one share of Viacom Class B Common Stock at $60 per share, and (v) 0.3 of a five-year warrant to purchase one share of Viacom Class B Common Stock at $70 per share, all as more fully described in the accompanying Joint Proxy Statement/Prospectus (collectively, the "Paramount Merger Consideration"); such approval and adoption includes, without limitation, the approval of the issuance of the Paramount Merger Consideration;



          (2) the approval of an amendment to the Restated Certificate of Incorporation of Viacom increasing the number of shares of Viacom Class A Common Stock authorized to be issued from 100 million to 200 million;

          (3) the approval of an amendment to the Restated Certificate of Incorporation of Viacom increasing the number of shares of Viacom Class B Common Stock authorized to be issued from 150 million to one billion;

          (4) the approval of an amendment to the Restated Certificate of Incorporation of Viacom increasing the number of shares of preferred stock of Viacom authorized to be issued from 100 million to 200 million;

          (5) the approval of an amendment to the Restated Certificate of Incorporation of Viacom increasing the maximum number of directors constituting the Board of Directors of Viacom from 12 to 20; and


          (6) such other business as may properly be brought before the Special Meeting.

     Under applicable law, holders of Viacom Class A Common Stock or Viacom Class B Common Stock will not have appraisal rights in connection with the approval and adoption of the Paramount Merger Agreement because, among other reasons, Viacom is not a constituent corporation in the merger.

     The 1994 Annual Meeting of Stockholders of Viacom will be held immediately following the Special Meeting, at the same location as the Special Meeting, to consider the following proposals:

          (1) the election of 10 directors;

          (2) the approval of the Viacom Senior Executive Short-Term Incentive Plan;

          (3) the approval of the Viacom 1994 Long-Term Management Incentive
     Plan;

          (4) the approval of the Viacom Stock Option Plan for Outside
     Directors;

          (5) the approval of the appointment of independent auditors for 1994; and

          (6) such other business as may properly come before the Annual Meeting or any adjournment thereof.


     Pursuant to the By-laws of Viacom, the Board of Directors has fixed the close of business on May 31, 1994 as the time for determining stockholders of record entitled to notice of, and to vote at, the Special Meeting and the Annual Meeting.


     Each share of Viacom Class A Common Stock will entitle the holder thereof to one vote on all matters which may properly come before the meetings.


     WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETINGS IN PERSON, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXIES AND RETURN THEM IN THE ACCOMPANYING ENVELOPE. IF YOU PLAN TO ATTEND THE MEETINGS, PLEASE MARK THE APPROPRIATE SPACE ON EACH OF THE ENCLOSED PROXIES.


                                          By order of the Board of Directors,
                                          PHILIPPE P. DAUMAN
                                          Secretary


               , 1994


                                       2
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                                  VIACOM INC.
                                      AND
                         PARAMOUNT COMMUNICATIONS INC.
                             JOINT PROXY STATEMENT
                            ------------------------

                                  VIACOM INC.
                                   PROSPECTUS

     This Joint Proxy Statement/Prospectus (this "Proxy Statement/Prospectus") is being furnished to stockholders of Viacom Inc. ("Viacom") and Paramount Communications Inc. ("Paramount") in connection with the solicitation of proxies by the respective Boards of Directors of such corporations for use at their respective Special Meetings of Stockholders (including any adjournments or
postponements thereof) to be held on [             ], 1994. This Proxy
Statement/Prospectus relates to a business combination transaction pursuant to which Viacom Sub Inc., a wholly owned subsidiary of Viacom (the "Merger Subsidiary"), will merge with and into Paramount (the "Paramount Merger"), pursuant to the Amended and Restated Agreement and Plan of Merger dated February 4, 1994 (the "February 4 Merger Agreement"), as further amended as of May 26, 1994 (the "Paramount Merger Agreement"), among Viacom, the Merger Subsidiary and Paramount, a copy of which is attached hereto as Annex I.


     This Proxy Statement/Prospectus is also being furnished to stockholders of Viacom in connection with the solicitation of proxies by the Viacom Board of Directors for use at the 1994 Annual Meeting of Stockholders of Viacom (the "Viacom Annual Meeting"), which is to be held immediately following the Special Meeting of Stockholders of Viacom referred to above. At the Viacom Annual Meeting, holders of Class A Common Stock, par value $.01 per share, of Viacom ("Viacom Class A Common Stock") will be asked to consider and vote upon (i) the election of 10 directors, (ii) the approval of the Viacom Senior Executive Short-Term Incentive Plan (the "Senior Executive STIP"), (iii) the approval of the Viacom 1994 Long-Term Management Incentive Plan (the "New LTMIP"), (iv) the approval of the Viacom Stock Option Plan for Outside Directors (the "Outside Directors' Plan"), (v) the approval of the appointment of independent auditors for 1994 and (vi) such other business as may properly come before the Viacom Annual Meeting or any adjournment thereof.


     This Proxy Statement/Prospectus also constitutes a prospectus of Viacom with respect to (i) 56,895,733 shares of the Class B Common Stock, par value $.01 per share, of Viacom ("Viacom Class B Common Stock" and, together with the Viacom Class A Common Stock, the "Viacom Common Stock"), (ii) $1,069,870,865 principal amount of 8% exchangeable subordinated debentures due 2006 of Viacom (the "Viacom Merger Debentures"), (iii) 56,895,733 contingent value rights of Viacom ( "CVRs"), representing the right to receive (under certain circumstances) cash or securities of Viacom depending on market prices of Viacom Class B Common Stock during a one-, two-or three-year period following the Paramount Merger, (iv) 30,567,739 three-year warrants ("Viacom Three-Year Warrants") to purchase one share of Viacom Class B Common Stock at $60 per share, and (v) 18,340,643 five-year warrants ("Viacom Five-Year Warrants" and, together with Viacom Three-Year Warrants, the "Viacom Warrants") to purchase one share of Viacom Class B Common Stock at $70 per share, all issuable to the holders of the Common Stock, par value $1.00 per share, of Paramount ("Paramount Common Stock") in the Paramount Merger.


     Viacom has filed an application to list the securities to be issued in the Paramount Merger on the American Stock Exchange, Inc. (the "AMEX"). The shares of Viacom Class B Common Stock are traded on the AMEX under the symbol "VIA.B" and the Viacom Debentures, CVRs, Viacom Three-Year Warrants and Viacom Five-Year Warrants will be traded under the symbols "VIA.D", "VIA.CV", "VIA.WS.C" and "VIA.WS.E", respectively.


     THIS PROXY STATEMENT/PROSPECTUS DOES NOT RELATE TO THE PROPOSED MERGER (THE "BLOCKBUSTER MERGER" AND, TOGETHER WITH THE PARAMOUNT MERGER, THE "MERGERS") BETWEEN VIACOM AND BLOCKBUSTER ENTERTAINMENT CORPORATION (TOGETHER WITH ITS CONSOLIDATED SUBSIDIARIES, "BLOCKBUSTER"). A SEPARATE JOINT PROXY STATEMENT/PROSPECTUS OF VIACOM AND BLOCKBUSTER RELATING TO THE BLOCKBUSTER MERGER WILL BE SENT TO STOCKHOLDERS OF VIACOM AND BLOCKBUSTER PRIOR TO ANY CONSIDERATION OF THE BLOCKBUSTER MERGER.

     This Proxy Statement/Prospectus and the accompanying forms of proxy are first being mailed to stockholders of Viacom and Paramount on or about
[             ], 1994.

NEITHER THIS TRANSACTION NOR THE SECURITIES COVERED BY THIS PROXY
       STATEMENT/PROSPECTUS HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR
           ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE
              FAIRNESS OR MERITS OF THIS TRANSACTION NOR UPON THE
                 ACCURACY OR ADEQUACY OF THE INFORMATION
                    CONTAINED IN THIS PROXY
                       STATEMENT/PROSPECTUS. ANY
                    REPRESENTATION TO THE CONTRARY IS
                                   UNLAWFUL.
                            ------------------------

     The date of this Proxy Statement/Prospectus is [             ], 1994.

     NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE SOLICITATIONS OF PROXIES OR THE OFFERING OF SECURITIES MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY VIACOM OR PARAMOUNT. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF SECURITIES MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF VIACOM, PARAMOUNT OR BLOCKBUSTER SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                             AVAILABLE INFORMATION


     Viacom has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-4 (together with any amendments thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Viacom Class B Common Stock, the Viacom Merger Debentures, the CVRs, and the Viacom Warrants to be issued pursuant to the Paramount Merger Agreement. Sumner M. Redstone, National Amusements, Inc., Viacom and Paramount have filed with the Commission a Rule 13e-3 Transaction Statement (including any amendments thereto, the "Schedule 13E-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Paramount Merger. This Proxy Statement/Prospectus does not contain all the information set forth in the Registration Statement and the exhibits thereto and the Schedule 13E-3 and the exhibits thereto. Statements contained in this Proxy Statement/Prospectus or in any document incorporated in this Proxy Statement/Prospectus by reference as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement or such other document, each such statement being qualified in all respects by such reference. Viacom anticipates that it will also file with the Commission a separate Registration Statement on Form S-4 (together with any amendments thereto, the "Blockbuster Registration Statement") under the Securities Act with respect to the securities that will be issued to holders of Blockbuster Common Stock in connection with the Blockbuster Merger.



     Viacom, Paramount and Blockbuster are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the Commission. The Schedule 13E-3 and the reports, proxy statements and other information filed by Viacom and Paramount and the reports, proxy statements and other information filed by Blockbuster with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and should be available at the Commission's Regional Offices at Seven World Trade Center, 13th Floor, New York, New York 10007, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, material filed by Viacom and Paramount can be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006 and the New York Stock Exchange, Inc. (the "NYSE"), 20 Broad Street, New York, New York 10005, respectively. The Common Stock, par value $.10 per share, of Blockbuster ("Blockbuster Common Stock") is listed and traded on the NYSE and the London Stock Exchange (the "LSE"), and certain of Blockbuster's reports, proxy materials and other information may be available for inspection at the offices of the NYSE, 20 Broad Street, New York, New York 10005 or the offices of the LSE, Old Broad Street, London, England EC2N 1HP. After consummation of the Mergers, Paramount and Blockbuster may no longer file reports, proxy statements or other information with the Commission. Instead, such information would be provided, to the extent required, in filings made by Viacom.


                                      (i)

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed with the Commission by Viacom (File No. 1-9553), Paramount (File No. 1-5404) and Blockbuster (File No. 1-12700) pursuant to the Exchange Act are incorporated by reference in this Proxy
Statement/Prospectus:


          1. Viacom's Annual Report on Form 10-K for the year ended December 31, 1993 as amended by Form 10-K/A Amendment No. 1 dated May 2, 1994;



          2. Viacom's Quarterly Report on Form 10-Q for the three months ended March 31, 1994;



          3. Viacom's Current Reports on Form 8-K dated January 12, 1994, March 18, 1994 and March 28, 1994;



          4. Paramount's Transition Report on Form 10-K for the six-month period ended April 30, 1993, as amended by Form 10-K/A Amendment No. 1 dated September 28, 1993, as further amended by Form 10-K/A Amendment No. 2 dated September 30, 1993, and as further amended by Form 10-K/A Amendment No. 3 dated March 21, 1994;



          5. Paramount's Quarterly Reports on Form 10-Q for the three months ended July 31, 1994, the six months ended October 31, 1994 and the nine months ended January 31, 1994;



          6. Paramount's Current Reports on Form 8-K dated June 22, 1993, June 30, 1993, July 15, 1993, September 15, 1993, January 4, 1994, January 28,
     1994, March 17, 1994 and March 18, 1994;



          7. Blockbuster's Annual Report on Form 10-K for the year ended December 31, 1993;



          8. Blockbuster's Quarterly Report on Form 10-Q for the three months ended March 31, 1994; and



          9. Blockbuster's Current Reports on Form 8-K dated January 7, 1994 (filed January 12, 1994), February 15, 1994 (filed February 22, 1994), March 10, 1994 (filed March 11, 1994) and May 5, 1994 (filed May 6, 1994).


     All documents and reports filed by Viacom, Paramount and Blockbuster pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement/Prospectus and prior to the date of the special meetings of stockholders of Paramount and Viacom and the Viacom Annual Meeting shall be deemed to be incorporated by reference in this Proxy Statement/Prospectus and to be a part hereof from the dates of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement/Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement/Prospectus.

     This Proxy Statement/Prospectus incorporates documents by reference which are not presented herein or delivered herewith. Such documents (other than exhibits to such documents unless such exhibits are specifically incorporated by reference) are available, without charge, to any person, including any beneficial owner, to whom this Proxy Statement/Prospectus is delivered, on written or oral request, to Viacom International Inc., 1515 Broadway, New York, New York 10036 (telephone number (212) 258-6000), Attention: John H. Burke. In order to ensure delivery of the documents prior to the applicable stockholder
meeting, requests should be received by        , 1994.

                                      (ii)

                               TABLE OF CONTENTS


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SECTION                                                                                                         PAGE
- -----------------------------------------------------------------------------------------------------------  -----------
AVAILABLE INFORMATION......................................................................................           i
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................................................          ii
DEFINITION CROSS-REFERENCE SHEET...........................................................................          vi
SUMMARY....................................................................................................           1
  Business.................................................................................................           1
  The Meetings.............................................................................................           3
  The Paramount Merger.....................................................................................           5
  The Blockbuster Merger...................................................................................          12
  Certain Considerations...................................................................................          15
  Management After the Mergers.............................................................................          15
  Financial Matters After the Mergers......................................................................          15
  Trademarks and Trade Names...............................................................................          16
  Selected Historical Consolidated Financial Data and Unaudited Pro Forma Financial Data, Unaudited Pro
    Forma Combined Financial Data and Other Data...........................................................          17
INTRODUCTION...............................................................................................          30
BUSINESS...................................................................................................          30
THE MEETINGS...............................................................................................          39
  Matters To Be Considered at the Meetings.................................................................          39
  Votes Required...........................................................................................          39
  Voting of Proxies........................................................................................          40
  Revocability of Proxies..................................................................................          40
  Record Date; Stock Entitled To Vote; Quorum..............................................................          40
  Appraisal Rights.........................................................................................          41
  Solicitation of Proxies..................................................................................          41
SPECIAL FACTORS............................................................................................          42
  Background of the Paramount Merger.......................................................................          42
  Purpose and Structure of the Paramount Merger............................................................          50
  Reasons for the Paramount Merger; Recommendations of the Board of Directors; Fairness of the
    Transaction............................................................................................          50
  Opinions of Financial Advisors...........................................................................          53
  Interests of Certain Persons in the Paramount Merger.....................................................          77
  Paramount Voting Agreement...............................................................................          77
  Certain Federal Income Tax Consequences..................................................................          78
  Real Estate Transfer Taxes...............................................................................          85
  Certain Effects of the Paramount Merger; Operations After the Paramount Merger...........................          86
THE PARAMOUNT MERGER.......................................................................................          87
  General..................................................................................................          87
  The Offer................................................................................................          87
  Paramount Merger Consideration...........................................................................          87
  Paramount Effective Time.................................................................................          89
  Stock Exchange Listing...................................................................................          89
  Expenses of the Transaction..............................................................................          90
  Ownership of Viacom Common Stock Immediately After the Paramount Merger and the Mergers..................          90
  Effect on Employee Benefit Stock Plans...................................................................          91
FINANCING OF THE OFFER.....................................................................................          93


                                     (iii)

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- -----------------------------------------------------------------------------------------------------------  -----------
SALE OF VIACOM PREFERRED STOCK.............................................................................          95
CERTAIN PROVISIONS OF THE PARAMOUNT MERGER AGREEMENT.......................................................          96
  Procedure for Exchange of Paramount Certificates.........................................................          96
  Certain Representations and Warranties...................................................................          97
  Rights Agreement Amendments..............................................................................          98
  Conduct of Businesses Pending the Paramount Merger.......................................................          99
  Conditions to Consummation of the Paramount Merger.......................................................         100
  Restrictions On Going Private Transactions...............................................................         101
  Blockbuster Merger Agreement.............................................................................         101
  Indemnification; Insurance...............................................................................         101
  Termination..............................................................................................         102
  Expenses.................................................................................................         102
  Amendment and Waiver.....................................................................................         102
EXCHANGE ACT REGISTRATION AND TRADING OF THE PARAMOUNT COMMON STOCK........................................         103
THE BLOCKBUSTER MERGER.....................................................................................         104
  Blockbuster..............................................................................................         104
  Certain Transactions Between Viacom and Blockbuster and With Their Stockholders..........................         105
  Form of the Blockbuster Merger...........................................................................         106
  Blockbuster Merger Consideration.........................................................................         106
  Certain Federal Income Tax Consequences..................................................................         107
  Appraisal Rights with Respect to the Blockbuster Merger..................................................         107
  Treatment of Blockbuster Warrants and Employee Stock Options.............................................         107
CERTAIN CONSIDERATIONS.....................................................................................         109
AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION OF VIACOM..........................................         111
AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF PARAMOUNT.....................................         111
MANAGEMENT BEFORE AND AFTER THE MERGERS....................................................................         111
  Executive Officers and Directors of Viacom...............................................................         111
  Executive Officers and Directors of Paramount............................................................         113
  Management After the Mergers.............................................................................         115
FINANCIAL MATTERS AFTER THE MERGERS........................................................................         115
  Accounting Treatment.....................................................................................         115
  Common Stock Dividend Policy After the Paramount Merger and the Mergers..................................         115
CAPITALIZATION.............................................................................................         116
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS VIACOM-PARAMOUNT/COMBINED COMPANY..............         117
PARAMOUNT, MACMILLAN AND OTHER BUSINESSES ACQUIRED UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
   STATEMENTS..............................................................................................         125
BLOCKBUSTER, SUPER CLUB AND SPELLING ENTERTAINMENT UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
  OPERATIONS...............................................................................................         129
DESCRIPTION OF VIACOM CAPITAL STOCK........................................................................         133
  Viacom Class A Common Stock..............................................................................         133
  Viacom Class B Common Stock..............................................................................         133
  Contingent Value Rights..................................................................................         133
  Viacom Warrants..........................................................................................         137
  Voting and Other Rights of the Viacom Common Stock.......................................................         138
  Viacom Preferred Stock...................................................................................         139
  Series C Preferred Stock.................................................................................         140
DESCRIPTION OF VIACOM DEBENTURES...........................................................................         144


                                      (iv)

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
COMPARISON OF STOCKHOLDER RIGHTS...........................................................................         153
  Stockholder Vote Required for Certain Transactions.......................................................         153
  Special Meetings of Stockholders; Stockholder Action by Written Consent..................................         154
  Rights Plans.............................................................................................         155
TRANSACTIONS BY CERTAIN PERSONS IN PARAMOUNT
  COMMON STOCK.............................................................................................         157
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............................................         158
  Viacom Capital Stock.....................................................................................         158
  Paramount Capital Stock..................................................................................         159
OTHER MATTERS..............................................................................................         160
  Regulatory Approvals Required............................................................................         160
  Antitrust Approvals......................................................................................         160
  Stockholder Litigations..................................................................................         162
  Antitrust Litigation.....................................................................................         163
  QVC Litigation...........................................................................................         164
DISSENTING STOCKHOLDERS' RIGHTS OF APPRAISAL...............................................................         166
VIACOM ANNUAL MEETING MATTERS..............................................................................         169
  Election of Directors....................................................................................         169
  Related Transactions.....................................................................................         172
  Directors' Compensation..................................................................................         173
  Compensation Committee Interlocks and Insider Participation..............................................         174
  Executive Compensation...................................................................................         174
  Compensation Committee Report on Executive Compensation..................................................         174
  Employment Contracts.....................................................................................         185
  Approval of the Viacom Inc. Senior Executive Short-Term Incentive Plan...................................         186
  Approval of the Viacom Inc. 1994 Long-Term Management Incentive Plan.....................................         187
  Approval of the Viacom Inc. Stock Option Plan for Outside Directors......................................         191
  Approval of Appointment of Independent Auditors..........................................................         193
  Other Matters............................................................................................         193
EXPERTS....................................................................................................         195
  Financial Statements.....................................................................................         195
  Legal Opinions...........................................................................................         195
STOCKHOLDER PROPOSALS......................................................................................         196




                                           LIST OF ANNEXES AND EXHIBITS
Annex I         Paramount Merger Agreement
Annex II        Paramount Voting Agreement
Annex III       Opinion of Smith Barney Shearson Inc.
Annex IV        Opinion of Lazard Freres & Co.
Annex V         Excerpt from the Delaware General Corporation Law Relating to Dissenters' Rights
Annex VI        Form of Certificate of Merger for the Paramount Merger
Annex VII       Form of Certificate of Amendment to the Restated Certificate of Incorporation of Viacom
Exhibit A       Viacom Inc. Senior Executive Short-Term Incentive Plan
Exhibit B       Viacom Inc. 1994 Long-Term Management Incentive Plan
Exhibit C       Viacom Inc. Stock Option Plan for Outside Directors


                                      (v)

                        DEFINITION CROSS-REFERENCE SHEET
     Set forth below is a list of certain defined terms used in this Proxy Statement/Prospectus and the page on which each such term is defined:

     TERM                                        PAGE
- ---------------------------------------------  ---------
AMEX                                               Cover
Amended Stock Option Agreement                        46
Bidding Procedures                                    46
Blockbuster                                        Cover
Blockbuster Common Stock                              (i)
Blockbuster Credit Agreement                          94
Blockbuster Effective Time                            12
Blockbuster Merger                                 Cover
Blockbuster Merger Agreement                           2
Blockbuster Merger Consideration                      14
Blockbuster Option Stockholders                      105
Blockbuster Preferred Stock Agreement                 95
Blockbuster Proxy Agreement                          106
Blockbuster Proxy Shares                             106
Blockbuster Proxy Stockholders                       106
Blockbuster Registration Statement                    (i)
Blockbuster Stockholders Stock Option
  Agreement                                          105
Blockbuster Subscription Agreement                     2
Blockbuster Voting Agreement                          12
CVR Agreement                                        133
CVRs                                               Cover
Cityvision                                            24
Class B Value                                         14
combined company                                      12
Commission                                            (i)
Communications Act                                    34
Credit Agreement                                      93
DGCL                                                   5
Discovery Zone                                        14
Exchange Act                                          (i)
FCC                                                   33
February 4 Merger Agreement                        Cover
February 22nd Regulations                             34
First Viacom Offer                                    43
First Viacom Second-Step Merger                       43
Fourth Viacom Offer (see also
  "Offer")                                            48
Fourth Viacom Second-Step Merger                      48
Going Private Transaction                            101
Indenture                                            144
Macmillan                                             20
Macmillan Acquisition                                 20
Major Video                                           24
May Amendment                                          8
Merger Subsidiary                                  Cover
Mergers                                            Cover
MFJ                                                   35
MTVN                                                  30
NAI                                                    4
NYSE                                                  (i)
NYNEX                                                  2
NYNEX Preferred Stock Agreement                       95
New Blockbuster Facility                              93
New LTMIP                                          Cover
Nielsen Report                                        30
November 6 Amendment                                  45
October 24 Merger Agreement                           44
Offer (see also "Fourth Viacom
  Offer")                                              2
Original Merger                                       43
Original Merger Agreement                             42
Original Stock Option Agreement                       42
Original Voting Agreement                             42
Outside Directors                                     77
Outside Directors' Plan                            Cover
Paramount                                          Cover
Paramount Certificates                                96
Paramount Common Stock                             Cover
Paramount Effective Time                               5
Paramount Exchange Agent                              96
Paramount Merger                                   Cover
Paramount Merger Agreement                         Cover
Paramount Merger Consideration                         6
Paramount Option Shares                               91
Paramount Special Meeting                              3
Paramount Stock Options                               91
Paramount Voting Agreement                             4
Parity Stock                                         141
Philips                                              104
Plan                                                  77
Pro Forma Events                                      26
Preferred Stock Investors                             95
Proxy Statement/Prospectus                         Cover
QVC                                                   43
QVC Transaction Consideration                          9
Reconstituted Board of Directors of Paramount          2
Registration Statement                                (i)
Republic Pictures                                     13
Rights                                                49
Rights Agreement                                      44

                                      (vi)

     TERM                                        PAGE
- ---------------------------------------------  ---------
Rights Agreement Amendments                           98
SNI                                                   30
Schedule 13E-3                                        (i)
Second Viacom Offer                                   45
Second Viacom Second-Step Merger                      45
Securities Act                                        (i)
Senior Executive STIP                              Cover
Series A Preferred Stock                               2
Series B Preferred Stock                               2
Series C Preferred Stock                               6
Significant Stockholder                              101
Sound Warehouse                                       24
Special Meetings                                       3
Spelling Entertainment                                13
Super Club                                            24
telco                                                 34
Third Viacom Offer                                    47
Third Viacom Second-Step Merger                       47
VCR                                                   14
VCR Conversion Date                                   14
VCR Valuation Period                                  14
VSMLP                                                 24
Viacom                                             Cover
Viacom Annual Meeting                              Cover

     TERM                                        PAGE
- ---------------------------------------------  ---------
Viacom Annual Meeting Proposals                        3
Viacom-Blockbuster                                    12
Viacom Charter Amendments                              3
Viacom Class A Common Stock                        Cover
Viacom Class B Common Stock                        Cover
Viacom Common Stock                                Cover
Viacom Debentures                                    144
Viacom Exchange Debentures                             6
Viacom Five-Year Warrant Agreement                   137
Viacom Five-Year Warrants                          Cover
Viacom International                                   1
Viacom Merger Debentures                           Cover
Viacom Preferred Stock                                 2
Viacom Special Meeting                                 3
Viacom Three-Year Warrant Agreement                  137
Viacom Three-Year Warrants                         Cover
Viacom Transaction Consideration                       9
Viacom Warrant Agreements                            137
Viacom Warrants                                    Cover
Virgin                                                13
WJB                                                   24


                                     (vii)

                                    SUMMARY


     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained or incorporated by reference in this Proxy Statement/Prospectus and the Annexes and Exhibits hereto. Stockholders are urged to read this Proxy Statement/Prospectus and the Annexes and Exhibits hereto, and in particular the section herein entitled "Certain Considerations", in their entirety.



BUSINESS
  Viacom Inc. ...............................  Viacom's principal asset is its 100% ownership of Viacom
  200 Elm Street                               International ("Viacom International") and its majority ownership
  Dedham, Massachusetts 02026                  of Paramount. Viacom International is a diversified entertainment
  (617) 461-1600                               and communications company with operations in four principal segments: Networks, Entertainment, Cable Television and
                                               Broadcasting.
                                               Networks. Viacom Networks operates three basic cable services in the U.S.: MTV: MUSIC TELEVISION, VH-1/VIDEO HITS ONE and
                                               NICKELODEON/NICK AT NITE. Viacom Networks also operates three premium services: SHOWTIME, THE MOVIE CHANNEL and FLIX. Viacom also participates as a joint venturer in COMEDY CENTRALTM and ALL
                                               NEWS CHANNELTM. Internationally, MTV Networks operates MTV EUROPE and MTV LATINO and participates as a joint venturer in NICKELODEON
                                               UK.
                                               Entertainment. Viacom Entertainment is comprised principally of
                                               (i) Viacom Enterprises, which distributes off-network programming and feature films for television exhibition in various markets throughout the world and also distributes television programs for initial U.S. television exhibition on a non-network basis and for international television exhibition; (ii) Viacom Productions, which produces television series and other television properties independently and in association with others primarily for initial exhibition on U.S. prime time network television; and (iii) Viacom
                                               New Media, which develops, produces, distributes and markets interactive software for the stand-alone and other multimedia marketplaces.
                                               Cable Television. Viacom Cable owns and operates cable television systems servicing approximately 1,111,000 customers as of March
                                               31, 1994 in California, the Pacific Northwest and the Midwest.
                                               Among other projects, Viacom Cable has constructed a fiber optic cable system in Castro Valley, California to accommodate testing of new interactive services. In connection with this test, Viacom has entered into an agreement with AT&T to test and further develop such services.
                                               Broadcasting. Viacom Broadcasting owns and operates five
                                               network-affiliated television stations and 14 radio stations (two of which are under contract to be sold) in six of the top eight radio markets, including duopolies (i.e., ownership of two or more
                                               AM or two or more FM stations in the same
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                                               market) in each of Los Angeles, Seattle and Washington, D.C.
                                               Strategic Relationships. Viacom has entered into strategic relationships with Blockbuster and NYNEX Corporation ("NYNEX")
                                               including (i) a $600 million investment by Blockbuster in the
                                               Series A Cumulative Convertible Preferred Stock, par value $.01 per share, of Viacom (the "Series A Preferred Stock"), (ii) a $1.2
                                               billion investment by NYNEX in the Series B Cumulative Convertible
                                               Preferred Stock, par value $.01 per share, of Viacom (the "Series
                                               B Preferred Stock" and, together with the Series A Preferred
                                               Stock, the "Viacom Preferred Stock") and (iii) an agreement with each of Blockbuster and NYNEX to explore strategic partnership opportunities.
                                               In addition, on March 10, 1994 Blockbuster purchased approximately
                                               22.7 million shares of Viacom Class B Common Stock for an
                                               aggregate purchase price of approximately $1.25 billion pursuant to the Subscription Agreement dated as of January 7, 1994 between
                                               Blockbuster and Viacom (the "Blockbuster Subscription Agreement").
                                               Blockbuster Merger. Viacom and Blockbuster are parties to an
                                               Agreement and Plan of Merger (the "Blockbuster Merger Agreement")
                                               dated as of January 7, 1994, as described under "The Blockbuster
                                               Merger."
                                               Ownership of Paramount Common Stock. On March 11, 1994, pursuant to the terms of its tender offer for shares of Paramount Common
                                               Stock (sometimes hereinafter referred to as the "Offer" and sometimes as the "Fourth Viacom Offer"), Viacom completed its purchase of 61,657,432 of such shares, representing a majority of the shares of Paramount Common Stock outstanding. On March 11,
                                               1994, 10 members of Paramount's Board of Directors resigned and their positions were filled by 10 designees of Viacom (the
                                               "Reconstituted Board of Directors of Paramount"). Effective March
                                               15, 1994, Paramount's fiscal year was changed such that its fiscal year (consisting of eleven calendar months) will end March 31,
                                               1994, following which Paramount's fiscal year will be the nine month period ending December 31, 1994. Thereafter, Paramount's fiscal year will be the twelve month period ending on December 31 of each year, conforming to that of Viacom.
                                               Recent Developments. On April 4, 1994, Viacom sold its one-third partnership interest in LIFETIME(R) to its partners The Hearst
                                               Corporation and Capital Cities/ABC Inc. for approximately $317.6 million.
  Paramount Communications Inc. .............  The businesses of Paramount are entertainment and publishing.
  15 Columbus Circle                           Entertainment includes the production, financing and distribution
  New York, New York 10023                     of motion pictures, television programming and prerecorded
  (212) 373-8000                               videocassettes and the operation of motion picture theaters, independent television stations, regional theme parks and Madison
                                               Square Garden.
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                                               Publishing includes the publication and distribution of hardcover and paperback books for the general public, textbooks for
                                               elementary schools, high schools and colleges, and the provision of information services for business and professions.
THE MEETINGS
  Meetings of Stockholders...................  Viacom. A Special Meeting of Stockholders of Viacom will be held
                                               at [             ], New York, New York on [              ], 1994,
                                               at [        ] a.m., local time (the "Viacom Special Meeting").
                                               The Viacom Annual Meeting will be held immediately following the
                                               Viacom Special Meeting at the same location as the Viacom Special
                                               Meeting.
                                               Paramount. A Special Meeting of Stockholders of Paramount will be
                                               held at [              ] on [              ], 1994, at [        ]
                                               a.m., local time (the "Paramount Special Meeting" and, together with the Viacom Special Meeting, the "Special Meetings").
  Matters to Be Considered at the Meetings...  Viacom. At the Viacom Special Meeting, holders of Viacom Class A
                                               Common Stock will consider and vote upon (i) a proposal to approve and adopt the Paramount Merger Agreement, including the issuance of the Paramount Merger Consideration (as defined below); (ii)
                                               proposals to amend Viacom's Restated Certificate of Incorporation to (1) increase the number of shares of Viacom Class B Common
                                               Stock authorized to be issued from 150 million to one billion, (2)
                                               increase the number of shares of Viacom Class A Common Stock authorized to be issued from 100 million to 200 million, (3)
                                               increase the number of shares of preferred stock of Viacom authorized to be issued from 100 million to 200 million and (4)
                                               increase the maximum number of directors constituting the Board of
                                               Directors of Viacom from 12 to 20 (the matters described in clauses (1) through (4) above being hereinafter together referred to as the "Viacom Charter Amendments") and (iii) such other proposals as may be properly brought before the Viacom Special
                                               Meeting.
                                               At the Viacom Annual Meeting, holders of Viacom Class A Common
                                               Stock will consider and vote upon (i) the election of 10
                                               directors, (ii) the approval of the Senior Executive STIP, (iii)
                                               the approval of the New LTMIP, (iv) the approval of the Outside
                                               Directors' Plan, (v) the approval of the appointment of
                                               independent auditors for 1994 and (vi) such other business as may properly come before the Viacom Annual Meeting or any adjournment thereof (the matters described in clauses (i) through (v) above being hereinafter together referred to as the "Viacom Annual
                                               Meeting Proposals").
                                               Paramount. At the Paramount Special Meeting, holders of Paramount
                                               Common Stock will consider and vote upon (i) a proposal to approve and adopt the Paramount Merger
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                                               Agreement and (ii) such other matters as may be properly brought before the meeting.
  Security Ownership of Management and
    Certain Affiliates.......................  Viacom. As of April 1, 1994, directors and executive officers of
                                               Viacom and their affiliates (other than Sumner M. Redstone,
                                               Chairman of the Board of Viacom) were beneficial owners of less than 1% of the outstanding shares of Viacom Class A Common Stock and less than 1% of the outstanding shares of Viacom Class B
                                               Common Stock. National Amusements, Inc. ("NAI"), which is
                                               controlled by Sumner M. Redstone, owned approximately 85% of the outstanding shares of Viacom Class A Common Stock and 52% of the outstanding shares of Viacom Class B Common Stock on April 1,
                                               1994.
                                               Paramount. As of March 31, 1994, directors and executive officers of Paramount were beneficial owners of approximately 2.0% of the outstanding shares of Paramount Common Stock.
  Votes Required.............................  Viacom. In order to effect the Viacom Charter Amendments, the
                                               Viacom Charter Amendments must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Viacom
                                               Class A Common Stock. Abstentions and broker non-votes will have the same effect as votes against the Viacom Charter Amendments.
                                               The affirmative vote of the holders of a majority of the shares of
                                               Viacom Class A Common Stock present in person or represented by proxy is required for approval of the Paramount Merger Agreement
                                               (including the issuance of the Paramount Merger Consideration) and approval of the Annual Meeting Proposals. Abstentions will have the same effect as a vote against approval of the Paramount Merger
                                               Agreement and approval of Annual Meeting Proposals. Broker non-votes will have no such effect and will not be counted.
                                               Pursuant to a Voting Agreement dated as of January 21, 1994 (the
                                               "Paramount Voting Agreement") between Paramount and NAI, a copy of which is attached as Annex II, NAI has agreed to vote all of its shares of Viacom Class A Common Stock in favor of the Paramount
                                               Merger and related transactions. The vote of NAI in accordance with the Paramount Voting Agreement would be sufficient to approve the Paramount Merger Agreement and the related transactions without any action on the part of any other holder of Viacom Class
                                               A Common Stock.
                                               NAI has advised Viacom that it intends to vote all of its shares of Viacom Class A Common Stock in favor of the Annual Meeting
                                               Proposals and each of the Viacom Charter Amendments; such action by NAI is sufficient to approve such proposals without any action on the part of any other holder of Viacom Class A Common Stock.
                                               Paramount. In order to effect the Paramount Merger, the Paramount
                                               Merger Agreement must be approved by the affirmative vote of the holders of a majority of the
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                                               outstanding shares of Paramount Common Stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes against the Paramount Merger Agreement. As Viacom has acquired a majority of the outstanding shares of Paramount
                                               Common Stock pursuant to the Offer, Viacom has sufficient voting power to approve the Paramount Merger Agreement, even if no other stockholder of Paramount votes in favor of the Paramount Merger
                                               Agreement.
  Record Date................................  Viacom. The record date for the Viacom Special Meeting and the
                                               Viacom Annual Meeting is May 31, 1994. Accordingly, holders of record of Viacom Common Stock as of such date will be entitled to notice of, and holders of record of Viacom Class A Common Stock will be entitled to vote at, the Viacom Special Meeting and the
                                               Viacom Annual Meeting.
                                               Paramount. The record date for the Paramount Special Meeting is
                                               May 31, 1994. Accordingly, holders of record of Paramount Common
                                               Stock as of such date will be entitled to notice of, and to vote at, the Paramount Special Meeting.
THE PARAMOUNT MERGER
  The Offer..................................  Pursuant to the Offer, on March 11, 1994, Viacom completed its purchase of a majority of the shares of Paramount Common Stock outstanding at a price of $107 per share in cash, or an aggregate cash consideration of approximately $6.6 billion.
  Form of the Paramount Merger...............  The Paramount Merger Agreement provides that the Paramount Merger will be effected by causing the Merger Subsidiary, a wholly owned subsidiary of Viacom, to merge with and into Paramount. As a result, Paramount will be the corporation surviving the merger and will become a wholly owned subsidiary of Viacom after the
                                               effective time of the Paramount Merger (the "Paramount Effective
                                               Time").
                                               At the Paramount Effective Time, the Restated Certificate of
                                               Incorporation (the "Certificate of Incorporation") and By-Laws of
                                               Paramount will be amended in their entirety to read as the
                                               Certificate of Incorporation and By-Laws of the Merger Subsidiary.
  Conversion of the Paramount Common Stock...  Pursuant to the Paramount Merger Agreement, each share of
                                               Paramount Common Stock not owned by Viacom (other than shares of
                                               Paramount Common Stock held in the treasury of Paramount or owned by any direct or indirect wholly owned subsidiary of Viacom or of
                                               Paramount and other than shares of Paramount Common Stock held by stockholders who have demanded and perfected appraisal rights under the Delaware General Corporation Law ("DGCL")), will be converted into the right to receive (i) 0.93065 of a share of
                                               Viacom Class B Common Stock, (ii) $17.50 principal amount of the
                                               Viacom Merger Debentures, (iii) 0.93065 of a CVR, (iv) 0.5 of a
                                               Viacom Three-Year Warrant and (v) 0.3 of a Viacom Five-Year
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                                               Warrant (collectively, the "Paramount Merger Consideration").
  Paramount Merger Consideration.............  Viacom Class B Common Stock has rights, privileges, limitations, restrictions and qualifications identical to Viacom Class A Common
                                               Stock, except that shares of Viacom Class B Common Stock have no voting rights other than those required by law.
                                               The Viacom Merger Debentures will bear interest at a rate of 8%
                                               per annum, will have a maturity of 12 years from the Paramount
                                               Effective Time, will be redeemable by Viacom at declining
                                               redemption premiums after the fifth anniversary of the Paramount
                                               Effective Time and will be subordinated in right of payment to all senior obligations of Viacom.
                                               The Viacom Merger Debentures will be exchangeable, at the option of Viacom, into the Series C Cumulative Exchangeable Redeemable
                                               Preferred Stock, par value $.01 per share, of Viacom (the "Series
                                               C Preferred Stock"), on or after the earlier of (i) January 1,
                                               1995, but only if the Blockbuster Merger has not been consummated by such date and (ii) the acquisition by a third party of
                                               beneficial ownership of a majority of the then outstanding voting securities of Blockbuster, into the Series C Preferred Stock at the rate of one share of Series C Preferred Stock for each $50 in principal amount of Viacom Merger Debentures exchanged. At the time of the exchange of the Series C Preferred Stock for the
                                               Viacom Merger Debentures, all accrued and unpaid interest on the
                                               Viacom Merger Debentures will not be paid and instead the
                                               dividends payable pursuant to subclause (i) of the next sentence will be payable. The Series C Preferred Stock, if issued, (i)
                                               would accrue dividends from the later of the Paramount Effective
                                               Time and the latest date through which interest has been paid on the Viacom Merger Debentures at a rate of 5% per annum until the tenth anniversary of the Paramount Effective Time and 10% per annum thereafter, (ii) would have a liquidation preference of $50 per share, (iii) would be redeemable at the option of Viacom at declining redemption premiums after the fifth anniversary of the
                                               Paramount Effective Time and (iv) would be exchangeable at the option of Viacom into the 5% subordinated debentures due 2014 of
                                               Viacom (the "Viacom Exchange Debentures") after the third
                                               anniversary of the Paramount Effective Time.
                                               Each whole CVR will represent the right, on the first anniversary of the Paramount Effective Time, to receive, in cash or securities of Viacom (at the option of Viacom), the amount by which the average trading value of Viacom Class B Common Stock over a specified period is less than a minimum price of $48 per share. If
                                               Viacom elects to issue securities in payment for the CVRs, such securities could take the form of common stock or preferred stock, options or warrants therefor, other securities convertible into or exchangeable for common stock or preferred stock, notes,
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                                               debentures, or any other security of Viacom or any combination of the foregoing. Viacom will have the right, in its sole discretion, to extend the payment and measurement dates of the CVR by one year, in which case the minimum price will increase to $51 per share, and a further one-year extension right which, if exercised by Viacom, would increase the minimum price to $55 per share. The average trading value will be based upon market prices during the
                                               60 trading days ending on the last day of the relevant period and is subject to a floor of (i) $36 per share if Viacom does not exercise its extension rights, (ii) $37 per share if Viacom extends the payment and measurement dates of the CVR by one year or (iii) $38 per share if Viacom exercises its further one-year extension right.
                                               If the average trading value of a share of Viacom Class B Common
                                               Stock equals or exceeds $48 on the Maturity Date or $51 on the
                                               First Extended Maturity Date (if the Maturity Date is extended by
                                               Viacom to the First Extended Maturity Date) or $55 on the Second
                                               Extended Maturity Date (if the First Extended Maturity Date is
                                               extended by Viacom to the Second Extended Maturity Date), as the
                                               case may be, no amount will be payable with respect to the CVRs.
                                               Certain corporate reorganizations, in which consideration paid to holders of shares of Viacom Class B Common Stock exceeds minimum amounts, may also result in no value being payable with respect to the CVRs. See "Description of Viacom Capital Stock--Contingent
                                               Value Rights."
                                               Each whole Viacom Three-Year Warrant will entitle the holder thereof to purchase one share of Viacom Class B Common Stock at any time prior to the third anniversary of the Paramount Effective
                                               Time at a price of $60, payable in cash.
                                               Each whole Viacom Five-Year Warrant will entitle the holder thereof to purchase one share of Viacom Class B Common Stock at any time prior to the fifth anniversary of the Paramount Effective
                                               Time at a price of $70, payable in cash or, if issued, in an equivalent amount of liquidation preference of Series C Preferred
                                               Stock or principal amount of Viacom Exchange Debentures.
                                               No fractional securities will be issued in connection with the
                                               Paramount Merger. In lieu of any such fractional shares, each holder of Paramount Common Stock will be paid an amount in cash as described under "Certain Provisions of the Paramount Merger
                                               Agreement--Procedure for Exchange of Paramount Certificates."
                                               On February 1, 1994, the last trading day before the announcement of the terms of the February 4 Merger Agreement, February 14,
                                               1994, the date on which Lazard Freres reaffirmed its fairness opinion, and on May [23], 1994, the last trading day before the printing of this Proxy Statement/Prospectus, the last sales price of a share of Viacom Class B Common Stock as reported on the AMEX was $34 1/8, $29 7/8 and $28 3/8, respectively. However, no
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                                               assurances can be given with respect to the prices at which the
                                               Viacom Class B Common Stock will trade after the date hereof or after the Paramount Effective Time or the prices at which the
                                               Viacom Merger Debentures (or, if issued, the Series C Preferred
                                               Stock and the Viacom Exchange Debentures), the CVRs and the Viacom
                                               Warrants will trade after the Paramount Effective Time. There has been no public trading market for the Viacom Merger Debentures,
                                               CVRs or Viacom Warrants and there can be no assurances that an active market for such securities will develop or continue after the Paramount Merger.
  Ownership of Viacom Common Stock After the
    Mergers..................................  Following the Paramount Merger. NAI will own approximately 85% of the voting Viacom Class A Common Stock and approximately 46% of the aggregate Viacom Common Stock immediately following
                                               consummation of the Paramount Merger. Former stockholders of
                                               Paramount will own approximately 28% of the aggregate Viacom
                                               Common Stock immediately following consummation of the Paramount
                                               Merger. (All percentages of ownership of common stock shown above in this paragraph are calculated assuming that the Blockbuster
                                               Merger has not yet been consummated.)
                                               Following the Mergers. NAI will own approximately 62% of the voting Viacom Class A Common Stock and approximately 25% of the aggregate Viacom Common Stock immediately following consummation of the Mergers. Former stockholders of Paramount will own
                                               approximately 16% of the aggregate Viacom Common Stock immediately following consummation of the Mergers. Former stockholders of
                                               Blockbuster will own approximately 27% of the voting Viacom Class
                                               A Common Stock and approximately 46% of the aggregate Viacom
                                               Common Stock immediately following consummation of the Mergers.
                                               (All percentages of ownership of common stock shown above in this section are calculated based on the number of shares of the relevant class or classes of stock outstanding as of March 31,
                                               1994.)
  Recommendations of the Boards of
    Directors................................  Viacom. By a unanimous vote (with one director abstaining) of directors at a special meeting of the Board of Directors of Viacom held on February 1, 1994, the Viacom Board of Directors determined that the Offer and the Paramount Merger, taken together, are fair to, and in the best interests of, Viacom and its stockholders, approved the Offer and the Paramount Merger and resolved to recommend that holders of Viacom Class A Common Stock vote FOR approval of the February 4 Merger Agreement and related
                                               transactions.
                                               On May 26, 1994, the Board of Directors of Viacom approved an amendment (the "May Amendment") to the February 4 Merger
                                               Agreement. The principal purposes of the May Amendment were to (i)
                                               add Merger Subsidiary as a party, (ii) provide for the merger of
                                               Merger Subsidiary
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                                               with and into Paramount (rather than Paramount into Viacom) and
                                               (iii) provide for the treatment of Paramount Stock Options in the
                                               Paramount Merger as described under "The Paramount Merger--Effect on Employee Benefit Stock Plans."
                                               The Board of Directors of Viacom also recommends that the
                                               stockholders of Viacom vote FOR the Viacom Charter Amendments and
                                               Annual Meeting Proposals.
                                               Paramount. On February 4, 1994, the Board of Directors of
                                               Paramount (i) approved the terms of the February 4 Merger
                                               Agreement and authorized its execution and delivery, (ii)
                                               determined that the Offer and the Paramount Merger, taken
                                               together, are fair to, and in the best interests of, the holders of Paramount Common Stock, (iii) recommended approval and adoption of the February 4 Merger Agreement by the stockholders of
                                               Paramount and (iv) recommended that holders of Paramount Common
                                               Stock tender their shares pursuant to the Offer.
                                               On May 26, 1994, the Reconstituted Board of Directors of Paramount
                                               approved the May Amendment.
  Opinions of Financial Advisors.............  Viacom. Smith Barney Shearson Inc. ("Smith Barney") has delivered its opinion to the Board of Directors of Viacom that, as of
                                               February 1, 1994, the financial terms of the Offer and the
                                               Paramount Merger, taken together, are fair, from a financial point of view, to Viacom and its stockholders whether or not the
                                               Blockbuster Merger is consummated.
                                               Paramount. Lazard Freres & Co. ("Lazard Freres"), financial advisor to Paramount, has delivered its opinion to the Board of
                                               Directors of Paramount that, as of February 4, 1994, (i) the consideration to be received by the holders of Paramount Common
                                               Stock in the Offer and the Paramount Merger, taken together (the
                                               "Viacom Transaction Consideration"), was fair to the holders of
                                               Paramount Common Stock from a financial point of view, (ii) the consideration proposed to be received in the Fourth QVC Offer and the Fourth QVC Second-Step Merger (each as defined in "Special
                                               Factors--Opinions of Financial Advisors"), taken together (the
                                               "QVC Transaction Consideration"), was fair to the holders of
                                               Paramount Common Stock from a financial point of view and (iii)
                                               the Viacom Transaction Consideration was marginally superior to the QVC Transaction Consideration from a financial point of view.
                                               On February 14, 1994, Lazard Freres reaffirmed its fairness opinion.
                                               For information on the assumptions made, matters considered and limits of the reviews by Smith Barney and Lazard Freres,
                                               stockholders are urged to read in their entirety the opinions of
                                               Smith Barney and Lazard Freres attached as Annexes III and IV, respectively, to this Proxy Statement/Prospectus.
  Conditions to the Paramount Merger,
    Termination..............................  The obligations of Viacom and Paramount to consummate
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                                               the Paramount Merger are subject to various conditions, including obtaining requisite stockholder approvals and approval for listing on the AMEX, subject to official notice of issuance, of the shares of Viacom Class B Common Stock, the Viacom Merger Debentures, the
                                               CVRs and the Viacom Warrants to be issued in connection with the
                                               Paramount Merger.
                                               The Paramount Merger Agreement may be terminated at any time prior to the Paramount Effective Time by mutual consent of Viacom and
                                               Paramount, or by either party if (i) any permanent injunction or action by any governmental entity preventing consummation of the
                                               Paramount Merger becomes final and nonappealable, (ii) the
                                               Paramount Merger has not been consummated before July 31, 1994;
                                               provided, however, that the Paramount Merger Agreement may be extended by written notice of either Paramount or Viacom to a date not later than September 30, 1994 if the Paramount Merger has not been consummated as a direct result of Viacom or Paramount having failed by July 31, 1994 to receive all required regulatory approvals or consents with respect to the Paramount Merger or
                                               (iii) any approval of stockholders of Viacom or Paramount required for consummation of the Paramount Merger has not been obtained at the applicable meeting.
                                               Paramount may terminate the Paramount Merger Agreement if Viacom has breached any representation, warranty, covenant or agreement in the Paramount Merger Agreement such that the closing conditions relating to its representations, warranties, covenants and agreements would be incapable of being satisfied by July 31, 1994.
  Stock Exchange Listing.....................  It is a condition to the Paramount Merger that the shares of
                                               Viacom Class B Common Stock, the Viacom Merger Debentures, the
                                               CVRs and the Viacom Warrants to be issued in the Paramount Merger as Paramount Merger Consideration be authorized for listing on the
                                               AMEX, subject to official notice of issuance. Viacom has filed an application to list such securities on the AMEX, subject to official notice of issuance. The shares of Viacom Class B Common
                                               Stock are traded on the AMEX under the symbol "VIA.B" and the
                                               Viacom Debentures, CVRs, Viacom Three-Year Warrants and Viacom
                                               Five-Year Warrants will be traded under the symbols "VIA.D",
                                               "VIA.CV", "VIA.WS.C" and "VIA.WS.E", respectively.
                                               Viacom has also agreed to use its reasonable best efforts to cause the Series C Preferred Stock and the Viacom Exchange Debentures to
                                               be approved for listing on the AMEX prior to the issuance thereof.
  Dividends..................................  The Paramount Merger Agreement prohibits the declaration, setting aside, making or payment of dividends until the Paramount
                                               Effective Time, except for (i) Viacom's regularly scheduled quarterly dividends to be paid on the Viacom Preferred Stock, (ii)
                                               Paramount's regularly scheduled quarterly dividends, not to exceed
                                               $.20 per share, after consultation with Viacom as to the timing
                                               and
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                                               advisability of declaring any such dividend and (iii) dividends paid and declared by subsidiaries of Viacom and Paramount
                                               consistent with past practice.
  Appraisal Rights...........................  In connection with the Paramount Merger, a holder of shares of
                                               Paramount Common Stock who has not voted in favor of the Paramount
                                               Merger will be entitled to demand appraisal rights in respect of such shares under Section 262 of the DGCL, subject to satisfaction by such stockholder of the conditions for appraisal rights established by such Section, which is set forth in full in Annex V hereto. Holders of Viacom Common Stock will not have appraisal rights in connection with the Paramount Merger.
  Certain Federal Income Tax Consequences....  No ruling has been (or will be) sought from the Internal Revenue
                                               Service as to the anticipated Federal income tax consequences of the Paramount Merger. A Paramount stockholder will recognize gain or loss on all Paramount Common Stock exchanged in the Paramount
                                               Merger equal to the difference between such stockholder's basis in the Paramount Common Stock so exchanged and the amount of cash and/or the fair market value on the date of the Paramount Merger of the Viacom Class B Common Stock, the Viacom Merger Debentures,
                                               the CVRs, the Viacom Three-Year Warrants and the Viacom Five-Year
                                               Warrants received. Neither Paramount nor Viacom will recognize any gain or loss as a result of the Paramount Merger.
  Financing of the Offer.....................  The total amount of funds required by Viacom to consummate the
                                               Offer and to pay related fees and expenses was approximately $6.7 billion.
                                               The Offer was financed by (i) $1.8 billion from the sale of Viacom
                                               Preferred Stock (see "Sale of Viacom Preferred Stock"), proceeds of which are reflected as cash and cash equivalents on Viacom's
                                               Balance Sheet as of December 31, 1993, (ii) $1.25 billion from the sale of Viacom Class B Common Stock to Blockbuster and (iii) $3.7
                                               billion from borrowings under a credit agreement.
                                               During May 1994, Viacom received commitments in the aggregate amount of $3.0 billion from Bank of America NT&SA, Citibank, N.A.,
                                               Morgan Guaranty Trust Company of New York and The Bank of New
                                               York, managing agents under a proposed long-term $6.8 billion credit facility, subject to receiving commitments for the
                                               remainder of the facility. On May 5, 1994, Viacom, Viacom
                                               International and Paramount filed a shelf registration statement with the Commission registering $3.0 billion of debt securities and preferred stock, guaranteed by Viacom International and, after the Paramount Effective Time, Paramount. Although Viacom expects that it will be able to refinance its indebtedness and meet its obligations without the need to sell any assets, Viacom is continuing to review opportunities for the sale of non-strategic assets as such opportunities may arise, including the exploration of the sale of the operations of Madison Square Garden and certain non-core publishing assets.
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  Paramount Voting Agreement.................  Pursuant to the Paramount Voting Agreement, NAI has agreed to vote its shares of Viacom Class A Common Stock in favor of the
                                               Paramount Merger and related transactions and against any
                                               competing business combination proposal. Approval of the Paramount
                                               Merger Agreement (including the issuance of the Paramount Merger
                                               Consideration) and related transactions by the stockholders of
                                               Viacom is therefore assured.
THE BLOCKBUSTER MERGER
  The Blockbuster Merger
     Agreement...............................  The Blockbuster Merger Agreement provides that, subject to stockholder approval, at the effective time of the Blockbuster
                                               Merger (the "Blockbuster Effective Time"), Blockbuster will merge with and into Viacom, with Viacom being the surviving corporation.
                                               Such surviving corporation is hereinafter referred to in this
                                               Proxy Statement/Prospectus as "Viacom-Blockbuster." Viacom-
                                               Blockbuster, together with its consolidated subsidiaries, and together with Paramount as its wholly owned subsidiary, is referred to in this Proxy Statement/Prospectus as the "combined company."
                                               It is anticipated that the Blockbuster Merger will be considered at separate meetings of the stockholders of Viacom and
                                               Blockbuster. Pursuant to a Voting Agreement dated as of January 7,
                                               1994 (the "Blockbuster Voting Agreement") between Blockbuster and
                                               NAI, NAI has agreed to vote its shares of Viacom Class A Common
                                               Stock in favor of the Blockbuster Merger and against any competing business combination proposal. Approval of the Blockbuster Merger by the stockholders of Viacom is therefore assured. In a letter to stockholders dated May 4, 1994, H. Wayne Huizenga, the Chairman of the Board of Blockbuster, stated that, although Blockbuster continues to believe that the combination of Blockbuster with
                                               Viacom and Paramount represents an excellent strategic
                                               opportunity, given Viacom's stock prices as of the date of his letter, there could be no assurance that the Blockbuster Board would be able to recommend the Blockbuster Merger Agreement to the
                                               Blockbuster stockholders at the time of any stockholder meeting called to vote on the Blockbuster Merger. Mr. Huizenga also stated, among other things, that Blockbuster was unable to say whether or not the Blockbuster Merger would go forward or whether or not any special meeting of Blockbuster stockholders would be called to vote on the Blockbuster Merger. THIS PROXY
                                               STATEMENT/PROSPECTUS IS NOT A SOLICITATION WITH RESPECT TO, NOR A
                                               PROSPECTUS RELATING TO, THE BLOCKBUSTER MERGER.
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  Blockbuster ...............................  Blockbuster is an international entertainment company with businesses operating in the home video, music retailing and filmed entertainment industries. Blockbuster also has investments in other entertainment related businesses.
                                               Home Video Retailing. Blockbuster owns, operates and franchises
                                               Blockbuster Video videocassette rental and sales stores.
                                               According to a survey published in the December 1993 issue of
                                               Video Store Magazine, Blockbuster's and its franchise owners'
                                               systemwide revenue from the rental and sale of prerecorded videocassettes is greater than that of any other video specialty chain in the United States. As of December 31, 1993, there were
                                               3,593 video stores operating in Blockbuster's system, of which
                                               2,698 were Blockbuster-owned and 895 were franchise-owned.
                                               Blockbuster-owned video stores at December 31, 1993 included 775 stores operating under the "Ritz" trade name in the United Kingdom and Austria and 120 stores operating under the "Video Towne",
                                               "Alfalfa", "Movies at Home" and "Movieland" trade names. The
                                               Blockbuster Video system operates in 49 states and 9 foreign countries.
                                               Music Retailing. Through music stores operating under various trade names, including "Blockbuster Music Plus", "Sound
                                               Warehouse", "Music Plus", "Record Bar", "Tracks", "Turtle's" and
                                               "Rhythm and Views", Blockbuster is one of the largest specialty retailers of prerecorded music in the United States, with 511 stores operating throughout the United States as of December 31,
                                               1993. Blockbuster is also a partner in an international joint venture with Virgin Retail Group Limited ("Virgin") to develop music "Megastores" in Continental Europe, Australia and the United
                                               States. The joint venture currently owns interests in and operates
                                               20 "Megastores."
                                               Filmed Entertainment. Blockbuster has interests in the filmed entertainment industry through investments in Spelling
                                               Entertainment Group Inc. (together with its subsidiaries,
                                               "Spelling Entertainment") and Republic Pictures Corporation
                                               ("Republic Pictures"), each of which operates in a broad range of filmed entertainment businesses, supported by an extensive library of television series, feature films, television movies,
                                               mini-series and specials. Blockbuster owns approximately 70.5% of
                                               Spelling Entertainment's outstanding shares of common stock and approximately 39% of Republic Pictures' outstanding shares of common stock, including shares subject to certain warrants, as of
                                               December 31, 1993.
                                               Spelling Entertainment and Republic Pictures have entered into an agreement pursuant to which Spelling Entertainment will acquire
                                               Republic Pictures, which transaction is expected to be consummated during the second quarter of 1994.
                                               Other Entertainment. As of December 31, 1993, Blockbuster owned approximately 19.1% of the outstanding
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                                               shares of common stock of Discovery Zone, Inc. ("Discovery Zone").
                                               Discovery Zone owns, operates and franchises indoor recreational facilities for children ("Discovery Zone FunCenters"). Blockbuster currently operates 34 Discovery Zone facilities as a franchisee of
                                               Discovery Zone and has rights to develop additional Discovery Zone facilities, directly and in a joint venture with Discovery Zone.
  Conversion of the Blockbuster Common
    Stock....................................  At the Blockbuster Effective Time, each outstanding share of
                                               Blockbuster Common Stock (other than shares of Blockbuster Common
                                               Stock owned by Viacom or any direct or indirect wholly owned subsidiary of Viacom or of Blockbuster and other than shares of
                                               Blockbuster Common Stock held by stockholders who have demanded and perfected appraisal rights, if available, under the DGCL) will be converted into the right to receive (i) 0.08 of a share of
                                               Viacom Class A Common Stock, (ii) 0.60615 of a share of Viacom
                                               Class B Common Stock and (iii) up to an additional 0.13829 of a share of Viacom Class B Common Stock, with such number of shares depending on market prices of Viacom Class B Common Stock during the year following the Blockbuster Effective Time, evidenced by one variable common right (a "VCR" and, collectively, the
                                               "Blockbuster Merger Consideration").
  Variable Common Rights.....................  The VCRs represent the right to receive shares of Viacom Class B
                                               Common Stock under certain circumstances on the first anniversary of the Blockbuster Effective Time (the "VCR Conversion Date"). The
                                               number of shares of Viacom Class B Common Stock into which the
                                               VCRs will convert will generally be based upon the value of Viacom
                                               Class B Common Stock (the "Class B Value") determined during the
                                               90 trading day period (the "VCR Valuation Period") immediately preceding the VCR Conversion Date. The Class B Value will be equal to the average closing price of a share of Viacom Class B Common
                                               Stock during the 30 consecutive trading days in the VCR Valuation
                                               Period which yields the highest average closing price of a share of Viacom Class B Common Stock. In the event that the Class B
                                               Value is more than $40 per share but less than $48 per share, each
                                               VCR will convert into 0.05929 of a share of Viacom Class B Common
                                               Stock on the VCR Conversion Date. If the Class B Value is $40 per
                                               share or below, the number of shares of Viacom Class B Common
                                               Stock into which each VCR will convert on the VCR Conversion Date will increase ratably to the maximum of 0.13829 of a share of
                                               Viacom Class B Common Stock, which will occur if the Class B Value is $36 per share or below. If the Class B Value is $48 per share or above, the number of shares of Viacom Class B Common Stock into which the VCR will convert on the VCR Conversion Date will decrease ratably to zero, which will occur if the Class B Value is
                                               $52 per share or above.
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                                               Notwithstanding the calculation in the above paragraph, the number of shares of Viacom Class B Common Stock into which each VCR will convert on the VCR Conversion Date will not exceed 0.05929 of a share of Viacom Class B Common Stock if the average of the closing prices for a share of Viacom Class B Common Stock exceeds $40 per share during any 30 consecutive trading day period following the
                                               Blockbuster Effective Time and prior to the VCR Conversion Date.
                                               In the event that during any such period such average price exceeds $52 per share, the VCRs will terminate and have no value and holders thereof will have no further rights with respect to the VCRs. The dollar amounts are subject to certain downward adjustments in connection with substantial declines in the
                                               Standard & Poor's 400 Index. Certain days are not included as
                                               "trading days" if the number of shares of Viacom Class B Common
                                               Stock traded on such days is below specified levels.
CERTAIN CONSIDERATIONS                         Stockholders of Viacom and Paramount should carefully evaluate the matters set forth under "Certain Considerations." Factors to be considered, among other things, include the potential for
                                               fluctuations in the value of the Paramount Merger Consideration.
                                               Paramount stockholders should also consider that, following consummation of the Paramount Merger and the Mergers, voting control of the combined company will be held by a single
                                               stockholder (although certain provisions of the Paramount Merger
                                               Agreement and the Blockbuster Merger Agreement restrict the ability of certain large stockholders from engaging in going private transactions). Paramount stockholders should also consider the total indebtedness of Viacom after the Paramount Merger and the Mergers, including the maturity of such debt. Finally, stockholders should consider the changing competitive environment of the entertainment and telecommunications industries and the consummation of the Blockbuster Merger.
MANAGEMENT AFTER THE MERGERS
  Executive Officers.........................  Sumner M. Redstone, currently the Chairman of the Board of Viacom and Paramount, will remain Chairman of the Board of the combined company. Assuming consummation of the Blockbuster Merger, H. Wayne
                                               Huizenga, currently the Chairman of the Board and Chief Executive
                                               Officer of Blockbuster and a Director of Viacom and Paramount,
                                               will become Vice Chairman of the combined company. Frank J.
                                               Biondi, Jr., currently President, Chief Executive Officer and
                                               Director of Viacom and Paramount, will remain President, Chief
                                               Executive Officer of the combined company.
  Directors..................................  At the Viacom Annual Meeting, holders of Viacom Class A Common
                                               Stock will consider and vote upon the election of 10 directors.
FINANCIAL MATTERS AFTER THE MERGERS
  Accounting Treatment.......................  The Mergers will be accounted for by Viacom under the "purchase"
                                               method of accounting in accordance with generally accepted accounting principles. Therefore, the

                                               aggregate consideration paid by Viacom in connection with the
                                               Mergers will be allocated to both Paramount's and Blockbuster's assets and liabilities based on their fair values, with any excess being treated as goodwill.
                                               The assets and liabilities and results of operations of Paramount
                                               (adjusted for minority ownership interests from the date of the purchase of the shares of Paramount Common Stock pursuant to the
                                               Offer through the Paramount Effective Time) were consolidated into the assets and liabilities and results of operations of Viacom as of March 1, 1994. The assets and liabilities and results of operations of Blockbuster will be consolidated into the assets and liabilities and results of operations of Viacom subsequent to the
                                               Blockbuster Effective Time.
  Common Stock Dividend Policy After the
     Paramount Merger
     and the Mergers.........................  It is the current intention of the Viacom Board not to pay cash dividends on the Viacom Class A Common Stock or Viacom Class B
                                               Common Stock following the Paramount Merger and the Mergers.
                                               Future dividends will be determined by Viacom's Board of Directors in light of Viacom's alternative opportunities for investment and the earnings and financial condition of Viacom and its
                                               subsidiaries, among other factors.
TRADEMARKS AND TRADE NAMES                     Viacom. The following trademarks, trade names and service marks are used in this Proxy Statement/Prospectus and are proprietary to
                                               Viacom:
                                               Viacom Logo(R); MTV: MUSIC TELEVISION(R); NICKELODEON(R); NICK AT
                                               NITE(R); MTV EUROPETM; MTV LATINOTM; NICKELODEON UKTM; VH-1/VIDEO
                                               HITS ONE(R); SHOWTIME(R); THE MOVIE CHANNELTM; FLIXTM; SHOWTIME
                                               SATELLITE NETWORKSTM; SETTM PAY PER VIEW; THE REN & STIMPY SHOWTM;
                                               RUGRATS(R); NICKTOONS(R); DOUGTM; BEAVIS & BUTT-HEADTM; ROCKO'S
                                               MODERN LIFETM; DRACULA UNLEASHEDTM; and UNPLUGGEDTM.
                                               Paramount. The trademarks and trade names used in this Proxy
                                               Statement/Prospectus in connection with Paramount and its
                                               businesses are proprietary or licensed to Paramount or its subsidiaries.
                                               Blockbuster. The following trademarks and trade names are used in this Proxy Statement/Prospectus and are proprietary to
                                               Blockbuster:
                                               BLOCKBUSTER(R); BLOCKBUSTER VIDEO(R); BLOCKBUSTER ENTERTAINMENTTM;
                                               MUSIC PLUS(R) and design; SOUND WAREHOUSE(R); TRACKS
                                               MUSIC-VIDEO(R) and design; TURTLE'S(R); VIDEOTOWNE
                                               ENTERTAINMENT(R) and design; RECORD BAR(R); and RHYTHM AND
                                               VIEWS(R) and design.

               SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF
                                     VIACOM
                (IN MILLIONS, EXCEPT PER SHARE DATA AND RATIOS)


     The following table sets forth certain selected historical consolidated financial data of Viacom and has been derived from and should be read in conjunction with the audited consolidated financial statements of Viacom, including the notes thereto, and the unaudited interim consolidated financial statements of Viacom, including the notes thereto, which are incorporated by reference to this Proxy Statement/Prospectus. See "Incorporation of Certain Documents by Reference." The notes to the audited consolidated financial statements and unaudited interim consolidated financial statements disclose, among other matters, certain business acquisitions and dispositions, certain other transactions, and accounting changes. Unaudited interim data for the three months ended March 31, 1994 and 1993 reflect, in the opinion of management of Viacom, all adjustments (consisting only of normal recurring adjustments, except for the merger-related charges associated with the Paramount Merger) considered necessary for a fair presentation of such data. Results of operations for the three months ended March 31, 1994 are not necessarily indicative of results which may be expected for any other interim or annual period.



                                          THREE MONTHS ENDED
                                              MARCH 31,                       YEAR ENDED DECEMBER 31,
                                         --------------------  -----------------------------------------------------
                                          1994(a)     1993      1993(b)    1992(c)     1991       1990      1989(d)
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------
RESULTS OF OPERATIONS DATA:
Revenues...............................  $   878.4  $   470.7  $ 2,004.9  $ 1,864.7  $ 1,711.6  $ 1,599.6  $ 1,436.2
Earnings (loss) from operations........     (300.2)      90.2      385.0      347.9      312.2      223.8      144.7
Earnings (loss) before income taxes....     (352.3)     102.1      301.8      155.6        8.3      (70.4)     144.9
Net earnings (loss) before
  extraordinary items and cumulative
  effect of change in accounting
principle..............................     (431.6)      70.6      169.5       66.1      (46.6)     (89.8)     131.1
Net earnings (loss)....................     (431.6)      81.0      171.0       49.0      (49.7)     (89.8)     131.1
Net earnings (loss) attributable to
  common stock.........................  $  (454.1) $    81.0  $   158.2  $    49.0  $   (49.7) $   (89.8) $   113.6
Net earnings (loss) per common share:
  Net earnings (loss) before
    extraordinary items and cumulative
    effect of change in accounting
    principle..........................  $   (3.59) $     .59  $    1.30  $     .55  $    (.41) $    (.84) $    1.06
  Extraordinary items..................         --         --       (.07)      (.14)      (.03)        --         --
  Cumulative effect of change in
    accounting principle...............         --        .08        .08         --         --         --         --
  Net earnings (loss)..................  $   (3.59) $     .67  $    1.31  $     .41  $    (.44) $    (.84) $    1.06
RATIO OF EARNINGS TO FIXED CHARGES.....         (e)      3.2x       2.8x       1.8x       1.0x         (e)      1.4x



                                                AT MARCH
                                                   31,                         AT DECEMBER 31,
                                               -----------  -----------------------------------------------------
                                                  1994        1993       1992       1991       1990       1989
                                               -----------  ---------  ---------  ---------  ---------  ---------
BALANCE SHEET DATA:
Total assets.................................   $16,336.2   $ 6,416.9  $ 4,317.1  $ 4,188.4  $ 4,027.9  $ 3,753.0
Total debt, including current
  maturities.................................     7,267.1     2,433.3    2,397.0    2,321.0    2,537.3    2,283.2
Stockholders' equity.........................     3,510.4     2,718.1      756.5      699.5      366.2      455.9

Book value per common share..................   $   11.92   $    7.60  $    6.28  $    5.82  $    3.43  $    4.27


    See notes to selected historical consolidated financial data of Viacom.

       NOTES TO SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF VIACOM


      (a)  Results of operations for the first quarter of 1994 reflect the results of Paramount for the month of March and merger-related charges of $332.1 million which principally relate to adjustments of programming assets based upon new management strategies and additional programming sources resulting from the merger with
           Paramount.
      (b)  During the first quarter of 1993, Viacom adopted Statement of Financial Accounting Standards No. 109,
           "Accounting for Income Taxes," on a prospective basis and recognized a cumulative benefit from a change in accounting principle of $10.3 million.
           As part of the settlement of the Time Warner antitrust lawsuit, Viacom sold the stock of Viacom Cablevision of Wisconsin, Inc. to Warner Communications Inc., effective January 1, 1993, resulting in a pre-tax gain of approximately $55 million.
           During the third quarter of 1993, Viacom International recognized an after-tax extraordinary loss from the early extinguishment of debt of $8.9 million (net of a tax benefit of approximately $6.1 million) related to the redemption, on July 15, 1993, of the $298 million principal amount outstanding of the 11.8% Senior
           Subordinated Notes.
      (c)  Results of operations for the year ended December 31, 1992 reflect a reserve for litigation of approximately
           $33 million related to a summary judgment against Viacom in a dispute with CBS Inc. Additionally, a gain of approximately $35 million related to the Time Warner antitrust lawsuit was recognized in the third quarter of
           1992.
           Results of operations for the year ended December 31, 1992 also include an after-tax extraordinary loss of
           $17.1 million (net of a tax benefit of $11.3 million) from the early extinguishment of the 11.5% Senior
           Subordinated Reset Notes and 14.75% Senior Subordinated Discount Debentures.
      (d)  The results of operations for the year ended December 31, 1989 reflect a pre-tax gain of $313.1 million on the sale of the Long Island and Cleveland cable systems.
      (e)  Earnings of Viacom were insufficient to cover fixed charges. Additional earnings required to cover fixed charges of Viacom were $343.6 million and $66.2 million for the three months ended March 31, 1994 and the year ended December 31, 1990, respectively.
Certain Acquisitions and Dispositions
           In April 1994, Viacom sold its one-third partnership interest in LIFETIME for approximately $317.6 million.
           Pursuant to the Offer, on March 11, 1994, Viacom completed its purchase of 61,657,432 shares of Paramount
           Common Stock, constituting a majority of the shares outstanding, at a price of $107 per share in cash.
           On August 30, 1991, Viacom increased its interest in MTV Europe to 100% through the purchase of the 50.01%
           interest held by an affiliate of Mirror Group Newspapers. As consideration for the purchase, which was valued at approximately $65 million, Viacom issued 2,210,884 shares of Viacom Class B Common Stock.
           During 1990, Viacom purchased five radio stations for approximately $121.3 million in the aggregate. These stations included: KOFY-FM (now KSRY-FM), San Francisco, California; KLRS-FM (now KSRI-FM), Santa Cruz/San
           Jose, California; KJOI-FM (now KYSR-FM), Los Angeles, California; and KHOW-AM and KSYY-FM (now KHOW-FM),
           Denver, Colorado (which were exchanged for KNDD-FM, Seattle, Washington during 1992).
Cash Dividends
           Viacom has not declared cash dividends with respect to the Viacom Common Stock for any of the periods presented.
Viacom Class B Common Stock
           Pursuant to the Blockbuster Subscription Agreement, on March 10, 1994, Viacom sold 22,727,273 shares of
           Viacom Class B Common Stock to Blockbuster at a price of $55.00 per share.
Cancellation of Series A Preferred Stock and Viacom Class B Common Stock Owned by Blockbuster
           If the Blockbuster Merger is consummated, the Series A Preferred Stock and Viacom Class B Common Stock then owned by Blockbuster will be cancelled and will no longer be outstanding.

               SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF
                                   PARAMOUNT
                      (IN MILLIONS, EXCEPT PER SHARE DATA)


     The following table sets forth certain selected historical consolidated financial data of Paramount and has been derived from and should be read in conjunction with the audited consolidated financial statements of Paramount, including the notes thereto, and the unaudited interim consolidated financial statements of Paramount, including the notes thereto, which are incorporated by reference in this Proxy Statement/Prospectus. See "Incorporation of Certain Documents by Reference." The notes to the audited consolidated financial statements and unaudited interim consolidated financial statements disclose, among other matters, certain business acquisitions and dispositions, certain other transactions and accounting changes. Unaudited interim data for the nine months ended January 31, 1994 and 1993 and for the six months ended April 30, 1992 reflect, in the opinion of management of Paramount, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation of such data. Results of operations for the six months ended April 30, 1993 and the interim nine months ended January 31, 1994 are not necessarily indicative of results which may be expected for any other interim or annual period. In 1993, Paramount changed its fiscal year end from October 31 to April 30. In 1994, Paramount caused its fiscal period to be the eleven month period ended March 31, 1994. Subsequently, Paramount's fiscal year end will be December 31 to conform with that of Viacom.

                                         NINE MONTHS ENDED      SIX MONTHS ENDED
                                            JANUARY 31,            APRIL 30,                  YEAR ENDED OCTOBER 31,
                                        --------------------  --------------------  ------------------------------------------
                                         1994(a)     1993      1993(b)     1992       1992      1991(c)     1990      1989(d)
                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
RESULTS OF OPERATIONS DATA:
Revenues..............................  $ 3,757.0  $ 3,210.1  $ 1,898.1  $ 1,998.5  $ 4,264.9  $ 3,895.4  $ 3,869.0  $ 3,391.6
Earnings (loss) from operations.......      298.0      320.1      (10.1)      77.8      396.1      157.8      304.2      192.9
Earnings (loss) from continuing
  operations before income taxes......      277.8      327.4      (16.8)      68.7      397.3      179.7      381.0       19.1
Net earnings (loss) from continuing
  operations before extraordinary item
  and cumulative effect of changes in
accounting principles.................      180.6      225.6       (9.1)      48.7      274.2      127.6      264.4       17.3
Net earnings (loss)...................  $   180.6  $   149.9  $   (76.0) $    48.7  $   265.4  $   127.6  $   264.4  $ 1,414.7
Net earnings (loss) per share:
  Net earnings (loss) from continuing
    operations before extraordinary
    item and cumulative effect of
    changes in accounting
    principles........................  $    1.50  $    1.90  $    (.08) $     .41  $    2.31  $    1.08  $    2.20  $     .14
  Discontinued operations.............         --         --         --         --         --         --         --      12.12
  Extraordinary item..................         --       (.07)        --         --       (.08)        --         --         --
  Cumulative effect of changes in
    accounting principles.............         --       (.57)      (.57)        --         --         --         --       (.48)
  Net earnings (loss).................  $    1.50  $    1.26  $    (.65) $     .41  $    2.23  $    1.08  $    2.20  $   11.78

Cash dividends declared per common
  share...............................  $     .60  $     .60  $     .40  $    .375  $    .775  $     .70  $     .70  $     .70


                                          1988
                                        ---------
RESULTS OF OPERATIONS DATA:
Revenues..............................  $ 3,055.9
Earnings (loss) from operations.......      375.5
Earnings (loss) from continuing
  operations before income taxes......      268.7
Net earnings (loss) from continuing
  operations before extraordinary item
  and cumulative effect of changes in
accounting principles.................      152.8
Net earnings (loss)...................  $   384.7
Net earnings (loss) per share:
  Net earnings (loss) from continuing
    operations before extraordinary
    item and cumulative effect of
    changes in accounting
    principles........................  $    1.27
  Discontinued operations.............       1.94
  Extraordinary item..................         --
  Cumulative effect of changes in
accounting principles.................         --
  Net earnings (loss).................  $    3.21
Cash dividends declared per common
share.................................  $    .675



                              AT JANUARY    AT APRIL
                                 31,           30,                         AT OCTOBER 31,
                             ------------  -----------  -----------------------------------------------------
                                 1994         1993        1992       1991       1990       1989       1988
                             ------------  -----------  ---------  ---------  ---------  ---------  ---------
BALANCE SHEET DATA:
Total assets...............   $  7,416.8    $ 6,874.8   $ 7,057.0  $ 6,654.7  $ 6,541.0  $ 7,060.0  $ 5,378.1
Long-term debt, including
  current maturities.......      1,010.7        817.1       822.1      718.2      733.8      744.4    1,507.5
Stockholders' equity.......      4,186.8      3,902.1     4,015.5    3,854.8    3,783.8    3,666.8    2,266.2
Book value per common
  share....................   $    34.35    $   33.01   $   34.19  $   32.73  $   32.24  $   30.56  $   19.50

   See notes to selected historical consolidated financial data of Paramount.

     NOTES TO SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF PARAMOUNT

     Effective May 1, 1993, Paramount adopted Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes," by restating its prior period financial statements beginning November 1, 1988. The cumulative effect of this accounting change was a charge of $56.5 million, which is included in net earnings for the year ended October 31, 1989.

      (a)  Reflects operating losses at USA Networks, Paramount's 50%-owned cable networks, due largely to a $78 million pre-tax charge, the majority of which was recorded in December 1993, to adjust the carrying value of certain broadcast rights to net realizable value because of the under performance of certain series programming of which Paramount recorded its share.

      (b)  Includes an after-tax charge of $26.0 million, related to the write-down to net realizable value of certain
           Publishing operations real estate, expected to be sold, and a provision for relocation costs in connection with Paramount's planned move of its Publishing operations and Paramount's corporate headquarters.

           Effective November 1, 1992, Paramount adopted SFAS No. 106, "Employers' Accounting for Postretirement
           Benefits Other Than Pensions." Paramount has elected to record the cumulative effect of the accounting change as a charge against income as of November 1, 1992, resulting in a one-time charge of $66.9 million, net of income taxes of $34.5 million.

      (c)  Net earnings for the year ended October 31, 1991 includes a $35.4 million after-tax charge, the majority of which was related to a provision for write-downs of certain motion picture and television development commitments and entertainment reorganization costs.

      (d)  During the year ended October 31, 1989, Paramount completed a major reevaluation of its Publishing business and, as a result, recorded an $84.3 million after-tax charge, a portion of which was related to the write-down of obsolete inventory and the carrying value of pre-publication costs to reflect a more conservative estimate of the life cycle of various publishing products. Further, this charge included provisions related to certain royalty advances, book returns and capitalized database costs, as well as a charge related to a restructuring plan to modify certain publishing systems and other adjustments to the carrying value of certain assets and liabilities on Publishing's balance sheet.

           Includes an after-tax gain of approximately $1.2 billion on the sale of Associates First Capital Corporation,
           Paramount's former consumer/commercial finance business. In addition, Paramount recorded an after-tax charge of $30.8 million to provide for additional costs applicable to certain operations previously discontinued.
           Earnings for fiscal 1989 also include an after-tax charge of $48.3 million for costs incurred in Paramount's bid to acquire Time Incorporated. In addition, in fiscal 1989 Paramount sold Prentice Hall Information
           Services and Prentice Hall Information Network, two units of its Publishing operations, resulting in an after-tax gain of $7.4 million.


           In December 1988, Paramount completed the sale of a 50% interest in its domestic motion picture theater operations for approximately half of Paramount's purchase price. The results for fiscal 1989 reflect the gain on this sale of $5.6 million, net of income taxes of $3.3 million.


Certain Acquisitions and Dispositions

           In February 1994, Paramount acquired Macmillan Publishing Company and certain other publishing assets of
           Macmillan, Inc. (together, "Macmillan") for approximately $553 million (the "Macmillan Acquisition").

           In September 1993, Paramount purchased television station WKBD-TV in Detroit from Cox Enterprises Inc. for approximately $105 million.

           In May 1993, Paramount purchased the remaining 80% it did not own of Canada's Wonderland, Inc., later renamed
           Paramount Canada's Wonderland, Inc., a Canadian theme park, for approximately $52 million.

           In August and October 1992, Paramount acquired Kings Entertainment Company and Kings Island Company,
           respectively, later renamed Paramount Parks, which own and operate regional theme parks, for a total of approximately $400 million.

           In November 1991, Paramount acquired Macmillan Computer Publishing, later renamed Prentice Hall Computer
           Publishing, a leading publisher of personal computer and related technical books, for approximately $158 million.

           In March 1990, Paramount acquired Computer Curriculum Corporation, which develops and markets computer-based learning systems, for approximately $75 million.

           In December 1989, Paramount acquired a preferred and common stock equity interest in Paramount Stations Group
           ("PSG"), formerly TVX Broadcast Group Inc., which owns and operates independent television stations, for approximately $110 million. Paramount also acquired PSG debt obligations for approximately $34 million. In
           April 1990, Paramount was granted the right by the FCC to assume control of PSG. Paramount did so by converting preferred stock into common stock and, consequently, began reflecting its operations on a consolidated basis. In July and October 1990, Paramount purchased additional shares of PSG stock for $3.5 million and $4.3 million, respectively. In February 1991, Paramount, through a merger, acquired the remaining outstanding shares of PSG for approximately $62 million.

           In October 1989, Paramount sold Associates First Capital Corporation, its former consumer/commercial finance business, for $3.35 billion. Paramount realized net proceeds of approximately $2.6 billion and reported a gain of approximately $1.2 billion, net of income taxes of $763.4 million. In addition, in fiscal 1989
           Paramount sold Prentice Hall Information Services and Prentice Hall Information Network, two units of its
           Publishing operations, resulting in an after-tax gain of $7.4 million.

            SELECTED UNAUDITED PRO FORMA FINANCIAL DATA OF PARAMOUNT
                      (IN MILLIONS, EXCEPT PER SHARE DATA)



     The following selected unaudited pro forma financial data of Paramount for the two months ended February 28, 1994 and the twelve months ended January 31, 1994 gives effect to, on a purchase accounting basis, (i) the Macmillan Acquisition, (ii) the acquisition of television station WKBD-TV in Detroit ("WKBD") in September 1993 and (iii) the acquisition of the remaining 80% interest in Paramount Canada's Wonderland ("PCW") theme park in May 1993. The unaudited pro forma results of operations data for the two months ended February 28, 1994 was prepared based upon historical consolidated statements of operations of Paramount and Macmillan for the two months ended February 28, 1994. The unaudited pro forma Paramount results of operations data for the twelve months ended January 31, 1994 was prepared based upon the historical consolidated statements of operations of (i) Paramount for the nine months ended January 31, 1994 and three months ended April 30, 1993 combined, (ii) Macmillan for the twelve months ended December 31, 1993, (iii) WKBD for the seven months ended August 31, 1993 and (iv) PCW for the three months ended April 30, 1993. Financial information of WKBD and PCW subsequent to their acquisition is included in the Paramount historical financial information. The unaudited pro forma results of operations data present the transactions as if they had occurred at the beginning of each period presented. The selected unaudited pro forma financial data was derived from, and should be read in conjunction with, the Unaudited Pro Forma Condensed Consolidated Financial Statements and the notes thereto appearing elsewhere in this Proxy Statement/Prospectus. See "Paramount, Macmillan and Other Businesses Acquired Unaudited Pro Forma Condensed Consolidated Financial Statements." The unaudited pro forma data are not necessarily indicative of the results of operations that would have occurred if the aforementioned transactions had been in effect at the beginning of each of the periods presented nor are they necessarily indicative of future operating results.



                                                                               TWO MONTHS         TWELVE MONTHS
                                                                           ENDED FEBRUARY 28,   ENDED JANUARY 31,
                                                                                  1994                 1994
                                                                           -------------------  ------------------
Revenues.................................................................       $   717.2          $    5,024.0
Earnings (loss) from operations..........................................           (54.3)                299.5
Net earnings (loss) before cumulative effect of change in accounting
principle................................................................           (55.7)                153.1
Net earnings (loss) per common share before cumulative effect of change
in accounting principle..................................................       $    (.46)         $       1.28

               SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF
                                  BLOCKBUSTER
                      (IN MILLIONS, EXCEPT PER SHARE DATA)



     The following table sets forth certain selected historical consolidated financial data of Blockbuster and has been derived from and should be read in conjunction with the audited consolidated financial statements of Blockbuster, including the notes thereto, and the unaudited interim consolidated financial statements of Blockbuster, including the notes thereto, which are incorporated by reference in this Proxy Statement/Prospectus. See "Incorporation of Certain Documents by Reference." The notes to the audited consolidated financial statements and unaudited interim consolidated financial statements disclose, among other matters, certain business acquisitions and certain other transactions. Unaudited interim data for the three months ended March 31, 1994 and 1993 reflect, in the opinion of management of Blockbuster, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation of such data. Results of operations for the three months ended March 31, 1994 are not necessarily indicative of results which may be expected for any other interim or annual period.



                                                    THREE MONTHS ENDED
                                                         MARCH 31                       YEAR ENDED DECEMBER 31,
                                                   --------------------  ------------------------------------------------------
                                                     1994       1993      1993(a)     1992(b)    1991(c)     1990      1989(d)
                                                   ---------  ---------  ----------  ---------  ---------  ---------  ---------
RESULTS OF OPERATIONS DATA:
Revenues.........................................  $   696.5  $   433.4  $  2,227.0  $ 1,315.8  $   961.6  $   699.7  $   421.9
Earnings from operations.........................      119.6       76.9       423.0      242.9      161.1      122.1       76.9
Earnings before income taxes.....................      115.2       70.4       389.8      231.2      141.0      103.7       67.5
Net earnings.....................................  $    72.6  $    44.7  $    243.6  $   148.3  $    89.1  $    65.9  $    42.7
Net earnings per share--assuming full
dilution(e)......................................  $     .29  $     .22  $     1.10  $     .76  $     .51  $     .39  $     .26
Cash dividends declared per common share.........  $    .025  $     .02  $     .095  $     .06         --         --         --



                                                                                     AT DECEMBER 31,
                                                                  ------------------------------------------------------
                                                   AT MARCH 31,
                                                       1994          1993       1992       1991       1990       1989
                                                  --------------  ----------  ---------  ---------  ---------  ---------
BALANCE SHEET DATA:
Total assets....................................    $  4,466.7    $  3,521.0  $ 1,540.7  $   893.3  $   702.1  $   468.9
Total debt, including current maturities........       1,997.0         612.6      373.5      214.2      253.9      178.0
Stockholders' equity............................       1,854.3       2,123.4      787.3      480.5      319.4      210.2
Book value per common share.....................    $     7.45    $     8.58  $    3.98  $    2.84  $    2.04  $    1.39



  SEE NOTES TO SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF BLOCKBUSTER.

          NOTES TO SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF
                                  BLOCKBUSTER


     Financial data for all periods presented is restated to reflect Blockbuster's merger with WJB Video Limited Partnership and certain of its affiliates ("WJB") in August 1993, which was accounted for under the pooling of interests method of accounting.


      (a)  In April 1993, Blockbuster acquired a majority of Spelling Entertainment's outstanding common stock. In
           November 1993, Blockbuster acquired all of the outstanding capital stock of Super Club Retail Entertainment
           Corporation and subsidiaries ("Super Club"). These transactions were accounted for under the purchase method of accounting and, accordingly, the results of operations of Spelling Entertainment and Super Club subsequent to their acquisition are included in Blockbuster's consolidated financial statements. At December 31, 1993,
           Blockbuster owned 45,658,640 shares of common stock of Spelling Entertainment, representing approximately
           70.5% of its outstanding shares.
      (b)  In February 1992, Blockbuster acquired substantially all of the outstanding ordinary shares of Cityvision plc
           ("Cityvision"). The transaction was accounted for under the purchase method of accounting and, accordingly, the results of operations of Cityvision subsequent to that time are included in Blockbuster's consolidated financial statements. In November 1992, Blockbuster acquired all of the outstanding common stock of Sound
           Warehouse, Inc. (together with its subsidiary, "Sound Warehouse") and Show Industries, Inc. ("Show
           Industries"). These transactions were accounted for under the purchase method of accounting and, accordingly, the results of operations of Sound Warehouse and Show Industries subsequent to that time are included in
           Blockbuster's consolidated financial statements.
      (c)  Effective April 1991, Blockbuster acquired all of the outstanding shares of capital stock of Erol's Inc.
           ("Erol's"). The transaction was accounted for under the purchase method of accounting and, accordingly, the results of operations of Erol's subsequent to that time are included in Blockbuster's consolidated financial statements.
      (d)  In January 1989, a wholly owned subsidiary of Blockbuster was merged into Major Video Corp. ("Major Video").
           In August 1989, Blockbuster acquired Video Superstore Master Limited Partnership ("VSMLP"), then its largest franchise owner. These transactions were accounted for under the pooling of interests method of accounting.
           Accordingly, financial data has been restated as if Blockbuster, Major Video and VSMLP had operated as one entity since inception.
      (e)  Net earnings per share has been adjusted to reflect two-for-one splits of Blockbuster Common Stock in May
           1989 and March 1991.

                 SELECTED UNAUDITED PRO FORMA FINANCIAL DATA OF
                                  BLOCKBUSTER
                      (IN MILLIONS, EXCEPT PER SHARE DATA)



     The following selected unaudited pro forma financial data of Blockbuster for the three months ended March 31, 1994 gives effect to the incremental interest expense incurred on the additional $1.25 billion of borrowings. The following selected unaudited pro forma financial data of Blockbuster for the three months ended March 31, 1994 gives effect to the $1.25 billion investment in Viacom and related interest expense incurred on borrowing used to finance such investment. The following selected financial data of Blockbuster for the year ended December 31, 1993, gives effect to (i) the acquisition of Super Club,
(ii) the acquisition of a majority of the outstanding common stock of Spelling Entertainment, (iii) a $600 and a $1.25 billion investment in Viacom and related borrowings to finance such investments and (iv) the sale of 14.6 million shares of Blockbuster common stock. All of the aforementioned acquisitions were accounted for under the purchase method of accounting. The unaudited pro forma statement of operations data for the three months ended March 31, 1994 was prepared based upon the statement of operations of Blockbuster for the three months ended March 31, 1994. The unaudited pro forma statement of operations data for the year ended December 31, 1993 wasprepared based upon the results of operations of Blockbuster for the year ended December 31, 1993, Super Club for the eleven months ended November 20, 1993 and Spelling Entertainment for the three months ended March 31, 1993. Financial information subsequent to the acquisition of the majority of the outstanding common stock of Spelling Entertainment and the acquisition of Super Club is included in the Blockbuster historical financial information. The unaudited pro forma statements of operations data present the pro forma transactions listed above as if they had occurred at the beginning of the period presented. The balance sheet of Blockbuster at March 31, 1994 reflects the pro forma transactions listed above. The selected unaudited pro forma financial data was derived from, and should be read in conjunction with, the Unaudited Pro Forma Condensed Consolidated Statements of Operations of Blockbuster and the notes thereto appearing elsewhere in this Proxy Statement/Prospectus. See "Blockbuster, Super Club and Spelling Entertainment Unaudited Pro Forma Condensed Consolidated Statement of Operations." The unaudited pro forma financial data is not necessarily indicative of the results of operations that would have occurred if the aforementioned transactions had been in effect at the beginning of the periods indicated nor are they necessarily indicative of future operating results or financial position.



                                                                                           THREE
                                                                                          MONTHS
                                                                                           ENDED      YEAR ENDED
                                                                                         MARCH 31,   DECEMBER 31,
                                                                                           1994          1993
                                                                                        -----------  -------------
RESULTS OF OPERATIONS DATA:
Revenues..............................................................................   $   696.5    $   2,595.2
Earnings from operations..............................................................       119.6          435.6
Net earnings from continuing operations...............................................        66.0          225.2
Net earnings per share from continuing operations--assuming full dilution.............   $    0.26    $      0.92

            SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA OF
                     VIACOM-PARAMOUNT/THE COMBINED COMPANY
                      (IN MILLIONS, EXCEPT PER SHARE DATA)



     The following selected unaudited pro forma combined financial data gives effect to (i) the Paramount Merger, which will be accounted for under the purchase method of accounting, (ii) the elimination of all of the outstanding Paramount Common Stock, (iii) the issuance of the Paramount Merger Consideration, (iv) the acquisitions by Paramount described under "Selected Unaudited Pro Forma Financial Data of Paramount," (v) the Blockbuster Merger, which will be accounted for under the purchase method of accounting, (vi) the elimination of all of the outstanding Blockbuster Common Stock, (vii) the elimination of all the Series A Preferred Stock and Viacom Class B Common Stock held by Blockbuster, (viii) the issuance of the Blockbuster Merger Consideration, (ix) the pro forma events of Blockbuster described under "Selected Unaudited Pro Forma Financial Data of Blockbuster" and (x) the sale of Viacom's one-third partnership interest in LIFETIME (items (i) through (iv) being, collectively, the "Paramount Pro Forma Events," items (v) through (ix) being, collectively, the "Blockbuster Pro Forma Events," and, together with the Paramount Pro Forma Events and item (x), the "Pro Forma Events"), as if such events occurred at the beginning of the period presented for results of operations data. The unaudited pro forma statement of operations data for the three months ended March 31, 1994 was prepared based upon the statements of operations of Viacom and Blockbuster for the three months ended March 31, 1994 and of Paramount for the two months ended February 28, 1994. The unaudited pro forma statements of operations data for the year ended December 31, 1993 was prepared based upon Viacom and Blockbuster for the year ended December 31, 1993 and of Paramount for the nine months ended January 31, 1994 combined with the three months ended April 30, 1993. The following selected unaudited pro forma combined balance sheet data was prepared based upon the balance sheet data of Viacom and Blockbuster at March 31, 1994. Financial information for Paramount subsequent to the Offer is included in Viacom's historical information. Such unaudited pro forma balance sheet data give effect to the Pro Forma Events as if they occurred on March 31, 1994. The selected unaudited pro forma combined financial data was derived from, and should be read in conjunction with, the unaudited pro forma combined condensed financial statements and the notes thereto appearing elsewhere in this Proxy Statement/Prospectus. See "Unaudited Pro Forma Combined Condensed Financial Statements." The unaudited pro forma data are not necessarily indicative of the combined results of operations or financial position that would have occurred if the Paramount Pro Forma Events or the Pro Forma Events, as the case may be, had been in effect at the beginning of the period or on the date indicated nor are they necessarily indicative of future operating results or financial position of Viacom-Paramount or the combined company.



                                                VIACOM-PARAMOUNT*                   COMBINED COMPANY**
                                       -----------------------------------  -----------------------------------
                                        THREE MONTHS                         THREE MONTHS
                                         ENDED OR AT        YEAR ENDED        ENDED OR AT        YEAR ENDED
                                       MARCH 31, 1994   DECEMBER 31, 1993   MARCH 31, 1994   DECEMBER 31, 1993
                                       ---------------  ------------------  ---------------
RESULTS OF OPERATIONS DATA:
Revenues.............................    $   1,595.6        $  7,028.9        $   2,292.1        $  9,624.1
Earnings (loss) from operations......          (48.5)            535.5               47.2             875.7
Earnings (loss) before extraordinary
  item, cumulative effect of change
  in accounting principle and
  preferred stock dividend
  requirements.......................         (337.7)              4.5             (300.4)            116.0
Earnings (loss) attributable to
  common stock before extraordinary
  item and cumulative effect of
  change in accounting principle.....         (360.2)            (85.5)            (315.4)             56.0
Primary earnings per common share
  before extraordinary item and
  cumulative effect of change in
  accounting principle...............    $     (1.79)       $    (0.43)       $     (0.89)       $     0.14
BALANCE SHEET DATA:
Total assets.........................    $  17,888.1                NA        $  24,667.7                NA
Long-term debt, including current
maturities...........................        8,132.0                NA           10,129.0                NA
Stockholders' equity:
  Preferred..........................        1,800.0                NA            1,200.0                NA
  Common.............................        3,708.3                NA            8,475.5                NA
Book value per common share..........    $     18.50                NA        $     22.83                NA


- ---------------
 * Gives effect only to the Paramount Pro Forma Events and item (x) described above.

** Gives effect to all of the Pro Forma Events. See "Certain
   Considerations--Consummation of the Blockbuster Merger."

                            COMPARATIVE STOCK PRICES

     Viacom Common Stock is listed on the AMEX. Paramount Common Stock and Blockbuster Common Stock are listed on the NYSE. The following tables set forth, for the periods indicated, the high and low sales prices per share of Viacom Common Stock, Paramount Common Stock and Blockbuster Common Stock as reported on the AMEX or the NYSE Composite Transaction Tape, as the case may be.


                             VIACOM                VIACOM
                            CLASS A               CLASS B             BLOCKBUSTER                                  PARAMOUNT
                        COMMON STOCK(a)       COMMON STOCK(a)         COMMON STOCK                              COMMON STOCK(b)
                      --------------------  --------------------  --------------------                        --------------------
     QUARTER ENDED      HIGH        LOW       HIGH        LOW       HIGH        LOW        QUARTER ENDED        HIGH        LOW
- --------------------  ---------  ---------  ---------  ---------  ---------  ---------  --------------------  ---------  ---------
1992                                                                                    1992
  March 31..........  $  37 1/4  $  32 1/8  $  36 1/2  $  31 1/4  $      15  $  11 7/8  January 31..........  $  43 3/8  $  36 1/2
  June 30...........     38 1/2     32 3/8     36 7/8     30 1/2     15 7/8     12 1/8  April 30............     48 3/4     42 1/2
  September 30......     34 7/8     30 7/8     32 7/8         29     13 3/4     11 1/8  July 31.............         48     43 1/4
  December 31.......         44     28 1/8     41 7/8         27     19 1/2     12 3/8  October 31..........     46 3/8     41 1/4
1993                                                                                    1993
  March 31..........  $  46 1/2  $  37 1/2  $  44 1/8  $  35 1/4  $  20 1/8  $  15 3/4  January 31..........  $  47 3/8  $  41 7/8
  June 30...........     52 5/8     37 1/8     49 1/2         36     21 7/8     16 3/4  April 30............     52 5/8     45 5/8
  September 30......     67 1/2     50 1/2     61 1/4     45 3/4     30 1/8     21 3/8  July 31.............     56 5/8     49 1/2
  December 31.......     66 1/2         47     60 1/2     40 3/8     34 1/4     24 1/2  October 31..........         81         51
1994                                                                                    1994
  March 31..........  $  49 3/4  $  28 1/8  $      45  $  23 3/4  $  31 3/8  $  23 3/8  January 31..........  $  83 1/2  $  73 1/2
  through                                                                                 April 30..........     80 1/4     36 5/8
  May 24, 1994......  $  30 5/8  $  24 1/2  $  29 1/4  $  21 3/4  $  27 1/2  $  23 7/8  through
                                                                                          May 24, 1994......  $  43 3/8  $  37 3/8


- ---------------
(a) For the first through fourth quarters of 1992, NAI purchased 40,500, 19,000, 35,900 and 76,200 shares of Viacom Class A Common Stock, and 35,700, 32,100, 44,100 and 139,900 shares of Viacom Class B Common Stock, in each case respectively. For the first through third quarters of 1993, NAI purchased 55,300, 121,800 and 113,100 shares of Viacom Class A Common Stock, and 47,600, 135,100 and 413,600 shares of Viacom Class B Common Stock, in each case respectively. Since the end of the third quarter of 1993, NAI has not purchased any shares of Viacom Common Stock. All purchases were made pursuant to a publicly reported buying program initiated by NAI in August 1987 which has been designed to comply with applicable securities regulations.
(b) Paramount purchased 1,119,500 shares of Paramount Common Stock in the open market between August 13 and October 30, 1992 at an average price of $42.86 and with a range of $42 1/8 to $43 3/4 per share, and it also purchased 479,600 shares of Paramount Common Stock in the open market between November 2, 1992 and January 21, 1993 at an average price of $42.34 and with range of $41 7/8 to $43 per share. None of Viacom, NAI or Sumner M. Redstone have made any purchases of Paramount Common Stock in the last two fiscal years of Paramount.


     On February 1, 1994, the last trading day before the announcement of the terms of the February 4 Merger Agreement, the last sales prices of Viacom Class A Common Stock and Viacom Class B Common Stock and Paramount Common Stock, as reported on the AMEX and the NYSE Composite Transactions Tape, were $39 per share, $34 1/8 per share and $79 7/8 per share, respectively.


     On January 6, 1994, the last trading day before the announcement of the Blockbuster Merger Agreement, the last sales prices of Viacom Class A Common Stock and Viacom Class B Common Stock, Blockbuster Common Stock and Paramount Common Stock, as reported on the AMEX and the NYSE Composite Transactions Tape, were $47 per share, $42 3/4 per share, $29 7/8 per share and $78 1/2 per share, respectively.

     On [              ], 1994, the last trading day before the printing of this
Proxy Statement/Prospectus, the last sales prices of Viacom Class A Common Stock and Viacom Class B Common Stock, Paramount Common Stock and Blockbuster Common Stock, as reported on the AMEX and the NYSE Composite Transactions Tape, were
$[     ] per share, $[     ] per share, $[     ] per share and $[     ] per
share, respectively.

     The market prices of Viacom Class A Common Stock, Viacom Class B Common Stock, Paramount Common Stock and Blockbuster Common Stock are subject to fluctuation. As a result, Viacom and Paramount stockholders are urged to obtain current market quotations.

     On March 30, 1994, there were approximately 6,912 holders of record of Viacom Class A Common Stock and approximately 6,861 holders of record of Viacom Class B Common Stock. On March 31, 1994, there were approximately 24,687 holders of record of Paramount Common Stock. On February 3, 1994, there were approximately 12,747 holders of record of Blockbuster Common Stock.

                           COMPARATIVE PER SHARE DATA


     Set forth below are historical earnings (loss) before extraordinary item and cumulative effect of change in accounting principle, cash dividends declared and book value per common share data of Viacom, Paramount and Blockbuster, individually, and the respective unaudited pro forma per common share data for Viacom/Paramount and the combined company. Pro forma equivalent per share information of Paramount and Blockbuster is also presented below. Viacom-Paramount and the combined company unaudited pro forma data gives effect to the Paramount Pro Forma Events and Pro Forma Events, respectively, as if such events occurred for balance sheet purposes at the balance sheet dates and for statement of operations purposes at the beginning of the period presented. Unaudited pro forma data for Viacom-Paramount and the combined company was prepared based upon (i) Viacom's and Blockbuster's statement of operations and balance sheet data for the three months ended or at March 31, 1994 and the respective statement of operations data for the twelve months ended December 31, 1993, and (ii) Paramount's statements of operations data for the two months ended February 28, 1994, and for the nine months ended or at January 31, 1994 and the three months ended April 30, 1993. The information set forth below should be read in conjunction with the respective audited and unaudited consolidated financial statements of Viacom, Paramount and Blockbuster, including the notes thereto, and the Combined Company Unaudited Pro Forma Combined Condensed Financial Statements appearing elsewhere in this Proxy Statement/Prospectus.


                                                                          NINE MONTHS ENDED    THREE MONTHS ENDED
                                                                          OR AT JANUARY 31,      OR AT APRIL 30,
                                                                                1994                  1993
                                                                        ---------------------  -------------------
PARAMOUNT--HISTORICAL:
Earnings (loss) per share before extraordinary item and cumulative
effect of change in accounting principle..............................        $    1.50             $   (0.08)
Cash dividends declared per common share..............................        $    0.60             $    0.20
Book value per common share...........................................        $   34.35             $   33.01


                                                                                 THREE MONTHS
                                                                                  ENDED OR AT    YEAR ENDED OR AT
                                                                                MARCH 31, 1994   DECEMBER 31, 1993
                                                                                ---------------  -----------------
BLOCKBUSTER--HISTORICAL:
Earnings per share before extraordinary item and cumulative effect of change
in accounting principle--assuming full dilution...............................     $    0.29         $    1.10
Cash dividends declared per common share......................................          .025         $   0.095
Book value per common share...................................................     $    7.45         $    8.58
VIACOM--HISTORICAL:
Earnings (loss) per share before extraordinary item and cumulative effect of
change in accounting principle................................................     $   (3.59)        $    1.30
Cash dividends declared per common share(a)...................................        --                --
Book value per common share...................................................     $   11.92         $    7.60



                                                          VIACOM-PARAMOUNT                  COMBINED COMPANY(f)
                                                 ----------------------------------  ----------------------------------
                                                  THREE MONTHS                        THREE MONTHS
                                                   ENDED OR AT    YEAR ENDED OR AT     ENDED OR AT    YEAR ENDED OR AT
                                                 MARCH 31, 1994   DECEMBER 31, 1993  MARCH 31, 1994   DECEMBER 31, 1993
                                                 ---------------  -----------------  ---------------  -----------------
PRO FORMA:
Earnings (loss) per share attributable to
  common stock before extraordinary item and
  cumulative effect of change in accounting
principle......................................     $   (1.79)        $   (0.43)        $    (.89)        $    0.14
Cash dividends declared per common share(a)....        --                --                --                --
Book value per common share....................     $   18.50                NA         $   22.83                NA
PARAMOUNT--PRO FORMA EQUIVALENT PER SHARE
  INFORMATION:
Earnings (loss) per share attributable to
  common stock before extraordinary item and
  cumulative effect of change in accounting
principle(b)...................................     $   (0.83)        $   (0.20)        $   (0.41)        $    0.06
Cash dividends declared per common share.......        --                --                --                --
Book value per common share(b).................     $    8.57         $      NA                                  NA
Equivalent market value(c).....................     $   79.96         $   79.96         $   79.96         $   79.96
                                                                                          (Footnotes on following page)

                                                          VIACOM-PARAMOUNT                  COMBINED COMPANY(f)
                                                 ----------------------------------  ----------------------------------
                                                  THREE MONTHS                        THREE MONTHS
                                                   ENDED OR AT    YEAR ENDED OR AT     ENDED OR AT    YEAR ENDED OR AT
                                                 MARCH 31, 1994   DECEMBER 31, 1993  MARCH 31, 1994   DECEMBER 31, 1993
                                                 ---------------  -----------------  ---------------  -----------------
BLOCKBUSTER--PRO FORMA EQUIVALENT PER SHARE
  INFORMATION:
Earnings (loss) per share attributable to common
  stock before extraordinary item and cumulative
  effect of change in accounting
  principle(d).................................            NA                NA         $   (0.61)        $    0.09
Cash dividends declared per common share.......            NA                NA            --                --
Book value per common share(d).................            NA                NA         $   15.65                NA
Equivalent market value(e).....................            NA                NA         $   22.20         $   22.20


- ---------------


      (a)  Cash dividends declared per common share does not reflect Viacom Preferred Stock dividends paid.
      (b)  Paramount pro forma per share amounts were calculated assuming the issuance of 0.93065 of a share of Viacom
           Class B Common Stock in exchange for each of the remaining 61.1 million shares of Paramount Common Stock outstanding (other than shares held in the treasury of Paramount or owned by Viacom or any direct or indirect wholly owned subsidiary of Paramount or Viacom) after consummation of the Offer. This results in stockholders of Paramount receiving approximately 0.46 of a share in exchange for each share of Paramount Common Stock.
           This factor of 0.46 is applied to the pro forma earnings and book value per common share amounts.
      (c)  Paramount equivalent market value was calculated by (i) applying the approximate 0.46 exchange ratio to the closing price of the Viacom Class B Common Stock reported on the AMEX Composite Transaction Tape on March 4,
           1994 and (ii) adding to such amount (x) cash paid pursuant to the Offer and (y) $17.50 principal amount of
           Viacom Merger Debentures, 0.93065 of a CVR, 0.5 of a Viacom Three-Year Warrant and 0.3 of a Viacom Five-Year
           Warrant to be issued by Viacom as part of the Paramount Merger Consideration for each share remaining of
           Paramount Common Stock outstanding at the Paramount Effective Time. The consideration described in the foregoing clauses (x) and (y) represents $67.68 of the equivalent market value. The estimated trading values as of March 31, 1994 ascribed for illustrative purposes only, and based upon various assumptions and projections, per CVR, Viacom Three-Year Warrant and Viacom Five-Year Warrant by Viacom's financial advisor, were approximately $10, $1 and $2, respectively.
      (d)  Blockbuster pro forma per share amounts were calculated assuming the issuance of 0.08 of a share of Viacom
           Class A Common Stock and 0.60615 of a share of Viacom Class B Common Stock in exchange for each of the approximately 249.1 million shares of Blockbuster Common Stock outstanding as of March 31, 1994 (other than shares owned by Viacom or any direct or indirect wholly owned subsidiary of Blockbuster or Viacom) in accordance with the Blockbuster Merger Agreement. This exchange results in stockholders of Blockbuster receiving approximately 0.69 of a share of the combined company in exchange for each share of Blockbuster
           Common Stock. This factor of 0.69 is applied to the combined company pro forma earnings and book value per common share amounts.
      (e)  Blockbuster equivalent market value was calculated by (i) applying the 0.08 and 0.60615 share exchange ratios to the closing prices of the Viacom Class A Common Stock and Viacom Class B Common Stock, respectively and
           (ii) applying the assumed exchange ratio of 0.13829 of a share of Viacom Class B Common Stock per VCR to the closing price of Viacom Class B Common Stock. The VCR market value described in the foregoing clause (ii)
           represents $3.66 of the equivalent market value. Closing prices of Viacom Class A Common Stock and Viacom
           Class B Common Stock were based on closing sales prices on the AMEX Composite Transactions Tape on March 31,
           1994.
      (f)  See "Certain Considerations--Consummation of the Blockbuster Merger."

                                  INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to stockholders of Viacom in connection with the solicitation of proxies by the Board of Directors of Viacom for use at the Viacom Special Meeting to be held at
[                               ], New York, New York, on [              ],
1994, at [     ] a.m., New York time, and at any adjournment or postponement thereof.

     This Proxy Statement/Prospectus is also being furnished to stockholders of Viacom in connection with the solicitation of proxies by the Board of Directors of Viacom for use at the Viacom Annual Meeting which is to be held immediately following the Viacom Special Meeting at the same location.

     This Proxy Statement/Prospectus is also being furnished to stockholders of Paramount in connection with the solicitation of proxies by the Board of Directors of Paramount for use at the Paramount Special Meeting to be held at
             , on [              ], 1994, at [     ] a.m., local time, and at
any adjournment or postponement thereof.


     This Proxy Statement/Prospectus also constitutes a prospectus of Viacom with respect to 56,895,733 shares of Viacom Class B Common Stock, $1,069,870,865 principal amount of Viacom Merger Debentures, 56,895,733 CVRs, 30,567,739 Viacom Three-Year Warrants and 18,340,643 Viacom Five-Year Warrants, issuable to the holders of Paramount Common Stock in the Paramount Merger.



     THIS PROXY STATEMENT/PROSPECTUS IS NOT A SOLICITATION OF PROXIES WITH RESPECT TO, NOR A PROSPECTUS RELATING TO, THE BLOCKBUSTER MERGER. A SEPARATE JOINT PROXY STATEMENT/PROSPECTUS OF VIACOM AND BLOCKBUSTER RELATING TO THE BLOCKBUSTER MERGER WILL BE SENT TO STOCKHOLDERS OF VIACOM AND BLOCKBUSTER PRIOR TO ANY CONSIDERATION OF THE BLOCKBUSTER MERGER.


                                    BUSINESS

     Viacom's principal assets are its 100% ownership of Viacom International and its majority ownership of Paramount. Viacom International is a diversified entertainment and communications company with operations in four principal segments: Networks, Entertainment, Cable Television and Broadcasting. The principal executive offices of Viacom are located at 200 Elm Street, Dedham, Massachusetts 02026.

     VIACOM NETWORKS. Viacom Networks is comprised of MTV Networks ("MTVN") and Showtime Networks Inc. ("SNI").

     MTV Networks. MTVN operates three 24-hours-a-day, advertiser-supported,
     ------------
basic cable services in the U.S.: MTV: MUSIC TELEVISION, VH-1/VIDEO HITS ONE, and NICKELODEON/NICK AT NITE. Internationally, MTVN operates MTV EUROPE and MTV LATINO. In September 1993, MTVN launched Nickelodeon UK, a joint venture with a subsidiary of British Sky Broadcasting Limited. MTVN has licensing arrangements covering the distribution of regionally specific program services called MTV:
MUSIC TELEVISION in Asia, Japan and Brazil.

     MTV. At December 31, 1993, MTV was licensed to approximately 52.2 million domestic cable subscribers (based on subscriber counts provided by each cable system). According to the December 1993 sample reports issued by the A.C. Nielsen Company (the "Nielsen Report"), MTV reached approximately 59 million subscriber households. In addition to music videos, MTV offers regularly scheduled youth-oriented programming such as the animated BEAVIS & BUTT-HEAD SHOW and specials such as the Annual MTV Video Music Awards and the MTV Movie Awards, public affairs campaigns and series such as UNPLUGGED. MTV successfully merchandised BEAVIS & BUTT-HEAD in 1993 featuring an album released by Geffen Records and a book published by a division of Simon & Schuster. MTV's CHOOSE OR LOSE political awareness campaign, which included studio interviews with candidates Bill Clinton and Al Gore, extensively promoted the registration of hundreds of thousands of new young voters. MTV's UNPLUGGED features live acoustical performances by artists such as Eric Clapton, Rod Stewart and 10,000 Maniacs. MTV licenses the distribution of UNPLUGGED home video versions of these performances. MTV Productions was formed in 1993 to develop and produce theatrical motion pictures and television programs, including the joint development of a theatrical motion picture based on JOE'S APARTMENT with Geffen Pictures for distribution by Warner Bros.

     Nickelodeon. At December 31, 1993, NICKELODEON was licensed to approximately 53.4 million cable subscribers and NICK AT NITE was licensed to approximately 53.1 million cable subscribers (based on subscriber counts provided by each cable system). According to the Nielsen Report, NICKELODEON and NICK AT NITE each reached approximately 60.9 million subscriber households. In 1993, NICKELODEON, the first network for kids, expanded its successful NICKTOONS, NICKELODEON's original animated programming, with the introduction of ROCKO'S MODERN LIFE in addition to THE REN & STIMPY SHOW, DOUG and RUGRATS. NICKELODEON also exhibits, on Saturday nights, SNICK, its first prime-time block of original NICKELODEON programming. MTVN, in cooperation with MCA Inc. ("MCA"), operates NICKELODEON STUDIOS FLORIDA at Universal Studios in Orlando, Florida, which combines state-of-the-art television production facilities with interactive features that demonstrate the operation of NICKELODEON's studios from a kid's perspective. In June 1993, NICKELODEON launched NICKELODEON MAGAZINE, a bi-monthly children's magazine. In April 1993, NICKELODEON and Sony Music entered into an agreement for Sony to manufacture and distribute NICKELODEON audio and video products in the U.S. and Canada through its Sony Wonder Children's label.

     VH-1. At December 31, 1993, VH-1 was licensed to approximately 45.5 million cable subscribers (based on subscriber counts provided by each cable system). According to the Nielsen Report, VH-1 reached approximately 49.5 million subscriber households. Created in 1985 to reach viewers aged 25 to 49, VH-1 provides music and lifestyle programming. VH-1 offers programs such as original and acquired comedy programming including STAND-UP SPOTLIGHT and Gallagher specials; FT: FASHION TELEVISION; and the ONE-TO-ONE series which profiles pop artists.

     MTVN has agreements with some U.S. record companies which, in exchange for cash and advertising time, license the availability of such companies' music videos for exhibition on MTV and on MTVN's other basic cable networks; a number of other record companies provide MTVN with music videos in exchange for promotional consideration only. The agreements generally provide that the videos are available for debut by MTVN and, in some cases, that videos are subject to exclusive periods on MTV. These record companies provide a substantial portion of the music videos exhibited on MTV and VH-1. MTVN is currently in negotiations for the renewal and extension of certain of its record company agreements. Although MTVN believes that these agreements will be renewed, there can be no assurance that the terms of such renewals will be as favorable as existing arrangements.

     A number of record companies have announced plans to launch music-based program services in the U.S. and internationally. For example, Telecommunications, Inc. and Bertelsman AG announced plans for a music video/home shopping channel and Sony Corp.'s Sony Music and Time Warner Inc.'s Time Warner Music Group are discussing the formation of a world wide music video program service with such other major record companies as EMI Music, a unit of Thorn EMI PLC, and Polygram.

     Viacom International participates as a joint venturer in COMEDY CENTRAL.

     Comedy Central. Viacom International and HBO, through a 50-50 joint venture, operate COMEDY CENTRAL, a 24-hours-a-day, seven-days-a-week program service targeted to audiences ranging from the ages of 18 to 34. The format consists primarily of comedy programming, including movies, series, situation comedies, stand-up and sketch comedy, commentary, promotions, specials, game shows, talk shows and other original and acquired comedy programming. According to the Nielsen Report, COMEDY CENTRAL reached approximately 30.3 million subscriber households.

     Showtime Networks. SNI operates three 24-hours-a-day, commercial-free,
     -----------------
premium subscription services offered to cable television operators and other distributors: SHOWTIME, offering theatrically released feature films, comedy specials, dramatic series, boxing events, family programs and original movies; THE MOVIE CHANNEL, offering feature films and related programming including film festivals; and FLIX, an added-value premium subscription service featuring movies primarily from the 1960s, '70s and '80s which was launched on August 1, 1992. As of December 31, 1993, SHOWTIME, THE MOVIE CHANNEL and FLIX in the aggregate had approximately 11.9 million subscribers.

     SNI also provides special events, such as sports events, and feature films to licensees on a pay-per-view basis through its operation of SET PAY PER VIEW, a division of Viacom International.

     Showtime Satellite Networks Inc. ("SSN"), a subsidiary of SNI, packages for distribution to home satellite dish owners (on a direct retail basis) SHOWTIME, THE MOVIE CHANNEL, FLIX, Viacom Networks' basic cable program services, ALL NEWS CHANNEL, a 24-hour satellite-delivered news service which is a joint venture between Viacom Satellite News Inc., a subsidiary of Viacom International, and Conus Communications Company Limited Partnership, a limited partnership whose managing general partner is Hubbard Broadcasting, Inc., and certain third-party program services. Also, SNI offers SHOWTIME, THE MOVIE CHANNEL and FLIX to third-party licensees for subdistribution to home satellite dish owners.

     In addition to SNI's other motion picture licensing agreements, SNI and Sony Pictures Entertainment Inc. recently entered into a five-year agreement under which SNI has agreed to acquire the exclusive premium television rights to TriStar Pictures feature films. A continuation of SNI's previous three-year arrangement with TriStar, this new agreement includes all qualifying TriStar films theatrically released from 1994 through 1998, up to a maximum of 75 pictures.

     SNI has also recently entered into a seven-year agreement with Metro-Goldwyn-Mayer Inc. ("MGM") under which SNI has agreed to acquire the exclusive premium television rights to MGM and United Artists feature films. The agreement includes all qualifying pictures theatrically released from September 1, 1994 through August 31, 2001, up to a maximum of 150 pictures. The agreement also calls for SNI and MGM to co-finance the production of certain exclusive original movies to be produced for a U.S. premiere on SNI's program services.

     The cost of acquiring premium television rights to programming, including exclusive rights, is the principal expense of SNI. At December 31, 1993, in addition to such commitments reflected in Viacom's financial statements, SNI had commitments to acquire such rights at a cost of approximately $1.8 billion. Most of the $1.8 billion is payable within the next seven years as part of normal programming expenditures of SNI. These commitments are contingent upon delivery of motion pictures which are not yet available for premium television exhibition and, in many cases, have not yet been produced.

     SNI also arranges for the development and production of original programs and motion pictures that premiere on SHOWTIME through its operation of the Showtime Entertainment Group. The Showtime Entertainment Group's activities also now include operating Viacom Pictures, a division of Viacom International, which arranges for the development and production of motion pictures that are exhibited theatrically in foreign markets and premiere domestically on SHOWTIME.

     In addition to exhibiting the Showtime Entertainment Group's original programs and motion pictures on SNI's premium subscription services, SNI distributes certain Showtime Entertainment Group programming for foreign theatrical exhibition and exploitation in various other media worldwide.

     Viacom Networks has entered into an agreement as of August 27, 1992 with United States Satellite Broadcasting, Inc., a subsidiary of Hubbard Broadcasting, Inc., for the direct broadcast high-powered Ku-band satellite distribution ("DBS") of each of Viacom Networks' wholly owned basic cable and premium networks, expected to be offered beginning in 1994.

     ENTERTAINMENT. Viacom Entertainment is comprised of (i) Viacom Enterprises, which distributes television series such as ROSEANNE, THE COSBY SHOW, A DIFFERENT WORLD and various classic CBS network series such as I LOVE LUCY, feature films, made-for-television movies, mini-series and specials for television exhibition in various markets throughout the world, and also distributes television programs such as THE MONTEL WILLIAMS SHOW and NICK NEWS for initial United

States television exhibition on a non-network ("first run") basis and for international television exhibition; (ii) Viacom Productions, which produces television series such as MATLOCK, starring Andy Griffith, and DIAGNOSIS MURDER, starring Dick Van Dyke, and other television properties both independently and in association with others primarily for initial exhibition on United States prime time network television; (iii) Viacom New Media, which develops, produces, distributes and markets interactive software for the stand-alone and other multimedia marketplaces, and includes ICOM Simulations, Inc. (predecessor to VNM, Inc.) an interactive software development company acquired by Viacom in May 1993. Viacom New Media released an interactive horror movie on CD-ROM entitled DRACULA UNLEASHED in the fourth quarter 1993 and is in the process of developing cartridge video games based on certain MTV Networks programs, such as BEAVIS & BUTT-HEAD and ROCKO'S MODERN LIFE, as well as original CD-ROM products and expects to participate in the development of interactive programming for the Viacom/AT&T Castro Valley cable system project (described below); and (iv) Viacom World Wide, which explores and develops business opportunities in international markets primarily in cable and premium television. Viacom Enterprises and Viacom Productions are expected to be consolidated with Paramount's television operations during 1994.


     CABLE TELEVISION. Viacom Cable owns and operates cable television systems serving approximately 1,111,000 customers as of March 31, 1994 in three regions of the United States: California, the Pacific Northwest and the Midwest. Viacom Cable has constructed a fiber optic cable system in Castro Valley, California to provide more channels with significantly better picture quality, and to accommodate testing of new services including an interactive on-screen programming guide known as StarSight (in which a consolidated affiliate of Viacom International currently has a 21.4% equity interest and has the right to increase its equity interest to 35% and in which Spelling Entertainment has a 5.8% equity interest), other interactive programs with Viacom New Media, video-on-demand premium services, multiplexed premium services, and advanced interactive video and data services. Viacom has entered into an agreement with AT&T to test and further develop such services. As part of Viacom's strategic relationship with NYNEX, Viacom has granted NYNEX a right of first refusal with respect to providing telephony service upgrade expertise to Viacom Cable.



     BROADCASTING. Viacom Broadcasting owns and operates five network affiliated television stations. Viacom Broadcasting also operates 14 radio stations in six of the top eight radio markets, with duopolies in Los Angeles, Seattle and Washington, D.C. Viacom Broadcasting owns and operates the following five television properties: KMOV-TV (CBS), St. Louis, MO; WVIT-TV (NBC), Hartford-New Haven, CT; WNYT-TV (NBC), Albany, NY; KSLA-TV (CBS), Shreveport, LA; WHEC-TV
(NBC), Rochester, NY and the following 14 radio stations: WLTW-FM, New York, NY; KXEZ-FM and KYSR-FM, Los Angeles, CA; WLIT-FM, Chicago, IL; WLTI-FM, Detroit, MI; WMZQ-AM/FM, WCXR-FM and WCPT-AM, Washington, D.C.; KBSG-AM/FM and KNDD-FM, Seattle, WA; KSOL-FM, San Francisco, CA; and KYLZ-FM, Santa Cruz/San Jose, CA. On November 1, 1993 Viacom Broadcasting exchanged KIKK-AM/FM, Houston, TX, for Westinghouse Broadcasting Company, Inc.'s WCXR-FM and WCPT-AM, Washington, D.C., and cash. Pursuant to the consent granted by the Federal Communications Commission ("FCC") to the transfer of control of the broadcast licenses of Paramount to Viacom, Viacom has undertaken to dispose of one of its two AM stations and one of its two FM stations serving Washington, D.C. See "--Viacom Recent Developments" below.


     STRATEGIC RELATIONSHIPS. Viacom has entered into strategic relationships with Blockbuster and NYNEX including (i) a $600 million investment by Blockbuster in the Series A Preferred Stock, (ii) a $1.2 billion investment by NYNEX in the Series B Preferred Stock and (iii) an agreement with each of Blockbuster and NYNEX to explore strategic partnership opportunities. See "Sale of Viacom Preferred Stock." In addition, on March 10, 1994 Blockbuster purchased approximately 22.7 million shares of Viacom Class B Common Stock for an aggregate purchase price of approximately $1.25 billion pursuant to the Blockbuster Subscription Agreement.

     REGULATORY MATTERS. The 1992 Cable Act amended the Communications Act of 1934. Rate regulations adopted in April 1993 by the FCC govern rates charged to subscribers for regulated tiers of cable service and became effective on September 1, 1993. On February 22, 1994, the FCC adopted additional rules (the "February 22nd Regulations") which were published by the FCC on March 30, 1994. The "benchmark" formula adopted as part of the regulations establishes an "initial permitted rate" which may be charged by cable operators for specified tiers of cable service. The regulations also establish the prices which may be charged for equipment used to receive these services. Based upon Viacom's preliminary review of the recently published February 22nd Regulations, the new formula may require up to approximately a 17% reduction of rates from those charged on September 30, 1992, rather than the 10% reduction required by the April 1993 regulations. The February 22nd Regulations also adopted interim standards governing "cost-of-service" proceedings pursuant to which a cable operator would be permitted to charge rates in excess of rates which it would otherwise be permitted to charge under such regulations, provided that the operator substantiates that its costs in providing services justify such rates.



     Based on its implementation of the April 1993 regulations, Viacom estimates that it will recognize a reduction to revenue ranging from $27 million to $32 million on an annualized basis substantially all of which will be reflected as a reduction in earnings from operations of its cable television division. Viacom's estimated reduction does not reflect further reductions to revenue which would result from the lowering of the initial permitted rates pursuant to the February 22nd Regulations. These new and reduced initial permitted rates will apply prospectively either from May 15, 1994 or July 14, 1994, pursuant to some conditions. Until the February 22nd Regulations are more fully analyzed, it is not possible to accurately predict the effects of the interim standards governing cost-of-service proceedings; however, based on a preliminary analysis, Viacom believes it is unlikely that it will be able to utilize such proceedings so as to charge rates in excess of rates which it would otherwise be permitted to charge under the regulations. Viacom's ability to mitigate the effects of these new rate regulations by employing techniques such as the pricing and repricing of new or currently offered unregulated program services and ancillary services are uncertain. No such potential mitigating factors are reflected in the estimated reductions to revenues. The stated reduction to revenues has been mitigated to a small extent by higher customer growth due to lower primary service rates. Any required further reduction in rates could be similarly mitigated. Viacom also cannot predict the effect, if any, of cable system rate regulation on license fee rates payable by cable systems to program services such as those owned by Viacom.


     In a recent decision by the U.S. District Court for the Eastern District of Virginia, the Court declared the restrictions contained in the Communications Act of 1934, as amended (the "Communications Act") on the provision of video programming by a telephone company in its local service area to be unconstitutional and has enjoined enforcement of those restrictions. The Court has held that this decision does not apply to geographic areas outside of its jurisdiction. An appeal of the Court's holding of the unconstitutionality of such restrictions has been filed. Several similar suits have recently been filed in different jurisdictions by regional Bell Operating Companies (including NYNEX) ("BOCs") challenging the very same restrictions. In an interpretation of the current restrictions contained in the Communications Act, the FCC in 1992 established its "Video Dial Tone" policy. The Video Dial Tone policy is being challenged in court by cable interests as violating the Communications Act. It is also being challenged by telephone interests as not being liberal enough. The policy permits in-service-area delivery of video programming by a telephone company (a "telco", as further defined below) and exempts telcos from the Communications Act's franchising requirements so long as their facilities are capable of two-way video and are used for transmission of video programming on a common carrier basis, i.e., use of the facilities must be available to all programmers and program packagers on a non-discriminatory, first-come first-served basis. Telcos are also permitted to provide to facilities users additional "enhanced" services such as video gateways, video processing services, customer premises equipment and billing and collection. These can be provided on a non-common carrier basis. There are currently pending in Congress four principal bills (in the Senate, S. 1086, the Telecommunications Infrastructure Act of 1993, and S. 1822, the Communications Act of 1994 (which is expected to supersede S. 1086) and in the House, H.R. 3626, the Antitrust Reform Act 1993, and H.R. 3636, the

National Communications Competition and Information Infrastructure Act of 1993) which would, among other things, permit a BOC or a Regional Holding Company ("RHC", a BOC or RHC, a "telco") to offer cable service under certain stated conditions including providing safeguards and transition rules designed to protect against anti-competitive activity by the telcos and cross-subsidization of a telco's cable business by the telco's charges to its telephone customers. These bills also generally eliminate state and local entry barriers which currently either prohibit or restrict an entity's (including a cable operator's) capacity to offer telecommunications services (including telephone exchange service) in competition with telcos and to interconnect on a non-discriminatory basis with telcos and utilize certain telco facilities in order to provide service in competition with a telco. The Clinton Administration has indicated its intention to propose reform of federal telecommunications legislation, although such proposal has not been finalized.

     The Modification of Final Judgment (the "MFJ") is the consent decree pursuant to which AT&T was reorganized and was required to divest its local telephone service monopolies. As a result, seven regional holding companies were formed (including NYNEX) comprised of operating companies within their regions. In addition, all territory in the continental United States served by the BOCs was divided into geographical areas termed Local Access and Transport Areas ("LATAs"). The MFJ restricts the RHCs, the BOCs and their affiliates from engaging in inter-LATA telecommunications services and from manufacturing telecommunications products. As a result of NYNEX's investment in Viacom, Viacom arguably could be considered an affiliate of an RHC for MFJ purposes. As a result, Viacom transferred certain of its operations and properties to an affiliated entity which will be consolidated into Viacom for financial reporting purposes. Neither the transfer nor the operations of the affiliate as an entity separate from Viacom will have a material effect on the financial condition or the results of operations of Viacom. However, should the MFJ restrictions be modified or waived, Viacom intends to retransfer the assets and operations and any future appreciation in the value of such assets after such retransfer will be for the benefit of the holders of Viacom Common Stock.

     OWNERSHIP OF PARAMOUNT COMMON STOCK. On March 11, 1994, Viacom, pursuant to the terms of the Offer, completed its purchase of 61,657,432 shares of Paramount Common Stock, representing a majority of the shares of Paramount Common Stock outstanding. Pursuant to the Paramount Merger Agreement, a wholly owned subsidiary of Viacom will be merged with and into Paramount and, as a result, Paramount will become a wholly owned subsidiary of Viacom. On March 11, 1994, 10 members of Paramount's Board of Directors resigned and their positions were filled by 10 designees of Viacom. See "Management Before and After the Mergers--Executive Officers and Directors of Paramount." Effective March 15, 1994, Paramount's fiscal year was changed such that its fiscal year (consisting of eleven calendar months) will end March 31, 1994, following which Paramount's fiscal year will be the nine month period ending December 31, 1994. Thereafter, Paramount's fiscal year will be the twelve month period ending on December 31 of each year, conforming to that of Viacom. Effective March 14, 1994, the Paramount Board replaced Ernst & Young with Price Waterhouse as its independent public accountants. Price Waterhouse are the independent public accountants of Viacom.

     BLOCKBUSTER MERGER. Viacom and Blockbuster are parties to the Blockbuster Merger Agreement. See "The Blockbuster Merger." Upon consummation of the Blockbuster Merger, the Series A Preferred Stock and the Viacom Class B Common Stock owned by Blockbuster will cease to be outstanding.

     VIACOM RECENT DEVELOPMENTS. On April 4, 1994, Viacom sold its one-third partnership interest in LIFETIME to its partners The Hearst Corporation and Capital Cities/ABC Inc. for approximately $317.6 million.


     On March 29, 1994 Viacom entered into an agreement to sell its California radio stations, KSOL-FM and KYLZ-FM.


     PARAMOUNT. The businesses of Paramount are entertainment and publishing. Entertainment includes the production, financing and distribution of motion pictures, television programming and prerecorded videocassettes and the operation of motion picture theaters, independent television stations, regional theme parks and Madison Square Garden. Publishing includes the publication and distribution of hardcover and paperback books for the general public, textbooks for elementary schools, high schools and colleges, and the provision of information services for business and professions.


     Entertainment.  Theatrical Motion Pictures.  Paramount Pictures produces
     -------------
and/or finances feature motion pictures for exhibition in theaters and on television and for distribution by videocassettes and video discs. Motion pictures are produced by Paramount Pictures, produced by independent producers and financed in whole or in part by Paramount Pictures, or produced by others and acquired by Paramount Pictures. Each picture is, in effect, a separate and distinct product with its financial success dependent upon many factors, among which cost and public response are of fundamental importance. In the twelve-month period ended January 31, 1994, Paramount Pictures released fifteen feature motion pictures. Paramount Pictures distributes its motion pictures for theatrical release outside the United States and Canada through United International Pictures, a company owned by Paramount Pictures, MCA and Metro-Goldwyn-Mayer Inc.


     Most motion pictures are also licensed for exhibition on television, with fees generally collected in installments. License fees are recorded as revenue in the year that the films are available for telecast, which, among other reasons, may cause substantial fluctuation in Paramount's operating results. At January 31, 1994, unrecognized revenues attributable to licensing of completed films from Paramount Pictures' license agreements were $575 million.

     Paramount Pictures has an exclusive pay television license agreement with HBO which includes new Paramount Pictures' motion pictures released theatrically through December 1997. Paramount Pictures also licenses its motion pictures to home and hotel/motel pay-per-view, airlines, schools and universities. Paramount Pictures also distributes its motion pictures for pay television release outside the United States and Canada through United International Pictures. In 1993, Paramount acquired a joint venture interest in HBO Pacific Partners, C.V. and granted to it a license to carry Paramount Pictures' motion pictures on pay television in Singapore, Thailand, the Philippines and other territories through 1999. Paramount Pictures has approximately 900 motion pictures in its library. United International Pictures and United Cinemas International (as described below) are the subject of various governmental inquiries by the Commission of the European Community and the Monopolies and Mergers Commission of the United Kingdom. Such inquiries are not expected to have a material effect on the business of Paramount.

     Television Programs. Paramount Pictures is engaged in the production and distribution of series, mini-series, specials and made-for-television movies for network television, first-run syndication, pay and basic cable, videocassettes and video discs, and live television programming. The receipt and recognition of revenues for license fees for completed television programming in syndication is similar to that of feature films exhibited on television and, consequently, operating results are subject to substantial fluctuation. At January 31, 1994, the unrecognized revenues from such television license agreements were $198 million. Certain programs are licensed in exchange for cash and/or advertising time which Paramount Pictures retains and sells through its wholly owned affiliate, Premier Advertiser Sales. Premier Advertiser Sales also sells advertising time in programming distributed by third parties. Paramount Pictures' foreign television revenues include the licensing of series, mini-series and specials made for U.S. television and theatrical and made-for-television movies that are part of its television library. In addition, foreign television revenues also include revenues derived from distribution of television product acquired from independent producers.

     Home Video. Paramount Pictures sells videocassettes for the home video market, featuring its motion picture and television program library, acquisitions from third parties and programs made originally for the home video market. It also licenses this product for distribution on video disc. Paramount Pictures distributes its home video products outside the United States and Canada through Cinema International B.V., a joint venture with MCA.

     Theatrical Exhibition. Famous Players operates 462 screens in 114 theaters throughout Canada. Cinamerica, a joint venture with Time Warner Inc. ("Time Warner"), includes Mann and Festival

Theaters and operates 341 screens in 66 theaters in California, Colorado, Arizona and Alaska. United Cinemas International, a joint venture with MCA, operates 235 screens in 25 theaters in the United Kingdom and Ireland, 42 screens in three theaters in Germany and 76 screens in 25 theaters in Spain. United Cinemas International plans to construct and operate additional theaters in the United Kingdom, Germany, Austria and Spain. It also manages, in six countries, 31 screens in 17 theaters which are owned by Cinema International Corporation, a joint venture with MCA.

     Television Broadcasting and Cable Television Networks. PSG owns and operates seven television stations: WTXF(TV), Philadelphia; KRRT(TV), San Antonio; WLFL(TV), Raleigh/Durham; WDCA-TV, Washington, D.C.; KTXA(TV), Dallas; KTXH(TV), Houston; and WKBD(TV), Detroit. Paramount and MCA jointly own USA Networks, which operates two national advertiser-supported basic cable television networks, USA Network and the Sci-Fi Channel. USA Network is one of the largest of its kind in the United States, reaching approximately 62.5 million households.

     Theme Parks. Paramount Parks owns and operates five regional theme parks:
Paramount's Carowinds, in Charlotte, North Carolina; Paramount's Great America, in Santa Clara, California; Paramount's Kings Dominion, located near Richmond, Virginia; Paramount's Kings Island, located near Cincinnati, Ohio; and Paramount Canada's Wonderland, located near Toronto, Ontario. In May 1993, Paramount Parks acquired the 80% interest in Paramount Canada's Wonderland which it did not previously own. The majority of the theme parks' operating income is generated from May through September.


     Madison Square Garden. Madison Square Garden's activities include the operation of the Madison Square Garden Arena, which seats approximately 20,000 people, and The Paramount, a theater which seats approximately 5,600 people, the New York Knickerbockers Basketball Club of the National Basketball Association and the New York Rangers Hockey Club of the National Hockey League. It also supplies and distributes television programming for cable systems principally in New York, New Jersey and Connecticut through the Madison Square Garden Network. Its programming includes its own sporting events and rights to the New York Yankees baseball games through the year 2000. In addition, Madison Square Garden produces, promotes and/or presents live entertainment, which includes television event production of the Miss Universe, Miss USA and Miss Teen USA pageants and auto thrill shows through SRO Motorsports. See "Special Factors--Certain Effects of the Paramount Merger; Operations After the Paramount Merger."



     Publishing.  Paramount Publishing includes well-known imprints such as
     ----------
Simon & Schuster, Pocket Books, Prentice Hall, Silver Burdett Ginn and Computer Curriculum Corporation, among others.


     Educational Publishing. Paramount Publishing's Elementary, Secondary and Higher Education groups publish elementary, secondary and college textbooks and related materials, computer-based educational products, audiovisual products and vocational and technical materials under such imprints as "Prentice Hall," "Silver Burdett Ginn," "Allyn & Bacon," "Globe Fearon," "Modern Curriculum Press," "Coronet/MTI Film & Video," "Computer Curriculum Corporation," "Simon & Schuster Workplace Resources," "Academic Reference," "Regents/PH," "American Teaching Aids," "Judy/Instructo," "Ginn Press," "Alemany" and "Cambridge."

     Consumer Publishing. Paramount Publishing's Consumer group publishes and distributes hardcover, trade paperback and mass market books and audio tapes. It publishes its hardcover trade books principally under the "Simon & Schuster," "Pocket Books," "Poseidon Press," "Little Simon," "Simon & Schuster Books for Young Readers," "Green Tiger" and "Julian Messner" imprints; its trade paperback books under the "Fireside" and "Touchstone" imprints; and its mass market paperbacks under the "Pocket Books," "Pocket Star," "Archway," "Washington Square Press" and "Minstrel" imprints. Audio cassettes are sold under the imprints "Audio Works" and "Sound Ideas." Books of other publishing companies, including "Harlequin" and "Silhouette" romance novels, books published under the imprints of "Baen," "Meadowbrook," "Picture Book Studios" and "Rabbit Ears," and audio cassettes under the "Nightingale Conant Audio" imprint are also distributed.

     The Consumer group also publishes or distributes consumer information and special-interest books, including "Prentice Hall" reference books; "Arco" college entrance and civil service test preparation material; "J.K. Lasser" tax guides; "Webster's New World" and "Harrap's" bilingual dictionaries; travel books under the "Frommer's," "American Express," "Baedeker" and "Mobil" imprints; cookbooks under the "Betty Crocker" imprint; gardening books under the "Burpee" and "Horticulture" imprints; maps under the "Gousha" imprint; and "Monarch Notes" study guides.

     Business, Technical and Professional. Paramount Publishing's Business, Technical and Professional group publishes books, newsletters and software for a variety of professional groups, including lawyers, accountants, tax professionals, business executives and the medical community. These materials are published under the "Prentice Hall," "Bureau of Business Practice," "Parker," "Appleton & Lange" and "New York Institute of Finance" imprints. It publishes Prentice Hall Computer Publishing computer reference books under the "Que," "Brady," "Sams," "New Riders," "Alpha Books" and "Hayden" imprints.

     International. The international operations include publishing in Canada, the United Kingdom, Australia, Brazil, Mexico, Singapore, Japan and India primarily under the "Prentice Hall" and "Simon & Schuster" imprints as well as distribution of Paramount Publishing's products worldwide. Paramount Publishing also publishes German language computer books and software in Germany under the "Markt & Technik" imprint.

     Paramount Recent Developments. In February 1994, Paramount completed the
     -----------------------------
acquisition of Macmillan Publishing Company and certain other publishing assets of Macmillan, Inc. for approximately $553 million. Macmillan Publishing, which includes such imprints as "Macmillan" and "Scribner's", publishes books and materials through five divisions--College, Children's Books, Adult Trade, Reference and The Free Press, a publisher of scholarly and professional materials--as well as Jossey-Bass, a publisher of books and periodicals for select professionals.

     Provisions in certain consent decrees entered into by the television networks which prohibited the networks from acquiring financial interests and syndication rights in television programming by non-network suppliers such as Paramount Pictures were recently vacated by a federal district court. Accordingly, subject to certain restrictions imposed by the FCC, the networks will be able to negotiate with program suppliers to acquire financial interests and syndication rights in television programs that air on the networks.

     Paramount and BHC Communications, Inc., which is majority owned by Chris-Craft Industries, Inc., are forming a joint venture to be known as the Paramount Television Network which will provide prime-time television programming primarily to broadcast affiliates nationwide in competition with the three major networks and the Fox Broadcasting Network. The network is expected to begin operations in January 1995.

     Under the joint venture agreement for USA Networks between subsidiaries of Paramount and MCA, such subsidiaries and certain of their affiliates are restricted, subject to certain exceptions and unless the other party consents, from engaging outside of USA Networks in the business of providing to cable television systems national, video, advertiser-supported, basic cable entertainment networks or providing national video entertainment programming services to cable television systems and/or other entities on a pay-per-view basis. Although Viacom and Paramount do not believe that these restrictions were violated by the consummation of the Offer, there can be no assurance that MCA might not seek damages or other relief in connection with the consummation of the Offer or the Paramount Merger or the business activities that may be engaged in thereafter.

                                  THE MEETINGS

MATTERS TO BE CONSIDERED AT THE MEETINGS


     Viacom. At the Viacom Special Meeting, holders of Viacom Class A Common Stock will consider and vote upon approval of the Paramount Merger Agreement (including the issuance of the Paramount Merger Consideration) and the Viacom Charter Amendments. Such stockholders will also consider and vote upon such other matters as may properly be brought before the Viacom Special Meeting.



     ON FEBRUARY 1, 1994, THE BOARD OF DIRECTORS OF VIACOM UNANIMOUSLY APPROVED THE FEBRUARY 4 MERGER AGREEMENT AND RECOMMENDED A VOTE FOR APPROVAL OF THE FEBRUARY 4 MERGER AGREEMENT (INCLUDING THE ISSUANCE OF THE PARAMOUNT MERGER CONSIDERATION) AND THE VIACOM CHARTER AMENDMENTS. ON MAY 26, 1994, THE BOARD OF DIRECTORS OF VIACOM UNANIMOUSLY APPROVED THE MAY AMENDMENT.


     At the Viacom Annual Meeting, holders of Viacom Class A Common Stock will consider and vote upon the Viacom Annual Meeting Proposals. Such stockholders will also consider and vote upon such other matters as may properly be brought before the Viacom Annual Meeting.

     THE BOARD OF DIRECTORS OF VIACOM RECOMMENDS A VOTE FOR APPROVAL OF THE VIACOM ANNUAL MEETING PROPOSALS, INCLUDING THE SLATE OF DIRECTORS NOMINATED BY THE VIACOM BOARD OF DIRECTORS.

     Paramount. At the Paramount Special Meeting, holders of Paramount Common Stock will consider and vote upon a proposal to approve and adopt the Paramount Merger Agreement and such other matters as may properly be brought before the meeting.


     ON FEBRUARY 4, 1994, THE BOARD OF DIRECTORS OF PARAMOUNT UNANIMOUSLY APPROVED THE FEBRUARY 4 MERGER AGREEMENT AND RECOMMENDED A VOTE FOR APPROVAL AND ADOPTION OF THE FEBRUARY 4 MERGER AGREEMENT. ON MAY 26, 1994, THE RECONSTITUTED BOARD OF DIRECTORS OF PARAMOUNT UNANIMOUSLY APPROVED THE MAY AMENDMENT.



     THIS PROXY STATEMENT/PROSPECTUS IS NOT A SOLICITATION OF PROXIES WITH RESPECT TO, NOR A PROSPECTUS RELATING TO, THE BLOCKBUSTER MERGER. A SEPARATE JOINT PROXY STATEMENT/PROSPECTUS OF VIACOM AND BLOCKBUSTER RELATING TO THE BLOCKBUSTER MERGER WILL BE SENT TO STOCKHOLDERS OF VIACOM AND BLOCKBUSTER PRIOR TO ANY CONSIDERATION OF THE BLOCKBUSTER MERGER.


VOTES REQUIRED

     Viacom. Each share of Viacom Class A Common Stock is entitled to one vote. Except as required by Delaware law, holders of Viacom Class B Common Stock are not entitled to vote on any matter.

     The affirmative vote of the holders of a majority of the outstanding shares of Viacom Class A Common Stock is required to approve the Viacom Charter Amendments. Because approval of the Viacom Charter Amendments requires the affirmative vote of such holders, abstentions and broker non-votes will have the same effect as votes against the Viacom Charter Amendments.

     The affirmative vote of the holders of a majority of the shares of Viacom Class A Common Stock present in person or represented by proxy is required for approval of the Paramount Merger Agreement and the Viacom Annual Meeting Proposals. Abstentions will have the same effect as a vote against such proposals. Broker non-votes will have no such effect and will not be counted.


     NAI, which is controlled by Sumner M. Redstone, owned approximately 85% of the Viacom Class A Common Stock and 52% of the Viacom Class B Common Stock as of April 1, 1994. NAI has agreed to vote all of its shares of Viacom Class A Common Stock in favor of the Paramount Merger Agreement pursuant to the terms of the Paramount Voting Agreement, a copy of which is attached as Annex II. See "Special Factors--Paramount Voting Agreement." Such action by NAI in accordance with the Paramount Voting Agreement would be sufficient to approve the Paramount Merger Agreement and related transactions without any action on the part of any other holder of Viacom Class A Common Stock.

     NAI has advised Viacom that it intends to vote all of its shares in favor of the Viacom Annual Meeting Proposals (including the slate of directors nominated by the Viacom Board of Directors) and in favor of each of the Viacom Charter Amendments; such action by NAI is sufficient to approve such proposals without any action on the part of any other holder of Viacom Class A Common Stock.

     Paramount. The affirmative vote of the holders of a majority of the outstanding shares of Paramount Common Stock entitled to vote thereon is required to approve and adopt the Paramount Merger Agreement. Each share of Paramount Common Stock is entitled to one vote. Because approval of the Paramount Merger Agreement requires the vote of a majority of the outstanding shares of Paramount Common Stock, abstentions and broker non-votes will have the same effect as votes against the Paramount Merger Agreement. As Viacom has acquired a majority of the outstanding shares of Paramount Common Stock pursuant to the Offer, Viacom has sufficient voting power to approve the Paramount Merger Agreement, even if no other stockholder of Paramount votes in favor of the Paramount Merger Agreement.

     At March 31, 1994, Paramount's current directors and executive officers may be deemed to be beneficial owners of approximately 2,238,531 shares of Paramount Common Stock, or approximately 2.0% of the then outstanding shares of Paramount Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

VOTING OF PROXIES

     Shares represented by properly executed proxies received in time for the Special Meetings and the Viacom Annual Meeting, as the case may be, will be voted at such meetings in the manner specified by the holders thereof. Proxies which are properly executed but which do not contain voting instructions will be voted (i) in the case of proxies for Viacom Class A Common Stock, in favor of the Paramount Merger Agreement (including the issuance of the Paramount Merger Consideration) and the Viacom Charter Amendments, at the Viacom Special Meeting, and in favor of the Viacom Annual Meeting Proposals (including the slate of directors nominated by the Viacom Board of Directors), at the Viacom Annual Meeting, or (ii) in the case of proxies for Paramount Common Stock, in favor of approval and adoption of the Paramount Merger Agreement.

     It is not expected that any matter other than those referred to herein will be brought before either of the Special Meetings or the Viacom Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to such matters.

REVOCABILITY OF PROXIES


     The grant of a proxy on the enclosed Viacom or Paramount forms does not preclude a stockholder from voting in person. A stockholder may revoke a proxy at any time prior to its exercise by submitting a new proxy at a later date, by filing with the Secretary of Viacom (in the case of a Viacom stockholder) or the Secretary of Paramount (in the case of a Paramount stockholder) a duly executed revocation of proxy bearing a later date or by voting in person at the meeting. Attendance at the relevant Special Meeting or the Viacom Annual Meeting will not of itself constitute revocation of a proxy.


RECORD DATE; STOCK ENTITLED TO VOTE; QUORUM


     Viacom. Only holders of record of Viacom Class A Common Stock and Viacom Class B Common Stock at the close of business on May 31, 1994 will be entitled to receive notice of the Viacom Special Meeting and the Viacom Annual Meeting, and only holders of record of Viacom Class A Common Stock on the close of business on May 31, 1994 will be entitled to vote on the matters to be voted on
at such meetings. As of this record date, Viacom had outstanding [            ]
shares of Viacom Class A Common Stock and [            ] shares of Viacom Class
B Common Stock.

     Shares representing a majority of the voting power of the outstanding shares of Viacom Class A Common Stock entitled to vote must be represented in person or by proxy at the Viacom Special Meeting and the Viacom Annual Meeting in order for a quorum to be present with respect to the Viacom Class A Common Stock for purposes of approving the matters to be voted on at such meetings. Abstentions and broker non-votes are counted for the purposes of establishing a quorum. As NAI has agreed to vote its shares of Viacom Class A Common Stock in favor of the Paramount Merger and related transactions pursuant to the Paramount Voting Agreement and, as NAI has announced its intention to vote at the Viacom Annual Meeting, the presence of the requisite quorums at the Viacom Special Meeting and the Viacom Annual Meeting is assured. Holders of Viacom Class B Common Stock are not entitled to vote on any of the matters to be voted on at the Viacom Special Meeting or the Viacom Annual Meeting.


     Paramount. Only stockholders of record of Paramount at the close of business on May 31, 1994 will be entitled to receive notice of the Paramount Special Meeting, and only holders of record of Paramount Common Stock at that time will be entitled to vote at the Paramount Special Meeting. As of this
record date, Paramount had outstanding [        ] shares of Paramount Common
Stock, exclusive of shares held in its treasury. A majority of the outstanding shares of Paramount Common Stock must be represented in person or by proxy at the Paramount Special Meeting in order for a quorum to be present. Abstentions and broker non-votes are counted for the purposes of establishing a quorum.


APPRAISAL RIGHTS


     Paramount. In the event the Paramount Merger is consummated, record holders of Paramount Common Stock will be entitled to appraisal rights under Section 262 of the DGCL because such persons hold stock of a constituent corporation in the Paramount Merger and such holders are required by the terms of the Paramount Merger Agreement to accept for such stock consideration other than shares of the corporation resulting from the Paramount Merger. Stockholders who have not voted in favor of the Paramount Merger will have the right to obtain a cash payment for the "fair value" of their shares (excluding any element of value arising from the accomplishment or expectation of the Paramount Merger). Such "fair value" would be determined in judicial proceedings, the result of which cannot be predicted. In order to exercise appraisal rights, dissenting stockholders must comply with the procedural requirements of Section 262 of the DGCL, a description of which is provided in "Dissenting Stockholders' Rights of Appraisal" and the full text of which is attached to this Proxy Statement/Prospectus as Annex V. Failure to take any of the steps required under
Section 262 of the DGCL on a timely basis may result in the loss of appraisal rights. Except as set forth above, stockholders of Paramount will have no appraisal rights in connection with the Paramount Merger.



     Viacom. Stockholders of Viacom will have no appraisal rights in connection with the Paramount Merger.


SOLICITATION OF PROXIES

     Each of Viacom and Paramount will bear the cost of the solicitation of proxies from its own stockholders, except that Viacom and Paramount will share equally the cost of printing this Proxy Statement/Prospectus. In addition to solicitation by mail, the directors, officers and employees of each company and its subsidiaries may solicit proxies from stockholders of such company by telephone or telegram or in person. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and Viacom and Paramount will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

     STOCKHOLDERS SHOULD NOT SEND STOCK CERTIFICATES WITH THEIR PROXY CARDS.

                                SPECIAL FACTORS

BACKGROUND OF THE PARAMOUNT MERGER

     For several years, Sumner M. Redstone, Chairman of the Board of Directors of Viacom, and Martin S. Davis, Chairman of the Board and Chief Executive Officer of Paramount, held discussions from time to time concerning the possibility of a business combination. These discussions were preliminary and inconclusive.

     On April 20, 1993, at the invitation of Robert Greenhill (the Chief Executive Officer of Smith Barney), Messrs. Redstone and Davis met with Mr. Greenhill and agreed to explore once again the possibility of combining the two companies.

     From April to late June 1993, the two companies engaged in preliminary discussions concerning certain possible terms of a business combination, the discussions involving at various times Messrs. Redstone, Davis and Greenhill, Philippe P. Dauman, Senior Vice President and General Counsel of Viacom, and Donald Oresman, Executive Vice President and General Counsel of Paramount. These discussions were also inconclusive.

     During the week of June 28, Messrs. Redstone and Davis decided to renew discussions. On July 1, 1993, Viacom and Paramount executed and exchanged confidentiality agreements in anticipation of exchanging confidential information and conducting due diligence (however, no such information was exchanged until the week of September 6, 1993). Discussions between the parties continued, and on July 6, 1993, a meeting was held, including Messrs. Dauman, Oresman and Greenhill and Felix Rohatyn of Lazard Freres. Viacom's representatives expressed a willingness to negotiate a transaction based upon consideration payable to Paramount's stockholders valued at $63 per share, conditioned upon Paramount's willingness to grant to Viacom an option to acquire from Paramount shares, representing up to 20% of Paramount's then outstanding shares, at an exercise price of the then current market price of Paramount's Common Stock, and pay to Viacom a fee in an amount to be negotiated, plus expenses, in the event the transaction did not close. In addition, Viacom proposed that the parties should explore entering into other business transactions, including possible joint venture arrangements, simultaneously with entering into a merger agreement. Discussions were terminated on July 7, 1993, due to the parties' belief that they would be unable to reach agreement on certain significant terms, including the consideration to be received by Paramount stockholders, the consideration which would be payable to Viacom if the transaction did not close and the proposed joint venture arrangements between the parties, as outlined above.

     On August 20, 1993, Mr. Greenhill arranged for Messrs. Davis and Redstone to meet later that day. At the end of this meeting they agreed to authorize their respective senior managements and advisors to again explore terms upon which the parties might reach agreement on a business combination. However, discussions terminated on August 25, 1993, primarily due to disagreement over the consideration to be offered to Paramount stockholders in the combination and Viacom's insistence on an option on 20% of Paramount's stock at market and a termination fee in the amount of $150 million, plus expenses.

     A series of discussions began again in early September. On September 7, 1993, Messrs. Dauman and Oresman and the companies' respective financial and legal advisors met, and following that meeting Messrs. Redstone and Davis met to review the status of the discussions between the companies. On the basis of that review, Messrs. Redstone and Davis agreed to direct their respective senior managements and advisors to conduct due diligence, exchange and negotiate transaction documentation, and otherwise seek to reach agreement on all terms.

     From September 8 through September 11, 1993, senior management of Viacom and Paramount, assisted by their legal and financial advisors, exchanged financial and legal due diligence materials, conducted due diligence, and negotiated a merger agreement (the "Original Merger Agreement") and a stock option agreement (the "Original Stock Option Agreement") between Paramount and Viacom and a voting agreement (the "Original Voting Agreement") between Paramount and NAI.

     On September 9, 1993, at a regularly scheduled meeting, the Paramount Board of Directors met and reviewed the status of negotiations and received an analysis of the businesses of Viacom and Paramount and an analysis of certain other merger transactions.

     The negotiations over the principal issues in the agreements were concluded during a meeting between Messrs. Dauman and Oresman and their respective legal advisors in New York on September 11, 1993.

     On September 12, 1993, the Viacom Board and the Paramount Board each met and approved the proposed transactions. Paramount and Viacom entered into certain related agreements and announced a merger of Paramount with and into Viacom (the "Original Merger"). In the Original Merger, each share of Paramount Common Stock was to be converted into the right to receive (i) 0.1 shares of Viacom Class A Common Stock, (ii) 0.9 shares of Viacom Class B Common Stock and
(iii) $9.10 in cash. At the meeting of the Paramount Board, Lazard Freres delivered a written opinion to the effect that as of September 12, 1993 the consideration to be received by Paramount's stockholders in the Original Merger was fair to the stockholders of Paramount from a financial point of view.

     By a letter to Paramount dated September 20, 1993, QVC Network, Inc. ("QVC") proposed a business combination of Paramount and QVC under which each outstanding share of Paramount Common Stock would be converted into the right to receive 0.893 of a share of QVC Common Stock and $30 in cash. Under the terms of the Original Merger Agreement, Paramount was not permitted to hold discussions with QVC until the Paramount Board could establish that (i) the proposal was not subject to any material financing contingency and (ii) that such discussions were required for the Paramount Board to comply with its fiduciary duties to the Paramount stockholders. Having made such findings, Paramount, by letter dated October 13, 1993, requested that QVC produce, as a prelude to discussions, information regarding QVC and the feasibility of its proposal. On October 20, QVC delivered to Paramount certain materials. On October 21, the day after QVC delivered these materials, QVC publicly announced that it would commence a tender offer for 51% of the shares of Paramount Common Stock at $80 per share (the "First QVC Offer") and, if successful, would propose a second-step merger (the "First QVC Second-Step Merger") in which the remaining shares would be converted into the right to receive 1.42857 shares of QVC Common Stock.

     On October 21, 1993, QVC commenced an action in the Delaware Chancery Court naming as defendants Paramount, certain of its directors and Viacom. QVC alleged causes of action for breaches of fiduciary duty against Paramount and its Board, and alleged that Viacom aided and abetted those breaches of duty. The action sought to enjoin the proposed merger between Paramount and Viacom on the ground that certain provisions of the Original Merger Agreement and the Original Stock Option Agreement were unlawful and had been entered into in breach of the Paramount directors' fiduciary duties. QVC's action was subsequently consolidated with a number of class actions brought by certain Paramount stockholders in the Delaware Chancery Court.

     After QVC's October 21 announcement, Viacom proposed to modify the Original Merger Agreement and the related agreements to increase the value of the merger consideration to $80 per share of Paramount Common Stock (based on Viacom's closing stock prices as of October 22, 1993) and to provide for the commencement by Viacom of a tender offer for 51% of the Paramount Common Stock outstanding at a price of $80 per share (the "First Viacom Offer") following which, in a second-step merger (the "First Viacom Second-Step Merger"), holders of shares of Paramount Common Stock not acquired in the First Viacom Offer would receive (i)
0.20408 shares of Viacom Class A Common Stock, (ii) 1.08317 shares of Viacom Class B Common Stock and (iii) 0.20408 shares of a new series of cumulative convertible exchangeable preferred stock of Viacom (the "Viacom Merger Preferred Stock").

     Following discussions between Paramount and Viacom, at a meeting of the Paramount Board held on October 24, 1993, the Paramount Board considered (i) the events that had transpired since Paramount and Viacom entered into the Original Merger Agreement, including the First QVC Offer and the First QVC Second-Step Merger to the extent of available information, and
(ii) presentations from the Paramount Board's legal and financial advisors with respect to the proposed revisions to the Original Merger Agreement, and with respect to the First QVC Offer and the First QVC Second-Step Merger to the extent of available information. The Paramount Board also received the oral opinion of Lazard Freres to the effect that as of October 24, 1993 the consideration to be received by Paramount's stockholders in the First Viacom Offer and the First Viacom Second-Step Merger, taken together, was fair to the stockholders of Paramount from a financial point of view.

     The Paramount Board, by unanimous vote, (i) approved the Amended and Restated Agreement and Plan of Merger dated as of October 24, 1993 between Viacom and Paramount (the "October 24 Merger Agreement") (to provide for the revised acquisition structure and expanded termination rights in favor of Paramount), (ii) determined that the First Viacom Offer and the First Viacom Second-Step Merger were consistent with and in furtherance of the long-term business strategy of Paramount and, taken together, were fair to, and in the best interests of, Paramount's stockholders, (iii) recommended approval and adoption of the October 24 Merger Agreement and (iv) agreed to recommend that holders of Paramount Common Stock tender their shares pursuant to the First Viacom Offer.

     Late the same day, Viacom's Board of Directors, by unanimous vote, (i) determined that the October 24 Merger Agreement was fair to, and in the best interests of, the stockholders of Viacom, (ii) approved the October 24 Merger Agreement and (iii) authorized the commencement of the First Viacom Offer.

     After the meetings, Viacom and Paramount executed the October 24 Merger Agreement.

     The October 24 Merger Agreement provided that the Paramount Board would amend the Rights Agreement dated as of September 7, 1988 between Paramount and Chemical Bank, as amended (the "Rights Agreement") to permit Viacom to consummate its tender offer unless there existed a tender offer or exchange offer to acquire Paramount or a written, bona fide proposal to acquire Paramount pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or other similar transaction and that amending the Rights Agreement would be inconsistent with the Paramount Board's satisfaction of its fiduciary duties to stockholders under applicable law.

     On October 25, 1993, Viacom commenced the First Viacom Offer. On October 27, 1993, QVC (together with its co-bidders, Comcast Corporation ("Comcast") and Liberty Media Corporation ("Liberty Media")) commenced the First QVC Offer.

     On October 28, 1993, QVC sent a letter to Paramount requesting that Paramount negotiate with QVC regarding a merger proposal. By letter dated October 29, 1993, Paramount indicated that it was prepared, as it was prior to the commencement of the First QVC Offer, to meet with QVC to discuss its proposal. On November 1, 1993, representatives of Paramount met with representatives of QVC to discuss QVC's proposal. At the meeting, QVC's representatives indicated that Paramount should not assume that there would be no further increase in the value of the consideration proposed to be paid by QVC with respect to the First QVC Offer and First QVC Second-Step Merger. However, QVC's representatives stated that any further increase in QVC's bid would be, in part, a function of the adoption by Paramount of certain auction bidding procedures requested by QVC. QVC also presented to Paramount an informational request and a form of merger agreement. In a letter to QVC dated November 1, 1993, Paramount stated that the requested auction bidding procedures were inappropriate and, in addition, their adoption by Paramount would be inconsistent with Paramount's contractual obligations under the October 24 Merger Agreement. Paramount's letter also referred to the provisions in the October 24 Merger Agreement (i) allowing the Paramount Board to keep the Rights Agreement in place with respect to the First Viacom Offer "if, in its view, the existence of a better alternative would make an amendment to the Rights Agreement inconsistent with its fiduciary duties" and (ii) permitting Paramount to terminate the October 24 Merger Agreement "if the Paramount Board determines to recommend to its stockholders another transaction in the exercise of its fiduciary duties." By letter to Paramount dated November 2, 1993, counsel for QVC expressed its displeasure at Paramount's failure to adopt QVC's requested auction bidding procedures but was silent as to whether any alternative proposal would be made by QVC.

     On November 5, 1993, Viacom proposed an amendment (the "November 6 Amendment") to the October 24 Merger Agreement which provided that the per share consideration in the First Viacom Offer be increased from $80 to $85 (the "Second Viacom Offer"). In addition, the proposed amendment provided that the consideration in the First Viacom Second-Step Merger be revised by increasing the amount of the Viacom Merger Preferred Stock from 0.20408 to 0.30408 shares per share of Paramount Common Stock (the "Second Viacom Second-Step Merger"), representing an increase of $5 in the value of the liquidation preference of the Viacom Merger Preferred Stock to be paid.

     Following discussions between Paramount and Viacom with regard to the terms of this proposal, at a meeting held on November 6, 1993, the Paramount Board considered the terms of the proposed amendments and received the oral opinion of Lazard Freres that as of November 6, 1993 the consideration to be received by Paramount's stockholders in the amended Second Viacom Offer and Second Viacom Second-Step Merger, taken together, was fair to the stockholders of Paramount from a financial point of view.

     The Paramount Board, by unanimous vote, (i) approved the November 6 Amendment, (ii) determined that the amended Second Viacom Offer and Second Viacom Second-Step Merger were consistent with and in the furtherance of the long-term business strategy of Paramount and, taken together, were fair to, and in the best interests of, Paramount's stockholders, (iii) recommended approval and adoption of the October 24 Merger Agreement, as amended by the November 6 Amendment, by Paramount's stockholders and (iv) agreed to recommend that holders of Paramount Common Stock tender their shares pursuant to the Second Viacom Offer.

     The Board of Directors of Viacom also met on November 6, 1993. At such meeting, the Viacom Board of Directors, by unanimous vote, (i) determined that the October 24 Merger Agreement, as amended by the November 6 Amendment, was fair to, and in the best interests of, the stockholders of Viacom, (ii) approved the October 24 Merger Agreement, as amended by the November 6 Amendment, and
(iii) authorized the increase in the per share consideration to be paid in the Second Viacom Offer.

     After the meetings, the November 6 Amendment was executed, and Viacom publicly announced the Second Viacom Offer and Second Viacom Second-Step Merger.

     On November 12, 1993, QVC amended the First QVC Offer to provide for the purchase of 51% of the shares of Paramount Common Stock at a price of $90 per share (the "Second QVC Offer"). QVC also stated its intention, if it acquired 51% of the shares of Paramount Common Stock pursuant to the Second QVC Offer, to effect a second-step merger on revised terms (the "Second QVC Second-Step Merger"). The revised terms of the Second QVC Second-Step Merger provided that each share of Paramount Common Stock remaining after the consummation of the Second QVC Offer would be exchanged for (i) 1.43 shares of QVC Common Stock and
(ii) 0.32 shares of a new series of cumulative convertible exchangeable preferred stock of QVC (the "QVC Merger Preferred Stock"). In addition, at this time Liberty Media terminated its participation as a co-bidder in the Second QVC Offer and BellSouth Corporation ("BellSouth") joined QVC as a co-bidder.

     At a meeting held on November 15, 1993, the Paramount Board considered the terms of the Second QVC Offer and Second QVC Second-Step Merger, and the Second Viacom Offer and Second Viacom Second-Step Merger, with its legal and financial advisors. The Paramount Board considered, among other factors, the highly conditional nature of the Second QVC Offer and the financing and other uncertainties (including the then non-binding nature of BellSouth's commitments) with respect to QVC's ability to consummate such offer. The Paramount Board also received the written opinion of Lazard Freres that as of November 15, 1993 the consideration to be received by Paramount's stockholders in the Second Viacom Offer and the Second Viacom Second-Step Merger, taken together, were fair to the stockholders of Paramount from a financial point of view.

     The Paramount Board unanimously determined that the Second QVC Offer was not in the best interests of Paramount and its stockholders and recommended that stockholders reject the Second QVC Offer and not tender any of their shares pursuant to the Second QVC Offer.

     On November 24, 1993, the Delaware Chancery Court issued a preliminary injunction (the "Preliminary Injuction") in connection with the Delaware litigation commenced by QVC and certain stockholders of Paramount prohibiting Paramount from amending the Rights Agreement to permit completion of the pending Second Viacom Offer, and denying Viacom the ability to exercise its rights pursuant to the amended stock option agreement of Viacom and Paramount (as amended, the "Amended Stock Option Agreement"). However, the Chancery Court upheld the validity of the $100 million termination fee payable to Viacom.

     The Preliminary Injunction was appealed by Viacom and Paramount to the Delaware Supreme Court. On December 9, 1993, the Delaware Supreme Court issued an order (the "Order") which (i) affirmed the Preliminary Injunction and (ii) remanded the proceeding to the Delaware Chancery Court for proceedings consistent with the Order. By letter dated December 10, 1993, Paramount's attorneys advised the Delaware Chancery Court that the Paramount Board was to meet on December 13, 1993 to consider how to comply with the Order and the prior order and opinion of the Delaware Chancery Court.

     At a meeting held on December 13, 1993, the Paramount Board determined that it was unable to take a position with respect to whether stockholders should accept or reject either the Second QVC Offer or the Second Viacom Offer and requested that Paramount stockholders take no action until they had been further advised of the Paramount Board's positions. The Paramount Board also adopted procedures (the "Bidding Procedures") for the purpose of considering proposals to acquire Paramount. From December 14-17, 1993, a number of letters pertaining to the Bidding Procedures, including proposals for their modification, were exchanged between Paramount's financial and legal advisors and the legal advisors of Viacom and QVC.

     The Board of Directors of Viacom held a meeting on December 20, 1993. At such meeting, the Viacom Board, by unanimous vote, approved a proposed exemption agreement (the "Viacom Exemption Agreement") setting forth the Bidding Procedures to be followed by Viacom in connection with the Second Viacom Offer.

     Pursuant to the Bidding Procedures, on December 20, 1993, Viacom and QVC each submitted acquisition proposals to the Paramount Board. Viacom's proposal consisted of a continuation of the Second Viacom Offer and Second Viacom Second-Step Merger. QVC's proposal consisted of a revision of the Second QVC Offer to provide for the purchase of 50.1% of the outstanding Paramount shares, on a fully diluted basis, at $92 per share (the "Third QVC Offer") to be followed by a revised second-step merger (the "Third QVC Second-Step Merger") in which each remaining share would be converted into the right to receive (i) 1.43 shares of QVC Common Stock, (ii) 0.32 shares of a new series of 6% cumulative non-convertible exchangeable preferred stock (the "New QVC Merger Preferred Stock") and (iii) 0.32 ten-year warrants to purchase QVC Common Stock.

     At a meeting held on December 21 and 22, 1993, the Paramount Board considered (i) the events that had transpired since the Paramount Board's last meeting on December 13, 1993 and (ii) presentations from the Paramount Board's legal and financial advisors with respect to each of the proposals. The Paramount Board also received the written opinion of Lazard Freres, dated December 21, 1993, stating that as of such date the aggregate consideration payable to Paramount stockholders in the Third QVC Offer and Third QVC Second-Step Merger, taken together, (a) was fair to Paramount stockholders from a financial point of view and (b) was superior from a financial point of view to the aggregate consideration payable in the Second Viacom Offer and the Second Viacom Second-Step Merger, taken together.

     The Paramount Board thereupon unanimously (i) approved the terms of a merger agreement (which included a form of exemption agreement; the "QVC Merger Agreement") and a voting agreement between QVC and its principal stockholders,
(ii) determined that the Third QVC Offer and Third QVC Second-Step Merger, taken together, were fair to and in the best interests of Paramount's stockholders,
(iii) recommended approval and adoption of the QVC Merger Agreement by Paramount's stockholders and (iv) recommended that holders of Paramount Common Stock tender such shares pursuant to the Third QVC Offer. The Paramount Board also (a) recommended that stockholders reject the Second Viacom Offer and not tender any of their shares pursuant to the Second Viacom Offer, (b) authorized the termination of the October 24 Merger Agreement, as amended by the November 6 Amendment, and (c) approved the terms of the Viacom Exemption Agreement (which included a form of merger agreement).

     The QVC Merger Agreement and the Viacom Exemption Agreement incorporated the Bidding Procedures previously adopted by the Paramount Board. In addition, the QVC Merger Agreement (as well as the form of merger agreement annexed to the Viacom Exemption Agreement) (i) permitted Paramount to terminate such agreement in order to accept a transaction that offered better value and (ii) contained no stock option, asset lock-up, termination fee, expense reimbursements or other provisions that could deter a higher offer for Paramount.

     After the meeting on December 22, Paramount terminated the October 24 Merger Agreement, as amended by the November 6 Amendment, and the QVC Merger Agreement and the Viacom Exemption Agreement were executed by the respective parties.

     On January 6, 1994, the Viacom Board of Directors met to consider a proposal to amend and supplement the Second Viacom Offer. At such meeting, the Viacom Board of Directors (i) determined that the Second Viacom Offer, as amended as described below, was fair to and in the best interests of the stockholders of Viacom and (ii) authorized the proposed amendment and supplement to the Second Viacom Offer.

     Pursuant to the Bidding Procedures, on January 7, 1994, Viacom amended the terms of the Second Viacom Offer to provide for the purchase of 50.1% of the outstanding shares of Paramount Common Stock, on a fully diluted basis, at $105 per share (the "Third Viacom Offer") and amended the terms of the Second Viacom Second-Step Merger to provide for the exchange of (i) 0.93065 shares of Viacom Class B Common Stock and (ii) 0.30408 shares of Viacom Merger Preferred Stock for each share remaining after consummation of the Third Viacom Offer (the "Third Viacom Second-Step Merger").

     At a meeting held on January 12, 1994, the Paramount Board considered presentations from its legal and financial advisors with respect to the Third Viacom Offer and Third Viacom Second-Step Merger, as well as the Third QVC Offer and Third QVC Second-Step Merger. The Paramount Board also received the written opinion of Lazard Freres, dated January 12, 1994, stating that as of such date the aggregate consideration payable to Paramount stockholders in the Third QVC Offer and Third QVC Second-Step Merger, taken together, (i) was fair to Paramount stockholders from a financial point of view and (ii) was superior from a financial point of view to the aggregate consideration payable to Paramount stockholders in the Third Viacom Offer and Third Viacom Second-Step Merger, taken together.

     The Paramount Board unanimously (a) recommended that stockholders reject the Third Viacom Offer and not tender any of their shares pursuant to the Third Viacom Offer and (b) reaffirmed (1) its determination that the Third QVC Offer and Third QVC Second-Step Merger, taken together, were fair to and in the best interests of Paramount's stockholders and (2) its recommendation that holders of Paramount shares tender such shares pursuant to the Third QVC Offer.

     On January 17, 1994, the Viacom Board of Directors met to consider a proposed amendment and supplement to the Third Viacom Offer. The Viacom Board of Directors, at such meeting, by unanimous vote, (i) determined that the Third Viacom Offer, as amended and supplemented as described below, was fair to, and in the best interests of, the stockholders of Viacom and (ii) authorized the proposed amendment and supplement to the Third Viacom Offer.


     Pursuant to the Bidding Procedures, on January 18, 1994, Viacom increased the per share purchase price in the Third Viacom Offer to $107 (sometimes hereinafter referred to as the "Offer" and sometimes as the "Fourth Viacom Offer") and amended the terms of the Third Viacom Second-Step Merger to provide for the exchange of (i) 0.93065 shares of Viacom Class B Common Stock, (ii)
0.30408 shares of Viacom Merger Preferred Stock, (iii) 0.93065 CVRs and (iv) 0.5 Viacom Three-Year Warrants for each Paramount share remaining after consummation of the Fourth Viacom Offer (the "Fourth Viacom Second-Step Merger").


     At a meeting held on January 21, 1994, the Paramount Board considered presentations from its legal and financial advisors with respect to the Fourth Viacom Offer and Fourth Viacom Second-Step Merger, as well as the Third QVC Offer and Third QVC Second-Step Merger. The Paramount Board also received the written opinion of Lazard Freres dated January 21, 1994 stating that as of such date (i) the aggregate consideration payable to Paramount stockholders in the Fourth Viacom Offer and Fourth Viacom Second-Step Merger, taken together, was fair to Paramount stockholders from a financial point of view, (ii) the aggregate consideration payable to Paramount stockholders in the Third QVC Offer and Third QVC Second-Step Merger, taken together, was fair to Paramount stockholders from a financial point of view and (iii) the aggregate consideration payable to Paramount stockholders in the Fourth Viacom Offer and Fourth Viacom Second-Step Merger, taken together, was marginally superior from a financial point of view to the aggregate consideration payable to Paramount stockholders in the Third QVC Offer and Third QVC Second-Step Merger, taken together.

     The Paramount Board unanimously (i) approved the terms of a new merger agreement with Viacom (the "January 21 Merger Agreement") and the Paramount Voting Agreement, (ii) determined that the Fourth Viacom Offer and Fourth Viacom Second-Step Merger, taken together, were fair to and in the best interests of Paramount's stockholders, (iii) recommended approval and adoption of the January 21 Merger Agreement by Paramount's stockholders and (iv) recommended that holders of Paramount shares tender such shares pursuant to the Fourth Viacom Offer. The Paramount Board also unanimously (a) recommended that stockholders reject the Third QVC Offer and not tender any of their shares pursuant to such offer and (b) authorized the termination of the QVC Merger Agreement.

     After the meeting on January 21, 1994, Paramount terminated the QVC Merger Agreement and entered into the January 21 Merger Agreement, the Paramount Voting Agreement and an exemption agreement with QVC (the "QVC Exemption Agreement"), all in substantially the form previously agreed to by the respective parties on December 22, 1993.


     On February 1, 1994, in anticipation of the submission on such date of final bids under the Bidding Procedures, the Board of Directors of Viacom considered a proposed amendment and supplement to the Fourth Viacom Offer pursuant to which Viacom would revise the package of securities to be issued in the Fourth Viacom Second-Step Merger. The Viacom Board of Directors received presentations from the management of Viacom, Smith Barney and its legal advisors with respect to the Fourth Viacom Offer and Fourth Viacom Second-Step Merger and the proposed amendments thereto. The Viacom Board of Directors also received the written opinion of Smith Barney that the Offer and the Paramount Merger, as revised by the proposed amendment and supplement, taken together were fair, from a financial point of view, to Viacom and its stockholders. The opinion of Smith Barney is set forth in full as Annex III of this Proxy Statement/Prospectus. See "--Opinions of Financial Advisors." The Viacom Board of Directors, by unanimous vote (with Mr. H. Wayne Huizenga abstaining)
                                       48

(i) determined that the Offer, as amended and supplemented, was fair to, and in the best interests of, the stockholders of Viacom and (ii) authorized the Offer.

     Pursuant to the Bidding Procedures, on February 1, 1994, both Viacom and QVC submitted their final proposals for the acquisition of Paramount. Viacom, in proposing the Offer and the Paramount Merger, did not alter the terms of the Fourth Viacom Offer but revised the Fourth Viacom Second-Step Merger to provide for the exchange of (i) 0.93065 shares of Viacom Class B Common Stock, (ii)
0.93065 CVRs, (iii) 0.5 Viacom Three-Year Warrants, (iv) 0.3 Viacom Five-Year Warrants and (v) $17.50 in principal amount of Viacom Merger Debentures for each Paramount share remaining after consummation of the Offer. QVC increased the per share purchase price in the Third QVC Offer to $104 (the "Fourth QVC Offer") and amended the terms of the Third QVC Second-Step Merger to provide for the exchange of (a) 1.2361 shares of QVC Common Stock, (b) 0.2386 shares of New QVC Merger Preferred Stock and (c) 0.32 ten-year warrants for each Paramount share remaining after consummation of the Fourth QVC Offer (the "Fourth QVC Second-Step Merger"). Both the Offer and the Fourth QVC Offer were scheduled to expire at midnight on February 14, 1994.

     At a meeting held on February 4, 1994, the Paramount Board considered presentations from its legal and financial advisors with respect to the Offer and the Paramount Merger, as well as the Fourth QVC Offer and Fourth QVC Second-Step Merger. The Paramount Board also received the written opinion of Lazard Freres dated February 4, 1994 stating that as of such date (i) the Viacom Transaction Consideration was fair to Paramount stockholders from a financial point of view, (ii) the QVC Transaction Consideration was fair to Paramount stockholders from a financial point of view and (iii) the Viacom Transaction Consideration was marginally superior from a financial point of view to the QVC Transaction Consideration.

     The Paramount Board unanimously (i) approved the terms of the February 4 Merger Agreement (which amended and restated the January 21 Merger Agreement to provide for the terms of the Offer and the Paramount Merger), (ii) determined that the Offer and the Paramount Merger, taken together, were fair to, and in the best interests of, Paramount's stockholders, (iii) recommended approval and adoption of the February 4 Merger Agreement and (iv) recommended that holders of shares of Paramount Common Stock tender such shares pursuant to the Offer. The Paramount Board also unanimously recommended that stockholders reject the Fourth QVC Offer and not tender any of their shares pursuant to such offer. After the meeting on February 4, 1994, Paramount entered into the February 4 Merger Agreement.

     At the request of Mr. Donald Oresman of Paramount on February 14, 1994, Lazard Freres delivered a letter, dated February 14, 1994, to Mr. Oresman advising him that, as of February 14, 1994, Lazard Freres reaffirmed its written opinion addressed to the Paramount Board, dated February 4, 1994.

     As of midnight on February 14, 1994, approximately 74.6% of the outstanding Paramount shares had been tendered pursuant to the Offer and not withdrawn while approximately 8.5% of the outstanding Paramount shares were validly tendered pursuant to the Fourth QVC Offer and not withdrawn. As a result, pursuant to the Bidding Procedures, on February 15, 1994 Viacom waived certain conditions to the Offer and extended the offer until March 1, 1994 and QVC terminated the Fourth QVC Offer.

     By unanimous written consent, effective March 1,1994 the Paramount Board approved an amendment to the Rights Agreement providing that the consummation of the Offer would not cause the rights under the Rights Agreement (the "Rights") to become exercisable. Immediately after midnight on March 1, 1994, all conditions to the Offer were deemed to have been satisfied and Viacom accepted for payment 61,657,432 of the shares of Paramount Common Stock validly tendered and not withdrawn pursuant to the Offer.


     On May 26, 1994, the Reconstituted Board of Directors of Paramount and the Viacom Board each approved the May Amendment. The principal purposes of the May Amendment were to (i) add Merger Subsidiary as a party, (ii) provide for the merger of Merger Subsidiary with and into Paramount
                                       49

(rather than Paramount into Viacom) and (iii) provide for the treatment of Paramount Stock Options in the Paramount Merger as described under "The Paramount Merger--Effect on Employee Benefit Stock Plans."


PURPOSE AND STRUCTURE OF THE PARAMOUNT MERGER

     Viacom and NAI's purpose for the Paramount Merger is to acquire beneficial ownership of 100% of the equity of Paramount for the reasons described in "--Background of the Paramount Merger" and "--Reasons for the Paramount Merger; Recommendation of the Board of Directors; Fairness of the Transaction." The Paramount Merger is structured as a merger because it ensures that Viacom will acquire beneficial ownership of 100% of the equity of Paramount in a single transaction. Viacom's acquisition of the shares of Paramount Common Stock owned by the holders of Paramount Common Stock other than Viacom and its subsidiaries will enable Viacom to realize the benefits and bear the risks of complete ownership of Paramount including the opportunity to (i) facilitate inter-company activity between Viacom and Paramount, (ii) permit combinations of management and other resources of Viacom and Paramount, including, among other things, the consolidation and rationalization of Paramount's business and operating structure with a view to improving operations and reducing expenses of Viacom and Paramount (see "--Certain Effects of the Paramount Merger; Operations After the Paramount Merger"), (iii) enable Paramount's management (or any successors thereto) to devote itself to building long-term values for Paramount without concern that such efforts may adversely affect short-term results and the market price for Paramount Common Stock, and (iv) eliminate the need for Paramount to comply with the reporting requirements of the Exchange Act, to maintain separately audited financial statements and to maintain its current listing on the NYSE. In addition, Viacom believes that if Paramount were to continue to have public stockholders, Paramount would require more management time and attention than it would as a wholly owned subsidiary of Viacom.

     The Paramount Merger will be effected by causing a wholly owned subsidiary of Viacom to merge with and into Paramount. As a result, Paramount will be the corporation surviving the Paramount Merger and will become a wholly owned subsidiary of Viacom after the Paramount Effective Time.

REASONS FOR THE PARAMOUNT MERGER; RECOMMENDATIONS OF THE BOARD OF DIRECTORS; FAIRNESS OF THE TRANSACTION


     Viacom. At the meetings of the Viacom Board of Directors described above in "--Background of the Paramount Merger," the Viacom Board received presentations from Viacom's management regarding the business and prospects of Paramount. The Viacom Board also received further presentations regarding, and reviewed the terms of, the February 4 Merger Agreement and the Offer, as amended and supplemented, with members of Viacom's management and its financial and legal advisors. In making its determination set forth below, the Viacom Board reviewed with Smith Barney its financial analyses, with a view to understanding the bases of its analyses and opinions, and reviewed and discussed with management the results of management's due diligence investigations, the business opportunities created by a combined Viacom-Paramount and risks associated with the transactions. By a unanimous vote (with one director abstaining) of directors at a special meeting of the Board of Directors of Viacom held on February 1, 1994, the Viacom Board of Directors determined that the Offer and the Paramount Merger, taken together, are fair to and in the best interests of Viacom and its stockholders, approved the Offer and the Paramount Merger and resolved to recommend that the stockholders of Viacom vote FOR approval of the February 4 Merger Agreement and related transactions.


     In reaching its conclusion to enter into the February 4 Merger Agreement, the Viacom Board of Directors considered the following material factors:

          1. The fact that Paramount and Viacom have businesses that are highly complementary to each other and the fact that such businesses consist of many well-known entertainment and media franchises; in particular, that:

             . the combination of Paramount and Viacom will bring together the creative talent, intellectual property, managerial resources and trademarks of Paramount and Viacom;

             . each company would add enhanced and complementary distribution capabilities;

             . the combination of Paramount with Viacom would be able to penetrate markets and achieve business goals that would otherwise be more difficult to achieve; and

             . as a result of all of the foregoing, combining Paramount with Viacom would create a company better positioned than each of the companies would be separately to adapt and benefit from technological and other developments in the distribution and form of entertainment programming and to successfully meet competitive challenges;

          2. The terms of the proposed transaction including the terms of the securities to be issued in the Paramount Merger, and the fact that the Viacom Board believes that for the reasons discussed in paragraphs 1, 3, 4 and 5, the prospects for earnings before interest, taxes, depreciation and amortization and earnings per share will be enhanced by the Paramount Merger;

          3. The financial condition of a combined Viacom and Paramount, the impact of the Paramount Merger on the ability of the resultant entity to pursue further growth through acquisition or the development of new or complementary businesses and the anticipated ability of a combined Viacom and Paramount to meet its financial obligations;

          4. The fact that Viacom and Paramount are each pursuing international business strategies and that the combination is expected to result in a strongly enhanced international presence and to enable the sharing of knowledge of international markets;

          5. The fact that the combination of Paramount and Viacom is expected to result in significant opportunities for increased revenues from (i) cross-promotion and utilization of Viacom's and Paramount's well-known brand names, such as using Viacom's Showtime, MTV and Nickelodeon brands to enhance Paramount's live entertainment businesses, (ii) the utilization of distribution capabilities of each company to distribute products of the other (for example, the distribution of Paramount's theatrical motion picture library on an existing or new cable network of Viacom or the development of a broadcast network) and (iii) the development of new businesses based upon the management and creative skills of a combined Viacom and Paramount (for example, the development of retail stores based on the combined characters and trademarks of Viacom and Paramount); and the fact that Viacom and Paramount could achieve cost reductions through the combination of similar businesses and economies of scale;


          6. Smith Barney's opinion to the effect that, as of February 1, 1994, the proposed financial terms of the Offer and the Paramount Merger, taken together, were fair, from a financial point of view, to Viacom and its stockholders, whether or not the Blockbuster Merger is consummated (in this respect, while the Viacom Board of Directors did not explicitly adopt Smith Barney's financial analyses, the Viacom Board of Directors took such analyses into account in its overall evaluation of the Offer and Paramount Merger); and


          7. The fact that NAI is the owner of approximately 85% of the outstanding voting stock of Viacom; the fact that, as a result of the proposed Paramount Merger, NAI would continue to hold approximately 85% of the outstanding voting stock of Viacom and as a result of the proposed Mergers, NAI would continue to hold approximately 61% of the outstanding voting stock of the combined company; and the fact that the Paramount Merger Consideration consists of no shares of Viacom Class A Common Stock. In this regard, the Viacom Board of Directors also noted that the economic interests of NAI and Viacom's public stockholders are aligned in connection with the Offer and the Paramount Merger.

          8. Certain risks associated with the proposed transaction, as set forth under "Certain Considerations."

     The Viacom Board considered that the combination of Viacom and Paramount with Blockbuster would provide additional business opportunities of the kind specified above. However, the Viacom Board concluded that, even without Blockbuster, the combination of Viacom with Paramount could be financed on a reasonable basis and would result in all of the benefits described above.

     In view of the wide variety of factors considered by the Viacom Board, the Viacom Board did not find it practicable to quantify or otherwise attempt to assign relative weights to the specific factors considered in making its determination. However, as a general matter, the Viacom Board believed that the factors discussed in paragraphs 1, 2, 4, 5 and 6 supported its decision to approve the Offer and the Paramount Merger and outweighed the risks associated therewith referred to in paragraph 8.


     Viacom believes that the consideration paid in the Offer and the Paramount Merger, taken together, is fair to the stockholders of Paramount. Viacom's belief is based upon the fact that the terms of the Offer and the February 4 Merger Agreement were the product of arm's-length negotiations between Viacom, Paramount and their respective financial and legal advisors and were approved by the Paramount Board at a time when none of Viacom, NAI or Sumner M. Redstone (or any of their affiliates) was a member of the Paramount Board; that the Paramount Board received a fairness opinion from Lazard Freres, which was reaffirmed on February 14, 1994; and that the terms of the Offer and Paramount Merger were agreed to following an extensive public bidding process. While the Paramount Merger does not require the approval of a majority of the unaffiliated stockholders of Paramount, Viacom believes that the Paramount Merger is procedurally fair to Paramount stockholders for the reasons set forth above. In addition, as the terms of the Paramount Merger were disclosed to Paramount stockholders at the time they made their decision to tender their shares, the Paramount unaffiliated stockholders in effect selected the Paramount Merger by virtue of tendering into the Offer.



     On May 26, 1994, the Viacom Board approved the May Amendment.



     THE BOARD OF DIRECTORS OF VIACOM RECOMMENDS THAT HOLDERS OF VIACOM CLASS A COMMON STOCK VOTE FOR APPROVAL OF THE PARAMOUNT MERGER AGREEMENT AND RELATED TRANSACTIONS.


     Paramount. At its February 4, 1994 meeting, the Paramount Board considered presentations from its legal and financial advisors with respect to the Offer and the Paramount Merger, as well as the Fourth QVC Offer and the Fourth QVC Second-Step Merger. It unanimously (i) approved the terms of the February 4 Merger Agreement and authorized its execution and delivery, (ii) determined that the Offer and the Paramount Merger, taken together, were fair to, and in the best interests of, Paramount's stockholders, (iii) recommended approval and adoption of the February 4 Merger Agreement by Paramount's stockholders and (iv) recommended that holders of shares of Paramount Common Stock tender their shares pursuant to the Offer. The Paramount Board also unanimously recommended that stockholders reject the Fourth QVC Offer and not tender any of their shares pursuant to the Fourth QVC Offer.


     The Paramount Board, in reaching its conclusions, gave consideration to the following material factors:


          (i) The presentation by Lazard Freres to the Paramount Board and its written opinion dated February 4, 1994 stating that as of such date (a) the Viacom Transaction Consideration was fair to Paramount stockholders from a financial point of view, (b) the QVC Transaction Consideration was fair to Paramount stockholders from a financial point of view and (c) the Viacom Transaction Consideration was marginally superior to the QVC Transaction Consideration from a financial point of view;

          (ii) The Paramount Board's determination, taking into account Lazard Freres' presentation and written opinion, that the Offer and the Paramount Merger, taken together, represented the best value available under the circumstances to Paramount stockholders. This determination was also based upon the Paramount Board's view that the Viacom Transaction Consideration has a more certain value than the QVC Transaction Consideration because (a) the Viacom Transaction Consideration contains a larger percentage of cash and securities readily susceptible to valuation than the QVC Transaction Consideration and (b) the CVRs to be issued in the Paramount Merger would afford a degree of value assurance protection to Paramount stockholders with respect to the Viacom Class B Common Stock to be issued in the Paramount Merger;

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
          (iii) The terms and provisions of the February 4 Merger Agreement, including the following:

             (a) The bidding procedures incorporated in the February 4 Merger Agreement (and in the QVC Exemption Agreement) that were designed to remove the coercive element from any offer by QVC or Viacom and to provide stockholders with a meaningful choice between a tender offer from QVC or Viacom;

             (b) Paramount's right to terminate the February 4 Merger Agreement in order to accept a transaction that offers better value; and

             (c) The absence of any stock option, asset lock-up, termination fee, expense reimbursements or other provisions that could deter a higher offer for Paramount; and

          (iv) The conditions to the Offer and the Paramount Board's determination that all such conditions had been satisfied or could reasonably be expected to be satisfied by the expiration date of the Offer.


     Each of the Viacom Board and the Paramount Board asked extensive questions of its respective financial advisor concerning all aspects of the Offer and the Paramount Merger and, in the context of the Paramount Board, the QVC Merger, including questions concerning valuation techniques and comparative results.



     On May 26, 1994, the Reconstituted Paramount Board of Directors approved the May Amendment.



     In the context of the auction of Paramount, the Paramount Board was faced with competing offers from Viacom and QVC, each of which contemplated a first step cash tender offer for a majority of Paramount stock which would thereby permit consummation of a specified second step merger without any vote of the unaffiliated shareholders of Paramount. The Paramount Board approved the Paramount Merger as part of its recommendation to the stockholders of Paramount that they tender their shares to Viacom pursuant to the Offer. Since the terms of the second step merger were disclosed to the Paramount stockholders at the time they made their decision to tender their shares, the Paramount unaffiliated stockholders in effect selected the Paramount Merger by virtue of tendering into the Offer.


OPINIONS OF FINANCIAL ADVISORS


     Smith Barney has delivered its written opinion to the Viacom Board that as of February 1, 1994, the financial terms of the Offer and the Paramount Merger, taken together, were fair, from a financial point of view, to Viacom and its stockholders, whether or not the Blockbuster Merger is consummated. VIACOM STOCKHOLDERS ARE URGED TO READ THIS OPINION IN ITS ENTIRETY FOR ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS OF REVIEW BY SMITH BARNEY. Smith Barney did not make or seek to obtain an appraisal of Viacom's, Paramount's or Blockbuster's assets in rendering its opinion. No limitations were imposed by the Viacom Board upon Smith Barney with respect to the investigations made or procedures followed by it in rendering its opinion. Smith Barney has not been requested to update its opinion to the date of this Proxy Statement/Prospectus.



     Copies of the February 1, 1994 opinion of Smith Barney and related written presentation to the Viacom Board have been filed as exhibits to the Schedule 13E-3 filed with the Commission with respect to the Paramount Merger and may be inspected and copied, and obtained by mail, from the Commission as set forth in "Available Information" and will be made available for inspection and copying at the principal executive offices of Viacom International at 1515 Broadway, New York, New York 10036 during regular business hours by any interested public stockholder of Paramount or his or her representative who has been so designated in writing.

     THE FULL TEXT OF THE OPINION OF SMITH BARNEY, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN BY SMITH BARNEY, IS ALSO ATTACHED HERETO AS ANNEX III TO THIS PROXY STATEMENT/PROSPECTUS. SMITH BARNEY'S OPINION IS DIRECTED ONLY TO THE FINANCIAL TERMS OF THE OFFER AND PARAMOUNT MERGER TAKEN TOGETHER AND DOES NOT (I) ADDRESS THE FINANCIAL TERMS OF THE OFFER OR THE PARAMOUNT MERGER INDEPENDENT OF THE OTHER OR (II) CONSTITUTE A RECOMMENDATION TO ANY VIACOM STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE VIACOM SPECIAL MEETING. THE SUMMARY OF THE OPINION OF SMITH BARNEY SET FORTH IN THIS PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.


     In arriving at its opinion, Smith Barney (i) reviewed the Offer; (ii) reviewed the January 21 Merger Agreement in the form presented to the Viacom Board; (iii) met with certain senior officers of Viacom, Blockbuster and Paramount to discuss the business, operations, assets, financial condition and prospects of their respective companies; (iv) examined certain publicly available business and financial information relating to Viacom, Blockbuster and Paramount, and certain financial forecasts and other data for Viacom, Blockbuster and Paramount which were provided to Smith Barney by the senior management of Viacom, Blockbuster and Paramount, respectively, which are not publicly available; (v) took into account certain long-term strategic benefits of the Paramount Merger and the Blockbuster Merger, both operational and financial, that were described to Smith Barney by Viacom, Blockbuster and Paramount senior management; and (vi) reviewed the financial terms of the Offer and the Paramount Merger as set forth in the revised Offer to Purchase of Viacom used in connection with the Offer and of the Blockbuster Merger as set forth in the Blockbuster Merger Agreement, in relation to, among other things, current and historical market prices and trading volumes of Viacom Common Stock, Paramount Common Stock and Blockbuster Common Stock; the earnings and book value per share of each of Viacom, Paramount and Blockbuster; and the capitalization and financial condition of each of Viacom, Paramount and Blockbuster. Smith Barney also considered, to the extent publicly available, the financial terms of certain other business combination transactions which Smith Barney considered relevant in evaluating the Offer and Paramount Merger and the Blockbuster Merger and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies that they considered relevant in evaluating Viacom, Blockbuster and Paramount. Smith Barney also evaluated the pro forma financial impact of the Offer and Paramount Merger and of the Blockbuster Merger on Viacom. In addition to the foregoing, Smith Barney conducted such other analyses and examinations and considered such other financial, economic and market criteria as it deemed necessary in arriving at its opinion.


     In arriving at its opinion, Smith Barney relied, without independent verification, upon the accuracy and completeness of all financial and other information publicly available or furnished to or otherwise discussed with it, including certain financial forecasts and other information prepared by Viacom management and set forth in the February 1, 1994 Viacom Board Presentation filed as an exhibit to the Schedule 13E-3 filed with the Commission with respect to the Paramount Merger. With respect to financial forecasts and other information provided to or otherwise discussed with it, Smith Barney assumed that such forecasts and other information were reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective senior managements of Viacom, Blockbuster and Paramount as to the expected future financial performance of Viacom, Blockbuster and Paramount. Smith Barney also relied upon the views of the management of Viacom, Paramount and Blockbuster in assuming that certain long-term strategic benefits, both operational and financial, will result from each of the Offer, the Paramount Merger and the Blockbuster Merger. Smith Barney expressed no opinion as to what the value of the Paramount Merger Consideration will be when issued to Paramount stockholders pursuant to the Paramount Merger or the price at which the Paramount Merger Consideration will trade subsequent to the Paramount Merger. Smith Barney has not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Viacom, Blockbuster or Paramount nor have they made any physical inspection of the properties or assets of Viacom, Blockbuster or Paramount. Smith Barney's opinion was based upon
                                       54
financial, stock market and other conditions and circumstances existing and disclosed to it as of the date of its opinion.

February 1, 1994 Viacom Board Presentation

     At the February 1, 1994 meeting of the Viacom Board of Directors, Smith Barney presented information and materials relating to the following matters:
(i) the proposed Offer and Paramount Merger, (ii) the pro forma impact to Viacom of two different business combination scenarios (a combined Viacom and Paramount and a combined Viacom, Paramount and Blockbuster), and (iii) quantitative analysis relating to the foregoing matters.

                       THE OFFER AND THE PARAMOUNT MERGER

  Transaction Overview

     Smith Barney presented to the Viacom Board a summary of the Offer and Paramount Merger, including the following:

     . An overview of the key elements of the Offer and the Paramount Merger.


     . A comparison of the per share consideration at face value ($86.28 compared to $83.46) and trading value ($84.17 compared to $80.30) of the Fourth Viacom Offer and the Third Viacom Offer.



     . An overview of the aggregate consideration at face value (approximately $10.53 billion) and trading value (approximately $10.27 billion) of the Offer.


     . A summary of the sources of financing for the Paramount Merger.

  Viacom Merger Debentures

     . A summary list of the terms of the Viacom Merger Debentures and the advantages of their use in the Paramount Merger.


     The advantages and disadvantages of the Viacom Merger Debentures, as compared to the use of the Viacom Merger Preferred Stock included in the Third Viacom Second-Step Merger, were discussed by Smith Barney as follows:



     . Lower after-tax cost equivalent Viacom Merger Debentures than Viacom Merger Preferred Stock for the first three years.



     . Issuing Viacom Merger Debentures would allow Viacom to take advantage of greater leverage capability if Blockbuster Merger is consummated.



     . Viacom Merger Debentures estimated to trade at par value versus 20% discount for the Viacom Merger Preferred Stock under then existing market conditions.



     The advantages and disadvantages of the Viacom Exchange Debentures were not discussed with the Viacom Board by Smith Barney.



  Valuation Analyses



     Smith Barney also reviewed with the Viacom Board the analyses discussed below relating to the valuation of Paramount which reflected the significant changes that occurred in the valuation being placed on the entertainment companies since Viacom and Paramount announced the Original Merger in September 1993.

     Public and Precedent Private Market Breakdown


     Smith Barney reviewed with the Viacom Board the public and private market breakdown analysis of Paramount. Based on the comparable company and selected transaction analyses discussed below, Smith Barney explained to the Viacom Board that this analysis consisted of the valuation of each of Paramount's significant component business segments, which valuation consists of an analysis of the multiples at which companies in lines of businesses comparable to such Paramount business segments trade in the public market. The two industries Smith Barney analyzed were the entertainment and publishing industries, however, such analyses were extended into more specific segments of these industries. The entertainment industry was divided into the film/entertainment, movie theaters, cable programming and broadcasting segments. The publishing industry was segmented into educational, consumer and professional publishing. The combination of the selected comparable company and selected comparable transactions analyses generated an equity value range of approximately $6.5 billion to $11.2 billion in the aggregate, or approximately $53.13 to $90.95 per share.



     Analysis of Public Trading Valuation of Selected Comparable Companies


     Smith Barney presented to the Viacom Board an analysis of the public trading valuation of selected comparable companies, including share price, market value, adjusted market value, multiples of market value and multiples of adjusted market value. Smith Barney also discussed a five-year estimated earnings per share growth for such selected comparable companies. All earnings per share figures for the Comparable Companies were based on the consensus net income estimates of selected investment banking firms and all earnings per share estimates for Viacom and Paramount were based on internal estimates.


     Such comparable companies that Smith Barney examined included A.H. Belo Corporation, Ackerly Communications, Inc., Capital Cities/ABC, Inc., Carmike Cinemas, Inc., CBS Inc., Cineplex Odeon Corporation, Clear Channel Communications, Inc., Gaylord Entertainment Co., Granite Broadcasting Corporation, Harcourt General, Inc., Heritage Media Corporation, Houghton Mifflin Company, International Family Entertainment, Inc., John Wiley & Sons, Inc., King World Productions, Inc., Liberty Media Corporation, Marvel Entertainment Group, Inc., McGraw Hill, Inc., Multimedia, Inc., New Line Cinema Corporation, News Corporation Limited, Outlet Communications, Inc., Park Communications Inc., Plenum Publishing Corporation, Reader's Digest Association, Inc., Scholastic Corporations, Scripps Howard Broadcasting Co., The Walt Disney Company, Thomas Nelson, Inc., Time Warner, Inc., Turner Broadcasting System, Inc., United Television, Inc., Waverly, Inc. and Western Publishing Group, Inc.


     Smith Barney compared market values as multiples to, among other things, latest 12 months after-tax cash flow, book value, and estimated calendar 1993 and 1994 net income for both the entertainment and publishing industries. The respective multiples of the entertainment comparable companies were between the following ranges: (i) latest 12 months after tax cash flow: 5.6x to 67.6x (with a mean of 16.0x and a median of 13.7x); (ii) book value: 1.0x to 12.7x (with a mean of 5.3x and a median of 3.9x); (iii) estimated 1993 calendar net income:
14.7x to 74.5x (with a mean of 26.0x and a median of 22.4x); and (iv) estimated calendar 1994 net income: 13.5x to 46.4x (with a mean of 20.9x and a median of 19.1x). The respective multiples of the publishing comparable companies were between the following ranges: (i) latest 12 months after tax cash flow: 6.3x to 44.6x (with a mean of 17.0x and a median of 11.4x); (ii) book value: 1.8x to 21.3x (with a mean of 5.1x and median of 3.4x); (iii) estimated 1993 calendar net income: 16.1x to 44.0x) (with a mean of 23.3x and a median of 20.6x); and
(iv) estimated calendar 1994 net income: 11.7x to 32.7x (with a mean of 19.2x and a median of 17.5x).

     Smith Barney compared adjusted market capitalization to, among other things, historical net revenues; EBITDA and EBIT of the comparable companies. The entertainment comparable companies for the respective multiples were between the following ranges: (i) latest 12 months net revenue: 1.0x to 5.4x (with a mean of 2.8x and a median of 2.4x); (ii) latest 12 months EBITDA: 6.9x to 31.6x (with a mean of 12.1x and a median of 9.9x); and (iii) latest 12 months EBIT: 7.4x to 41.4x (with a mean of 18.2x and a median of 15.2x). The publishing comparable companies for the respective multiples were between the following ranges: (i) latest 12 months net revenue: 0.6x to 20.0x (with a mean of 3.6x and a median of 1.5x); (ii) latest 12 months EBITDA: 5.3x to 25.1x (with a mean of 12.2x and a median of 10.7x); and (iii) latest 12 months EBIT: 6.7x to 34.4x (with a mean of 18.3x and a median of 16.1x).

     Smith Barney also presented an analysis of operating statistics of the comparable companies including, among other things, operating margins (in relation to EBITDA, EBIT and after tax cash flow), three year historical revenue growth, three year average EBITDA and EBIT margins, and debt to capitalization ratios, in each case as compared to Paramount.


     Analysis of Selected Transactions


     Smith Barney analyzed, among other things, the purchase prices as multiples of net income and book value of the selected mergers and acquisitions and transaction value as a multiple of revenues, EBITDA and total assets of the selected mergers and acquisitions and compared these multiples with the multiples of Paramount's performance implied by the Paramount merger consideration. As set forth above under "Analysis of Public Trading Valuation of Selected Comparable Companies," the analysis consisted of the valuation of each of Paramount's significant component segments business, including the entertainment and publishing industries.

     Such comparable transactions that Smith Barney reviewed included the acquisition by Turner Broadcasting System, Inc. of New Line Cinema Corporation, the acquisition by Turner Broadcasting System, Inc. of Castle Rock Entertainment, the acquisition by Matsushita Acquisition Corporation of MCA Inc., the acquisition by Sony USA Inc. of Columbia Pictures Entertainment Inc., the acquisition by Time Inc. of Warner Communications Inc., the acquisition by McGraw Hill, Inc. of Macmillan-McGraw Hill School Publishing Co. and the acquisition by General Cinema Corp. of Harcourt Brace Jovanovich, Inc.

     The multiples of net income and book value for the entertainment selected transactions were between the following ranges: (i) latest 12 months net income:
27.3x to 49.9x (with a mean of 43.1x and a median of 28.4x); and (ii) book value: 1.7x to 11.2x (with a mean of 7.8x and a median of 4.3x). The multiples of revenues, EBITDA and total assets for the entertainment selected transactions were between the following ranges: (i) revenues: 0.9x to 9.9x (with a mean of 2.9x and a median of 1.9x); (ii) EBITDA: 9.3x to 21.1x (with a mean of 14.5x and a median of 13.3x; and (iii) total assets: 0.7x to 3.3x (with a mean of 1.6x and a median of 1.1x). The multiples of net income and book value for the publishing selected transactions were between the following ranges: (i) latest 12 months net income: 13.8x to 56.9x (with a mean of 31.2x and a median of 29.4x); and
(ii) book value: 5.0x to 11.2x (with a mean of 7.3x and a median of 7.0x). The multiples of revenues, EBITDA and total assets for the publishing selected transactions were between the following ranges: (i) revenues: 1.1x to 2.7x (with a mean and a median of 2.0x); (ii) EBITDA: 6.2x to 14.8x (with a mean of 10.3x and a median of 10.0x); and (iii) total assets: 0.5x to 6.6x (with a mean of 2.7x and a median of 2.1x).

     No company, transaction or business used in the comparable company and selected merger and acquisition transactions analyses as a comparison is identical to Viacom or Paramount or the Viacom/Paramount merger. Accordingly, an analysis of the results of the foregoing is not entirely mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that can affect the acquisition or public trading value of the comparable companies or the business segment or company to which they are being compared.

     Discounted Cash Flow Analysis

     Smith Barney discussed with the Viacom Board its updated DCF analysis of Paramount, identifying the difficulty of preparing long term forecasts with respect to Paramount's business due to the "hit driven" nature of the business. Smith Barney also reviewed with the Viacom Board certain projections contained in the DCF analysis and the assumptions underlying such projections. In its DCF analysis, Smith Barney applied discount rates ranging between 10% and 12%, and applied terminal value multiples ranging between 14.0x and 16.0x EBITDA. This analysis generated an equity value range of approximately $9.0 billion to $11.0 billion in the aggregate, or approximately $73.22 to $89.53 per share.


     Smith Barney noted that each of the foregoing analyses may be subject to change depending upon the availability of new information which may have the effect of changing the ascribed valuation per share.

                                PRO FORMA IMPACT

     Smith Barney presented to the Viacom Board information concerning the pro forma impact of the Paramount Merger, including the following:

  No CVR Liability

     . A pro forma summary of the impact of the Paramount Merger, assuming no payment under the CVRs (with and without giving effect to the Blockbuster Merger), on Viacom's pro forma stock price and cash flow per share, estimated for the years 1994 to 1996, and the ratios of debt to EBITDA and EBITDA to net interest and preferred dividend requirements, estimated for the years 1993 to 1996.

  CVR Liability

     . A pro forma summary of the impact of the Fourth Viacom Offer, assuming a $10 per share CVR payment and of the impact of the Paramount Merger to Viacom (with and without giving effect to the Blockbuster Merger) and assuming $12 and $7 per share CVR payments on Viacom's pro forma stock price and cash flow per share for the years 1994 to 1996, and the ratios of debt to EBITDA and EBITDA to net interest and preferred dividends for the years 1993 to 1996.


     The pro forma impact summaries were based upon the detailed quantitative analysis discussed below.



  Quantitative Analysis


     Combined Company

     Smith Barney presented to the Viacom Board an analysis of the Paramount Merger (assuming consummation of the Blockbuster Merger (assuming the exercise of VCRs resulting in a weighted average Class B exchange ratio of 0.66544), the expiration of the CVRs without liability and the exercise of the Viacom Warrants), that included:

     . A transaction structure and an analysis of the Paramount Merger setting forth the kind and amount of securities to be issued in the Paramount Merger, the source and use of funds and the per share consideration to be paid to Paramount stockholders in the Paramount Merger. Smith Barney also discussed the impact of the use of convertible preferred stock and convertible debt as part of the consideration in the Paramount Merger.

     . An analysis of the pro forma impact of the Paramount Merger to Viacom (with and without giving effect to the impact on Viacom of the sale of convertible preferred stock to NYNEX and Blockbuster if the Offer and Paramount Merger were not consummated), Paramount and Blockbuster on stand-alone bases, including with respect to estimated 1994 revenue, cash flow and net income, estimated 1993 and 1994 leverage and estimated earnings per share, cash flow per share and EBITDA for 1993, 1994 and 1995. Smith Barney noted that the 1993 pro forma EBITDA for the Paramount
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

Merger and the Blockbuster Merger was $1,471 million (assuming no impact of potential synergies, which are considered to be substantial in subsequent years), the 1993 pro forma combined total debt was $9,763 million (includes Viacom Merger Debentures issued to Paramount stockholders as part of the Paramount Merger Consideration but does not include Viacom Preferred Stock issued to NYNEX), and the 1993 pro forma combined total cash was $784 million (includes estimated deductions for merger transaction fees). The accretive/(dilutive) impact of the Paramount Merger (assuming consummation of the Blockbuster Merger and expiration of the CVRs without liability) for 1994 and 1995 when compared against Viacom on a stand-alone basis (assuming sale of convertible preferred to NYNEX) was as follows: (i) estimated earnings per share: 2.7% and 18.8%, respectively; (ii) cash flow per share: 19.2% and 21.6%, respectively; and (iii) EBITDA (Viacom's EBITDA on a stand-alone basis as compared to the relative "ownership" of total pro forma EBITDA): 8.7% and 13.0%, respectively. The pro forma analysis assumed a certain level of long-term strategic benefits which were based upon the views of Viacom management.


     . An analysis of the combined company's compliance with certain bank covenants and an analysis of relative ratios of debt to EBITDA, debt and preferred stock to EBITDA, EBITDA to net interest and EBITDA to net interest and preferred dividends.

     . An analysis of the share ownership of Viacom by Viacom's management, Paramount stockholders, and Blockbuster stockholders and NYNEX, both on stand-alone bases and pro forma giving effect to the Paramount Merger.

     . An analysis of the estimated 1993 through 2003 Viacom implied pro forma stock prices, assuming consummation of the Blockbuster Merger and the Offer and the Paramount Merger.

     . A summary of refinancings of existing debt and new borrowings by Viacom, Paramount and Blockbuster, on stand-alone bases and pro forma giving effect to the Offer and the Paramount Merger, both actual and estimated.

     . An estimated 1993 and 1994 pro forma combined income statement comparison of Viacom both on stand-alone bases with and without giving effect to the conversion of Viacom Preferred Stock, and pro forma giving effect to the Blockbuster Merger and the Offer and the Paramount Merger, as well as a pro forma combined income statement of the combined company for the years 1994 to 2003.

     . A comparison of estimated 1993 and 1994 earnings per share of Viacom both on stand-alone bases with and without giving effect to the conversion of Viacom Preferred Stock, and with pro forma earnings per share giving effect to the Blockbuster Merger and the Paramount Merger, as well as an earnings per share dilution analysis for the combined company for the years 1994 to 2003.

     . A comparison of estimated 1993 and 1994 cash flow of Viacom both on stand-alone bases with and without giving effect to the conversion of Viacom Preferred Stock, and with pro forma cash flow giving effect to the Blockbuster Merger and the Offer and the Paramount Merger, as well as a cash flow dilution/accretion analysis for the combined company for the years 1994 to 2003.

     . A pro forma EBITDA analysis (including projected synergies), income tax calculation and pro forma combined cash flow statement and a debt amortization schedule, all estimated for the years 1993 to 2003.

     . A pro forma interest expense table of the estimated combined company, estimated for the years 1994 to 2003, and a pro forma balance sheet for the combined company.

  Viacom/Paramount

     Smith Barney presented to the Viacom Board an analysis of the Paramount Merger (assuming the expiration of the CVRs without liability and the exercise of the Viacom Warrants), that included:

     . A transaction structure and an analysis of the Paramount Merger setting forth the kind and amount of securities to be issued in the Paramount Merger, the source and use of funds and the per share consideration to be paid to Paramount stockholders in the Paramount Merger. Smith Barney also discussed the impact of the use of convertible preferred stock and convertible debt as part of the consideration in the Paramount Merger.


     . An analysis of the pro forma impact of the Paramount Merger to Viacom (with and without giving effect to the impact on Viacom of the sale of Viacom Preferred Stock to NYNEX and Blockbuster if the Offer and Paramount Merger were not consummated), Paramount and Blockbuster on stand-alone bases, including with respect to estimated 1994 revenue, cash flow and net income, estimated 1993 and 1994 leverage and estimated earnings per share, cash flow per share and EBITDA for 1993, 1994 and 1995. Smith Barney noted that the 1993 pro forma EBITDA for the Paramount Merger was $1,015 million (assuming no impact of potential synergies, which are considered to be substantial in subsequent years), the 1993 pro forma combined total debt was $6,949 million (does not include Series C Preferred Stock potentially issued to Paramount stockholders as part of the Paramount Merger Consideration and Viacom Preferred Stock issued to NYNEX and Blockbuster), and the 1993 pro forma combined total cash was $494 million (includes estimated deductions for merger transaction fees). The accretive/(dilutive) impact of the Paramount Merger (assuming no consummation of the Blockbuster Merger and expiration of the CVRs without liability) for 1994 and 1995 when compared against Viacom on a stand-alone basis (assuming sale of convertible preferred to NYNEX and Blockbuster) was as follows: (i) estimated earnings per share: (38.3)% and (25.4)%, respectively; (ii) cash flow per share:
21.5% and 14.3%, respectively; and (iii) EBITDA (Viacom's EBITDA on a stand-alone basis as compared to the relative "ownership" of total pro forma EBITDA): (3.0)% and (6.6)%, respectively. The pro forma analysis assumed a certain level of long-term strategic benefits which were based upon the views of Viacom management.


     . An analysis of the Viacom/Paramount entity's compliance with certain bank covenants and an analysis of relative ratios of debt to EBITDA, debt and preferred stock to EBITDA, EBITDA to net interest and EBITDA to net interest and preferred dividends.

     . An analysis of the share ownership of Viacom by Viacom's management, Paramount stockholders, and Blockbuster stockholders and NYNEX, both on stand-alone bases and pro forma giving effect to the Paramount Merger.

     . An analysis of the estimated 1993 through 2003 Viacom implied pro forma stock prices, assuming the use of Viacom Warrants in the Paramount Merger.

     . A summary of refinancings of existing debt and new borrowings by Viacom and Paramount, on stand-alone bases and pro forma giving effect to the Paramount Merger both actual and estimated.

     . An estimated 1993 and 1994 pro forma combined income statement comparison of Viacom both on stand-alone bases with and without giving effect to the conversion of the Viacom Preferred Stock, and pro forma giving effect to the Paramount Merger, as well as a pro forma combined income statement of the Viacom/Paramount entity for the years 1994 to 2003.

     . A comparison of estimated 1993 and 1994 earnings per share of Viacom both on stand-alone bases with and without giving effect to the conversion of the Viacom Preferred Stock, and with pro forma earnings per share giving effect to the Paramount Merger, as well as an earnings per share dilution analysis for the Viacom/Paramount entity for the years 1994 to 2003.

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     . A comparison of estimated 1993 and 1994 cash flow of Viacom both on stand-alone bases with and without giving effect to the conversion of the Viacom Preferred Stock, and with pro forma cash flow giving effect to the Paramount Merger, as well as a cash flow dilution/accretion analysis for the Viacom/Paramount entity for the years 1994 to 2003.

     . A pro forma EBITDA analysis (including projected synergies), income tax calculation and pro forma combined cash flow statement and a debt amortization schedule, all estimated for the years 1993 to 2003.

     . A pro forma interest expense table of the estimated Viacom/Paramount entity, estimated for the years 1994 to 2003, and a pro forma balance sheet for the Viacom/Paramount entity.

     Combined Company

     Smith Barney presented to the Viacom Board an analysis of the Paramount Merger assuming consummation of the Blockbuster Merger (assuming the exercise of VCRs resulting in a weighted average Class B exchange ratio of 0.66544), liability per CVR of $12 per share and the exercise of the Viacom Warrants (although the occurrence of the exercise of the Viacom Warrants as well as liability under the CVRs and the exercise of VCRs resulting in an increased overall Class B exchange ratio would take place only under limited circumstances, these assumptions were utilized to provide a conservative analysis to the Viacom Board). The Smith Barney presentation included:

     . A transaction structure and an analysis of the Paramount Merger setting forth the kind and amount of securities to be issued in the Paramount Merger, the source and use of funds in the per share consideration to be paid to Paramount stockholders and the Paramount Merger. Smith Barney also discussed the impact of the use of convertible preferred stock, convertible debt and contingent value rights as part of the consideration in the Paramount Merger.


     . An analysis of the pro forma impact of the Paramount Merger to Viacom (with and without giving effect to the impact on Viacom of the sale of Viacom Preferred Stock to NYNEX and Blockbuster if the Offer and Paramount Merger were not consummated), Paramount and Blockbuster on stand-alone bases, including with respect to estimated 1994 revenue, cash flow and net income, estimated 1993 and 1994 leverage and estimated earnings per share, cash flow per share and EBITDA for 1993, 1994 and 1995. Smith Barney noted that the 1993 pro forma EBITDA for the Paramount Merger and the Blockbuster Merger was $1,471 million (assuming no impact of potential synergies, which are considered to be substantial in subsequent years), the 1993 pro forma combined total debt was $10,448 million (includes Viacom Merger Debentures issued to Paramount stockholders as part of the Paramount Merger Consideration but does not include Viacom Preferred Stock issued to NYNEX), and the 1993 pro forma combined total cash was $784 million (includes estimated deductions for merger transaction fees). The accretive/(dilutive) impact of the Paramount Merger (assuming consummation of the Blockbuster Merger and expiration of the CVRs with liability) for 1994 and 1995 when compared against Viacom on a stand-alone basis (assuming sale of convertible preferred to NYNEX) was as follows: (i) estimated earnings per share: 1.0% and 11.8%, respectively; (ii) cash flow per share: 19.2% and 19.2%, respectively; and (iii) EBITDA (Viacom's EBITDA on a stand-alone basis as compared to the relative "ownership" of total pro forma EBITDA): 5.6% and 9.8%, respectively. The pro forma analysis assumed a certain level of long-term strategic benefits which were based upon the views of Viacom management.


     . An analysis of the combined company's compliance with certain bank covenants and an analysis of relative ratios debt to EBITDA, debt and preferred stock to EBITDA, EBITDA to net interest and EBITDA to net interest and preferred dividends.

     . An analysis of the share ownership of Viacom by Viacom's management, Paramount stockholders, and Blockbuster stockholders and NYNEX, both on stand-alone bases and pro forma giving effect to the Paramount Merger.

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     . An analysis of the estimated 1993 through 2003 Viacom implied pro forma stock prices, assuming consummation of the Blockbuster Merger and the Paramount Merger.

     . A summary of refinancings of existing debt and new borrowings by Viacom, Paramount and Blockbuster, on stand-alone bases and pro forma giving effect to the Paramount Merger, both actual and estimated.

     . An estimated 1993 and 1994 pro forma combined income statement comparison of Viacom both on stand-alone bases with and without giving effect to the conversion of Viacom Preferred Stock, and pro forma giving effect to the Blockbuster Merger and the Paramount Merger, as well as a pro forma combined income statement of the combined company for the years 1994 to 2003.

     . A comparison of estimated 1993 and 1994 earnings per share of Viacom both on stand-alone bases with and without giving effect to the conversion of the Viacom Preferred Stock, and with pro forma earnings per share giving effect to the Blockbuster Merger and the Paramount Merger, as well as an earnings per share dilution analysis for the combined company for the years 1994 to 2003.

     . A comparison of estimated 1993 and 1994 cash flow of Viacom both on stand-alone bases with and without giving effect to the conversion of Viacom Preferred Stock, and with pro forma cash flow giving effect to the Blockbuster Merger and the Paramount Merger, as well as a cash flow dilution/accretion analysis for the combined company for the years 1994 to 2003.

     . A pro forma EBITDA analysis (including projected synergies), income tax calculation and pro forma combined cash flow statement and a debt amortization schedule, all estimated for the years 1993 to 2003.

     . A pro forma interest expense table of the estimated combined company, estimated for the years 1994 to 2003, and a pro forma balance sheet for the combined company.

     Viacom/Paramount

     Smith Barney presented to the Viacom Board an analysis of the Paramount Merger, assuming liability per CVR of $12 per share and the exercise of the Viacom Warrants (although the occurrence of both the exercise of the Viacom Warrants and payment under the CVRs would take place only under limited circumstances, these assumptions were utilized to provide a conservative analysis to the Viacom Board). The Smith Barney presentation included:

     . A transaction structure and an analysis of the Paramount Merger setting forth the kind and amount of securities to be issued in the Paramount Merger, the source and use of funds and the per share consideration to be paid to Paramount Stockholders in the Paramount Merger. Smith Barney also discussed the impact of the use of contingent value rights, convertible debt and convertible preferred stock as part of the consideration in the Paramount Merger.


     . An analysis of the pro forma impact of the Paramount Merger to Viacom (with and without giving effect to the impact on Viacom of the sale of convertible preferred stock to NYNEX and Blockbuster if the Offer and Paramount Merger were not consummated), Paramount and Blockbuster on stand-alone bases, including with respect to 1994 revenue, cash flow and net income, estimated 1993 and 1994 leverage and estimated earnings per share, cash flow per share and EBITDA for 1993, 1994 and 1995. Smith Barney noted that the 1993 pro forma EBITDA for the Paramount Merger was $1,015 million (assuming no impact of potential synergies, which are considered to be substantial in subsequent years), the 1993 pro forma combined total debt was $7,634 million (does not include Series C Preferred Stock potentially issued to Paramount stockholders as part of the Paramount Merger Consideration or Viacom Preferred Stock issued to NYNEX and Blockbuster), and the 1993 pro forma combined total cash was $494 million (includes estimated deductions for merger transaction fees). The accretive/(dilutive) impact of the Paramount Merger (assuming no consummation of the Blockbuster

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Merger and expiration of the CVRs with liability) for 1994 and 1995 when compared against Viacom on a stand-alone basis (assuming sale of convertible preferred to NYNEX and Blockbuster) was as follows: (i) estimated earnings per share: (41.4)% and (38.1)%, respectively; (ii) cash flow per share: 21.5% and 10.5%, respectively; and (iii) EBITDA (Viacom's EBITDA on a stand-alone basis as compared to the relative "ownership" of total pro forma EBITDA): (6.7)% and (10.2)%, respectively. The pro forma analysis assumed a certain level of long-term strategic benefits which were based upon the views of Viacom management.


     . An analysis of the Viacom/Paramount entity's compliance with certain bank covenants an analysis of relative ratios of debt to EBITDA, debt and preferred stock to EBITDA, EBITDA to net interest and EBITDA to net interest and preferred dividends.

     . An analysis of the share ownership of Viacom by Viacom's management, Paramount stockholders, and Blockbuster stockholders and NYNEX, both on stand-alone bases and pro forma giving effect to the Paramount Merger.

     . An analysis of the estimated 1993 through 2003 Viacom implied pro forma stock prices, assuming the use of warrants in the Paramount Merger.

     . A summary of refinancings of existing debt in new borrowings by Viacom and Paramount, on stand-alone bases and pro forma giving effect to the Paramount Merger both actual and estimated.

     . An estimated 1993 and 1994 pro forma combined income statement comparison of Viacom both on stand-alone bases with and without giving effect to the conversion of Viacom Preferred Stock, and pro forma giving effect to the Paramount Merger, as well as a pro forma combined income statement of the Viacom/Paramount entity for the years 1994 to 2003.

     . A comparison of estimated 1993 and 1994 earnings per share of Viacom both on stand-alone bases with and without giving effect to the conversion of Viacom Preferred Stock, and with pro forma earnings per share giving effect to the Paramount Merger, as well as an earnings per share dilution analysis for the Viacom/Paramount entity for the years 1994 to 2003.

     . A comparison of estimated 1993 and 1994 cash flow of Viacom both on stand-alone bases with and without giving effect to the conversion of Viacom Preferred Stock, and with pro forma cash flow giving effect to the Paramount Merger, as well as a cash flow dilution/accretion analysis for the Viacom/Paramount entity for the years 1994 to 2003.

     . A pro forma EBITDA analysis (including projected synergies), income tax calculation and pro forma combined cash flow statement and a debt amortization schedule, all estimated for the years 1993 to 2003.

     . A pro forma interest expense table of the estimated Viacom/Paramount entity, estimated for the years 1993 to 2003, and a pro forma balance sheet for the Viacom/Paramount entity.

  QVC/Paramount

     Smith Barney presented to the Viacom Board an analysis of a QVC/Paramount Merger that included:

     . A transaction structure and an analysis of a QVC/Paramount Merger setting forth the kind and amount of securities to be issued in a QVC/Paramount Merger, the source and use of funds and the per share consideration to be paid to Paramount stockholders in a QVC/Paramount Merger. Smith Barney also discussed the impact of the use of preferred stock with warrants as part of the consideration in the proposed QVC/Paramount Merger.

     . An analysis of the debt structure of QVC and its additional borrowing capacity.

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     . A pro forma combined income statement of the combined QVC and Paramount for the years 1993 to 1999 and relative leverage ratios.

     . An earnings per share and cash flow dilution/accretion analysis of QVC both on stand-alone bases and pro forma giving effect to a QVC/Paramount Merger for the years 1993 to 1999.

     . An income tax calculation and pro forma combined cash flow statement estimated for the years 1993 to 1999.

     . A debt paydown and interest expense table of the combined company, estimated for the years 1994 to 1999, and a pro forma balance sheet for the combined QVC and Paramount.

     . An analysis of the economic and voting ownership of QVC assuming the consummation of the QVC/Paramount Merger and the conversion of the QVC convertible preferred stock.

     . An analysis of the economic and voting ownership of Liberty Media.

     . An analysis of the QVC implied estimated pro forma stock price from 1993 through 1998, both with and without attendant synergies.


     Viacom used this analysis in developing its own, superior bid.


     In arriving at its opinions, Smith Barney performed a variety of financial analyses, the material portions of which are summarized above. The summary set forth above does not purport to be a complete description of the analyses performed by Smith Barney. In addition, Smith Barney believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all such factors and analyses, could create a misleading view of the process underlying its analyses set forth in its opinion. The matters considered by Smith Barney in arriving at its opinion are based on numerous macroeconomic, operating and financial assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond Viacom's or Paramount's control. Any estimates incorporated in the analyses performed by Smith Barney are not necessarily indicative of actual past or future results or values, which may be significantly more or less favorable than such estimates. Estimated values do not purport to be appraisals and do not necessarily reflect the prices at which businesses or companies may be sold in the future, and such estimates are inherently subject to uncertainty. Arriving at a fairness opinion is a complex process, not necessarily susceptible to partial or summary description. No company utilized as a comparison is identical to Viacom, Paramount or the business segment for which a comparison is being made. Accordingly, an analysis of comparable companies and comparable business combinations resulting from the transactions is not mathematical; rather, it involves complex considerations and judgements concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the value of the comparable companies or company to which they are being compared.

     The Viacom Board selected Smith Barney as its financial advisor because it is a nationally recognized investment banking firm and the members of senior management of Smith Barney have substantial experience in transactions similar to the Paramount Merger and are familiar with Viacom and its business. Smith Barney is an investment banking firm engaged, among other things, in the valuation of businesses and their securities in connection with mergers and acquisitions. Smith Barney has rendered from time to time various investment banking services to Viacom, including acting as an underwriter of public offerings of certain securities of Viacom and StarSight Telecast, Inc., a company in which Viacom holds a significant interest, for which it received customary compensation.

     Pursuant to the terms of an engagement letter dated September 12, 1993, Viacom has paid Smith Barney a fee of $3.0 million for acting as financial advisor in connection with the Paramount Merger, including rendering its opinion. In addition, Viacom has agreed to pay Smith Barney an additional fee
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
of $9.5 million in connection with consummation of the transaction. Whether or not the Paramount Merger is consummated, Viacom has also agreed to reimburse Smith Barney for its reasonable out-of-pocket expenses, including all reasonable fees and disbursements of counsel, and to indemnify Smith Barney and certain related persons against certain liabilities relating to or arising out of its engagement, including certain liabilities under the Federal securities laws.

     Bear, Stearns & Co. Inc. ("Bear Stearns") and Goldman, Sachs & Co. have also been engaged by Viacom as financial advisors in connection with the Offer and the Paramount Merger.


     Paramount. Paramount has retained Lazard Freres to act as its financial advisor in connection with the Offer and the Paramount Merger. At the meeting of the Board of Directors of Paramount held on February 4, 1994, Lazard Freres delivered its written opinion to the Board of Directors of Paramount that, as of February 4, 1994, (i) the Viacom Transaction Consideration was fair to the holders of Paramount Common Stock from a financial point of view, (ii) the QVC Transaction Consideration was fair to the holders of Paramount Common Stock from a financial point of view, and (iii) the Viacom Transaction Consideration was marginally superior to the QVC Transaction Consideration from a financial point of view. PARAMOUNT STOCKHOLDERS ARE URGED TO READ THE TEXT OF THE LAZARD FRERES OPINION IN ITS ENTIRETY FOR ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS OF REVIEW BY LAZARD FRERES. Lazard Freres has not been requested to update its opinion to the date of this Proxy Statement/Prospectus.


     Copies of the February 4, 1994 opinion of Lazard Freres, the written presentation of Lazard Freres to the Board of Directors of Paramount on February 4, 1994 and the February 14, 1994 Letter (as defined below) have been filed as exhibits to the Schedule 13E-3 filed with the Commission with respect to the Paramount Merger and may be inspected and copied, and obtained by mail, from the Commission as set forth in "Available Information" and will be made available for inspection and copying at the principal executive offices of Paramount at 15 Columbus Circle, New York, New York 10023 during regular business hours by any interested public stockholder of Paramount or his or her representative who has been so designated in writing.


     A COPY OF THE FULL TEXT OF THE LAZARD FRERES OPINION WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS OF THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX IV HERETO. THE SUMMARY DISCUSSION OF THE OPINION OF LAZARD FRERES SET FORTH IN THIS PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION. LAZARD FRERES' OPINION IS DIRECTED ONLY TO LAZARD FRERES' CONCLUSIONS FROM A FINANCIAL POINT OF VIEW AS OF FEBRUARY 4, 1994 OF THE ITEMS REFERRED TO IN SUCH OPINION, AND, AS EXPRESSLY
SET FORTH IN ITS OPINION, LAZARD FRERES' CONCLUSIONS ARE DIRECTED ONLY TO THE CONSIDERATION TO BE RECEIVED BY THE HOLDERS OF PARAMOUNT COMMON STOCK IN THE OFFER AND THE PARAMOUNT MERGER, TAKEN TOGETHER, AND ARE NOT DIRECTED TO THE CONSIDERATION TO BE RECEIVED BY THE HOLDERS OF PARAMOUNT COMMON STOCK EITHER
IN THE OFFER OR IN THE PARAMOUNT MERGER INDEPENDENT OF THE OTHER.  LAZARD
FRERES OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO
HOW SUCH STOCKHOLDER SHOULD VOTE AT THE PARAMOUNT SPECIAL MEETING.


     In connection with rendering its opinion to the Board of Directors of Paramount on February 4, 1994 and its delivery of the February 14, 1994 Letter, Lazard Freres, among other things: (i) reviewed the terms and conditions of (a) the amended proposal by QVC (the "Amended QVC Proposal") to acquire Paramount as set forth in Amendment Number 34 to the Tender Offer Statement on Schedule 14D-1 filed by QVC, Comcast and BellSouth with the Commission on February 1, 1994 and the QVC Exemption Agreement, including the form Agreement and Plan of Merger between QVC and Paramount attached thereto (the "Form QVC Merger Agreement"), and (b) the written proposal submitted to Paramount by Viacom on February 1, 1994 and Amendment Number 35 to the Tender Offer Statement on Schedule 14D-1 filed by Viacom, NAI, Mr. Sumner M. Redstone and Blockbuster with the Commission on February 1, 1994 (collectively, the "Amended Viacom Proposal"), and the Agreement and Plan of Merger, dated as of January 21, 1994, as amended on January 27, 1994 and as proposed as of February 4, 1994 to be amended to reflect the Amended Viacom Proposal (the
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"Amended Viacom Merger Agreement"), including the Form Exemption Agreement between Viacom and Paramount attached thereto; (ii) reviewed the terms and conditions of the Blockbuster Merger Agreement and the Blockbuster Subscription Agreement, analyzed the Amended Viacom Proposal, both with and without giving effect to the proposed Blockbuster Merger contemplated by the Blockbuster
Merger Agreement, and observed that the proposed Blockbuster Merger is subject to the approval of the stockholders of Blockbuster; (iii) analyzed certain historical business and financial information relating to Paramount, Viacom, QVC and Blockbuster; (iv) reviewed certain financial forecasts and other data provided by Paramount, Viacom, QVC and Blockbuster relating to their respective businesses (except in the case of Paramount, financial forecasts for the then current fiscal year only, having been advised that Paramount did not prepare projections beyond the then current fiscal year); (v) reviewed public information with respect to certain public companies in lines of businesses that Lazard Freres believed to be comparable to the businesses of Paramount, Viacom, QVC and Blockbuster; (vi) reviewed the financial terms of certain recent business combinations involving companies in lines of business that Lazard Freres believed to be comparable to the businesses of Paramount, Viacom, QVC and Blockbuster, and in other industries generally; (vii) reviewed the historical stock prices and trading volumes of Paramount Common Stock, Viacom Class B Common Stock, the QVC Common Stock and Blockbuster Common
Stock; and (viii) reviewed the procedures for bidding set forth in the Amended Viacom Merger Agreement and the QVC Exemption Agreement, in particular noting the respective provisions therein providing for extensions of the Fourth QVC Offer or the Offer, as applicable, for 10 business days upon delivery of a Completion Certificate (referred to in the Amended Viacom Merger Agreement or the QVC Exemption Agreement, as applicable) by Viacom or QVC, as applicable. In addition, Lazard Freres conducted discussions with members of the senior management of Paramount, Viacom, QVC and Blockbuster with respect to the business and prospects of Paramount, Viacom, QVC and Blockbuster and the strategic objectives of each, and Lazard Freres conducted such other financial studies, analyses and investigations as Lazard Freres deemed appropriate.

     In preparing its written opinion to the Board of Directors of Paramount on February 4, 1994, its presentation to the Board of Directors of Paramount on February 4, 1994 and the February 14, 1994 Letter, Lazard Freres assumed and relied upon the accuracy and completeness of the financial and other information that was provided by Paramount, Viacom, QVC and Blockbuster, and on the representations and warranties contained in the Amended Viacom Merger Agreement and the Form QVC Merger Agreement. Lazard Freres did not independently verify such information and did not undertake an independent valuation or appraisal of any of the assets of Paramount, Viacom, QVC or Blockbuster. In addition, Lazard Freres assumed that the financial forecasts furnished to it by Paramount, Viacom, QVC and Blockbuster were reasonably prepared on a basis reflecting, as of the date of its opinion, its presentation to the Board of Directors of Paramount and the February 14, 1994 Letter, the best currently available judgments of the management of each of Paramount, Viacom, QVC and Blockbuster as to the future financial performance of Paramount, Viacom, QVC and Blockbuster, respectively. Lazard Freres also assumed that the Amended Viacom Proposal and the Amended QVC Proposal were made in compliance with the terms and conditions of the Amended Viacom Merger Agreement and the QVC Exemption Agreement, respectively. Lazard Freres' opinion as of February 4, 1994, its presentation to the Board of Directors of Paramount and the February 14, 1994 Letter were also based on economic, monetary and market conditions existing on the date of the opinion. In accordance with the Bidding Procedures established by Paramount's Board of Directors on December 13, 1993, Paramount's Board of Directors had authorized Lazard Freres to respond to inquiries with respect to Paramount from prospective bidders (in addition to QVC and Viacom) and to receive proposals from additional bidders, if any. Lazard Freres did not, however, solicit third party indications of interest in acquiring all or any part of Paramount.

     As part of Lazard Freres' analyses in connection with rendering its opinion on February 4, 1994 and the February 14, 1994 Letter, Lazard Freres continued to evaluate the proposed Viacom and QVC transactions, as it had done in the past, not only on the basis of their then current market values but also applying other financial valuation methodologies generally applicable to transactions of this type.
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Lazard Freres noted that these financial valuation methodologies, which are subject to certain limitations as applied to the prospective combinations, including the lack of projections for Paramount beyond the then current fiscal year and the difficulties in quantifying synergies and revenue enhancements resulting from the combinations, generally favored in varying degrees the Viacom Transaction Consideration from a financial point of view. On the basis of recent market values on the date of its opinion and the February 14, 1994 Letter, Lazard Freres observed that the QVC Transaction Consideration had a somewhat higher market valuation than the Viacom Transaction Consideration. In this connection, Lazard Freres observed the high volatility of Viacom Class B Common Stock and QVC Common Stock and that the market prices of the stocks seemed to be impacted by the perception of the marketplace as to whether QVC or Viacom would be the ultimate acquiror of Paramount.


     In connection with rendering its opinion and the conclusion set forth in the February 14, 1994 Letter, Lazard Freres also observed the express preference of Paramount's Board of Directors in the Bidding Procedures for cash and securities readily susceptible to valuation, such as securities with a fixed income stream, with a liquidation preference, or in the case of equity securities, securities which enjoy the benefits of a wide collar or other value assurance mechanism. In this regard, Lazard Freres noted that there was a greater percentage of cash and fixed income securities as components of the Viacom Transaction Consideration than the QVC Transaction Consideration, although the magnitude of the difference in the respective percentages between the two then current bids had decreased in comparison to the then most recent previous bids submitted by Viacom and QVC. Lazard Freres further noted the offering of the CVRs in the Amended Viacom Proposal. In this connection, as noted below, Lazard Freres continued to view the offering of the CVRs in the Amended Viacom Proposal as a favorable factor because the CVRs were a security that provided, in part, an opportunity for the holders of the CVRs to be compensated if the market price of Viacom Class B Common Stock failed to appreciate satisfactorily.


     In reaching its opinion on February 4, 1994 and the conclusion set forth in the February 14, 1994 Letter, Lazard Freres also noted that it took into account various factors, including its assessment of the probability of consummation of the proposed Blockbuster Merger contemplated by the Blockbuster Merger Agreement under the circumstances existing on February 4, 1994 and February 14, 1994, as applicable, and that, given the terms and conditions of the proposed Fourth QVC Offer and the Fourth QVC Second-Step Merger and the proposed Offer and the Paramount Merger and the limitations of the financial valuation methodologies referred to above, Lazard Freres had continued to view as a favorable factor an offer that contains a greater percentage of cash and securities readily susceptible to valuation.

     In connection with the Amended Viacom Proposal and the Amended QVC Proposal, at the meeting of the Board of Directors of Paramount held on February 4, 1994, Lazard Freres delivered its written opinion to the Board of Directors of Paramount that, as of the date of the opinion, (i) the Viacom Transaction Consideration was fair to the holders of Paramount Common Stock from a financial point of view, (ii) the QVC Transaction Consideration was fair to the holders of Paramount Common Stock from a financial point of view, and (iii) the Viacom Transaction Consideration was marginally superior to the QVC Transaction Consideration from a financial point of view.

FEBRUARY 4, 1994 BOARD PRESENTATION

     Prior to delivering its written opinion to the Board of Directors of Paramount, Lazard Freres reviewed certain information with the Board of Directors of Paramount relating to Paramount, Viacom, Blockbuster and QVC and the financial terms of the Amended Viacom Proposal, after giving effect to the proposed Blockbuster Merger (the "Viacom-Blockbuster Proposal"), the Amended Viacom Proposal, without giving effect to the proposed Blockbuster Merger (the "Viacom Alone Proposal") and the Amended QVC Proposal (the foregoing are sometimes individually referred to herein as a "Proposal" and collectively as the "Proposals").

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                                    SUMMARY

     . Lazard Freres described their recent contacts with QVC, Viacom and Blockbuster and their respective advisors and a chronology of events since the then most recent meeting of the Board of Directors of Paramount on January 21, 1994.

     . Lazard Freres reviewed the financial terms of the Proposals and noted that Viacom's agreements with Blockbuster (including the Blockbuster Merger Agreement and the Blockbuster Subscription Agreement) had remained unchanged.

     . Lazard Freres described the changes to the respective Proposals by QVC and Viacom from their then most recent previous bids. Lazard Freres noted that QVC had increased the cash portion of its bid by approximately $750 million, while reducing the value of securities offered in the proposed Fourth QVC Second-Step Merger by a substantially equivalent amount. With respect to the Amended Viacom Proposal, Lazard Freres observed that the cash portion of its offer had remained unchanged, but the value of the securities offered in the proposed Paramount Merger had been improved. Lazard Freres described in detail the changes to, and the terms of, the various securities offered by Viacom that produced this improvement.

     . Lazard Freres reviewed graphic representations that compared the Amended QVC Proposal, the Viacom Alone Proposal and the Viacom-Blockbuster Proposal with QVC's and Viacom's then most recent previous bids and showed the value of the respective bids at various per share prices for QVC Common Stock and Viacom Class B Common Stock. The comparison of the two QVC bids showed that at stock prices for QVC Common Stock below approximately $48 per share, the then current QVC bid was slightly higher than the then most recent previous bid by QVC, while at stock prices higher than approximately $48 per share, the then most recent previous bid by QVC had a slightly higher value. However, with respect to the Amended Viacom Proposal, at all stock prices for Viacom Class B Common Stock, the then current Viacom Alone Proposal and the Viacom-Blockbuster Proposal had higher values than the then most recent previous Viacom bid, and with respect to the analysis of the Viacom-Blockbuster Proposal only, the difference was even greater, given the different securities being offered by Viacom depending upon whether the Blockbuster Merger would be consummated.

     . Lazard Freres further noted that the three-way combination of Viacom-Blockbuster/Paramount would have the strongest credit ratios of the three possible combinations, while the credit ratios for the Viacom/Paramount combination would have the weakest, given Blockbuster's substantial cash flow and relatively low level of debt and the fact that Viacom would be acquiring Blockbuster for all stock.

     . Lazard Freres noted that QVC's financing package for the Amended QVC Proposal had been altered to provide for more cash and was less favorable from QVC's standpoint compared to the financing package for the then most recent previous QVC bid, while the Viacom financing package for the Amended Viacom Proposal had remained essentially unchanged compared to the financing package for the then most recent previous Viacom bid.

     . Lazard Freres also presented an overview of its valuation of the Amended QVC Proposal, the Viacom Alone Proposal and the Viacom-Blockbuster Proposal. Lazard Freres expressly noted that its views of value were provided within a framework of Bidding Procedures adopted by Paramount (and agreed to by the bidders) that allowed the holders of Paramount Common Stock to choose between the competing Proposals. Lazard Freres discussed with the Board of Directors of Paramount that, based on the closing market prices of QVC Common Stock and Viacom Class B Common Stock for February 3, 1994, and its valuation of the non-common securities that were offered in each of the bids (which was also based on those February 3, 1994 closing prices), the Amended QVC Proposal had a value (on a per share of Paramount Common Stock basis) that was higher than the Viacom-Blockbuster Proposal and
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the Viacom Alone Proposal by $5.21 and $3.40 per share, respectively. Lazard
Freres also noted that the total consideration offered in the Amended Viacom Proposal contained a greater percentage of cash and fixed income securities than the Amended QVC Proposal. As described in more detail below, Lazard Freres also analyzed the respective values of the Amended QVC Proposal, the Viacom Alone Proposal and the Viacom-Blockbuster Proposal at recent market prices for QVC Common Stock and Viacom Class B Common Stock (ranging from a one week average to a six month average prior to February 3, 1994).

     . Lazard Freres noted that by using various financial valuation methodologies (other than current and recent market values) to analyze the respective Proposals (as described in more detail below), (i) both the Amended QVC Proposal and the Amended Viacom Proposal had implied values that were lower than the values obtained by using current market value methodology to value the Proposals, and (ii) the Viacom Alone Proposal and the Viacom-Blockbuster Proposal each had a higher implied value by varying amounts than the Amended QVC Proposal (with the differences being greater for the Viacom-Blockbuster Proposal). Lazard Freres specifically noted that it believed that these financial valuation methodologies were useful but subject to various limitations, including: the absence of precise and reliable quantification of potential cost savings or revenue enhancement opportunities; the difficulty of deriving appropriate multiples for each combination; the unavailability of internal long-term projections for Paramount; and the difficulty of projecting financial results of any of the combinations, in each case, particularly in light of each bidder's strategic/merger partners.

     . Lazard Freres discussed with the Board of Directors of Paramount that the then current market prices of QVC Common Stock and Viacom Class B Common Stock may have reflected the market's perception of cost savings, revenue enhancement opportunities and the potential impact of the bidders' respective strategic/merger partners, but, reiterating what Lazard Freres had indicated previously to the Paramount Board, these current market prices may also have been influenced by the market's views as to which bidder would likely acquire Paramount, with Viacom having appeared to have been the leader on February 4, 1994, and, as Lazard Freres noted, this influence on these current market prices may have been even greater at that time given the fact that the Amended Viacom Proposal and the Amended QVC Proposal were presumably each bidder's "last and final bid."

     . Lazard Freres also reviewed its comparisons of the Amended QVC Proposal, the Viacom Alone Proposal and the Viacom-Blockbuster Proposal using both 1993 estimated EBITDA and 1994 estimated EBITDA for each of the companies on the basis of comparable company trading multiples, discounted cash flow analysis and weighted average unaffected multiples. As noted above, each of these financial valuation methodologies produced in varying degrees, in the cases of both 1993 and 1994 estimated EBITDA, higher implied total bid values for the Viacom Alone Proposal and the Viacom-Blockbuster Proposal in comparison to the Amended QVC Proposal. This difference was greater in the case of the Viacom-Blockbuster Proposal.

     . Lazard Freres noted that in connection with its comparable company trading analysis, if the various proposed combined companies were to trade at the same multiple of EBITDA, each of the Viacom Alone Proposal and the Viacom-Blockbuster Proposal would have implied bid values higher than the Amended QVC Proposal; however, if the QVC/Paramount combined company were to trade at a higher multiple than the Viacom/Paramount or Viacom-Blockbuster/Paramount combined companies, the implied value of the Amended QVC Proposal could equal or exceed the implied values of either the Viacom Alone Proposal or the Viacom-Blockbuster Proposal.

     . As reviewed below, Lazard Freres discussed with the Board of Directors of Paramount that although there were arguments to support (and refute) a higher multiple for either of the proposed QVC or Viacom combinations, Lazard Freres had no reason to conclude from a financial point of view that
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either of the proposed combinations should be assigned a higher multiple, and thus in most instances, Lazard Freres' analysis compared the Amended QVC Proposal, the Viacom Alone Proposal and the Viacom-Blockbuster Proposal at the same EBITDA multiples.

     . Lazard Freres also reviewed its various observations regarding the trading activity of QVC Common Stock and Viacom Class B Common Stock noting that, since September 13, 1993 (the date of the first public announcement of the Original Merger), QVC Common Stock had fallen 27% and Viacom Class B Common Stock had fallen 43%. In addition, Lazard Freres explained that it was likely that the stock price of the apparent leader for Paramount would drop and that of the apparent trailing bidder would rise, as the ultimate resolution of the bidding approached, and this phenomenon may have explained the then recent trading activity of QVC Common Stock and Viacom Class B Common Stock, with the price of QVC Common Stock rising, and the price of Viacom Class B Common Stock falling, amid various reports that the market favored Viacom's bid. Lazard Freres also noted that this phenomenon could affect the outcome of the shareholder vote of the Blockbuster stockholders on the proposed Blockbuster Merger. However, Lazard Freres commented that, rather than comparing the implied bid values on the basis of a "winning" and "losing" bid, the more relevant comparison would be to compare the implied bid values of each bid assuming that bid were the winning bid, and most importantly, Lazard Freres explained that given the bidding process, the holders of Paramount Common Stock would have the ability to choose between the Amended QVC Proposal and the Amended Viacom Proposal based on their own views of value.

     . Lazard Freres advised the Board of Directors of Paramount of the status of the proposed Blockbuster Merger, including noting that it had again confirmed with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Blockbuster's financial advisor, that Blockbuster had not received any expressions of interest from third parties and summarizing the anticipated timetable for the Blockbuster Merger provided to Lazard Freres by Viacom and Blockbuster.

     . In addition, Lazard Freres reviewed a graphic representation of the stock price performance of QVC Common Stock, Viacom Class B Common Stock, Blockbuster Common Stock and Paramount Common Stock during the period from September 13, 1993 through February 3, 1994 and the stock performance of QVC Common Stock and Viacom Class B Common Stock during the period from December 20, 1993 through February 3, 1994.

                    PRO FORMA FINANCIAL AND CREDIT ANALYSIS

     Lazard Freres reviewed its analysis of the pro forma financial statements for each of the proposed QVC/Paramount combination, proposed Viacom/Paramount combination and proposed Viacom-Blockbuster/Paramount combination using each company's estimated fiscal year 1993 data. Lazard Freres noted that pro forma 1993 EBITDA was estimated to be $756 million (12.2% margin) for the QVC/Paramount combination, $1,126 million (16.2% margin) for the Viacom/Paramount combination and $1,594 million (17.3% margin) for the Viacom-Blockbuster/Paramount combination, and due to large goodwill amortization, interest expense and preferred dividend charges, no combination would be expected to have a meaningful level of net earnings. As noted above, of the three possible combinations, Lazard Freres explained that the proposed Viacom-Blockbuster/Paramount combined company would produce the strongest credit ratios while the proposed Viacom/Paramount combined company would have the weakest. Lazard Freres explained that the Blockbuster Merger would significantly improve Viacom's credit ratios because Blockbuster has substantial cash flow and a relatively low level of debt, and Viacom would be acquiring Blockbuster in the Blockbuster Merger for all stock. Lazard Freres further commented that while there was no assurance that the Blockbuster Merger would be consummated, the parties involved had informed Lazard Freres that they expected the
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proposed Blockbuster Merger to close in April 1994. In addition, Lazard Freres noted that Viacom had attempted to reduce the credit risk by adding the exchange feature to the Viacom Merger Debentures. Finally, Lazard Freres noted that with respect to the potential obligation of Viacom as a result of the CVRs: the maximum obligation for Viacom could be as much as approximately $1.0 billion if the CVRs were not extinguished until the third anniversary of the Paramount Merger; under the terms of the CVRs, Viacom could delay the payment of its potential obligation for up to three years; and while Viacom could satisfy its obligation under the CVRs by issuing shares of Viacom Class B Common Stock, such an issuance would dilute the then existing shareholders and, hence, could put downward pressure on Viacom's stock price.

     Lazard Freres also reviewed the pro forma income statements and balance sheets for each of the three possible combinations and selected credit ratios for each of them.

     VALUATION ANALYSIS OF AMENDED VIACOM PROPOSAL AND AMENDED QVC PROPOSAL

     Lazard Freres reviewed various analyses with respect to the valuation of the Amended Viacom Proposal and the Amended QVC Proposal and expressly noted that Lazard Freres did not factor into its analysis any combination benefits such as cost savings or revenue enhancement and expressly cautioned that given the uncertainties involved in these valuation analyses, the volatility of the stock prices of QVC and Viacom, the dynamic market conditions and the possible changes in the complexion of any of the potential combinations, none of these valuation analyses should be viewed as a reliable predictor of stock prices.

  Current Market Analysis

     Lazard Freres first reviewed its current market analysis of the equity portion (and resulting implied total consideration) of each of the Amended QVC Proposal, the Viacom Alone Proposal and the Viacom-Blockbuster Proposal pursuant to which Lazard Freres calculated these values by applying the exchange ratio of each Proposal to the then current market prices of the securities being offered. Based on the closing price of QVC Common Stock and Viacom Class B Common Stock on February 3, 1994, Lazard Freres analysis showed that the implied value of the total consideration offered in (i) the Amended QVC Proposal was $86.71 per share of Paramount Common Stock, comprised of $52.10 of cash (60.1% of total), $3.76 of New QVC Merger Preferred Stock (4.3% of total), $2.55 of the ten-year warrants to purchase QVC Common Stock (2.9% of total) and $28.30 of QVC Common Stock (32.6% of total); (ii) the Viacom Alone Proposal was $81.49 per share of Paramount Common Stock, comprised of $53.61 of cash (65.8% of total), $6.01 of Series C Preferred Stock (7.4% of total), $1.41 of Viacom Three-Year Warrants (1.7% of total), $0.84 of Viacom Five-Year Warrants (1.0% of total), $3.84 of CVR (4.7% of total) and $15.79 of Viacom Class B Common Stock (19.4% of total); and (iii) the Viacom-Blockbuster Proposal was $83.31 per share of Paramount Common Stock, comprised of $53.61 of cash (64.3% of total), $8.41 of Viacom Merger Debentures (10.1% of total), $0.82 of Viacom Three-Year Warrants (1.0% of total), $0.82 of Viacom Five-Year Warrants (1.0% of total), $3.87 of CVR (4.6% of total) and $15.79 of Viacom Class B Common Stock (19.0% of total).

     Lazard Freres also reviewed the implied value of the total consideration offered in the Amended QVC Proposal, the Viacom Alone Proposal and the Viacom-Blockbuster Proposal based on the closing market price of QVC Common Stock and Viacom Class B Common Stock of February 1, 1994 (which was reflective of the market immediately prior to the public announcement of the Proposals):
$85.91 per share for the Amended QVC Proposal, $81.61 per share for the Viacom Alone Proposal and $83.35 per share for the Viacom-Blockbuster Proposal. The relative percentages of the components of each bid were essentially identical to the percentages for the February 3, 1994 market prices. Lazard Freres observed that, using the respective closing market prices of QVC Common Stock and Viacom Class B
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Common Stock on February 3, 1994, if the price of the Viacom Class B Common
Stock had remained unchanged, the price of QVC Common Stock would have to decline by 19% for the respective implied market values of the total consideration offered in the Amended QVC Proposal and the Viacom Alone Proposal to be equivalent and by 12% for the respective implied market values of the total consideration offered in the Amended QVC Proposal and the Viacom-Blockbuster Proposal to be equivalent, and, conversely, if the price of QVC Common Stock had remained unchanged, the price of Viacom Class B Common Stock would have to rise by 33% for the respective implied market values of the total consideration offered in the Amended QVC Proposal and the Viacom Alone Proposal to be equivalent and by 21% for the respective implied market values of the total consideration offered in the Amended QVC Proposal and the Viacom-Blockbuster Proposal to be equivalent.

  Recent Market Value Analysis

     Lazard Freres next reviewed with the Board of Directors of Paramount its recent market analysis of each Proposal by applying the exchange ratio of each Proposal to the average prices of QVC Common Stock and Viacom Class B Common Stock over various time periods from one week prior to February 4, 1994 up to six months prior to February 4, 1994. Lazard Freres noted that the implied value of the total consideration offered in the Amended QVC Proposal was higher than the value of the Viacom Alone Proposal during each period other than one, but lower than the Viacom-Blockbuster Proposal during each period other than with the one and two week averages and the six month average.

  Comparable Public Company Trading Analysis

     Lazard Freres also discussed with the Board of Directors of Paramount that it performed comparable public company trading multiple analysis of each of the Proposals in which Lazard Freres applied the multiples of comparable public companies to the estimated pro forma 1993 and 1994 EBITDA for each of the three possible combinations to arrive at an implied value of the total consideration offered in each Proposal. In connection with its analysis, Lazard Freres noted that each of the pro forma QVC/Paramount, Viacom/Paramount and Viacom-Blockbuster/Paramount combinations may be perceived in the market to be a "diversified entertainment and intellectual property company" rather than a "pure-play home shopping network company" (in the case of the pro forma QVC combination) or a "pure-play cable network/programming company" (in the case of either of the pro forma Viacom combinations). Lazard Freres further noted that while there were no public companies with precisely the same mix of businesses as the pro forma combined companies, perhaps the most relevant comparable companies were Time Warner Inc. ("Time Warner"), The Walt Disney Company ("Disney") and Turner Broadcasting Systems, Inc. ("Turner"), and when Lazard Freres applied the multiples for these companies to the estimated pro forma 1993 and 1994 EBITDA for each of three possible pro forma combinations, the implied bid values of the total consideration offered in the Amended QVC Proposal, the Viacom Alone Proposal and the Viacom-Blockbuster Proposal were below the then current market values of the Proposals (based on the closing prices of QVC Common Stock and Viacom Class B Common Stock on February 3, 1994). In addition, Lazard Freres commented to the Board of Directors of Paramount that the estimated 1993 and 1994 EBITDA multiples for Time Warner, Disney and Turner that were used in its analysis were based on estimates set forth in various research analyst reports.

     Lazard Freres' analysis showed that applying Time Warner's multiples of
11.2 times 1993 estimated EBITDA and 10.4 times 1994 estimated EBITDA to the pro forma estimated 1993 and 1994 EBITDA for each of the three possible combinations, the implied common equity prices for the pro forma combined QVC/Paramount company were $18.11 per share and $19.23 per share, respectively, and the implied values of the total consideration offered in the Amended QVC Proposal were $69.58 per share and $70.27 per share, respectively; the implied common equity (i.e., Viacom Class B Common
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Stock) prices for the pro forma combined Viacom/Paramount company were $14.05 per share and $16.28 per share, respectively, and the implied values of the total consideration offered in the Viacom Alone Proposal were $72.23 per share and $73.26 per share, respectively; and the implied common equity values for the pro forma combined Viacom-Blockbuster/Paramount company were $18.35 and $24.18 per share, respectively, and the implied values of the total consideration offered in the Viacom-Blockbuster Proposal were $76.04 per share and $78.75 per share, respectively. In addition, Lazard Freres reviewed its analysis that showed that by applying Disney's multiples of 13.3 times 1993 EBITDA and 12.2 times 1994 estimated EBITDA to the pro forma estimated 1993 and 1994 EBITDA for each of the three possible combinations, the implied common equity prices for the pro forma combined QVC/Paramount company were $27.04 per share and $27.67 per share, respectively, and the implied values of the total consideration offered in the Amended QVC Proposal were $75.09 per share and $75.48 per share, respectively; the implied common equity prices for the pro forma combined Viacom/Paramount company were $25.22 per share and $26.99 per share, respectively, and the implied values of the total consideration offered in the Viacom Alone Proposal were $77.41 per share and $78.24 per share, respectively; and the implied common equity prices for the pro forma combined Viacom-Blockbuster/Paramount company were $26.59 per share and $32.88 per share, respectively, and the implied values of the total consideration offered in the Viacom-Blockbuster Proposal were $79.87 per share and $82.79 per share. Finally, Lazard Freres discussed its analysis of Turner's multiples that revealed that by applying Turner's multiples of 14.8 times 1993 estimated EBITDA and 11.9 times 1994 estimated EBITDA to the pro forma estimated 1993 and 1994 EBITDA for each of the three possible combinations, the implied common equity prices for the pro forma combined QVC/Paramount company were $33.15 per share and $26.17 per share, respectively, and the implied values of the total consideration offered in the Amended QVC Proposal were $78.86 per share and $74.55 per share, respectively; the implied common equity price for the pro forma combined Viacom/Paramount company were $32.86 per share and $25.08 per share, respectively, and the implied values of the total consideration offered in the Viacom Alone Proposal were $80.96 per share and $77.35 per share, respectively, and the implied common equity prices for the pro forma combined Viacom-Blockbuster/Paramount company were $32.23 per share and $31.33 per share, respectively, and the implied values of the total consideration offered in the Viacom-Blockbuster Proposal were $82.49 per share and $82.07 per share, respectively.

     In connection with its comparable public company trading multiple analysis, Lazard Freres reviewed with the Board of Directors of Paramount various historical and projected financial information regarding Time Warner, Disney and Turner.

  Discounted Cash Flow ("DCF") Analysis

     Lazard Freres discussed with the Board of Directors of Paramount its DCF analysis of each of the Proposals. In connection with preparing its DCF analysis, Lazard Freres was provided with projections, on a stand-alone basis, for each of QVC (covering six years), Viacom (covering three years) and Blockbuster (covering four years). Lazard Freres noted that it had conducted due diligence reviews of each of QVC, Viacom and Blockbuster and found that these projections appeared to be based on reasonable assumptions, and thus Lazard Freres did not alter the operating assumptions in performing its DCF analysis. Lazard Freres explained that by using these projections, it generated a hypothetical, debt-free "long-term investment value" of each of the companies and these values were based on assumed discount rates ranging between 9% and 12% and assumed terminal value multiples ranging between 10 times and 16 times EBITDA for the final projected year of each of QVC and Viacom and assumed terminal value multiples ranging between 8 times and 14 times EBITDA for the final projected year of Blockbuster. In preparing its DCF analysis, Lazard Freres used the third projected year for each company as the final projected year. Since Paramount did not prepare projections beyond the then
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current fiscal year, Lazard Freres noted that it added the "unaffected" market capitalization of Paramount (i.e., the aggregate unaffected equity market value, plus the aggregate outstanding debt, less cash) to these discounted cash flow values for each of the three companies in order to derive an implied pro forma combined asset value for each of the three possible combinations. In order to derive an implied value for the total consideration offered in each of the Proposals, Lazard Freres explained that it used these implied pro forma combined asset values to determine the hypothetical pro forma combined equity values of each of the proposed combinations. Lazard Freres reviewed the results of its DCF analysis which showed that with a terminal value multiple of 12 times EBITDA (except in the case of Blockbuster, in which 10 times EBITDA was used) and a discount rate of 11%, the Amended QVC Proposal had an implied value of $73.68 per share, the Viacom Alone Proposal had an implied value of $76.66 per share and the Viacom-Blockbuster Proposal had an implied value of $81.84 per share and that with a terminal value multiple of 14 times EBITDA (except in the case of Blockbuster, in which 12 times EBITDA was used) and a discount rate of 10%, the Amended QVC Proposal had an implied value of $75.52 per share, the Viacom Alone Proposal had an implied value of $79.84 per share and the Viacom-Blockbuster Proposal had an implied value of $85.45 per share.

  Weighted Average Multiple Analysis

     Finally, Lazard Freres presented its weighted average multiple analysis of the Proposals. Lazard Freres explained that this analysis produced an implied valuation of the total consideration offered in each Proposal by first adding the "unaffected" EBITDA multiples of each bidder, including Blockbuster in the proposed three-way combination (i.e., the EBITDA multiple one month prior to the first public announcement of the proposed Paramount transactions for each company), to that of Paramount to arrive at a weighted average multiple for each pro forma combined company, and by then applying that multiple to the estimated pro forma 1993 EBITDA for each of the three proposed combined companies. With Paramount's multiple of 11.9 times estimated EBITDA, Lazard Freres noted that the combined weighted average multiple for the proposed QVC/Paramount combined company was 13.2 times estimated 1993 EBITDA, for the proposed Viacom/Paramount combined company was 14.6 times estimated 1993 EBITDA and for the proposed Viacom-Blockbuster/Paramount combined company was 14.5 times estimated 1993 EBITDA. Lazard Freres indicated that the QVC/Paramount combined multiple was lower because Paramount's EBITDA (which on an unaffected basis commanded a lower multiple) accounts for a greater proportion (about three-quarters) of the total than in the Viacom/Paramount combined company (about half) or in the Viacom-Blockbuster/Paramount combined company (about one-third). Lazard Freres explained to the Board of Directors of Paramount that the actual stock prices and trading multiples for any of the proposed combined companies may reflect the market's perception of such factors as cost savings opportunities, revenue growth opportunities, the impact of a change in management, difference in the leverage of each combination and the loss of "pure play" investment opportunity, and these possible factors were not taken into account in its analysis. Lazard Freres further noted that weighted average multiple analysis was a useful tool for further analysis because it generates pro forma stock values for each of the possible combined companies based upon pre-transaction trading multiples; however, Lazard Freres pointed out that neither the QVC Common Stock nor the Viacom Class B Common Stock had been trading at the price implied by the weighted average multiple analysis, and, in fact, both stocks were, and had been, above these theoretical levels since the proposed transactions were publicly announced. Lazard Freres presented to the Board of Directors of Paramount the results of its weighted average multiple analysis that showed that the implied value of the consideration offered for (i) the Amended QVC Proposal was $74.51 per share (with a weighted average EBITDA multiple of 13.2 times),
(ii) the Viacom Alone Proposal was $79.36 per share (with a weighted average EBITDA multiple of 14.6 times), and (iii) the Viacom-Blockbuster proposal was $81.44 per share (with a weighted average EBITDA multiple of 14.5 times).

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                           TRADING MULTIPLE ANALYSIS

     Lazard Freres also discussed with the Board of Directors of Paramount that its analysis indicated that if each of the three proposed combined companies traded at the same multiple of EBITDA, the total implied value of the consideration offered in either the Viacom Alone Proposal or the Viacom-Blockbuster Proposal would be in excess of the total implied value of the consideration offered in the Amended QVC Proposal; however, if the proposed QVC/Paramount combined company were to trade at a higher multiple, the total implied value of the consideration offered in the Amended QVC Proposal would have equaled or exceeded the total implied value of the consideration offered in either the Viacom Alone Proposal or the Viacom-Blockbuster Proposal. Lazard Freres reviewed various arguments that would have supported a higher multiple for one Proposal over another Proposal, but concluded that its analysis did not provide a reasonable basis to conclude from a financial point of view whether any of the three proposed combined companies would in fact trade at a higher multiple than any of the others.

     In the course of its presentation at the meeting of the Board of Directors of Paramount on February 4, 1994, Lazard Freres referred to summary materials prepared by Lazard Freres that covered various items that Lazard Freres had reviewed with the Paramount Board at earlier meetings at which prior bids by QVC and Viacom were discussed. These items included a detailed overview of the proposed Blockbuster Merger (including a description of the VCRs), the terms and conditions of Blockbuster's commitment to purchase $1.25 billion of Viacom Class B Common Stock pursuant to the Blockbuster Subscription Agreement, and the "make-whole" rights offered by Viacom to Blockbuster under the Blockbuster Subscription Agreement. In addition, Lazard Freres reviewed the pro forma ownership profile of the surviving companies for each of three proposed combined companies under the Proposals.

     These summary materials prepared by Lazard Freres also presented an overview of Blockbuster's business (including a summary of Blockbuster's operations by business segment), a financial summary, a comparative analysis of Blockbuster's multiples to comparable companies, a discussion of the risk of obsolescence of Blockbuster's core video rental business and a stock ownership profile of Blockbuster.

     Lazard Freres had also summarized terms and conditions of the sources of bank and strategic investor equity financing for each of the Amended QVC Proposal and the Amended Viacom Proposal. Moreover, these materials included a graphic representation of the stock price performance of QVC Common Stock, Viacom Class B Common Stock, Paramount Common Stock and Blockbuster Common Stock, as well as the S&P 400 Index over approximately 18-month and five-year time periods and an analysis using 1993 estimated EBITDA for each of Paramount, QVC, Blockbuster and Viacom that set forth the contribution that each company would provide to total pro forma 1993 estimated EBITDA for each of the three combined companies. This analysis showed that Paramount's business would contribute approximately 75% of the EBITDA in a merger with QVC, whereas the contribution by Viacom in the pro forma Viacom/Paramount combined company would be approximately 50% and the contributions by each of Viacom and Blockbuster would be approximately one-third in the pro forma Viacom-Blockbuster/Paramount combined company. Lazard Freres also summarized each bidder's views regarding the potential benefits that could be achieved by combining Paramount with each of them and the views of Paramount's management regarding these possible combination benefits. Finally, Lazard Freres described the results of various sensitivity analyses that it performed on the implied value of the total consideration offered in each of the Proposals that revealed that the implied values of each of the Proposals were sensitive to changes in assumed EBITDA or the assumed multiple at which the assumed EBITDA is capitalized.

     At the request of Mr. Donald Oresman of Paramount on February 14, 1994, Lazard Freres delivered a letter, dated February 14, 1994 (the "February 14, 1994 Letter"), to Mr. Oresman advising him that, as of February 14, 1994, Lazard Freres reaffirmed its written opinion addressed to the Paramount Board, dated February 4, 1994.

     THE OPINION OF LAZARD FRERES DATED FEBRUARY 4, 1994 (AND ANNEXED HERETO) SHOULD BE READ IN ITS ENTIRETY. THE SUMMARY OF THE FINANCIAL AND COMPARATIVE ANALYSES SET FORTH ABOVE CONTAINS INFORMATION WITH RESPECT TO ALL MATERIAL ANALYSES EMPLOYED BY LAZARD FRERES IN REACHING ITS OPINION ON FEBRUARY 4, 1994 AND ITS CONCLUSION IN THE FEBRUARY 14, 1994 LETTER BUT DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF THE PRESENTATION OF LAZARD FRERES TO THE BOARD OF DIRECTORS OF PARAMOUNT ON FEBRUARY 4, 1994 OR THE ANALYSES CONDUCTED BY LAZARD FRERES. LAZARD FRERES BELIEVES THAT ITS ANALYSES MUST BE CONSIDERED AS A WHOLE AND THAT SELECTING PORTIONS OF ITS ANALYSES AND THE FACTORS CONSIDERED BY IT, WITHOUT CONSIDERING ALL FACTORS AND ANALYSES, COULD CREATE AN INCOMPLETE AND/OR MISLEADING VIEW OF THE PROCESS UNDERLYING ITS OPINION. THE PREPARATION OF AN OPINION IS A COMPLEX PROCESS AND IS NOT NECESSARILY SUSCEPTIBLE TO PARTIAL ANALYSIS OR SUMMARY DESCRIPTION. IN PERFORMING ITS ANALYSES, LAZARD FRERES MADE NUMEROUS ASSUMPTIONS WITH RESPECT TO INDUSTRY PERFORMANCE, GENERAL BUSINESS AND ECONOMIC CONDITIONS AND OTHER MATTERS, MANY OF WHICH ARE BEYOND THE CONTROL OF PARAMOUNT, VIACOM, QVC OR BLOCKBUSTER. ANY ESTIMATE CONTAINED IN THE ANALYSES PERFORMED BY LAZARD FRERES IS NOT NECESSARILY INDICATIVE OF ACTUAL VALUES OR ACTUAL FUTURE RESULTS, WHICH MAY BE SIGNIFICANTLY MORE OR LESS FAVORABLE THAN AS SET FORTH THEREIN. ANALYSES RELATING TO THE VALUE OF ANY BUSINESS DO NOT PURPORT TO BE APPRAISALS OR TO REFLECT THE PRICES AT WHICH ANY SUCH BUSINESS MAY ACTUALLY BE SOLD. BECAUSE SUCH ESTIMATES ARE INHERENTLY SUBJECT TO UNCERTAINTY, NONE OF PARAMOUNT, LAZARD FRERES OR ANY OTHER PERSON ASSUMES RESPONSIBILITY FOR THEIR ACCURACY.

     Lazard Freres is a nationally recognized investment banking firm and is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, leveraged buyouts, and valuations for estate, corporate and other purposes. Lazard Freres was selected to act as financial advisor to the Board of Directors of Paramount because of its expertise and its reputation in investment banking and mergers and acquisitions.

     Pursuant to an engagement letter, dated September 12, 1993, with Lazard Freres (the "Lazard Engagement Letter"), Paramount paid Lazard Freres for its financial advisory services in connection with the Offer and the Paramount Merger (i) a fee of $3.0 million upon execution of the Viacom Merger Agreement on September 12, 1993, and (ii) an additional fee of $9.5 million upon consummation of the Offer. In addition, the Lazard Engagement Letter provides that Paramount will reimburse Lazard Freres for its reasonable out-of-pocket expenses (including fees and expenses of its legal counsel) and will indemnify Lazard Freres and certain related parties against certain liabilities arising out of the Offer and the Paramount Merger and its engagement.

     Lazard Freres has from time to time in the past provided, and is currently providing, in matters unrelated to Paramount, financial advisory or financing services to one or more of the respective equity investors in Viacom and QVC, or persons engaged in pending transactions with one or more of such investors and has received, or expects to receive, fees for the rendering of such services. From 1985 to March 1994, Lester Pollack, a General Partner of Lazard Freres served as a director of Paramount. As of March 28, 1994, Lazard Freres and its affiliates held 6,990 shares of Paramount Common Stock (including 965 shares of Paramount Common Stock held by Mr. Pollack), 1,450 shares of Viacom Class A Common Stock, 9,260 shares of Viacom Class B Common Stock and 120 shares of Blockbuster Common Stock in customer trading and other accounts. In the ordinary course of its business, Lazard Freres and its affiliates may also actively trade in securities of Paramount, Viacom or Blockbuster for its own account and for the account of its customers and, accordingly, may at any time hold a long or short position in such securities.

INTERESTS OF CERTAIN PERSONS IN THE PARAMOUNT MERGER

     On May 25, 1993, Viacom established a Stock Option Plan (the "Plan") for Outside Directors (defined below). Pursuant to the Plan, members of the Viacom Board of Directors who are not officers or employees of Viacom or NAI or members of their immediate family ("Outside Directors") (as of May 25, 1993, George Abrams, Ken Miller and William Schwartz) received a one-time grant of stock options for 5,000 shares of Viacom Class B Common Stock with an exercise price of $45.25, the closing price of the Viacom Class B Common Stock on the AMEX on the date of grant. In addition, under the terms of the Plan, each new Outside Director, including Outside Directors of the combined company, receive a one-time grant of stock options for 5,000 shares of Viacom Class B Common Stock with an exercise price equal to the closing price of the Viacom Class B Common Stock on the AMEX on the date of such Outside Director's election or appointment to the Board. Each grant of stock options under this Plan will vest on the first anniversary of the date of grant. H. Wayne Huizenga (who holds such options for the benefit of Blockbuster), William C. Ferguson (who holds such options for the benefit of NYNEX) and Frederic V. Salerno (who holds such options for the benefit of NYNEX) each received a one-time grant of stock options for 5,000 shares of Viacom Class B Common Stock with an exercise price set at the closing price of the Viacom Class B Common Stock on the date of the grant as set out below. The Plan and all outstanding grants are subject to stockholder approval at the next annual stockholder meeting of Viacom or the combined company.

     NAME                                                                       DATE OF GRANT       EXERCISE PRICE
- -------------------------------------------------------------------------  -----------------------  --------------
H. Wayne Huizenga,
  for the benefit of Blockbuster.........................................  October 22, 1993           $    53.25
William C. Ferguson,
  for the benefit of NYNEX...............................................  November 19, 1993          $    42.50
Frederic V. Salerno,
  for the benefit of NYNEX...............................................  January 27, 1994           $    36.75

PARAMOUNT VOTING AGREEMENT

     The following is a summary of the material provisions of the Paramount Voting Agreement, which is attached as Annex II to this Proxy
Statement/Prospectus and is incorporated herein by reference. The following summary does not purport to be complete and is qualified in its entirety by reference to the Paramount Voting Agreement.

     Pursuant to the Paramount Voting Agreement, NAI agreed to vote the shares of Viacom Class A Common Stock held by it (a) in favor of the Paramount Merger, the Paramount Merger Agreement and the transactions contemplated by the Paramount Merger Agreement and (b) against any proposal for any recapitalization, merger, sale of assets or other business combination involving Viacom (other than the Paramount Merger) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Viacom under the Paramount Merger Agreement or which could result in any of the conditions to Viacom's obligations under the Paramount Merger Agreement not being fulfilled.


     As of the date of this Proxy Statement/Prospectus, NAI owns 45,547,214 shares of Viacom Class A Common Stock, representing approximately 85% of the outstanding voting shares of capital stock of Viacom.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary, based upon current law, is a general discussion of certain Federal income tax consequences of the Paramount Merger to Viacom, Paramount and Paramount stockholders assuming the Paramount Merger is consummated as contemplated herein. This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury regulations thereunder and administrative rulings and judicial authority as of the date hereof, all of which are subject to change, possibly with retroactive effect. Any such change could affect the continuing validity of this summary. This summary applies to Paramount stockholders who hold their shares of Paramount Common Stock as capital assets. This summary does not discuss all aspects of income taxation that may be relevant to a particular Paramount stockholder in light of such stockholder's specific circumstances or to certain types of stockholders subject to special treatment under the Federal income tax laws (for example, foreign persons, dealers in securities, banks and other financial institutions, insurance companies, tax-exempt organizations and stockholders who acquired shares of Paramount Common Stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan), and it does not discuss any aspect of state, local, foreign or other tax laws. Because of the unique nature of certain instruments to be received by Paramount stockholders in the Paramount Merger, the Internal Revenue Service may take the position that the Federal income tax consequences of holding such instruments are different from those described below. No ruling has been (or will be) sought from the Internal Revenue Service as to the anticipated tax consequences of the Paramount Merger. Simpson Thacher & Bartlett, counsel to Paramount, has advised Paramount and Shearman & Sterling, counsel to Viacom, has advised Viacom that, in their opinions, the following discussion, insofar as it relates to matters of Federal income tax law, is a fair and accurate summary of such matters. PARAMOUNT STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF THE PARAMOUNT MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

     The Paramount Merger. Exchanges of Paramount Common Stock pursuant to the Paramount Merger will be taxable transactions for Federal income tax purposes. A Paramount stockholder who exchanges Paramount Common Stock for Viacom Class B Common Stock, Viacom Merger Debentures, CVRs, Viacom Three-Year Warrants and Viacom Five-Year Warrants in the Paramount Merger will recognize capital gain or loss for Federal income tax purposes equal to the difference between such stockholder's basis in the Paramount Common Stock so exchanged and the fair market value on the date of the Paramount Merger of the Viacom Class B Common Stock, the Viacom Merger Debentures, the CVRs, the Viacom Three-Year Warrants and the Viacom Five-Year Warrants received. Such gain or loss will be long-term gain or loss if, at the time of the Paramount Merger, the Paramount Common Stock exchanged had been held for more than one year. Under current law, long-term capital gains of individuals are, under certain circumstances, taxed at lower rates than items of ordinary income (including short-term capital gains).

     Such Paramount stockholder will have a tax basis in the Viacom Class B Common Stock, the Viacom Merger Debentures, the CVRs, the Viacom Three-Year Warrants and the Viacom Five-Year Warrants received equal to their respective fair market values on the date of the Paramount Merger. The holding period of such stockholder in the Viacom Merger Debentures will begin on the day following the date of the Paramount Merger. The holding period of such stockholder for long-term capital gains purposes in the Viacom Class B Common Stock, the CVRs, the Viacom Three-Year Warrants and the Viacom Five-Year Warrants received could depend, in part, on the characterization of the CVRs for Federal income tax purposes, as discussed below under "Ownership of CVRs--Straddle Rules."

     Neither Paramount nor Viacom will recognize any gain or loss as a result of the Paramount Merger.

     Backup Withholding. To prevent "backup withholding" of Federal income tax on payments of cash in lieu of a fractional share of Viacom Class B Common Stock, a fractional Viacom Merger Debenture, a fractional CVR, a fractional Viacom Three-Year Warrant, and a fractional Viacom Five-Year Warrant to a Paramount stockholder in the Paramount Merger, a Paramount stockholder must, unless an exception applies under the applicable law and regulations, provide the payor of such cash with such stockholder's correct taxpayer identification number ("TIN") on a Substitute Form W-9 and certify under penalties of perjury that such number is correct and that such stockholder is not subject to backup withholding. A Substitute Form W-9 will be provided to each Paramount stockholder in the letter of transmittal to be mailed to each stockholder after the Paramount Effective Time. If the correct TIN and certifications are not provided, a $50 penalty may be imposed on a Paramount stockholder by the Internal Revenue Service, and cash received by such stockholder in the Paramount Merger may be subject to backup withholding at a rate of 31%.

     Tax Considerations Regarding the Ownership of Viacom Merger Debentures, Series C Preferred Stock, Viacom Exchange Debentures, the CVRs, the Viacom Three-Year Warrants and the Viacom Five-Year Warrants. The following is a discussion of certain Federal income tax considerations regarding the ownership of the Viacom Merger Debentures, the Series C Preferred Stock, the Viacom Exchange Debentures, the CVRs, the Viacom Three-Year Warrants and the Viacom Five-Year Warrants.

     (a) Ownership of Viacom Merger Debentures. Although the proper characterization of the Viacom Merger Debentures for Federal income tax purposes is not free from doubt, Viacom intends to treat the Viacom Merger Debentures as debt instruments for such purposes, and the following discussion assumes that the Viacom Merger Debentures will be so treated. If the Viacom Merger Debentures were treated as equity for Federal income tax purposes, then the discussion of Federal income tax considerations under "Ownership of Series C Preferred Stock" generally would apply to the Viacom Merger Debentures.

     A holder of a Viacom Merger Debenture will be required to report as income for Federal income tax purposes stated interest earned on the Viacom Merger Debenture in accordance with the holder's method of tax accounting. A holder of a Viacom Merger Debenture using the accrual method of accounting for tax purposes is required to include stated interest in ordinary income as such interest accrues, while a cash-basis holder must include stated interest in income when payments are received (or made available for receipt) by such holder.

     If at the time the Viacom Merger Debentures are issued the issue price of the Viacom Merger Debentures (i.e., the fair market value of the Viacom Merger Debentures as of the issue date) is less than the "stated redemption price at maturity" of the Viacom Merger Debentures, the Viacom Merger Debentures will bear "original issue discount" equal to the amount of such difference, subject to a de minimis exception. If the Viacom Merger Debentures bear "original issue discount," such discount will be includible in the income of the holder on a "yield to maturity" basis pursuant to section 1272 of the Code. Thus, the holder will be required to report income in advance of the receipt of cash in respect of such "original issue discount."

     If at the time the Viacom Merger Debentures are issued or subsequently acquired the holder's basis in the Viacom Merger Debentures exceeds the amount payable at maturity with respect to such Viacom Merger Debentures, such difference may be deducted as interest, on an economic accrual basis, over the term of the Viacom Merger Debentures by the holder of such Viacom Merger Debentures, at such holder's election, pursuant to section 171 of the Code. In addition, a holder of a Viacom Merger Debenture who pays an "acquisition premium" for a Viacom Merger Debenture bearing original issue discount will be entitled to a reduction in the amount of original issue discount includible in such holder's income. Furthermore, the Code provides generally that, in the case of a holder of a Viacom Merger Debenture who purchases such Viacom Merger Debenture at a "market discount" and thereafter recognizes a gain upon a disposition of such Viacom Merger Debenture, the lesser of such gain or the portion of the market discount which accrued while the Viacom Merger Debenture was held by the holder will generally be treated as interest income at the time of disposition. In addition, a holder of a Viacom Merger Debenture acquired at a market discount may be required to defer the deduction of a portion of the interest paid or accrued on indebtedness incurred to purchase or carry the Viacom Merger Debenture until it is disposed of in a taxable transaction.

     If the Viacom Merger Debentures are exchanged for Series C Preferred Stock, such exchange will not be a taxable transaction. Such holder will have an aggregate tax basis in the Series C Preferred Stock received in the exchange equal to the aggregate basis in the Viacom Merger Debentures exchanged therefor. The holding period of such holder in the Series C Preferred Stock received will include the holding period of such holder in the Viacom Merger Debentures exchanged therefor.

     (b) Ownership of Series C Preferred Stock. Distributions paid on Series C Preferred Stock will, to the extent of Viacom's current and accumulated earnings and profits, be taxed as dividends. If the amount of a distribution on the Series C Preferred Stock exceeds the current and accumulated earnings and profits of Viacom, such excess first will be applied to reduce a holder's tax basis in such holder's Series C Preferred Stock to the extent thereof. The amount of such distribution in excess of such holder's tax basis will be treated as gain from the sale or exchange of the Series C Preferred Stock.


     In addition, generally under section 305 of the Code and the Treasury regulations promulgated thereunder, if the redemption price of a preferred stock exceeds its issue price (i.e., its fair market value on the date of issuance) and such excess constitutes an unreasonable redemption premium, then such excess would be considered a constructive distribution taxable as a dividend (to the extent of current and accumulated earnings and profits) included in income over the period during which such preferred stock cannot be redeemed. Accordingly, if the Series C Preferred Stock were deemed to be issued with an unreasonable redemption premium, a holder of Series C Preferred Stock would realize taxable income without the receipt of cash over the period during which the Series C Preferred Stock cannot be called for redemption.



     A corporate holder of Series C Preferred Stock generally will be entitled to the 70% corporate dividends-received deduction with respect to taxable dividends paid on such stock, provided that such corporate holder has met the requirements imposed by section 246 of the Code regarding the holding period for the Series C Preferred Stock (see the discussion regarding the possible impact of the ownership of CVRs on this requirement under "Ownership of CVRs--Corporate Dividends-Received Deduction"), is not affected by the limit on aggregate deductions under that section and is not subject to the limitation imposed by section 246A of the Code with respect to debt-financed portfolio stock, all of which conditions depend upon the particular holder's own circumstances. If a corporate holder of Series C Preferred Stock is required to include in income constructive dividends under section 305 of the Code (as described above), it is possible that such dividends, together with any cash dividends, would qualify as "extraordinary dividends" within the meaning of section 1059 of the Code. Moreover, it should be noted that, under section 1059 of the Code, a corporate holder of Series C Preferred Stock may be required to reduce its basis in such stock if it receives an "extraordinary dividend" with respect to such stock.


     Under the terms of the Series C Preferred Stock, Viacom may, at its option beginning on the third anniversary of the Paramount Effective Time, issue Viacom Exchange Debentures in exchange for all or part of the Series C Preferred Stock. Also, unless previously exchanged, Viacom may redeem all or part of the Series C Preferred Stock at any time after the fifth anniversary of the Paramount Effective Time. Such an exchange for Viacom Exchange Debentures or redemption of the Series C Preferred Stock will constitute a taxable transaction.

     Whether any such exchange or redemption of Series C Preferred Stock will be taxable to holders as a capital gain or loss or be treated as a dividend distribution to the extent of current and accumulated earnings and profits will be determined by applying the tests of section 302 of the Code to a holder's particular circumstances. Capital gain or loss treatment will apply if the exchange or redemption completely terminates the holder's actual and constructive stock interest in Viacom or if the exchange or redemption is not essentially equivalent to a dividend with respect to such holder. A holder whose relative actual and constructive stock interest is minimal and who exercises no control over corporate affairs generally will be entitled to capital gain or loss treatment if an exchange or redemption results in a reduction in such holder's actual and constructive stock interest. Corporate holders of Series C Preferred Stock should note that, if the exchange or redemption is not pro rata as to all holders and is taxable as a dividend, such dividend will be an "extraordinary dividend" for purposes of section 1059 of the Code (see the second immediately preceding paragraph).

     (c) Ownership of Viacom Exchange Debentures. A holder of a Viacom Exchange Debenture will be required to report as income for Federal income tax purposes stated interest earned on the Viacom Exchange Debenture in accordance with the holder's method of tax accounting. A holder of a Viacom Exchange Debenture using the accrual method of accounting for tax purposes is required to include stated interest in ordinary income as such interest accrues, while a cash-basis holder must include stated interest in income when payments are received (or made available for receipt) by such holder.

     If at the time the Series C Preferred Stock is exchanged for Viacom Exchange Debentures the issue price of the Viacom Exchange Debentures (i.e., the fair market value of the Viacom Exchange Debentures if they are publicly traded upon their issuance, or otherwise of the Series C Preferred Stock, as of the issue date) is less than the "stated redemption price at maturity" of the Viacom Exchange Debentures, the Viacom Exchange Debentures will bear "original issue discount" equal to the amount of such difference, subject to a de minimis exception. If the Viacom Exchange Debentures bear "original issue discount," such discount will be includible in the income of the holder on a "yield to maturity" basis pursuant to section 1272 of the Code. Thus, the holder will be required to report income in advance of the receipt of cash in respect of such "original issue discount."

     If at the time the Viacom Exchange Debentures are issued or subsequently acquired the holder's basis in the Viacom Exchange Debentures exceeds the amount payable at maturity with respect to such Viacom Exchange Debentures, such difference may be deducted as interest, on an economic accrual basis, over the term of the Viacom Exchange Debentures by the holder of such Viacom Exchange Debentures, at such holder's election, pursuant to section 171 of the Code. In addition, a holder of a Viacom Exchange Debenture who pays an "acquisition premium" for a Viacom Exchange Debenture bearing original issue discount will be entitled to a reduction in the amount of original issue discount includible in such holder's income. Furthermore, the Code provides generally that, in the case of a holder of a Viacom Exchange Debenture who purchases such Viacom Exchange Debenture at a "market discount" and thereafter recognizes a gain upon a disposition of such Viacom Debenture, the lesser of such gain or the portion of the market discount which accrued while the Viacom Exchange Debenture was held by the holder will generally be treated as interest income at the time of disposition. In addition, a holder of a Viacom Exchange Debenture acquired at a market discount may be required to defer the deduction of a portion of the interest paid or accrued on indebtedness incurred to purchase or carry the Viacom Exchange Debenture until it is disposed of in a taxable transaction.

     (d) Ownership of the CVRs. The Federal income tax consequences resulting from the maturity, lapse, or disposition of the CVRs received by a Paramount stockholder in the Paramount Merger (an "Initial CVR Holder") will depend upon how the CVRs are characterized for Federal income tax purposes. Although no court has addressed the proper characterization of the CVRs for Federal income tax purposes, the Internal Revenue Service has taken the position that rights which were in many respects similar to the CVRs should be treated as cash settlement put options for Federal income tax purposes. It also is possible that the CVRs might be treated as debt instruments for Federal income tax purposes. The following discussion examines the Federal income tax consequences if the CVRs were treated as cash settlement put options or as debt instruments. It should be noted, however, that the CVRs might be treated in some other manner, and that subsequent legislation, regulations, court decisions and revenue rulings could affect the Federal income tax treatment of the CVRs.

     Treatment of the CVRs as Cash Settlement Put Options. If the CVRs were treated as cash settlement put options, an Initial CVR Holder would realize capital gain or loss upon the lapse, payment at maturity or sale or exchange of such holder's CVRs in an amount equal to the difference between the amount realized, if any, and such holder's tax basis for CVRs. Upon payment at maturity, the amount realized would be the cash or the fair market value of the Viacom securities received in satisfaction of the CVRs. However, some or all of any loss so realized might be deferred, or an Initial CVR Holder's holding period might be adjusted, under the straddle rules described below.

     Straddle Rules. Section 1092 of the Code provides special rules concerning the recognition of losses and the determination of holding periods with respect to positions that are part of a "straddle." The term "straddle" means offsetting positions with respect to personal property. The term "position" means an interest (including an option) in personal property. For this purpose, "personal property" includes stock only if such stock is part of a straddle where one of the offsetting positions is either an option with respect to such stock or substantially identical stock or securities or, under regulations which have been proposed but have not yet been finalized, a position with respect to substantially similar or related property (other than stock) (for example, a debt instrument). Positions are treated as "offsetting" where the risk of loss from holding one position is substantially diminished by reason of holding another position.

     It is possible that the holding of CVRs and the Viacom Class A Common Stock, the Viacom Class B Common Stock or another security of Viacom (e.g., the Viacom Three-Year Warrants, the Viacom Five-Year Warrants or another class of Viacom security) by an Initial CVR Holder (regardless of whether the holder acquired any such shares of Viacom Common Stock or other security of Viacom in the Paramount Merger or otherwise) would be a straddle if the CVRs were treated as cash settlement put options. It should be noted that the Code directs the Secretary of the Treasury to issue regulations prescribing the method for determining the portion of a position that is subject to the straddle rules when the size of the position exceeds the size of the offsetting position. No such regulations have been issued to date.

     If holding the CVRs and Viacom Common Stock or another security of Viacom were treated as a straddle, then any loss realized in a taxable year by an Initial CVR Holder upon a sale or other disposition (including retirement) of either the CVRs or Viacom Common Stock or another security of Viacom would be recognized only to the extent it exceeds the unrecognized gain (as of the end of such year) with respect to the retained position. The unrecognized portion of such loss would be deferred and would be treated as a loss incurred in a later taxable year, the recognition of which would continue to be subject to the straddle rules.

     In addition, if the CVRs and Viacom Common Stock or another security of Viacom were treated as a straddle, special rules would apply to determine whether capital gain or loss upon the disposition of such stock or security and the CVRs would be treated as long term or short term. If an Initial CVR Holder would not have a long-term holding period (i.e., a holding period of more than one year) for Viacom Common Stock or another security of Viacom when such holder receives a CVR that is part of a straddle including such stock or security, then such holder's holding period for any such stock or security before the acquisition of the CVR would be disregarded, and instead his holding period for any such stock or security and the CVR would begin only upon the disposition, if any, of the other. As a result of this rule, any capital gain or loss recognized upon the disposition of any such share or the disposition of the CVR, whichever occurred first, would be short term, and any capital gain or loss recognized upon the disposition of the second position would be long term or short term, depending on whether a long-term holding period would have been acquired commencing with the disposition of the first position.

     If an Initial CVR Holder were treated as having held Viacom Common Stock or another security of Viacom for more than one year when such holder receives a CVR that is part of a straddle including such stock or security, then such holder would retain the long-term holding period for such stock or security. Thus, any capital gain or loss recognized by the Initial CVR Holder on the disposition of such stock or security would be long term. The Initial CVR Holder's holding period for the CVR for purposes of determining the term of any capital gain will begin only when (if ever) such holder disposes of such stock or security. However, any capital loss recognized by the Initial CVR Holder upon maturity, or upon an earlier termination or disposition of the CVR, would be treated as long term, regardless of the holder's holding period for the CVR.

     Section 263(g) of the Code disallows a deduction for interest and carrying charges allocable to a position that is a part of a straddle and requires such amounts to be added to the tax basis of such position.

     Treatment of the CVRs as Debt Instruments. The following discussion of the treatment of the CVRs as debt instruments is based principally on sections 1271 through 1275 of the Code and certain proposed Treasury regulations regarding contingent-payment obligations (the "Proposed Regulations") under the original issue discount provisions of the Code. The application of these Code provisions and the Proposed Regulations to the CVRs cannot be predicted with certainty without further guidance from the Internal Revenue Service, because they do not specifically contemplate a debt instrument as to which all of the payments are contingent, such as the CVRs would be if they were treated as debt. Further, there can be no assurance that the ultimate Federal income tax treatment under final Treasury regulations would not differ materially from the discussion below. For example, the Internal Revenue Service issued revised proposed Treasury regulations in January 1993, which were withdrawn shortly thereafter, that would have provided for different Federal income tax treatment of the CVRs as debt instruments from that discussed below.

     If the CVRs are treated as debt obligations, no interest income (including in the form of original issue discount) should accrue to an Initial CVR Holder prior to maturity. At maturity, the amount of cash or the portion of the fair market value of the Viacom security, if any, received by an Initial CVR Holder pursuant to a CVR equal to the "issue price" of the CVR (i.e., the holder's tax basis in the CVR) should be treated as a payment of principal, and any excess amount of cash or fair market value should be treated as ordinary interest income. If the amount of cash or the fair market value of the Viacom security received by an Initial CVR Holder pursuant to a CVR was less than the issue price, or if no cash or Viacom security was received at maturity, the Initial CVR Holder should recognize a capital loss equal to the amount by which the holder's tax basis in the CVR exceeded the amount of cash or the fair market value of the Viacom security, if any, received by the holder.

     If an Initial CVR Holder sold or otherwise disposed of a CVR prior to maturity, the holder should recognize ordinary income to the extent that the amount realized on such sale or disposition exceeded the holder's tax basis in the CVR. If the amount realized was less than the tax basis, the holder should recognize a short-term capital loss equal to the difference.

     Corporate Dividends-Received Deduction. If the CVRs were treated as cash settlement put options, it appears that a corporate Initial CVR Holder's holding period for Viacom Class B Common Stock for purposes of the dividends-received deduction under section 243 to 246 of the Code would not include any days on which it holds a CVR. This treatment might render such Initial CVR Holder ineligible for the dividends-received deduction in respect of dividend income on Viacom Class B Common Stock. If the CVRs were treated as debt instruments, proposed Treasury regulations also would treat the CVRs as having the same effect on the dividends-received deduction with respect to Viacom Class B Common Stock. In addition, the CVRs also might have the same effect on the dividends-received deduction with respect to Viacom Class A Common Stock or another class of Viacom stock held by an Initial CVR Holder if any such stock and Viacom Class B Common Stock are "substantially identical stock" for this purpose or, if they are not, if the holding of CVRs and Viacom Class A Common Stock or another class of Viacom stock would be treated as diminishing such holder's risk of loss under proposed Treasury regulations.

     Treatment of Capital Losses. For Federal income tax purposes, capital losses of individuals may be offset against capital gains and, to the extent such losses exceed capital gains, against up to $3,000 of ordinary income ($1,500 for a married individual filing a separate return). Capital losses of corporations may only be offset against capital gains. Capital losses not used in the year recognized may, within certain limitations, be carried over to other taxable years.

     An Initial CVR Holder should note that, if the CVRs were treated as cash settlement put options, any gain on the CVRs would be treated as capital gain which could be offset by any corresponding capital loss on the Initial CVR Holder's Viacom Class A Common Stock, Viacom Class B Common Stock or another Viacom security if such stock or security was sold and such loss was realized. However, the ordinary income that the CVRs may generate if they were treated as debt instruments could not be offset for Federal income tax purposes by any such capital loss (except to the extent discussed in the preceding paragraph with respect to individuals). An initial CVR Holder should be aware that, if the value of CVRs decrease, this issue will not arise since any loss on the CVRs will be treated as capital loss regardless of whether the CVRs are treated as cash settlement put options or debt obligations.

     As the use of capital losses by an Initial CVR Holder will depend upon multiple factors, including such holder's particular circumstances, and upon the issue of whether the CVRs are treated as cash settlement put options or debt instruments for Federal income tax purposes, Initial CVR Holders should consult their tax advisors regarding the use of capital losses.

     (e) Ownership of the Viacom Three-Year and Five-Year Warrants. If a holder exercises a Viacom Three-Year Warrant or Viacom Five-Year Warrant solely by the delivery of cash, the holder will not recognize gain or loss on the exercise, except with respect to cash, if any, received in lieu of a fractional share of Viacom Class B Common Stock. The tax basis of the Viacom Class B Common Stock acquired (including a fractional share deemed acquired) as a result of such exercise of a Viacom Three-Year Warrant or Viacom Five-Year Warrant will equal the sum of (i) the holder's tax basis in the Viacom Three-Year Warrant or Viacom Five-Year Warrant exercised and (ii) the exercise price. The holding period for such Viacom Class B Common Stock will commence upon the date of exercise.

     It is not clear whether the delivery of Series C Preferred Stock or Viacom Exchange Debentures to pay the exercise price on the exercise of a Viacom Five-Year Warrant will be considered a taxable disposition of such Series C Preferred Stock or Viacom Exchange Debentures or will qualify generally as a tax-free exchange. If the delivery by a holder qualifies as a taxable disposition of Series C Preferred Stock or Viacom Exchange Debentures, the holder will recognize (1) gain or loss equal to the difference, if any, between
(i) the exercise price, which will equal the liquidation preference of the Series C Preferred Stock or the principal amount of the Viacom Exchange Debentures so delivered and (ii) the holder's tax basis in them, plus (2) gain or loss with respect to cash, if any, received in lieu of a fractional share of Viacom Class B Common Stock. The tax basis of the Viacom Class B Common Stock acquired (including a fractional share deemed acquired) as a result of such exercise of a Viacom Five-Year Warrant will equal the sum of (i) the holder's tax basis in the Viacom Five-Year Warrant exercised and (ii) the exercise price. The holding period for such Viacom Class B Common Stock will commence upon the date of exercise.

     If the delivery of Series C Preferred Stock or Viacom Exchange Debentures by a holder qualifies generally as a tax-free exchange, no gain or loss will be recognized by the holder, except (1) with respect to cash, if any, received in lieu of a fractional share of Viacom Class B Common Stock, and (2) as to a cash-basis holder, ordinary income equal to the lesser of (i) the amount of accrued interest not previously includible in income by the holder on Viacom Exchange Debentures so delivered or (ii) the excess of the fair market value of the Viacom Class B Common Stock acquired (including a fractional share deemed acquired) by the holder over the principal amount of such Viacom Exchange Debentures. Except as discussed in the following sentence, the tax basis for the Viacom Class B Common Stock acquired (including a fractional share deemed acquired) as a result of such exercise of a Viacom Five-Year Warrant should equal the sum of (i) the holder's tax basis for the Series C Preferred Stock or

Viacom Exchange Debentures so delivered (less the tax basis, if any, for such Viacom Exchange Debentures attributable to any original issue discount thereon previously includible in income by the holder) and (ii) the holder's tax basis for the Warrant, and the holding period for such Viacom Class B Common Stock will include the holding period of such Series C Preferred Stock or Viacom Exchange Debentures. The tax basis for the Viacom Class B Common Stock, if any, deemed acquired by the holder in exchange for any original issue discount or accrued interest previously or then includible in income by the holder on Viacom Exchange Debentures so delivered should equal the fair market value of such Viacom Class B Common Stock at the time of the exchange, and the holding period for such Viacom Class B Common Stock should commence on the day after the exchange.

     A holder's receipt of cash lieu of a fractional share of Viacom Class B Common Stock upon an exercise of a Viacom Three-Year Warrant or Viacom Five-Year Warrant generally will result in the recognition of capital gain or loss equal to the difference, if any, between the cash received and the holder's tax basis in the Viacom Class B Common Stock acquired upon such exercise allocable to such fractional share.

     In general, the sale or exchange of a Viacom Three-Year or Five-Year Warrant will result in a capital gain or loss, if any, equal to the difference between the amount realized from such sale or exchange and the holder's tax basis in the Viacom Three-Year or Five-Year Warrant. The expiration of a Viacom Three-Year or Five-Year Warrant will result in a capital loss to the holder thereof equal to the holder's tax basis therein.

     Under the terms of each of the Viacom Three-Year and Five-Year Warrants, the number of shares of Viacom Class B Common Stock that may be acquired upon exercise of a Viacom Three-Year or Five-Year Warrant will be adjusted upon the happening of certain events. Section 305(c) of the Code and the Treasury regulations thereunder provide that, if such adjustments result in a constructive increase in a holder's proportionate interest in Viacom's earnings and profits or assets, such increase will be treated as a deemed distribution to the holder taxable under the dividend provisions of section 301 of the Code.

     THE FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE BASED UPON PRESENT LAW, ARE FOR GENERAL INFORMATION ONLY AND DO NOT PURPORT TO BE A COMPLETE ANALYSIS OR LISTING OF ALL POTENTIAL TAX EFFECTS WHICH MAY APPLY TO A PARAMOUNT STOCKHOLDER. THE TAX EFFECTS AS APPLICABLE TO A PARTICULAR PARAMOUNT STOCKHOLDER MAY BE DIFFERENT FROM THE TAX EFFECTS AS APPLICABLE TO OTHER PARAMOUNT STOCKHOLDERS, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND OTHER TAX LAWS, AND THUS PARAMOUNT STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS.

REAL ESTATE TRANSFER TAXES

     The New York State Real Property Transfer Gains Tax, the New York State Real Estate Transfer Tax, and the New York City Real Property Transfer Tax (collectively, the "Real Estate Transfer Taxes") apply to the transfer or acquisition, directly or indirectly, of controlling interests in an entity which owns interests in real property located in New York State or New York City, as the case may be. The Offer and the Paramount Merger will result in the transfer of controlling interests in entities which own New York State or New York City real property for purposes of the Real Estate Transfer Taxes. Although any Real Estate Transfer Taxes could be imposed directly on the Paramount stockholders, Viacom and Paramount will complete and file any necessary tax returns and will pay all Real Estate Transfer Taxes that are imposed as a result of the Offer and the Paramount Merger. Upon receipt of the consideration for either the Offer or the Paramount Merger, each Paramount stockholder will be deemed to have agreed to be bound by the Real Estate Transfer Tax returns filed by Viacom and Paramount.

CERTAIN EFFECTS OF THE PARAMOUNT MERGER; OPERATIONS AFTER THE PARAMOUNT MERGER

     As a result of the Paramount Merger, there will be no public market for Paramount Common Stock. Upon consummation of the Paramount Merger, the Paramount Common Stock will cease to be quoted on the NYSE, the registration of the Paramount Common Stock under the Exchange Act will be terminated and such stock will no longer constitute "margin securities" under the rules of the Board of Governors of the Federal Reserve System. See "Exchange Act Registration and Trading of the Paramount Common Stock."


     Viacom currently owns 61,657,432 shares of Paramount Common Stock acquired pursuant to the Offer, representing a majority of the shares of Paramount Common Stock outstanding. As a result of the Paramount Merger, the existing stockholders of Paramount will share in Paramount's, Viacom's, and, if the Blockbuster Merger is consummated, Blockbuster's earnings and assets with the existing stockholders of Viacom and, if the Blockbuster Merger is consummated, the existing stockholders of Blockbuster. Accordingly, to the extent Paramount's performance on a stand-alone basis would exceed the performance of Viacom (or Viacom and Blockbuster) on a consolidated basis, existing Paramount stockholders will be disadvantaged by having to share Paramount's earnings and assets with Viacom's (or Viacom's and Blockbuster's) existing stockholders. Conversely, Paramount's existing stockholders will be advantaged to the extent Viacom-Paramount (or the combined company) would outperform Paramount on a stand-alone basis. Following completion of the Paramount Merger, Viacom will own the entire equity interest in Paramount and will thereby own a 100% interest in Paramount's net assets and earnings. Accordingly, after the Paramount Merger, unaffiliated stockholders of Paramount will no longer have a direct equity interest in Paramount and instead will own approximately 28.4% of the outstanding shares of Viacom Common Stock and thereby have an approximately 28.4% interest in Viacom-Paramount's net assets and earnings. After the Mergers, unaffiliated stockholders of Paramount will own approximately 15.3% of the outstanding shares of Viacom Common Stock and thereby have an approximately 15.3% interest in the net assets and earnings of the combined company. See "The Paramount Merger--Ownership of Viacom Common Stock Immediately After the Paramount Merger and the Mergers." Accordingly, based on year-end 1993 pro forma financial results for Viacom-Paramount and year-end 1993 historical results for Paramount, as a result of the Paramount Merger the interest of Paramount's unaffiliated stockholders in earnings from operations and stockholders' equity will increase to $154 million from $151 million and will decline to $1.8 billion from $2.1 billion, respectively. In the case of pro forma financial results for the combined company, the interest of Paramount's unaffiliated stockholders in earnings from operations and stockholders' equity will decline to $135 million and $1.6 billion, respectively.


     Viacom is considering various plans to restructure Paramount and its subsidiaries following the Paramount Merger in order to, among other things, simplify Paramount's corporate structure, improve operating efficiencies, save expenses and make cash flow from operating subsidiaries more available to Viacom. While engaged in this process, Viacom has identified substantial amounts of redundancies in corporate overhead and is currently in the process of implementing overhead reductions, including personnel reductions. Viacom expects to take additional steps in this regard prior to and following the Paramount Merger.

     Viacom has also announced that it is in the process of seeking indications of interest for the possible sale of Paramount's Madison Square Garden operations and certain publishing assets, which Viacom has determined are not core strategic assets.

     Except for the Mergers and except as otherwise described in this Proxy Statement/Prospectus, none of Sumner M. Redstone, NAI, Viacom or Paramount have any present plans or proposals which relate to or would result in (i) an extraordinary corporate transaction, such as a merger, reorganization or liquidation involving Paramount or any of its subsidiaries, (ii) a sale or transfer of a material amount of assets of Paramount or any of its subsidiaries,
(iii) any material change in the present dividend rate or policy or indebtedness or capitalization of Paramount or (iv) any other material change in Paramount's corporate structure or business. See "Financing of the Offer," "Certain Considerations" and "Financial Matters After the Mergers."

                              THE PARAMOUNT MERGER

GENERAL

     The discussion in this Proxy Statement/Prospectus of the Paramount Merger and the description of the Paramount Merger's principal terms are subject to and qualified in their entirety by reference to the Paramount Merger Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Annex I and which is incorporated herein by reference.

THE OFFER

     Pursuant to the Offer, on March 11, 1994 Viacom completed its purchase of a majority of the shares of Paramount Common Stock at a price of $107 per share net to the seller in cash, or aggregate cash consideration of approximately $6.6 billion.

PARAMOUNT MERGER CONSIDERATION


     At the Paramount Effective Time, each outstanding share of Paramount Common Stock issued and outstanding immediately prior to the Paramount Effective Time (other than shares of Paramount Common Stock held by Paramount, Viacom or any direct or indirect wholly owned subsidiary of Viacom or of Paramount and by holders who shall have demanded and perfected appraisal rights under the DGCL) will be converted into the right to receive (i) 0.93065 of a share of Viacom Class B Common Stock, (ii) $17.50 principal amount of the Viacom Merger Debentures, (iii) 0.93065 of a CVR, (iv) 0.5 of a Viacom Three-Year Warrant and
(v) 0.3 of a Viacom Five-Year Warrant. On February 1, 1994, the last trading day before the announcement of the terms of the February 4 Merger Agreement, on February 14, 1994, the date on which Lazard Freres reaffirmed its fairness opinion, and on May [23], 1994, the last trading day before the printing of this Proxy Statement/Prospectus, the last sales price of a share of Viacom Class B Common Stock as reported on the AMEX was $34 1/8, $29 7/8 and $28 3/8, respectively. However, no assurances can be given with respect to the prices at which the Viacom Class B Common Stock will trade after the date hereof or after the Paramount Effective Time or the prices at which the Viacom Merger Debentures (or, if issued, the Series C Preferred Stock and the Viacom Exchange Debentures), the CVRs and the Viacom Warrants will trade after the Paramount Effective Time. There has been no public trading market for the Viacom Merger Debentures, CVRs or Viacom Warrants and there can be no assurances that an active market for such securities will develop or continue after the Paramount Merger.



     The Viacom Merger Debentures will bear interest (unless exchanged for Series C Preferred Stock as described below) at a rate of 8% per annum from the Paramount Effective Time, payable semi-annually beginning January 1, 1995, will have a maturity of 12 years from the Paramount Effective Time, will be redeemable, at the option of Viacom, in whole or in part, at declining redemption premiums after the fifth anniversary of the Paramount Effective Time and will be subordinated in right of payment to all senior obligations of Viacom.



     The Viacom Merger Debentures will be exchangeable, at the option of Viacom, in whole but not in part, on or after the earlier of (i) January 1, 1995, but only if the Blockbuster Merger has not been consummated by such date and (ii) the acquisition by a third party of beneficial ownership of a majority of the then outstanding voting securities of Blockbuster, into the Series C Preferred Stock at the rate of one share of Series C Preferred Stock for each $50 in principal amount of Viacom Merger Debentures exchanged. At the time of exchange of the Series C Preferred Stock for the Viacom Merger Debentures, all accrued and unpaid interest on the Viacom Merger Debentures will not be paid and instead the dividends payable pursuant to subclause (i) of the next sentence will be payable. The Series C Preferred Stock, if issued, (i) would accrue dividends from the later of the Paramount Effective Time and the latest date through which interest has been paid on the Viacom Merger Debentures at a rate of 5% per annum until the tenth anniversary of the Paramount Effective Time and 10% per annum thereafter, (ii) would have a liquidation preference of $50 per share, (iii) would be redeemable at the option of Viacom in whole or in part at declining redemption premiums after the fifth anniversary of the Paramount Effective Time and (iv) would be exchangeable in whole or in part at the option of Viacom into the Viacom Exchange Debentures after the third anniversary of the Paramount Effective Time. The Viacom Exchange Debentures would be subordinated obligations of Viacom, would bear interest at the rate of 5% per annum until the tenth anniversary of the Paramount Effective Time and 10% per annum thereafter, would be redeemable at the option of Viacom, in whole or in part, at declining redemption premiums after the fifth anniversary of the Paramount Effective Time, and would mature on the twentieth anniversary of the Paramount Effective Time.



     Each whole CVR will represent the right, on the first anniversary of the Paramount Effective Time, to receive, in cash or securities (at the option of Viacom), the amount by which the average trading value of Viacom Class B Common Stock is less than a minimum price of $48 per share. Viacom will have the right, in its sole discretion, to extend the payment and measurement dates of the CVR by one year, in which case the minimum price will increase to $51 per share, and a further one-year extension right which, if exercised by Viacom, would increase the minimum price to $55 per share. The average trading value will be based upon market prices during the 60 trading days ending on the last day of the relevant period and is subject to a floor of (i) $36 per share if Viacom does not exercise its extension rights, (ii) $37 per share if Viacom extends the payment and measurement dates of the CVR by one year or (iii) $38 per share if Viacom exercises its further one-year extension right. If Viacom elects to issue securities in payment for the CVRs, such securities could take the form of common stock or preferred stock, options or warrants therefor, other securities convertible into or exchangeable for common stock or preferred stock, notes, debentures, or any other security of Viacom or any combination of the foregoing.


     If the Average Trading Value of a share of Viacom Class B Common Stock equals or exceeds $48 on the Maturity Date or $51 on the First Extended Maturity Date (if the Maturity Date is extended by Viacom to the First Extended Maturity
Date) or $55 on the Second Extended Maturity Date (if the First Extended Maturity Date is extended by Viacom to the Second Extended Maturity Date), as the case may be, no amount will be payable with respect to the CVRs. Certain corporate reorganizations, in which consideration paid to holders of shares of Viacom Class B Common Stock exceeds minimum amounts may also result in no value being payable with respect to the CVRs.

     Each whole Viacom Three-Year Warrant will entitle the holder thereof to purchase one share of Viacom Class B Common Stock at any time prior to the third anniversary of the Paramount Effective Time at a price of $60, payable in cash. Each whole Viacom Five-Year Warrant will entitle the holder thereof to purchase one share of Viacom Class B Common Stock at any time prior to the fifth anniversary of the Paramount Effective Time at a price of $70, payable in cash or by exchanging, if issued, either Series C Preferred Stock with an equivalent liquidation preference or an equivalent principal amount of Viacom Exchange Debentures. The terms of the Viacom Warrants will include customary anti-dilution (with respect to stock splits, stock dividends, reverse stock splits or other similar subdivisions or combinations of stock) and other provisions.

     Due to a lack of an existing market for the CVRs and Viacom Warrants, it is impracticable to determine an actual value for the CVRs and Viacom Warrants at this time. While the CVRs and Viacom Warrants will be listed for trading on the AMEX, there are no assurances that a liquid public market reflecting the fundamental value of the CVRs and Viacom Warrants will develop.

     For a more detailed description of the Paramount Merger Consideration, see "Description of Viacom Capital Stock" and "Description of Viacom Debentures." For a description of the provisions with respect to fractional shares see "Certain Provisions of the Paramount Merger Agreement-- Procedure for Exchange of Paramount Certificates." Any shares of Paramount Common Stock held by

Paramount, Viacom or any direct or indirect wholly owned subsidiary of Paramount or Viacom will be cancelled.

     The financial terms of the Paramount Merger were determined through negotiations between Viacom and Paramount, each of which was advised with respect to such negotiations by its respective legal and financial advisors.

     Any shares of Viacom Class B Common Stock, Viacom Merger Debentures, CVRs, Viacom Three-Year Warrants, or Viacom Five-Year Warrants issued in connection with the Paramount Merger, or shares of Series C Preferred Stock issued upon the exchange (if any) of Viacom Merger Debentures, Viacom Exchange Debentures issued upon the exchange (if any) of shares of Series C Preferred Stock, securities issued pursuant to the CVRs, or shares of Viacom Class B Common Stock issued upon exercise of the Viacom Three-Year Warrants or Viacom Five-Year Warrants, to residents of Canada may be subject to certain resale restrictions, including that they may be required to be resold outside of Canada or pursuant to an available exemption under applicable Canadian securities laws.

     No fractional securities will be issued in connection with the Paramount Merger. In lieu of any such fractional shares each holder of Paramount Common Stock will be paid an amount in cash as described under "Certain Provisions of the Paramount Merger Agreement--Procedure for Exchange of Paramount Certificates."

PARAMOUNT EFFECTIVE TIME

     The Paramount Merger will become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware or such later time as is specified in such certificate a form of which is attached as Annex
VI. Such filing will be made as promptly as practicable after satisfaction or waiver of the conditions to the Paramount Merger unless another date is agreed to by Paramount and Viacom. The Paramount Merger Agreement may be terminated by either party if, among other reasons, the Paramount Merger shall not have been consummated on or before July 31, 1994; provided, however, that the Paramount Merger Agreement may be extended by written notice of either Viacom or Paramount to a date not later than September 30, 1994, if the Paramount Merger shall not have been consummated as a direct result of Viacom or Paramount having failed by July 31, 1994, to receive all required regulatory approvals or consents with respect to the Paramount Merger. See "Certain Provisions of the Paramount Merger Agreement--Termination" and "Certain Provisions of the Paramount Merger Agreement--Conditions to Consummation of the Paramount Merger."

STOCK EXCHANGE LISTING


     It is a condition to the Paramount Merger that the shares of Viacom Class B Common Stock, the Viacom Merger Debentures, the CVRs and the Viacom Warrants to be issued in the Paramount Merger as Paramount Merger Consideration be authorized for listing on the AMEX, subject to official notice of issuance. Viacom has filed an application to list such securities on the AMEX, subject to official notice of issuance. The shares of Viacom Class B Common Stock are traded on the AMEX under the symbol "VIA.B" and the Viacom Debentures, CVRs, Viacom Three-Year Warrants and Viacom Five-Year Warrants will be traded under the symbols "VIA.D", "VIA.CV", "VIA.WS.C" and "VIA.WS.E", respectively.


     Viacom has also agreed to use its reasonable best efforts to cause the Series C Preferred Stock and the Viacom Exchange Debentures to be approved for listing on the AMEX prior to the issuance thereof.

EXPENSES OF THE TRANSACTION

     It is estimated that, if the Paramount Merger is consummated, expenses incurred in connection with the Offer and the Paramount Merger will be approximately as follows:


Financial advisory fees......................................................  $
                                                                               -------------
Commission filing fees.......................................................
Legal fees...................................................................
Accounting fees..............................................................
Printing costs...............................................................
Proxy solicitation, distribution and Paying Agent fees.......................
Blue Sky fees................................................................
Miscellaneous................................................................
                                                                               -------------
             Total...........................................................  $
                                                                               -------------
                                                                               -------------


     All costs and expenses incurred in connection with the Paramount Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses, except that expenses incurred in connection with printing, filing and mailing this Proxy Statement/Prospectus and all Commission and other regulatory filing fees in connection therewith will be shared equally by Viacom and Paramount.

OWNERSHIP OF VIACOM COMMON STOCK IMMEDIATELY AFTER THE PARAMOUNT MERGER AND THE MERGERS

                  PERCENTAGE OWNERSHIP OF VIACOM COMMON STOCK*

                                                         FOLLOWING CONSUMMATION OF             FOLLOWING CONSUMMATION OF
                                                           THE PARAMOUNT MERGER**                     THE MERGERS
                                                    ------------------------------------  ------------------------------------
                                                     VIACOM CLASS A         VIACOM         VIACOM CLASS A         VIACOM
                                                      COMMON STOCK       COMMON STOCK       COMMON STOCK       COMMON STOCK
                                                    -----------------  -----------------  -----------------  -----------------
NAI...............................................           85.2%              46.0%             62.1%              24.8%
Pre-Merger(s) stockholders of Viacom (other than
NAI)..............................................           14.8%              25.6%             10.8%              13.9%
Former stockholders of Blockbuster................             --%                --%             27.1%              46.0%
Former stockholders of Paramount..................         --                   28.4             --                  15.3%

- ---------------

 * All percentages of ownership of common stock shown above in this section are calculated based on the number of shares of the relevant class or classes of stock outstanding as of March 31, 1994. Percentages of ownership do not give effect to potential dilution related to employee or director stock options or warrants, Viacom Preferred Stock, VCRs, CVRs and Viacom Warrants.

** All percentages of ownership of common stock shown in this column are calculated assuming the Blockbuster Merger has not yet been consummated.

EFFECT ON EMPLOYEE BENEFIT STOCK PLANS


     Assumption of Paramount Stock Options. The Paramount Merger Agreement amended the February 4 Merger Agreement to modify the treatment of outstanding options to purchase shares of Paramount Common Stock granted under Paramount's employee stock option plans ("Paramount Stock Options"). In general, the principal effect of such amendment was to adjust the terms of the Paramount Stock Options outstanding at the Paramount Effective Time so that the holders of such options receive additional value, based upon the price per share paid in the Offer, with respect to one half of the Paramount Common Stock subject to such options. Pursuant to the Paramount Merger Agreement, at the Paramount Effective Time, Paramount's obligations with respect to Paramount Stock Options will be assumed by Viacom. The Paramount Stock Options will continue to have the same terms and conditions as in effect immediately prior to the Paramount Effective Time, except that such Paramount Stock Options will be exercisable for
(i) that number of whole shares of Viacom Class B Common Stock equal to the product of the number of shares of Paramount Common Stock covered by such Paramount Stock Option immediately prior to the Effective Time (the "Paramount Option Shares") multiplied by 0.5 and multiplied further by 0.93065, rounded up to the nearest whole number of shares of Viacom Class B Common Stock, (ii) that number of whole CVRs equal to the product of the number of Paramount Option Shares multiplied by 0.5 and multiplied further by 0.93065, rounded up to the nearest whole number of CVRs, provided that, if the option holder has not exercised his or her Paramount Stock Option prior to the maturity of the CVRs, then the CVRs described above shall be replaced by that number of shares of Viacom Class B Common Stock equal in value to the amount by which the "Target Price" exceeds the greater of the "Current Market Value" and the "Minimum Price" all as defined in "Description of Viacom Capital Stocks--CVRs," on the applicable maturity date multiplied by the number of such CVRs, rounded up to the nearest whole number of shares, (iii) that number of whole Viacom Three-Year Warrants equal to the product of the number of Paramount Option Shares multiplied by 0.5 and multiplied further by 0.5 and rounded up to the nearest whole number of Viacom Three-Year Warrants, provided that, if the option holder has not exercised his or her Paramount Stock Option prior to the third anniversary of the Paramount Effective Time, then the Viacom Three-Year Warrants described above shall be replaced by that number of shares of Viacom Class B Common Stock equal in value to the fair market value of such Viacom Three-Year Warrants (as determined by reference to the average trading price for the five-day trading period immediately prior to the third anniversary of the Paramount Effective Time, if available, or, if not available, in the reasonable judgment of the Viacom Board), rounded up to the nearest whole number of shares,
(iv) that number of whole Viacom Five-Year Warrants equal to the product of the number of Paramount Option Shares multiplied by 0.5 and multiplied further by
0.3 and rounded up to the nearest whole number of Viacom Five-Year Warrants, provided that, if the option holder has not exercised his or her Paramount Stock Option prior to the fifth anniversary of the Paramount Effective Time, then the Viacom Five-Year Warrants described above shall be replaced by that number of shares of Viacom Class B Common Stock equal in value to the fair market value of such Viacom Five-Year Warrants (as determined by reference to the average trading price for the five-day trading period immediately prior to the fifth anniversary of the Paramount Effective Time, if available, or if not available, in the reasonable judgment of the Viacom Board), rounded up to the nearest whole number of shares, (v) that (A) principal amount of whole Viacom Merger Debentures equal to the product of the number of shares of Paramount Common Stock covered by such Paramount Stock Option immediately prior to the Paramount Effective Time multiplied by 0.5 and multiplied further by $17.50 plus an amount in cash (without interest), rounded to the nearest cent, determined by multiplying (x) the fair market value of one Viacom Merger Debenture, as determined by reference to a five-day average trading price, if available, or if not available, in the reasonable judgment of the Viacom Board by (y) the fractional interest in a Viacom Merger Debenture to which such option holder would otherwise be entitled or (B) if issued, that number of whole shares of Series C Preferred Stock equal to the product of the number of shares of Paramount Common Stock covered by such Paramount Stock Option immediately prior to the Paramount Effective Time multiplied by 0.5 and multiplied further by 0.35 and rounded up to the nearest whole number of
                                       91
shares of Series C Preferred Stock or (C) if issued, that principal amount of whole Viacom Exchange Debentures equal to the product of the number of shares of Paramount Common Stock covered by such Paramount Stock Option immediately prior to the Paramount Effective Time multiplied by 0.5 and multiplied further by $17.50 plus an amount in cash (without interest), rounded to the nearest cent, determined by multiplying (x) the fair market value of one Viacom Exchange Debenture, as determined by reference to a five-day average trading price, if available, or if not available, in the reasonable judgment of the Viacom Board by (y) the fractional interest in a Viacom Exchange Debenture to which such option holder would otherwise be entitled, and (vi) that number of whole shares of Viacom Class B Common Stock equal to the result of the number of Paramount Option Shares multiplied by 0.5 and multiplied further by $107, with such product being divided by the First Year Anniversary Average Trading Price (as defined below) and rounded up to the nearest whole number, provided that, if the option holder exercises his or her Paramount Stock Options prior to the first anniversary of the Paramount Effective Time, then the whole shares of Viacom Class B Common Stock shall be replaced by a right to receive such shares on the first anniversary of the Paramount Effective Time. In addition, pursuant to the Paramount Merger Agreement, Viacom agrees to provide each holder of a Paramount Stock Option not less than ten days' advance notice of any involuntary termination of employment (other than by reason of death or disability) in order to permit such holder to exercise his or her then exercisable Paramount Stock Options during such ten-day period. As used above, the "First Year Anniversary Average Trading Price" means the average closing price on the AMEX (or such other exchange on which such shares are then listed) for a share of Viacom Class B Common Stock during the 30 consecutive trading days immediately preceding the first anniversary of the Paramount Effective Time. The Paramount Merger Agreement requires Viacom to reserve for issuance the securities underlying such assumed Paramount Stock Options and to promptly issue to each holder of such Paramount Stock Options evidence of the assumption thereof.


     Other Effects of the Paramount Merger. Where permitted under the terms of any Paramount benefit plan or employment agreement, the Paramount Merger Agreement requires that the Paramount Board approve the transactions contemplated by the Paramount Merger Agreement prior to the Paramount Effective Time so that the transactions contemplated by the Paramount Merger Agreement do not accelerate or trigger changes to benefits or the terms of any such plan or agreement. The Paramount Merger Agreement also provides that Paramount will not terminate its annual or long-term performance plans prior to the Paramount Effective Time, and will delay the establishment of future performance targets under its annual plan and the implementation of a new performance cycle under its long-term plan until Paramount and Viacom review the terms of such plans after the Paramount Effective Time. Pursuant to the Paramount Merger Agreement and where permitted under the terms of any Viacom benefit plan or employment agreement, Viacom also will insure that the transactions contemplated by the Paramount Merger Agreement will not accelerate or trigger changes to benefits or the terms of any such plan or agreement.

                             FINANCING OF THE OFFER

     The total amount of funds required by Viacom to consummate the Offer and to pay related fees and expenses was approximately $6.7 billion. The Offer was financed by (i) $1.8 billion from the sale of Viacom Preferred Stock (see "Sale of Viacom Preferred Stock"), proceeds of which are reflected as cash and cash equivalents on Viacom's balance sheet as of December 31, 1993, (ii) $1.25 billion from the sale of Viacom Class B Common Stock to Blockbuster and (iii) $3.7 billion from the Credit Agreement dated as of November 19, 1993, as amended as of January 4, 1994 and as further amended as of February 15, 1994, among Viacom, the Banks named therein (the "Banks"), and The Bank of New York, Citibank, N.A. and Morgan Guaranty Trust Company of New York, as Managing Agents (as so amended, the "Credit Agreement"). After the Blockbuster Merger, the Series A Preferred Stock and the Viacom Class B Common Stock owned by Blockbuster will cease to be outstanding and bank facilities used by Viacom and Blockbuster will be repaid or refinanced as described below. The following is a summary of the principal terms of the bank agreements of Viacom and Blockbuster which have been filed with the Commission under the Exchange Act and are incorporated by reference herein. Such summary does not purport to be complete and is subject to and qualified in its entirety by reference to such bank agreements.

     The Credit Agreement provides that, in order to pay for the Offer and related expenses, up to $3.7 billion may be borrowed, repaid and reborrowed until November 18, 1994, at which time all amounts outstanding will become due and payable.

     The Credit Agreement provides that Viacom may elect to borrow at either the Base Rate or the Eurodollar Rate, subject to certain limitations. The "Base Rate" will be the higher of (i) Citibank, N.A.'s Base Rate and (ii) the Federal Funds Rate plus 0.50%. The "Eurodollar Rate" will be the London Interbank Offered Rate plus (i) 0.9375%, until Viacom's senior unsecured long-term debt is rated by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), and (ii) thereafter, a variable rate ranging from 0.2500% to 0.9375% dependent on the senior unsecured long-term debt ratings assigned to Viacom. The Eurodollar Rate is available for one, two, three or six month borrowings. Interest on Base Rate borrowings will be payable quarterly in arrears. Interest on Eurodollar Rate borrowings will be payable in arrears (i) at the end of each applicable interest period and (ii) in the case of a period longer than three months, every three months.

     The Credit Agreement provides that Viacom will pay each of the Banks a facility fee on such Bank's commitment in effect from time to time (whether or not utilized) from November 19, 1993 until November 18, 1994 payable quarterly in arrears, at the rate of (i) 0.3750% per annum, until Viacom's senior unsecured long-term debt is rated by S&P or Moody's and (ii) thereafter, a variable rate ranging from 0.1000% to 0.3750% dependent on the senior unsecured long-term debt ratings assigned to Viacom.

     The Credit Agreement contains representations, warranties and covenants customary in facilities of this type. The Credit Agreement requires, among other things, that Viacom maintain certain financial ratios and comply with certain financial covenants.

     Under the Credit Agreement, Viacom has agreed to indemnify each of the Banks and certain related persons against certain liabilities.

     Blockbuster obtained a portion of the funds necessary to purchase the shares of Viacom Class B Common Stock under the Blockbuster Subscription Agreement pursuant to a credit agreement dated as of February 15, 1994 (the "New Blockbuster Facility"), with certain banks named therein, Bank of America, as Agent, and BA Securities Inc., as Arranger, for the aggregate amount of $1 billion. The New Blockbuster Facility has a 364-day term and bears interest at Blockbuster's option at the Reference Rate or at LIBOR plus a margin ranging from 0.50% up to 1.0% (based upon Blockbuster's public debt rating) for the first six months after the initial borrowing and plus 1.25% thereafter. Under the New Blockbuster Facility, the Reference Rate is generally defined as the higher of (i) the rate of interest publicly announced from time to time by the Bank of America in San Francisco, California as its reference rate, or (ii) 0.5% per annum above the latest Federal Funds Rate in effect on such day. LIBOR is generally defined as the average London interbank offered rate for 1-, 2-, 3-or 6-month Eurodollar deposits.

     Blockbuster obtained the remainder of such funds from its Amended and Restated Credit Agreement dated as of December 22, 1993 (the "Blockbuster Credit Agreement"), with certain banks named therein and Bank of America, for itself and as agent, pursuant to which such banks have agreed to advance Blockbuster on an unsecured basis an aggregate of $1 billion for a term of 40 months. Outstanding advances, if any, become due at the expiration of the 40-month term. The Blockbuster Credit Agreement and the New Blockbuster Facility require, among other things, that Blockbuster maintain certain financial ratios and comply with certain financial covenants. Borrowings under the Blockbuster Credit Agreement shall bear interest at either the Reference Rate, the Offshore Rate, the CD Rate or a rate submitted by any Bank presenting a Competitive Bid Offer to Blockbuster. The "Reference Rate" will be the higher of (i) the rate of interest publicly announced from time to time by the Bank of America in San Francisco, California as its Reference Rate, and (ii) 0.5% per annum above the Federal Funds Rate. The "Offshore Rate" will be the London Interbank Offered Rate plus a variable rate ranging from 0.3125% to 0.6500% depending on Blockbuster's public debt rating and outstanding borrowings under the Blockbuster Credit Agreement. The "CD Rate" will be based upon a formula of the interest rates chargeable on certificates of deposit plus a variable rate ranging from 0.4375% to 0.7750% depending on Blockbuster's public debt rating and outstandings under the Blockbuster Credit Agreement.

     The Blockbuster Credit Agreement and the New Blockbuster Facility contain certain covenants and events of default, including a change of control default, which will require either a waiver in connection with the Blockbuster Merger or the refinancing of the indebtedness under such facilities prior to the Blockbuster Merger.


     Accordingly, assuming consummation of the Blockbuster Merger, the foregoing facilities, together with other current maturities, may require Viacom to refinance up to $5.7 billion ($4.0 billion if the Blockbuster Merger is not consummated) within the next six months. During May 1994, Viacom received commitments in the aggregate amount of $3.0 billion from Bank of America NT&SA, Citibank, N.A., Morgan Guaranty Trust Company of New York and The Bank of New York, managing agents under a proposed long-term $6.8 billion credit facility, subject to receiving commitments for the remainder of the facility. The new facility is expected to have scheduled maturities commencing December 1996 and a final maturity of July 2002. The new Viacom facility will refinance existing bank indebtedness at Viacom, Viacom International and Paramount and will be available for general corporate purposes. Viacom expects during the second quarter of 1994 to receive commitments for the remainder of the facility from a syndicate of financial institutions.



     On May 5, 1994, Viacom, Viacom International and Paramount filed a shelf registration statement with the Commission registering $3.0 billion of debt securities and preferred stock, guaranteed by Viacom International and, after the Paramount Effective Time, Paramount. Some or all of the securities may be issued in one or more offerings.



     Although Viacom expects that it will be able to refinance its indebtedness and meet its obligations without the need to sell any assets, Viacom is continuing to review opportunities for the sale of non-strategic assets as such opportunities may arise, including the exploration of the sale of the operations of Madison Square Garden and certain non-core publishing assets.

                         SALE OF VIACOM PREFERRED STOCK

     On October 22, 1993, Blockbuster purchased $600 million of Series A Preferred Stock pursuant to an amended and restated subscription agreement (the "Blockbuster Preferred Stock Agreement") dated October 21, 1993 between Viacom and Blockbuster. On November 19, 1993, NYNEX (NYNEX and Blockbuster are hereinafter collectively referred to as the "Preferred Stock Investors") purchased $1.2 billion of Series B Preferred Stock pursuant to a subscription agreement (the "NYNEX Preferred Stock Agreement") dated October 4, 1993, as amended as of November 19, 1993, between Viacom and NYNEX. Additional terms of the Viacom Preferred Stock are described under "Description of Viacom Capital Stock--Viacom Preferred Stock."

     The following description and that set forth under "Description of Viacom Capital Stock--Viacom Preferred Stock" is qualified in its entirety by reference to the respective Certificate of Designations of the Series A Preferred Stock and the Series B Preferred Stock.

     Each of the Blockbuster Preferred Stock Agreement and the NYNEX Preferred Stock Agreement provides that for so long as the Preferred Stock Investor and its affiliates beneficially own at least $300 million, based on liquidation preference, of the Viacom Preferred Stock initially purchased or the equivalent in number of shares of Viacom Preferred Stock and shares of Viacom Class B Common Stock issued on conversion of Viacom Preferred Stock, the Preferred Stock Investor will be entitled to designate one representative to the Board of Directors of Viacom. The Director designated by Blockbuster is H. Wayne Huizenga, Chairman and Chief Executive Officer of Blockbuster, and the Director designated by NYNEX is William C. Ferguson, Chairman of the Board of NYNEX. See "Management Before and After the Mergers."

     Each of the Blockbuster Preferred Stock Agreement and the NYNEX Preferred Stock Agreement provides the Preferred Stock Investors with registration rights with respect to the Viacom Preferred Stock and the Viacom Class B Common Stock issued upon conversion thereof and, for so long as the Preferred Stock Investor beneficially owns all of the series of Viacom Preferred Stock initially purchased by it, the right to participate in certain extraordinary dividends or distributions by Viacom on the same basis as if such Preferred Stock Investor had converted the Viacom Preferred Stock into Viacom Class B Common Stock, subject to certain adjustments being made to the terms of the Viacom Preferred Stock. The NYNEX Preferred Stock Agreement also provides for Viacom to repurchase from NYNEX the Series B Preferred Stock and Viacom Class B Common Stock issued upon conversion thereof in the event that continued beneficial ownership by NYNEX would be in violation of the MFJ. Under the MFJ, neither NYNEX nor any "affiliated enterprise," which, as of and after the purchase of the Series B Preferred Stock by NYNEX, may include Viacom and certain of its affiliates, may provide interexchange telecommunications service, interexchange access and information access services and certain other activities. See "Business."

     In their agreements with Viacom, Blockbuster and NYNEX each agreed to pursue appropriate strategic partnership opportunities in the domestic and international media, entertainment, video transport and telecommunications sectors. The foregoing summaries of the material provisions of the Blockbuster Preferred Stock Agreement and the NYNEX Preferred Stock Agreement do not purport to be complete and are qualified in their entirety by reference to the Blockbuster Preferred Stock Agreement and the NYNEX Preferred Stock Agreement, respectively. The Blockbuster Preferred Stock Agreement and the NYNEX Preferred Stock Agreement have been filed with the Commission under the Exchange Act by each of Viacom and Blockbuster or NYNEX, as the case may be, and are incorporated herein by reference.

              CERTAIN PROVISIONS OF THE PARAMOUNT MERGER AGREEMENT

     The following is a summary of the material provisions of the Paramount Merger Agreement not summarized elsewhere in this Proxy Statement/Prospectus. The Paramount Merger Agreement is attached as Annex I to this Proxy Statement/Prospectus and is incorporated herein by reference. The following summary does not purport to be complete and is qualified in its entirety by reference to the Paramount Merger Agreement.

PROCEDURE FOR EXCHANGE OF PARAMOUNT CERTIFICATES

     As soon as reasonably practicable after the Paramount Effective Time, Viacom will instruct Paramount's transfer agent, Chemical Bank, to mail to each holder of record of a certificate or certificates which immediately prior to the Paramount Effective Time evidenced outstanding shares of Paramount Common Stock (other than Dissenting Shares) (the "Paramount Certificates") (i) a letter of transmittal and (ii) instructions to effect the surrender of the Paramount Certificates in exchange for the certificates evidencing shares of Viacom Class B Common Stock, the Viacom Merger Debentures, CVRs, Viacom Warrants and cash in lieu of fractional shares. Upon surrender of a Paramount Certificate for cancellation to the bank or trust company designated in its capacity as Exchange Agent (the "Paramount Exchange Agent") together with such letter of transmittal, duly executed, and such other customary documents as may be required pursuant to such instructions, the holder of such Paramount Certificate shall be entitled to receive in exchange therefor (i) certificates evidencing that number of whole shares of Viacom Class B Common Stock and that number of whole CVRs, Viacom Merger Debentures and Viacom Warrants which such holder has the right to receive in respect of the shares of Paramount Common Stock formerly evidenced by such Paramount Certificate, (ii) any dividends or other distributions to which such holder is entitled as described below and (iii) cash in lieu of fractional shares of Viacom Class B Common Stock and fractional CVRs, Viacom Merger Debentures and Viacom Warrants, and the Paramount Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of shares of Paramount Common Stock which is not registered in the transfer records of Paramount, shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures, Viacom Warrants and cash in lieu of fractional shares may be issued and paid to a transferee if the Paramount Certificate evidencing such shares of Paramount Common Stock is presented to the Paramount Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered, each Paramount Certificate shall be deemed at any time after the Paramount Effective Time to evidence only the right to receive upon such surrender the certificates evidencing Viacom Class B Common Stock, CVRs, Viacom Merger Debentures, Viacom Warrants, cash in lieu of fractional shares, any dividends and other distributions to which such holder is entitled and cash in lieu of fractional shares as described above.


     PARAMOUNT STOCKHOLDERS SHOULD NOT FORWARD THEIR STOCK CERTIFICATES TO THE PARAMOUNT EXCHANGE AGENT WITHOUT A LETTER OF TRANSMITTAL AND SHOULD NOT RETURN THEIR STOCK CERTIFICATES WITH THE ENCLOSED PROXY OR FORM OF ELECTION.


     No dividends or other distributions declared or made after the Paramount Effective Time with respect to shares of Viacom Class B Common Stock and the CVRs, Viacom Merger Debentures and Viacom Warrants with a record date after the Paramount Effective Time shall be paid to the holder of any unsurrendered Paramount Certificate with respect to the shares of Viacom Class B Common Stock and the CVRs, Viacom Merger Debentures or Viacom Warrants they are entitled to receive until the holder of such Paramount Certificate shall surrender such Paramount Certificate.

     No fraction of a share of Viacom Class B Common Stock or fraction of a CVR, Viacom Merger Debenture or Viacom Warrant will be issued in the Paramount Merger. In lieu of any such fractional shares or fractional CVRs, Viacom Merger Debentures or Viacom Warrants, each holder of Paramount Common Stock upon surrender of a Paramount Certificate for exchange will be paid (1) an amount in cash (without interest), rounded to the nearest cent, determined by multiplying
(x) the per share closing price on the AMEX of Viacom Class B Common Stock on the date of the Paramount Effective Time by (y) the fractional interest to which such holder would otherwise be entitled (after taking into account all shares of Paramount Common Stock then held of record by such holder) plus (2) an amount in cash (without interest), rounded to the nearest cent, determined by multiplying
(x) the fair market value of one CVR, as determined by reference to a five-day average trading price, if available, or if not available, in the reasonable judgment of the Viacom Board by (y) the fractional interest in a CVR to which such holder would otherwise be entitled (after taking into account all shares of Paramount Common Stock then held of record by such holder) plus (3) an amount in cash (without interest) rounded to the nearest cent, determined by multiplying
(x) the fair market value of one Viacom Three-Year Warrant, as determined by reference to a five-day average trading price, if available, or if not available, in the reasonable judgment of the Viacom Board by (y) the fractional interest in a Viacom Three-Year Warrant to which such holder would otherwise be entitled (after taking into account all shares of Paramount Common Stock then held of record by such holder) plus (4) an amount in cash (without interest) determined as described below in respect of the fractional interest in a Viacom Merger Debenture to which such holder would otherwise be entitled (after taking into account all shares of Paramount Common Stock then held of record by such holder) plus (5) an amount in cash (without interest) rounded to the nearest cent, determined by multiplying (x) the fair market value of one Viacom Five-Year Warrant, as determined by reference to a five-day average trading price, if available, or if not available, in the reasonable judgment of the Viacom Board by (y) the fractional interest in a Viacom Five-Year Warrant to which such holder would otherwise be entitled (after taking into account all shares of Paramount Common Stock then held of record by such holder).

     The Viacom Merger Debentures will be issued in the Paramount Merger only in principal amounts of $1,000 or integral multiples thereof. Holders of shares of Paramount Common Stock otherwise entitled to fractional amounts of Viacom Merger Debentures will be entitled to receive promptly from the Exchange Agent a cash payment in an amount equal to such holder's proportionate interest (after taking into account all shares of Paramount Common Stock then held of record by such holder) in the proceeds from the sale or sales in the open market by the Exchange Agent, on behalf of all such holders, of the aggregate fractional principal amount of Viacom Merger Debentures.

     Neither Viacom nor Paramount will be liable to any holder of shares of Paramount Common Stock for any such shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures, Viacom Warrants (or dividends or distributions with respect thereto) or cash in respect of shares of Paramount Common Stock or cash in lieu of fractional shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures or Viacom Warrants delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     After the Paramount Effective Time, there will be no transfers on the stock transfer books of Paramount of shares of Paramount Common Stock.

CERTAIN REPRESENTATIONS AND WARRANTIES

     The Paramount Merger Agreement contains various representations and warranties of Viacom and Paramount relating to, among other things, the following matters (which representations and warranties are subject, in certain cases, to specified exceptions): (i) the due organization, existence and good standing of, and similar corporate matters with respect to, each of Viacom, Paramount, the Viacom Material Subsidiaries, and the Paramount Material Subsidiaries (as such terms are defined in the

Paramount Merger Agreement); (ii) each of Viacom's and Paramount's organizational documents; (iii) each of Viacom's and Paramount's capital structure; (iv) the authorization, execution, delivery, performance by and enforceability of the Paramount Merger Agreement against Viacom and Paramount;
(v) the absence of any governmental or regulatory authorization, consent or approval required to consummate the Paramount Merger, other than as disclosed;
(vi) the absence of any conflict with such party's Certificate of Incorporation or By-laws, or with applicable law, or with certain contracts, other than as disclosed; (vii) required filings, permits and consents to effectuate the Paramount Merger; (viii) compliance with applicable laws; (ix) reports and other documents filed with the Commission and other regulatory authorities and the accuracy of the information contained therein; (x) the absence of certain changes or events prior to the date of the Paramount Merger Agreement having a material adverse effect on the financial condition, business or operations of Viacom and its subsidiaries or Paramount and its subsidiaries, as the case may be, except for any actions taken by Viacom in connection with the Blockbuster Merger or the Blockbuster Subscription Agreement; (xi) the absence of material pending or threatened litigation; (xii) the qualification, operation and liability under certain employee benefit plans of Viacom and its subsidiaries and Paramount and its subsidiaries, as the case may be; (xiii) the right to use all material patents, trademarks or copyrights for use in connection with the business of Viacom and its subsidiaries or Paramount and its subsidiaries, as the case may be; (xiv) certain tax matters and payment of taxes; (xv) the opinion of the respective financial advisors of Viacom and Paramount as to the fairness of the financial terms of the Offer and the Paramount Merger to their respective stockholders; (xvi) the absence of any brokerage, finder's or other fee due in connection with the Paramount Merger (except, in the case of Viacom, to Smith Barney and, in the case of Paramount, to Lazard Freres); and (xvii) the votes required by the stockholders of Viacom and Paramount to approve the transaction. In addition, Paramount represented and warranted to Viacom that all necessary action was taken to amend the Rights Agreement, so that (a) none of the transactions contemplated by the Paramount Merger Agreement will lead to (1) the exercise of the Rights, (2) Viacom or a Viacom subsidiary being deemed an "Acquiring Person" (as defined in the Rights Agreement) or (3) the "Stock Acquisition Date" (as defined in the Rights Agreement) occurring upon any such event and (b) the "Expiration Date" (as defined in the Rights Agreement) of the Rights will occur immediately prior to the Paramount Effective Time. Viacom has represented and warranted (i) that as of the date of the Paramount Merger Agreement and based on the number of issued and outstanding shares of Paramount Common Stock as of September 3, 1993 set forth in the Merger Agreement, Viacom and its affiliates beneficially owned, in the aggregate, less than 5% of the issued and outstanding shares of Paramount Common Stock, (ii) that, since September 12, 1993, neither Viacom nor, to Viacom's knowledge, its affiliates have purchased or sold shares of Viacom Class A Common Stock or Viacom Class B Common Stock and neither Viacom nor, to Viacom's knowledge, its affiliates have any knowledge of any such trading and (iii) that the representations and warranties of Viacom contained in the Blockbuster Merger Agreement are true and correct as of the date of the Paramount Merger Agreement and the date of consummation of the Offer, except as would not have a material adverse effect on the financial condition of the combined company.

RIGHTS AGREEMENT AMENDMENTS

     Pursuant to the Paramount Merger Agreement, on March 1, 1994, Paramount amended the Rights Agreement so that the acquisition of Paramount Common Stock pursuant to the Offer or the Paramount Merger does not cause the Rights issued thereunder to become exercisable, and on January 21, 1994, Paramount amended the Rights Agreement so that the Rights will expire immediately prior to the Paramount Effective Time (the "Rights Agreement Amendments"). For a complete description of the Rights Agreement, as amended, see "Comparison of Stockholder Rights--Rights Plans."

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CONDUCT OF BUSINESSES PENDING THE PARAMOUNT MERGER

     Each of Viacom and Paramount has agreed that prior to the Paramount Effective Time, unless otherwise consented to in writing by the other party and except, in the case of Viacom, for actions taken by Viacom in order to consummate the Blockbuster Merger, the businesses of each of Paramount and Viacom and their respective subsidiaries will in all material respects be conducted in, and each of Paramount and Viacom and their respective subsidiaries will not take any material action except in, the ordinary course of business, consistent with past practice. In addition, each of Paramount and Viacom will use its reasonable best efforts to preserve substantially intact its business organization, to keep available the services of its and its subsidiaries' current officers, employees and consultants and to preserve its and its subsidiaries' relationships with customers, suppliers and other persons with which it or any of its subsidiaries has significant business relations. By way of amplification and not limitation, Viacom and Paramount have agreed that, except as contemplated by the Paramount Merger Agreement and for any actions taken by Viacom in order to consummate the Blockbuster Merger, neither Viacom nor Paramount nor any of their respective subsidiaries will, prior to the Paramount Effective Time, directly or indirectly do, or propose or agree to do, any of the following without the prior written consent of the other (provided that the following restrictions do not apply to any subsidiaries which Paramount or Viacom, as the case may be, do not control): (i) amend the Certificate of Incorporation or By-laws of Viacom or Paramount (except, with respect to Viacom, any amendments to its Restated Certificate of Incorporation contemplated by the Paramount Merger Agreement and the filing of the Certificate of Designation for the Series C Preferred Stock); (ii) issue, sell, pledge, dispose of, grant, encumber or authorize the issuance, sale, pledge, disposition, grant or encumbrance of (a) any shares of capital stock of any class of it or any of its subsidiaries, or any options (other than the grant of options in the ordinary course of business consistent with past practice to employees who are not executive officers of Paramount or Viacom), warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of it or any of its subsidiaries (other than the issuance of shares of capital stock in connection with any dividend reinvestment plan or by any Paramount benefit plan with an employee stock fund or employee stock ownership plan feature, consistent with applicable securities laws or the exercise of options, warrants or other similar rights or conversion of convertible preferred stock outstanding as of the date of the Paramount Merger Agreement and in accordance with the terms of such options, warrants or rights in effect on the date of the Paramount Merger Agreement or otherwise permitted to be granted pursuant to the Paramount Merger Agreement) or (b) any assets of it or any of its subsidiaries, except for sales in the ordinary course of business or which, individually, do not exceed $10 million or which, in the aggregate, do not exceed $25 million;
(iii) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, except (a) in the case of Viacom, with respect to the Viacom Preferred Stock, (b) in the case of Paramount, regular quarterly dividends in amounts not in excess of $.20 per share of Paramount Common Stock, per quarter and payable consistent with past practice; provided that, prior to the declaration of any such dividend, Paramount shall consult with Viacom as to the timing and advisability of declaring any such dividend, and (c) dividends declared and paid by a subsidiary of either Paramount or Viacom, each such dividend to be declared and paid in the ordinary course of business consistent with past practice; (iv) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock other than acquisitions by a dividend reinvestment plan or by any Paramount benefit plan with an employee stock fund or employee stock ownership plan feature, consistent with applicable securities laws; (v) (a) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any corporation, partnership, other business organization or any division thereof or any assets, except for such acquisitions which, individually, do not exceed $10 million or which, in the aggregate, do not exceed $25 million; (b) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except (1) for any such indebtedness incurred by Viacom in connection with the Paramount Merger or the Offer, (2) the
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refinancing of existing indebtedness, (3) borrowings under commercial paper programs in the ordinary course of business, (4) borrowings under existing bank lines of credit in the ordinary course of business, or (5) which, in the aggregate, do not exceed $25 million; or (c) enter into or amend any contract, agreement, commitment or arrangement with respect to any matter described in this clause (v); (vi) increase the compensation payable or to become payable to its executive officers or employees, except for increases in the ordinary course of business in accordance with past practices, or grant any severance or termination pay to, or enter into any employment or severance agreement with any director or executive officer of it or any of its subsidiaries, or establish, adopt, enter into or amend in any material respect or take action to accelerate any rights or benefits under any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, executive officer or employee; or (vii) take any action, other than reasonable and usual actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures.

CONDITIONS TO CONSUMMATION OF THE PARAMOUNT MERGER

     The obligations of Viacom and Paramount to consummate the Paramount Merger are subject to the satisfaction or, where legally permissible, waiver of various conditions, including (i) the effectiveness of the Registration Statement and the absence of any stop order suspending the effectiveness thereof and any proceedings for that purpose initiated by the Commission; (ii) the approval of the Paramount Merger Agreement by the requisite holders of Paramount Common Stock and the approval of the Paramount Merger Agreement and related transactions by the requisite holders of Viacom Class A Common Stock; (iii) no governmental entity having enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Paramount Merger or any transaction contemplated by the Paramount Merger Agreement; provided, however, that the parties have agreed to use their reasonable best efforts to cause any such decree, judgment, injunction or other order to be vacated or lifted; and (iv) the shares of Viacom Class B Common Stock and the Viacom Warrants, Viacom Merger Debentures and CVRs issuable to stockholders of Paramount in accordance with the terms of the Paramount Merger Agreement being authorized for listing on AMEX upon official notice of issuance.

     The obligations of Paramount to effect the Paramount Merger and the other transactions contemplated by the Paramount Merger Agreement are also subject to the following conditions: (i) each of the representations and warranties of Viacom contained in the Paramount Merger Agreement being true and correct as of the Paramount Effective Time, as though made on and as of the Paramount Effective Time, except (a) for changes specifically permitted by the Paramount Merger Agreement and (b) that those representations and warranties which address matters only as of a particular date are required to remain true and correct as of such date, except in any case for such failures to be true and correct which would not, individually or in the aggregate, have a material adverse effect on Viacom and its subsidiaries, taken as a whole; (ii) Viacom having performed or complied in all material respects with all agreements and covenants required by the Paramount Merger Agreement to be performed or complied with by it on or prior to the Paramount Effective Time; (iii) since the date of the Paramount Merger Agreement, there being no change, occurrence or circumstance in the business, results of operations or financial condition of Viacom or any of its subsidiaries having or reasonably likely to have, individually or in the aggregate, a material adverse effect on the business, results of operations or financial condition of Viacom and its subsidiaries, taken as a whole; and (iv) Viacom having filed with the Secretary of State of the State of Delaware a certificate of amendment to Viacom's Restated Certificate of Incorporation pursuant to which certain amendments required by the Paramount Merger Agreement became effective (to the extent not previously voted upon and approved by the holders of Viacom Class A Common Stock).

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RESTRICTIONS ON GOING PRIVATE TRANSACTIONS

     From and after the Paramount Effective Time and until the tenth anniversary of the Paramount Effective Time, Viacom shall not enter into any agreement with any stockholder (a "Significant Stockholder") who beneficially owns more than 35% of the then outstanding securities entitled to vote at a meeting of the stockholders of Viacom that would constitute a Rule 13e-3 transaction under the Exchange Act (a "Going Private Transaction"), unless Viacom provides in any agreement pursuant to which such Going Private Transaction shall be effected that, as a condition to the consummation of such Going Private Transaction, (a) the holders of a majority of the shares not beneficially owned by the Significant Stockholder that are voted and present at the meeting of stockholders called to vote on such Going Private Transaction shall have voted in favor thereof and (b) a special committee of independent directors shall have
(i) approved the terms and conditions of the Going Private Transaction and shall have recommended that the stockholders vote in favor thereof and (ii) received from its financial advisor a written financial fairness opinion for inclusion in the proxy statement to be delivered to the stockholders. Such restrictions shall not apply to any Significant Stockholder if there exists another stockholder who beneficially owns a greater percentage of outstanding securities entitled to vote at the meeting than such Significant Stockholder.

BLOCKBUSTER MERGER AGREEMENT

     Viacom has agreed that the terms of the Blockbuster Merger Agreement shall not, without the consent of Paramount, be amended or waived in any manner that would have a material adverse effect on the value of the Paramount Merger Consideration and the consideration paid pursuant to the Offer, taken together.

INDEMNIFICATION; INSURANCE

     Viacom and Paramount have agreed in the Paramount Merger Agreement that the Certificate of Incorporation and By-laws of Paramount will contain the provisions with respect to indemnification set forth in the Restated Certificate of Incorporation and By-laws of Viacom on the date of the Paramount Merger Agreement, which provisions will not be amended, repealed or otherwise modified for a period of six years after the Paramount Effective Time in any manner that would adversely affect the rights thereunder of individuals who at any time prior to the Paramount Effective Time were directors or officers of Paramount in respect of actions or omissions occurring at or prior to the Paramount Effective Time (including, without limitation, the transactions contemplated by the Paramount Merger Agreement), unless such modification is required by law. The parties have also agreed in the Paramount Merger Agreement that after the Paramount Effective Time, Paramount will indemnify, defend and hold harmless the present and former officers and directors of Paramount (collectively, the "Indemnified Parties") against all losses, expenses, claims, damages, liabilities or amounts that are paid in settlement of, with the approval of the combined company (which approval shall not unreasonably be withheld), or otherwise in connection with any claim, action, suit, proceeding or investigation (a "Claim"), based in whole or in part on the fact that such person is or was a director or officer of Paramount and arising out of actions or omissions occurring at or prior to the Paramount Effective Time (including, without limitation, the transactions contemplated by the Paramount Merger Agreement), in each case to the full extent permitted under the DGCL. Viacom and Paramount have agreed in the Paramount Merger Agreement that Paramount will advance expenses as incurred to the fullest extent permitted by the DGCL, provided that the recipient thereof provides the undertaking to repay such advances contemplated by the DGCL. Viacom and Paramount have also agreed in the Paramount Merger Agreement that if any such claim, action or proceeding is brought against any indemnified party (whether arising prior to or after the Paramount Effective Time) after the Paramount Effective Time, Paramount will pay the reasonable fees and expenses of counsel selected by such indemnified party and will use its reasonable best efforts to assist in the vigorous defense of such matter.

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     The Paramount Merger Agreement further provides that, with respect to matters occurring prior to the Paramount Effective Time, Paramount will cause to be maintained for three years after the Paramount Effective Time the current policies of directors' and officers' liability insurance maintained by Paramount, or may substitute therefor policies of at least the same coverage, containing terms and conditions which are no less advantageous. Paramount will not be required to pay premiums for such insurance in excess of an amount equal to 200% of current annual premiums paid by Paramount for such insurance.

TERMINATION

     The Paramount Merger Agreement may be terminated at any time prior to the Paramount Effective Time, whether before or after approval of the Paramount Merger Agreement by the stockholders of Paramount or the approval of the issuance of the shares of Viacom Common Stock in accordance with the Paramount Merger Agreement by the stockholders of Viacom (a) by mutual consent of Paramount and Viacom; (b) by Paramount, upon a breach by Viacom of any of its representations, warranties, covenants or agreements set forth in the Paramount Merger Agreement, or if any representation or warranty of Viacom shall have become untrue, in either case such that the conditions relating to such other party's representations, warranties, agreements or covenants would be incapable of being satisfied by July 31, 1994 (provided that in any case, a wilful breach will be deemed to cause such conditions to be incapable of being satisfied); (c) by either Viacom or Paramount, if any permanent injunction or action by any governmental entity preventing the consummation of the Paramount Merger shall have become final and nonappealable; (d) by either Viacom or Paramount, if the Paramount Merger shall not have been consummated before July 31, 1994; provided, however, that the Paramount Merger Agreement may be extended by written notice of either Viacom or Paramount to a date not later than September 30, 1994, if the Paramount Merger shall not have been consummated as a direct result of Viacom or Paramount having failed by July 31, 1994 to receive all required regulatory approvals or consents with respect to the Paramount Merger; and (e) by either Viacom or Paramount, if the Paramount Merger Agreement shall fail to receive the requisite vote for approval and adoption by the stockholders of Paramount or Viacom at their respective Special Meeting.

     In the event of termination of the Paramount Merger Agreement by either Viacom or Paramount, the Paramount Merger Agreement will become void and there will be no liability or obligation on the part of Viacom or Paramount other than under certain provisions of the Paramount Merger Agreement relating to any breach of the Paramount Merger Agreement or confidential treatment of non-public information.

EXPENSES

     Under the Paramount Merger Agreement all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by Viacom and Paramount will be borne solely and entirely by the party which has incurred such costs and expenses; provided, however, that all costs and expenses related to printing, filing and mailing the Registration Statement and this Proxy Statement/Prospectus and all Commission and other regulatory filing fees incurred in connection with the Registration Statement and this Proxy Statement/Prospectus will be borne equally by Paramount and Viacom.

AMENDMENT AND WAIVER

     Subject to applicable law, the Paramount Merger Agreement may be amended by action taken by or on behalf of the respective Boards of Directors of Viacom or Paramount at any time prior to the Paramount Effective Time. After approval of the Paramount Merger by the stockholders of Paramount
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or Viacom, no amendment, which under applicable law may not be made without the approval of the stockholders of Paramount or Viacom, may be made without such approval.

     At any time prior to the Paramount Effective Time, either Paramount or Viacom may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained in the Paramount Merger Agreement or in any document delivered pursuant thereto and (iii) waive compliance by the other party with any of the agreements or conditions contained therein.


     On May 26, 1994, the Viacom Board and the Reconstituted Board of Directors of Paramount approved the May Amendment, the principal purposes of which were to
(i) add Merger Subsidiary as a party, (ii) provide for the merger of Merger Subsidiary with and into Paramount (rather than Paramount into Viacom) and (iii) provide for the treatment of Paramount Stock Options in the Paramount Merger as described under "The Paramount Merger--Effect on Employee Benefit Stock Plans."



                     EXCHANGE ACT REGISTRATION AND TRADING
                         OF THE PARAMOUNT COMMON STOCK



     Paramount Common Stock is currently registered under the Exchange Act, which requires, among other things, that Paramount furnish certain information to its stockholders and to the Commission and comply with the Commission's proxy rules in connection with meetings of stockholders. Registration of the Paramount Common Stock also makes certain provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b), applicable to Paramount and its officers and directors. Registration of the Paramount Common Stock under the Exchange Act may be terminated upon the application of Paramount to the Commission if the Paramount Common Stock is not quoted through the inter-dealer quotation system of a registered national securities association and there are fewer than 300 holders of record of such class, which conditions will be satisfied upon consummation of the Paramount Merger. Paramount intends to file with the Commission a notice of termination of registration of Paramount Common Stock as soon as practicable after the Paramount Effective Time. After consummation of the Paramount Merger, Paramount may no longer be required to file annual and quarterly reports with the Commission, comply with the proxy rules or send annual reports to stockholders. In addition, upon the effectiveness of the termination of registration, Paramount, its officers and directors and certain of its stockholders will no longer be required to make any other filing with the Commission with respect to the Paramount Common Stock. It is expected that, after the effective date of the Paramount Merger, Paramount Common Stock will cease to be traded on the NYSE.


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                             THE BLOCKBUSTER MERGER

BLOCKBUSTER

     Blockbuster is an international entertainment company with businesses operating in the home video, music retailing and filmed entertainment industries. Blockbuster also has investments in other entertainment related businesses. The principal executive offices of Blockbuster are located at One Blockbuster Plaza, Fort Lauderdale, Florida 33301 (telephone: (305) 832-3000).

     HOME VIDEO RETAILING. Blockbuster owns, operates and franchises Blockbuster Video videocassette rental and sales stores. Blockbuster believes that Blockbuster Video stores, which range in size from approximately 3,800 to 11,500 square feet, are generally larger than most videocassette rental and sales stores. Blockbuster Video stores generally carry a comprehensive selection of 7,000 to 13,000 prerecorded videocassettes, consisting of more than 5,000 titles. The proprietary computer software used in Blockbuster Video stores has been designed and developed by Blockbuster and is available only to Blockbuster-owned and franchise-owned Blockbuster Video stores and to other video stores which are to be converted to the Blockbuster Video format. Blockbuster's home video stores do not sell video hardware at retail, although video hardware is typically included in store equipment sold at wholesale to franchise owners. Blockbuster Video stores, however, offer customers a limited number of video hardware units for rental. According to a survey published in the December 1993 issue of Video Store Magazine, Blockbuster's and its franchise owners' systemwide revenue from the rental and sale of prerecorded videocassettes is greater than that of any other video specialty chain in the United States.

     Since February 1992, Blockbuster has operated video stores under the trade name "Ritz" in the United Kingdom and Austria through Cityvision. These stores average 1,100 square feet in size with, on average, approximately 3,000 prerecorded videocassettes available for rental and sale.

     Since acquiring all of the outstanding capital stock of Super Club from subsidiaries of Philips Electronics N.V. ("Philips") in November 1993, Blockbuster has operated video stores under the trade names "Video Towne", "Alfalfa", "Movies at Home" and "Movieland" in the United States. These stores average 6,700 square feet in size with, on average, approximately 5,000 prerecorded videocassettes available for rental and sale.

     As of December 31, 1993, there were 3,593 video stores operating in Blockbuster's system, of which 2,698 were Blockbuster-owned and 895 were franchise-owned. Blockbuster-owned video stores at December 31, 1993 included 775 stores operating under the "Ritz" trade name in the United Kingdom and Austria and 120 stores operating under the "Video Towne", "Alfalfa", "Movies at Home" and "Movieland" trade names. The Blockbuster Video system operates in 49 states and 9 foreign countries.

     MUSIC RETAILING. Through music stores operating under various trade names, including "Blockbuster Music Plus", "Sound Warehouse", "Music Plus", "Record Bar", "Tracks", "Turtle's" and "Rhythm and Views", Blockbuster is among the largest specialty retailers of prerecorded music in the United States, with 511 stores operating throughout the country as of December 31, 1993. Blockbuster is also a partner in an international joint venture with Virgin to develop music "Megastores" in continental Europe, Australia and the United States. The joint venture currently owns interests in and operates 20 "Megastores."

     FILMED ENTERTAINMENT. Blockbuster has interests in the filmed entertainment industry through investments in Spelling Entertainment and Republic Pictures, each of which operates in a broad range of filmed entertainment businesses, supported by an extensive library of television series, feature films, television movies, mini-series and specials. Blockbuster owns approximately 70.5% of Spelling Entertainment's outstanding shares of common stock and approximately 39% of Republic Pictures' outstanding shares of common stock, including shares subject to certain warrants, as of December 31, 1993.

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     Spelling Entertainment and Republic Pictures have entered into an agreement pursuant to which Spelling Entertainment will acquire Republic Pictures, which transaction is expected to be consummated during the second quarter of 1994.

     OTHER ENTERTAINMENT. As of December 31, 1993, Blockbuster owned approximately 19.1%, of the outstanding common stock of Discovery Zone. Discovery Zone owns, operates and franchises Discovery Zone FunCenters. Blockbuster currently operates 34 Discovery Zone facilities as a franchisee of Discovery Zone and has rights to develop additional Discovery Zone facilities directly and in a joint venture with Discovery Zone.


     CERTAIN RECENT DEVELOPMENTS. For a description of Blockbuster's purchase of Series A Preferred Stock see "Sale of Viacom Preferred Stock." For a description of Blockbuster's purchase of Viacom Class B Common Stock, see "--Certain Transactions Between Viacom and Blockbuster and With Their Stockholders." During the three months ended March 31, 1994, Blockbuster acquired businesses that own and operate video stores and indoor recreational facilities for children and invested in a business which develops, publishes and distributes interactive software. The aggregate purchase price paid by Blockbuster was approximately $53,040,000 and consisted of cash and 1,358,706 shares of Blockbuster Common Stock.



     In a letter to stockholders dated May 4, 1994, H. Wayne Huizenga, the Chairman of the Board of Blockbuster, stated that, although Blockbuster continues to believe that the combination of Blockbuster with Viacom and Paramount represents an excellent strategic opportunity, given Viacom's stock prices as of the date of his letter, there could be no assurance that the Blockbuster Board would be able to recommend the Blockbuster Merger Agreement to the Blockbuster stockholders at the time of any stockholder meeting called to vote on the Blockbuster Merger. Mr. Huizenga also stated, among other things, that Blockbuster was unable to say whether or not the Blockbuster Merger would go forward or whether or not any special meeting of Blockbuster stockholders would be called to vote on the Blockbuster Merger.


CERTAIN TRANSACTIONS BETWEEN VIACOM AND BLOCKBUSTER AND WITH THEIR STOCKHOLDERS

  Blockbuster Subscription Agreement.


     On March 10, 1994 Blockbuster purchased approximately 22.7 million shares of Viacom Class B Common Stock for an aggregate purchase price of approximately $1.25 billion, or $55 per share pursuant to the Blockbuster Subscription Agreement. If the Blockbuster Merger Agreement is terminated, Viacom will be obligated to make certain payments to Blockbuster or to sell certain assets to Blockbuster in the event that Viacom Class B Common Stock trades (for a specified period) at levels below $55 per share during the one year period after such termination.


  Blockbuster Voting Agreement.

     Pursuant to the Blockbuster Voting Agreement, NAI has agreed to vote its shares of Viacom Class A Common Stock in favor of the Blockbuster Merger Agreement and against any competing business combination proposal. Approval of the Blockbuster Merger Agreement by the stockholders of Viacom is therefore assured.

  Blockbuster Stockholders Stock Option Agreement.

     Pursuant to the Amended and Restated Stockholders Stock Option Agreement dated as of January 7, 1994 (the "Blockbuster Stockholders Stock Option Agreement"), among Viacom and certain stockholders of Blockbuster (the "Blockbuster Option Stockholders"), the Blockbuster Option Stockholders have granted to Viacom (i) options to purchase an aggregate of approximately 15.6 million shares of Blockbuster Common Stock (representing approximately 6.3% of the outstanding Blockbuster Common Stock as of January 7, 1994), and shares subsequently acquired by the Blockbuster Option
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Stockholders, at a price of $30.125 per share under certain circumstances in the event the Blockbuster Merger Agreement is terminated and (ii) proxies to vote such shares in favor of the Blockbuster Merger and against any competing business combination proposal.

  Blockbuster Proxy Agreement.

     Pursuant to the Amended and Restated Proxy Agreement dated as of January 7, 1994 (the "Blockbuster Proxy Agreement") among Viacom and certain stockholders of Blockbuster (the "Blockbuster Proxy Stockholders"), the Blockbuster Proxy Stockholders have granted to Viacom proxies to vote shares of Blockbuster Common Stock owned by such stockholders in favor of the Blockbuster Merger Agreement and against any competing business combination proposal, which shares, together with the shares subject to the Blockbuster Stockholders Stock Option Agreement (collectively, the "Blockbuster Proxy Shares"), represent approximately 22.3% of the outstanding shares of Blockbuster Common Stock as of January 7, 1994.

FORM OF THE BLOCKBUSTER MERGER

     If all required stockholder approvals are obtained and all other conditions to the Blockbuster Merger are satisfied or waived, then Blockbuster will be merged with and into Viacom, with Viacom being the surviving corporation.

BLOCKBUSTER MERGER CONSIDERATION

     At the Blockbuster Effective Time, each share of Blockbuster Common Stock that is issued and outstanding immediately prior to the Blockbuster Effective Time (other than shares of Blockbuster Common Stock owned by Viacom or any direct or indirect wholly owned subsidiary of Viacom or of Blockbuster and other than shares of Blockbuster Common Stock held by stockholders who shall have demanded and perfected appraisal rights, if available, under the DGCL) will be automatically converted into the right to receive (i) 0.08 of a share of Viacom Class A Common Stock, (ii) 0.60615 of a share of Viacom Class B Common Stock and
(iii) up to an additional 0.13829 of a share of Viacom Class B Common Stock, with such number of shares depending on market prices of Viacom Class B Common Stock during the year following the Blockbuster Effective Time, evidenced by one VCR. No fractional securities will be issued in the Blockbuster Merger.

     The VCRs represent the right to receive shares of Viacom Class B Common Stock under certain circumstances on the first anniversary of the Blockbuster Effective Time (the "VCR Conversion Date"). The number of shares of Viacom Class B Common Stock into which each VCR will convert on the VCR Conversion Date will not exceed 0.05929 of a share of Viacom Class B Common Stock if the average of the closing prices for a share of Viacom Class B Common Stock exceeds $40 per share during any 30 consecutive trading day period following the Blockbuster Effective Time and prior to the VCR Conversion Date. In the event that during any such period such average price exceeds $52 per share, the VCRs will terminate and have no value and the holders thereof will have no further rights with respect to the VCRs.

     If the calculation in the above paragraph is inapplicable, the number of shares of Viacom Class B Common Stock into which the VCRs will convert will generally be based upon the value of Viacom Class B Common Stock (the "Class B Value") determined during the 90 trading day period (the "VCR Valuation Period") immediately preceding the VCR Conversion Date. The Class B Value will be equal to the average closing price of a share of Viacom Class B Common Stock during the 30 consecutive trading days in the VCR Valuation Period which yields the highest average closing price of a share of Viacom Class B Common Stock. In the event that the Class B Value is more than $40 per share but less than $48 per share, each VCR will convert into 0.05929 of a share of Viacom Class B Common Stock on the VCR Conversion Date. If the Class B Value is $40 per share or below, the number of shares of Viacom Class B Common Stock into which each VCR will convert on the VCR Conversion Date will increase ratably to the maximum of 0.13829 of a share of Viacom Class B Common Stock, which will occur if the Class B Value is $36 per share or below. If the Class B Value is $48 per share or above, the number of shares of Viacom Class B Common Stock into which the VCR will convert on the VCR Conversion Date will decrease ratably to zero, which will occur if the Class B Value is $52 per share or above.

     The dollar amounts will be reduced by a percentage equal to any percentage decline in excess of 25% in the Standard & Poor's 400 Index from the Blockbuster Effective Time until the VCR Conversion Date. Certain days are not included as "trading days" if the number of shares of Viacom Class B Common Stock traded on such days is below specified levels. See "Description of Viacom Capital Stock--Viacom Common Stock."

     Upon consummation of the Blockbuster Merger, any shares of Blockbuster Common Stock owned by Viacom or any direct or indirect wholly owned subsidiary of Blockbuster or Viacom will be cancelled.

     The Blockbuster Merger Consideration was determined through negotiations between Viacom and Blockbuster, each of which was advised with respect to such negotiations by its respective financial advisor.

     Any shares of Viacom Class A Common Stock, shares of Viacom Class B Common Stock or VCRs issued as part of the Blockbuster Merger Consideration, or shares of Viacom Class B Common Stock issued upon the maturity of the VCRs, to residents of Canada may be subject to certain resale restrictions, including that they may be required to be resold outside of Canada or pursuant to an available exemption under applicable Canadian securities laws.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Blockbuster Merger will constitute a reorganization within the meaning of section 368(a)(1)(A) of the Code. Neither Blockbuster nor Viacom will recognize any gain or loss as a result of the Blockbuster Merger. No ruling has been (or will be) sought from the Internal Revenue Service as to the tax consequences of the Blockbuster Merger.

APPRAISAL RIGHTS WITH RESPECT TO THE BLOCKBUSTER MERGER

     It is uncertain whether appraisal rights are available to holders of Blockbuster Common Stock under the DGCL in connection with the Blockbuster Merger. Although the VCRs evidence only the right to receive shares of Viacom Class B Common Stock under certain circumstances, the VCRs could be characterized as consideration other than shares of stock of Viacom. If the VCRs are considered to be "shares of stock" of Viacom under Section 262(b) of the DGCL, then the holders of Blockbuster Common Stock will not have appraisal rights. However, if the VCRs are not considered to be "shares of stock," then appraisal rights will be available to those stockholders of Blockbuster who meet and comply with the requirements of Section 262 of the DGCL. Stockholders of Viacom will have no appraisal rights in connection with the Blockbuster Merger.

TREATMENT OF BLOCKBUSTER WARRANTS AND EMPLOYEE STOCK OPTIONS

     The Blockbuster Merger Agreement provides that, at the Blockbuster Effective Time, Viacom will assume Blockbuster's obligations with respect to each outstanding stock option to purchase shares of Blockbuster Common Stock, subject to the following modification. The Blockbuster stock options assumed by Viacom will have the same terms and conditions as those of the applicable stock option plans and agreements pursuant to which the Blockbuster stock options were issued except that each Blockbuster stock option will be exercisable for (A) that number of whole shares of (i) Viacom Class A Common Stock equal to the product of the number of shares of Blockbuster Common Stock covered by such Blockbuster stock option multiplied by 0.08 and (ii) Viacom Class B Common Stock equal to the product of the number of shares of Blockbuster Common Stock covered by such Blockbuster stock
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option multiplied by 0.60615 and (B) that number of VCRs equal to the number of shares of Blockbuster Common Stock covered by such Blockbuster stock option (or, on or after the VCR Conversion Date, the number of shares of Viacom Class B Common Stock (if any) into which the VCRs were converted).

     At January 31, 1994, an aggregate of 18,163,772 shares of Blockbuster Common Stock were subject to options granted to employees and directors of Blockbuster under various stock option plans. Such plans generally provide that the options granted thereunder become immediately exercisable in the event Blockbuster participates in a Business Combination with a Substantial Stockholder (each as defined under the Blockbuster Certificate of Incorporation). The Blockbuster Merger would constitute a Business Combination of Blockbuster with a Substantial Stockholder and, accordingly, options granted under those stock plans will become immediately exercisable upon consummation of the Blockbuster Merger. However, Viacom and Blockbuster have agreed to use their best efforts to secure from each executive of Blockbuster who enters into an employment agreement with Blockbuster an agreement that such executive will waive such acceleration of exercisability, which waiver will lapse (resulting in the executive's options becoming immediately exercisable if they have not already done so in accordance with the applicable vesting schedule) upon a termination of the executive's employment for any reason.

     Under the Blockbuster Merger Agreement, Blockbuster has the right to adopt one or more additional stock option plans covering up to an additional 4,500,000 shares of Blockbuster Common Stock. On February 7, 1994, the Board of Directors of Blockbuster adopted, subject to stockholder approval, Blockbuster's 1994 Stock Option Plan and an amendment to Blockbuster's 1991 Non-employee Director Stock Option Plan.

     At March 3, 1994, 3,488,859 shares of Blockbuster Common Stock were subject to warrants held beneficially by employees or directors of Blockbuster. Warrants held by employees or directors of Blockbuster will be converted into Viacom warrants on the same terms and conditions except that each such warrant will be exercisable for (A) that number of whole shares of (i) Viacom Class A Common Stock equal to the product of the number of shares of Blockbuster Common Stock covered by such Blockbuster warrant multiplied by 0.08 and (ii) Viacom Class B Common Stock equal to the product of the number of shares of Blockbuster Common Stock covered by such Blockbuster warrant multiplied by 0.60615 and (B) that number of VCRs equal to the number of shares of Blockbuster Common Stock covered by such Blockbuster warrant (or, on or after the VCR Conversion Date, the number of shares of Viacom Class B Common Stock (if any) into which the VCRs were converted). Warrants of Blockbuster Common Stock which are not held by employees or directors of Blockbuster will be treated in accordance with their terms.

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                             CERTAIN CONSIDERATIONS

     Stockholders of Viacom and Paramount should consider carefully all of the information contained in this Proxy Statement/Prospectus and, in particular, the following:


          Financial Terms of the Offer and the Paramount Merger. Smith Barney has delivered its opinion to the Board of Directors of Viacom that, as of February 1, 1994, the financial terms of the Offer and the Paramount Merger, taken together, were fair, from a financial point of view, to Viacom and its stockholders, whether or not the Blockbuster Merger is consummated. Lazard Freres has delivered its opinion to the Board of Directors of Paramount that, as of February 4, 1994 (i) the Viacom Transaction Consideration was fair to the holders of Paramount Common Stock from a financial point of view, (ii) the QVC Transaction Consideration was fair to the holders of Paramount Common Stock from a financial point of view and (iii) the Viacom Transaction Consideration was marginally superior to the QVC Transaction Consideration from a financial point of view. However, no assurances can be given with respect to the prices at which the Viacom Class B Common Stock will trade after the date hereof or after the Paramount Effective Time or the prices at which the Viacom Merger Debentures (or, if issued, the Series C Preferred Stock and the Viacom Exchange Debentures), the CVRs and the Viacom Warrants will trade after the Paramount Effective Time. There has been no public trading market for the Viacom Merger Debentures, CVRs or Viacom Warrants and there can be no assurances that an active market for such securities will develop or continue after the Paramount Merger.



          Controlling Stockholder. Immediately after completion of the Paramount Merger and before the completion of the Blockbuster Merger, NAI (which is controlled by Sumner M. Redstone) will own approximately 85% of the voting stock and 46% of the total (voting and non-voting) common stock of Viacom. Immediately after completion of the Mergers, NAI will own approximately 62% of the voting stock and approximately 25% of the total (voting and non-voting) common stock of Viacom. As such, Mr. Redstone will be in a position to control the election of the Board of Directors as well as the direction and future operations of Viacom (although certain provisions of the Paramount Merger Agreement and the Blockbuster Merger Agreement restrict the ability of certain large stockholders from engaging in going private transactions). See "The Paramount Merger--Ownership of Viacom Common Stock After the Mergers" and "Certain Provisions of the Paramount Merger Agreement--Restrictions On Going Private Transactions."


          Total Indebtedness and Certain Refinancing. Viacom anticipates that, following the Mergers, the combined company will have outstanding total indebtedness of approximately $10.0 billion ($8.0 billion if the Blockbuster Merger is not consummated) and 5% Viacom Preferred Stock with a liquidation preference of $1.2 billion ($1.8 billion if the Blockbuster Merger is not consummated). Of such $10.0 billion, $3.7 billion was borrowed under Viacom's Credit Agreement and must be repaid by November 18, 1994. In addition, the $1.0 billion borrowed under the New Blockbuster Facility must be repaid by February 14, 1995 and both the New Blockbuster Facility and the Blockbuster Credit Agreement contain certain covenants and events of default, including a change of control default, which will require either a waiver in connection with the Blockbuster Merger or the refinancing of the indebtedness incurred under such facilities prior to the Blockbuster Merger.


          Accordingly, assuming consummation of the Blockbuster Merger, the foregoing facilities, together with other current maturities, may require Viacom to refinance up to $5.7 billion ($4.0 billion if the Blockbuster Merger is not consummated) within the next six months. During May 1994, Viacom received commitments in the aggregate amount of $3.0 billion from Bank of America NT&SA, Citibank, N.A., Morgan Guaranty Trust Company of New York and The Bank of New York, managing agents under a proposed long-term $6.8 billion credit facility, subject to receiving commitments for the remainder of the facility. The new facility is expected to have scheduled maturities commencing December 1996 and a final maturity of July 2002. The new

     Viacom facility will refinance existing bank indebtedness at Viacom, Viacom International and Paramount and will be available for general corporate purposes. Viacom expects during the second quarter of 1994 to receive commitments for the remainder of the facility from a syndicate of financial institutions.



          On May 5, 1994, Viacom, Viacom International and Paramount filed a shelf registration statement with the Commission registering $3 billion of debt securities and preferred stock, guaranteed by Viacom International and, after the Paramount Effective Time, Paramount. Some or all of the securities may be issued in one or more offerings.



          Although Viacom expects that it will be able to refinance its indebtedness and meet its obligations without the need to sell any assets, Viacom is continuing to review opportunities for the sale of non-strategic assets as such opportunities may arise, including the exploration of the sale of the operations of Madison Square Garden and certain non-core publishing assets.



          Changing Competitive Environment. The entertainment and telecommunications industries of which the combined company will be a part are rapidly changing as a result of evolving distribution technologies, particularly the advent of digital compression, and related ongoing and anticipated changes to regulation of the communications industry. The future success of the combined company will be affected by such changes, the nature of which cannot be forecast with certainty. Although management believes that such technological developments are likely to enhance the value of the combined company's entertainment properties and trademarks, there can be no assurance that such developments will not limit the combined company's access to certain distribution channels or create additional competitive pressures on some or all of the combined company's businesses.


          Combining the Companies. Viacom, Paramount and Blockbuster are large, diversified enterprises, with operations and sales worldwide. Although management of the companies believe that their respective operations are complementary and that, assuming approval by the stockholders of Blockbuster, integration of the companies will be accomplished promptly and without substantial difficulty, there can be no assurance that future results will improve as a result of the Mergers. If the Mergers are consummated, the combined company, on a pro forma basis, will be substantially more leveraged than any of Paramount, Viacom or Blockbuster immediately prior to the Mergers. See "Unaudited Pro Forma Combined Condensed Financial Statements."

          Consummation of the Blockbuster Merger. Although Viacom and Blockbuster have entered into the Blockbuster Merger Agreement and Viacom has the right to vote the Blockbuster Proxy Shares, representing approximately 22.3% of the outstanding shares of Blockbuster Common Stock as of January 7, 1994, the Blockbuster Merger remains subject to stockholder approval. As such, there can be no assurance that the Blockbuster Merger will be consummated. In considering the Mergers, the Viacom Board of Directors concluded that, even without Blockbuster, the combination of Viacom with Paramount could be financed on a reasonable basis and would result in all of the benefits described under "Special Factors--Reasons for the Paramount Merger; Recommendations of the Board of Directors; Fairness of the Transaction."

          In a letter to stockholders dated May 4, 1994, H. Wayne Huizenga, the Chairman of the Board of Blockbuster, stated that, although Blockbuster continues to believe that the combination of Blockbuster with Viacom and Paramount represents an excellent strategic opportunity, given Viacom's stock prices as of the date of his letter, there could be no assurance that the Blockbuster Board would be able to recommend the Blockbuster Merger Agreement to the Blockbuster stockholders at the time of any stockholder meeting called to vote on the Blockbuster Merger. Mr. Huizenga also stated, among other things, that Blockbuster was unable to say whether or not the Blockbuster Merger would go forward or whether or not any special meeting of Blockbuster stockholders would be called to vote on the Blockbuster Merger.

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

       AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION OF VIACOM


     Viacom's Board of Directors is proposing to amend Viacom's Restated Certificate of Incorporation to (i) increase the number of shares of Viacom Class A Common Stock authorized to be issued from 100 million to 200 million,
(ii) increase the number of shares of Viacom Class B Common Stock authorized to be issued from 150 million to one billion, (iii) increase the number of shares of the preferred stock of Viacom authorized to be issued from 100 million to 200 million and (iv) increase the maximum number of directors constituting the Board of Directors of Viacom from 12 to 20. The form of such amendment to the Viacom Restated Certificate of Incorporation is included in the Form of Certificate of Amendment, a copy of which is attached as Annex VII to this Proxy Statement/Prospectus.

     The additional shares of Viacom Class A Common Stock, Viacom Class B Common Stock and preferred stock of Viacom to be authorized would be available not only to consummate the Paramount Merger, but also for possible future financing and acquisition transactions, stock dividends or splits and other corporate purposes. The additional shares of Viacom Class A Common Stock, Viacom Class B Common Stock and preferred stock of Viacom would be available for issuance without further action by the stockholders of Viacom unless such action is required by applicable law or the rules of the AMEX, on which the issued shares of Viacom Class A Common Stock and Viacom Class B Common Stock are listed. The AMEX requires stockholder approval as a prerequisite to listing shares in certain instances, including in connection with acquisition transactions where the present or potential issuance of shares could result in an increase in the number of shares of common stock outstanding by 20% or more.


     On April 30, 1994 there were 53,449,525 issued and outstanding shares of Viacom Class A Common Stock and 90,083,203 issued and outstanding shares of Viacom Class B Common Stock. As of May 23, there were 61,135,478 outstanding shares of Paramount Common Stock not owned by Viacom. Based on this number, 56,895,733 shares of Viacom Class B Common Stock will be issued in the Paramount Merger at the Paramount Effective Time. On May 10, 1994, there were 249,063,868 shares of Blockbuster Common Stock outstanding. Based on this number, 19,925,109 shares of Viacom Class A Common Stock and 150,970,063 shares of Viacom Class B Common Stock will be issued in connection with the Blockbuster Merger at the Blockbuster Effective Time. Accordingly, 126,625,372 shares of Viacom Class A Common Stock and 702,051,001 shares of Viacom Class B Common Stock will be authorized but unissued immediately following the Mergers. For further information regarding Viacom Common Stock, see "Description of Viacom Capital Stock" and "Capitalization."


                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                            AND BY-LAWS OF PARAMOUNT

     Upon consummation of the Paramount Merger, the Certificate of Incorporation and By-Laws of Paramount shall be amended in their entirety to read as the Certificate of Incorporation and By-Laws of the Merger Subsidiary. The form of the proposed amendment to the Certificate of Incorporation and By-Laws of Paramount is included in the Form of Certificate of Merger for the Paramount Merger, a copy of which is attached as Annex VI to this Proxy Statement/Prospectus.

                    MANAGEMENT BEFORE AND AFTER THE MERGERS

EXECUTIVE OFFICERS AND DIRECTORS OF VIACOM


     GEORGE S. ABRAMS, see "Viacom Annual Meeting Matters--Election of
Directors."



     FRANK J. BIONDI, JR., see "Viacom Annual Meeting Matters--Election of Directors."


     RAYMOND A. BOYCE, Senior Vice President, Corporate Relations of Viacom and Viacom International, 58. Mr. Boyce assumed his present position in 1988. Prior to that, he served as Vice President, Public Relations of the Entertainment Business Sector of The Coca-Cola Company from 1982 to 1987. In 1979, Mr. Boyce joined Columbia Pictures Industries, Inc. and served first as Director, Corporate

Communications and later as Vice President, Corporate Communications until The Coca-Cola Company's acquisition of Columbia Pictures Industries, Inc. in 1982.

     VAUGHN A. CLARKE, Vice President, Treasurer of Viacom and Viacom International, 40. Mr. Clarke assumed his present position in April 1993. Prior to that, he spent 12 years at Gannett Co., Inc., where he held various management positions, most recently as Assistant Treasurer.


     PHILIPPE P. DAUMAN, see "Viacom Annual Meeting Matters--Election of Directors."



     THOMAS E. DOOLEY, Executive Vice President, Finance, Corporate Development and Communications of Viacom, Viacom International and Paramount, 37. Mr. Dooley was elected to his present position in March 1994. From July 1992 to March 1994, he served as Senior Vice President, Corporate Development of Viacom and Viacom International. From August 1993 to March 1994, he also served as President, Interactive Television of Viacom International. Prior to that, he served as Vice President, Treasurer of Viacom and Viacom International since 1987. In December 1990, he was named Vice President, Finance of Viacom and Viacom International. Mr. Dooley joined Viacom International in 1980 in the corporate finance area and held various positions in the corporate and divisional finance areas, including Director of Business Analysis from 1985 to 1986.



     WILLIAM C. FERGUSON, see "Viacom Annual Meeting Matters--Election of Directors."



     MICHAEL D. FRICKLAS, Senior Vice President, Deputy General Counsel of Viacom, Viacom International and Paramount, 34. Mr. Fricklas was elected to his present position with Viacom and Viacom International in March 1994 and with Paramount in April 1994. From July 1993 to March 1994, he served as Vice President, Deputy General Counsel of Viacom and Viacom International. He served as Vice President, General Counsel and Secretary of Minorco (U.S.A.) Inc. from 1990 to 1993. Prior to that, Mr. Fricklas was an attorney in private practice at the law firm of Shearman & Sterling.


     JOHN W. GODDARD, Senior Vice President of Viacom and Viacom International and President, Chief Executive Officer of Viacom Cable, 52. Mr. Goddard was elected Senior Vice President of Viacom in November 1987 and Senior Vice President of Viacom International and President, Chief Executive Officer of Viacom Cable Television in September 1983. In August 1980, Mr. Goddard was appointed President of Viacom Cable and, in September 1980, he was elected Vice President of Viacom International. From September 1978 through July 1980, Mr. Goddard was Executive Vice President, Viacom Communications. From June 1971 until September 1978, Mr. Goddard was President and General Manager of Tele-Vue Systems, a subsidiary of Viacom International.

     EDWARD D. HOROWITZ, Senior Vice President, Technology of Viacom and Viacom International and Chairman, Chief Executive Officer of New Media and Interactive Television, 46. Mr. Horowitz became Senior Vice President in April 1989 and served as Chairman, Chief Executive Officer of Viacom Broadcasting from July 1992 to March 1994. He was elected to his present positions in March 1994. From 1974 to April 1989, Mr. Horowitz held various positions with Home Box Office, most recently as Senior Vice President, Technology and Operations. Prior to that, he held several other management positions with Home Box Office, including Senior Vice President, Network Operations and New Business Development and Vice President, Affiliate Sales.


     H. WAYNE HUIZENGA, see "Viacom Annual Meeting Matters--Election of Directors."



     KEVIN C. LAVAN, Vice President, Controller and Chief Accounting Officer of Viacom and Viacom International, 41. Mr. Lavan was elected Vice President of Viacom and Viacom International in May 1989. He was elected Controller, Chief Accounting Officer of Viacom and Viacom International in December 1987. In December 1990, he assumed the added responsibilities of oversight of tax matters. From 1991 to 1992, he also served as Senior Vice President, Chief Financial Officer of Viacom Pictures. Mr. Lavan joined Viacom International in 1984 as Assistant Controller.


     HENRY J. LEINGANG, Senior Vice President, Chief Information Officer of Viacom and Viacom International, 44. Mr. Leingang was elected to his present position in May 1993. Prior to that, he served
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

as Vice President, Chief Information Officer when he joined Viacom in 1990. Mr. Leingang was Vice President, Information Services of the Trian Group (formerly Triangle Industries) from 1984 to 1990. From 1982 to 1984, he served as Corporate Director, MIS, and Manager, MIS Planning and Control for Interpace Corporation. Prior to that, he held positions with Touche Ross & Company, McGraw-Hill Book Company and General Electric Credit Corp.


     KEN MILLER, see "Viacom Annual Meeting Matters--Election of Directors."


     BRENT D. REDSTONE, see "Viacom Annual Meeting Matters--Election of Directors."


     SUMNER M. REDSTONE, see "Viacom Annual Meeting Matters--Election of Directors."


     WILLIAM A. ROSKIN, Senior Vice President, Human Resources and Administration of Viacom and Viacom International, 51. Mr. Roskin was elected to his present position in July 1992. Prior to that, he served as Vice President, Human Resources and Administration of Viacom and Viacom International from April 1988. From May 1986 to April 1988, he was Senior Vice President, Human Resources at Coleco Industries, Inc. From 1976 to 1986, he held various executive positions at Warner Communications, serving most recently as Vice President, Industrial and Labor Relations.


     FREDERIC V. SALERNO, see "Viacom Annual Meeting Matters--Election of Directors."


     WILLIAM SCHWARTZ, see "Viacom Annual Meeting Matters--Election of
Directors."


     GEORGE S. SMITH, JR., Senior Vice President, Chief Financial Officer of Viacom, Viacom International and Paramount, 45. Mr. Smith was elected to his present position with Viacom and Viacom International in November 1987 and with Paramount in April 1994. In May 1985, Mr. Smith was elected Vice President, Controller of Viacom International. From 1983 until May 1985, he served as Vice President, Finance and Administration of Viacom Broadcasting and from 1981 until 1983, he served as Controller of Viacom Radio. Mr. Smith joined Viacom International in 1977 in the Corporate Treasurer's office and until 1981 served in various financial planning capacities.


     MARK M. WEINSTEIN, Senior Vice President, Government Affairs of Viacom and Viacom International, 51. Mr. Weinstein was elected to his present position with Viacom and Viacom International in February 1993. Prior to that, Mr. Weinstein served as Senior Vice President, General Counsel and Secretary of Viacom and Viacom International beginning in the fall of 1987. In January 1986, Mr. Weinstein was appointed Vice President, General Counsel of Viacom International. From 1976 through 1985, he was Deputy General Counsel of Warner Communications and in 1980 became Vice President. Previously, Mr. Weinstein was an attorney in private practice at the law firm of Paul, Weiss, Rifkind, Wharton & Garrison.

EXECUTIVE OFFICERS AND DIRECTORS OF PARAMOUNT


     GEORGE S. ABRAMS, see "Viacom Annual Meeting Matters--Election of
Directors."


     FRANK J. BIONDI, JR., see "Viacom Annual Meeting Matters--Election of Directors."


     PHILIPPE P. DAUMAN, see "Viacom Annual Meeting Matters--Election of Directors."


     MARTIN S. DAVIS, Director of Paramount, 67. He was elected a Director of Paramount in 1967. Mr. Davis, who became a corporate officer of Paramount in 1969, served as Chairman from 1983 to April 1994 and as Chairman and Chief Executive Officer of Paramount from 1983 to March 1994. He is a member of the Board of Trustees of Montefiore Medical Center and is Chairman of the Board of Trustees of the New York City Chapter of the National Multiple Sclerosis Society. Mr. Davis is also a member of the FCC's Advisory Committee on Advanced Television Service.


     WILLIAM C. FERGUSON, see "Viacom Annual Meeting Matters--Election of Directors."


     IRVING R. FISCHER, Director of Paramount, 61. Mr. Fischer was elected a Director of Paramount in 1984 and is a member of the Audit Committee. Mr. Fischer is Chairman and Chief Executive Officer of HRH Construction Corporation. Mr. Fischer joined HRH Construction Corporation in 1956 and
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
assumed his present position in 1981. Mr. Fischer is Vice Chairman of the New York City Chapter of the National Multiple Sclerosis Society and a member of the New York City Holocaust Memorial Commission. He is an Adjunct Professor of Urban Planning, Columbia University.



     H. WAYNE HUIZENGA, see "Viacom Annual Meeting Matters--Election of Directors."



     KEN MILLER, see "Viacom Annual Meeting Matters--Election of Directors."



     RONALD L. NELSON, Director of Paramount, 41. Mr. Nelson was elected a Director of Paramount in 1992. Mr. Nelson served as Executive Vice President and Chief Financial Officer of Paramount from 1990 to March 1994 after having served as Senior Vice President and Chief Financial Officer since 1987. From 1979 to 1987, he held various operating and financial positions with Paramount Communications Entertainment Group and Paramount Pictures. Mr. Nelson is a member of the New York Chapter of Financial Executives Institute and serves on its CFO Advisory Board.


     DONALD ORESMAN, Director of Paramount, 68. Mr. Oresman was elected a Director of Paramount in 1976. Mr. Oresman served as Executive Vice President and General Counsel of Paramount from 1983 to March 1994 and as Chief Administrative Officer from 1987 to March 1994. Mr. Oresman practiced law with Simpson Thacher & Bartlett, attorneys, from 1957 until he joined Paramount in December 1983. He is a Director of North American Watch Corporation, a Trustee of The New York Landmarks Conservancy, and a Councilor of the American Antiquarian Society.

     JAMES A. PATTISON, Director of Paramount, 65. Mr. Pattison was elected a Director of Paramount in 1988 and is a member of Paramount's Audit Committee. Mr. Pattison is Chairman and Chief Executive Officer of The Jim Pattison Group. The Jim Pattison Group is a diversified company with operations in communications, automotive services, food products, packaging and financial services. Mr. Pattison founded the company in 1961 and has been its Chief Executive Officer since then. In 1986, Mr. Pattison served as President and Chairman of Expo '86, the World's Fair held in Vancouver, B.C. In 1986, he was made an officer of the Order of Canada. He is a Director of the Toronto-Dominion Bank and Canadian Pacific Ltd.


     BRENT D. REDSTONE, see "Viacom Annual Meeting Matters--Election of Directors."



     SUMNER M. REDSTONE, see "Viacom Annual Meeting Matters--Election of Directors."



     FREDERIC V. SALERNO, see "Viacom Annual Meeting Matters--Election of Directors."



     WILLIAM SCHWARTZ, see "Viacom Annual Meeting Matters--Election of
Directors."



     The names, business experience for the past five years and ages as of May 23, 1994 of all executive officers (who are not Directors) are listed below:


     THOMAS E. DOOLEY, see "--Executive Officers and Directors of Viacom."

     MICHAEL D. FRICKLAS, see "--Executive Officers and Directors of Viacom."

     ROBERT C. GREENBERG, Senior Vice President, Human Resources of Paramount,
36. Mr. Greenberg assumed his present position in 1993. Prior to that, he was a principal with the consulting firm of Towers Perrin.

     RUDOLPH L. HERTLEIN, Senior Vice President and Controller of Paramount, 53. Mr. Hertlein assumed his present position in 1993. Prior to that, he served as Senior Vice President, Internal Audit and Special Projects since 1992 and, before that, as Vice President, Internal Audit and Special Projects.

     LAWRENCE E. LEVINSON, Senior Vice President, Government Relations of Paramount, 63.

     GEORGE S. SMITH, JR., see "--Executive Officers and Directors of Viacom."

     The term of office of all directors is until the next annual meeting and the term of office of all officers is for one year and until their successors are chosen and qualify.

MANAGEMENT AFTER THE MERGERS


     Upon the completion of the Mergers, Sumner M. Redstone, currently the Chairman of the Board of Viacom and Paramount, will continue as Chairman of the Board of the combined company. Assuming consummation of the Blockbuster Merger,
H. Wayne Huizenga, currently the Chairman of the Board and Chief Executive Officer of Blockbuster and a Director of Viacom and Paramount, will become Vice Chairman of the combined company. Frank J. Biondi, Jr., currently President, Chief Executive Officer and Director of Viacom and Paramount, will remain President, Chief Executive Officer of the combined company. For a discussion of the Board of Directors of the combined company, see "Viacom Annual Meeting Matters--Election of Directors."


                      FINANCIAL MATTERS AFTER THE MERGERS

ACCOUNTING TREATMENT


     The Mergers will be accounted for by Viacom under the "purchase" method of accounting in accordance with generally accepted accounting principles. Therefore, the aggregate consideration paid by Viacom in connection with the Mergers will be allocated to Paramount's assets and liabilities or Blockbuster's assets and liabilities, as the case may be, based on their fair values with any excess being treated as goodwill. As is the case with all of Viacom's long-term assets and liabilities, Viacom will perform periodic reviews of the goodwill arising from the Mergers to ensure that this goodwill is carried at the lower of cost or market in light of current business conditions.



     The assets and liabilities and results of operations of Paramount (adjusted for minority ownership interests from the date of the purchase of the shares of Paramount Common Stock pursuant to the Offer through the Paramount Effective
Time) were consolidated into the assets and liabilities and results of operations of Viacom as of March 1, 1994. The assets and liabilities and results of operations of Blockbuster will be consolidated into the assets and liabilities and results of operations of Viacom subsequent to the Blockbuster Effective Time.


COMMON STOCK DIVIDEND POLICY AFTER THE PARAMOUNT MERGER AND THE MERGERS

     It is the current intention of the Viacom Board not to pay cash dividends on the Viacom Class A Common Stock or Viacom Class B Common Stock following the Paramount Merger and the Mergers. Future dividends will be determined by Viacom's Board of Directors in light of Viacom's alternative opportunities for investment and the earnings and financial condition of Viacom and its subsidiaries, among other factors.

                                 CAPITALIZATION
                             (DOLLARS IN MILLIONS)

    The following table sets forth the historical capitalization of Viacom, Blockbuster and Paramount and the pro forma capitalization of the combined company after giving effect to the Pro Forma Events.


                                                         HISTORICAL              PRO FORMA
                                               ------------------------------     VIACOM-        PRO FORMA
                                                   VIACOM       BLOCKBUSTER      PARAMOUNT        COMBINED
                                               MARCH 31, 1994  MARCH 31, 1994  MARCH 31, 1994     COMPANY
                                               --------------  --------------  --------------  --------------
Total debt:
  Current maturities.........................    $     39.1      $  1,000.0      $     39.1      $     39.1
                                               --------------  --------------  --------------  --------------
  Due after one year:
    Senior...................................       6,597.4           997.0         6,392.4         8,389.4
    Senior subordinated......................         450.0          --               450.0           450.0
    Subordinated.............................         180.6          --             1,250.5(b)      1,250.5(b)
                                               --------------  --------------  --------------  --------------
      Due after one year.....................       7,228.0           997.0         8,092.9        10,089.9
                                               --------------  --------------  --------------  --------------
        Total debt, including current
          maturities.........................       7,267.1         1,997.0         8,132.0        10,129.0
                                               --------------  --------------  --------------  --------------
Stockholders' equity:
  Preferred..................................       1,800.0          --             1,800.0         1,200.0(c)
  Common.....................................       1,710.4(a)      1,854.3         3,708.3(d)      8,471.0(e)
                                               --------------  --------------  --------------  --------------
        Total stockholders' equity...........       3,510.4         1,854.3         5,508.3         9,671.0
                                               --------------  --------------  --------------  --------------
        Total capitalization.................    $ 10,777.5      $  3,851.3      $ 13,640.3      $ 19,800.0
                                               --------------  --------------  --------------  --------------
                                               --------------  --------------  --------------  --------------


- ---------------


      (a)  On March 31, 1994, there were 53,449,525 outstanding shares of Viacom Class A Common Stock (100,000,000 shares authorized) and 90,078,203 outstanding shares of Viacom Class B Common Stock (150,000,000 shares authorized);
           there were approximately 223,460 unissued shares of Viacom Class A Common Stock and 29,408,859 unissued shares of Viacom Class B Common Stock reserved principally for exercise of stock options granted under the Viacom
           Long-Term Incentive Plan and conversion of Viacom Preferred Stock.
      (b)  The pro forma debt capitalization reflects the issuance of approximately $1.1 billion of Viacom Merger
           Debentures in connection with the Paramount Merger.
      (c)  The pro forma preferred equity capitalization reflects the assumed cancellation of $600 million of Series A
           Preferred Stock upon consummation of the Blockbuster Merger. The proceeds of the sale of Viacom Preferred
           Stock have been used to finance a portion of the cash paid in the Offer.
      (d)  The pro forma common equity capitalization reflects the assumed conversion of the Paramount Common Stock not then owned by Viacom into the Paramount Merger Consideration.
      (e)  The pro forma common equity capitalization reflects (i) the assumed conversion of Blockbuster Common Stock into the Blockbuster Merger Consideration and (ii) the assumed cancellation of $1.25 billion of Viacom Class B
           Common Stock held by Blockbuster in consolidation as a result of the assumed Blockbuster Merger.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                       VIACOM-PARAMOUNT/COMBINED COMPANY



     The following unaudited pro forma combined condensed balance sheet at March 31, 1994 gives effect to the completion of the Paramount Merger and the Blockbuster Merger as if these events had occurred on such date, and was prepared based upon the balance sheet of Viacom and Blockbuster at March 31, 1994. Balance sheet information for Paramount at March 31, 1994 is consolidated in Viacom's historical balance sheet. Viacom's balance sheet also contains pro forma adjustments for the sale of Viacom's one third partnership interest in LIFETIME. (See Note 1 herein).



     The following unaudited pro forma combined condensed statements of operations for the three months ended March 31, 1994 and for the year ended December 31, 1993 give effect to the completion of the Offer, the Paramount Merger, the Blockbuster Merger, the issuance of Viacom Preferred Stock and the sale of Viacom's one third partnership interest in LIFETIME as if they had occurred simultaneously at the beginning of each period presented. The unaudited pro forma combined condensed statement of operations for the three months ended March 31, 1994 was prepared based upon the statements of operations of Viacom and Blockbuster for the three months ended March 31, 1994. The unaudited pro forma combined condensed statement of operations for the year ended December 31, 1993 was prepared based upon the statement of operations of Viacom and Blockbuster for the year ended December 31, 1993 and of Paramount for the nine months ended January 31, 1994 and three months ended April 30, 1993 combined. Financial information for Paramount subsequent to the Offer is included in the Viacom historical information. Results of operations for January 1994 are included in the statement of operations for the three months ended March 31, 1994 and year ended January 31, 1994. Revenues and earnings from operations for the month of January 1994 were $394 million and $38.7 million, respectively. These unaudited pro forma combined condensed financial statements should be read in conjunction with the audited financial statements, including the notes thereto, of Viacom and Blockbuster and the audited financial statements and the unaudited interim financial statements, including the notes thereto, of Paramount, which are incorporated by reference in this Proxy Statement/Prospectus. See "Incorporation of Certain Documents by Reference."



     The unaudited pro forma data are not necessarily indicative of the results of operations or financial position of Viacom-Paramount or the combined company that would have occurred if the completion of the Offer, the Paramount Merger and the Blockbuster Merger had occurred at the beginning of the period or the date indicated, nor are they necessarily indicative of future operating results or financial position.


     The pro forma adjustments are based upon available information and certain assumptions set forth herein, including the notes to the unaudited pro forma combined condensed financial statements, which Viacom, Paramount and Blockbuster believe are reasonable under the circumstances. The pro forma adjustments reflect the Paramount Merger Consideration and the Blockbuster Merger Consideration (see "Notes 2 and 3", respectively). The Paramount and Blockbuster historical information have been adjusted for certain acquisitions, and certain significant transactions which have occurred or which may occur (see Paramount and Blockbuster Unaudited Pro Forma Condensed Consolidated Information.)


     Both the Paramount Merger and the Blockbuster Merger will be accounted for by the purchase method of accounting. Accordingly, Viacom's cost to acquire Paramount and Blockbuster, calculated to be approximately $10.0 billion and $5.7 billion, respectively, as of March 31, 1994, will be allocated to the assets and liabilities acquired according to their respective fair values with the excess to goodwill. Viacom's cost to acquire Paramount and Blockbuster pursuant to the respective merger agreements is subject to change based primarily upon the market value of Viacom Common Stock at the time of the respective mergers. A change in the fair market value of Viacom Common Stock will result in a corresponding change in the excess of unallocated acquisition cost over the net assets acquired and the related amortization thereof. The valuations and other studies, which will provide the basis for such an
                                      117
allocation, have not yet progressed to a stage where there is sufficient information to make an allocation in the accompanying unaudited pro forma combined condensed financial statements. Accordingly, the purchase accounting adjustments made in connection with the development of the unaudited pro forma combined condensed financial information are preliminary and have been made solely for the purposes of developing such unaudited pro forma combined condensed financial information. For the Paramount Merger, the approximate $6.0 billion pro forma excess of unallocated acquisition costs as of March 31, 1994 is being amortized over 40 years at a rate of $149.0 million per year. For the Blockbuster Merger, the approximate $3.8 billion pro forma excess of unallocated acquisition costs as of March 31, 1994 is also being amortized over 40 years at a rate of $95.4 million per year. Such amortization period is based on Viacom's belief that the combined company has substantial potential for achieving long-term appreciation as a fully integrated, global entertainment and communications company. The Mergers will permit the continued expansion of current lines of business, as well as the development of new businesses, via the cross-promotion of the well known franchises, trademarks and products of Viacom, Blockbuster and Paramount. Additionally, the combined company will have enhanced and complimentary product distribution capabilities which can be used to strategically exploit its franchise trademarks and products on an accelerated basis. Viacom believes that the combined company will benefit from the Mergers for an indeterminable period of time of at least 40 years, and, therefore, a 40 year amortization period is appropriate.


     As is the case with all of Viacom's long-term assets and liabilities, Viacom will perform periodic reviews of the goodwill arising from the Mergers to ensure that this goodwill is carried at the lower of cost or market in light of current business conditions.

     After the consummation of the Mergers, Viacom will arrange for independent appraisal of the significant assets, liabilities and business operations of Paramount and Blockbuster. Using this information, Viacom will make a final allocation of the excess purchase price, including allocation to intangibles other than goodwill. Viacom believes that any significant allocation of excess purchase price to intangibles will be amortized over 40 years, and so any such allocation would not cause a material difference in pro forma results.

     The future results of operations of the combined company will reflect increased amortization of goodwill as described in notes 5a and 6b, increased interest expense as described in note 5b, and increased preferred stock dividend requirements as described in note 4d. The following unaudited pro forma combined condensed statement of operations does not reflect potential cost savings attributable to consolidation of certain operating and administrative functions including the elimination of duplicate facilities and personnel. The future financial position of the combined company will reflect increased goodwill as described above, increased long-term debt as described in notes 2b and 3c, and increased common stockholders' equity resulting from the issuance of Viacom Common Stock to stockholders of Paramount and Blockbuster.


     See also "Certain Considerations--Consummation of the Blockbuster Merger."

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 1994
                       VIACOM-PARAMOUNT/COMBINED COMPANY
                                 (IN MILLIONS)




                                          VIACOM
                             ---------------------------------   PARAMOUNT     VIACOM/                  BLOCKBUSTER
                                         PRO FORMA                MERGER      PARAMOUNT    HISTORICAL    MERGER         COMBINED
                             HISTORICAL ADJUSTMENTS  PRO FORMA  ADJUSTMENTS    COMBINED    BLOCKBUSTER  ADJUSTMENTS      COMPANY
                             ---------  -----------  ---------  -----------  ------------  -----------  ---------      ---------
   ASSETS
Cash & short term
investments................  $   446.2               $   446.2                $    446.2    $    77.2   $   (30.0)(3a)  $  493.4
Other current assets.......    3,247.0                 3,247.0         61.4      3,308.4        632.7                    3,941.1
                             ---------  -----------  ---------  -----------  ------------  -----------  ---------      ---------
    Total current assets...    3,693.2                 3,693.2         61.4      3,754.6        709.9       (30.0)       4,434.5
                             ---------  -----------  ---------  -----------  ------------  -----------  ---------      ---------
Property and equipment,
net........................    1,801.8                 1,801.8         11.6      1,813.4        570.7                    2,834.1
Intangible assets, at
amortized cost.............    8,057.8                 8,057.8   $ 1,295.4(2c)   9,353.2        863.5     3,817.0(3a)   14,033.7
Investments in Viacom,
Inc........................                                                                   1,478.6    (1,478.6)(3b)
Other assets...............    2,783.4       (49.9)(1a)2,733.5       233.4       2,966.9        844.0                    3,810.9
                             ---------  -----------  ---------  -----------  ------------  -----------  ---------      ---------
                             $16,336.2   $   (49.9)  $16,286.3   $ 1,295.4    $ 17,888.1    $ 4,466.7   $ 2,308.4      $24,663.2
                             ---------  -----------  ---------  -----------  ------------  -----------  ---------      ---------
                             ---------  -----------  ---------  -----------  ------------  -----------  ---------      ---------
    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities........  $ 3,345.5               $ 3,345.5      (22.6)    $  3,322.9    $ 1,464.1   $(1,000.0)(3c) $ 3,782.0
Long-term debt.............    7,228.0   $ (205.0)(1b) 7,023.0  $ 1,069.9(2b)    8,092.9        997.0     1,000.0(3c)   10,089.9
Other liabilities..........      967.1                   967.1       (3.1)         964.0        151.3                    1,115.3
Minority interest in
Paramount..................    1,285.2                 1,285.2    (1,285.2)
Stockholders' equity:
  Preferred................    1,800.0                 1,800.0                   1,800.0                   (600.0)(3b)   1,200.0
  Common...................    1,710.4       155.1(1)  1,865.5     1,842.8(2,5a) 3,708.3      1,854.3     2,908.4(3a,b)  8,471.0
                             ---------  -----------  ---------  -----------  ------------  -----------  ---------      ---------
    Total stockholders'
equity.....................    3,510.4       155.1     3,665.5     1,842.8       5,508.3      1,854.3     2,308.4        9,671.0
                             ---------  -----------  ---------  -----------  ------------  -----------  ---------      ---------
                             $16,336.2   $   155.1   $16,286.3   $ 1,295.4    $ 17,888.1    $ 4,466.7   $ 2,308.4      $24,665.2
                             ---------  -----------  ---------  -----------  ------------  -----------  ---------      ---------
                             ---------  -----------  ---------  -----------  ------------  -----------  ---------      ---------


   See notes to unaudited pro forma combined condensed financial statements.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1994
                       VIACOM-PARAMOUNT/COMBINED COMPANY
                      (IN MILLIONS, EXCEPT PER SHARE DATA)



                                        VIACOM
                          -----------------------------------                PARAMOUNT         VIACOM/
                                      PRO FORMA                 PRO FORMA     MERGER          PARAMOUNT        PRO FORMA
                           VIACOM    ADJUSTMENTS   PRO FORMA   PARAMOUNT*   ADJUSTMENTS       COMBINED        BLOCKBUSTER**
                          ---------  -----------  -----------  -----------  -----------  -------------------  -----------
Revenues................  $   878.4                $   878.4    $   717.2                     $ 1,595.6        $   696.5
Expenses
 Operating..............      820.3                    820.3        562.2    $  (297.9)         1,084.6            513.3
 Selling, general and
   administrative.......      298.5                    298.5        192.6        (34.2)           456.9             63.6
 Depreciation and
   amortization.........       59.8                     59.8         16.7         26.1(5b)        102.6
                          ---------  -----------  -----------  -----------  -----------        --------       -----------
   Total expenses.......    1,178.6                  1,178.6        771.5       (306.0)         1,644.1            576.9
                          ---------  -----------  -----------  -----------  -----------        --------       -----------
Earnings (loss) from
  operations............    (300.2)                   (300.2)       (54.3)       306.0            (48.5)           119.6
 Interest expense.......     (47.3)        (2.4)       (44.9)       (17.1)       (65.9)(5c)      (127.9)           (22.0)
 Interest and other
   investment income....                                              8.2                           8.2              1.4
 Other items, net(7)....      (4.8)                     (4.8)       (21.3)        27.2              1.1              5.8
                          ---------  -----------  -----------  -----------  -----------        --------       -----------
   Total other income
     (expense)..........     (52.1)        (2.4)       (49.7)       (30.2)       (38.7)          (118.6)           (14.8)
                          ---------  -----------  -----------  -----------  -----------        --------       -----------
Earnings (loss) before
  income taxes..........    (352.3)         2.4       (349.9)        84.5        267.3           (167.1)           104.8
Provision for income
  taxes.................       95.1          .8         95.9         28.8        102.5(5d)          169.6           38.8
Equity in earnings
 (loss) of affiliated
 companies, net of
   tax..................        3.5        (4.5)        (1.0)                                      (1.0)
Minority interest.......       12.3                     12.3                     (12.3)
                          ---------  -----------  -----------  -----------  -----------        --------       -----------
Earnings (loss) before
 extraordinary item,
 cumulative effect of
 change in accounting
 principle and preferred
 stock dividend
 requirements............    (431.6)        (2.9)      (434.5)       (55.7)       152.5          (337.7)             66.0
Preferred stock dividend
  requirements..........       22.5                     22.5                                       22.5
                          ---------  -----------  -----------  -----------  -----------        --------       -----------
Earnings (loss)
 attributable to common
 stock before
 extraordinary item and
 cumulative effect of
 change in accounting
 principle...............  $ (454.1)   $    (2.9)   $  (457.0)   $   (55.7)   $   152.5        $  (360.2)       $    66.0
                          ---------  -----------  -----------  -----------  -----------        --------       -----------
                          ---------  -----------  -----------  -----------  -----------        --------       -----------
Weighted average number
 of common shares or
 common shares and
 common share
 equivalents............      126.4        17.4                                   56.9            200.7
Earnings (loss) per
 common share before
 cumulative effect of
 change in accounting
 principle..............  $  (3.59)                                                           $   (1.79)


                           BLOCKBUSTER
                            MERGER      COMBINED
                          ADJUSTMENTS    COMPANY
                          -----------  -----------
Revenues................                $ 2,292.1
Expenses
 Operating..............   $ (117.5)(6a)  1,480.4
 Selling, general and
   administrative.......                    520.5
 Depreciation and
   amortization.........        23.9(6b)    244.0
                               117.5(6a)
                          -----------  -----------
   Total expenses.......        23.9      2,244.9
                          -----------  -----------
Earnings (loss) from
  operations............       (23.9)        47.2
 Interest expense.......                   (149.9)
 Interest and other
   investment income....                      9.6
 Other items, net(7)....        (7.5)(6c)    (0.6)
                          -----------  -----------
   Total other income
     (expense)..........        (7.5)      (140.9)
                          -----------  -----------
Earnings (loss) before
  income taxes..........       (31.4)       (93.7)
Provision for income
  taxes.................        (2.7)(6d)   205.7
Equity in earnings
 (loss) of affiliated
 companies, net of
 tax....................                     (1.0)
Minority interest.......
                          -----------  -----------
Earnings (loss) before
 extraordinary item,
 cumulative effect of
 change in accounting
 principle and preferred
 stock dividend
 requirements...........       (28.7)      (300.4)
Preferred stock dividend
 requirements...........        (7.5)(6c)    15.0
                          -----------  -----------
Earnings (loss)
 attributable to common
 stock before
 extraordinary item and
 cumulative effect of
 change in accounting
 principle..............   $   (21.2)   $  (315.4)
                          -----------  -----------
                          -----------  -----------
Weighted average number
 of common shares or
 common shares and
 common share
 equivalents............       153.4        354.1(9)
Earnings (loss) per
 common share before
 cumulative effect of
 change in accounting
 principle..............                $   (0.89)



   See notes to unaudited pro forma combined condensed financial statements.

- ---------------

 * See Unaudited Pro Forma Condensed Consolidated Financial Statements of Paramount.


** See Unaudited Pro Forma Condensed Consolidated Statement of Operations of
   Blockbuster.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                       VIACOM-PARAMOUNT/COMBINED COMPANY
                (IN MILLIONS, EXCEPT PER SHARE DATA AND RATIOS)



                                                                                OFFER
                                       VIACOM                                    AND
                         -----------------------------------                  PARAMOUNT         VIACOM/
                                     PRO FORMA                  PRO FORMA      MERGER          PARAMOUNT        PRO FORMA
                          VIACOM    ADJUSTMENTS   PRO FORMA   PARAMOUNT(8)*  ADJUSTMENTS       COMBINED        BLOCKBUSTER**
                         ---------  -----------  -----------  -------------  -----------  -------------------  -----------
Revenues...............  $$2,004.9                $ 2,004.9     $ 5,024.0                      $ 7,028.9        $ 2,595.2
Expenses
 Operating.............      877.6                    877.6       3,315.7                        4,193.3          1,947.6
 Selling, general and
administrative.........      589.2                    589.2       1,243.7                        1,832.9            212.0
 Depreciation and
amortization...........      153.1                    153.1         165.1     $   149.0(5b)        467.2
                         ---------  -----------  -----------  -------------  -----------        --------       -----------
   Total expenses......    1,619.9                  1,619.9       4,724.5         149.0          6,493.4          2,159.6
                         ---------  -----------  -----------  -------------  -----------        --------       -----------
Earnings from
operations.............      385.0                    385.0         299.5        (149.0)           535.5            435.6
 Interest expense......    (145.0)   $     8.9(4a)   (136.1)        (94.3)       (250.5)(5c)      (480.9)           (98.7)
 Interest and other
investment income......                                              43.9                           43.5              7.2
 Other items, net(7)...       61.8                     61.8          (7.4)                          54.4             16.3
                         ---------  -----------  -----------  -------------  -----------        --------       -----------
   Total other income
(expense)..............     (83.2)         8.9        (74.3)        (57.8)       (250.5)          (382.6)           (75.2)
                         ---------  -----------  -----------  -------------  -----------        --------       -----------
Earnings before income
taxes..................      301.8         8.9        310.7         241.7        (399.5)           152.9            360.4
Provision for income
taxes..................      129.8         3.1(4b)    132.9          88.6         (88.5)(5d)       133.0            135.1
Equity in loss of
 affiliated companies,
net of tax.............      (2.5)       (12.9)(4c)   (15.4)                                       (15.4)
                         ---------  -----------  -----------  -------------  -----------        --------       -----------
Earnings before
 extraordinary item,
 cumulative effect of
 change in accounting
 principle and
 preferred stock
 dividend
requirements...........      169.5        (7.1)       162.4         153.1        (311.0)             4.5            225.3
Preferred stock
 dividend
requirements...........       12.8   $     77.2(4d)     90.0                                        90.0
                         ---------  -----------  -----------  -------------  -----------        --------       -----------
Earnings (loss)
 attributable to common
 stock before
 extraordinary item and
 cumulative effect of
 change in accounting
principle..............  $   156.7   $   (84.3)   $    72.4     $   153.1     $  (311.0)       $   (85.5)       $   225.3
                         ---------  -----------  -----------  -------------  -----------        --------       -----------
                         ---------  -----------  -----------  -------------  -----------        --------       -----------
Weighted average number
 of common shares or
 common shares and
 common share
 equivalents...........      120.6        22.7                                     56.9            200.2
Primary earnings per
 common share before
 extraordinary item and
 cumulative effect of
 change in accounting
 principle.............  $    1.30                                                             $   (0.43)


                         BLOCKBUSTER
                           MERGER      COMBINED
                         ADJUSTMENTS    COMPANY
                         -----------  -----------
Revenues...............                $ 9,624.1
Expenses
 Operating.............   $  (410.7)(6a) 5,730.2
 Selling, general and
administrative.........                  2,044.9
 Depreciation and
amortization...........        95.4(6b)    973.3
                              410.7(6a)
                         -----------  -----------
   Total expenses......        95.4      8,748.4
                         -----------  -----------
Earnings from
operations.............       (95.4)       875.7
 Interest expense......                   (579.6)
 Interest and other
investment income......                     51.1
 Other items, net(7)...       (30.0)(6c)    40.7
                         -----------  -----------
   Total other income
(expense)..............       (30.0)      (487.8)
                         -----------  -----------
Earnings before income
taxes..................      (125.4)       387.9
Provision for income
taxes..................       (11.6)(6d)   256.5
Equity in loss of
 affiliated companies,
net of tax.............                    (15.4)
                         -----------  -----------
Earnings before
 extraordinary item,
 cumulative effect of
 change in accounting
 principle and
 preferred stock
 dividend
requirements...........      (113.8)       116.0
Preferred stock
 dividend
requirements...........       (30.0)(6c)    60.0
                         -----------  -----------
Earnings (loss)
 attributable to common
 stock before
 extraordinary item and
 cumulative effect of
 change in accounting
principle..............   $   (83.8)   $    56.0
                         -----------  -----------
                         -----------  -----------
Weighted average number
 of common shares or
 common shares and
 common share
equivalents............       211.6        411.8(9)
Primary earnings per
 common share before
 extraordinary item and
 cumulative effect of
 change in accounting
principle..............                $    0.14


   See notes to unaudited pro forma combined condensed financial statements.

- ---------------

 * See Unaudited Pro Forma Condensed Consolidated Financial Statements of Paramount.

** See Unaudited Pro Forma Condensed Consolidated Financial Statements of
   Blockbuster.

                          NOTES TO UNAUDITED PRO FORMA
                    COMBINED CONDENSED FINANCIAL STATEMENTS
                       VIACOM-PARAMOUNT/COMBINED COMPANY
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


     (1) Pro forma adjustments made to Viacom's historical balance sheet reflect the following:


     (a) The sale of Viacom's one-third partnership interest in LIFETIME.



     (b) The repayment of bank debt from the after-tax proceeds from the sale of the one-third partnership interest in LIFETIME.



     (2) The cost to acquire Paramount pursuant to the Offer and the Paramount Merger, the financing of such cost and the determination of the unallocated excess of acquisition cost over the net assets acquired are as set forth below. In furtherance of the Paramount Merger, on March 11, 1994, Viacom, pursuant to the terms of the Offer, completed its purchase of 61,657,432 shares of Paramount Common Stock, representing a majority of the shares of Paramount Common Stock outstanding as of the expiration of the Offer. In the Paramount Merger, each remaining outstanding share of Paramount Common Stock will be converted into the right to receive the Paramount Merger Consideration. As of March 31, 1994, the closing price of shares of Viacom Class B Common Stock on the AMEX was $26 1/2. As of March 31, 1994 there were 122.8 million shares of Paramount Common Stock outstanding.


     (a) Total acquisition costs:



Cash.............................................................  $  6,597.3
Viacom Merger Debentures.........................................     1,069.9
Viacom Class B Common Stock......................................     1,507.7
CVRs.............................................................       571.3
Viacom Three-Year Warrants.......................................        31.5
Viacom Five-Year Warrants........................................        40.5
Paramount Merger costs...........................................        90.0
                                                                   ----------
Acquisition costs financed.......................................     9,908.2
Excess value of exchange ratio over exercise price of Paramount
employee stock options...........................................        54.2
                                                                   ----------
Total acquisition costs..........................................  $  9,962.4
                                                                   ----------
                                                                   ----------



     (b) Financing of the Offer and the Paramount Merger:


Cash.............................................................  $  2,897.3
Credit Agreement.................................................     3,700.0
Viacom Merger Debentures.........................................     1,069.9
Viacom Class B Common Stock......................................     1,507.7
CVRs.............................................................       571.3
Viacom Three-Year Warrants.......................................        31.5
Viacom Five-Year Warrants........................................        40.5
                                                                   ----------
Total financing of the Offer and the Paramount Merger............  $  9,908.2
                                                                   ----------
                                                                   ----------



     (c) The unallocated excess of acquisition costs over the net assets acquired pursuant to the Paramount Merger.



     (3) The cost to acquire Blockbuster pursuant to the Blockbuster Merger, the financing of such cost and the determination of the unallocated excess of acquisition cost over the net assets acquired are set forth below. Pursuant to the Blockbuster Merger, holders of shares of Blockbuster Common Stock will be entitled to receive the Blockbuster Merger Consideration for each of such holder's shares. As of

March 31, 1994, the closing price of shares of Viacom Class A Common Stock and Viacom Class B Common Stock on the AMEX was $30 7/8 and $26 1/2, respectively. As of March 31, 1994, there were 249.1 million shares of Blockbuster Common Stock outstanding.


     (a) Total acquisition costs and financing:



Viacom Class A Common Stock......................................  $    615.2
Viacom Class B Common Stock......................................     4,000.7
VCRs.............................................................       912.7
                                                                   ----------
Acquisition costs financed.......................................     5,528.6
Excess value of exchange ratio over exercise price of Blockbuster
stock options and warrants.......................................       112.7
Blockbuster Merger costs.........................................        30.0
                                                                   ----------
Total acquisition costs..........................................     5,671.3
Blockbuster pro forma net assets as of December 31, 1993.........     1,854.3
                                                                   ----------
Excess of acquisition costs over net assets acquired.............  $  3,817.0
                                                                   ----------
                                                                   ----------



     (b) Eliminates Blockbuster's $600 million investment in Series A Preferred Stock and $1.25 billion investment in Viacom Class B Common Stock, net of an unrealized holding loss.


     (c) Assumes additional borrowings incurred by Blockbuster, which were used to finance the purchase of Viacom Class B Common Stock, will be refinanced on a long-term basis as part of an overall refinancing of indebtedness of the combined company. Viacom believes, based on discussions with a number of bank lenders and investment banking institutions and based on the pro forma financial position and results of operations, that it will have the ability to refinance its indebtedness on a long-term basis.

     (4) Pro forma adjustments made to Viacom's historical results reflect the following:

     (a) A decrease in interest expense of $2.4 million for the three months ended March 31, 1994 and $8.9 million for the year ended December 31, 1993 resulting from the repayment of bank debt of approximately $205 million.

     (b) Pro forma income tax adjustments reflect the income tax effects calculated at the statutory tax rate in effect during the period presented.

     (c) Eliminates Viacom's equity in earnings, net of tax, of LIFETIME.

     (d) The additional 5% cumulative dividend requirement of the $1.8 billion of Viacom Preferred Stock sold to NYNEX and Blockbuster in the amount of $77.2 million for the year ended December 31, 1993 as if the transactions had occurred at the beginning of the year.

     (5) Other pro forma adjustments related to the Offer and the Paramount Merger reflect the following:


     (a) A reversal of merger related charges principally relates to adjustments of programming assets based upon new management strategies and additional programming sources and other costs incurred related to the merger with Paramount.

     (b) An increase in amortization expense resulting from the increase in intangibles.



     (c) An increase in interest expense resulting from additional debt financing of approximately $3.7 billion under the Credit Agreement, the issuance of Viacom Merger Debentures and a decrease of interest income resulting from the use of cash to finance the Offer. The assumed interest rate on the debt financing under the Credit Agreement of 4.6% for the three months ended March 31, 1994 and 4.3% for the year ended December 31, 1993 was calculated based on average historical London Interbank Offered Rates. A change in the assumed interest rate of 1/8% will result in a change in interest expense of $4.5 million on an annual basis.

     (d) Pro forma income tax adjustments reflect the income tax effects calculated at the statutory tax rate in effect during the period presented. The effective income tax rate on a pro forma basis is adversely affected by amortization of excess acquisition costs, which are assumed to be not deductible for tax purposes.

     (e) Intercompany transactions were immaterial in each of the statements presented.

     (6) Other pro forma adjustments related to the Blockbuster Merger reflect the following:

     (a) Reclassification of the historical presentation of depreciation and amortization to conform the presentations of Viacom and Blockbuster financial statements.


     (b) An increase in amortization expense resulting from the increase in intangibles.



     (c) Eliminates the 5% cumulative annual dividend on the $600 million intercompany Series A Preferred Stock investment by Blockbuster.


     (d) Reflects the income tax effects of certain pro forma adjustments calculated at the statutory tax rate in effect during the period presented. The effective income tax rate on a pro forma basis is adversely affected by amortization of excess acquisition costs, which are assumed to be not deductible for tax purposes.

     (e) Intercompany transactions were immaterial in each of the statements presented.

     (7) Other items, net, of Viacom for the year ended December 31, 1993 reflects a net gain of $61.8 million due to the sale of the Viacom Cablevision of Wisconsin, Inc. system and other non-recurring transactions.

     (8) Reflects operating losses at USA Networks, Paramount's 50%-owned cable networks, due largely to a $78 million pre-tax charge, the majority of which was recorded in December 1993, to adjust the carrying value of certain broadcast rights to net realizable value because of the under performance of certain series programming of which Paramount recorded its share.


     (9) Pro forma primary earnings per common share is calculated based on the weighted average number of shares of Viacom Common Stock outstanding, the number of shares of Viacom Common Stock to be issued in connection with the Paramount Merger and Blockbuster Merger and respective common share equivalents as if these transactions occurred at the beginning of the period presented. Common share equivalents would have an antidilutive effect on losses per common share and therefore are not included in such calculation. Conversion of the Series B Preferred Stock would have an antidilutive effect on earnings per common share and therefore fully diluted earnings per common share is not presented.

               PARAMOUNT, MACMILLAN AND OTHER BUSINESSES ACQUIRED
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma Paramount condensed consolidated statement of operations for the two months ended February 28, 1994 and twelve months ended January 31, 1994 give effect, on a purchase accounting basis, to the acquisition of Macmillan. The unaudited pro forma condensed consolidated statement of operations for the twelve months ended January 31, 1994 also includes the acquisitions of television station WKBD-TV in Detroit ("WKBD") in September 1993 and the remaining 80% interest in Paramount Canada's Wonderland ("PCW") theme park in May 1993. The acquisitions of WKBD and PCW are included in the applicable unaudited pro forma condensed consolidated statement of operations in "Other Businesses Acquired and Pro Forma Adjustments."



The unaudited pro forma Paramount condensed consolidated statement of operations for the two months ended February 28, 1994 and the twelve months ended January 31, 1994 include the unaudited historical consolidated statement of operations of Paramount for the two months ended February 28, 1994 and the twelve months ended January 31, 1994 and of Macmillan for the two months ended February 28, 1994 and the twelve months ended December 31, 1993. The unaudited pro forma condensed consolidated statement of operations for the twelve months ended January 31, 1994 also includes the historical statement of operations of WKBD for the seven months ended August 31, 1993; and of PCW for the three months ended April 30, 1993. Financial information of WKBD and PCW subsequent to their acquisitions are included in Paramount's historical financial statements. Macmillan's fiscal year-end was March 31, PCW's fiscal year-end was February 28, and WKBD's fiscal year-end was December 31; their pro forma periods described above have been derived by accumulating monthly and quarterly financial information for the respective entities.



The unaudited pro forma Paramount condensed consolidated statements of operations are not necessarily indicative of the results which actually would have occurred if the acquisitions had been in effect since the beginning of each period presented, nor are they necessarily indicative of future results.



Adjustments have been made to reflect the acquisitions, on a purchase accounting basis, as if such transactions had taken place at the beginning of each period presented, for the purpose of presenting the unaudited pro forma Paramount condensed consolidated statement of operations.

               PARAMOUNT, MACMILLAN AND OTHER BUSINESSES ACQUIRED
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE TWO MONTHS ENDED FEBRUARY 28, 1994
                      (IN MILLIONS, EXCEPT PER SHARE DATA)




                                                                         HISTORICAL
                                                                      -----------------     MACMILLAN
                                                                             TWO         ACQUISITION AND
                                                                        MONTHS ENDED        PRO FORMA
                                                                      FEBRUARY 28, 1994  ADJUSTMENTS(1)   PRO FORMA
                                                                      -----------------  ---------------  ---------
Revenues............................................................      $   680.6         $    36.6     $   717.2
Expenses:
  Operating.........................................................          530.8              31.4         562.2
  Selling, general and
     administrative.................................................          176.6              16.0         192.6
  Depreciation and amortization.....................................           14.1               2.6          16.7
                                                                           --------      ---------------  ---------
       Total expenses...............................................          721.5              50.0         771.5
                                                                           --------      ---------------  ---------
Earnings (loss) from operations.....................................          (40.9)            (13.4)        (54.3)
                                                                           --------      ---------------  ---------
Other income (expense):
  Interest expense..................................................          (17.1)                          (17.1)
  Interest and other investment
     income.........................................................           11.1              (2.9)          8.2
  Other items, net..................................................          (19.0)             (2.3)        (21.3)
                                                                           --------      ---------------  ---------
       Total other expense..........................................          (25.0)             (5.2)        (30.2)
                                                                           --------      ---------------  ---------
Earnings (loss) before income taxes.................................          (65.9)            (18.6)        (84.5)
Provision (benefit) for income taxes................................          (23.0)             (5.8)        (28.8)
                                                                           --------      ---------------  ---------
Net earnings (loss).................................................      $   (42.9)        $   (12.8)    $   (55.7)
                                                                           --------      ---------------  ---------
                                                                           --------      ---------------  ---------
Weighted average number of
  common shares.....................................................          121.9                           121.9
Net earnings (loss) per common
  share.............................................................      $    (.35)        $             $    (.46)



 See notes to unaudited pro forma condensed consolidated financial statements.

               PARAMOUNT, MACMILLAN AND OTHER BUSINESSES ACQUIRED
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED JANUARY 31, 1994
                      (IN MILLIONS, EXCEPT PER SHARE DATA)



                                                           HISTORICAL                                  OTHER
                                                --------------------------------    MACMILLAN       BUSINESSES
                                                      NINE            THREE        ACQUISITION     ACQUIRED AND
                                                  MONTHS ENDED     MONTHS ENDED   AND PRO FORMA      PRO FORMA
                                                JANUARY 31, 1994  APRIL 30, 1993  ADJUSTMENTS(1)  ADJUSTMENTS(2)   PRO FORMA
                                                ----------------  --------------  --------------  ---------------  ----------
Revenues......................................     $  3,757.0       $    954.4      $    287.7       $    24.9     $  5,024.0
Expenses:
  Operating...................................        2,499.1            628.3           167.0            21.3        3,315.7
  Selling, general and
     administrative...........................          835.4            315.8            92.5                        1,243.7
  Depreciation and amortization...............          124.5             22.2            16.3             2.1          165.1
                                                ----------------  --------------  --------------       -------     ----------
       Total expenses.........................        3,459.0            966.3           275.8            23.4        4,724.5
                                                ----------------  --------------  --------------       -------     ----------
Earnings (loss) from operations...............          298.0            (11.9)           11.9             1.5          299.5
                                                ----------------  --------------  --------------       -------     ----------
Other income (expense):
  Interest expense............................          (70.6)           (23.7)                                         (94.3)
  Interest and other investment
     income...................................           53.1             22.2           (26.4)           (5.0)          43.9
  Other items, net............................           (2.7)            (2.2)           (2.6)            0.1           (7.4)
                                                ----------------  --------------  --------------       -------     ----------
       Total other expense....................          (20.2)            (3.7)          (29.0)           (4.9)         (57.8)
                                                ----------------  --------------  --------------       -------     ----------
Earnings (loss) before income taxes...........          277.8            (15.6)          (17.1)           (3.4)         241.7
Provision (benefit) for income taxes..........           97.2             (6.4)           (1.5)           (0.7)          88.6
                                                ----------------  --------------  --------------       -------     ----------
Net earnings (loss)...........................     $    180.6       $     (9.2)     $    (15.6)      $    (2.7)    $    153.1
                                                ----------------  --------------  --------------       -------     ----------
                                                ----------------  --------------  --------------       -------     ----------
Weighted average number of
  common shares...............................          120.3            118.8                                          119.9
Net earnings (loss) per common
  share.......................................     $     1.50       $    (0.08)                                    $     1.28



 See notes to unaudited pro forma condensed consolidated financial statements.

               PARAMOUNT, MACMILLAN AND OTHER BUSINESSES ACQUIRED
              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

(1) The Macmillan Acquisition includes the following pro forma adjustments:


Estimated amortization of intangible assets of $2.1 million for the two months ended February 28, 1994 and $12.8 million for the twelve months ended January 31, 1994 over a 40 year life.



Estimated reduction of interest income of $2.9 million for the two months ended February 28, 1994 and $26.4 million for the twelve months ended January 31, 1994 at Paramount's average interest rates in effect during the respective periods, due to the use of cash and cash equivalents and short-term investments for the acquisition.



Estimated income tax benefit of $5.8 million for the two months ended February 28, 1994 and $(1.5) million for the twelve months ended January 31, 1994, based upon pro forma adjustments, along with an adjustment to provide for Macmillan Federal income taxes at the statutory rate.



(2) Other Businesses Acquired include the following pro forma adjustments for the twelve months ended January 31, 1994:


Decrease estimated combined annual amortization of intangible assets over a 40 year life and depreciation expense, based on a preliminary purchase price allocation analysis, of $(0.2) million.

Elimination of historical interest expense related to debt not acquired from, or prepaid upon acquisition of, the Other Businesses.

Estimated reduction to interest income, at Paramount's average interest rates in effect during the twelve-month period, of $5.0 million due to the use of cash and cash equivalents and short-term investments for the acquisitions.

Conform the Other Businesses' accounting policies related to the accrual of certain operating expenses to that of Paramount and to eliminate the effect of intercompany transactions between the Other Businesses and Paramount. The effect of these adjustments is to reduce operating expenses by $2.9 million.

Estimated income tax benefit of $(2.4) million, based upon pro forma adjustments, along with an adjustment to provide for Federal income taxes at the statutory rate.

                          BLOCKBUSTER, SUPER CLUB AND
                             SPELLING ENTERTAINMENT
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS



     The historical financial statements of Blockbuster include the financial position and results of operations of WJB, with which Blockbuster merged in August 1993. This transaction has been accounted for under the pooling of interests method of accounting and, accordingly, all of Blockbuster's historical financial data has been restated as if the companies had operated as one entity since inception.



     The following unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 1994 present the pro forma results of operations as if the $1.25 billion in borrowings had been consummated at January 1, 1993 and related interest expense incurred on borrowings used to finance such investment had been included from such time. The unaudited pro forma condensed consolidated statement of operations for the year ended
December 31, 1993 presents the pro forma results of continuing operations of Blockbuster as if the acquisition of Super Club and the majority of the outstanding common stock of Spelling Entertainment had been consummated at January 1, 1993. The aforementioned unaudited pro forma statement of operations also contains pro forma adjustments for certain significant transactions which occurred during 1993 or 1994 in connection with the Offer and the Paramount Merger. These transactions include a $600 million and a $1.25 billion investment in Viacom, additional borrowings of $600 million and $1.25 billion, and the sale of 14,650,000 shares of Blockbuster Common Stock, and are reflected in the unaudited pro forma condensed consolidated statement of operations as if these transactions had been consummated as of January 1, 1993.


     Income from continuing operations per common and common equivalent share is based on the combined weighted average number of common shares and common share equivalents outstanding which include, where appropriate, the assumed exercise or conversion of warrants and options. In computing income from continuing operations per common and common equivalent share, Blockbuster utilizes the treasury stock method.


     The unaudited pro forma condensed consolidated statements of operations were prepared utilizing the accounting policies of the respective entities as outlined in their historical financial statements except as described in the accompanying notes. The unaudited pro forma condensed consolidated financial statements reflect Blockbuster's preliminary allocations of purchase prices which will be subject to further adjustments as Blockbuster finalizes the allocations of the purchase prices in accordance with generally accepted accounting principles. All of the aforementioned acquisitions, excluding WJB, were accounted for under the purchase method of accounting. The unaudited pro forma condensed consolidated statements of operations do not necessarily reflect actual results which would have occurred if the aforementioned acquisitions had taken place on the assumed dates, nor are they indicative of the results of future combined operations. These unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the respective historical statements of operations and notes thereto of Blockbuster, Super
Club and Spelling Entertainment.

               BLOCKBUSTER, SUPER CLUB AND SPELLING ENTERTAINMENT
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1994
                      (In millions, except per share data)




                                                                                     PRO FORMA
                                                                                    ADJUSTMENTS
                                                                                --------------------     PRO
                                                                   BLOCKBUSTER    DEBIT     CREDIT      FORMA
                                                                   -----------  ---------  ---------  ---------
Revenue:
  Rental revenue.................................................   $   392.6                         $   392.6
  Product sales..................................................       205.3                             205.3
  Other revenue..................................................        98.6                              98.6
                                                                   -----------  ---------  ---------  ---------
                                                                        696.5                             696.5
Operating Costs and Expenses:
  Cost of product sales..........................................       133.4                             133.4
  Operating expenses.............................................       379.9                             379.9
  Selling, general and administrative............................        63.6                              63.6
                                                                   -----------  ---------  ---------  ---------
Operating income.................................................       119.6                             119.6
Interest expense.................................................       (11.6)  $    10.4(a)              (22.0)
Interest income..................................................         1.4                               1.4
Other income, net................................................         5.9                               5.9
                                                                   -----------  ---------  ---------  ---------
Income before taxes..............................................       115.2        10.4                 104.8
Provision for income taxes.......................................        42.6                    3.8(j)    38.8
                                                                   -----------  ---------  ---------  ---------
Income from continuing operations................................   $    72.6   $    10.4  $     3.8  $    66.0
                                                                   -----------  ---------  ---------  ---------
                                                                   -----------  ---------  ---------  ---------
Weighted average common and common equivalent shares
  outstanding--assuming full dilution............................       253.8                             253.8
                                                                   -----------                        ---------
                                                                   -----------                        ---------
Income from continuing operations per common and common
  equivalent share--assuming full dilution.......................   $    0.29                         $    0.26
                                                                   -----------                        ---------
                                                                   -----------                        ---------


         The accompanying notes are an integral part of this statement.

               BLOCKBUSTER, SUPER CLUB AND SPELLING ENTERTAINMENT
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                      (In millions, except per share data)



                                                                              SPELLING                      PRO FORMA
                                                            SUPER CLUB      ENTERTAINMENT                  ADJUSTMENTS
                                                           ELEVEN MONTHS    THREE MONTHS               --------------------
                                             BLOCKBUSTER  ENDED 11/20/93    ENDED 3/31/93   COMBINED     DEBIT     CREDIT
                                             -----------  ---------------  ---------------  ---------  ---------  ---------
Revenue:
  Rental revenue...........................   $ 1,285.4      $    58.7                      $ 1,344.1
  Product sales............................       658.1          254.5                          912.6
  Other revenue............................       283.5            3.4        $    51.5         338.4
                                             -----------       -------           ------     ---------  ---------  ---------
                                                2,227.0          316.7             51.5       2,595.2
Operating Costs and Expenses:
  Cost of product sales....................       430.2          185.8                          616.0
  Operating expenses.......................     1,195.5          119.3             38.0       1,352.8             $    21.3(c-g)
  Selling, general and administrative......       178.3           26.0              7.7         212.0
                                             -----------       -------           ------     ---------  ---------  ---------
Operating income (loss)....................       423.0          (14.4)             5.8         414.4                  21.3
Interest expense...........................       (33.8)          (2.6)            (2.5)        (38.9) $    60.3(h)      .5(h)
Interest income............................         6.8             .2               .2           7.2
Other income (expense), net................        (6.2)            .1              (.9)         (7.0)        .9(b)    24.3(a)
                                             -----------       -------           ------     ---------  ---------  ---------
Income (loss) before taxes.................       389.8          (16.7)             2.6         375.7       61.3       46.1
Provision for income taxes.................       146.2             .1              1.7         148.0                  12.7(j)
                                             -----------       -------           ------     ---------  ---------  ---------
Income (loss) from continuing operations...   $   243.6      $   (16.8)       $      .9     $   227.7  $    61.3  $    58.8
                                             -----------       -------           ------     ---------  ---------  ---------
                                             -----------       -------           ------     ---------  ---------  ---------
Weighted average common and common
equivalent shares outstanding..............       220.2
                                             -----------
                                             -----------
Income from continuing operations per
common and common equivalent share.........   $    1.11
                                             -----------
                                             -----------
Weighted average common and common
  equivalent shares outstanding-- assuming
full dilution..............................       221.5
                                             -----------
                                             -----------
Income from continuing operations per
  common and common equivalent
share--assuming full dilution..............   $    1.10
                                             -----------
                                             -----------


                                                PRO
                                               FORMA
                                             ---------
Revenue:
  Rental revenue...........................  $ 1,344.1
  Product sales............................      912.6
  Other revenue............................      338.4
                                             ---------
                                               2,595.2
Operating Costs and Expenses:
  Cost of product sales....................      616.0
  Operating expenses.......................    1,331.5
  Selling, general and administrative......      212.0
                                             ---------
Operating income (loss)....................      435.6
Interest expense...........................      (98.7)
Interest income............................        7.2
Other income (expense), net................       16.4
                                             ---------
Income (loss) before taxes.................      360.5
Provision for income taxes.................      135.3
                                             ---------
Income (loss) from continuing operations...  $   225.2
                                             ---------
                                             ---------
Weighted average common and common
equivalent shares outstanding..............      242.8
                                             ---------
                                             ---------
Income from continuing operations per
common and common equivalent share.........  $    0.93
                                             ---------
                                             ---------
Weighted average common and common
  equivalent shares outstanding-- assuming
full dilution..............................      244.0
                                             ---------
                                             ---------
Income from continuing operations per
  common and common equivalent
share--assuming full dilution..............  $    0.92
                                             ---------
                                             ---------


         The accompanying notes are an integral part of this statement.

                          BLOCKBUSTER, SUPER CLUB AND
                             SPELLING ENTERTAINMENT
              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS



      (a)  Represents additional interest expense resulting from Blockbuster's additional borrowings used to fund its investment in Viacom.
      (b)  Represents the recording of the minority interest resulting from Blockbuster's purchase of the majority of the outstanding common stock of Spelling Entertainment.
      (c)  Represents a net adjustment related to the elimination of the historical amortization of intangible assets and the recording of amortization, on a straight-line basis, on the intangible assets resulting from the preliminary purchase price allocations of the acquired entities. Intangible assets resulting from the purchase of Super Club and Spelling Entertainment are being amortized over a 40 year life which approximates the useful life.
      (d)  Represents a reduction to videocassette rental inventory expense due to adjustments to the carrying value of
           Super Club's videocassette rental inventory as a result of the preliminary purchase price allocation and the assignment of remaining useful lives.
      (e)  Represents a reduction to property and equipment depreciation expense resulting from adjustments to the carrying value of Super Club's property and equipment as a result of the preliminary purchase price allocation and the assignment of remaining useful lives.
      (f)  Represents reductions to occupancy expense resulting from preliminary purchase price allocations which reflect the fair market value of certain lease liabilities related to Super Club.
      (g)  Represents reductions to amortization of film costs and program rights, depreciation and rent expenses resulting from preliminary purchase price allocations which reflect the fair market value of various assets and liabilities related to Spelling Entertainment.
      (h)  Represents the reduction in interest expense resulting from the revaluation of outstanding indebtedness of
           Spelling Entertainment by Blockbuster at current interest rates.
      (i)  Represents dividend income related to a portion of Blockbuster's investment in Viacom.
      (j)  Represents the incremental change in the combined entity's provision for income taxes as a result of the pretax earnings of Super Club and Spelling Entertainment and all pro forma adjustments as described above.

                      DESCRIPTION OF VIACOM CAPITAL STOCK

     The authorized capital stock of Viacom consists of 100 million shares of Viacom Class A Common Stock, 150 million shares of Viacom Class B Common Stock and 100 million shares of preferred stock, par value $0.01 per share, issuable in series. The following description of Viacom's capital stock does not purport to be complete and is subject to, and qualified in its entirety by reference to, the DGCL, Viacom's Restated Certificate of Incorporation, the Certificate of Designations for the Series A Preferred Stock, the Certificate of Designations for the Series B Preferred Stock, the VCR Certificate, the Form of Certificate of Designations for the Series C Preferred Stock, the CVR Agreement (as described below), and the Viacom Warrant Agreements (as described below).

     The following descriptions of the Viacom Common Stock, CVRs and Viacom Warrants should be read carefully by Paramount stockholders since the Paramount Merger Consideration includes such securities.

VIACOM CLASS A COMMON STOCK

     As of the record date of the Viacom Special Meeting, there were
[            ] shares of Viacom Class A Common Stock issued and outstanding. All outstanding shares of Viacom Class A Common Stock are fully paid and non-assessable. Shares of Viacom Class A Common Stock do not have conversion rights and are not redeemable.

VIACOM CLASS B COMMON STOCK

     Viacom Class B Common Stock has rights, privileges, limitations, restrictions and qualifications identical to Viacom Class A Common Stock except that shares of Viacom Class B Common Stock have no voting rights other than those required by law. As of the record date of the Viacom Special Meeting,
there were [            ] shares of Viacom Class B Common Stock issued and
outstanding. All outstanding shares of Viacom Class B Common Stock are fully paid and non-assessable. Shares of Viacom Class B Common Stock do not have conversion rights and are not redeemable.

CONTINGENT VALUE RIGHTS


     GENERAL. The CVRs will be issued under the CVR Agreement (the "CVR Agreement") between Viacom and Harris Trust and Savings Bank, as Trustee (the "CVR Trustee"), a form of which is filed as an exhibit to the Registration Statement of which this Proxy Statement/Prospectus is a part. The following summaries of certain provisions of the CVR Agreement do not purport to be complete, and where reference is made to particular provisions of the CVR Agreement, such provisions, including the definitions of certain terms, are incorporated by reference as a part of such summaries or terms, which are qualified in their entirety by such reference. References to sections in the following summaries are references to sections of the CVR Agreement. The definitions of certain capitalized terms used in the following summary are set forth below under "Certain Definitions."


     PAYMENT AT MATURITY DATE, FIRST EXTENDED MATURITY DATE OR SECOND EXTENDED MATURITY DATE. The CVR Agreement provides that, subject to adjustment as described under "Antidilution" below, Viacom shall pay to each holder of the CVRs (each such person, a "CVR Holder") on the Maturity Date, unless Viacom shall, in its sole discretion, extend the Maturity Date to the First Extended Maturity Date, then on the First Extended Maturity Date, unless Viacom shall, in its sole discretion, extend the First Maturity Date to the Second Extended Maturity Date, then on the Second Extended Maturity Date, for each CVR held by such CVR Holder an amount, if any, as determined by Viacom, by which the Target Price (as defined below) exceeds the greater of the Current Market Value and the Minimum Price (each as defined below). Such determination by Viacom absent manifest error shall be final and binding on Viacom and the CVR Holders. (Section 301(c)).

     Such amount, if any, shall be payable by Viacom, at Viacom's sole discretion, either (i) in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts; provided, however, Viacom may pay such amounts by its check payable in such money or (ii) by delivering the equivalent fair market value (as determined by an Independent Financial Expert) of securities of Viacom, including, without limitation, common stock or preferred stock, options or warrants therefor, other securities convertible into or exchangeable for common stock or preferred stock, notes, debentures, or any other security or any combination of the foregoing. Such securities shall be offered pursuant to registration under the Securities Act or under an exemption thereof and the type and the terms of such securities shall be at Viacom's sole discretion. Harris Trust Company of New York has been appointed as paying agent in the Borough of Manhattan, The City of New York. (Section 307)



     Viacom may at its option extend the Maturity Date to the First Extended Maturity Date and may at its option extend the First Extended Maturity Date to the Second Extended Maturity Date. Such options shall be exercised by (i) publishing notice of an extension in the Authorized Newspaper and (ii) furnishing notice to the CVR Holders of such extension, in each case, not less than one business day preceding the Maturity Date or the First Extended Maturity Date, as the case may be; provided, however, that no defect in any such notice shall affect the validity of the extension of the Maturity Date to the First Extended Maturity Date or the extension of the First Extended Maturity Date to the Second Extended Maturity Date, and that any notice when published and mailed to a CVR Holder in the aforesaid manner shall be conclusively deemed to have been received by such CVR Holder whether or not actually received by such CVR Holder. (Section 301(d))


     The CVRs are unsecured obligations of Viacom and will rank equally with all other unsecured indebtedness of Viacom.

     PAYMENT UPON THE OCCURRENCE OF A DISPOSITION. Upon the consummation of a Disposition (as defined below), Viacom shall pay (in cash or securities of Viacom) to each CVR Holder for each CVR held by such CVR Holder an amount, if any, as determined by Viacom, by which the Discounted Target Price exceeds the greater of (i) the fair market value as determined by an Independent Financial Expert, of the consideration, if any, received for each share of Viacom Class B Common Stock by the holder thereof as a result of such Disposition and assuming that such holder did not exercise any right of appraisal granted under law with respect to such Disposition and (ii) the Minimum Price. Such determinations by Viacom and such Independent Financial Expert absent manifest error shall be final and binding on Viacom and the CVR Holders. Such payment, if any, shall be made on the Disposition Payment Date established by Viacom, which in no event shall be more than 30 days after the date on which the Disposition was consummated. (Section 301(e)) As soon as practicable, Viacom shall give CVR Holders notice of such Disposition and the Disposition Payment Date. (Section 301(f))

     DETERMINATION THAT NO AMOUNT IS PAYABLE WITH RESPECT TO THE CVRS. If the average trading value of a share of Viacom Class B Common Stock equals or exceeds $48 on the Maturity Date or $51 on the First Extended Maturity Date (if the Maturity Date is extended by Viacom to the First Extended Maturity Date) or $55 on the Second Extended Maturity Date (if the First Extended Maturity Date is extended by Viacom to the Second Extended Maturity Date), as the case may be, no amount will be payable with respect to the CVRs. Certain corporate reorganizations, in which consideration paid to holders of shares of Viacom Class B Common Stock exceeds minimum amounts may also result in no value being payable with respect to the CVRs.

     In the event that Viacom determines that no amount is payable with respect to the CVRs to the CVR Holders on the Maturity Date, the First Extended Maturity Date, the Second Extended Maturity Date or the Disposition Payment Date, as the case may be, Viacom shall give to the CVR Holders notice of such determination. Upon making such determination and absent manifest error, the CVRs shall terminate and become null and void and the CVR Holders shall have no further rights with respect thereto. The failure to give such notice or any defect therein shall not affect the validity of such determination. (Section 301(j))

     NO INTEREST. Notwithstanding any provision of the CVR Agreement or of the CVRs to the contrary, other than in the case of interest on the Default Amount, no interest shall accrue on any amounts payable on the CVRs to the CVR Holders. (Section 301(i))

     EVENTS OF DEFAULT. If an Event of Default occurs and is continuing, either the CVR Trustee or CVR Holders of not less than 25% of the outstanding CVRs, by notice in writing to Viacom (and to the CVR Trustee if given by CVR Holders), may declare the CVRs to be due and payable immediately, and upon any such declaration, Viacom shall pay to the CVR Holders (in cash or securities of Viacom, at Viacom's option) for each CVR held by the CVR Holders, the Default Amount with interest at the Default Interest Rate, from the Default Payment Date through the date payment is made to the CVR Trustee. (Section 801)

     If, at any time after the CVRs shall have been so declared due and payable, and before any judgment or decree for the payment of the amounts due shall have been obtained or entered, Viacom shall pay or shall deposit with the CVR Trustee a sum sufficient to pay all amounts which shall have become due otherwise than by acceleration (with interest upon such overdue amount at the Default Interest Rate to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the CVR Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made by the CVR Trustee except as a result of negligence or bad faith, and if any and all Events of Default, other than the nonpayment of the amounts which shall have become due by acceleration, shall have been cured, waived or otherwise remedied, then the CVR Holders holding a majority of all the CVRs then Outstanding, by written notice to Viacom and to the CVR Trustee, may waive all defaults with respect to the CVRs and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereof. (Section 801)


     CERTAIN PURCHASES AND SALES. Viacom and NAI will not, and Viacom will not permit any of its subsidiaries or controlled affiliates (including Paramount) to, purchase any shares of Viacom Class B Common Stock in open market transactions, in privately negotiated transactions or otherwise, on any day during the period commencing 10 trading days before the Valuation Period and ending on the last day of the Valuation Period, except with respect to employee benefit plans and other incentive compensation arrangements. (Section 704)



     ANTIDILUTION. In the event Viacom shall in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the number of outstanding shares of Viacom Class B Common Stock, Viacom shall similarly subdivide or combine the CVRs and shall appropriately adjust the Discounted Target Price, the Target Price and the Minimum Price. Whenever such an adjustment is made, Viacom shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (ii) promptly file with the CVR Trustee a copy of such certificate and (iii) mail a brief summary thereof to each CVR Holder. The CVR Trustee shall be fully protected in relying on any such certificate and on any adjustment therein contained. Such adjustment absent manifest error shall be final and binding on Viacom and the CVR Holders. Each outstanding CVR shall thenceforth represent that number of adjusted CVRs necessary to reflect such subdivision or combinations, and reflect the adjusted Discounted Target Price, Target Price and Minimum Price. (Section 301(k))


     CERTAIN DEFINITIONS.

     "Authorized Newspaper" means The Wall Street Journal (Eastern Edition), or if The Wall Street Journal (Eastern Edition) shall cease to be published, or, if the publication or general circulation of The Wall Street Journal (Eastern Edition) shall be suspended for whatever reason, such other English language newspaper as is selected by Viacom with general circulation in The City of New York, New York.

     "Current Market Value" means (i) with respect to the Maturity Date and the First Extended Maturity Date, the median of the averages of the closing prices on the AMEX (or such other exchange on which such shares are then listed) of shares of Viacom Class B Common Stock during each 20 consecutive trading day period that both begins and ends in the Valuation Period and (ii) with respect to the Second Extended Maturity Date, the average of the closing prices on the AMEX (or such other exchange on which such shares are then listed) of the Viacom Class B Common Stock during the 20 consecutive trading days in the Valuation Period which yield the highest such average of the closing prices for any such period within the Valuation Period.

     "Default Amount" means the amount, if any, by which the Discounted Target Price exceeds the Minimum Price.

     "Default Interest Rate" means 8% per annum.

     "Default Payment Date" means the date upon which the CVRs become due and payable pursuant to Section 801.


     "Discounted Target Price" means (i) if a Disposition or an Event of Default shall occur prior to the Maturity Date, $48.00 discounted back from the Maturity Date to the Disposition Payment Date or the Default Payment Date, as the case may be, at 8% per annum; (ii) if a Disposition or an Event of Default shall occur after the Maturity Date but prior to the First Extended Maturity Date, $51.00 discounted back from the First Extended Maturity Date to the Disposition Payment Date or Default Payment Date, as the case may be, at 8% per annum; or
(iii) if a Disposition or an Event of Default shall occur after the First Extended Maturity Date but prior to the Second Extended Maturity Date, $55.00 discounted back from the Second Extended Maturity Date to the Disposition Payment Date or Default Payment Date, as the case may be, at 8% per annum. In each case, upon each occurrence of an event specified under "Antidilution" above, such amounts, as they may have been previously adjusted, shall be adjusted as described under "Antidilution" above.


     "Disposition" means (i) a merger, consolidation or other business combination involving Viacom as a result of which no shares of Viacom Class B Common Stock shall remain outstanding, (ii) a sale, transfer or other disposition, in one or a series of transactions, of all or substantially all of the assets of Viacom or (iii) a reclassification of Viacom Class B Common Stock as any other capital stock of Viacom or any other Person; provided, however, that a "Disposition" shall not mean, or occur upon, a merger of Viacom and any wholly owned subsidiary of Viacom.

     "Disposition Payment Date" means the date established by Viacom, which in no event shall be more than 30 days after the date on which the disposition was consummated, upon which Viacom shall pay in the manner provided in Section 307 of the CVR Agreement to each CVR Holder for each CVR held by such CVR Holder an amount, if any, as determined by Viacom.


     "Event of Default," with respect to the CVRs, means each of the following which shall have occurred and be continuing: (a) default in the payment of all or any part of the amounts payable in respect of any of the CVRs as and when the same shall become due and payable either at the Maturity Date, the First Extended Maturity Date, the Second Extended Maturity Date, the Disposition Payment Date or otherwise; or (b) default in the performance, or breach of any covenant or warranty of Viacom, and continuance of such default or breach for a period of 90 days after written notice has been given to Viacom by the CVR Trustee or to Viacom and the CVR Trustee by CVR Holders holding at least 25% of the CVRs; or (c) certain events of bankruptcy, insolvency, reorganization, or other similar events in respect of Viacom.


     "Independent Financial Expert" means a nationally recognized investment banking firm.

     The "Minimum Price" means (i) at the Maturity Date, $36.00, (ii) at the First Extended Maturity Date, $37.00 and (iii) at the Second Extended Maturity Date, $38.00. In each case, upon each occurrence of an event specified under "Antidilution" above, such amounts, as they may have been previously adjusted, shall be adjusted as described under "Antidilution" above.

     The "Target Price" means (i) at the Maturity Date, $48.00, (ii) at the First Extended Maturity Date, $51.00 and (iii) at the Second Extended Maturity Date, $55.00. In each case, upon each occurrence of an event specified under "Antidilution" above, such amounts, as they may have been previously adjusted, shall be adjusted as described under "Antidilution" above.

     "Valuation Period" means the 60 trading day period immediately preceding (and including) the Maturity Date, the First Extended Maturity Date or the Second Extended Maturity Date, as the case may be.

VIACOM WARRANTS


     General. Viacom will issue an aggregate of 30,567,739 Viacom Three-Year Warrants and 18,340,643 Viacom Five-Year Warrants in connection with the Paramount Merger. The Viacom Three-Year Warrants are being offered pursuant to a Warrant Agreement (the "Viacom Three-Year Warrant Agreement") that will be entered into between Viacom and Harris Trust and Savings Bank, as Warrant Agent. The Viacom Five-Year Warrants are being offered pursuant to a Warrant Agreement (the "Viacom Five-Year Warrant Agreement" and, together with the Viacom Three-Year Warrant Agreement, the "Viacom Warrant Agreements") that will be entered into between Viacom and Harris Trust and Savings Bank, as Warrant Agent. The following summary of certain provisions of the Viacom Warrant Agreements does not purport to be complete and is subject to and is qualified in its entirety by reference to the provisions of the Viacom Warrant Agreements, including the definitions of certain terms therein. A copy of the form of the Viacom Warrant Agreements, including the form of Viacom Warrant Certificates (as defined below), is filed as an exhibit to the Registration Statement, to which this Proxy Statement/Prospectus forms a part.


     Each Viacom Three-Year Warrant is evidenced by a warrant certificate (the "Viacom Three-Year Warrant Certificate") which entitles the warrantholder, at any time prior to third anniversary of the Paramount Effective Time (the "Three-Year Expiration Date"), to purchase one share of Viacom Class B Common Stock at a price (the "Three-Year Exercise Price") of $60 per share, subject to certain adjustments. Viacom Three-Year Warrants that are not exercised prior to the Three-Year Expiration Date will expire and become void.

     Each Viacom Five-Year Warrant is evidenced by a warrant certificate (the "Viacom Five-Year Warrant Certificate" and, together with the Viacom Three-Year Warrant Certificate, the "Viacom Warrant Certificates") which entitles the warrantholder at any time prior to the fifth anniversary of the Paramount Effective Time (the "Five-Year Expiration Date" and, together with the Three-Year Expiration Date, the "Viacom Warrant Expiration Dates"), to purchase one share of Viacom Class B Common Stock at a price (the "Five-Year Exercise Price" and, together with the Three-Year Exercise Price, the "Viacom Warrant Exercise Prices") of $70 per share, subject to certain adjustments. Viacom Five-Year Warrants that are not exercised prior to the Five-Year Expiration Date will expire and become void.

     The aggregate number of shares of Viacom Class B Common Stock issuable upon exercise of the Viacom Warrants is equal to 25% of the Viacom Class B Common Stock to be outstanding after the Paramount Merger and 14% after the Mergers.

     Exercise of Viacom Warrants. To exercise all or any of the Viacom Warrants represented by a Viacom Warrant Certificate, the warrantholder is required to surrender to the Warrant Agent the Viacom Warrant Certificate, a duly executed copy of the subscription form set forth in the Viacom Warrant Certificate, and payment in full of the Viacom Warrant Exercise Price for each share of Viacom Class B Common Stock as to which a Viacom Warrant is exercised. In the case of the Viacom Three-Year Warrants, such payment may be made in cash or by certified or official bank or bank cashier's check payable to the order of Viacom.

     In the case of Viacom Five-Year Warrants, such payment may be made (i) in cash or by certified or official bank or bank cashier's check payable to the order of Viacom or (ii) by exchanging, if issued, either Series C Preferred Stock with a liquidation preference equal to the Five-Year Exercise Price, or Viacom Exchange Debentures with a principal amount equal to the Five-Year Exercise Price. Upon the exercise of any Viacom Warrants in accordance with the Viacom Warrant Agreement, the Viacom Warrant Agent will cause Viacom to transfer promptly to or upon the written order of the Warrantholder appropriate evidence of ownership of any shares of Viacom Class B Common Stock, registered or otherwise placed in such name or names as such warrantholder may direct in writing, and will deliver such evidence of ownership to the person or persons entitled to receive the same and an amount in cash, in lieu of any fractional shares, if any. All shares of Viacom Class B Common Stock issuable by Viacom upon the exercise of the Viacom Warrants must be validly issued, fully paid and nonassessable.

     Antidilution Provisions. The number of shares of Viacom Class B Common Stock that may be purchased upon the exercise of each Viacom Warrant, and payment of the Viacom Warrant Exercise Price, are subject to adjustment in the event of certain transactions, including Viacom's (a) issuing shares of Viacom Class B Common Stock as a stock dividend to the holders of Viacom Common Stock,
(b) subdividing or combining the outstanding shares of Viacom Class B Common Stock into a greater or lesser number of shares, (c) issuing any shares of its capital stock in a reclassification or reorganization of the Viacom Class B Common Stock, (d) issuing, selling, distributing or otherwise granting rights to subscribe for or to purchase warrants or options for the purchase of Viacom Class B Common Stock or any stock or securities convertible into or exchangeable for Viacom Class B Common Stock, and (e) issuing, selling or otherwise distributing certain convertible securities. No fractional shares will be issued upon exercise of Viacom Warrants, but Viacom will pay the cash value of any fractional shares otherwise issuable. In case of any consolidation, merger or sale of all or substantially all of the assets of Viacom in a transaction in which the holders of Viacom Class B Common Stock immediately prior to such transaction receive securities, cash or other assets of Viacom (or any other person), the holder of each outstanding Viacom Warrant shall have the right to the kind and amount of securities, cash or other assets receivable by a holder of the number of shares of Viacom Class B Common Stock into which such Viacom Warrants were exercisable immediately prior thereto.


     Trading/Listing. Viacom has filed an application to list the Viacom Warrants on the AMEX, subject to official notice of issuance. The Viacom Three-Year Warrants and the Viacom Five-Year Warrants will be traded on the AMEX under the symbols "VIA.WS.C" and "VIA.WS.E", respectively.


VOTING AND OTHER RIGHTS OF THE VIACOM COMMON STOCK

     Voting Rights. Under the Viacom Restated Certificate of Incorporation, except as noted below or otherwise required by the DGCL, the holders of the outstanding shares of Viacom Class A Common Stock vote together with the holders of the outstanding shares of all other classes of capital stock of Viacom entitled to vote, without regard to class. At the present time, however, there are no outstanding shares of any other class of capital stock of Viacom entitled to vote. Each holder of an outstanding share of Viacom Class A Common Stock is entitled to cast one vote for each such share registered in the name of such holder. The affirmative vote of the holders of a majority of the outstanding shares of Viacom Class A Common Stock is necessary to approve any consolidation or merger of Viacom with or into another corporation pursuant to which shares of Viacom Class A Common Stock would be converted into or exchanged for any securities or other consideration.

     A holder of an outstanding share of Viacom Class B Common Stock is not entitled, except as may be required by Delaware law, to vote on any question presented to the stockholders of Viacom, including both the election of directors and certain amendments to the Restated Certificate of Incorporation which might affect Viacom Class B Common Stock or the holders thereof. Under Delaware law and the Viacom Restated Certificate of Incorporation, holders of shares of Viacom Class B Common Stock are entitled to vote, as a class, only with respect to any proposed amendment to the Viacom Restated Certificate of Incorporation which would (i) increase or decrease the par value of a share of Viacom Class B Common Stock or (ii) alter or change the powers, preferences or special rights of the shares of Viacom Class B Common Stock so as to affect them adversely. Any future change in the number of authorized shares of Viacom Class B Common Stock or any consolidation or merger of Viacom with or into another corporation pursuant to which shares of Viacom Class B Common Stock would be converted into or exchanged for any securities or other consideration could be consummated with the
                                      138
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approval of the holders of a majority of the outstanding shares of Viacom Class
A Common Stock and without any action by the holders of shares of Viacom Class B Common Stock.

     Dividends. Subject to the rights and preferences of any outstanding preferred stock, dividends on Viacom Class A Common Stock and Viacom Class B Common Stock would be payable out of the funds of Viacom legally available therefor when, as and if declared by the Viacom Board. However, no dividend may be paid or set aside for payment and no distribution may be made on either class of Viacom Common Stock unless at the same time and in respect of the same declaration date and record date a ratable dividend is paid or set aside for payment or a distribution is made on the other class of Viacom Common Stock.

     Rights in Liquidation. In the event Viacom is liquidated, dissolved or wound up, whether voluntarily or involuntarily, the net assets of Viacom would be divided ratably among the holders of the then outstanding shares of Viacom Class A Common Stock and Viacom Class B Common Stock after payment or provision for payment of the full preferential amounts to which the holders of any series of preferred stock of Viacom then issued and outstanding would be entitled.

     Split, Subdivision or Combination. If Viacom splits, subdivides or combines the outstanding shares of Viacom Class A Common Stock or Viacom Class B Common Stock, the outstanding shares of the other class of Viacom Common Stock shall be proportionally split, subdivided or combined in the same manner and on the same basis as the outstanding shares of the other class of Viacom Common Stock have been split, subdivided or combined.

     Preemptive Rights. Shares of Viacom Class A Common Stock and shares of Viacom Class B Common Stock do not entitle a holder to any preemptive rights enabling a holder to subscribe for or receive shares of stock of any class or any other securities convertible into shares of stock of any class of Viacom. The Viacom Board possesses the power to issue shares of authorized but unissued Viacom Class A Common Stock and Viacom Class B Common Stock without further stockholder action, subject, so long as shares of Viacom Class A Common Stock and Viacom Class B Common Stock are listed on the AMEX, to the requirements of such exchange. The number of authorized shares of Viacom Class A Common Stock and Viacom Class B Common Stock could be increased with the approval of the holders of a majority of the outstanding shares of Viacom Class A Common Stock and without any action by the holders of shares of Viacom Class B Common Stock.

     Trading Market. The outstanding shares of Viacom Class A Common Stock and Viacom Class B Common Stock are listed for trading on the AMEX. The Registrar and Transfer Agent for Viacom Common Stock is The First Chicago Trust Company of New York.

     Alien Ownership. The Viacom Restated Certificate of Incorporation provides that Viacom may prohibit the ownership or voting of a percentage of its equity securities in order to ensure compliance with the requirements of the Communications Act.

VIACOM PREFERRED STOCK


     The Viacom Board, without further action by the stockholders, is authorized to issue up to 100 million shares of preferred stock in one or more series and to designate as to any such series the dividend rate, redemption prices and terms, preferences on liquidation or dissolution, rights in the event of a merger, consolidation, distribution or sale of assets, conversion rights, voting rights and any other powers, preferences, and relative, participating, optional or other special rights and qualifications, limitations or restrictions. The rights of the holders of Viacom Common Stock will be subject to, and may be adversely affected by, the rights of the holders of Viacom Preferred Stock and any preferred stock of Viacom that may be issued in the future. The Viacom Preferred Stock will rank senior to Viacom Common Stock with respect to dividends and distribution of assets upon liquidation or winding up. Issuance of a new series of preferred stock, while providing desirable flexibility in connection with possible acquisitions or other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from acquiring, a majority of the outstanding voting stock of Viacom.

     Viacom has issued 24 million shares of Series A Preferred Stock to Blockbuster and 24 million shares of Series B Preferred Stock to NYNEX, both of which classes have indentical rights and restrictions and rank equally as to dividends and distribution of assets upon liquidation. Upon consummation of the Blockbuster Merger, the Series A Preferred Stock owned by Blockbuster will cease to be outstanding. Pursuant to the Paramount Merger, Viacom is reserving for issuance a new series of preferred stock, the Series C Preferred Stock. See "--Series C Preferred Stock."

     Holders of shares of Viacom Preferred Stock will be entitled to receive cumulative cash dividends at the rate per annum of $1.25 per share of Series A Preferred Stock and $2.50 per share of Series B Preferred Stock, payable quarterly. So long as any shares of Viacom Preferred Stock are outstanding, Viacom may not (i) declare or pay any dividend or distribution on any junior stock of Viacom or (ii) redeem or set apart funds for the purchase or redemption of any junior stock unless all accrued and unpaid dividends with respect to the Viacom Preferred Stock have been paid or funds have been set apart for payment through the current dividend period.


     Shares of Viacom Preferred Stock may not be redeemed by Viacom prior to October 1, 1998, after which date such stock will be redeemable at Viacom's option for an aggregate redemption price of at least $100 million at declining redemption prices annually until October 1, 2003. In the event of any liquidation, dissolution or winding up of Viacom, whether voluntary or involuntary, holders of shares of Viacom Preferred Stock shall receive $25.00 per share of Series A Preferred Stock and $50 per share of Series B Preferred Stock plus an amount per share equal to all dividends accrued and unpaid thereon to the date of final distribution to such holders.


     The holders of shares of Viacom Preferred Stock will have no voting rights, unless dividends payable on Series A Preferred Stock or Series B Preferred Stock fall in arrears for dividend periods totalling at least 360 days, in which case the number of directors of Viacom will be increased by two in respect of each such series and the holders of shares of each such series will have the right to elect two additional directors to the Viacom Board at Viacom's next annual meeting of stockholders and at each subsequent annual meeting until all such dividends have been paid in full.

     Changes to Viacom's Restated Certificate of Incorporation which adversely affect the rights of the holders of Series A Preferred Stock or Series B Preferred Stock require two-thirds approval of the outstanding shares of such series. The Certificates of Designation of the Series A Preferred Stock and Series B Preferred Stock may not be amended without the consent of the purchaser thereof as long as such outstanding shares are owned in full by Blockbuster or NYNEX, as the case may be.

     Shares of Viacom Preferred Stock will be convertible at any time at the option of the holders thereof into shares of Viacom Class B Common Stock at a conversion price of $70 per share of Viacom Class B Common Stock (equivalent to a conversion rate of 0.3571 shares of Viacom Class B Common Stock for each share of Series A Preferred Stock and 0.7143 for each share of Series B Preferred Stock), subject to customary adjustments. Holders of Viacom Preferred Stock will have no preemptive rights with respect to any shares of Viacom Common Stock or any other Viacom securities convertible into or carrying rights or options to purchase any such shares.

SERIES C PREFERRED STOCK

     Pursuant to the Paramount Merger and the terms of the Viacom Merger Debentures, Viacom has reserved for issuance a new series of preferred stock, the Series C Preferred Stock. If issued, the Series C Preferred Stock would be fully paid and nonassessable. The holders of the Series C Preferred Stock would have no preemptive rights with respect to any shares of Viacom Common Stock or any other securities of Viacom convertible into or carrying rights or options to purchase any such shares.

     Ranking. If issued, the Series C Preferred Stock would rank senior to the Viacom Common Stock with respect to dividends and upon liquidation or winding up. If issued, the Series C Preferred Stock would rank equally with the Series A Preferred Stock and the Series B Preferred Stock as to dividends and the distribution of assets upon liquidation or winding up.

     Dividends. Holders of shares of Series C Preferred Stock, if issued, would be entitled to receive, when, as and if declared by the Viacom Board, out of funds legally available for payment, cumulative cash dividends at the rate per annum of $2.50 per share until the tenth anniversary of the Paramount Effective Time, and at the rate per annum of $5.00 per share thereafter. Dividends shall accrue and be cumulative from the later of the Paramount Effective Time and the latest date through which interest had been paid on the Viacom Merger Debentures, whether or not in any dividend period or periods there shall be funds legally available for the payment of such dividends. Dividends on the Series C Preferred Stock would be payable quarterly on the first business day of January, April, July and October of each year, commencing on the first such date following issuance of the Series C Preferred Stock, or at such additional times and for such interim periods, if any, as determined by the Viacom Board. Each such dividend will be payable in arrears to holders of record as they appear on the stock records of Viacom at the close of business on such record dates, not exceeding 60 days preceding the payment dates thereof, as shall be fixed by the Viacom Board. Accrued and unpaid dividends shall accrue interest at the Base Rate as announced from time to time by Citibank, N.A. The amount of dividends payable on the Series C Preferred Stock for each full dividend period shall be computed by dividing the annual dividend rate by four. The amount of dividends payable for the initial dividend period on the Series C Preferred Stock, or any other period shorter or longer than a full dividend period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.



     So long as any shares of Series C Preferred Stock are outstanding, no dividends, except as described below, may be declared or paid or set apart for payment on any class or series of stock of Viacom ranking, as to dividends, on a parity with the Series C Preferred Stock, nor shall any such shares be redeemed or purchased by Viacom or any subsidiary, unless full cumulative dividends on the Series C Preferred Stock have been declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment. When dividends are not paid in full or a sum sufficient for such payment is not set apart on the shares of the Series C Preferred Stock and any other class or series of stock ranking on a parity as to dividends with the Series C Preferred Stock, all dividends declared on the Series C Preferred Stock and on such other stock shall be declared pro rata so that the amounts of dividends per share declared on the Series C Preferred Stock and on such other stock shall in all cases bear to each other the same ratio that the accrued dividends per share on the shares of Series C Preferred Stock and such other stock bear to each other.


     So long as any shares of Series C Preferred Stock are outstanding, neither Viacom nor any subsidiary may (i) declare or pay or set apart for payment any dividend or other distribution with respect to any junior stock of Viacom or
(ii) redeem or set apart funds for the purchase, redemption or other acquisition of any junior stock, unless (A) all accrued and unpaid dividends with respect to the Series C Preferred Stock and any of the stock ranking on a parity with such stock as to dividends or upon liquidation ("Parity Stock") at the time such dividends are payable have been paid or funds have been set apart for payment of such dividends and (B) sufficient funds have been set apart for the payment of the dividend for the current dividend period with respect to the Series C Preferred Stock and any Parity Stock.

     As used herein, (i) the term "dividend" does not include dividends payable solely in shares of junior stock on junior stock, or options, warrants or rights to holders of junior stock to subscribe for or purchase any junior stock, and
(ii) the term "junior stock" means the Viacom Common Stock and any other class of capital stock of Viacom now or hereafter issued and outstanding that ranks junior as to dividends and upon liquidation to the Series C Preferred Stock.

     Redemption. Shares of Series C Preferred Stock may not be redeemed by Viacom prior to the fifth anniversary of the Paramount Effective Time, after which date the shares of such stock will be redeemable at the option of Viacom, in whole or in part, at any time or from time to time, out of funds legally available therefor, at the redemption prices set forth below, plus in each case an amount equal to accrued and unpaid dividends, if any, to the redemption date, whether or not earned or declared.


                                                                                            REDEMPTION PRICE FOR
                 IF REDEEMED DURING THE 12-MONTH PERIOD BEGINNING ON THE                     SERIES C PREFERRED
               ANNIVERSARY OF THE PARAMOUNT EFFECTIVE TIME INDICATED BELOW                          STOCK
- -----------------------------------------------------------------------------------------  -----------------------
Fifth....................................................................................         $   52.50
Sixth....................................................................................         $   52.00
Seventh..................................................................................         $   51.50
Eighth...................................................................................         $   51.00
Ninth....................................................................................         $   50.50
Tenth and thereafter.....................................................................         $   50.00

     If fewer than all of the shares of Series C Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata or in some other equitable manner determined by Viacom. If fewer than all the shares represented by any certificate are redeemed, a new certificate will be issued representing the unredeemed shares without cost to the holder thereof. No fractional shares will be issued upon redemption, but an adjustment in cash will be made in respect of any fraction of an unredeemed share which would otherwise be issuable.

     In the event that full cumulative dividends on the Series C Preferred Stock and any other class or series of stock ranking, as to dividends, on a parity with the Series C Preferred Stock have not been paid or declared and set apart for payment, the Series C Preferred Stock may not be redeemed in part and Viacom may not purchase or acquire shares of Series C Preferred Stock or such other stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Series C Preferred Stock and such other stock.

     On and after the date fixed for redemption, provided that the redemption price (including any accrued and unpaid dividends to the date fixed for redemption) has been duly paid or provided for, dividends shall cease to accrue on the Series C Preferred Stock called for redemption, such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as stockholders of Viacom shall cease except the right to receive from Viacom the redemption price without interest thereon after the redemption date and any cash adjustment in lieu of fractional unredeemed shares.

     Liquidation Preference. In the event of any liquidation, dissolution or winding up of Viacom, whether voluntary or involuntary, before any payment or distribution of the assets of Viacom (whether capital or surplus) shall be made to or set apart for the holders of junior stock, upon liquidation, dissolution or winding up, the holders of the shares of Series C Preferred Stock shall be entitled to receive $50.00 per share (the "liquidation preference") plus an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid thereon to the date of final distribution to such holders; but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of Viacom, the assets of Viacom, or proceeds thereof, distributable among the holders of the shares of Series C Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidation payments on any other shares of stock ranking, as to liquidation, dissolution or winding up, on a parity with the Series C Preferred Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of Series C Preferred Stock and any such other stock ratably in accordance with the respective amounts which would be payable on such shares of Series C Preferred Stock and any such other stock if all amounts payable thereon were paid in full. Neither a consolidation or merger of Viacom with another corporation nor a sale or transfer of all or substantially all of Viacom's assets nor a statutory share exchange will be considered a liquidation, dissolution or winding up, voluntary or involuntary, of Viacom.

     Voting Rights. Except as indicated below, or except as otherwise from time to time required by applicable law, the holders of shares of Series C Preferred Stock will have no voting rights.

     Whenever dividends payable on Series C Preferred Stock shall be in arrears for such number of dividend periods which shall in the aggregate contain not less than 360 days, the number of directors of Viacom will be increased by two and the holders of Series C Preferred Stock, voting together as a class
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

with the holders of any other class or series of Parity Stock upon which like voting rights have been conferred and are exercisable, will have the right to elect two additional directors to the Viacom Board at Viacom's next annual meeting of stockholders and at each subsequent annual meeting until all such dividends on such series have been paid in full. At elections of such directors, each holder of Series C Preferred Stock shall be entitled to one vote per share. Upon any termination of the right of the holders of such series to vote for directors as provided above, the term of office of all directors then in office, elected by such series, shall terminate immediately.


     The approval of two-thirds of the outstanding shares of Series C Preferred Stock shall be required in order to amend the Restated Certificate of Incorporation of Viacom to affect materially and adversely the rights, preferences or voting powers of the holders of such series of stock or to authorize, create, issue or increase the authorized or issued amount of, any class of stock having rights senior or superior with respect to dividends and upon liquidation to such series; provided, however, that any increase in the amount of authorized preferred stock or the creation and issuance of other series of preferred stock, or any increase in the amount of authorized shares of such series or of any other series of preferred stock, in each case ranking on a parity with or junior to the Series C Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences or voting powers.

     Exchangeability of Series C Preferred Stock. The Series C Preferred Stock is exchangeable in whole, or in part, at the option of Viacom, for Viacom Exchange Debentures on any scheduled dividend payment date beginning on or after the third anniversary of the Paramount Effective Time. Holders of Series C Preferred Stock so exchanged will be entitled to receive $50.00 principal amount of Viacom Exchange Debentures for each share of Series C Preferred Stock held by such holders at the time of exchange plus an amount per share in cash equal to all accrued and unpaid dividends thereon to the date of exchange (the "Series C Exchange Date"). The Viacom Exchange Debentures will be issuable only in registered form and in denominations of $1,000 and integral multiples thereof. See "Description of Viacom Debentures." An amount in cash will be paid to holders for any principal amount otherwise issuable which is less than $1,000. Viacom will mail written notice of its intention to exchange to each holder of record of the Series C Preferred Stock not less than 10 nor more than 60 days prior to the date fixed for exchange.


     Upon the Series C Exchange Date, the rights of holders of Series C Preferred Stock as stockholders of Viacom shall cease (except the right to receive the Viacom Exchange Debentures, any accrued and unpaid dividends to but not including the Series C Exchange Date, and any cash adjustment in lieu of any principal amount less than $1,000) and the shares of Series C Preferred Stock so exchanged no longer will be deemed outstanding. If full cumulative dividends on the shares of Series C Preferred Stock to be exchanged have not been paid to the Series C Exchange Date, or funds set aside to provide for payment in full of the dividends, Viacom may not exchange the Series C Preferred Stock for the Viacom Exchange Debentures.


     Listing. Viacom has agreed to use its reasonable best efforts to cause the shares of Series C Preferred Stock to be approved for listing on the AMEX prior to the issuance thereof.

                        DESCRIPTION OF VIACOM DEBENTURES


     GENERAL. The Viacom Merger Debentures and the Viacom Exchange Debentures (collectively, the "Viacom Debentures") will be issued under an Indenture (the "Indenture"), between Viacom and Harris Trust and Savings Bank, as trustee (the "Trustee"), which will be subject to and governed by the Trust Indenture Act of 1939, as amended (the "TIA"). The Viacom Debentures will be general unsecured junior subordinated obligations of Viacom and will be issued in registered form without coupons in denominations of $1,000 and integral multiples thereof.



     As indicated under "Subordination" below, the Viacom Debentures will be subordinated and subject in right of payment to the prior payment in full of all Senior Obligations of Viacom.


     The following summary of certain provisions of the Indenture and the Viacom Debentures does not purport to be complete and is subject to and qualified in its entirety by reference to the Indenture and the Viacom Debentures, including the definitions therein of terms not defined in this Proxy Statement/Prospectus. The definitions of certain capitalized terms used in the following summary are set forth below under "Certain Definitions." A copy of the Indenture, including the form of the Viacom Merger Debentures and the form of the Viacom Exchange Debentures, is filed as an exhibit to the Registration Statement, of which this Proxy Statement/Prospectus forms a part. Section references used in this section of the Proxy Statement/Prospectus refer to sections of the Indenture.


     SUBORDINATION. The payment of the principal of and interest on the Viacom Debentures is subordinated in right of payment, to the extent set forth in the Indenture, to the prior payment in full of all Senior Obligations of Viacom, as that term is defined in the Indenture. (Section 101) By reason of such subordination, in the event of the insolvency of Viacom, creditors of Viacom who are not holders of Senior Obligations of Viacom may recover less ratably than holders of Senior Obligations of Viacom and may recover more or less ratably than Holders of the Viacom Debentures and Viacom may be unable to make all payments due under the Viacom Debentures. There are no restrictions in the Indenture on the amount of Senior Obligations or any other indebtedness that may be issued by Viacom, and the Viacom Debentures will be subordinated to substantially all future indebtedness of Viacom and effectively subordinated to all indebtedness and other liabilities of subsidiaries of Viacom. Upon any distribution of the assets of Viacom upon any dissolution, winding up, liquidation, or reorganization of Viacom, the holders of Senior Obligations of Viacom will be entitled to receive payment in full before holders of the Viacom Debentures are entitled to receive any payment. (Section 1302)


     "Senior Obligations" means with respect to any Person, without duplication,
(i) all indebtedness of such Person for borrowed money, including all obligations of Viacom under its bank credit facilities, or for the deferred purchase price of property or services, including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit and acceptances issued under letter of credit facilities, acceptance facilities or other similar facilities, (ii) all indebtedness of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), including trade accounts payable arising in the ordinary course of business,
(iv) all Capitalized Lease Obligations of such Person, (v) all Senior Obligations referred to in (but not excluded from) clause (i), (ii), (iii) or
(iv) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Senior Obligations has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Senior Obligations, (vi) all liabilities that such Person has guaranteed or that is otherwise its legal liability, other than endorsements for collection or deposit, in either case in the ordinary course of business, or any obligation or liability of such Person in respect of leasehold interests assigned by such Person to any other Person, (vii) all Redeemable Capital Stock issued by such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, (viii) all obligations under interest rate contracts of such Person and (ix) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) through (viii) above, unless, in the case of any particular indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such indebtedness shall not be senior in right of payment to the Viacom Debentures. Notwithstanding the foregoing, "Senior Obligations" shall not include indebtedness evidenced by the Viacom Debentures. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Obligations shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value to be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock. (Section 101)


     If (a) in the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Obligations of Viacom beyond any applicable grace period with respect thereto, or in the event that any nonpayment event of default with respect to any Senior Obligations of Viacom shall have occurred and be continuing and shall have resulted in such Senior Obligations becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or
(b) in the event that any other nonpayment event of default with respect to any Senior Obligations of Viacom shall have occurred and be continuing permitting the holders of such Senior Obligations (or a trustee on behalf of the holders thereof) to declare such Senior Obligations due and payable prior to the date on which it would otherwise have become due and payable, then no payment, direct or indirect (including any payment which may be payable by reason of the payment of any other indebtedness of Viacom being subordinated to the payment of the Viacom Debentures), shall be made by Viacom on account of principal of (or premium, if any) or interest on the Viacom Debentures or on account of the purchase or redemption or other acquisition of Viacom Debentures (x) in case of any payment or nonpayment event of default specified in (a), unless and until (A) such event of default shall have been cured or waived or shall have ceased to exist or such acceleration shall have been rescinded or annulled or (B) the Senior Obligations in respect of which such declaration of acceleration has occurred is discharged,
(y) in case of any nonpayment event of default specified in (b), from the earlier of the dates Viacom and the Trustee receive written notice of such event of default from an Agent Bank or any other representative of a holder of Senior Obligations of Viacom until the earlier of (A) 180 days after such date and (B) the date, if any, on which the Senior Obligations to which such default relates are discharged or such default is waived by the holders of such Senior Obligations or otherwise cured (provided that further written notice relating to the same Senior Obligations received by Viacom or the Trustee within 12 months after such receipt shall not be effective for purposes of this clause (y)) or
(z) in case of any payment or nonpayment event of default specified in clause
(a) or (b), as long as any judicial proceeding is pending with respect to such event. (Section 1303)


     If Viacom fails to make any payment on the Viacom Debentures when due or within any applicable grace period, whether or not on account of the payment blockage provisions referred to above, such failure would constitute an Event of Default under the Indenture and would enable the holders of the Viacom Debentures to accelerate the maturity thereof. See "--Events of Default."


     As a holding company, Viacom is dependent on dividends or other intercompany transfers of funds from its subsidiaries to meet its debt service and other obligations. Claims of creditors of Viacom's subsidiaries, including trade creditors, will generally have priority as to the assets of such subsidiaries over the claims of Viacom and the holders of Viacom's indebtedness and other obligations, including the Viacom Debentures. When issued, the Viacom Debentures will be subordinate in right of payment to all then existing indebtedness of Viacom, as shown on its consolidated financial statements, including the notes thereto, which are incorporated by reference in this Proxy Statement/Prospectus.


     The Viacom Debentures will be effectively subordinated to all indebtedness and other liabilities, including current liabilities and commitments under leases, if any, of Viacom's subsidiaries. Any right of Viacom to receive assets of any of its subsidiaries upon liquidation or reorganization of the subsidiary (and the consequent right of the holders of the Viacom Debentures to participate in those assets) will be effectively subordinated to the claims of that subsidiary's creditors (including trade creditors), except to the extent that Viacom is itself recognized as a creditor of such subsidiary, in which case the claims of Viacom would still be subordinated to any security interests in the assets of such subsidiary and any indebtedness of such subsidiary senior to that held by Viacom.


     COVENANTS. The Indenture contains covenants of Viacom with respect to the following matters: (i) payment of principal, premium, if any, and interest (Section 1001); (ii) maintenance of an office or agency (Section 1002); (iii) arrangements regarding the handling of money for security payments to be held in trust (Section 1003); (iv) maintenance of corporate existence (Section 1004); and (v) provision of compliance certificates. (Section 1005)


     EVENTS OF DEFAULT. The following are Events of Default under the Indenture:

          (i) default in the payment of any interest on any Viacom Debenture when it becomes due and payable, and continuance of such default for a period of 30 days whether or not such payment shall be prohibited by the subordination provisions of the Indenture; or


          (ii) default in the payment of the principal of (or premium, if any, on) any Viacom Debenture at its Maturity, upon acceleration, redemption or when otherwise due and payable, whether or not such payment shall be prohibited by the subordination provisions of the Indenture; or


          (iii) default in the payment of any redemption payment on any Viacom Debenture when it becomes due and payable, and continuance of such default for a period of 30 days whether or not such payment shall be prohibited by the subordination provisions of the Indenture; or


          (iv) default in the performance, or breach, of any covenant or warranty of Viacom in the Indenture (other than a default in the performance, or breach, of a covenant or warranty a default which is specifically dealt with elsewhere in the Indenture), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to Viacom and the Agent Bank by the Trustee or to Viacom, the Trustee and the Agent Bank by the Holders of at least 25% in principal amount of the Outstanding Viacom Debentures a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Indenture; or



          (v) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of Viacom or any Subsidiary of Viacom in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging Viacom or any such Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of Viacom or any such Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of Viacom or any such Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; provided that, in the case of any such Subsidiary, the entry of such a decree or order shall not constitute an Event of Default under the Indenture unless the claims of such Subsidiary's creditors shall, in the aggregate, be in excess of $100 million; or

          (vi) the commencement by Viacom or any Subsidiary of Viacom of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of Viacom or any such Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of Viacom or any such Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate action by Viacom or any such Subsidiary in furtherance of any such action; provided that, in the case of any such Subsidiary, none of the foregoing actions shall constitute an Event of Default under the Indenture unless the claims of such Subsidiary's creditors shall, in the aggregate, be in excess of $100 million. (Section
     501)



     If an Event of Default (other than an Event of Default specified in (v) or (vi) above) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Viacom Debentures may, and the Trustee at the request of such Holders shall, declare due and payable immediately the unpaid principal of (and premium, if any) and accrued interest in respect of each Viacom Debenture then Outstanding (the "Default Amount"). Upon any such declaration, the Default Amount shall become due and payable on all Outstanding Viacom Debentures (i) if no Credit Agreement is in effect, immediately, or (ii) if any Credit Agreement is in effect, upon the first to occur of (a) an acceleration under such Credit Agreement and (b) the fifth business day after receipt by Viacom and by the Agent Bank of written notice of such declaration unless (in the absence of an acceleration under the Credit Agreement) on or prior to such fifth business day Viacom shall have discharged the indebtedness, if any, that is the subject of such Event of Default or otherwise cured the default relating to such Event of Default and shall have given written notice of such discharge or cure to the Trustee and the Agent Bank. Notwithstanding any other provision of the Indenture relating to acceleration of maturity, rescission and annulment, if an Event of Default specified in (v) or (vi) above occurs, then the Default Amount on the Viacom Debentures then Outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. (Section 502)



     At any time after such a declaration of acceleration, with respect to Viacom Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in principal amount of the Outstanding Viacom Debentures may, under certain circumstances, rescind or annul such declaration and its consequences if Viacom (without violating the subordination provisions of the Indenture) has paid or deposited with the Trustee a sum sufficient to pay all overdue interest and other required amounts and if all Events of Default, other than the nonpayment of accelerated principal, premium, if any, and interest, have been cured or waived as provided in the Indenture. (Section 502) The Holders of not less than a majority in principal amount of the Viacom Debentures then Outstanding also have the right to waive any past Default under the Indenture, except a Default
(a) in the payment of principal of, premium, if any, or interest on, any Viacom Debenture or (b) in respect of any other provision of the Indenture that cannot be modified or amended without the consent of the Holder of each Outstanding Viacom Debenture affected thereby. (Section 513)



     No Holder of any Viacom Debenture shall have any right to institute any proceeding with respect to such Indenture, or for the appointment of a receiver or trustee, or for any remedy thereunder, unless (i) such Holder has previously given to the Trustee written notice of a continuing Event of Default with respect to the Viacom Debentures, (ii) the Holders of at least 25% in principal amount of the
                                      147

Outstanding Viacom Debentures have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee under the Indenture, (iii) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding and
(iv) the Trustee has not received from the Holders of a majority in principal amount of the Outstanding Viacom Debentures during such 60-day period a direction inconsistent with such request. (Section 507) Such limitations do not apply, however, to a suit instituted by a holder of a Viacom Debenture for the enforcement of payment of the principal of, premium, if any, or interest on, such Viacom Debenture on or after the respective due dates expressed in such Viacom Debenture. (Section 508)



     During the existence of an Event of Default, the Trustee is required to exercise such rights and powers vested in it under the Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise under the circumstances in the conduct of such person's own affairs. Subject to the provisions of the Indenture relating to the duties of the Trustee, in case an Event of Default shall occur and be continuing, the Trustee is not under any obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders unless such Holders shall have offered the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. (Section 602) Subject to certain provisions concerning the rights of the Trustee, the Holders of a majority in principal amount of the Outstanding Viacom Debentures have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under the Indenture. (Section 512)



     Viacom is required to furnish to the Trustee annual statements as to the performance by Viacom of its obligations under the Indenture. Viacom is also required, so long as any of the Viacom Debentures are Outstanding, to notify the Trustee of the occurrence of any default. (Section 1005)



     DEFEASANCE OR COVENANT DEFEASANCE OF INDENTURE. Viacom may, at its option and at any time, elect to defease and have the obligations of Viacom discharged with respect to the Outstanding Viacom Debentures ("defeasance"). Such defeasance means that Viacom shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Viacom Debentures and to have satisfied all other obligations under such Viacom Debentures and the Indenture, except for (i) the rights of Holders of the Outstanding Viacom Debentures to receive, solely from the trust fund described below, payments of the principal of, premium, if any, and interest on such Viacom Debentures when such payments are due, (ii) Viacom's obligations with respect to such Viacom Debentures concerning issuing temporary Viacom Debentures, registration of Viacom Debentures, replacement of mutilated, destroyed, lost or stolen Viacom Debentures and the maintenance of an office or agency for payment and money for security payments held in trust, (iii) the rights, powers, trusts, duties and immunities of the Trustee under the Indenture, and (iv) the defeasance provisions of the Indenture. (Section 1202) In addition, Viacom may, at its option and at any time, elect to have its obligations released with respect to certain covenants that are described in the Indenture with respect to the Outstanding Viacom Debentures ("covenant defeasance") and any omission to comply with such obligations shall not constitute a Default or an Event of Default with respect to the Viacom Debentures. (Section 1203)



     In order to exercise either defeasance or covenant defeasance, (i) Viacom shall irrevocably deposit with the Trustee, as trust funds in trust for the purpose of making the following payments, specifically pledged as security for the benefit of and dedicated solely to the Holders of such Viacom Debentures, money, U.S. Government Obligations (as defined in the Indenture), or a combination thereof, in such amount as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay and discharge (a) each installment of the principal of (and premium, if any, on) and interest on the Outstanding Viacom Debentures to Stated Maturity of each such installment of principal and interest on the day on which such payments are due and payable in accordance with the terms of the Indenture and (b) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Viacom Debentures on the due dates thereof; (ii) Viacom shall have delivered to the Trustee an opinion of counsel to the effect that the Holders of the Outstanding Viacom Debentures will
                                      148
not recognize income, gain or loss for federal income tax purposes as a result of such defeasance or covenant defeasance, as the case may be, and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance or covenant defeasance, as the case may be, had not occurred; (iii) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as clauses (v) and (vi) under the first paragraph under "--Events of Default" is concerned, at any time during the period ending on the 91st day after the date of deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to Viacom in respect of such deposit; (iv) such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, the Indenture or any other agreement or instrument to which Viacom is a party or by which it is bound; (v) such defeasance or covenant defeasance shall not (a) cause the Trustee to have a conflicting interest as defined in TIA Section 310(b) or otherwise for purposes of the TIA with respect to any securities of Viacom or
(b) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended, (vi) such defeasance or covenant defeasance shall not cause any Viacom Debentures then listed on any registered securities exchange under the Exchange Act to be delisted, and (vii) Viacom shall have delivered to the Trustee an officer's certificate and an opinion of counsel, each stating that all conditions precedent and subsequent provided for relating to either the defeasance or the covenant defeasance, as the case may be, have been complied with. (Section 1204)



     SATISFACTION AND DISCHARGE. The Indenture will be discharged and will cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Viacom Debentures, as expressly provided for in the Indenture) as to all Outstanding Viacom Debentures issued under the Indenture when either (i) such Viacom Debentures theretofore authenticated and delivered (except lost, stolen or destroyed Viacom Debentures which have been replaced or paid and Viacom Debentures for whose payment money has theretofore been deposited in trust and thereafter repaid or discharged from such trust as provided in the Indenture) have been delivered to the Trustee for cancellation or (ii) all such Viacom Debentures not theretofore delivered to the Trustee for cancellation have become due and payable, or will become due and payable or are to be called for redemption within one year, and in the case of (ii), Viacom has irrevocably deposited or caused to be deposited with the Trustee solely for the benefit of the Holders of Viacom Debentures money or U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient to pay and discharge the entire indebtedness on such Viacom Debentures for principal (and premium, if any) and interest to the date of such deposit (if such Viacom Debentures are then due and payable) or to the applicable maturity or redemption date (as the case may be), and Viacom has paid all sums payable by it under the Indenture. In addition, Viacom must deliver to the Trustee an officer's certificate and an opinion of counsel stating that all conditions precedent to satisfaction and discharge have been complied with. (Section 401)



     CONSOLIDATION, MERGER AND SALE OF ASSETS. The Indenture provides that Viacom may, without the consent of the Holders of any of the Outstanding Viacom Debentures, consolidate with, merge into or transfer its assets substantially as an entirety to any corporation, partnership or trust organized under the laws of the United States of America, any state thereof or the District of Colombia, provided that (i) the successor Person assumes through a supplemental indenture Viacom's obligations under the Viacom Debentures and the Indenture, (ii) immediately after giving pro forma effect to the transaction, there exists no Event of Default and (iii) Viacom deliver's to the Trustee an officer's certificate regarding compliance with the foregoing. (Section 801)



     MODIFICATION OR WAIVER. Modification and amendment of the Indenture may be made by Viacom and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Outstanding Viacom Debentures, provided that no such modification or amendment may, without the consent of the Holder of each Outstanding Viacom Debenture, among other things: (i) change the Stated Maturity of the principal of or any installment of principal of or interest on any Viacom Debenture; (ii) reduce the principal amount or the rate of interest on, or any premium payable upon the
                                      149
redemption of, any Viacom Debenture; (iii) impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof or any Redemption Date therefor; (iv) reduce the above-stated percentage of Holders of Outstanding Viacom Debentures, as the case may be, necessary to modify or amend the Indenture or to consent to any waiver thereunder or (v) modify any of the provisions of the Indenture relating to the subordination of the Viacom Debentures in a manner adverse to the Holders thereof. (Section 902)



     Modification and amendment of the Indenture may be made by Viacom and the Trustee without the consent of any Holder, for any of the following purposes:
(i) to evidence the succession of another Person to Viacom as obligor under the Indenture; (ii) to add to the covenants of Viacom for the benefit of the Holders or to surrender any right or power conferred upon Viacom in the Indenture; (iii) to add additional Events of Default; (iv) to provide for the acceptance of appointment by a successor Trustee; or (v) to cure any ambiguity, defect or inconsistency in the Indenture, provided such action does not adversely affect the interest of Holders in any material respect. (Section 901)


     CERTAIN DEFINITIONS. Set forth below is a summary of certain defined terms used in the Indenture. Reference is made to the Indenture for the full definition of all such terms, as well as any other capitalized terms used herein for which no definition is provided.

     "Agent Bank" means any agent or agents from time to time under the Credit Agreement, or any successor or successors thereto.


     "Capitalized Lease Obligation" means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real or personal property that is required to be classified and accounted for as a capital lease obligation under generally accepted accounting principles, and, for the purposes of the Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with such principles.



     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock whether or not outstanding or issued after the date of the Indenture.



     "Credit Agreement" means any credit agreement under which Viacom is a borrower, in the principal amount of at least $100 million.



     "Lien" means any pledge, mortgage, lien, encumbrance or other security interest.



     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity.



     "Redeemable Capital Stock" means any Capital Stock that either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (i) is or upon the happening of an event or passage of time would be required to be redeemed on or prior to the final Stated Maturity of the Securities or (ii) is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity, or (iii) is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity.



     "Stated Maturity", when used with respect to any Viacom Debenture or any installment of principal thereof or interest thereon, means the date specified in such Viacom Debenture as the fixed date on which the principal of such Viacom Debenture or such installment of principal or interest is due and payable.



     TRADING/LISTING. Viacom has filed an application to list the Viacom Merger Debentures on the AMEX, subject to official notice of issuance. The Viacom Merger Debentures will be traded on the AMEX under the symbol VIA.D.



     THE TRUSTEE. Harris Trust and Savings Bank will serve as trustee under the Indenture.

     VIACOM MERGER DEBENTURES. The Viacom Merger Debentures will be limited to
$        in aggregate principal amount and will mature 12 years from the
Paramount Effective Time.


     Interest. The Viacom Merger Debentures will bear interest from the Paramount Effective Time or from the most recent Interest Payment Date to which interest has been paid, at a rate of 8% per annum, payable semi-annually on January 15 and July 15 (each an "Interest Payment Date") of each year, commencing on January 1, 1995, to holders of record at the close of business on the January 1 and July 1 next preceding each Interest Payment Date, except that the initial record date will be December 15, 1994. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Payment of the principal of (and premium, if any, on) and interest on Viacom Merger Debentures will be made at the office or agency of Viacom maintained for that purpose in The City of New York, or at such other office or agency of Viacom as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of Viacom (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by transfer to an account maintained by the payee located in the United States.


     Optional Redemption. The Viacom Merger Debentures may not be redeemed prior to the fifth anniversary of the Paramount Effective Time. On or after that date, Viacom may, at its option, redeem the Viacom Merger Debentures, in whole or in part, from time to time, at the redemption prices (expressed as a percentage of principal amount) set forth below, together with accrued and unpaid interest, if any, to the redemption date:


IF REDEEMED DURING THE 12 MONTH PERIOD BEGINNING ON THE
ANNIVERSARY OF THE PARAMOUNT EFFECTIVE DATE INDICATED BELOW                      PERCENTAGE
- ------------------------------------------------------------------------------  -------------
Fifth.........................................................................          103%
Sixth.........................................................................          102%
Seventh.......................................................................          101%
Eighth and thereafter.........................................................          100%

     The Viacom Merger Debentures are not subject to any mandatory redemption and are not entitled to any sinking fund.


     Notice of redemption will be mailed at least 30 days, but not more than 60 days, before the redemption date to each Holder of Viacom Merger Debentures to be redeemed. (Section 1104) If less than all of the Viacom Merger Debentures are to be redeemed, the Trustee shall select the Viacom Merger Debentures to be redeemed by such method that the Trustee considers fair and appropriate, provided such method complies with the rules of any national securities exchange or quotation system on which the Viacom Merger Debentures are then listed, and which may provide for the selection for redemption of portions of the principal of Viacom Merger Debentures; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Viacom Merger Debenture not redeemed to less than $1,000. (Section 1103)



     Exchange for Series C Preferred Stock. Viacom may, at its option, on or after the earlier of (i) January 1, 1995, but only if the Blockbuster Merger has not been consummated by such date, and (ii) the acquisition by a third party of beneficial ownership of a majority of the outstanding voting securities of Blockbuster, exchange the Viacom Merger Debentures, in whole but not in part, for shares of Viacom's Series C Preferred Stock. Holders of Viacom Merger Debentures so exchanged will be entitled to receive one fully paid and nonassessable share of Series C Preferred Stock for each $50 in principal amount of Viacom Merger Debentures. At the time of the exchange of the Series C Preferred Stock for the Viacom Merger Debentures, all accrued and unpaid interest on the Viacom Merger Debentures will not be paid and the dividends on the Series C Preferred Stock will be deemed to have accrued from the later of the Paramount Effective Time and the latest date through which interest has been paid on the Viacom Merger Debentures. (Section 1401)

     VIACOM EXCHANGE DEBENTURES. The Viacom Exchange Debentures will be limited in aggregate principal amount to an amount equal to the aggregate liquidation preference of the Series C Preferred Stock exchanged and will mature 20 years from the Paramount Effective Time.

     Interest. The Viacom Exchange Debentures will bear interest from the date on which the Viacom Exchange Debentures are issued in exchange for the outstanding shares of Series C Preferred Stock (the "Exchange Date"), payable semi-annually on January 15 and July 15 (each an "Interest Payment Date") of each year, commencing on the first such date after the Exchange Date, at the rate of 5% per annum until the tenth anniversary of the Paramount Effective Time and, thereafter, at the rate of 10% per annum, to holders of record at the close of business on the January 1 and July 1 next preceding each Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Payment of the principal of (and premium, if any, on) and interest on Viacom Exchange Debentures will be made at the office or agency of Viacom maintained for that purpose in The City of New York, or at such other office or agency of Viacom as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of Viacom (i) by check mailed to the address of the Person entitled hereto as such address shall appear on the Security Register or
(ii) by transfer to an account maintained by the payee located in the United States.

     Optional Redemption. The Viacom Exchange Debentures may not be redeemed prior to the fifth anniversary of the Paramount Effective Time. On or after that date, Viacom may, at its option, redeem the Viacom Exchange Debentures, in whole or in part, from time to time, at the redemption prices (expressed as a percentage of principal amount) set forth below, together with accrued and unpaid interest, if any, to the redemption date:


IF REDEEMED DURING THE 12 MONTH PERIOD BEGINNING ON THE
ANNIVERSARY OF THE PARAMOUNT EFFECTIVE DATE INDICATED BELOW                      PERCENTAGE
- ------------------------------------------------------------------------------  -------------
Fifth.........................................................................          105%
Sixth.........................................................................          104%
Seventh.......................................................................          103%
Eighth........................................................................          102%
Ninth.........................................................................          101%
Tenth and thereafter..........................................................          100%

     The Viacom Exchange Debentures are not subject to any mandatory redemption and are not entitled to any sinking fund.


     Notice of redemption will be mailed at least 30 days, but not more than 60 days, before the redemption date to each Holder of Viacom Exchange Debentures to be redeemed. (Section 1104) If less than all of the Viacom Exchange Debentures are to be redeemed, the Trustee shall select the Viacom Exchange Debentures to be redeemed by such method that the Trustee considers fair and appropriate, provided such method complies with the rules of any national securities exchange or quotation system on which the Viacom Exchange Debentures are then listed, and which may provide for the selection for redemption of portions of the principal of Viacom Exchange Debentures; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Viacom Exchange Debenture not redeemed to less than $1,000. (Section 1103)

                        COMPARISON OF STOCKHOLDER RIGHTS

     The following is a summary of material differences between the rights of holders of Viacom Common Stock and the rights of holders of Paramount Common Stock. As each of Viacom and Paramount is organized under the laws of Delaware, these differences arise principally from provisions of the charter and by-laws of each of Viacom and Paramount, as well as the existence of Paramount's Rights Agreement.

     The following summaries do not purport to be complete statements of the rights of Viacom stockholders under Viacom's Restated Certificate of Incorporation and By-laws as compared with the rights of Paramount stockholders under Paramount's Certificate of Incorporation, By-laws and Rights Agreement or a complete description of the specific provisions referred to herein. The identification of specific differences is not meant to indicate that other equal or more significant differences do not exist. These summaries are qualified in their entirety by reference to the DGCL and governing corporate instruments of Viacom and Paramount, to which stockholders are referred. The terms of Viacom's capital stock are described in greater detail under "Description of Viacom Capital Stock."

STOCKHOLDER VOTE REQUIRED FOR CERTAIN TRANSACTIONS

     Powers and Rights of Viacom Class A Common Stock and Viacom Class B Common Stock. Except as otherwise expressly provided below, all issued and outstanding shares of Viacom Class A Common Stock and Viacom Class B Common Stock are identical and entitle the holders to the same rights and privileges. With respect to all matters upon which stockholders are entitled to vote, holders of outstanding shares of Viacom Class A Common Stock vote together with the holders of any other outstanding shares of capital stock of Viacom entitled to vote, without regard to class, and every holder of outstanding shares of Viacom Class A Common Stock is entitled to cast one vote in person or by proxy for each share of Viacom Class A Common Stock outstanding in such stockholder's name. Except as otherwise required by the DGCL, the holders of outstanding shares of Viacom Class B Common Stock are not entitled to any votes upon any questions presented to stockholders of Viacom.

     Paramount Common Stock is not divided into classes and entitles holders thereof to one vote for each share on each matter upon which stockholders have the right to vote.

     Certain Business Combinations. Viacom's Restated Certificate of Incorporation and By-laws do not contain any supermajority voting provisions or any other provisions relating to the approval of business combinations and other transactions by holders of Viacom Class A Common Stock.

     Paramount's Certificate of Incorporation requires the affirmative vote of 80% of the voting power of the then outstanding shares of Voting Stock (as defined therein) to approve any merger or other Business Combination (as defined therein), which term includes a merger with an Interested Stockholder or an Affiliate of an Interested Stockholder (as defined therein), the sale, issuance or transfer of Paramount's assets or securities to an Interested Stockholder or an Affiliate of an Interested Stockholder in exchange for cash or securities or other property with a fair market value of $25 million or more, the adoption of a plan of liquidation and certain similar extraordinary corporate transactions which would have the effect of increasing the proportionate interest in Paramount of an Interested Stockholder or an Affiliate of an Interested Stockholder, unless (a) the transaction has been approved by a majority of the Disinterested Directors (as defined therein) or (b) the terms of the Business Combination and parties thereto satisfy certain specified tests and conditions.

     Removal of Directors. Both Viacom's and Paramount's By-laws provide that any director may be removed with or without cause at any time by the affirmative vote of the holders of record of a majority of all the issued and outstanding stock entitled to vote for the election of directors at a special meeting of the stockholders called for that purpose. Viacom's By-laws also provide that any director may be removed for cause by the affirmative vote of a majority of the entire board of directors.

     Amendments of Certificate of Incorporation. Viacom's Restated Certificate of Incorporation does not contain any supermajority voting provisions for the amendment thereof. Under the DGCL, unless otherwise specified in a corporation's Certificate of Incorporation, all amendments to such Certificate of Incorporation must be approved by the affirmative vote of holders of a majority of the shares of capital stock entitled to vote thereon, unless a class vote is required under the DGCL.

     Paramount's Certificate of Incorporation provides that the affirmative vote of the holders of at least 80% of the voting power of all the shares of Paramount entitled to vote generally in the election of directors, voting together as a single class, is required to alter, amend or repeal Article XI, regarding business combinations, or Article XII, regarding the requirement that the holders of Paramount Common Stock can act only at annual or special meetings. Paramount reserves the right from time to time to alter, amend or repeal other provisions of the Paramount Certificate of Incorporation in the manner prescribed by the DGCL.

SPECIAL MEETINGS OF STOCKHOLDERS; STOCKHOLDER ACTION BY WRITTEN CONSENT

     Viacom's By-laws provide that a special meeting of stockholders may be called by the affirmative vote of a majority of its Board of Directors, the Chairman of the Board, the Vice Chairman of the Board or the President and shall be called by the Chairman of the Board, the Vice Chairman of the Board, the President or Secretary at the request in writing of the holders of record of at least 50.1% of the aggregate voting power of all outstanding shares of capital stock of Viacom entitled to vote generally in the election of directors, acting together as a single class.

     Article XII of Paramount's Certificate of Incorporation provides that a special meeting of stockholders may be called only by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors or by the Chief Executive Officer of Paramount. The affirmative vote of 80% of the voting power of all the shares of Paramount entitled to vote generally in the election of directors, voting together as a single class, is required to alter, amend or repeal Article XII or to adopt any provision inconsistent therewith.

     Viacom's Restated Certificate of Incorporation and By-laws do not set forth procedures regarding stockholder nomination of directors.

     Article III, Section 15 of Paramount's By-laws provides that any stockholder may nominate candidates for election as directors of Paramount; provided, however, that not less than 60 days prior to the date of the anniversary of the annual meeting held in the prior year, in the case of an annual meeting, or, in the case of a special meeting called for the purpose of electing directors, not more than 10 days following the earlier of the date of notice of such special meeting or the date on which a public announcement of such meeting is made, any stockholder who intends to make a nomination at the meeting delivers written notice to the Secretary of Paramount setting forth (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of Paramount specified in such notice, is or will be entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a statement that the nominee (or nominees) is willing to be nominated; and (iv) such other information concerning each such nominee as would be required under the rules of the Commission in a proxy statement soliciting proxies for the election of such nominee and in a Schedule 14B (or other comparable required filing then in effect) under the Exchange Act.

     In addition to any other requirements relating to amendments to Paramount's By-laws, no proposal by any stockholder to repeal or amend Article III, Section 15 of Paramount's By-laws may be brought before any meeting of the stockholders of Paramount unless written notice is given of (i) such proposed repeal or the substance of such proposed amendment; (ii) the name and address of the stockholder who intends to propose such repeal or amendment; and (iii) a representation that the stockholder is a holder of record of stock of Paramount specified in such notice, is or will be entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the proposal. Such notice must be given in the manner and at the time specified in Article III, Section 15 of Paramount's By-laws.

     Viacom's By-laws provide that any action required to be taken at any annual or special meeting of stockholders of Viacom, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by stockholders representing not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of such action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     Article XII of Paramount's Certificate of Incorporation prohibits the holders of Paramount Common Stock from acting by written consent in lieu of a meeting.

RIGHTS PLANS

     Viacom. Viacom does not have a stockholder rights plan.

     Paramount. The following is a description of the Rights Agreement. By unanimous written consent effective March 1, 1994, the Paramount Board approved an amendment to the Rights Agreement providing that the consummation of the Offer would not cause the Rights to become exerciseable.

     On September 7, 1988, the Board of Directors of Paramount declared a dividend distribution of one Right for each outstanding share of Paramount's Common Stock. The distribution was paid as of September 19, 1988 to stockholders of record on that date. Each Right entitles the registered holder to purchase from Paramount one share of Paramount Common Stock at a purchase price of $200 per share (the "Purchase Price"). The Paramount Board has also authorized the issuance of one Right (subject to adjustment) with respect to each share of Paramount Common Stock that becomes outstanding between September 18, 1988 and the Distribution Date (as defined below). The following is a description of the Rights Agreement, as amended, and the Rights issued thereunder.

     Until the close of business on the Distribution Date (which date shall not be deemed to have occurred solely by reason of: (x) the approval, execution or delivery of the Paramount Merger Agreement, (y) the acquisition of shares of Paramount Common Stock pursuant to the Offer, as defined in the Paramount Merger Agreement, or (z) the consummation of the Paramount Merger, as defined in the Paramount Merger Agreement, which will occur on the earlier of (i) the tenth day following a public announcement that a person or group of affiliated or associated persons (each, an "Acquiring Person" (which term shall not include Viacom or any of its affiliates which would otherwise become Acquiring Persons solely by reason of: (x) the approval, execution or delivery of the Paramount Merger Agreement, (y) the acquisition of shares of Paramount Common Stock pursuant to the Offer, as defined in the Paramount Merger Agreement, or (z) the consummation of the Paramount Merger, as defined in the Paramount Merger Agreement)) has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Paramount Common Stock (the "Stock Acquisition Date" (which date shall not be deemed to have occurred solely by reason of:
(x) the approval, execution or delivery of the Paramount Merger Agreement, (y) the acquisition of shares of Paramount Common Stock pursuant to the Offer, as defined in the Paramount Merger Agreement, or (z) the consummation of the Paramount Merger, as defined in the Paramount Merger Agreement)) or (ii) a date fixed by the Board of Directors of Paramount after the commencement of a tender offer or exchange offer which would result in the ownership of 30% or more of the outstanding Paramount Common Stock, the Rights will be represented by and transferred with, and only with, the Paramount Common Stock. Until the Distribution Date, new certificates issued for Paramount Common Stock after September 19, 1988 will contain a legend incorporating the Rights Agreement by reference, and the surrender for transfer of any of Paramount's Common Stock certificates will also constitute the transfer of the Rights associated with Paramount Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate Right certificates will be mailed to holders of record of Paramount Common Stock as of the close of business on the Distribution Date, and thereafter the separate certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire at the earliest of (i) the close of business on September 30, 1998, (ii) the time at which the Rights are redeemed by Paramount as described below and
(iii) immediately prior to the Effective Time of the Paramount Merger.

     The Purchase Price payable, and the number of shares of Paramount Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Paramount Common Stock, (ii) upon the grant to holders of the Paramount Common Stock of certain rights or warrants to subscribe for Paramount Common Stock or convertible securities at less than the current market price of the Common Stock or (iii) upon the distribution to holders of Paramount Common Stock of evidences of indebtedness or assets (excluding regular cash dividends and dividends payable in Paramount Common Stock) or of subscription rights or warrants (other than those referred to above).

     Unless the Rights are earlier redeemed, in the event that, after the Stock Acquisition Date, Paramount was to be acquired in a merger or other business combination (in which any shares of Paramount's Common Stock are changed into or exchanged for other securities or assets) or more than 50% of the assets or earning power of Paramount and its subsidiaries (taken as a whole) were to be sold or transferred in one or a series of related transactions, the Rights Agreement provides that proper provision shall be made so that each holder of record of a Right will from and after such date have the right to receive, upon payment of the Purchase Price, that number of shares of common stock of the acquiring company having a market value at the time of such transaction equal to two times the Purchase Price.

     In the event that any person becomes an Acquiring Person, each holder of a Right, other than the Acquiring Person, will have the right to receive, upon payment of the Purchase Price, a number of shares of Paramount Common Stock having a market value equal to twice the Purchase Price. To the extent that insufficient shares of Paramount Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise shares of Paramount Common Stock to the extent available and then cash, property or other securities of Paramount (which may be accompanied by a reduction in the Purchase Price), in proportions determined by Paramount, so that the aggregate value received is equal to twice the Purchase Price. Rights are not exercisable following the Stock Acquisition Date until the expiration of the period during which the Rights may be redeemed as described below. Notwithstanding the foregoing, following the Stock Acquisition Date, Rights that are (and, under certain circumstances, Rights that were) beneficially owned by an Acquiring Person will be null and void.

     No fractional shares of Paramount Common Stock or other Paramount securities will be issued upon exercise of the Rights and, in lieu thereof, a payment in cash will be made to the holder of such Rights equal to the same fraction of the current market value of a share of Paramount Common Stock or other Paramount securities.

     At any time until ten days following the Stock Acquisition Date (subject to extension by the Board of Directors), the Board of Directors may cause Paramount to redeem the Rights in whole, but not in part, at a price of $.01 per Right, subject to adjustment (the "Redemption Price"). Immediately upon the action of the Board of Directors authorizing redemption of the Rights, the right to exercise the Rights will terminate, and the holders of Rights will only be entitled to receive the Redemption Price without any interest thereon.

     For as long as the Rights are then redeemable, Paramount may, except with respect to the Redemption Price or the final date of expiration of the Rights, amend the Rights in any manner, including an amendment to extend the time period in which the Rights may be redeemed. At any time when the Rights are not then redeemable, Paramount may amend the Rights in any manner that does not adversely affect the interests of holders of the Rights as such.

     Until a Right is exercised, the holder, as such, will have no rights as a stockholder of Paramount, including, without limitation, the right to vote or to receive dividends.

           TRANSACTIONS BY CERTAIN PERSONS IN PARAMOUNT COMMON STOCK


     Since 60 days prior to the initial filing of the Schedule 13E-3, through May 19, 1994, none of Sumner M. Redstone, NAI, Viacom or Paramount, any majority-owned subsidiary thereof, any current director or executive officer thereof and no pension, profit-sharing or similar plan of Sumner M. Redstone, NAI, Viacom or Paramount has effected any purchases or sales of Paramount Common Stock except for (i) the sale of 52,000 shares of Paramount Common Stock by Ronald L. Nelson on March 22, 1994 and (ii) the sale of 38,608 shares of Paramount Common Stock by James A. Pattison on March 21, 1994. In addition, none of Sumner M. Redstone, NAI nor Viacom has purchased any shares of Paramount Common Stock since March 2, 1994, the day such parties became affiliates of Paramount pursuant to the Offer. See "Summary--Comparative Stock Prices" for a description of purchases of shares of Paramount Common Stock by Paramount since October 31, 1991.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

VIACOM CAPITAL STOCK

     Set forth below, as of April 1, 1994 (and without giving effect to the transactions contemplated by the Mergers), is certain information concerning beneficial ownership of Viacom Common Stock by (i) each director of Viacom, (ii) each of the executive officers named below, (iii) all executive officers and directors of Viacom as a group, and (iv) holders of 5% or more of the outstanding Viacom Common Stock. The following table excludes shares of Viacom Class B Common Stock issuable upon conversion of the Viacom Preferred Stock.


                                 SHARES OF VIACOM COMMON STOCK BENEFICIALLY OWNED
                                                       TITLE OF CLASS
                                                         OF COMMON          NUMBER OF         OPTION    PERCENT OF
     NAME                                                  STOCK              SHARES         SHARES(1)     CLASS
- -----------------------------------------------------  --------------  --------------------  ---------  -----------
George S. Abrams.....................................     Class A                  --(2)        --          --
                                                          Class B                 200(2)        --          (6)
Frank J. Biondi, Jr..................................     Class A                 415(3)        24,000      (6)
                                                          Class B             178,318(3)(4)    114,000      (6)
Neil S. Braun........................................     Class A                 232(3)        10,000      (6)
                                                          Class B                 236(3)        46,000      (6)
Philippe P. Dauman...................................     Class A               1,000           --          (6)
                                                          Class B               8,300           --          (6)
William C. Ferguson..................................        --                    --           --          --
John W. Goddard......................................     Class A               4,371(3)        15,000      (6)
                                                          Class B               4,377(3)        69,000      (6)
H. Wayne Huizenga....................................        --                    --           --          --
Ken Miller...........................................     Class A                  --(2)        --          --
                                                          Class B                  --(2)        --          --
National Amusements, Inc.............................     Class A          45,547,214(5)        --            85.2%
                                                          Class B          46,565,414(5)        --            51.7%
Brent D. Redstone....................................        --                    --           --          --
Sumner M. Redstone...................................     Class A          45,547,294(5)        --            85.2%
                                                          Class B          46,565,494(5)        --            51.7%
Frederic V. Salerno..................................        --                    --           --          --
William Schwartz.....................................     Class A                  --(2)        --          --
                                                          Class B                  --(2)        --          --
Mark M. Weinstein....................................     Class A                 318(3)         7,500      (6)
                                                          Class B                 324(3)        34,500      (6)
All Directors and executive officers as a group other
  than Mr. Sumner Redstone (22 persons)..............     Class A              14,363(3)        76,350      (6)
                                                          Class B             200,273(3)       385,839      (6)

- ---------------

(1) Reflects shares of Viacom Class A Common Stock or Viacom Class B Common Stock subject to options to purchase such shares which on December 31, 1993 were unexercised but were exercisable within a period of 60 days from that date. These shares are excluded from the column headed "Number of Shares".
(2) Messrs. Abrams, Miller and Schwartz participate in a Deferred Compensation Plan in which their directors' fees are converted into stock units. Messrs. Abrams, Miller and Schwartz have been credited with 3,306, 3,021 and 3,052 Viacom Class A Common Stock units, respectively, and 3,477, 3,164 and 3,196 Viacom Class B Common Stock units, respectively.
(3) Includes shares held through Viacom International's 401(k) plan as of December 31, 1993.
(4) Includes 177,897 shares held as a result of the accelerated valuation and payment of Mr. Biondi's Long-Term Incentive Plan phantom shares in December 1992.

(5) Except for 80 shares of each class of such Viacom Common Stock owned directly by Mr. Redstone, all shares are owned of record by NAI. Mr. Redstone is the Chairman and the controlling stockholder of NAI and, accordingly, is shown above as the owner of all such shares.

(6) Less than 1%.

PARAMOUNT CAPITAL STOCK

     The following table sets forth, as of March 31, 1994, the aggregate amount and percentage of Paramount Common Stock beneficially owned by each current executive officer and director of Paramount, NAI and Viacom and by certain pension, profit-sharing and similar plans of Paramount. Any such person whose name does not appear did not beneficially own any Paramount Common Stock as of March 31, 1994. The table also sets forth, as of March 31, 1994, the aggregate amount and percentage of Paramount Common Stock beneficially owned by all current directors and executive officers, as a group, of each of Paramount, NAI and Viacom. Except as otherwise indicated, no pension, profit-sharing or similar plan of Paramount, Sumner M. Redstone, NAI or Viacom owns any Paramount Common Stock.

              SHARES OF PARAMOUNT COMMON STOCK BENEFICIALLY OWNED



                                                                                       NUMBER OF SHARES
                                                                                         OF PARAMOUNT
                                                                                         COMMON STOCK       PERCENT
                                                                                       -----------------  -----------
Martin S. Davis(1)...................................................................          824,379          0.67
Irving R. Fischer....................................................................            2,413             *
Robert C. Greenberg..................................................................               54             *
Rudolph L. Hertlein..................................................................            4,502             *
Lawrence E. Levinson.................................................................            6,747             *
Ronald L. Nelson.....................................................................           86,740          0.07
Donald Oresman(2)....................................................................        1,313,696          1.07
Paramount Employee Stock Ownership Plan..............................................          365,946           .30
Paramount Employees' Savings Plan....................................................          568,530           .46
Paramount Long-Term Performance Plan.................................................           64,986           .05
Prentice Hall Computer Publishing Division Retirement Plan...........................            4,255             *
Directors and Executive Officers of Paramount as a group.............................        2,238,531          2.00
Directors and Executive Officers of NAI (other than Sumner M. Redstone) as a group...
Directors and Executive Officers of Viacom (other than Sumner M. Redstone) as a group..............................................................................


The above individuals have sole voting and investment power, unless otherwise indicated. Ownership of less than .01% of Paramount Common Stock is shown by an asterisk. It has been assumed that all stock options that are exercisable were exercised.

- ---------------

(1) Includes 42,968 shares owned by a charitable foundation of which he is an officer and director and 103,454 shares owned by a charitable remainder trust of which he is a beneficiary.

(2) As a co-trustee, Mr. Oresman shares voting and investment power over 977,592 shares owned by a trust.

         STOCKHOLDERS OWNING MORE THAN 5% OF PARAMOUNT COMMON STOCK(a)

     As of March 31, 1994, to the best of Paramount's knowledge, no person beneficially owned more than five percent of the outstanding Paramount Common Stock.

- ---------------

(a) Excludes 61,657,432 shares of Paramount Common Stock acquired by Viacom pursuant to the Offer.

                                 OTHER MATTERS

REGULATORY APPROVALS REQUIRED

     FCC Approvals. Paramount (through subsidiaries which it controls) owns and operates seven broadcast television stations: WKBD (TV) (Detroit), WTXF (TV) (Philadelphia), KRRT (TV) (Kerrville, TX), WLFL (TV) (Raleigh/Durham), WDCA-(TV) (Washington, D.C.), KTXA (TV) (Arlington, TX) and KTXH (TV) (Houston). These stations are subject to FCC regulation under which licenses are granted when and if the FCC finds the public interest, convenience and necessity will be served thereby. The FCC is also empowered to modify and revoke such licenses.

     Additionally, the Communications Act and FCC Regulations prohibit the transfer of control of any license, or the assignment of any license, or the transfer or assignment of any rights arising thereunder, without prior FCC approval and requires that the FCC find that the proposed transfer or assignment would serve the public interest, convenience and necessity. The FCC will consider the applicant's legal, financial, technical and other qualifications to operate the licensed entities for the transfer to be approved.

     Consummation of the Offer resulted in the acquisition of control of Paramount and thus required prior FCC approval. Such approval was granted on March 8, 1994, pursuant to an application filed in September 1993 (the "Application")

     Paramount has an approximately 6.4% interest in Combined Broadcasting, Inc. ("Combined"), which owns television stations in Chicago, Philadelphia and Miami. Because of Paramount's interest in Combined, the combined company will have an interest in more than the 12 television stations allowed by the FCC's rules. The combined company has taken the steps necessary to achieve compliance with the FCC's multiple ownership rules by placing Paramount's existing interest in Combined into an insulated voting trust, which interest, under FCC rules, is not considered for purposes of determining compliance with the FCC's multiple ownership requirements.

     Pursuant to a transaction consummated on November 1, 1993, Viacom owns two AM and two FM stations serving the Washington, D.C. area. The combined company will therefore own four radio stations and a television station in Washington, D.C. Pursuant to the FCC order granting the Application, the combined company has a period of eighteen months following consummation of the Paramount Merger, in which to divest two of the radio stations (one AM and one FM).

ANTITRUST APPROVALS

     Under the HSR Act and the rules promulgated thereunder by the FTC, certain acquisition transactions may not be consummated unless notice has been given and certain information has been furnished to the Antitrust Division of the United States Department of Justice (the "Antitrust Division") and the FTC and specified waiting period requirements have been satisfied. Viacom and Paramount each filed with the Antitrust Division and the FTC a Notification and Report Form with respect to the Original Merger Agreement on September 21, 1993. Accordingly, the waiting period under the HSR Act applicable to the acquisition of Paramount and the shares of Paramount Common Stock by Viacom expired on October 21, 1993. The expiration of the HSR Act waiting period does not preclude the Antitrust Division or the FTC from challenging the Paramount Merger on antitrust grounds. State Attorneys General and private parties may also bring legal actions under the federal or state antitrust laws under certain circumstances. Based upon an examination of information available to Viacom and Paramount relating to the businesses in which Viacom, Paramount and their respective subsidiaries are engaged, Viacom and Paramount believe that the consummation of the Paramount Merger will not violate the antitrust laws.

     Competition Act of Canada and Investment Canada Act. Subject to certain thresholds, Canada's Competition Act requires prenotification to the Director of Investigation and Research (the "Director") of an acquisition of voting shares of a corporation that directly or through subsidiaries conducts an operating business in Canada where the parties to the transaction and their affiliates have assets in Canada, or annual gross revenues from sales in, from or into Canada, in excess of C$400 million, and where the corporation whose shares are being acquired or its affiliates own Canadian assets the value of which exceeds C$35 million, or the gross revenues from sales in or from Canada generated from such assets exceeds C$35 million in the last fiscal year (a "Notifiable Transaction").

     If a transaction is a Notifiable Transaction, subject to certain exemptions, a prescribed filing must be made with the Director, and the transaction may not be completed prior to the expiration or earlier termination of the applicable waiting period after such filing has been delivered to the Director. The relevant waiting period is seven or 21 days, depending on the type of filing that the acquiror makes with the Director. If the Director determines that the transaction is likely to lessen competition substantially in any relevant market, he may attempt to obtain an order preventing the completion or implementation of the transaction.

     Even if a transaction is not a Notifiable Transaction, the Director has the right, prior to and for a period of up to three years after its implementation, to review the transaction to determine if it is likely to lessen competition substantially in any market in Canada. Where the Director concludes that such a substantial lessening of competition is likely to occur, he may take steps to prevent the completion of the transaction or to seek other relief (including divestiture) in respect of a completed transaction.

     On October 29, 1993, Viacom made the necessary prenotification filing and the applicable seven-day waiting period has expired. On November 19, 1993, Viacom was advised by the Director that based on his review of the information provided by Paramount and Viacom, he did not intend to challenge the completion of the transaction (although he may re-examine the matter within a period of three years following implementation of the transaction).

     The Investment Canada Act (the "ICA") requires that notice of the acquisition of "control" by "non-Canadians" (as defined in the ICA) be furnished to Investment Canada, a Canadian governmental agency (the "Agency"), and that certain of these investments to acquire control of a Canadian business be reviewed and approved by the Minister (as defined in the ICA) as investments that are "likely to be of net benefit" to Canada based upon criteria set forth in the ICA. Transactions which involve the acquisition of control of "cultural business" will be subject to review and approval under the ICA. Some of Paramount's Canadian businesses are engaged primarily in "cultural businesses" as defined in the ICA so the acquisition is reviewable. An indirect acquisition of a corporation in Canada carrying on a Canadian business through the purchase of voting shares of a corporation incorporated outside of Canada may be implemented without prior approval but the application for review must be filed not later than 30 days after the acquisition. Where the Minister does not approve an acquisition, he shall issue to the investor a notice which will have the effect of precluding the completion of the acquisition or, if the acquisition has been implemented, requiring divestiture of the acquisition. On April 11, 1994, Viacom filed an Application for Review with the Agency in connection with its purchase of the majority of the outstanding shares of Paramount Common Stock. The Agency's review of Viacom's Application will not result in any delay in completion of the Paramount Merger.

     Foreign Approvals. In connection with the Paramount Merger, Viacom has made mandatory pre-acquisition notification filings with the German Federal Cartel Office on October 29, 1993, and with the Irish Department of Enterprise and Employment on November 4, 1993, and a voluntary pre-acquisition
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notification filing with the Office of Fair Trading in the United Kingdom on
October 28, 1993. Viacom has been informed in writing by the relevant governmental authority in each of these jurisdictions that such authority will take no action against the Paramount Merger. Accordingly, with Viacom having complied with the relevant pre-merger filing requirements in these jurisdictions, the laws of such jurisdictions do not prohibit the consummation of the Paramount Merger. Viacom and Paramount conduct operations in a number of other foreign countries, some of which have voluntary merger notification systems. It is recognized that certain filings may not be made and certain approvals may not be obtained prior to the date of the Paramount Special Meeting, the Viacom Special Meeting or the Paramount Effective Time in those countries in which filings or approvals are not as a matter of practice required to be made or obtained prior to the consummation of a merger transaction. The failure to make any such filings or to obtain any such approvals is not anticipated to have a material effect on the Paramount Merger or the combined company.

STOCKHOLDER LITIGATIONS

     On September 13, 1993, four putative class actions were filed in the Court of Chancery in the State of Delaware on behalf of Paramount stockholders alleging causes of action arising out of the proposed merger of Viacom and
Paramount: Isquith, et al. v. Paramount Communications Inc., et al., Civ. Action No. 13117; Tuchman v. Paramount Communications Inc., et al., Civ. Action No. 13119; Segesta, et al. v. Paramount Communications Inc., et al., Civ. Action No. 13120; and Goldberg, et al. v. Davis, et al., Civ. Action No. 13121. Also on September 13, 1993, two putative class action complaints were filed in New York Supreme Court, New York County: Rubenstein v. Paramount Communications Inc., et al., Index No. 93123169; and Tuchman, et al. v. Paramount Communications Inc., et al., Index No. 93123202 (the "New York Actions"). On September 14, 1993, three additional putative class actions were filed in Delaware Chancery Court:
Sonem Partners, Ltd. v. Paramount Communications Inc., et al., Civ. Action No. 13123; Schwartz v. Davis, et al., Civ. Action No. 13124; and Soshtain, et al. v. Paramount Communications Inc., et al., Civ. Action No. 13126. On September 17, another putative class complaint was filed in Delaware Chancery Court:
Sorrentino, et al. v. Davis, et al., Civ. Action No. 13133. On September 20, 1993, the Isquith, et al. v. Paramount Communications Inc., et al. complaint was amended and recaptioned Rubenstein, et al. v. Paramount Communications Inc., et al. On September 22, 1993 and September 23, 1993, respectively, two more putative class action complaints were filed in the Delaware Chancery Court:
Hagne v. Davis, et al., Civ. Action No. 13141; and Dwyer v. Davis, et al., Civ. Action No. 13143. Two additional putative class action complaints were filed in the Delaware Chancery Court on September 27, 1993: Citron v. Davis et al., Civ. Action No. 13147; and John P. McCarthy Profit Sharing Plan v. Davis et al., Civ. Action No. 13148. On September 28, 1993, another putative class action complaint was filed in Delaware Chancery Court: Sonet, et al. v. Paramount Communications Inc., et al., Civ. Action No. 13152. The defendants in these actions include Paramount and certain of its directors and, except for the Dwyer action, Viacom, and in the Segesta and Soshtain actions and the New York Actions, Sumner Redstone. The New York Actions also named as a defendant Frank J. Biondi, Jr., President and Chief Executive Officer of Viacom. The Dwyer and Sonet actions erroneously identified defendant James A. Nicholas as a current director of Paramount. In addition, the New York Actions incorrectly identify defendants Earl H. Doppelt, Rudolph L. Hertlein, Lawrence E. Levinson, Eugene I. Meyers and Jerry Sherman (executive officers of Paramount) as Paramount directors. The stockholder lawsuits alleged substantially similar causes of action for breaches of fiduciary duty against Paramount and the Paramount Board, and alleged that Viacom (and in the Segesta and Soshtain actions and the New York Actions, Mr. Redstone) aided and abetted those breaches of duty. The New York Actions also alleged that defendant Biondi aided and abetted purported breaches of fiduciary duties by Paramount's directors. The stockholder actions, except for the Sonet action, sought inter alia to enjoin the proposed merger of Viacom and Paramount on the ground that the consideration to be paid was inadequate and unfair and that the Paramount Board has failed to maximize stockholder value. Certain of the shareholder actions, including the Sonet action, sought to enjoin the operation of certain provisions of the Original Merger Agreement and the Original Stock Option Agreement and also sought to enjoin the operation of the
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Rights Agreement. On September 27, 1993, the Delaware Chancery Court entered an order consolidating Civ. Action Nos. 13117, 13119, 13120, 13121, 13123, 13124,
13126, 13133, 13141, and 13143 as In re Paramount Communications Inc. Shareholders Litigation, Consolidated Civ. Action No. 13117. Also on September 27, 1993, all plaintiffs, except for plaintiffs in the Citron, John P. McCarthy Profit Sharing Plan and Sonet actions and plaintiffs in the New York Actions, filed a motion for preliminary injunctive relief and also filed a motion for expedited discovery. On October 23, 1993, the Delaware Chancery Court entered a supplemental order consolidating Citron v. Davis et al., Civ. Action No. 13147, and John P. McCarthy Profit Sharing Plan v. Davis et al., Civ. Action No. 13148, with and into In re Paramount Communications Inc. Shareholders Litigation, Consolidated Civ. Action No. 13117.

     On October 26, 1993, an additional putative class action and derivative complaint was filed in Delaware Chancery Court on behalf of Paramount stockholders: B.T.Z. Inc. v. Davis, et al., Civ. Action No. 13219. The defendants in this case included Paramount and certain of its directors. Viacom was not named as a defendant. Plaintiffs' derivative cause of action alleged, inter alia, that demand had not been made on the Paramount Board because of the circumstances of the case, or alternatively, because demand would be futile. This lawsuit alleged causes of action for breaches of fiduciary duty against Paramount and the Paramount Board. In addition, this lawsuit alleged a cause of action for interference with contract and with prospective advantage on the ground that the director defendants interfered with the plaintiffs' contractual and common law rights to sell their shares in lawful transactions and interfered with plaintiffs' prospective advantage in any such transactions. The action sought, inter alia, to enjoin the operation of certain provisions of the October 24 Merger Agreement and the Amended Stock Option Agreement to enjoin the operation of the Rights Agreement and to require that Paramount be auctioned to the highest bidder. This action was consolidated with and into In re Paramount Communications Inc. Shareholders Litigation, consolidated Civ. Action No. 13117. On November 5, 1993, plaintiffs in In re Paramount Communications Inc. Shareholders Litigation, Consolidated Civ. Action No. 13117, filed a Consolidated and Amended Class Action Complaint (the "Amended Consolidated Complaint"), which named Paramount, its directors and Viacom as defendants. The Amended Consolidated Complaint alleged, inter alia, that Paramount's directors committed various breaches of their fiduciary duties and that Viacom aided and abetted those purported breaches. Plaintiffs in the consolidated action sought, inter alia, an injunction against the operation of the October 24 Merger Agreement and the Amended Stock Option Agreement on the ground that Paramount's directors failed to maximize shareholder value, and an order preventing defendants from consummating a merger with Viacom or from withdrawing measures such as the Rights Agreement unless Paramount conducted an auction for Paramount.

     The request for injunctive relief raised in these stockholder actions was addressed by the Delaware courts in conjunction with the QVC litigation, as described below.

ANTITRUST LITIGATION

     On September 23, 1993, Viacom International filed an action in the United States District Court for the Southern District of New York styled Viacom International Inc. v. Tele-Communications, Inc., et al., Case No. 93 Civ. 6658, against Tele-Communications, Inc. ("TCI"), Liberty, Satellite Services, Inc. ("SSI"), Encore Media Corp., Netlink USA, and QVC. The complaint alleges violations of Sections 1 and 2 of the Sherman Act, Section 7 of the Clayton Act,
Section 12 of the Cable Act, and New York's Donnelly Act, and tortious interference, against all defendants, and a breach of contract claim against defendants TCI and SSI only. In addition to other relief, Viacom International seeks injunctive relief against defendants' anticompetitive conduct, including enjoining the consummation of QVC's proposed acquisition of Paramount, and damages in an amount to be determined at trial, including trebled damages and attorneys' fees under the Sherman and Clayton Acts.

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     The 19 claims for relief in the complaint are based on allegations that defendants, controlled by John C. Malone, exert monopoly power in the U.S. cable industry through their control over approximately one in four of all cable households in the United States. Among other things, the complaint alleges that defendants conspired to force SNI to enter into a merger with a Malone-controlled pay television service; defendants have attempted to eliminate The Movie Channel from at least 28 of TCI's systems and have plans to eliminate The Movie Channel from another 27 such systems; defendants have conspired with General Instrument Corporation ("GI") to entrench GI's monopoly power in the markets for digital compression and encryption systems and to use such monopoly power to weaken and eliminate the defendants' competitors; and TCI's construction of a central authorization center to illegally control the distribution of programming services through refusals to deal and denial of direct access. On November 9, 1993, Viacom International amended its complaint in Viacom International Inc. v. Tele-Communications, Inc., et al., Case No. 93 Civ. 6658, to add Comcast Corporation as an additional defendant and to incorporate into the allegations additional anticompetitive activities by the defendants.


     On November 23, 1993, defendants answered the amended complaint and generally denied the material allegations set forth therein. Thereafter, Viacom International voluntarily dismissed its claims against QVC and Comcast Corporation. On April 1, 1994, defendants made a motion for partial summary judgment dismissing all causes of action relating to QVC's proposed acquisition of Paramount, on the ground that such causes of action are moot and otherwise fail to state a claim upon which relief can be granted. On May 16, 1994, Viacom International submitted an opposition to defendants' motion for partial summary judgment, and the motion is currently sub judice. The parties are currently engaged in discovery.


QVC LITIGATION

     On October 21, 1993, QVC commenced an action in the Court of Chancery for the State of Delaware styled QVC Network, Inc. v. Paramount Communications Inc., et al., Civ. Action No. 13208. This lawsuit alleged causes of action arising out of the Original Merger Agreement, the QVC proposal made to the Paramount Board on September 20, 1993, and the announcement of the First QVC Offer. The suit alleged various breaches of fiduciary duties against Paramount and certain members of the Paramount Board, and alleged that Viacom aided and abetted those breaches of duty.

     The suit sought to enjoin: (i) various provisions of the Original Merger Agreement; (ii) consummation of the merger of Viacom and Paramount; (iii) the payment of any money or issuance of any stock by Paramount pursuant to the Original Merger Agreement; (iv) any actions by the Paramount Board designed to impede a bidding contest for Paramount; and (v) any actions by Viacom intended to cause Paramount to forgo any transaction other than the merger of Viacom and Paramount. The suit also sought a declaratory judgment that: (i) various provisions of the Original Merger Agreement were unlawful; (ii) Paramount's refusal to negotiate a merger with QVC was a breach of the fiduciary duties of the directors of Paramount; (iii) any rights purportedly acquired by Viacom pursuant to the Original Merger Agreement were null and void; and (iv) consummation of the merger of Viacom and Paramount, as contemplated by the Original Merger Agreement, was unlawful. In addition, the suit sought rescission of any transaction consummated pursuant to the Original Merger Agreement prior to a final judgment of the Chancery Court and damages flowing therefrom.

     On October 28, 1993, QVC filed a motion in Delaware Chancery Court for leave to file a First Amended and Supplemental Complaint to amend and supplement the QVC Network action. On October 29, 1993, defendants consented to the filing of this amended complaint, and on that date, the First Amended and Supplemented Complaint was filed with the court. The named defendants in the First Amended and Supplemental Complaint were identical to the named defendants in the initial complaint, with the exception that one named defendant in the initial complaint, Ronald L. Nelson, was no longer a named defendant. QVC alleged causes of action for breaches of fiduciary duties against Paramount and the Paramount Board and alleged that Viacom aided and abetted certain of those
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breaches of duty. The amended complaint alleged one additional breach of fiduciary duty claim against Paramount and the named directors of Paramount. The action sought, inter alia, to enjoin any steps to carry out the October 24 Merger Agreement on the ground that certain provisions of the October 24 Merger Agreement and the Amended Stock Option Agreement were allegedly unlawful and purportedly were entered into in breach of Paramount's directors' fiduciary duties. QVC also filed a motion for preliminary injunctive relief. Oral argument on such motion was heard on November 16, 1993.

     On November 24, 1993, the Delaware Court of Chancery issued the Preliminary Injunction Order (the "Preliminary Injunction Order") sought by QVC and certain stockholders of Paramount pursuant to which:

        (1) Paramount was preliminarily enjoined absent further order of the Court from amending the Rights Agreement, redeeming the rights under the Rights Agreement or taking any other action under the Rights Agreement to facilitate the Second Viacom Offer or the merger of Viacom and Paramount.

        (2) Paramount and Viacom were enjoined from (i) taking any action to exercise, cash out, enforce, effectuate or consummate any term or provision of the Amended Stock Option Agreement or (ii) causing Paramount or its subsidiaries or affiliates to pay money, transfer assets or issue securities of Paramount to Viacom or any of its affiliates or subsidiaries other than in the ordinary course of business or pursuant to the termination fee contemplated by the Amended Stock Option Agreement.

        (3) QVC's motion to enjoin payment of the termination fee contemplated by the Amended Stock Option Agreement was denied.

     In addition to the Preliminary Injunction Order, the Delaware Court of Chancery issued on November 24, 1993 a separate order certifying an appeal from the Preliminary Injunction Order to the Supreme Court of the State of Delaware.

     On the same day, Paramount and Viacom filed a notice of appeal with respect to the Preliminary Injunction Order. The Supreme Court of the State of Delaware, pursuant to an Order dated November 29, 1993, accepted the appeal and scheduled oral argument on the appeal for December 9, 1993.

     On December 9, 1993, the Supreme Court of the State of Delaware issued an order (the "Order") pursuant to which the Court, among other things: (1) affirmed the order of the Delaware Chancery Court entered November 24, 1993; and
(2) remanded the proceeding to the Delaware Chancery Court for proceedings consistent with the Order.

     These cases are still pending; however, Viacom believes the issues to be moot. The only issue outstanding relates to the payment of attorneys' fees and Paramount and Viacom have agreed that any fees awarded by the Delaware Chancery Court will be paid by Paramount or Viacom, subject to Paramount's and Viacom's right to contest any fee requests that may be made and to appeal any decision made on such requests to the Delaware Supreme Court. Plaintiffs' counsel has acknowledged the right of Paramount and Viacom to assert in opposition to such requests any argument that would have been available to Paramount stockholders had attorneys' fees and expenses been sought directly from them.

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                  DISSENTING STOCKHOLDERS' RIGHTS OF APPRAISAL

     If the Paramount Merger is consummated, holders of shares of Paramount Common Stock are entitled to appraisal rights under Section 262 of the DGCL ("Section 262"), provided that they comply with the conditions established by
Section 262.

     SECTION 262 IS REPRINTED IN ITS ENTIRETY AS ANNEX V TO THIS PROXY STATEMENT/PROSPECTUS. THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW RELATING TO APPRAISAL RIGHTS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO ANNEX V. THIS DISCUSSION AND ANNEX V SHOULD BE REVIEWED CAREFULLY BY ANY HOLDER WHO WISHES TO EXERCISE STATUTORY APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO, AS FAILURE TO COMPLY WITH THE PROCEDURES SET FORTH HEREIN OR THEREIN WILL RESULT IN THE LOSS OF APPRAISAL RIGHTS.

     A record holder of shares of Paramount Common Stock who makes the demand described below with respect to such shares, who continuously is the record holder of such shares through the Paramount Effective Time, who otherwise complies with the statutory requirements of Section 262 and who neither votes in favor of the Paramount Merger Agreement nor consents thereto in writing will be entitled to an appraisal by the Delaware Court of Chancery (the "Delaware Court") of the fair value of his or her shares of Paramount Common Stock. All references in this summary of appraisal rights to a "stockholder" or "holders of shares of Paramount Common Stock" are to the record holder or holders of shares of Paramount Common Stock. Except as set forth herein, stockholders of Paramount will not be entitled to appraisal rights in connection with the Paramount Merger. Stockholders of Viacom will have no appraisal rights in connection with the Paramount Merger.

     Under Section 262, where a merger is to be submitted for approval at a meeting of stockholders, as in the Paramount Special Meeting, not less than 20 days prior to the meeting, a constituent corporation must notify each of the holders of its stock for which appraisal rights are available that such appraisal rights are available and include in each such notice a copy of Section
262. This Proxy Statement/Prospectus shall constitute such notice to the record holders of Paramount Common Stock.

     Holders of shares of Paramount Common Stock who desire to exercise their appraisal rights must not vote in favor of the Paramount Merger Agreement and must deliver a separate written demand for appraisal to Paramount prior to the vote by the stockholders of Paramount on the Paramount Merger Agreement. A stockholder who signs and returns a proxy without expressly directing by checking the applicable boxes on the reverse side of the proxy card enclosed herewith that his or her shares of Paramount Common Stock be voted against the proposal or that an abstention be registered with respect to his or her shares of Paramount Common Stock in connection with the proposal will effectively have thereby waived his or her appraisal rights as to those shares of Paramount Common Stock because, in the absence of express contrary instructions, such shares of Paramount Common Stock will be voted in favor of the proposal. See "The Meetings--Voting of Proxies." Accordingly, a stockholder who desires to perfect appraisal rights with respect to any of his or her shares of Paramount Common Stock must, as one of the procedural steps involved in such perfection, either (i) refrain from executing and returning the enclosed proxy card and from voting in person in favor of the proposal to approve the Paramount Merger Agreement, or (ii) check either the "Against" or the "Abstain" box next to the proposal on such card or affirmatively vote in person against the proposal or register in person an abstention with respect thereto. A demand for appraisal must be executed by or on behalf of the stockholder of record and must reasonably inform Paramount of the identity of the stockholder of record and that such record stockholder intends thereby to demand appraisal of the Paramount Common Stock. A person having a beneficial interest in shares of Paramount Common Stock that are held of record in the name of another person, such as a broker, fiduciary or other nominee, must act promptly to cause the record holder to follow the steps summarized herein properly and in a timely manner to perfect whatever appraisal rights are available. If the shares of Paramount Common Stock are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian) or other nominee, such demand must be executed by or for the record owner. If the shares of Paramount Common Stock are owned of record by more than one person, as in a
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joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, such person is acting as agent for the record owner.

     A record owner, such as a broker, fiduciary or other nominee, who holds shares of Paramount Common Stock as a nominee for others, may exercise appraisal rights with respect to the shares held for all or less than all beneficial owners of shares as to which such person is the record owner. In such case, the written demand must set forth the number of shares covered by such demand. Where the number of shares is not expressly stated, the demand will be presumed to cover all shares of Paramount Common Stock outstanding in the name of such record owner.

     A stockholder who elects to exercise appraisal rights should mail or deliver his or her written demand to: Viacom International Inc., 1515 Broadway, New York, New York 10036, Attention: Philippe P. Dauman, Secretary.

     The written demand for appraisal should specify the stockholder's name and mailing address, the number of shares of Paramount Common Stock owned, and that the stockholder is thereby demanding appraisal of his or her shares. A proxy or vote against the Paramount Merger Agreement will not by itself constitute such a demand. Within ten days after the Paramount Effective Time, the combined company must provide notice of the Paramount Effective Time to all stockholders who have complied with Section 262.

     Within 120 days after the Paramount Effective Time, either the combined company or any stockholder who has complied with the required conditions of
Section 262 may file a petition in the Delaware Court, with a copy served on the combined company in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares of all dissenting stockholders. There is no present intent on the part of Viacom to file an appraisal petition and stockholders seeking to exercise appraisal rights should not assume that the combined company will file such a petition or that the combined company will initiate any negotiations with respect to the fair value of such shares. Accordingly, Paramount stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. Within 120 days after the Paramount Effective Time, any stockholder who has theretofore complied with the applicable provisions of Section 262 will be entitled, upon written request, to receive from the combined company a statement setting forth the aggregate number of shares of Paramount Common Stock not voting in favor of the Paramount Merger Agreement and with respect to which demands for appraisal were received by Paramount and the number of holders of such shares. Such statement must be mailed within 10 days after the written request therefor has been received by the combined company.

     If a petition for an appraisal is timely filed, at the hearing on such petition, the Delaware Court will determine which stockholders are entitled to appraisal rights. The Delaware Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Delaware Court may dismiss the proceedings as to such stockholder. Where proceedings are not dismissed, the Delaware Court will appraise the shares of Paramount Common Stock owned by such stockholders, determining the fair value of such shares exclusive of any element of value arising from the accomplishment or expectation of the Paramount Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court is to take into account all relevant factors. In Weinberger v. UOP Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and
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that "fair price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that in making this determination of fair value the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the merger which throw light on future prospects of the merged corporation. In Weinberger, the Delaware Supreme Court stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered." Section 262, however, provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger."

     Holders of shares of Paramount Common Stock considering seeking appraisal should recognize that the fair value of their shares determined under Section 262 could be more than, the same as or less than the consideration they are entitled to receive pursuant to the Paramount Merger Agreement if they do not seek appraisal of their shares. The cost of the appraisal proceeding may be determined by the Delaware Court and taxed against the parties as the Delaware Court deems equitable in the circumstances. Upon application of a dissenting stockholder of Paramount, the Delaware Court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including without limitation, reasonable attorney's fees and the fees and expenses of experts, be charged pro rata against the value of all shares of stock entitled to appraisal.

     Any holder of shares of Paramount Common Stock who has duly demanded appraisal in compliance with Section 262 will not, after the Paramount Effective Time, be entitled to vote for any purpose any shares subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to the Paramount Effective Time.

     At any time within 60 days after the Paramount Effective Time, any stockholder will have the right to withdraw such demand for appraisal and to accept the terms offered in the Paramount Merger; after this period, the stockholder may withdraw such demand for appraisal only with the consent of the combined company. If no petition for appraisal is filed with the Delaware Court within 120 days after the Paramount Effective Time, stockholders' rights to appraisal shall cease, and all holders of shares of Paramount Common Stock will be entitled to receive the consideration offered pursuant to the Paramount Merger Agreement. Inasmuch as the combined company has no obligation to file such a petition, and Viacom has no present intention to do so, any holder of shares of Paramount Common Stock who desires such a petition to be filed is advised to file it on a timely basis. Any stockholder may withdraw such stockholder's demand for appraisal by delivering to the combined company a written withdrawal of his or her demand for appraisal and acceptance of the Paramount Merger, except (i) that any such attempt to withdraw made more than 60 days after the Paramount Effective Time will require written approval of the combined company and (ii) that no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

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                         VIACOM ANNUAL MEETING MATTERS



ELECTION OF DIRECTORS



     The election of ten directors of Viacom is proposed, each to hold office for one year and until his successor is elected and qualified. The persons named in the enclosed Viacom Annual Meeting Proxy Card will vote the shares covered by each such Proxy for the election of the nominees set forth below, unless instructed to the contrary. Each nominee is now a member of the Board of Directors of Viacom. If, for any reason, any of said nominees becomes unavailable for election, the holders of the Viacom Annual Meeting proxies may exercise discretion to vote for substitutes proposed by the Board. Management has no reason to believe that the persons named will be unable to serve if elected or decline to do so.



Information Concerning Directors and Nominees



     Set forth below is certain information concerning each nominee for director of Viacom. All of the nominees are currently directors of Viacom, Viacom International and Paramount.




     NOMINEE FOR DIRECTOR*                                  CORPORATION OFFICES AND PRINCIPAL OCCUPATION**
- --------------------------------------------------  --------------------------------------------------------------
George S. Abrams..................................  Associated with Winer & Abrams, a law firm located in Boston,
  Age 61                                              Massachusetts, for more than five years. Mr. Abrams became a
Director since 1987                                   director of Paramount in 1994 and NAI in 1992. He is the
                                                      former General Counsel and Staff Director of the United
                                                      States Senate Judiciary Committee on Refugees. Mr. Abrams is
                                                      also a member of the Boards of Trustees and Visiting
                                                      Committees of a number of art museums, art-related
                                                      organizations and educational institutions.
Frank J. Biondi, Jr...............................  President, Chief Executive Officer of Viacom and Viacom
  Age 49                                              International since July 1987 and Paramount since March
Director since 1987                                   1994. Mr. Biondi became a director of Paramount in 1994.
                                                      From November 1986 to July 1987, Mr. Biondi was Chairman,
                                                      Chief Executive Officer of Coca-Cola Television and, from
                                                      1985, Executive Vice President of the Entertainment Business
                                                      Sector of The Coca-Cola Company. Mr. Biondi joined Home Box
                                                      Office in 1978 and held various positions there until his
                                                      appointment as President, Chief Executive Officer in 1983.
                                                      In 1984, he was elected to the additional position of
                                                      Chairman and continued to serve in such capacities until
                                                      October 1984. Mr. Biondi recently became a director of
                                                      Maybelline, Inc.
Philippe P. Dauman................................  Executive Vice President, General Counsel, Chief
  Age 40                                              Administrative Officer and Secretary of Viacom, Viacom
Director since 1987                                   International and Paramount since March 1994. Mr. Dauman
                                                      became a director of Paramount in 1994 and NAI in 1992. From
                                                      February 1993 to March 1994, Mr. Dauman served as Senior
                                                      Vice President, General Counsel and Secretary of Viacom and
                                                      Viacom International. Prior to that, Mr. Dauman was a
                                                      partner in the law firm of Shearman & Sterling in New York, which he joined in 1978. Mr. Dauman became a director of NAI in 1992 and Paramount in 1994.

William C. Ferguson...............................  Chairman of the Board and Chief Executive Officer of NYNEX
  Age 63                                              since October 1989. Mr. Ferguson became a director of
Director since 1993                                   Paramount in 1994. He served as Vice Chairman of the Board of NYNEX from 1987 to 1989 and as President and Chief
                                                      Executive Officer from June to September 1989. He has served as a director of NYNEX since 1987. He is also a director of
                                                      CPC International, Inc. and General Re Corporation.
H. Wayne Huizenga.................................  Chairman of the Board and Chief Executive Officer of
  Age 56                                              Blockbuster since April 1987. Mr. Huizenga became a director
Director since 1993                                   of Paramount in 1994. He served as President of Blockbuster from April 1987 until June 1988. He is a co-founder of Waste
                                                      Management, Inc. (now WMX Technologies, Inc.), a waste
                                                      disposal and collection company, where he served in various capacities, including President, Chief Operating Officer and a director, until May 1984. From May 1984 to the present,
                                                      Mr. Huizenga has been an investor in other businesses and is the sole stockholder and Chairman of the Board of Huizenga
                                                      Holdings, Inc., a holding and management company with
                                                      various business interests. In connection with these
                                                      business interests, Mr. Huizenga has been actively involved in strategic planning for, and executive management of,
                                                      these businesses. He also has a majority ownership interest in Florida Marlins Baseball, Ltd., a Major League Baseball
                                                      sports franchise, owns the Florida Panthers Hockey Club,
                                                      Ltd., a National Hockey League sports franchise, and has a limited partnership interest in Miami Dolphins, Ltd. ("Miami
                                                      Dolphins"), a National Football League sports franchise, and an ownership interest in Robbie Stadium Corporation and
                                                      certain affiliated entities, which own and operate Joe
                                                      Robbie Stadium in South Florida. Mr. Huizenga has entered
                                                      into an agreement to purchase the remaining ownership
                                                      interest in the Miami Dolphins. He is Chairman of the Board of Directors of Spelling Entertainment Group Inc. He is also a director of Discovery Zone, Inc.
Ken Miller........................................  President, Chief Executive Officer of The Lodestar Group, an
  Age 51                                              investment firm, since 1988. Mr. Miller became a director of
Director since 1987                                   Paramount in 1994. He was Vice Chairman of Merrill Lynch
                                                      Capital Markets during 1987 and a Managing Director of
                                                      Merrill Lynch Capital Markets for more than the preceding
                                                      five years. He is Chairman of the Board of Directors of
                                                      Kinder-Care Learning Centers, Inc.
Brent D. Redstone.................................  Assistant District Attorney for Suffolk County, Massachusetts
  Age 43                                              from 1976 to October 1991, serving from 1988 through 1991 on
Director since 1991                                   the Homicide Unit responsible for the investigation and
                                                      trial of homicide cases. Mr. Redstone became a director of
                                                      Paramount in 1994 and NAI in 1992.

Sumner M. Redstone................................  Chairman of the Board of Viacom and Viacom International since
  Age 69                                              June 1987 and Paramount since April 1994. He has served as
Director since 1986                                   Chairman of the Board of NAI since 1986 and President, Chief
                                                      Executive Officer of NAI since 1967. Mr. Redstone is the
                                                      former Chairman of the Board of the National Association of
                                                      Theater Owners and is currently a member of its Executive
                                                      Committee. During the Carter Administration, Mr. Redstone
                                                      was appointed a member of the Presidential Advisory
                                                      Committee on the Arts for the John F. Kennedy Center for the
                                                      Performing Arts and, in 1984, he was appointed a Director of the Kennedy Presidential Library Foundation. Mr. Redstone
                                                      has recently accepted a visiting professorship at Brandeis
                                                      University. Since 1982, Mr. Redstone has been a member of
                                                      the faculty of Boston University Law School, where he has
                                                      lectured in entertainment law. Mr. Redstone graduated from
                                                      Harvard University in 1944 and received an LL.B. from
                                                      Harvard University School of Law in 1947. Upon graduation,
                                                      Mr. Redstone served as Law Secretary with the United States
                                                      Court of Appeals, and then as a Special Assistant to the
                                                      United States Attorney General.
Frederic V. Salemo................................  Vice Chairman--Finance and Business Development of NYNEX since
  Age 49                                              March 1, 1994. Mr. Salerno became a director of Paramount in
Director since 1994                                   1994. He was Vice Chairman of the Board of NYNEX and
                                                      President of the Worldwide Services Group from 1991 to 1994 and President and Chief Executive Officer of New York
                                                      Telephone Company from 1987 to 1991. He is also a director of The Bear Stearns Companies Inc. and Avnet, Inc.
William Schwartz..................................  Vice President for Academic Affairs (the chief academic
  Age 59                                              officer) of Yeshiva University since 1992 and University
Director since 1987                                   Professor of Law at Yeshiva University and the Cardozo
                                                      School of Law since 1991. Mr. Schwartz became a director of
                                                      Paramount in 1994. He has been of Counsel to Cadwalader,
                                                      Wickersham & Taft since 1988. Mr. Schwartz was Dean of the
                                                      Boston University School of Law from 1980 to 1988, a
                                                      professor of law at Boston University from 1955 to 1991 and
                                                      Director of the Feder Center for Estate Planning at Boston
                                                      University School of Law from 1988 to 1991. He has served as
                                                      Chairman of the Board of Directors of UST Corporation since
                                                      1993. He previously served as Vice Chairman of UST
                                                      Corporation since 1985 and has been a director of UST
                                                      Corporation for more than five years. Mr. Schwartz is a
                                                      trustee of several educational and charitable organizations and an honorary member of the National College of Probate
                                                      Judges. He served as Chairman of the Boston Mayor's Special
                                                      Commission on Police Procedures and was formerly a member of the Legal Advisory Board of the NYSE.


- ---------------


* Brent Redstone is the son of Sumner Redstone. None of the other nominees for director is related to any other director or executive officer of Viacom, Viacom International or Paramount by blood, marriage or adoption.



** NAI, Paramount and Viacom International are affiliates of Viacom. None of the other corporations or organizations indicated herein is a parent, subsidiary or other affiliate of Viacom.

Meetings and Committees of the Viacom Board of Directors



     During 1993, the Viacom Board of Directors held nine (9) regular meetings and seven (7) special meetings.



     Set forth below is certain information concerning the standing committees of the Board of Directors (1).




                                                                                                          NUMBER OF
                                                                                                          MEETINGS
     COMMITTEE                                            MEMBERS OF COMMITTEE                           DURING 1993
- ------------------------------------  -------------------------------------------------------------  -------------------
Audit Committee.....................  Messrs. Abrams*, Ferguson,** Huizenga,** Miller, Salerno,**                 3
                                      and Schwartz
Compensation Committee..............  Messrs. Abrams, Ferguson,** Huizenga,** Miller, Brent                       9
                                      Redstone, Sumner Redstone,* Salerno,** and Schwartz


- ---------------


 * Chairman of the Committee



** Messrs. Huizenga, Ferguson and Salerno became members of the Audit and Compensation Committees when they were appointed to the Boards of Directors of Viacom and Viacom International on October 22, 1993, November 19, 1993 and January 27, 1994, respectively.



NOTE:



(1) Viacom does not currently have a Nominating Committee.



     The functions of the Audit Committee include reviewing with the independent auditors the plans and results of the annual audit, approving the audit and non-audit services by such auditors, reviewing the scope and results of Viacom's internal auditing procedures, reviewing the adequacy of Viacom's system of internal accounting controls and reviewing the annual financial statements prepared for release to stockholders and the public. The functions of the Compensation Committee include reviewing the salaries and bonuses of employees earning over a specified amount. In addition, the Committee reviews and approves participation in, and administers, the Senior Executive STIP and the long-term incentive compensation plans.



RELATED TRANSACTIONS



     For a description of certain related transactions, see "Special Factors--Paramount Voting Agreement", "Sale of Viacom Preferred Stock" and "The Blockbuster Merger--Certain Transactions Between Viacom and Blockbuster and With Their Stockholders."



     Viacom, Viacom International and NAI entered into a tax sharing agreement governing the filing of consolidated federal tax returns in 1987. This agreement required that Viacom and/or the Viacom International pay NAI to the extent they would have paid Federal income taxes on a separate company basis and entitled them to receive payments from NAI to the extent losses and credits reduced NAI's federal income taxes. This agreement was in effect for periods ending on or before June 10, 1991, when NAI's percentage ownership of Viacom Common Stock was reduced to less than 80% on a combined basis. For periods commencing on or after June 11, 1991, Viacom and Viacom International have not filed consolidated federal tax returns with NAI.



     Philippe P. Dauman, a director and Executive Vice President, General Counsel, Chief Administrative Officer and Secretary of Viacom, Viacom International and Paramount, became an executive officer of Viacom and Viacom International on February 1, 1993. Prior to that, he was a partner with the law firm of Shearman & Sterling, which has previously performed and is currently performing legal services for Viacom and its subsidiaries.

DIRECTORS' COMPENSATION



     Directors of Viacom and Viacom International who are not officers or employees of Viacom, Viacom International or NAI or members of their immediate family ("Outside Directors") are entitled to receive the directors' fees and are eligible to participate in Viacom International's retirement plans described below. Messrs. Abrams, Miller and Schwartz were Outside Directors for the entire 1993 calendar year. Mr. Dauman was an Outside Director until January 31, 1993. Messrs. Huizenga, Ferguson and Salerno became Outside Directors on October 22, 1993, November 20, 1993 and January 27, 1994, respectively. In 1993, only Outside Directors received any compensation for services as a director.



     Directors' Fees. Outside Directors received the following fees for the first quarter of 1993: (i) a combined quarterly fee of $6,000 for membership on the Boards of Directors of Viacom and Viacom International, and (ii) a per meeting attendance fee of $1,000 for each Board meeting, $500 for each Audit Committee meeting and $500 for each Compensation Committee meeting (except that only one Board attendance fee is payable when both Boards meet on the same day and only one Audit Committee or Compensation Committee attendance fee is payable when the corresponding committees of both Boards meet on the same day). Effective April 1, 1993, the fees for Outside Directors were increased as follows: (i) a combined quarterly fee of $7,500 for membership on both Boards,
(ii) a per meeting attendance fee of $1,500 for each Board meeting (the $500 per meeting attendance fee for each Audit or Compensation Committee remained unchanged), and (iii) a $7,500 annual retainer fee for the Chairman of the Audit Committee (currently Mr. Abrams). Compensation for Messrs. Huizenga and Ferguson's services as Outside Directors for 1993 was paid to Blockbuster and NYNEX, respectively.



     Deferred Compensation Plan. In 1989, Viacom International established an unfunded Deferred Compensation Plan permitting participating Outside Directors to defer payment of all of their membership and attendance fees. A participant can elect to have deferred fees credited to an account which shall either accrue interest or be deemed invested in a number of stock units equal to the number of shares of Viacom Common Stock the amount of such fees would have purchased at such time. Since 1989, Messrs. Abrams, Miller and Schwartz have elected to have their fees credited to their stock unit accounts. The Plan permits participants to elect to have amounts credited to a participant's account paid in a lump sum or in three or five annual installments seven months after the director's retirement, with the value of the stock units determined by reference to the fair market values of the Viacom Class A Common Stock and Viacom Class B Common Stock at that time and, if the participant had elected installment payments, credited with interest until payment had been made in full. For 1993, the stock unit accounts of Messrs. Abrams, Miller and Schwartz were credited with 607, 516 and 499 Viacom Class A Common Stock units, respectively, and 648, 552 and 534 Viacom Class B Common Stock units, respectively.



     Retirement Income Plan. In 1989, Viacom International established an unfunded, non-qualified Retirement Income Plan pursuant to which each Outside Director will receive annual payments commencing on such director's retirement equal to 100% of the amount of the annual Board membership fees at the time of such retirement, provided he has served on the Boards of both companies for at least three years. The Plan provides that the director or his estate will receive such annual payments for the number of years of such director's service on the Boards (with current Outside Directors receiving credit for their years of service on the Boards of Viacom and Viacom International prior to 1989). Mr. Dauman, who ceased to be an Outside Director in February 1993, will receive payments under this Plan for the period that he was an Outside Director when he retires from the Board.



     Outside Directors' Stock Option Plan. In 1993, the Viacom Board of Directors (with Outside Directors Messrs. Abrams, Miller and Schwartz abstaining) adopted the Outside Directors' Plan, subject to the approval of such Plan by the stockholders of Viacom at the Annual Meeting. For a description of such Plan and terms of the one-time grants of stock options thereunder to the Outside Directors, see "Approval of the Viacom Stock Option Plan for Outside Directors" below.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION



     Messrs. Abrams, Miller, Sumner Redstone, Brent Redstone and Schwartz were members of the Compensation Committee for the entire 1993 calendar year. Mr. Dauman resigned from the Compensation Committee when he became Senior Vice President, General Counsel and Secretary of Viacom and Viacom International on February 1, 1993. Prior to that, he was a partner with the law firm of Shearman & Sterling. Messrs. Huizenga, Ferguson and Salerno became members of the Compensation Committee when they joined the Boards of Directors of Viacom and Viacom International on October 22, 1993, November 20, 1993 and January 27, 1994, respectively. Messrs. Korff and Magner resigned from the Compensation Committee on March 15, 1994 when they resigned from the Boards of Directors of Viacom and Viacom International and Mr. Korff resigned from his position as a Viacom Senior Vice President. Mr. Korff's position as an officer had been purely nominal since he did not have any responsibilities or authority as a Viacom officer and had never received any compensation for such office since Viacom was formed. Mr. Korff had never been eligible to participate in any of Viacom's benefit and incentive plans, including, without limitation, the plans administered by the Compensation Committee.



EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION



     All members of the Compensation Committee are non-employee directors. The members include Mr. Sumner Redstone, the controlling stockholder of Viacom. The Committee reviews and, with any changes it believes appropriate, approves Viacom's executive compensation. Independent compensation consultants have advised the Committee with respect to the long-term incentive compensation plans since 1987.



     The objectives of the executive compensation package for Viacom's executive officers are to:



     -- Set levels of base salary and annual bonus compensation that will attract and retain superior executives in the highly competitive environment of media companies;



     -- Provide annual bonus compensation for executive officers that varies directly with Viacom's financial performance and, in the case of executive officers with divisional responsibilities, also with the financial performance of their respective divisions, and, in addition, reflects the executive officer's individual contribution to that performance; and



     -- Provide long-term incentive compensation that is tied to Viacom's stock price so as to focus the attention of executives on managing Viacom from the perspective of an owner with an equity stake.



     Viacom has just completed an historic transaction in the acquisition of Paramount. It is therefore more crucial than ever that Viacom attract and retain executives with broad media-based experience. The Committee's goal is to develop a compensation package that enables Viacom to accomplish this.



     In that connection, the Committee evaluates the competitiveness of its executive compensation packages based on information from a variety of sources, including information supplied by consultants and information obtained from the media or from Viacom's own experience. The Committee also focuses on executive compensation offered by the members of the peer group included in the Performance Graph* set forth below. At times, the Committee also evaluates compensation at a broader range of companies whether or not included in the peer group that have particular lines of business comparable to those of Viacom.



- ---------------



* As a result of the Paramount Merger and the anticipated Blockbuster Merger, it is likely that the composition of the peer group included in the Performance Graph will be reviewed and adjusted for subsequent years.

     While the Committee evaluates this information and has generally attempted to peg overall compensation to the median to 75th percentile level (with base salaries generally being pegged to the median level and annual bonus compensation to the 75th percentile level), it ultimately determines the appropriate compensation for each position based on the requirements and characteristics of that position and the knowledge, skills and abilities of the executive. For Viacom's executive officers as a whole and for Mr. Biondi specifically, the Committee believes that it has achieved its goal of providing overall 1993 compensation, and the base salary and annual bonus components, at the median to 75th percentile level.



  Executive Compensation



     Executive compensation is comprised of base salary, annual bonus compensation and long-term incentive compensation in the form of stock options and phantom share awards. Long-term incentive compensation for executive officers with divisional responsibilities has also included performance share awards tied to divisional performance.



  Base Salaries



     Base salary levels for executive officers are consistent with competitive practice and level of responsibility. Base salary levels for the more senior executive officers are generally set forth in the executives' employment contracts and increases in their base salary in 1993 were generally made in accordance with their contracts. Increases in base salary in 1993 for other senior executives were set consistent with the considerations discussed above with respect to base salary levels and increases were within the range of percentages by which the salaries of other senior executives at that level increased. The employment contracts for Mr. Biondi and the other four named executive officers are described under "--Employment Contracts".



  Incentive Compensation



  Limits to Tax Deductibility of Executive Compensation



     The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended, generally limiting to $1,000,000 the federal tax deductibility of compensation (including stock options) paid to Viacom's Chief Executive Officer and the four most highly compensated officers, other than the Chief Executive Officer, starting with the 1994 calendar year. The tax law change includes an exception to the deduction limitation for performance-based compensation (including stock-based compensation, such as stock options), provided such compensation meets certain requirements, including stockholder approval. The Senior Executive STIP and the New LTMIP have been designed to comply with this exception. The Senior Executive STIP will provide objective performance-based annual bonuses for selected executive officers of Viacom, subject to a maximum limit, starting with the 1994 calendar year. Long-term incentive compensation for Viacom's executive officers will be provided under the New LTMIP starting with the 1994 calendar year, primarily through grants of stock options. The Viacom Board of Directors has adopted, and is recommending that the stockholders approve, the Senior Executive STIP and the New LTMIP. Viacom does not expect compensation paid to Viacom's Chief Executive Officer and the other four most highly compensated officers for 1994 to exceed the Section 162(m) deductibility limit because of the anticipated stockholder approval of the Senior Executive STIP and the New LTMIP, the effect of the "grandfathering" provisions of the tax laws and the deferral of a portion (not in excess of 15%) of annual cash compensation under Viacom International's 401(k) and excess 401(k) plans. For a description of the Senior Executive STIP and the New LTMIP, see "--Approval of the Viacom Inc. Senior Executive Short-Term Incentive Plan" and "--Approval of the Viacom Inc. 1994 Long-Term Management Incentive Plan" below.

  Annual Bonus Compensation



     Annual bonus compensation for Viacom's executive officers from 1989 through 1993 was provided under Viacom International's Short-Term Incentive Plan (the "STIP"). During each of those calendar years, target levels of annual operating income and cash flow were established for Viacom as a whole and for each of its divisions and subsidiaries. Operating income is defined as revenues less operating expenses (other than depreciation and amortization); cash flow is defined as operating income (as defined) less cash capital expenditures and increases or decreases in working capital and in other balance sheet investments. Historically, the operating income and cash flow goals have generally been given equal weight. Additional targets have also been established for specific divisions and subsidiaries. For 1993, operating income and cash flow goals were given equal weight for Viacom as a whole and were generally given equal weight for its divisions and subsidiaries.



     The level of achievement of the applicable corporate or divisional goals determined the aggregate amounts available for funding awards for corporate or divisional executives; the amounts were subject to upward or downward adjustment pursuant to a mathematical formula based on the level of achievement and could exceed 100% of targeted amounts. The aggregate amount available for funding annual bonuses for executive officers with exclusive corporate responsibilities was based exclusively on achievement of Viacom's annual financial targets. For executive officers with divisional responsibilities, most (approximately 80%) of their annual bonuses (including 1993 bonuses) was based on the aggregate amounts available for annual bonuses for their particular divisions, which was determined by the level of achievement of the applicable divisional targets; the remaining 20% was based on the aggregate amount available for annual bonuses for corporate executives.



     The Committee approved a specific target bonus for each executive officer which was expressed as a percentage of his salary. These targets are included in the executive officers' employment contracts and for the named executive officers other than Mr. Biondi are described under "--Employment Contracts".



     At the beginning of each calendar year, the executive officers were assigned individual goals for that year. The goals for executive officers with divisional responsibilities tended to parallel the applicable divisional goals. At the end of each calendar year, an assessment was made of each executive officer's individual performance. If the officer had achieved 100% of his individual goals, he would receive an award of 100% of his target bonus, assuming the applicable corporate and/or divisional targets had been fully achieved. Thus, since the applicable individual and corporate and/or divisional targets for 1991 and 1992 were both fully met or exceeded, each of the named executives received at least 100% of their target bonus for those years. The applicable individual and corporate targets and the targets of each division, other than the Cable Division, were also fully met or exceeded for 1993 and each of the named executives, other that Mr. Goddard, received at least 100% of their target bonus for 1993. In addition, each of such executives also received a special bonus in recognition of their outstanding personal contributions to such achievement, as well as their special efforts to effect the Paramount Merger. Mr. Goddard's 1993 annual bonus reflected the Cable Division's less than 100% achievement of its targets.



  Long-Term Incentive Compensation



     The Committee believes that the use of equity-based long-term incentive plans directly links executive interests to enhancing stockholder value.


     Viacom's first long-term incentive program was provided under the Viacom Inc. Long-Term Incentive Plan ("LTIP"), established in 1987 after Viacom International was acquired by NAI. The LTIP was developed with the assistance of Towers Perrin, an independent consultant. Since it was crucial to the success of Viacom that it attract and retain the services of experienced executives, the Committee awarded a single substantial grant of phantom shares to Viacom's executive officers as of August 1987. The size of the grant to each executive was within the range assigned to the executive's relative level of responsibility. Payment for most LTIP phantom shares was accelerated and made in December 1992. The reasons for the acceleration and the operation of the LTIP are described in more detail below.



     Most subsequent long-term incentive compensation for Viacom's executive officers has been provided under the five (5) year Viacom Inc. 1989 Long-Term Management Incentive Plan (the "LTMIP") through annual stock option grants. The LTMIP was also developed with the assistance of Towers Perrin.



     Payments for phantom shares granted under the LTIP was based on the amount by which the fair market value of the Viacom Common Stock as of certain valuation dates exceeded the initial value of the phantom shares on the date of grant, subject to a $31.23 per share payment limit. These phantom shares had an average initial value of $19.50. In 1990, Viacom issued a share of Viacom Class B Common Stock for each share of Viacom Class A Common Stock then outstanding. As adjusted by the Committee for this stock split, the value of each phantom share was determined by reference to the combined fair market values of a share of Viacom Class A Common Stock and a share of Viacom Class B Common Stock. The first valuation date was December 15, 1992 for 25% of the grant, although a portion of these phantom shares were valued as of December 15, 1990. The second valuation date was December 15, 1993 for another 25% and the final valuation date is December 15, 1994 for the remaining 50%. These phantom shares vested over the three year period from 1987 through 1990.



     Subsequent minor grants of LTIP phantom shares were made with initial values set at the fair market value of the Viacom Common Stock at the time of grant.



     On December 17, 1992, the Committee approved the acceleration of the valuation and payment to active employees, including Viacom's executive officers, of the LTIP phantom shares granted as of August 1987 that would otherwise be valued and paid after the December 15, 1993 and December 15, 1994 valuation dates. Payment for these phantom shares was made in December 1992 at the same time that payment was made for the LTIP phantom shares with a December 15, 1992 valuation date. The Committee took this action, in part, to preserve individual and corporate tax benefits which might be lost in the future if certain announced tax law changes were enacted. The Committee also took this action because these phantom shares had already reached the $31.23 per share payment limit, thereby reducing their value as incentives to enhancing stockholder value, and because the remaining valuation and payment dates (i.e., December 15, 1993 and December 15, 1994) were more than six or seven years after the original grant. For a description of the acceleration of the valuation and payment of Mr. Biondi's LTIP phantom shares, see "--Chief Executive Officer's Compensation" below.



     Under the LTMIP, the Committee awarded annual grants of stock options for Viacom Class B Common Stock to Viacom's executive officers for the years 1990, 1991, 1992 and 1993. The Committee also awarded Mr. Dauman a special one-time grant of 60,000 stock options for Viacom Class B Common Stock as of February 1, 1993 when he became an executive officer of Viacom and Viacom International. The exercise price of all of these stock options was set at the fair market value of the Viacom Class B Common Stock at the time of grant. The grant awarded by the Committee for 1989 consisted of a combination of stock options and phantom shares. Included in Messrs. Biondi, Braun, Goddard and Weinstein's 1989 grant were certain stock options conditioned upon their becoming available from forfeitures by other participants in the LTMIP. After the 1990 stock split, the Committee adjusted the phantom shares granted in 1989 in the same manner that it adjusted the LTIP phantom shares and each stock option granted in 1989 became exercisable for a share of Viacom Class A Common Stock and a share of Viacom Class B Common Stock. All of the stock options granted under the LTMIP are ten-year non-qualified options that become fully exercisable four years after the grant.


     The pattern for determining awards to Viacom's executive officers under the LTMIP was essentially consistent with the pattern developed for the the LTIP except that (i) each of the five awards to these officers for the 1989 through 1993 period was approximately one-fifth of the size of the 1987 LTIP grants to executives at their level and (ii) an effort was made to reduce the difference between the grants at the divisional Chairman level and the grants at the divisional President level. The 1993 LTMIP awards were generally consistent with the pattern described above. The amounts therefore reflected the amounts of outstanding awards, as adjusted for promotions. In addition, from time to time, in determining the amount of the LTMIP awards, special note was taken of either a unique competitive situation or extraordinary individual contributions which had already occurred or were expected in the future. Mr. Dauman's initial LTMIP grant was thus intended in part, to attract him to Viacom and based, in part, in recognition of his extraordinary services to Viacom before he became an executive officer of Viacom.



     In 1993, the Viacom Inc. Long-Term Incentive Plan (Divisional) (the "Divisional LTIP") was adopted by the Committee. The Divisional LTIP was developed with the assistance of Frederic W. Cook & Co., Inc. to provide long-term compensation for divisional executives based on the performance of their respective divisions. The Divisional LTIP is designed to provide divisional executives with annual grants of performance shares that vest after three years. Long-term financial and strategic goals are established by the Committee for each division or subsidiary at the time the performance shares are granted. The amount payable for the performance shares is based on the achievement during the three years of those goals, with the amounts payable varying directly with the level of achievement. Amounts are payable if certain, though not all, of the goals are achieved provided certain minimum levels are achieved.



     The first grant of performance shares under the Divisional LTIP was made in June 1993 with respect to the three year period that commenced January 1, 1993. The financial goals included the attainment of specified levels of cumulative operating income and average return on net assets employed. In addition, strategic targets were established for specific divisions and subsidiaries. The Committee established the amounts and terms of these grants. Executive officers with divisional responsibilities such as Messrs. Braun and Goddard received a grant under the Divisional LTIP for the three year period that commenced January 1, 1993. The 1992 and 1993 LTMIP grants to these executives were reduced to reflect their participation in the Divisional Plan. It is expected that long-term compensation for 1994 and subsequent years for executive officers with divisional responsibilities will be awarded under the New LTMIP and not under the Divisional LTIP.



  Chief Executive Officer's Compensation



     Mr. Biondi's compensation package was negotiated in 1987 when he became President, Chief Executive Officer of Viacom and Viacom International. It included his initial base salary and 10% annual rate of increase, his guaranteed annual bonus compensation and a grant of 240,000 LTIP phantom shares. His employment contract is more fully described under "--Employment Contracts".



     Mr. Biondi's salary increased during 1993 by the stipulated 10%. His 1993 annual bonus reflected full achievement of Viacom's operating income and cash flow goals for the year. In addition, he received a special bonus in recognition of his outstanding personal contribution to that achievement, as well as his special efforts to effect the Paramount Merger. Mr. Biondi's 1993 stock option award under the LTMIP is consistent with the overall program and is shown in the Summary Compensation Table.


     As part of the Committee's approval of the accelerated valuation and payment of the LTIP phantom shares discussed above, the Committee approved the December 1992 payment of Mr. Biondi's LTIP phantom shares with December 15, 1993 and December 15, 1994 valuation dates. Payment was made in shares of Viacom Class B Common Stock with the number of shares based on the fair market value of the Viacom Class B Common Stock on December 17, 1992. The Committee determined that payment to Mr. Biondi in stock, rather than cash, was preferable because Mr. Biondi's LTIP phantom shares, unlike those of other employees, were not subject to the $31.23 per share payment limit, and the payment in stock would allow him to continue to benefit from, and would further link his interests to, increases in stockholder value. As a result of the foregoing, Mr. Biondi recognized taxable income and Viacom International recognized a corresponding deduction, of $10,263,600, of which $3,370,053 was withheld as taxes and the remainder paid as 177,897 shares of Viacom Class B Common Stock, all of which have been retained by Mr. Biondi. Mr. Biondi also received a cash payment in December 1992 in the amount of $3,421,200 for his LTIP phantom shares with a December 15, 1992 valuation date.



Sumner M. Redstone, Chairman
George S. Abrams
Philippe P. Dauman*
William C. Ferguson
H. Wayne Huizenga
Ira A. Korff**
Jerome Magner**
Ken Miller
Brent D. Redstone
Frederic V. Salerno***
William Schwartz
Members of the Compensation Committee



- ---------------



  * Mr. Dauman resigned from the Compensation Committee on February 1, 1993 when he became an executive officer of Viacom and Viacom International.



 ** Messrs. Korff and Magner resigned on March 15, 1994 when they resigned from the Boards of Directors of Viacom and Viacom International.



*** Mr. Salerno became a member of the Compensation Committee when he became a director of Viacom and Viacom International on January 27, 1994.

                           SUMMARY COMPENSATION TABLE




                                                                            LONG-TERM COMPENSATION
                                                                           -------------------------
                                                                             AWARDS
                                                                           ----------
        NAME AND PRINCIPAL                       ANNUAL COMPENSATION(1)    SECURITIES     PAYOUTS
           POSITION AT                         --------------------------  UNDERLYING  -------------    ALL OTHER
        END OF FISCAL 1993            YEAR        SALARY        BONUS      OPTIONS(2)  LTIP PAYOUTS   COMPENSATION(3)
- ----------------------------------  ---------  ------------  ------------  ----------  -------------  --------------
Frank J. Biondi, Jr. .............       1993  $  1,010,904  $  1,600,000      90,000              0    $   65,180
  President, Chief Executive             1992       922,045     1,000,000      90,000  $  13,684,800(4)     46,032
  Officer of Viacom and Viacom           1991       835,151       900,000      90,000              0        --
  International
Neil S. Braun.....................       1993  $    552,115  $    450,000      30,000  $      39,038    $   24,788
  Senior Vice President of Viacom        1992       456,130       375,000      30,000      2,037,485(5)     16,275
  and Viacom International;              1991       414,087       320,000      36,000              0        --
  Chairman, Chief Executive
  Officer of the Viacom
  Entertainment Group*
Philippe P. Dauman................       1993  $    553,846  $    900,000     120,000***             0            0
  Senior Vice President, General
  Counsel and Secretary of Viacom
  and Viacom International**
John W. Goddard...................       1993  $    562,154  $    500,000      40,500              0    $   26,500
  Senior Vice President of Viacom        1992       513,923       764,664      40,500  $   4,028,670(5)     32,362
  and Viacom International;              1991       474,228       708,000      54,000              0        --
  President, Chief Executive
  Officer of the Viacom Cable
  Television Division
Mark M. Weinstein.................       1993  $    493,039  $    450,000      30,000              0    $   23,538
  Senior Vice President,                 1992       368,538       225,000      30,000  $   2,014,335(5)     15,118
  Government Affairs of Viacom and       1991       337,038       300,000      27,000              0        --
  Viacom International


- ---------------


        *  On March 17, 1994, Mr. Braun relinquished his responsibilities as Chairman, Chief Executive Officer of the
           Viacom Entertainment Group. Mr. Braun has informed Viacom that he intends to resign as an executive officer of Viacom and Viacom International effective June 30, 1994.
       **  On March 15, 1994, Mr. Dauman became Executive Vice President, General Counsel, Chief Administrative Officer
           and Secretary of Viacom and Viacom International.
      ***  Mr. Dauman received two grants in 1993: a special one-time grant of 60,000 options for Viacom Class B Common
           Stock as of February 1, 1993 when he joined Viacom and a regular grant of 60,000 options for Viacom Class B
           Common Stock as of August 1, 1993. See Option Grant Table below.



NOTES:



(1) For 1993, salary and bonus includes compensation deferred under Viacom International's 401(k) and excess 401(k) plans for Mr. Biondi in the amount of $253,285, for Mr. Braun in the amount of $150,000, for Mr. Goddard in the amount of $53,000 and for Mr. Weinstein in the amount of $47,044.



(2) In addition, conditions relating to certain options granted in 1989 were met as follows: for Mr. Biondi for 834 options in 1993, 373 options in 1992 and 1,189 options in 1991; for Mr. Braun for 334 options in 1993, 149 options in 1992 and 475 options in 1991; for Mr. Goddard for 667 options in 1993, 299 options in 1992 and 951 options in 1991; and for Mr. Weinstein for 334 options in 1993, 149 options in 1992 and 475 options in 1991. These options are more fully described above in the "Compensation Committee Report on Executive Compensation".


(3) Includes the following: Viacom International's matching contributions under its 401(k) plan for Mr. Biondi of $4,497 for 1993 and $3,491 for 1992; for Mr. Braun of $1,375 for 1993 and $1,374 for 1992; and for each of Messrs. Goddard and Weinstein of $4,497 for 1993 and $4,364 for 1992; and credits for
                                         (Footnotes continued on following page)

(Footnotes continued from preceding page)

    Viacom International's matching contributions under its excess 401(k) plan for Mr. Biondi of $60,682 for 1993 and $42,541 for 1992; for Mr. Braun of $23,413 for 1993 and $14,901 for 1992; for Mr. Goddard of $22,003 for 1993
    and $27,998 for 1992; and for Mr. Weinstein of $19,041 for 1993 and $10,754 for 1992. Disclosure regarding these items is not required for calendar year 1991.


(4) Consists of: $3,421,200 paid in cash for Mr. Biondi's LTIP phantom shares with a December 1992 valuation date; and 177,897 shares of Viacom Class B Common Stock valued on December 17, 1992 and $3,370,053 which was withheld as taxes for his LTIP phantom shares for which the valuation and payment was accelerated. Mr. Biondi's LTIP payout is more fully described above in the "Compensation Committee Report on Executive Compensation".


(5) Represents substantially all amounts payable with respect to the LTIP phantom shares granted to the named executives. Includes payment for the LTIP phantom shares with a December 1992 valuation date, as well as the accelerated payment of the LTIP phantom shares with future valuation dates. The amount payable for their LTIP phantom shares was the $31.23 per share payment limit (except for certain minor grants made after 1987). The LTIP payouts are more fully described above in the "Compensation Committee Report on Executive Compensation".



                          OPTION GRANTS IN FISCAL 1993


     The following Option Grant Table includes columns designated "Potential Realizable Gain". The calculations in those columns are based on hypothetical 5% and 10% growth assumptions proposed by the Securities and Exchange Commission. There is no way to anticipate what the actual growth rate of the Viacom Class B Common Stock will be.


                                                                                                    POTENTIAL REALIZABLE
                                                          INDIVIDUAL GRANTS                        GAIN AT ASSUMED ANNUAL
                                      ----------------------------------------------------------    RATES OF STOCK PRICE
                                      NUMBER OF SHARES    % OF TOTAL                              APPRECIATION FOR OPTION
                                      OF VIACOM CLASS B     OPTIONS                                   TERM COMPOUNDED
                                        COMMON STOCK      GRANTED TO     EXERCISE                       ANNUALLY(1)
                                         UNDERLYING      EMPLOYEES IN      PRICE     EXPIRATION   ------------------------
    NAME                                   OPTIONS        FISCAL 1993    ($/SHARE)      DATE          5%           10%
- ------------------------------------  -----------------  -------------  -----------  -----------  -----------  -----------
Frank J. Biondi, Jr. ...............         90,000(2)         10.74%    $  55 1/4     7/31/2003  $ 3,127,180  $ 7,924,885
Neil S. Braun.......................         30,000(2)          3.58%       55 1/4     7/31/2003    1,042,395    2,641,630
Philippe P. Dauman..................         60,000(3)          7.16%       43 1/4     1/31/2003    2,084,785    5,283,255
                                             60,000(2)          7.16%       55 1/4     7/31/2003    1,631,980    4,135,760
John W. Goddard.....................         40,500(2)          4.83%       55 1/4     7/31/2003    1,407,230    3,566,200
Mark M. Weinstein...................         30,000(2)          3.58%       55 1/4     7/31/2003    1,042,395    2,641,628


- ---------------

NOTES:


(1) The total potential gain for all five named executives over the ten year term of the options listed in the table would be 37/100 of one percent of the total gain in the Viacom Class B Common Stock value. If the Viacom Class B Common Stock value were to appreciate 5% over the ten year term of the options, the value of all shares of Viacom Class B Common Stock owned by Viacom's stockholders would grow from $3.7 billion to $6.1 billion, a gain of $2.4 billion. If it were to appreciate 10%, the value of all outstanding shares of Viacom Class B Common Stock would grow from $3.7 billion to $9.7 billion, a gain of $6 billion.


(2) These options, which were granted as of August 1, 1993, will vest in one-third increments on August 1, 1995, August 1, 1996 and August 1, 1997. In addition, conditions relating to certain options granted in 1989 were met in 1993 as follows: for Mr. Biondi for 834 options; for Mr. Braun for 334 options; for Mr. Goddard for 667 options; and for Mr. Weinstein for 334 options. These options are more fully described above in the "Compensation Committee Report on Executive Compensation".



(3) These options, which were granted to Mr. Dauman as of February 1, 1993 when he joined Viacom will vest in one-third increments on August 1, 1994, August 1, 1995 and August 1, 1996. These options are more fully described above in the "Compensation Committee Report on Executive Compensation".

                   AGGREGATED OPTION EXERCISES IN FISCAL 1993
                   AND VALUE OF OPTIONS AT END OF FISCAL 1993




                                                                    NUMBER OF SECURITIES(1)
                                                                     UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                       OPTIONS AT END OF        IN-THE-MONEY OPTIONS AT
                                          SHARES                          FISCAL 1993              END OF FISCAL 1993
                                        ACQUIRED ON      VALUE     --------------------------  --------------------------
    NAME                                 EXERCISE      REALIZED    EXERCISABLE  NONEXERCISABLE EXERCISABLE  NONEXERCISABLE
- -------------------------------------  -------------  -----------  -----------  -------------  -----------  -------------
Frank J. Biondi, Jr. ................          -0-           -0-      138,000       270,000    $ 2,770,500   $ 2,823,750
Neil S. Braun........................          -0-           -0-       56,000        96,000      1,122,500     1,051,500
Philippe P. Dauman...................          -0-           -0-            0       120,000              0        97,500
John W. Goddard......................          -0-           -0-       84,000       135,000      1,683,750     1,518,750
Mark M. Weinstein....................          -0-           -0-       42,000        87,000        841,875       886,125


- ---------------


NOTE:



(1) Options listed below are for shares of Viacom Class B Common Stock except that exercisable options include for Mr. Biondi 24,000 options each for a share of Viacom Class A Common Stock and a share of Viacom Class B Common Stock, for Mr. Braun 10,000 of such options, for Mr. Goddard 15,000 of such options and for Mr. Weinstein 7,500 of such options; the aggregate number of exercisable options includes two underlying securities for each of these options.



                           LONG-TERM INCENTIVE PLANS
                             AWARDS IN FISCAL 1993




                                           NUMBER OF                                   ESTIMATED FUTURE PAYOUTS
                                          PERFORMANCE    PERFORMANCE PERIOD   ------------------------------------------
     NAME                                   SHARES      UNTIL MATURATION(1)    THRESHOLD     TARGET(2)     MAXIMUM(3)
- ---------------------------------------  -------------  --------------------  ------------  -----------  ---------------
Frank J. Biondi, Jr. ..................            0             --                --           --             --
Neil S. Braun..........................        6,875(4)   1/1/93-12/31/95     $  24,062.50      --             --
Philippe P. Dauman.....................            0             --                --           --             --
John W. Goddard........................        5,600(5)   1/1/93-12/31/95         (5)           --             --
Mark M. Weinstein......................            0             --                --           --             --


- ---------------


NOTES:



(1) These performance shares vest at the end of the three-year performance period. They are more fully described above in the "Compensation Committee Report on Executive Compensation".



(2) The value of the performance shares will be determined by reference to the performance criteria.



(3) There is no maximum since the value of the performance shares can increase without limit pursuant to the formula established under the performance criteria.



(4) The performance criteria for determining the value of Mr. Braun's shares was based 50% on measuring Viacom Entertainment's cumulative operating income over the three-year period and 50% on the achievement during the three-year period of certain performance criteria which were targeted as key items in executing Viacom Entertainment's strategic plan.



(5) The performance criteria applicable to Mr. Goddard's performance shares is being adjusted by the Compensation Committee to reflect regulatory changes applicable to the Viacom Cable Division.

                               PENSION PLAN TABLE




                                                                         YEARS OF SERVICE
                                                  ---------------------------------------------------------------
    REMUNERATION                                      15           20           25           30           35
- ------------------------------------------------  -----------  -----------  -----------  -----------  -----------
$  50,000.......................................  $     9,546  $    12,728  $    15,911  $    18,297  $    20,684
100,000.........................................       20,796       27,728       34,661       39,860       45,059
200,000.........................................       43,296       57,728       72,161       82,985       93,809
300,000.........................................       65,796       87,728      109,661      126,110      142,559
400,000.........................................       88,296      117,728      147,161      169,235      191,309
500,000.........................................      110,796      147,728      184,661      212,360      240,059
600,000.........................................      133,296      177,728      222,161      255,485      288,809
700,000.........................................      155,796      207,728      259,661      298,610      337,559
800,000.........................................      178,296      237,728      297,161      341,735      386,309
900,000.........................................      200,796      267,728      334,661      384,860      435,059
1,000,000.......................................      223,296      297,728      372,161      427,985      483,809
1,100,000.......................................      245,796      327,728      409,661      471,110      532,559
1,200,000.......................................      268,296      357,728      447,161      514,235      581,309
1,300,000.......................................      290,796      387,728      484,661      557,360      630,059



     Under the Viacom Pension Plan, and the Viacom Excess Pension Plan for certain higher compensated employees, an eligible employee will receive a benefit at retirement that is based upon the employee's number of years of benefit service and average annual salary (salary as set forth in the Summary Compensation Table) for the highest 60 consecutive months out of the final 120 months. The benefits under the Viacom Excess Pension Plan are not subject to the Internal Revenue Code provisions that limit the compensation subject to benefits under the Viacom Pension Plan. The number of years of benefit service that have been credited for Messrs. Biondi, Braun, Goddard and Weinstein are approximately 6.6, 5, 27 and 8, respectively. Mr. Dauman has been credited with one year of service under the Viacom Pension Plan; however, the benefits payable under the Viacom Excess Pension Plan shall be calculated as though he had ten years of credited service. The foregoing table illustrates, for representative average annual pensionable compensation and years of benefit service classifications, the annual retirement benefit payable to employees under the Plans upon retirement in 1993 at age 65, based on the straight-life annuity form of benefit payment and not subject to deduction or offset.

                               PERFORMANCE GRAPH



     The following graph compares the cumulative total stockholder return on the Viacom Class A Common Stock and, as of June 18, 1990, the Viacom Class B Common Stock with the cumulative total return on the companies listed in the Standard & Poor's 500 Stock Index and a Peer Group* of companies (identified below). The total return data was obtained from Standard & Poor's Compustat Services, Inc., which first reported trading activity for the Viacom Class B Common Stock on June 18, 1990.




                              VIACOM COMMON STOCK
                   CUMULATIVE TOTAL STOCKHOLDERS RETURN FOR
                   FIVE-YEAR PERIOD ENDED DECEMBER 31, 1993

 December 31...

 VIACOM CLASS A    100.00    184.74    166.78    217.61    279.56    310.54
 VIACOM CLASS B                        159.33    220.80    270.94    290.35
 S&P 500           100.00    131.59    127.49    166.17    178.81    196.75
 PEER GROUP        100.00    135.32    101.66    131.76    167.40    243.51



     Effective June 13, 1990, one share of Viacom Class B Common Stock was issued for each share of Viacom Class A Common Stock then outstanding. The Viacom Class B Common Stock has rights, privileges, restrictions and qualifications identical to the Viacom Class A Common Stock except that shares of Viacom Class B Common Stock have no voting rights other than those required by law. As of April 1, 1994, NAI owned 45,547,214 shares or 85.2% of the Viacom Class A Common Stock and 45,565,414 shares or 51.7% of the Viacom Class B Common Stock. Sumner M. Redstone, the controlling stockholder of NAI, is the Chairman of the Board of Viacom, Viacom International and Paramount.


     The performance graph assumes $100 invested on December 31, 1988 in each of the Viacom Class A Common Stock, the S&P 500 Index, and the Peer Group*, including reinvestment of dividends, through the fiscal year ended December 31, 1993. The cumulative total stockholder return on the Viacom Class B Common Stock assumes the investment in Viacom Class B Common Stock as of June 18, 1990 (the first date on which the Viacom Class B Common Stock was publicly traded) of an amount equal to the cumulative total stockholder return on the Viacom Class A Common Stock as of that date ($176.31).


- ---------------


* The Peer Group consists of the following companies: BHC Communications, Inc.; Cablevision Systems Corp.; Capital Cities/ABC, Inc.; CBS Inc.; Comcast; Gaylord Entertainment Co.; King World Productions Inc.; Liberty Media; Multimedia, Inc.; Paramount; Spelling Entertainment; Tele-Communications, Inc.; The News Corp. Ltd. (ADRs); Time Warner Inc.; and Turner Broadcasting System Inc. As a result of the Paramount Merger and the anticipated
  Blockbuster Merger, it is likely that the composition of the peer   group
  included in the Performance Graph will be reviewed and adjusted for subsequent years.

EMPLOYMENT CONTRACTS



     It is expected that a new employment contract will be entered into shortly with Mr. Biondi to reflect his new responsibilities as a result of the Paramount Merger as the President, Chief Executive Officer of Viacom. Mr. Biondi's current contract provided that he will be employed as President, Chief Executive Officer of Viacom International until July 31, 1995 at a base salary of $966,000 for the contract year that ended July 31, 1993 and $1,063,000 for the following contract year, with an increase for the last annual period of not less that 10%. His current contract also provided that he would receive guaranteed bonus compensation for the contract year that ended July 31, 1993 of not less than $465,850, with 10% annual increases for the two succeeding contract years. Mr. Biondi's current contract provides that, in the event of a change in control of Viacom or Viacom International, he can terminate his contract upon the earlier of one year after the change in control or the last day of the term of his contract and receive his guaranteed bonus compensation for the contract year in which termination occurs pro-rated to the date of termination. Viacom International's obligations under this contract are guaranteed by Viacom.



     Mr. Braun's contract currently provides that he will be employed as an executive of Viacom International until December 31, 1995, at a base salary of $550,000 for calendar year 1993, with $50,000 annual increases for the two succeeding calendar years. For the 1993, 1994 and 1995 calendar years, his target bonus is set at 75% of his base salary at the end of each year and his STIP bonus compensation shall not be less than 50% of his base salary at that time. Mr. Braun has informed Viacom that he intends to exercise his contractual right to resign effective June 30, 1994. He will continue to receive his current salary and guaranteed STIP bonus compensation through December 31, 1995.



     Mr. Dauman became Executive Vice President, General Counsel, Chief Administrative Officer and Secretary of Viacom and Viacom International on March 15, 1994. Previously, he had served as Senior Vice President, General Counsel and Secretary of Viacom and Viacom International since February 1, 1993. It is expected that his employment contract will be amended shortly to reflect his new responsibilities. Mr. Dauman's contract currently provides that he will be employed as an executive of Viacom International until January 31, 1998, at a salary of $600,000 for the contract year ending January 31, 1994, with annual increases of not less than 10%. Currently, for the 1993 through 1997 calendar years, his target bonus is set at 100% of his base salary at the end of each year and his STIP bonus compensation shall not be less than 75% of his base salary at that time.



     Mr. Goddard's contract provides that he will be employed as an executive of Viacom International until December 31, 1994 at an annual base salary of $560,000 for the 1993 calendar year and $610,000 for the 1994 calendar year. Mr. Goddard's contract provides that his target bonus for each calendar year shall be 100% of his base salary at the end of each year.



     Mr. Weinstein became Senior Vice President, Government Affairs of Viacom and Viacom International on February 1, 1993. His contract was amended in 1993 to reflect his new responsibilities. As amended, his contract provides that he will be employed as an executive of Viacom International until December 31, 1997, at a salary of $500,000 for the contract year that began February 1, 1993, with $50,000 annual increases on each February 1st during the employment term. For calendar years 1993 through 1997, his target bonus is set at 75% of his base salary at the end of each year and his STIP bonus compensation shall not be less than 56.25% of his base salary at that time.


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APPROVAL OF THE VIACOM INC. SENIOR EXECUTIVE SHORT-TERM INCENTIVE PLAN



     The Viacom Board of Directors adopted the Senior Executive STIP on March 31, 1994, subject to the approval of the Senior Executive STIP by the affirmative vote of the holders of a majority of the shares of Viacom Class A Common Stock represented in person or by proxy and entitled to vote at the Viacom Annual Meeting. The Board recommends that the stockholders approve the Senior Executive STIP. Viacom has been advised that NAI intends to vote all of its shares of Viacom Class A Common Stock for the approval of the Senior Executive STIP. Such vote will be sufficient to approve the Senior Executive STIP without any action on the part of any other stockholder of Viacom.



  STIP Generally



     The following description of the material features of the Senior Executive STIP is qualified in its entirety by the full text of the Senior Executive STIP, as set forth in Exhibit A to this Proxy Statement/Prospectus. The Senior Executive STIP will provide objective performance-based annual bonuses for selected senior executives of Viacom, subject to a maximum limit, starting with the 1994 calendar year, as described in more detail below. Amounts paid under the Senior Executive STIP are intended to qualify as "performance-based compensation" which is excluded from the $1,000,000 limit on deductible compensation set forth in Section 162(m) of the Code.



  Administration



     The Senior Executive STIP is administered by the Compensation Committee, which is authorized to approve awards to selected executive officers (the "Participants") at the level of Senior Vice President of Viacom or above. Approximately eight officers are expected to participate in the Senior Executive STIP annually. The Compensation Committee must be comprised of at least three directors, each of whom must be an "outside director" within the meaning of
Section 162(m) of the Code.



  Awards



     Prior to the commencement of each calendar year, the Compensation Committee will establish performance criteria and target awards for each Participant, except that, as permitted by Section 162(m) of the Code, the performance criteria and target awards for 1994 were established on March 31, 1994.



     The performance criteria relate to the achievement of annual financial goals. Those goals are based on the attainment of specified levels of operating income and/or cash flow for Viacom as a whole. The awards for Participants with exclusive corporate responsibilities are based on achievement of Viacom's financial performance criteria. The awards for Participants with responsibilities for Viacom's divisions and/or subsidiaries is also based on the achievement of performance criteria established by the Compensation Committee for such divisions and/or subsidiaries. Such criteria relate to operating income and/or cash flow levels for such divisions and/or subsidiaries and, in the case of the Viacom Cable Division, also relate to the attainment of specified levels of "customer months" and "ancillary revenues". For this purpose, "operating income" means revenues less operating expenses (other than depreciation and amortization) and "cash flow" means "operating income" less cash capital expenditures and increases or decreases in working capital and in other balance sheet investments. "Customer months" means the number of months for which customers were billed for services other than premium, pay-per-view and ancillary services and "net ancillary revenues" means revenues from premium, pay-per-view and ancillary services less operating costs.



     The total of all awards to any Participant for any calendar year shall not exceed the amount determined by multiplying such Participant's base salary in effect on March 31, 1994 by a factor of six (6). In the case of a Participant hired after March 31, 1994, the Participant's salary for this purpose shall be the Participant's base salary on the date of hire. The base salaries of the President, Chief Executive Officer and the other four named executive officers are disclosed under "--Employment Contracts" above.

     At the end of each performance year, the Compensation Committee will certify whether the performance criteria have been achieved; if so, the awards have been earned, subject to the Compensation Committee's right, in its sole discretion, to reduce the amount of the award to any Participant to reflect the Compensation Committee's assessment of the Participant's individual performance or for any other reason. These awards are payable in cash as soon as practicable thereafter.



     To receive payment of an award, the Participant must have remained in the continuous employ of Viacom or its subsidiaries through the end of the applicable performance period. If Viacom or any subsidiary terminates a Participant's employment other than for "cause" or a Participant becomes "permanently disabled" or dies during a performance period, such Participant or his estate shall be awarded, unless his employment contract provides otherwise, a pro rata portion of the award for such performance period, subject to the Compensation Committee's right, in its sole discretion, to reduce the amount of such award to reflect the Compensation Committee's assessment of such Participant's individual performance prior to the termination of such Participant's employment, such Participant's becoming permanently disabled or such Participant's death, as the case may be, or for any other reason.



  Adjustments



     In the event that, during a performance period, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin off, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction or event, or any extraordinary event, or any other event which distorts the applicable performance criteria occurs involving Viacom or a subsidiary or division thereof, the Compensation Committee shall adjust or modify, as determined by the Compensation Committee in its sole and absolute discretion, the calculation of operating income and/or cash flow, or the applicable performance goals, to the extent necessary to prevent reduction or enlargement of Participants' awards for such performance period attributable to such transaction or event.



     The performance goals established for 1994 relate to the achievement of specified levels of operating income and cash flow for Viacom and certain divisions of Viacom International, without giving effect to the Paramount or Blockbuster Mergers. Pursuant to this authorization, the Compensation Committee will adjust the 1994 performance criteria to reflect the Paramount and Blockbuster Mergers.



  Transfer Restrictions, Etc.



     The rights of a Participant with respect to awards under the Senior Executive STIP are not transferable by the Participant other than by will or the laws of descent and distribution. No award under the Senior Executive STIP will be construed as giving any employee a right to continued employment with Viacom.



  STIP Amendment



     The Viacom Board of Directors may at any time alter, amend, suspend or terminate the Senior Executive STIP in whole or in part.



APPROVAL OF THE VIACOM INC. 1994 LONG-TERM MANAGEMENT INCENTIVE PLAN



     The Viacom Board of Directors adopted the LTMIP on May 26, 1994, subject to the approval of the LTMIP by the affirmative vote of the holders of a majority of the shares of Viacom Class A Common Stock represented in person or by proxy and entitled to vote at the Viacom Annual Meeting. The Board recommends that the stockholders approve the LTMIP. Viacom has been advised that NAI intends to vote all of its shares of Viacom Class A Common Stock for the approval of the LTMIP. Such vote will be sufficient to approve the LTMIP without any action on the part of any other stockholder of Viacom.

  LTMIP Generally



     The following description of the material features of the LTMIP is qualified in its entirety by the full text of the LTMIP, as set forth in Exhibit B to this Proxy Statement/Prospectus. The purpose of the LTMIP is to benefit and advance the interests of Viacom by rewarding certain key employees for their contributions to the financial success of Viacom and to motivate such employees to continue to do so in the future. This goal is imperative in light of Viacom's recent acquisition of Paramount and its anticipated merger with Blockbuster.



     The LTMIP provides for grants of stock options to purchase shares of Viacom Class B Common Stock ("Stock Options"), stock appreciation rights ("SARs"), restricted shares of Viacom Class B Common Stock ("Restricted Shares") and phantom shares ("Phantom Shares"), the terms and conditions of which are
described in more detail below. Approximately   key employees of Viacom are
eligible for grants under the LTMIP. Compensation relating to awards under the LTMIP is generally intended to qualify as "performance-based compensation" which is excluded from the $1,000,000 limit on deductible compensation set forth in
Section 162(m) of the Code.



     The maximum aggregate number of shares of Viacom Class B Common Stock that may be granted under the LTMIP (whether reserved for issuance upon grants of
Stock Options or SARs or granted as Restricted Shares) is             . Shares
of Viacom Class B Common Stock covered by expired or terminated Stock Options or SARs and Restricted Shares that are forfeited under the terms of the LTMIP will not be counted in applying such limit on grants under the LTMIP. The maximum aggregate number of (i) shares of Viacom Class B Common Stock that may be granted under the LTMIP subject to the Stock Options or SARs or granted as Restricted Shares and (ii) Phantom Shares that may be granted under the LTMIP to any employee at the level of Senior Vice President of Viacom or above during any
calendar year is                . The fair market value of a share of Viacom
Class B Common Stock was $        as of May   , 1994. Grants under the LTMIP are
authorized by the Compensation Committee in its sole discretion. For this reason it is not possible to determine the benefits or amounts that will be received by any particular employees or group of employees in the future.



  Administration



     The LTMIP is administered by the Compensation Committee, which is authorized to select from among the group of eligible employees, those individuals (the "Participants") who are to receive grants under the LTMIP. The Compensation Committee must be comprised of at least three directors, each of whom must be a disinterested person within the meaning of Rule 16b-3 of the Exchange Act.



  Stock Options



     Stock Options granted under the LTMIP will be either incentive stock options ("Incentive Stock Options") or options that do not qualify as Incentive Stock Options for federal income tax purposes ("Non-Qualified Stock Options"), as determined by the Compensation Committee. The LTMIP further empowers the Compensation Committee, subject to certain limits described below, to determine the exercise price of Stock Options granted under the LTMIP, the vesting schedule applicable to such Stock Options and the period during which they can be exercised. The per share exercise price of Stock Options granted under the LTMIP cannot be, with respect to Nonqualified Stock Options, less than 50% and, with respect to Incentive Stock Options, less than 100% of the fair market value of a share of Viacom Class B Common Stock on the date of grant. No Stock Option granted under the LTMIP can be exercised less than six months after the date of grant or more than ten years after the date of grant. Each share of Viacom Class B Common Stock purchased through the exercise of a Stock Option must be paid in full at the time of exercise in cash or, in the discretion of the Compensation Committee, in shares of Viacom Class B Common Stock (or other Viacom securities designated by the Compensation Committee) or in a combination of cash and shares (or such other securities).

     If the Participant's employment terminates for any reason other than death or for "cause", his Stock Options cannot be exercised more than three months after the date of such termination. In the event of a Participant's death, his Stock Options may be exercised to the extent exercisable at the date of death by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution for one year after such death (or such longer period as may, in a special case, be fixed by the Compensation Committee) but not beyond the expiration date of such Stock Options. In the event of a Participant's permanent disability, he may exercise his Stock Options to the extent exercisable at the onset of such disability for one year after such date but not beyond the expiration date of such Stock Options. If a Participant's employment is terminated for "cause", then, unless the Compensation Committee determines otherwise, all Stock Options (whether or not then vested) will be forfeited by the Participant effective as of the date of such termination.



  SARs



     The Compensation Committee may grant SARs only in tandem with Stock Options, either at the time of grant or by amendment at any time prior to the exercise, expiration or termination of such Stock Options. Each SAR entitles the holder to surrender the related Stock Option in lieu of exercise for an amount equal to the excess of the fair market value of the share of Viacom Class B Common Stock subject to the Stock Option over the Stock Option exercise price. This amount will be paid in cash or, in the discretion of the Compensation Committee, in shares of Viacom Class B Common Stock (or other Viacom securities designed by the Compensation Committee) or in a combination of cash and shares (or such other securities). No Stock Appreciation Right can be exercised unless the related Stock Option is then exercisable.



  Restricted Shares



     Restricted Shares granted under the LTMIP will be subject to a vesting schedule established by the Compensation Committee; provided, that no Restricted Shares shall vest until at least six months after the date of grant. The Compensation Committee may, in its discretion, accelerate the dates on which Restricted Shares vest. Stock certificates representing the number of Restricted Shares granted to a Participant under the LTMIP will be registered in the registrant's name as of the date of grant but remain held by Viacom. The Participant will have all rights as a holder of such shares of Viacom Class B Common Stock except that (i) the Participant will not be entitled to delivery of such certificates until the shares represented thereby have vested, (ii) the Restricted Shares cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested, and (iii) if the Participant's employment terminates for any reason or, in the event of the Participant's death, retirement or permanent disability, the Restricted Shares will be forfeited as of the date of such event (unless, in a special case, the Compensation Committee determines otherwise with respect to some or all of the unvested Restricted Shares).



  Phantom Shares



     The value of the Phantom Shares granted under the LTMIP is determined by reference to the fair market value of a share of Viacom Class B Common Stock and cash payments are made with respect to such Phantom Shares based, subject to any applicable limit on the maximum amount payable, on any increase in value ("appreciation value") determined as of certain valuation dates over their "initial value". The LTMIP empowers the Compensation Committee to determine the initial value of the Phantom Shares as of the date of grant; provided, that the initial value of a Phantom Share shall not be less than 50% of the average fair market value of a share of Viacom Class B Common Stock over the 30-day period ending on the date of grant. The LTMIP further empowers the Compensation Committee to determine the valuation dates (not later than the eighth anniversary of the date of grant) applicable to a grant of Phantom Shares, the period (not in excess of five years from the date of grant) during which the Phantom Shares vest and any limit on the maximum amount of appreciation value payable for the Phantom Shares granted under the LTMIP.

     If a Participant's employment terminates for any reason other than for "cause" or, in the event of the Participant's death, retirement or permanent disability, then, unless the Compensation Committee determines otherwise, the cash payments for such Participant's Phantom Shares will be the lesser of the appreciation value determined as of the date of such termination or event or as of the originally scheduled valuation dates and such payments will be made after the originally scheduled valuation dates. All rights with respect to Phantom Shares that are not vested as of the date of such termination or event, as the case may be, will be relinquished by the Participant. If a Participant's employment is terminated for "cause" all Phantom Shares (whether or not vested) will be forfeited by the Participant.



  Adjustments



     In the event of certain "Reorganization Events" (as defined in the LTMIP) affecting Viacom, the Compensation Committee will take one of the following actions (determined in its sole discretion), unless a given Participant agrees otherwise. With respect to Stock Options, SARs and Restricted Shares, the Compensation Committee will (1) cause the surviving entity or new owner of Viacom to adopt the LTMIP and outstanding agreements (subject to equitable adjustment as specified in the LTMIP), (2) cause the surviving entity or new owner to grant substitute stock options, stock appreciation rights or restricted shares with an equivalent value, (3) solely with respect to outstanding Stock Options, provide for payment upon their termination or cancellation in cash or securities equal to the excess of the fair market value of the shares of Viacom Class B Common Stock subject to such Stock Options over the aggregate exercise price of such Stock Options, or (4) accelerate the vesting dates of outstanding Stock Options, SARs and Restricted Shares. With respect to Phantom Shares granted pursuant to the LTMIP, the Compensation Committee will (1) cause the surviving entity or new owner of Viacom to adopt the LTMIP and outstanding agreements (subject to certain equitable adjustments specified in the LTMIP), or
(2) determine the appreciation value of Phantom Shares with reference to the consideration to be paid for the Viacom Class B Common Stock in the Reorganization Event and modify the LTMIP and outstanding agreements, if appropriate, to provide that payments will be based on the appreciation value of the Phantom Shares as so determined. If, however, the Compensation Committee determines that the previous actions would be a material impediment to the Reorganization Event, the Compensation Committee is authorized to take such other action as it deems equitable and appropriate to provide each Participant with a benefit equivalent to that which he would have received had the Reorganization Event not occurred. In the event a division or subsidiary of Viacom is acquired by another entity or Viacom is dissolved, liquidated or reorganized other than in a Reorganization Event, or the Viacom Board of Directors proposes any of such transactions or events, the Compensation Committee is also authorized to make such adjustments, if any, as it determines are equitable or appropriate to provide each Participant with a benefit equivalent to that to which he would have been entitled had such transaction or event not occurred.



     In the event of a stock dividend or split or certain other changes in the capital structure of Viacom which affect the Viacom Class B Common Stock, the Compensation Committee will, in its discretion, make any of the following adjustments to provide each Participant with a benefit equivalent to the benefit to which he would have been entitled had such event not occurred: (i) adjust the number of shares of Viacom Class B Common Stock subject to Stock Options or SARs or the number of Restricted Shares or Phantom Shares granted to each Participant, (ii) adjust the exercise price of shares of Viacom Class B Common Stock subject to such Stock Options or SARs or the initial value of such Phantom Shares, and (iii) make any other adjustments, or take such other action, as the Compensation Committee deems appropriate.



  Transfer Restrictions, Etc.


     The rights of a Participant with respect to the Stock Options, SARs, Restricted Shares or Phantom Shares granted under the LTMIP are not transferable by the Participant other than by will or the laws of descent and distribution. Except as described above, no grant under the LTMIP entitles a Participant to any rights of a holder of shares of Viacom Class B Common Stock, nor will any grant be construed as giving any employee a right to continued employment with Viacom.



  LTMIP Amendment and Term



     The Viacom Board of Directors may at any time alter, amend, suspend or terminate the LTMIP in whole or in part, except that any amendment which must be approved by the Viacom stockholders in order to maintain the continued qualification of the LTMIP under Rule 16b-3 under the Exchange Act will not be effective unless and until such stockholder approval has been obtained in compliance with such rule. Unless terminated earlier by action of the Viacom
Board of Directors, the LTMIP will terminate on                , and no
additional grants under the LTMIP will be made after that date.



  Tax Consequences



     The following is intended as a general summary of the federal income tax consequences associated with the grant and exercise of Stock Options. This summary does not purport to be complete and does not address any applicable state or local tax law.



     Nonqualified Stock Options. In general, the grant of a Nonqualified Stock Option will not result in the recognition of taxable income by the Participant or in a tax deduction to Viacom or its subsidiaries. Upon exercise of a Nonqualified Stock Option, a Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares purchased over the exercise price of the Nonqualified Stock Option. The amount of the income so recognized is subject to income tax withholding and a tax deduction equal to the amount of such income is allowable to the employing company. Gain or loss upon a subsequent sale of the stock received upon exercise of a Nonqualified Stock Option generally would be taxed as capital gain or loss (long-term or short-term, depending on the holding period of the stock sold). Certain additional rules apply where the Participant is subject to the liability provisions of Section 16(b) of the Exchange Act or if the exercise price for a Nonqualified Stock Option is paid in shares or other securities previously owned by the Participant.



     Incentive Stock Options. Neither the grant nor the exercise of an Incentive Stock Option will result in the Participant recognizing income for federal income tax purposes and neither Viacom nor its subsidiaries will be entitled to a tax deduction. However, the excess of the fair market value of the shares over the exercise price on the exercise date will constitute an adjustment to taxable income for purposes of the alternative minimum tax. If the shares acquired upon exercise of an Incentive Stock Option are not disposed of within the one-year period beginning on the date of the transfer of such shares to the Participant, nor within the two-year period beginning on the date of grant of the Incentive Stock Option, any profit realized by the Participant upon the disposition of such shares will be taxed as long-term capital gain and no deduction will be allowed to the employing company. If the shares acquired upon exercise of the Incentive Stock Option are disposed of within the one-year period from the date of transfer of such shares to the Participant or within the two-year period from the date of grant of the Incentive Stock Option, the excess of the fair market value of the shares on the date of exercise or, if less, over exercise price will be taxable as ordinary income of the Participant at the time of disposition, and a corresponding tax deduction to Viacom will be allowable. Certain additional rules apply if the exercise price for an Incentive Stock Option is paid in shares or other securities previously owned by the Participant.



APPROVAL OF THE VIACOM INC. STOCK OPTION PLAN FOR OUTSIDE DIRECTORS


     The Viacom Board of Directors adopted (with Outside Directors Messrs. Abrams, Miller and Schwartz abstaining) the Outside Directors' Plan on May 25, 1993, subject to the approval of the Outside Directors' Plan by the affirmative vote of the holders of a majority of the shares of Viacom Class A Common Stock represented in person or by proxy and entitled to vote at the Viacom Annual Meeting. The Board recommends the stockholders approve the Outside Directors' Plan. Viacom has been advised that NAI intends to vote all of its shares of Viacom Class A Common Stock for the approval of the Outside Directors' Plan. Such vote will be sufficient to approve the Outside Directors' Plan without any action on the part of any other stockholder of Viacom.



  Outside Directors' Plan Generally



     The following description of the material features of the Outside Directors' Plan is qualified in its entirety by the full text of the Outside Directors' Plan, as set forth in Exhibit C to this Proxy Statement/Prospectus. The Outside Directors' Plan provides for automatic one-time grants of Non-Qualified Stock Options to purchase 5,000 shares of Viacom Class B Common Stock ("Outside Directors' Stock Options") to directors who are not employees of Viacom, Viacom International or NAI ("Outside Directors"). As more fully described below, the six (6) persons who are Outside Directors have received such automatic one-time grants, subject to stockholder approval of the Outside Directors' Plan. The fair market value of a share of Viacom Class B Common Stock
was $        as of May   , 1994.



     The total number of shares of Viacom Class B Common Stock reserved for issuance upon grant of Outside Directors' Stock Options is 100,000. Shares of Viacom Class B Common Stock covered by expired or terminated Stock Options will not be counted in applying such limit on grants of Outside Directors' Stock Options.



  Administration



     The Outside Directors' Plan is administered by the members of the Viacom Board of Directors who are not Outside Directors.



  Outside Directors' Stock Options



     On May 25, 1993, Messrs. Abrams, Miller and Schwartz, who then constituted the Board's Outside Directors, each received an Outside Directors' Stock Option grant with a per share exercise price of $45 1/2 which was the closing price of a share of Viacom Class B Common Stock on the American Stock Exchange on the date of grant, subject to stockholder approval of the Outside Director's Plan.



     The Outside Directors' Plan provides that each person who subsequently becomes an Outside Director will receive an Outside Directors' Stock Option grant, effective as of the date of such person's election or appointment to the Board, with a per share exercise price equal to the closing price on that date of a share of Viacom Class B Common Stock on the American Stock Exchange or such other national securities exchange as may be designed by the Viacom Board. Accordingly, Messrs. Huizenga, Ferguson and Salerno each received an Outside Directors' Stock Option grant when they were appointed to the Viacom Board, which grants are subject to stockholder approval of the Outside Directors' Plan. The per share exercise prices of their grants are $53 1/4, $42 1/2 and $36 3/4, respectively, which were the closing prices of a share of the Viacom Class B Common Stock on the American Stock Exchange on the dates of their appointment to the Viacom Board. Mr. Huizenga holds his Outside Directors' Stock Option grant for the benefit of Blockbuster. Messrs. Ferguson and Salerno each hold their Outside Directors' Stock Option grants for the benefit of NYNEX.



     Each grant of Outside Directors' Stock Options vests on the first anniversary of the date of grant. No Outside Directors' Stock Option may be exercised less than six months after the date of grant or more than ten years after the date of grant. Each share of Viacom Class B Common Stock purchased through the exercise of an Outside Directors' Stock Option must be paid in full at the time of exercise in cash.



     An Outside Director may exercise his Stock Options up to one year after the Outside Director ceases to serve for any reason, including death or permanent disability, as a member of the Board of Directors; provided, however, that the Stock Options are exercisable only to the extent exercisable on the date of termination and in no event after the Stock Options have otherwise expired.


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

  Adjustments



     In the event of certain "Reorganization Events" (which are defined identically in the LTMIP, the New LTMIP and the Outside Directors' Plan) affecting Viacom, all of the Outside Director's Stock Options shall be immediately exercisable as of the date of such event. In the event of a stock dividend or split or certain other changes in the capital structure of Viacom which affect the Viacom Class B Common Stock, the Outside Directors' Stock Options will be adjusted in the same manner as the Stock Options under the LTMIP and the New LTMIP are adjusted.



  Transfer Restrictions, Etc.



     The rights of an Outside Director with respect to the Outside Directors' Stock Options are not transferable by the Outside Director other than by will or the laws of descent and distribution. No grant of Outside Directors' Stock Options entitles an Outside Director to any rights of a holder of shares of Viacom Class B Common Stock, except upon delivery of share certificates upon exercise of an Outside Directors' Stock Option, nor will any such grant be construed as giving an Outside Director the right to remain a member of the Viacom Board.



  Amendment and Term



     The Viacom Board of Directors may at any time alter, amend, suspend or terminate the Outside Directors' Plan in whole or in part. The provisions with respect to eligibility or the time or amount of grants, however, will not be amended more than once every six months other than to comply with applicable law. Any amendment which must be approved by the Viacom stockholders under the requirements of applicable law or in order to maintain the continued qualification of the Outside Directors' Plan under Rule 16b-3(c)(2)(ii) under the Exchange Act will not be effective unless and until such stockholder approval has been obtained in compliance with such rule. Unless terminated earlier by action of the Viacom Board of Directors, the Outside Directors' Plan will terminate on May 25, 2003, and no additional grants of Outside Directors' Stock Options may be made after that date.



  Tax Consequences



     For a description of the federal income tax consequences associated with the grant and exercise of the Outside Directors' Stock Options, see the discussion under the "--Approval of the Viacom Inc. 1994 Long-Term Management Incentive Plan--Tax Consequences--Non-Qualified Stock Options" above.



APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS



     The Board of Directors recommends that the stockholders approve the appointment of Price Waterhouse as independent auditors to serve until the Annual Meeting of Stockholders in 1995.



     In connection with the audit function for 1993, Price Waterhouse also reviewed the annual reports on Form 10-K of Viacom and Viacom International and their filings with the Commission, including the filings in connection with the Mergers and provided certain other accounting, tax and consulting services.



     Representatives of Price Waterhouse are expected to be present at the Viacom Annual Meeting and will be given an opportunity to make a statement if they so desire. They will also be available to respond to questions at the meeting.



OTHER MATTERS


     As of the date of this Proxy Statement/Prospectus, management of Viacom does not intend to present and has not been informed that any other person intends to present any matter for action not specified in this Proxy Statement/Prospectus. If any other matters properly come before the Viacom

Annual Meeting, it is intended that the holders of Viacom Annual Meeting proxies will act in respect thereof in accordance with their best judgment.



     VIACOM HAS SENT A COPY OF ITS REPORT ON FORM 10-K/A FOR THE YEAR ENDED DECEMBER 31, 1993, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, TO EACH OF ITS STOCKHOLDERS OF RECORD ON MAY 31, 1994 AND EACH BENEFICIAL STOCKHOLDER ON THAT DATE. IF YOU HAVE NOT RECEIVED YOUR COPY, VIACOM WILL PROVIDE A COPY WITHOUT CHARGE (A REASONABLE FEE WILL BE CHARGED FOR EXHIBITS), UPON RECEIPT OF WRITTEN REQUEST THEREFOR MAILED TO VIACOM'S OFFICES, ATTENTION SECRETARY.

                                    EXPERTS

FINANCIAL STATEMENTS

     The financial statements incorporated in this Proxy Statement/Prospectus by reference to the Annual Report on Form 10-K of Viacom for the year ended December 31, 1993 have been so incorporated in reliance on the reports of Price Waterhouse, independent accountants, given on the authority of such firm as experts in auditing and accounting.


     The consolidated financial statements of Paramount incorporated by reference in this Proxy Statement/Prospectus and Registration Statement at April 30, 1993 and at October 31, 1992 and 1992, and for the six-month period ended April 30, 1993, and for each of the three years in the period ended October 31, 1992 included in its Transition Report on Form 10-K for the six months ended April 30, 1993, as amended by Form 10-K/A Amendments No. 1, 2 and 3 have been audited by Ernst & Young, independent auditors, as set forth in their reports thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.



     The consolidated financial statements and schedules of Blockbuster as of December 31, 1993 and 1992 and for the three years ended December 31, 1993 incorporated by reference in this Proxy Statement/Prospectus have been audited by Arthur Andersen & Co., independent certified public accountants, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.


     The consolidated financial statements at May 31, 1992 and 1991 and for each of the three years in the period ended May 31, 1992 of Sound Warehouse, Inc. and subsidiary and the financial statements at December 31, 1991 and 1990 and for each of the three years in the period ended December 31, 1991 of Show Industries, Inc. incorporated by reference in this Proxy Statement/Prospectus have been audited by Price Waterhouse, independent accountants, as set forth in their reports thereon. The financial statements of Sound Warehouse, Inc. and Show Industries, Inc. incorporated by reference in this Proxy Statement/Prospectus have been so incorporated in reliance on the reports of Price Waterhouse, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The consolidated financial statements of Spelling Entertainment Group Inc. incorporated by reference in this Proxy Statement/Prospectus and Registration Statement and included in Blockbuster Entertainment Corporation's Current Report on Form 8-K dated March 31, 1993, have been audited by Ernst & Young, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

     The consolidated financial statements of Super Club as of April 3, 1993, and for the fifty-two week period then ended, incorporated by reference in this Proxy Statement/Prospectus and included in Blockbuster's Current Report on Form 8-K dated November 5, 1993, have been incorporated by reference herein in reliance upon the report of KPMG Peat Marwick, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in auditing and accounting. The report of KPMG Peat Marwick refers to a change in the method of depreciating certain new release copies of video rental cassettes.

LEGAL OPINIONS

     The legality of the Viacom Class B Common Stock, the Viacom Merger Debentures, the CVRs and the Viacom Warrants being offered hereby will be passed upon for Viacom by Shearman & Sterling, New York, New York.

                             STOCKHOLDER PROPOSALS

     Any Viacom stockholder who wishes to submit a proposal for presentation to the 1995 Annual Meeting of Stockholders must submit the proposal to Viacom, 1515 Broadway, New York, New York 10036, Attention: Secretary, not later than December 30, 1994, for inclusion, if appropriate, in Viacom's proxy statement and the form of proxy relating to the 1995 Annual Meeting.

                                          By Order of the Board of Directors
                                          VIACOM INC.




                                          PHILIPPE P. DAUMAN
                                          Secretary

                                          By Order of the Board of Directors
                                          PARAMOUNT COMMUNICATIONS INC.




                                          PHILIPPE P. DAUMAN
                                          Secretary

 PRELIMINARY COPIES
                                                                      ANNEX I




                           PARAMOUNT MERGER AGREEMENT

                                                                [CONFORMED COPY]

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------










                              AMENDED AND RESTATED
                          AGREEMENT AND PLAN OF MERGER

                                    BETWEEN

                                  VIACOM INC.

                                      AND

                         PARAMOUNT COMMUNICATIONS INC.




                          DATED AS OF FEBRUARY 4, 1994









- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                             INDEX OF DEFINED TERMS

                                                                                                     SECTION
                                                                                                ------------------
affiliate.....................................................................................  SECTION 9.3
Agreement.....................................................................................  PREAMBLE
AMEX..........................................................................................  SECTION 1.7
beneficial owner..............................................................................  SECTION 9.3
Blockbuster...................................................................................  SECTION 4.3
Blockbuster Merger Agreement..................................................................  SECTION 4.8
Blockbuster Subscription Agreement............................................................  SECTION 4.3
Blue Sky Laws.................................................................................  SECTION 3.5
Business Combination..........................................................................  SECTION 8.5
business day..................................................................................  SECTION 9.3
Cash Election.................................................................................  SECTION 1.6
Cash Election Number..........................................................................  SECTION 1.6
Cash Election Shares..........................................................................  SECTION 1.6
Cash Fraction.................................................................................  SECTION 1.6
Certificate of Merger.........................................................................  SECTION 1.3
Certificates..................................................................................  SECTION 1.7
Claim.........................................................................................  SECTION 6.3
Class A Exchange Ratio........................................................................  SECTION 1.6
Class B Exchange Ratio........................................................................  SECTION 1.6
Code..........................................................................................  RECITALS
Communications Act............................................................................  SECTION 3.5
Competing Transaction.........................................................................  SECTION 8.1
Confidentiality Agreements....................................................................  SECTION 6.1
control.......................................................................................  SECTION 9.3
controlled....................................................................................  SECTION 9.3
controlled by.................................................................................  SECTION 9.3
CVRs..........................................................................................  SECTION 1.6
CVR Exchange Ratio............................................................................  SECTION 1.6
Debenture Exchange Ratio......................................................................  SECTION 1.6
Delaware Law..................................................................................  RECITALS
Dissenting Shares.............................................................................  SECTION 1.10
ERISA.........................................................................................  SECTION 3.10
Effective Time................................................................................  SECTION 1.3
Exchange Act..................................................................................  SECTION 2.2
Exchange Agent................................................................................  SECTION 1.7
Exchange Cash Consideration...................................................................  SECTION 1.7
Exchange Debenture Trustee....................................................................  SECTION 4.3
Exchange Fund.................................................................................  SECTION 1.7
Exchange Ratios...............................................................................  SECTION 1.6
Exemption Agreement...........................................................................  SECTION 2.1(d)
Expiration Date...............................................................................  SECTION 2.1
FCC...........................................................................................  SECTION 2.6
Final Expiration Date.........................................................................  SECTION 2.1(c)
Financing.....................................................................................  SECTION 4.17
Five Year Warrant Exchange Ratio..............................................................  SECTION 1.6
Five Year Warrants............................................................................  SECTION 1.6
Form of Election..............................................................................  SECTION 1.6
Forward Merger................................................................................  RECITALS
fully diluted basis...........................................................................  SECTION 9.3

                                                                                                     SECTION
                                                                                                ------------------
Gains Tax.....................................................................................  SECTION 6.18
Governmental Entity...........................................................................  SECTION 3.5
HSR Act.......................................................................................  SECTION 4.5
Incentive Stock Option........................................................................  SECTION 1.9
Indemnified Parties...........................................................................  SECTION 6.3
Indenture.....................................................................................  SECTION 4.3
IRS...........................................................................................  SECTION 3.10
Material Paramount Subsidiary.................................................................  SECTION 3.1
Material Viacom Subsidiary....................................................................  SECTION 4.1
Merger........................................................................................  RECITALS
Merger Consideration..........................................................................  SECTION 1.7
Merger Debenture Trustee......................................................................  SECTION 4.3
Merger Subsidiary.............................................................................  RECITALS
Minimum Condition.............................................................................  SECTION 2.1
National......................................................................................  RECITALS
Non-Election..................................................................................  SECTION 1.6
Non-Election Fraction.........................................................................  SECTION 1.6
Non-Election Shares...........................................................................  SECTION 1.6
Offer.........................................................................................  RECITALS
Offer Documents...............................................................................  SECTION 2.1(b)
Offer to Purchase.............................................................................  SECTION 2.1(b)
Other Offer...................................................................................  SECTION 2.1(c)
Other Offeror.................................................................................  SECTION 2.1(c)
Other Exemption Agreement.....................................................................  SECTION 2.1(d)
Other Expiration Date.........................................................................  SECTION 2.1(d)
Paramount.....................................................................................  PREAMBLE
Paramount 1992 Balance Sheet..................................................................  SECTION 3.12
Paramount Common Stock........................................................................  RECITALS
Paramount Disclosure Schedule.................................................................  SECTION 3.3
Paramount Indentures..........................................................................  SECTION 6.17
Paramount Material Adverse Effect.............................................................  SECTION 3.1
Paramount Plans...............................................................................  SECTION 3.10
Paramount Preferred Stock.....................................................................  SECTION 3.3
Paramount SEC Reports.........................................................................  SECTION 3.7
Paramount Subsidiary..........................................................................  SECTION 3.1
Paramount Triggering Event....................................................................  SECTION 6.9
Per Share Amount..............................................................................  RECITALS
Per Share Cash Amount.........................................................................  SECTION 1.6
Proxy Statement...............................................................................  SECTION 6.6
Registration Statement........................................................................  SECTION 6.6
Representatives...............................................................................  SECTION 1.6
Respective Representatives....................................................................  SECTION 6.1
Reverse Merger................................................................................  RECITALS
Rights........................................................................................  SECTION 3.13
Rights Agreement..............................................................................  SECTION 3.13
Rights Condition..............................................................................  SECTION 2.1
Schedule 14D-1................................................................................  SECTION 2.1
Schedule 14D-9................................................................................  SECTION 2.2
SEC...........................................................................................  SECTION 2.1
Securities Act................................................................................  SECTION 3.5
Securities Election...........................................................................  SECTION 1.6

                                                                                                     SECTION
                                                                                                ------------------
Securities Election Number....................................................................  SECTION 1.6
Securities Fraction...........................................................................  SECTION 1.6
Significant Stockholder.......................................................................  SECTION 6.21
Stock Election Shares.........................................................................  SECTION 1.6
Stock Option..................................................................................  SECTION 3.3
Stockholders' Meetings........................................................................  SECTION 6.7
subsidiaries..................................................................................  SECTION 9.3
subsidiary....................................................................................  SECTION 9.3
Surviving Corporation.........................................................................  SECTION 1.1
Three Year Warrant Exchange Ratio.............................................................  SECTION 1.6
Three Year Warrants...........................................................................  SECTION 1.6
Transactions..................................................................................  SECTION 3.4
Transfer Tax..................................................................................  SECTION 6.18
under common control with.....................................................................  SECTION 9.3
Viacom........................................................................................  PREAMBLE
Viacom Certificate Amendments.................................................................  SECTION 4.4
Viacom 1992 Balance Sheet.....................................................................  SECTION 4.12
Viacom Class A Common Stock...................................................................  RECITALS
Viacom Class B Common Stock...................................................................  SECTION 1.6
Viacom Disclosure Schedule....................................................................  SECTION 4.3
Viacom Exchange Debenture Indenture...........................................................  SECTION 4.3
Viacom Exchange Debentures....................................................................  ANNEX B
Viacom Exchange Preferred Stock...............................................................  ANNEX B
Viacom International..........................................................................  SECTION 4.7
Viacom Material Adverse Effect................................................................  SECTION 4.1
Viacom Merger Debenture Indenture.............................................................  SECTION 4.3
Viacom Merger Debentures......................................................................  SECTION 1.6
Viacom Plans..................................................................................  SECTION 4.10
Viacom Preferred Stock........................................................................  SECTION 4.3
Viacom SEC Reports............................................................................  SECTION 4.7
Viacom Series A Preferred.....................................................................  SECTION 4.3
Viacom Subsidiary.............................................................................  SECTION 4.1
Viacom Triggering Event.......................................................................  SECTION 6.9
Viacom Vote Matter............................................................................  SECTION 4.4
Voting Agreement..............................................................................  RECITALS
Warrants......................................................................................  SECTION 1.6

                               TABLE OF CONTENTS

                                                                                                                  PAGE
                                                                                                               -----------
                                                        ARTICLE I
                                                        THE MERGER...........................................           2
SECTION     1.1.       The Merger............................................................................           2
SECTION     1.2.       Closing...............................................................................           2
SECTION     1.3.       Effective Time........................................................................           2
SECTION     1.4.       Effect of the Merger..................................................................           2
SECTION     1.5.       Certificate of Incorporation; By-Laws.................................................           2
SECTION     1.6.       Conversion of Securities..............................................................           2
SECTION     1.7.       Exchange of Certificates and Cash.....................................................           6
SECTION     1.8.       Stock Transfer Books..................................................................           8
SECTION     1.9.       Stock Options; Payment Rights.........................................................           9
SECTION     1.10.      Dissenting Shares.....................................................................          10
                                                        ARTICLE II
                                                        THE OFFER............................................          11
SECTION     2.1.       The Offer.............................................................................          11
SECTION     2.2.       Action by Paramount...................................................................          13
SECTION     2.3.       Receipt of Common Stock...............................................................          13
SECTION     2.4.       Completion Certificate................................................................          14
SECTION     2.5.       Termination of the Offer..............................................................          14
SECTION     2.6.       Board of Directors; Section 14(f).....................................................          14
                                                       ARTICLE III
                                       REPRESENTATIONS AND WARRANTIES OF PARAMOUNT...........................          15
SECTION     3.1.       Organization and Qualification;Subsidiaries...........................................          15
SECTION     3.2.       Certificate of Incorporation and By-Laws..............................................          15
SECTION     3.3.       Capitalization........................................................................          15
SECTION     3.4.       Authority Relative to This Agreement..................................................          16
SECTION     3.5.       No Conflict; Required Filings and Consents............................................          16
SECTION     3.6.       Compliance............................................................................          17
SECTION     3.7.       SEC Filings; Financial Statements.....................................................          17
SECTION     3.8.       Absence of Certain Changes or Events..................................................          18
SECTION     3.9.       Absence of Litigation.................................................................          18
SECTION     3.10.      Employee Benefit Plans................................................................          18
SECTION     3.11.      Trademarks, Patents and Copyrights....................................................          19
SECTION     3.12.      Taxes.................................................................................          19
SECTION     3.13.      Amendment to Rights Agreement.........................................................          20
SECTION     3.14.      Opinion of Financial Advisor..........................................................          20
SECTION     3.15.      Vote Required.........................................................................          20
SECTION     3.16.      Brokers...............................................................................          20
                                                        ARTICLE IV
                                         REPRESENTATIONS AND WARRANTIES OF VIACOM............................          21
SECTION     4.1.       Organization and Qualification; Subsidiaries..........................................          21
SECTION     4.2.       Certificate of Incorporation and By-Laws..............................................          21
SECTION     4.3.       Capitalization........................................................................          21

                                                                                                                  PAGE
                                                                                                               -----------
SECTION     4.4.       Authority Relative to This Agreement..................................................          23
SECTION     4.5.       No Conflict; Required Filings and Consents............................................          23
SECTION     4.6.       Compliance............................................................................          24
SECTION     4.7.       SEC Filings; Financial Statements.....................................................          24
SECTION     4.8.       Absence of Certain Changes or Events..................................................          25
SECTION     4.9.       Absence of Litigation.................................................................          25
SECTION     4.10.      Employee Benefit Plans................................................................          25
SECTION     4.11.      Trademarks, Patents and Copyrights....................................................          26
SECTION     4.12.      Taxes.................................................................................          26
SECTION     4.13.      Opinion of Financial Advisor..........................................................          27
SECTION     4.14.      Vote Required.........................................................................          27
SECTION     4.15.      Ownership of Paramount Common Stock...................................................          27
SECTION     4.16.      Brokers...............................................................................          27
SECTION     4.17.      Financing.............................................................................          27
SECTION     4.18.      Purchases of Securities...............................................................          27
SECTION     4.19.      Representations in Blockbuster Merger Agreement.......................................          27

                                                        ARTICLE V
                                         CONDUCT OF BUSINESSES PENDING THE MERGER............................          27
SECTION     5.1.       Conduct of Respective Businesses by Paramount and Viacom Pending the Merger...........          27

                                                        ARTICLE VI
                                                   ADDITIONAL COVENANTS......................................          29
SECTION     6.1.       Access to Information; Confidentiality................................................          29
SECTION     6.2.       Intentionally omitted.................................................................          29
SECTION     6.3.       Directors' and Officers' Indemnification and Insurance................................          29
SECTION     6.4.       Notification of Certain Matters.......................................................          30
SECTION     6.5.       Tax Treatment.........................................................................          31
SECTION     6.6.       Registration Statement; Joint Proxy Statement; Offer Documents and Schedule 14D-9.....          31
SECTION     6.7.       Stockholders' Meetings................................................................          32
SECTION     6.8.       Letters of Accountants................................................................          32
SECTION     6.9.       Employee Benefits.....................................................................          32
SECTION     6.10.      Further Action; Reasonable Best Efforts...............................................          33
SECTION     6.11.      Debt Instruments......................................................................          33
SECTION     6.12.      Public Announcements..................................................................          33
SECTION     6.13.      Listing of Viacom Securities..........................................................          34
SECTION     6.14.      Affiliates of Paramount...............................................................          34
SECTION     6.15.      Conveyance Taxes......................................................................          34
SECTION     6.16.      Rights Agreement......................................................................          34
SECTION     6.17.      Assumption of Debt and Leases.........................................................          34
SECTION     6.18.      Gains Tax.............................................................................          34
SECTION     6.19.      Reverse Merger........................................................................          35
SECTION     6.20.      Post-Offer Agreements.................................................................          35
SECTION     6.21.      Transactions With Significant Stockholder After the Effective Time....................          35
SECTION     6.22.      Blockbuster Merger Agreement and Subscription Agreement...............................          35

                                                                                                                  PAGE
                                                                                                               -----------
                                                       ARTICLE VII
                                                    CLOSING CONDITIONS.......................................          36
SECTION     7.1.       Conditions to Obligations of Each Party to Effect the Merger..........................          36
SECTION     7.2.       Additional Conditions to Obligations of Viacom........................................          36
SECTION     7.3.       Additional Conditions to Obligations of Paramount.....................................          37
                                                       ARTICLE VIII
                                            TERMINATION, AMENDMENT AND WAIVER................................          37
SECTION     8.1.       Termination...........................................................................          37
SECTION     8.2.       Effect of Termination.................................................................          39
SECTION     8.3.       Amendment.............................................................................          39
SECTION     8.4.       Waiver................................................................................          39
SECTION     8.5.       Fees, Expenses and Other Payments.....................................................          39
                                                        ARTICLE IX
                                                    GENERAL PROVISIONS.......................................          40
SECTION     9.1.       Effectiveness of Representations, Warranties and Agreements...........................          40
SECTION     9.2.       Notices...............................................................................          40
SECTION     9.3.       Certain Definitions...................................................................          41
SECTION     9.4.       Time Period...........................................................................          42
SECTION     9.5.       Headings..............................................................................          42
SECTION     9.6.       Severability..........................................................................          42
SECTION     9.7.       Entire Agreement......................................................................          42
SECTION     9.8.       Assignment............................................................................          42
SECTION     9.9.       Parties in Interest...................................................................          42
SECTION     9.10.      Specific Performance..................................................................          42
SECTION     9.11.      Governing Law.........................................................................          42
SECTION     9.12.      Counterparts..........................................................................          42

ANNEX A                Conditions to the Offer...............................................................

ANNEX B                Principal Terms of Viacom Merger Debentures

ANNEX C                Principal Terms of Contingent Value Rights

ANNEX D                Principal Terms of Three Year Warrants

ANNEX E                Principal Terms of Five Year Warrants

EXHIBIT 6.14           Form of Affiliate Letter

     AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of February 4, 1994 (this "Agreement"), between VIACOM INC., a Delaware corporation ("Viacom"), and PARAMOUNT COMMUNICATIONS INC., a Delaware corporation ("Paramount"), amending and restating the Agreement and Plan of Merger, dated as of January 21, 1994, between Viacom and Paramount, as amended (the "January Merger Agreement").

                                  WITNESSETH:

     WHEREAS, on January 21, 1994, Viacom and Paramount entered into the January Merger Agreement, pursuant to which Viacom and Paramount agreed to enter into a business combination transaction;

     WHEREAS, Viacom and Paramount have determined that it is in the best interest of their respective shareholders to enter into this Agreement so as to facilitate the business combination of the two companies through a first-step cash tender offer and a second-step merger, while preserving the ability to proceed with a single-step merger in appropriate circumstances, and in accordance with the General Corporation Law of the State of Delaware ("Delaware Law"), Paramount and Viacom have agreed to enter into a business combination transaction pursuant to which Paramount will merge with and into Viacom (the "Forward Merger") or alternatively, a subsidiary of Viacom ("Merger Subsidiary") will merge with and into Paramount (the "Reverse Merger" and, together with the Forward Merger, the "Merger");

     WHEREAS, in furtherance of the Merger, Viacom has amended and supplemented its outstanding tender offer (as amended and supplemented in accordance with this Agreement, the "Offer") to acquire 61,657,432 shares of common stock, par value $1.00 per share, of Paramount ("Paramount Common Stock"), or such greater number of shares as equals 50.1% of the shares of Paramount Common Stock outstanding on a fully diluted basis (as defined in Section 9.3 herein), for $107.00 per Paramount share (the consideration per share of Paramount Common Stock to be paid pursuant to the Offer being referred to as the "Per Share Amount"), upon the terms and subject to the conditions of this Agreement and the Offer;

     WHEREAS, the Board of Directors of Paramount has determined that the Merger and the Offer are consistent with and in furtherance of the long-term business strategy of Paramount and are fair to, and in the best interests of, Paramount and the holders of Paramount Common Stock and has approved and adopted this Agreement and has approved the Merger and the other transactions contemplated hereby (including, without limitation, the Offer) and recommended approval and adoption of this Agreement and approval of the Merger by the stockholders of Paramount and agreed to continue to recommend that stockholders of Paramount tender their shares of Paramount Common Stock pursuant to the Offer;

     WHEREAS, the Board of Directors of Viacom has determined that the Merger and the Offer are consistent with and in furtherance of the long-term business strategy of Viacom and are fair to, and in the best interests of, Viacom and its stockholders and has approved and adopted this Agreement and has approved the Merger and the other transactions contemplated hereby (including, without limitation, the making of the Offer) and recommended approval and adoption of this Agreement and approval of the Merger by the holders of the Class A Common Stock, par value $.01 per share, of Viacom (the "Viacom Class A Common Stock");

     WHEREAS, for federal income tax purposes, it is intended that the Forward Merger qualify as a reorganization under the provisions of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, concurrently with the execution of the January Merger Agreement and as an inducement to Paramount to enter into the January Merger Agreement, National Amusements, Inc., a Maryland corporation and the majority stockholder of Viacom ("National"), and Paramount entered into a Voting Agreement (the "Voting Agreement") pursuant to which National shall, among other things, vote its shares of Viacom Class A Common Stock in favor of the Merger and the other transactions contemplated by this Agreement, as amended from time to time;

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

                                   ARTICLE I

                                   THE MERGER

     SECTION 1.1. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with Delaware Law, at the Effective Time (as defined in Section 1.3), Paramount shall be merged with and into Viacom; provided, however, that if, after consulting with Paramount and its professional advisors in good faith, Shearman & Sterling, counsel to Viacom, is unable to deliver an opinion in form and substance reasonably satisfactory to Viacom (such opinion to be based on customary assumptions and representations) that the Forward Merger will qualify as a reorganization under Section 368(a) of the Code, Viacom may elect to cause a subsidiary of Viacom to merge with and into Paramount. As a result of the Forward Merger, the separate corporate existence of Paramount (or, in the case of the Reverse Merger, Merger Subsidiary) shall cease and Viacom (or, in the case of the Reverse Merger, Paramount) shall continue as the surviving corporation of the Merger (the "Surviving Corporation").

     SECTION 1.2. Closing. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to
Section 8.1 and subject to the satisfaction or, if permissible, waiver of the conditions set forth in Article VII, the consummation of the Merger will take place as promptly as practicable (and in any event within two business days) after satisfaction or waiver of the conditions set forth in Article VII, at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York, unless another date, time or place is agreed to in writing by the parties hereto.

     SECTION 1.3. Effective Time. As promptly as practicable after the satisfaction or, if permissible, waiver of the conditions set forth in Article VII, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in such form as required by, and executed in accordance with the relevant provisions of, Delaware Law (the date and time of such filing, or such later date or time as set forth therein, being the "Effective Time").

     SECTION 1.4. Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of Viacom (or, in the case of the Reverse Merger, Merger Subsidiary) and Paramount shall vest in the Surviving Corporation, and all debts, liabilities and duties of Viacom (or, in the case of the Reverse Merger, Merger Subsidiary) and Paramount shall become the debts, liabilities and duties of the Surviving Corporation.

     SECTION 1.5. Certificate of Incorporation; By-Laws. (a) At the Effective Time of the Forward Merger, the Certificate of Incorporation and the By-Laws of Viacom, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and the By-Laws of the Surviving Corporation.

     (b) Alternatively, at the Effective Time of the Reverse Merger, the Certificate of Incorporation and By-Laws, respectively, of the Surviving Corporation shall be amended and restated in their entirety to read as the Certificate of Incorporation and By-Laws of Merger Subsidiary.

     SECTION 1.6. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Viacom, Paramount or the holders of any of the following securities:

          (a) In the event that the Offer has been consummated prior to the Effective Time, each share of Paramount Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Paramount Common Stock to be canceled pursuant to Section 1.6(c) and any Dissenting Shares (as defined in Section 1.10)) shall be converted into the right to receive

     (A) .93065 shares of Class B common stock, par value $0.01 per share ("Viacom Class B Common Stock"), of Viacom, (B) $17.50 principal amount of 8% exchangeable subordinated debentures (the "Viacom Merger Debentures") of Viacom having the principal terms described in Annex B, (C) .93065 contingent value rights of Viacom (the "CVRs") having the principal terms described in Annex C, (D) .50 warrants (the "Three Year Warrants") of Viacom having the principal terms described in Annex D and (E) .30 warrants (the "Five Year Warrants", and together with the Three Year Warrants, the "Warrants") of Viacom having the principal terms described in Annex E; provided, however, that, in any event, if between the date of this Agreement and the Effective Time the outstanding shares of Viacom Class B Common Stock or Paramount Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the amounts of Viacom Class B Common Stock, Viacom Merger Debentures, CVRs and Warrants specified above shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares. All such shares of Paramount Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive, upon the surrender of such certificate in accordance with the provisions of Section 1.7 certificates evidencing (a) such number of whole shares of Viacom Class B Common Stock and (b) such number of whole CVRs, Viacom Merger Debentures and Warrants into which such Paramount Common Stock was converted in accordance herewith. The holders of such certificates previously evidencing such shares of Paramount Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Paramount Common Stock except as otherwise provided herein or by law. No fractional share of Viacom Class B Common Stock or fractional CVR, Viacom Merger Debenture or Warrant shall be issued and, in lieu thereof, a cash payment shall be made pursuant to Section 1.7(d).

          (b) In the event that the Offer has not been consummated prior to the Effective Time:

             (i) subject to the further provisions of this Section 1.6, each share of Paramount Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Paramount Common Stock to be canceled pursuant to Section 1.6(c) and any Dissenting Shares), shall be converted, subject to Section 1.7(d), into the right to receive
        (A)(i) .93065 of a share of Viacom Class B Common Stock (the "Class B Exchange Ratio"); (ii) $17.50 principal amount of Viacom Merger Debentures (the "Debenture Exchange Ratio"); (iii) .93065 CVRs (the "CVR Exchange Ratio"); (iv) .50 Three Year Warrants (the "Three Year Warrant Exchange Ratio"); and (v) .30 Five Year Warrants (the "Five Year Warrant Exchange Ratio", and together with the Class B Exchange Ratio, the Debenture Exchange Ratio, the CVR Exchange Ratio and Three Year Warrant Exchange Ratio, the "Exchange Ratios"), (B) $107.00 in cash (the "Per Share Cash Amount") or (C) a combination of shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures, Warrants and cash determined in accordance with Sections 1.6(b)(iv), (v) and (vi); provided, however, that, in any event, if between the date of this Agreement and the Effective Time the outstanding shares of Viacom Class B Common Stock, Viacom Merger Debentures or Paramount Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the Exchange Ratios and Per Share Cash Amount shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares. All such shares of Paramount Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive, upon the surrender of such certificate in accordance with the provisions of Section 1.7 and in accordance with the allocation procedures set forth in this Section 1.6, (i) certificates evidencing (x) such number of whole shares of Viacom Class B Common Stock and (y) such number of whole CVRs, Viacom Merger Debentures and Warrants into which such Paramount Common Stock was converted in accordance with the Exchange Ratios and/or (ii) the Per Share Cash Amount multiplied by the number of shares of Paramount Common Stock previously evidenced by the canceled certificate. The holders of such certificates previously evidencing such shares of Paramount Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Paramount Common Stock except as otherwise provided herein or by law. No fractional share of Viacom Class B Common Stock or fractional CVR, Viacom Merger Debenture or Warrant shall be issued and, in lieu thereof, a cash payment shall be made pursuant to Section 1.7(d).

             (ii) Subject to the election and allocation procedures set forth in this Section 1.6, each holder of record of shares of Paramount Common Stock as of the record date for the meeting of stockholders of Paramount referred to in Section 6.7 will be entitled to (A) elect to receive certificates evidencing such number of whole shares of Viacom Class B Common Stock and (y) such number of whole CVRs, Viacom Merger Debentures and Warrants into which such number of shares of Paramount Common Stock would be converted in accordance with the Exchange Ratios (a "Securities Election"), (B) elect to receive the Per Share Cash Amount multiplied by such number of shares of Paramount Common Stock (a "Cash Election"), or
        (C) indicate that such holder has no preference as to the receipt of cash or shares of Viacom Class B Common Stock and CVRs, Viacom Merger Debentures and Warrants in exchange for such shares of Paramount Common Stock (a "Non-Election"). All such elections shall be made on a form designed for that purpose and mutually acceptable to Viacom and Paramount (a "Form of Election") and mailed to holders of record of shares of Paramount Common Stock as of the record date for the meeting of stockholders of Paramount referred to in Section 6.7. Holders of record of shares of Paramount Common Stock who hold such shares as nominees, trustees or in other representative capacities ("Representatives") may submit multiple Forms of Election, provided that such Representative certifies that each such Form of Election covers all the shares of Paramount Common Stock held by such Representative for a particular beneficial owner entitled to so elect pursuant to the first sentence of this Section 1.6(b)(ii). Elections shall be made by holders of Paramount Common Stock by mailing to the Exchange Agent (as defined in Section 1.7) properly completed and signed Forms of Election. In order to be effective, a Form of Election must be received by the Exchange Agent no later than the close of business on the last business day prior to the Effective Time. All elections may be revoked until the last business day prior to the Effective Time. Viacom shall have the discretion, which it may delegate in whole or in part to the Exchange Agent, to determine whether Forms of Election have been properly completed and signed and properly and timely submitted or revoked and to disregard immaterial defects in Forms of Election, and any good faith decision of Viacom or the Exchange Agent in such matters shall be binding and conclusive. Neither Viacom nor the Exchange Agent shall be under any obligation to notify any person of any defect in a Form of Election. Any holder of shares of Paramount Common Stock who fails to make an election and any holder who fails to submit to the Exchange Agent a properly completed and signed and properly and timely submitted Form of Election shall be deemed to have made a Non-Election.

             (iii) The aggregate number of shares of Paramount Common Stock to be converted into the right to receive cash in the Merger (the "Cash Election Number") shall be equal to 50.1% of the number of shares of Paramount Common Stock outstanding immediately prior to the Effective Time, and the aggregate number of shares of Paramount Common Stock to be converted into the right to receive shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures and Warrants in the Merger (the "Securities Election Number") shall be equal to 49.9% of the number of shares of Paramount Common Stock outstanding immediately prior to the Effective Time.

             (iv) If the aggregate number of shares of Paramount Common Stock with respect to which Cash Elections have been made plus Dissenting Shares (the "Cash Election Shares") exceeds the Cash Election Number, all shares of Paramount Common Stock with respect to which Securities Elections have been made (the "Securities Election Shares") and all shares of Paramount Common Stock with respect to which Non-Elections have been made (the "Non-Election Shares") shall be converted into the right to receive shares of Viacom Class B Common Stock and CVRs, Viacom Merger Debentures and Warrants, and the Cash Election Shares (other than Dissenting Shares) shall be converted into the right to receive shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures, Warrants and cash in the following manner:

           each Cash Election Share (other than Dissenting Shares) shall be converted into the right to receive (i) an amount in cash, without interest, equal to the product of (x) the Per Share Cash Amount and
           (y) a fraction (the "Cash Fraction"), the numerator of which shall be the Cash Election Number and the denominator of which shall be the total number of Cash Election Shares, (ii) a number of shares of Viacom Class B Common Stock equal to the product of (x) the Class B Exchange Ratio and (y) a fraction equal to one minus the Cash Fraction, (iii) a number of CVRs equal to the product of (x) the CVR Exchange Ratio and (y) a fraction equal to one minus the Cash Fraction, (iv) a principal amount of Viacom Merger Debentures equal to the product of (x) the Debenture Exchange Ratio and (y) a fraction equal to one minus the Cash Fraction, (v) a number of Three Year Warrants equal to the product of (x) the Three Year Warrant Exchange Ratio and (y) a fraction equal to one minus the Cash Fraction and
           (vi) a number of Five Year Warrants equal to the product of (x) the Five Year Warrant Exchange Ratio and (y) a fraction equal to one minus the Cash Fraction.

             (v) If the aggregate number of Securities Election Shares exceeds the Securities Election Number, all Cash Election Shares (other than Dissenting Shares) and all Non-Election Shares shall be converted into the right to receive cash, and all Securities Election Shares shall be converted into the right to receive shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures, Warrants and cash in the following manner:

           each Securities Election Share shall be converted into the right to receive (i) a number of shares of Viacom Class B Common Stock equal to the product of (x) the Class B Exchange Ratio and (y) a fraction (the "Securities Fraction"), the numerator of which shall be the Securities Election Number and the denominator of which shall be the total number of Securities Election Shares, (ii) a number of CVRs equal to the product of (x) the CVR Exchange Ratio and (y) the Securities Fraction, (iii) the principal amount of Viacom Merger Debentures equal to the product of (x) the Debenture Exchange Ratio and (y) the Securities Fraction, (iv) a number of Three Year Warrants equal to the product of (x) the Three Year Warrant Exchange Ratio and
           (y) the Securities Fraction, (v) a number of Five Year Warrants equal to the product of (x) the Five Year Warrant Exchange Ratio and (y) the Securities Fraction and (vi) an amount in cash, without interest, equal to the product of (x) the Per Share Cash Amount and (y) a fraction equal to one minus the Securities Fraction.

             (vi) In the event that neither Section 1.6(b)(iv) nor Section k 1.6(b)(v) above is applicable, all Cash Election shares shall be converted into the right to receive cash, all Securities Election Shares shall be converted into the right to receive shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures and Warrants, and the Non-Election

        Shares, if any, shall be converted into the right to receive shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures, Warrants and cash in the following manner:

           each Non-Election Share shall be converted into the right to receive
           (i) an amount in cash, without interest, equal to the product of (x) the Per Share Cash Amount and (y) a fraction (the "Non-Election Fraction"), the numerator of which shall be the excess of the Cash Election Number over the total number of Cash Election Shares and the denominator of which shall be the excess of (A) the number of shares of Paramount Common Stock outstanding immediately prior to the Effective Time over (B) the sum of the total number of Cash Election Shares and the total number of Securities Election Shares, (ii) a number of shares of Viacom Class B Common Stock equal to the product of (x) the Class B Exchange Ratio and (y) a fraction equal to one minus the Non-Election Fraction, (iii) a number of CVRs equal to the product of (x) the CVR Exchange Ratio and (y) a fraction equal to one minus the Non-Election Fraction, (iv) the principal amount of Viacom Merger Debentures equal to the product of (x) the Debenture Exchange Ratio and (y) a fraction equal to one minus the Non-Election Fraction, (v) a number of Three Year Warrants equal to the product of
           (x) the Three Year Warrant Exchange Ratio and (y) a fraction equal to one minus the Non-Election Fraction and (vi) a number of Five Year Warrants equal to the product of (x) the Five Year Warrant Exchange Ratio and (y) a fraction equal to one minus the Non-Election Fraction.

             (vii) The Exchange Agent shall make all computations contemplated by this Section 1.6 and all such computations shall be binding and conclusive on the holders of Paramount Common Stock.

          (c) Each share of Paramount Common Stock held in the treasury of Paramount and each share of Paramount Common Stock owned by Viacom or any direct or indirect wholly owned subsidiary of Viacom or of Paramount immediately prior to the Effective Time shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

          (d) In the Reverse Merger, each share of common stock of Merger Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

     SECTION 1.7. Exchange of Certificates and Cash. (a) Exchange Agent. As of the Effective Time (in the case of a Merger to which Section 1.6(a) applies) or promptly after completion of the allocation procedures set forth in Section 1.6 (in the case of a Merger to which Section 1.6(b) applies), Viacom shall deposit, or shall cause to be deposited, with or for the account of a bank or trust company designated by Viacom, which shall be reasonably satisfactory to Paramount (the "Exchange Agent"), for the benefit of the holders of shares of Paramount Common Stock (other than Dissenting Shares), for exchange in accordance with this Article I, through the Exchange Agent, (i) certificates evidencing the shares of Viacom Class B Common Stock, the Viacom Merger Debentures, the Warrants and the CVRs issuable pursuant to Section 1.6 in exchange for outstanding shares of Paramount Common Stock and (ii) cash, if any, in the aggregate amount required to be exchanged for shares of Paramount Common Stock pursuant to Section 1.6 (the "Exchange Cash Consideration") (such certificates for shares of Viacom Class B Common Stock, the Viacom Merger Debentures, the Warrants and the CVRs, together with any dividends or distributions with respect thereto, and the Exchange Cash Consideration, if any, being hereafter collectively referred to as the "Exchange Fund"). The Exchange Agent shall, pursuant to irrevocable instructions, deliver the shares of Viacom Class B Common Stock, the Viacom Merger Debentures, Warrants, CVRs and cash, if any, contemplated to be issued pursuant to Section 1.6 out of the Exchange Fund to holders of shares of Paramount Common Stock. Except as contemplated by
Section 1.7(d) hereof, the Exchange Fund shall not be used for any other purpose. Any interest, dividends or other income earned on the investment of cash or other property held in the Exchange Fund shall be for the account of Viacom.

     (b) Exchange Procedures. As soon as reasonably practicable after the Effective Time, Viacom will instruct the Exchange Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time evidenced outstanding shares of Paramount Common Stock (other than Dissenting Shares) (the "Certificates"), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Viacom may reasonably specify) and (ii) instructions to effect the surrender of the Certificates in exchange for the certificates evidencing shares of Viacom Class B Common Stock, the Viacom Merger Debentures, CVRs, Warrants and cash. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed, and such other customary documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor (A) certificates evidencing that number of whole shares of Viacom Class B Common Stock and that number of whole CVRs, Viacom Merger Debentures and Warrants which such holder has the right to receive in accordance with Section 1.6 in respect of the shares of Paramount Common Stock formerly evidenced by such Certificate, (B) cash, if any, which such holder has the right to receive in accordance with Section 1.6,
(C) any dividends or other distributions to which such holder is entitled pursuant to Section 1.7(c), and (D) cash in lieu of fractional shares of Viacom Class B Common Stock and fractional CVRs, Viacom Merger Debentures and Warrants to which such holder is entitled pursuant to Section 1.7(d) (the shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures, Warrants, dividends, distributions and cash described in clauses (A), (B), (C) and (D) being, collectively, the "Merger Consideration"), and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of shares of Paramount Common Stock which is not registered in the transfer records of Paramount, shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures, Warrants and cash may be issued and paid in accordance with this
Article I to a transferee if the Certificate evidencing such shares of Paramount Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 1.7, each Certificate shall be deemed at any time after the Effective Time to evidence only the right to receive upon such surrender the Merger Consideration.

     (c) Distributions With Respect to Unexchanged Shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures and Warrants. No dividends or other distributions declared or made after the Effective Time with respect to shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures and Warrants with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures or Warrants they are entitled to receive until the holder of such Certificate shall surrender such Certificate.

     (d) Fractional Shares, CVRs, Viacom Merger Debentures and Warrants. (i) No fraction of a share of Viacom Class B Common Stock or fraction of a CVR, Viacom Merger Debenture or Warrant shall be issued in the Merger. In lieu of any such fractional shares or fractional CVRs, Viacom Merger Debentures or Warrants, each holder of Paramount Common Stock entitled to receive shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures and Warrants in the Merger, upon surrender of a Certificate for exchange pursuant to this Section 1.7, shall be paid (1) an amount in cash (without interest), rounded to the nearest cent, determined by multiplying (x) the per share closing price on the American Stock Exchange ("AMEX") of Viacom Class B Common Stock on the date of the Effective Time (or, if shares of Viacom Class B Common Stock do not trade on the AMEX on such date, the first date of trading of such Viacom Class B Common Stock on the AMEX after the Effective Time) by (y) the fractional interest in Viacom Class B Stock to which such holder would otherwise be entitled (after taking into account all shares of Paramount Common Stock then held of record by such holder) plus (2) an amount in cash (without interest), rounded to the nearest cent, determined by multiplying (x) the fair market value of one CVR, as determined by reference to a five day average trading price, if available, or if not available, in the reasonable judgment of the Viacom Board of Directors by
(y) the fractional interest in a CVR to which such holder would otherwise be entitled (after taking into account all shares of Paramount Common Stock then held of record by such holder) plus (3) an amount in cash (without interest) rounded to the nearest cent, determined by multiplying (x) the fair market value of one Three Year Warrant, as determined by reference to a five day average trading price, if available, or if not available, in the reasonable judgment of the Viacom Board of Directors by (y) the fractional interest in a Three Year Warrant to which such holder would otherwise be entitled (after taking into account all shares of Paramount Common Stock then held of record by such holder) plus (4) an amount in cash (without interest) determined in accordance with clause (ii) of this Section 1.7(d) in respect of the fractional interest in a Viacom Merger Debenture to which such holder would otherwise be entitled (after taking into account all shares of Paramount Common Stock then held of record by such holder) plus (5) an amount in cash (without interest) rounded to the nearest cent, determined by multiplying (x) the fair market value of one Five Year Warrant, as determined by reference to a five day average trading price, if available, or if not available, in the reasonable judgment of the Viacom Board of Directors by (y) the fractional interest in a Five Year Warrant to which such holder would otherwise be entitled (after taking into account all shares of Paramount Common Stock then held of record by such holder). (ii) The Viacom Merger Debentures shall be issued in the Merger only in principal amounts of $1,000 or integral multiples thereof. Holders of shares of Paramount Common Stock otherwise entitled to fractional amounts of Viacom Merger Debentures shall be entitled to receive promptly from the Exchange Agent a cash payment in an amount equal to such holder's proportionate interest (after taking into account all shares of Paramount Common Stock then held of record by such holder) in the proceeds from the sale or sales in the open market by the Exchange Agent, on behalf of all such holders, of the aggregate fractional principal amount of Viacom Merger Debentures.

     (e) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of Paramount Common Stock for six months after the Effective Time shall be delivered to Viacom, upon demand, and any holders of Paramount Common Stock who have not theretofore complied with this
Article I shall thereafter look only to Viacom for the Merger Consideration to which they are entitled pursuant to this Article I.

     (f) No Liability. Neither Viacom nor Paramount shall be liable to any holder of shares of Paramount Common Stock for any such shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures, Warrants (or dividends or distributions with respect thereto) or cash from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     (g) Withholding Rights. Viacom or the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Paramount Common Stock such amounts as Viacom or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Viacom or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Paramount Common Stock in respect of which such deduction and withholding was made by Viacom or the Exchange Agent.

     SECTION 1.8. Stock Transfer Books. At the Effective Time, the stock transfer books of Paramount shall be closed, and there shall be no further registration of transfers of shares of Paramount Common Stock thereafter on the records of Paramount. On or after the Effective Time, any Certificates presented to the Exchange Agent or Viacom for any reason shall be converted into the Merger Consideration.

     SECTION 1.9. Stock Options; Payment Rights. (a) At the Effective Time, Paramount's obligations with respect to each outstanding Stock Option (as defined in Section 3.3) to purchase shares of Paramount Common Stock, as amended in the manner described in the following sentence, shall be assumed by Viacom. The Stock Options so assumed by Viacom shall continue to have, and be subject to, the same terms and conditions as set forth in the stock option plans and agreements pursuant to which such Stock Options were issued as in effect immediately prior to the Effective Time, except that each such Stock Option shall be exercisable for (i) that number of whole shares of Viacom Class B Common Stock equal to the product of the number of shares of Paramount Common Stock covered by such Stock Option immediately prior to the Effective Time multiplied by the Class B Exchange Ratio and rounded up to the nearest whole number of shares of Viacom Class B Common Stock, (ii) that number of whole CVRs equal to the product of the number of shares of Paramount Common Stock covered by such Stock Option immediately prior to the Effective Time multiplied by the CVR Exchange Ratio and rounded up to the nearest whole number of CVRs; provided, that, if the option holder has not exercised his or her Stock Option prior to the maturity of the CVRs, then the CVRs described above shall be replaced by that number of shares of Viacom Class B Common Stock equal in value to the amount by which the Target Price (as defined in Annex C hereto) exceeds the greater of the Current Market Value (as defined in Annex C hereto) and the Minimum Price (as defined in Annex C hereto) on the applicable maturity date multiplied by the number of such CVRs, rounded up to the nearest whole number of shares, (iii) that number of whole Three Year Warrants equal to the product of the number of shares of Paramount Common Stock covered by such Stock Option immediately prior to the Effective Time multiplied by the Three Year Warrant Exchange Ratio and rounded up to the nearest whole number of Three Year Warrants; provided, that, if the option holder has not exercised his or her Stock Option prior to the third anniversary of the Effective Time, then the Three Year Warrants described above shall be replaced by that number of shares of Viacom Class B Common Stock equal in value to the fair market value of such Three Year Warrants (as determined by reference to the average trading price for the five-day trading period immediately prior to the third anniversary of the Effective Time, if available, or, if not available, in the reasonable judgment of the Viacom Board of Directors), rounded up to the nearest whole number of shares; (iv) that number of whole Five Year Warrants equal to the product of the number of shares of Paramount Common Stock covered by such Stock Option immediately prior to the Effective Time multiplied by the Five Year Warrant Exchange Ratio and rounded up to the nearest whole number of Five Year Warrants; provided, that, if the option holder has not exercised his or her Stock Option prior to the fifth anniversary of the Effective Time, then the Five Year Warrants described above shall be replaced by that number of shares of Viacom Class B Common Stock equal in value to the fair market value of such Five Year Warrants (as determined by reference to the average trading price for the five-day trading period immediately prior to the fifth anniversary of the Effective Time, if available, or if not available, in the reasonable judgment of the Viacom Board of Directors), rounded up to the nearest whole number of shares; and (v) that (A) principal amount of whole Viacom Merger Debentures equal to the product of the number of shares of Paramount Common Stock covered by such Stock Option immediately prior to the Effective Time multiplied by the Debenture Exchange Ratio plus an amount in cash (without interest), rounded to the nearest cent, determined by multiplying (x) the fair market value of one Viacom Merger Debenture, as determined by reference to a five day average trading price, if available, or if not available, in the reasonable judgment of the Viacom Board of Directors by (y) the fractional interest in a Viacom Merger Debenture to which such option holder would otherwise be entitled or (B) if issued, that number of whole shares of Viacom Exchange Preferred Stock (as defined in Annex B) equal to the product of the number of shares of Paramount Common Stock covered by such Stock Option immediately prior to the Effective Time multiplied by .35 and rounded up to the nearest whole number of shares of Viacom Exchange Preferred Stock or (C) if issued, that principal amount of whole Viacom Exchange Debentures (as defined in Annex B) equal to the product of the number of shares of Paramount Common Stock covered by such Stock Option immediately prior to the Effective Time multiplied by the Debenture Exchange Ratio plus an amount in cash (without interest), rounded to the nearest cent, determined by multiplying (x) the fair market value of one Viacom Exchange Debenture, as determined by reference to a five day average trading price, if available, or if not available, in the reasonable judgment of the Viacom Board of Directors by (y) the fractional interest in a Viacom Exchange Debenture to which such option holder would otherwise be entitled, provided that there shall be no such rounding up with respect to Incentive Stock Options (as defined below). Viacom shall (i) reserve for issuance the number of shares of Viacom Class B Common Stock, CVRs, Viacom Merger Debentures and Warrants that will become issuable upon the exercise of such Stock Options pursuant to this Section
1.9 and (ii) promptly after the Effective Time, issue to each holder of an outstanding Stock Option a document evidencing the assumption by Viacom of Paramount's obligations with respect thereto under this Section 1.9. Nothing in this Section 1.9 shall affect the schedule of vesting with respect to the Stock Options to be assumed by Viacom as provided in this Section 1.9. In the case of any Stock Option to which Section 421 of the Code applies by reason of its qualification under Section 422 of the Code (an "Incentive Stock Option"), the option price, the number and type of shares purchasable pursuant to such Incentive Stock Option and the terms and conditions of exercise of such Incentive Stock Option shall be determined immediately after the Effective Time in such manner as to comply with Section 424(a) of the Code. To preserve the qualification of all Incentive Stock Options under Section 422 of the Code, (i) in addition to the Viacom Class B Common Stock and (ii) in lieu of all CVRs, Viacom Merger Debentures or Warrants for which an Incentive Stock Option would otherwise become exercisable pursuant to the foregoing provisions of this
Section 1.9, such Incentive Stock Option shall become exercisable for that number of shares of Viacom Class B Common Stock equal to the fair market value of such CVRs, Viacom Merger Debentures or Warrants (determined, at the time of the Merger, by reference to a five-day average trading price of such securities, if available, or if not available, in the reasonable judgment of the Viacom Board of Directors).

     SECTION 1.10. Dissenting Shares. (a) Notwithstanding any other provision of this Agreement to the contrary, shares of Paramount Common Stock that are outstanding immediately prior to the Effective Time and which are held by stockholders who shall have not voted in favor of the Merger or consented thereto in writing and who shall have demanded properly in writing appraisal for such shares in accordance with Section 262 of Delaware Law and who shall not have withdrawn such demand or otherwise have forfeited appraisal rights (collectively, the "Dissenting Shares") shall not be converted into or represent the right to receive the Merger Consideration. Such stockholders shall be entitled to receive payment of the appraised value of such shares of Paramount Common Stock held by them in accordance with the provisions of such Section 262, except that all Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such shares of Paramount Common Stock under such Section 262 shall thereupon be deemed to have been converted into and to have become exchangeable, as of the Effective Time, for the right to receive, without any interest thereon, the Merger Consideration (as if such Shares were Non-Election Shares in the case of a Merger to which section 1.6(b) applies), upon surrender, in the manner provided in Section 1.7, of the certificate or certificates that formerly evidenced such shares of Paramount Common Stock.

     (b) Paramount shall give Viacom (i) prompt notice of any demands for appraisal received by Paramount, withdrawals of such demands, and any other instruments served pursuant to Delaware Law and received by Paramount and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under Delaware Law. Paramount shall not, except with the prior written consent of Viacom, make any payment with respect to any demands for appraisal, or offer to settle, or settle, any such demands.

                                   ARTICLE II

                                   THE OFFER

     SECTION 2.1. The Offer. (a) Viacom has amended and supplemented the Offer to (i) provide that the purchase price offered for shares pursuant to the Offer shall be the Per Share Amount, (ii) provide that the obligation of Viacom to accept for payment and pay for Shares tendered pursuant to the Offer shall be subject to the condition (as such condition may be amended in accordance with the terms hereof, the "Minimum Condition") that at least 61,657,432 shares of Paramount Common Stock (or such greater number of shares as equals 50.1% of the shares of Paramount Common Stock then outstanding on a fully diluted basis) shall have been validly tendered and not withdrawn prior to the expiration of the Offer, that the Board of Directors of Paramount, in accordance with Section
3.13 of this Agreement, shall have amended the Rights Agreement to make the Rights (such terms being used as defined in Section 3.13) inapplicable to the Offer and the Merger as contemplated by Section 3.13 or the Rights shall be otherwise inapplicable to the Offer and the Merger (the "Rights Condition"), and also shall be subject to the satisfaction of the other conditions set forth in Annex A hereto and (iii) extend the expiration date of the Offer until Midnight on February 14, 1994. Viacom expressly reserves the right to waive any such condition (other than the Minimum Condition), to increase the aggregate cash consideration to be paid pursuant to the Offer and to increase the number of shares of Paramount Common Stock sought in the Offer; provided, however, that no change may be made without the prior written consent of Paramount which decreases the number of shares of Paramount Common Stock sought in the Offer below 50.1% of the outstanding shares of Paramount Common Stock on a fully diluted basis; which decreases the aggregate cash consideration payable in the Offer or changes the form of consideration payable in the Offer (except to the extent the Other Offeror (as defined below) has made such changes with the consent of Paramount); or which imposes conditions to the Offer in addition to those set forth in Annex A hereto. Notwithstanding the foregoing sentence, so long as the Other Offeror is bound by substantially identical restrictions made for the benefit of Paramount, Viacom shall not amend the Offer in order to increase by less than $60 million the aggregate cash consideration to be paid pursuant to the Offer or increase the number of shares of Paramount Common Stock for which tenders are sought by less than 2% of the outstanding shares of Paramount Common Stock. The Per Share Amount shall, subject to applicable withholding of taxes, be net to the seller in cash, upon the terms and subject to the conditions of the Offer. Subject to the terms and conditions of the Offer (including, without limitation, the Minimum Condition and the terms of this Agreement), Viacom shall pay, as promptly as practicable after expiration of the Offer, for all shares of Paramount Common Stock validly tendered and not withdrawn at the earliest such time following expiration of the Offer that all conditions to the Offer shall have been waived or satisfied by Viacom.

     (b) Viacom has filed with the Securities and Exchange Commission (the "SEC") an amendment to its Tender Offer Statement on Schedule 14D-1 (together with all amendments and supplements thereto, the "Schedule 14D-1") with respect to the Offer. The Schedule 14D-1 contains or incorporates by reference an amendment and supplement to the offer to purchase (the "Offer to Purchase") and forms of the related letter of transmittal and any related summary advertisement (the Schedule 14D-1, the Offer to Purchase and such other documents, together with all supplements and amendments thereto, being referred to herein collectively as the "Offer Documents"). Viacom and Paramount agree to correct promptly any information provided by any of them for use in the Offer Documents which shall have become false or misleading, and Viacom further agrees to take all steps necessary to cause the Schedule 14D-1 as so corrected to be filed with the SEC and the other Offer Documents as so corrected to be disseminated to holders of shares of Paramount Common Stock, in each case as and to the extent required by applicable federal securities laws.

     (c) (i) Notwithstanding the amendment of the Offer, Viacom shall be free to terminate the Offer at any time subject to its continuing obligations to consummate the Merger, including without limitation pursuant to Sections 6.6 and 6.10, provided that prior to such termination of the Offer,

Viacom shall have determined in good faith that either (x) terminating the Offer will facilitate the earlier consummation of the Merger in accordance with the terms of this Merger Agreement or (y) the conditions to the Offer (other than the Minimum Condition and the Rights Condition) are unlikely to be satisfied. Notwithstanding the foregoing, Viacom hereby agrees that, without the written consent of Paramount, it may not terminate the Offer unless required to terminate pursuant to Section 2.5 hereof or extend the Expiration Date (as defined below) except for failure to satisfy a condition at the Expiration Date, at any time that all of the conditions to the Offer have been satisfied or that there exists no material risk that the conditions will not be satisfied by such Expiration Date, provided, Viacom may extend the Expiration Date pursuant to this Section 2.1(c), Sections 2.1(a), 2.1(d) and 2.3 hereof or any such extension required by Federal securities laws. (ii) No extension of the expiration date (such expiration date as extended from time to time shall be defined herein to mean the "Expiration Date") permitted pursuant to this Agreement shall be for a period of less than three business days, and the Expiration Date shall not be extended for any reason beyond 12:00 midnight on February 14, 1994, or such later date in accordance with the last parenthetical of Section 2.1(d)(ii), Section 2.3, or as required by law to the extent that the extension arises due to an event outside the control of Viacom (those events not deemed to be outside the control of the Offeror shall include, without limitation, any change in the terms of the Offer or the Merger) (the "Final Expiration Date"); Viacom agrees that it will not increase the price per share of Paramount Common Stock payable in the Offer or the Merger or otherwise amend the Offer or the terms of the Merger primarily to extend the expiration date of the tender offer by QVC Network, Inc. ("QVC") (the "Other Offeror") to purchase the outstanding shares of Paramount Common Stock (the "Other Offer"). Any amendment to the Offer or any change in the consideration offered to the Paramount stockholders in the Merger that results in an extension of the Expiration Date shall be publicly announced by 5:00 p.m. on the date of such amendment or change. Viacom hereby agrees that it shall not (a) seek to amend or waive any provision of this Agreement that is substantially identical to the provisions relating to the bidding procedures contained in the Other Exemption Agreement (the "Bidding Procedures") or (b) publicly announce an intention to take an action which is not otherwise permitted, or refrain from taking an action which is required, under the terms of this Agreement relating to the Bidding Procedures.

     (d) In order to cause the Offer and the Other Offer to remain on the same time schedule, Viacom hereby agrees that if the Other Offeror remains subject to an agreement (the "Other Exemption Agreement"), containing terms for the benefit of Paramount substantially similar to the form of exemption agreement between Viacom and Paramount dated as of December 22, 1993, as amended (the "Exemption Agreement"), and (i) extends the expiration date of the Other Offer (such expiration date, as extended from time to time, the "Other Expiration Date") in accordance with the Other Exemption Agreement, then the Expiration Date shall be extended (as soon as practicable, but not later than one business day following the announcement of the extension of the Other Expiration Date) by Viacom to the Other Expiration Date, or (ii) if upon notification to Paramount by Viacom and the Other Offeror of the results of their respective offers (which notification shall be required to be delivered by Viacom and the Other Offeror no later than promptly following the expiration of their respective offers), Paramount has notified Viacom and the Other Offeror (which notification shall be required to be delivered by Paramount promptly) that a number of shares of Paramount Common Stock that would satisfy the Minimum Condition or the minimum condition defined in the Other Offer (which under no circumstances may be less than 50.1% of the outstanding shares of Paramount Common Stock on a fully diluted basis) (the "Other Minimum Condition") shall not have been validly tendered (and not withdrawn) pursuant to either the Offer or the Other Offer, respectively, at the Expiration Date (or a number of shares of Paramount Common Stock that would satisfy the Minimum Condition and the Other Minimum Condition shall have been validly tendered and not withdrawn pursuant to both the Offer and the Other Offer at the Expiration Date), then Viacom shall extend the Expiration Date of the Offer for a period of 10 business days.

     (e) Viacom shall be subject to the obligations of Sections 2.1(c)(ii), 2.1(d) and 2.5 for so long as the Other Offeror remains subject to the obligations set forth in the Other Exemption Agreement;

provided, however, that Viacom shall not be subject to Sections 2.1(c)(ii), 2.1(d) and 2.5 in the event that the Other Offeror has not performed or complied in all material respects with the Other Exemption Agreement.

     SECTION 2.2. Action by Paramount. (a) Paramount hereby approves of and consents to the making of the Offer and represents that (i) the Board of Directors of Paramount, at a meeting duly called and held on February 4, 1994, has unanimously (A) determined that the Offer and the Merger, taken together, are fair to and in the best interests of the holders of shares of Paramount Common Stock, (B) approved and adopted this Agreement and the transactions contemplated hereby and (C) recommended that the stockholders of Paramount approve and adopt this Agreement and the transactions contemplated hereby and accept the Offer, and (ii) Lazard Freres & Co. has delivered to the Board an opinion on February 4, 1994, to the effect that, as of such date, the consideration to be received by the holders of shares of Paramount Common Stock pursuant to the Offer and the Merger, taken together, is fair to the holders of shares of Paramount Common Stock from a financial point of view. Subject to the fiduciary duties of the Board of Directors of Paramount under applicable law as advised by independent legal counsel (who may be such party's regularly engaged legal counsel), Paramount hereby consents to the inclusion in the Offer Documents prepared in connection with the Offer of the recommendation of the Board of Directors of Paramount described in the immediately preceding sentence.

     (b) As soon as reasonably practicable after the date hereof, Paramount shall file with the SEC an amendment to its Solicitation/Recommendation Statement on Schedule 14D-9 (together with all amendments and supplements thereto, the "Schedule 14D-9") containing, subject to the fiduciary duties of the Board of Directors of Paramount under applicable law as advised by independent legal counsel (who may be such party's regularly engaged legal counsel), the recommendation of the Board of Directors of Paramount described in
Section 2.2(a) and shall disseminate the Schedule 14D-9 to the extent required by Rule 14e-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other applicable federal securities laws. Paramount and Viacom agree to correct promptly any information provided by any of them for use in the Schedule 14D-9 which shall have become false or misleading, and Paramount further agrees to take all steps necessary to cause the Schedule 14D-9 as so corrected to be filed with the SEC and disseminated to holders of shares of Paramount Common Stock, in each case as and to the extent required by applicable federal securities laws.

     (c) Paramount shall promptly furnish Viacom with mailing labels containing the names and addresses of all record holders of shares of Paramount Common Stock and with security position listings of shares of Paramount Common Stock held in stock depositories, each as of a recent date, together with all other available listings and computer files containing names, addresses and security position listings of record holders and beneficial owners of shares of Paramount Common Stock. Paramount shall furnish Viacom with such additional information, including, without limitation, updated listings and computer files of stockholders, mailing labels and security position listings, and such other assistance as Viacom or its agents may reasonably request. Subject to the requirements of applicable law, and except for such steps as are necessary to disseminate the Offer Documents and any other documents necessary to consummate the Merger or the Offer, Viacom shall hold in confidence the information contained in such labels, listings and files, shall use such information only in connection with the Merger and the Offer, and, if this Agreement shall be terminated in accordance with Section 8.1, shall deliver to Paramount all copies of such information then in its possession.

     SECTION 2.3. Receipt of Common Stock. Unless the event referred to in the last parenthetical of Section 2.1(d)(ii) that would satisfy the Minimum Condition occurs, in the event that a number of shares of Paramount Common Stock shall have been validly tendered and not withdrawn in the Offer at the Expiration Date and, as of such Expiration Date, Viacom has waived all conditions to the Offer (other than the Minimum Condition and the conditions relating to the Rights Agreement, Article XI of the Paramount Certificate of Incorporation, Section 203 of Delaware Law and judicial or governmental injunction, each as set forth therein), then Viacom shall extend the Expiration Date to a date 10 business days from the then scheduled Expiration Date; provided, that such extension shall be for a period of 5 business days in the event that the Other Offer has been terminated prior to the foregoing Expiration Date.

     SECTION 2.4. Completion Certificate. At such time as Viacom has fulfilled the terms of Section 2.3 above, Viacom shall deliver to the Board of Directors of Paramount a certificate (the "Completion Certificate"), executed by an authorized officer of Viacom, certifying that all the terms of Section 2.3 have been fulfilled.

     SECTION 2.5. Termination of the Offer. Unless the event referred to in the last parenthetical of Section 2.1(d)(ii) occurs, Viacom hereby agrees to terminate the Offer at such time as Viacom has been notified pursuant to a certificate executed by an authorized officer of Paramount that (i) a number of shares of Paramount Common Stock that would satisfy the Other Minimum Condition shall have been validly tendered to the Other Offer and not withdrawn at the Other Expiration Date of the Other Offer, (ii) all conditions to the Other Offer, except the Other Minimum Condition and the conditions relating to the Rights Agreement, Article XI of the Paramount Certificate of Incorporation,
Section 203 of the Delaware Law and judicial or governmental injunction, each as set forth therein, shall have been waived and (iii) a completion certificate from the Other Offeror has been delivered to Paramount; provided, however, that Viacom shall not be required to terminate the Offer in the event that the Other Offeror has not performed or complied in all material respects with the Other Exemption Agreement.

     SECTION 2.6. Board of Directors; Section 14(f). (a) If requested by Viacom, Paramount shall, promptly following the acceptance for payment of the shares of Paramount Common Stock to be purchased pursuant to the Offer, and from time to time thereafter, take all actions necessary to cause a majority of directors (and of members of each committee of the Board of Directors) of Paramount and of each subsidiary of Paramount to be comprised of the designees of Viacom (whether, at the request of Viacom, by means of increasing the size of the Board of Directors of Paramount or seeking the resignation of directors and causing Viacom's designees to be elected); provided, that prior to receipt by Viacom of long-form approval by the Federal Communications Commission (the "FCC") permitting Viacom to control Paramount, Paramount shall take all actions necessary to elect the Viacom voting trustee approved by the FCC to the Paramount Board of Directors and to otherwise act in a manner consistent with the voting trust agreement approved by the FCC.

     (b) Paramount's obligations to cause designees of Viacom to be elected or appointed to the Board of Directors of Paramount shall be subject to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder. Paramount shall promptly take all actions required pursuant to Section 14(f) and Rule 14f-1 in order to fulfill its obligations under this Section, and shall include in the
Schedule 14D-9 such information with respect to Viacom and its officers and directors as is required under Section 14(f) and Rule 14f-1. Viacom will supply to Paramount any information with respect to it and its nominees, officers, directors and affiliates required by Section 14(f) and Rule 14f-1.

     (c) Following the election or appointment of Viacom's designees pursuant to this Section and prior to the Effective Time, any amendment or termination of this Agreement, extension for the performance or waiver of the obligations or other acts of Viacom or waiver of Paramount's rights hereunder, will require the concurrence of a majority of directors of Paramount then in office who are directors on the date hereof or are designated by a majority of the directors of Paramount who are directors on the date hereof.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF PARAMOUNT

     Paramount hereby represents and warrants to Viacom that:

     SECTION 3.1. Organization and Qualification; Subsidiaries. (a) Each of Paramount and each Material Paramount Subsidiary (as defined below) is a corporation, partnership or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority and governmental approvals would not, individually or in the aggregate, have a Paramount Material Adverse Effect (as defined below). Paramount and each Material Paramount Subsidiary is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not, individually or in the aggregate, have a Paramount Material Adverse Effect. The term "Paramount Material Adverse Effect" means any change or effect that is or is reasonably likely to be materially adverse to the business, results of operations or financial condition of Paramount and the Paramount Subsidiaries, taken as a whole; provided, however, where such term qualifies a representation or warranty contained in this Article III during the period beginning after the date hereof and until the Effective Time, then such term shall mean any change or effect that is or is reasonably likely to be materially adverse to the business or financial condition of Paramount and the Paramount Subsidiaries, taken as a whole.

     (b) Each subsidiary of Paramount (a "Paramount Subsidiary") that constitutes a Significant Subsidiary of Paramount within the meaning of Rule 1-02 of Regulation S-X of the SEC is referred to herein as a "Material Paramount Subsidiary".

     SECTION 3.2. Certificate of Incorporation and By-Laws. Paramount has heretofore made available to Viacom a complete and correct copy of the Certificate of Incorporation and the By-Laws or equivalent organizational documents, each as amended to date, of Paramount and each Material Paramount Subsidiary. Such Certificates of Incorporation, By-Laws and equivalent organizational documents are in full force and effect. Neither Paramount nor any Material Paramount Subsidiary is in violation of any provision of its Certificate of Incorporation, By-Laws or equivalent organizational documents, except for such violations that would not, individually or in the aggregate, have a Paramount Material Adverse Effect.

     SECTION 3.3. Capitalization. The authorized capital stock of Paramount consists of 600,000,000 shares of Paramount Common Stock and 75,000,000 shares of Preferred Stock, par value $.01 per share ("Paramount Preferred Stock"). As of February 3, 1994, 121,937,762 shares of Paramount Common Stock were issued and outstanding, all of which were validly issued, fully paid and nonassessable. As of February 3, 1994, 25,924,286 shares were held in the treasury of Paramount. As of January 31, 1994, 9,409,208 shares were reserved for future issuance pursuant to Paramount's 1992 Stock Option Plan and 1989 Stock Option Plan (any employee stock option issued under any such plan being a "Stock Option") and reserved for future issuance under the Long-Term Incentive Plan. Between August 31, 1993 and the date of this Agreement, awards have been made under the Long-Term Performance Plan as indicated on Schedule 3.3. As of February 3, 1994, options to acquire 2,398,060 shares of Paramount Common Stock were outstanding. As of the date hereof, no shares of Paramount Preferred Stock are issued and outstanding. Except as set forth in Section 3.3 of the Disclosure Schedule previously delivered by Paramount to Viacom (the "Paramount Disclosure Schedule"), or except as set forth in this Section 3.3, and except pursuant to the Rights Agreement (as defined in Section 3.13), there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Paramount or any Material Paramount Subsidiary or obligating Paramount or any Material Paramount Subsidiary to issue or sell any shares of capital stock of, or other equity interests in, Paramount or any Material Paramount Subsidiary. All shares of Paramount Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. Except as set forth in
Section 3.3 of the Paramount Disclosure Schedule, there are no material outstanding contractual obligations of Paramount or any Paramount Subsidiary to repurchase, redeem or otherwise acquire any shares of Paramount Common Stock or any capital stock of any Material Paramount Subsidiary, or make any material investment (in the form of a loan, capital contribution or otherwise) in, any Paramount Subsidiary or any other person. Each outstanding share of capital stock of each Material Paramount Subsidiary is duly authorized, validly issued, fully paid and nonassessable and each such share owned by Paramount or another Paramount Subsidiary is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Paramount's or such other Paramount Subsidiary's voting rights, charges and other encumbrances of any nature whatsoever. Set forth in Section 3.3 of the Disclosure Schedule is Paramount's percentage interest in the outstanding capital stock or partnership interests of USA Networks, United Cinemas International Multiplex B.V., United International Pictures and Cinamerica Theatres, L.P.

     SECTION 3.4. Authority Relative to This Agreement. Paramount has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions (including, without limitation, the Offer) contemplated hereby (the "Transactions"). The execution and delivery of this Agreement by Paramount and the consummation by Paramount of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Paramount are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than, with respect to the Merger, the approval and adoption of this Agreement by the holders of a majority of the then outstanding shares of Paramount Common Stock, and the filing and recordation of appropriate merger documents as required by Delaware Law). This Agreement has been duly and validly executed and delivered by Paramount and, assuming the due authorization, execution and delivery by Viacom, constitutes a legal, valid and binding obligation of Paramount, enforceable against Paramount in accordance with its terms. Paramount has taken all appropriate actions so that the restrictions on business combinations contained in Section 203 of Delaware Law and Article XI of Paramount's Certificate of Incorporation will not apply with respect to or as a result of the Transactions.

     SECTION 3.5. No Conflict; Required Filings and Consents. (a) Except as set forth in Section 3.05 of the Disclosure Schedule, the execution and delivery of this Agreement by Paramount does not, and the performance by Paramount of its obligations under this Agreement will not, (i) conflict with or violate the Certificate of Incorporation or By-Laws or equivalent organizational documents of Paramount or any Material Paramount Subsidiary, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Paramount or any Paramount Subsidiary or by which any property or asset of Paramount or any Paramount Subsidiary is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in the loss of a material benefit under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Paramount or any Paramount Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Paramount or any Paramount Subsidiary is a party or by which Paramount or any Paramount Subsidiary or any property or asset of Paramount or any Paramount Subsidiary is bound or affected, except, in the case of clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay consummation of the Merger or the Offer in any material respect, or otherwise prevent Paramount from performing its obligations under this Agreement in any material respect, and would not, individually or in the aggregate, have a Paramount Material Adverse Effect.

     (b) The execution and delivery of this Agreement by Paramount does not, and the performance of this Agreement by Paramount will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign (each a "Governmental Entity"), except (i) for (A) applicable requirements, if any, of the Exchange Act, the Securities Act of 1933, as amended (the "Securities Act"), state securities or "blue sky" laws ("Blue Sky Laws") and state takeover laws, (B) applicable requirements of the Communications Act of 1934, as amended (the "Communications Act"), and of state and local governmental authorities, including state and local authorities granting franchises to operate cable systems, (C) applicable requirements of the Investment Canada Act of 1985 and the Competition Act (Canada), (D) filing and recordation of appropriate merger documents as required by Delaware Law and (E) applicable requirements, if any, of any non-United States competition, antitrust and investment laws and (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay consummation of the Merger or the Offer in any material respect, or otherwise prevent Paramount from performing its obligations under this Agreement in any material respect, and would not, individually or in the aggregate, have a Paramount Material Adverse Effect.

     SECTION 3.6. Compliance. Except as set forth in Section 3.6 of the Paramount Disclosure Schedule, neither Paramount nor any Paramount Subsidiary is in conflict with, or in default or violation of, (i) any law, rule, regulation, order, judgment or decree applicable to Paramount or any Paramount Subsidiary or by which any property or asset of Paramount or any Paramount Subsidiary is bound or affected, or (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Paramount or any Paramount Subsidiary is a party or by which Paramount or any Paramount Subsidiary or any property or asset of Paramount or any Paramount Subsidiary is bound or affected, except for any such conflicts, defaults or violations that would not, individually or in the aggregate, have a Paramount Material Adverse Effect.

     SECTION 3.7. SEC Filings; Financial Statements. Except as set forth in
Section 3.7 of the Paramount Disclosure Schedule, (a) Paramount has filed all forms, reports and documents required to be filed by it with the SEC since October 31, 1990, and has heretofore made available to Viacom, in the form filed with the SEC (excluding any exhibits thereto), (i) its Annual Reports on Form 10-K for the fiscal years ended October 31, 1990, 1991 and 1992, respectively,
(ii) its Transition Report on Form 10-K for the six months ended April 30, 1993, as amended, (iii) its Quarterly Reports on Form 10-Q for the periods ended July 31, 1993 and October 31, 1993, (iv) all proxy statements relating to Paramount's meetings of stockholders (whether annual or special) held since October 31, 1990, and (v) all other forms, reports and other registration statements (other than Quarterly Reports on Form 10-Q not referred to in clause (iii) above and preliminary materials) filed by Paramount with the SEC since October 31, 1990 (the forms, reports and other documents referred to in clauses (i), (ii), (iii), (iv) and (v) above being referred to herein, collectively, as the "Paramount SEC Reports"). The Paramount SEC Reports and any forms, reports and other documents filed by Paramount with the SEC after the date of this Agreement (x) were or will be prepared in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (y) did not at the time they were filed, or will not at the time they are filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Paramount Subsidiary is required to file any form, report or other document with the SEC.

     (b) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Paramount SEC Reports was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and each fairly presented the financial position, results of operations and cash flows of Paramount and the consolidated Paramount Subsidiaries as at the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which were not and are not expected, individually or in the aggregate, to be material in amount).

     (c) Except as set forth in Section 3.7 of the Paramount Disclosure Schedule or except as and to the extent set forth in the Paramount SEC Reports filed with the SEC prior to the date of this Agreement, Paramount and the Paramount Subsidiaries do not have any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise) other than liabilities and obligations which would not, individually or in the aggregate, have a Paramount Material Adverse Effect.

     SECTION 3.8. Absence of Certain Changes or Events. Since April 30, 1993, except as contemplated by this Agreement or as set forth in Section 3.8 of the Paramount Disclosure Schedule, contemplated by this Agreement or disclosed in any Paramount SEC Report filed since April 30, 1993 and prior to the date of this Agreement, Paramount and the Paramount Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since April 30, 1993, there has not been (i) as of the date hereof, any change, occurrence or circumstance in the business, results of operations or financial condition of Paramount or any Paramount Subsidiary having, individually or in the aggregate, a Paramount Material Adverse Effect,
(ii) any damage, destruction or loss (whether or not covered by insurance) with respect to any property or asset of Paramount or any Paramount Subsidiary and having, individually or in the aggregate, a Paramount Material Adverse Effect,
(iii) any change by Paramount in its accounting methods, principles or practices, (iv) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of Paramount or any Paramount Subsidiary or any redemption, purchase or other acquisition of any of their respective securities other than regular quarterly dividends on the shares of Paramount Common Stock not in excess of $.20 per share and dividends by a Paramount Subsidiary to Paramount and other than to fund pre-established Paramount Plans and dividend reinvestment plans, or (v) other than as set forth in Section 3.3 and pursuant to the plans, programs or arrangements referred to in Section 3.10 and other than in the ordinary course of business consistent with past practice, any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any officers or key employees of Paramount or any Paramount Subsidiary.

     SECTION 3.9. Absence of Litigation. Except as set forth in Section 3.9 of the Paramount Disclosure Schedule or except as disclosed in the Paramount SEC Reports filed with the SEC prior to the date of this Agreement, there is no claim, action, proceeding or investigation pending or, to the best knowledge of Paramount, threatened against Paramount or any Paramount Subsidiary, or any property or asset of Paramount or any Paramount Subsidiary, before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, which, individually or in the aggregate, is reasonably likely to have a Paramount Material Adverse Effect. Except as disclosed in the Paramount SEC Reports filed with the SEC prior to the date of this Agreement, neither Paramount nor any Paramount Subsidiary nor any property or asset of Paramount or any Paramount Subsidiary is subject to any order, writ, judgment, injunction, decree, determination or award having or reasonably likely to have, individually or in the aggregate, a Paramount Material Adverse Effect.

     SECTION 3.10. Employee Benefit Plans. With respect to all the employee benefit plans, programs and arrangements maintained for the benefit of any current or former employee, officer or director of Paramount or any Paramount Subsidiary (the "Paramount Plans"), except as set forth in Section 3.10 of the Paramount Disclosure Schedule or the Paramount SEC Reports and except as would not, individually or in the aggregate, have a Paramount Material Adverse Effect:
(i) each Paramount Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service (the "IRS") that it is so qualified and nothing has occurred since the date of such letter that could reasonably be expected to affect the qualified status of such

Paramount Plan; (ii) each Paramount Plan has been operated in all respects in accordance with its terms and the requirements of applicable law; (iii) neither Paramount nor any Paramount Subsidiary has incurred any direct or indirect liability under, arising out of or by operation of Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in connection with the termination of, or withdrawal from, any Paramount Plan or other retirement plan or arrangement, and no fact or event exists that could reasonably be expected to give rise to any such liability; and (iv) Paramount and the Paramount Subsidiaries have not incurred any liability under, and have complied in all material respects with, the Worker Adjustment Retraining Notification Act, and no fact or event exists that could give rise to liability under such act. Except as set forth in Section 3.10 of the Paramount Disclosure Schedule or the Paramount SEC Reports, the aggregate accumulated benefit obligations of each Paramount Plan subject to Title IV of ERISA (as of the date of the most recent actuarial valuation prepared for such Paramount Plan) do not exceed the fair market value of the assets of such Paramount Plan (as of the date of such valuation).

     SECTION 3.11. Trademarks, Patents and Copyrights. Paramount and the Paramount Subsidiaries own or possess adequate licenses or other valid rights to use all material patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, service marks, trade secrets, applications for trademarks and for service marks, know-how and other proprietary rights and information used or held for use in connection with the business of Paramount and the Paramount Subsidiaries as currently conducted or as contemplated to be conducted, and Paramount is unaware of any assertion or claim challenging the validity of any of the foregoing which, individually or in the aggregate, would have a Paramount Material Adverse Effect. The conduct of the business of Paramount and the Paramount Subsidiaries as currently conducted does not conflict in any way with any patent, patent right, license, trademark, trademark right, trade name, trade name right, service mark or copyright of any third party that, individually or in the aggregate, would have a Paramount Material Adverse Effect. To the best knowledge of Paramount, there are no infringements of any proprietary rights owned by or licensed by or to Paramount or any Paramount Subsidiary which, individually or in the aggregate, would have a Paramount Material Adverse Effect.

     SECTION 3.12. Taxes. Paramount and the Paramount Subsidiaries have timely filed all federal, state, local and foreign tax returns and reports required to be filed by them through the date hereof and shall timely file all returns and reports required on or before the Effective Time, except for such returns and reports the failure of which to file timely would not, individually or in the aggregate, have a Paramount Material Adverse Effect. Such reports and returns are and will be true, correct and complete, except for such failure to be true, correct and complete as would not, individually or in the aggregate, have a Paramount Material Adverse Effect. Paramount and the Paramount Subsidiaries have paid and discharged all federal, state, local and foreign taxes due from them, other than such taxes that are being contested in good faith by appropriate proceedings and are adequately reserved as shown in the audited consolidated balance sheet of Paramount dated October 31, 1992 (the "Paramount 1992 Balance Sheet") and its most recent quarterly financial statements, except for such failures to so pay and discharge which would not, individually or in the aggregate, have a Paramount Material Adverse Effect. Neither the IRS nor any other taxing authority or agency, domestic or foreign, is now asserting or, to the best knowledge of Paramount, threatening to assert against Paramount or any Paramount Subsidiary any deficiency or material claim for additional taxes or interest thereon or penalties in connection therewith which, if such deficiencies or claims were finally resolved against Paramount and the Paramount Subsidiaries would, individually or in the aggregate, have a Paramount Material Adverse Effect. The accruals and reserves for taxes (including interest and penalties, if any, thereon) reflected in the Paramount 1992 Balance Sheet and the most recent quarterly financial statements are adequate in accordance with generally accepted accounting principles, except where the failure to be adequate would not have a Paramount Material Adverse Effect. Paramount and the Paramount Subsidiaries have withheld or collected and paid over to the appropriate governmental authorities or are properly holding for such payment all taxes required by law to be withheld or collected, except for such failures to have so withheld or collected and paid over or to be so holding for payment which would not, individually or in the aggregate, have a Paramount Material Adverse Effect. There are no material liens for taxes upon the assets of Paramount or the Paramount Subsidiaries, other than liens for current taxes not yet due and payable and liens for taxes that are being contested in good faith by appropriate proceedings. Neither Paramount nor any Paramount Subsidiary has agreed to or is required to make any adjustment under Section 481(a) of the Code. Neither Paramount nor any Paramount Subsidiary has made an election under
Section 341(f) of the Code. For purposes of this Section 3.12, where a determination of whether a failure by Paramount or a Paramount Subsidiary to comply with the representations herein has a Paramount Material Adverse Effect is necessary, such determination shall be made on an aggregate basis with all other failures within this Section 3.12.

     SECTION 3.13. Amendment to Rights Agreement. (a) The Board of Directors of Paramount has taken all necessary action to amend the Rights Agreement, dated as of September 7, 1988, as amended, between Paramount and Manufacturers Hanover Trust Company, as Rights Agent (the "Rights Agreement") so that (i) none of the execution or delivery of this Agreement, the exchange of the shares of Paramount Common Stock for the shares of Viacom Class B Common Stock and CVRs, Viacom Merger Debentures, Warrants and cash in accordance with Article II or the making of the Offer will cause (A) the rights (the "Rights") issued pursuant to the Rights Agreement to become exercisable under the Rights Agreement, (B) Viacom or any of the Viacom Subsidiaries to be deemed an "Acquiring Person" (as defined in the Rights Agreement), or (C) the "Stock Acquisition Date" (as defined in the Rights Agreement) to occur upon any such event and (ii) the "Expiration Date" (as defined in the Rights Agreement) of the Rights shall occur immediately prior to the Effective Time. Paramount agrees to take all necessary action to amend the Rights Agreement so that the consummation of the Offer, on the terms permitted hereunder, will not cause any of the effects referred to in Section
3.13 (a)(i)(A), (B) or (C) to occur; provided, however, that Paramount shall not be required to make such amendments to the Rights Agreement if (i) Viacom has not performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the consummation of the Offer or (ii) Paramount obtains and there is in force from the Delaware Court of Chancery an order permanently, preliminarily or temporarily declaring that the making of such amendments to the Rights Agreement would be contrary to the fiduciary duties of the Board of Directors of Paramount. Notwithstanding anything else contained herein, in no event shall the Board of Directors of Paramount make an amendment of the Rights Agreement in favor of the Other Offeror or any other person without making such amendments in favor of Viacom; provided that Paramount will not be obligated to make such amendments for Viacom if Viacom has become obligated to terminate its Offer pursuant to Section 2.5 of this Agreement.

     (b) The "Distribution Date" (as defined in the Rights Agreement) has not occurred.

     SECTION 3.14. Opinion of Financial Advisor. Paramount has received the opinion of Lazard Freres & Co., dated February 4, 1994, to the effect that, as of such date, the consideration to be received by the stockholders of Paramount pursuant to the offer and the Merger, taken together, is fair to such stockholders from a financial point of view, a copy of which opinion will be delivered to Viacom promptly upon receipt.

     SECTION 3.15. Vote Required. The affirmative vote of the holders of a majority of the outstanding shares of Paramount Common Stock is the only vote of the holders of any class or series of Paramount capital stock necessary to approve the Merger.

     SECTION 3.16. Brokers. No broker, finder or investment banker (other than Lazard Freres & Co.) is entitled to any brokerage, finder's or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Paramount. Paramount has heretofore furnished to Viacom a complete and correct copy of all agreements between Paramount and Lazard Freres & Co. pursuant to which such firm would be entitled to any payment relating to the Transactions.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF VIACOM

     Viacom hereby represents and warrants to Paramount that:

     SECTION 4.1. Organization and Qualification; Subsidiaries. (a) Each of Viacom and each Material Viacom Subsidiary (as defined below) is a corporation, partnership or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority and governmental approvals would not, individually or in the aggregate, have a Viacom Material Adverse Effect (as defined below). Viacom and each Material Viacom Subsidiary is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not, individually or in the aggregate, have a Viacom Material Adverse Effect. The term "Viacom Material Adverse Effect" means any change or effect that is or is reasonably likely to be materially adverse to the business, results of operations or financial condition of Viacom and the Viacom Subsidiaries, taken as a whole; provided, however, where such term qualifies a representation or warranty contained in this Article IV during the period beginning after the date hereof and until the Effective Time, then such term shall mean any change or effect that is or is reasonably likely to be materially adverse to the business or financial condition of Viacom and the Viacom Subsidiaries, taken as a whole.

     (b) Each subsidiary of Viacom (a "Viacom Subsidiary") that constitutes a Significant Subsidiary of Viacom within the meaning of Rule 1-02 of Regulation S-X of the SEC is referred to herein as a "Material Viacom Subsidiary".

     SECTION 4.2. Certificate of Incorporation and By-Laws. Viacom has heretofore made available to Paramount a complete and correct copy of the Certificate of Incorporation and the By-Laws or equivalent organizational documents, each as amended to date, of Viacom and each Material Viacom Subsidiary. Such Certificates of Incorporation, By-Laws and equivalent organizational documents are in full force and effect. Neither Viacom nor any Material Viacom Subsidiary is in violation of any provision of its Certificate of Incorporation, By-Laws or equivalent organizational documents, except for such violations that would not, individually or in the aggregate, have a Viacom Material Adverse Effect.

     SECTION 4.3. Capitalization. The authorized capital stock of Viacom consists of 100,000,000 shares of Viacom Class A Common Stock, (together with the Viacom Class B Common Stock, the "Viacom Common Stock"), 150,000,000 shares of Viacom Class B Common Stock and 100,000,000 shares of Preferred Stock, par value $.01 per share ("Viacom Preferred Stock"), of which 24,000,000 shares have been designated Viacom Series A Preferred Stock (the "Viacom Series A Preferred Stock") and 24,000,000 shares have been designated Viacom Series B Preferred Stock (the "Viacom Series B Preferred Stock"). As of November 30, 1993, (i) 53,449,125 shares of Viacom Class A Common Stock and 67,345,982 shares of Viacom Class B Common Stock were issued and outstanding, all of which were validly issued, fully paid and non-assessable, (ii) no shares were held in the treasury of Viacom, (iii) no shares were held by the Viacom Subsidiaries, and (iv) 224,610 shares of Viacom Class A Common Stock and 3,760,297 shares of Viacom Class B Common Stock were reserved for future issuance pursuant to employee stock options or stock incentive rights granted pursuant to Viacom's 1989 Long-Term Management Incentive Plan and the Viacom Inc. Stock Option Plan for Outside Directors. As of the date hereof, 24,000,000 shares of Viacom Series A Preferred Stock and 24,000,000 shares of Viacom Series B Preferred Stock are issued and outstanding. Except as set forth in this Section 4.3 or as contemplated by this Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Viacom or any Material Viacom Subsidiary or obligating Viacom or any Material Viacom Subsidiary to issue or sell any shares of capital stock of, or other equity interests in, Viacom or any Material Viacom Subsidiary, except for (i) options granted since November 30, 1993 in the ordinary course consistent with past practice, (ii) the reservation of 17,140,800 shares of Viacom Class B Common Stock for issuance upon conversion of shares of Viacom Series B Preferred Stock, (iii) the reservation of 8,570,400 shares of Viacom Class B Common Stock for issuance upon conversion of shares of Viacom Series A Preferred Stock, (iv) the issuance of any securities in connection with the acquisition of Blockbuster Entertainment Corporation, a Delaware corporation ("Blockbuster"), and (v) the reservation of 22,727,273 shares of Viacom Class B Common Stock for issuance upon the consummation of the transactions contemplated by the Subscription Agreement, dated as of January 7, 1994 (the "Blockbuster Subscription Agreement"), between Blockbuster and Viacom. All shares of Viacom Common Stock and other securities subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. Except as set forth in Section
4.3 of the Disclosure Schedule previously delivered by Viacom to Paramount (the "Viacom Disclosure Schedule"), there are no material outstanding contractual obligations of Viacom or any Viacom Subsidiary to repurchase, redeem or otherwise acquire any shares of Viacom Common Stock or any capital stock of any Material Viacom Subsidiary, or make any material investment (in the form of a loan, capital contribution or otherwise) in, any Viacom Subsidiary or any other person, other than the amended and restated subscription agreement dated as of October 21, 1993 between Viacom and Blockbuster, the subscription agreement dated as of October 4, 1993, as amended, between Viacom and NYNEX Corporation and the Blockbuster Subscription Agreement. Each outstanding share of capital stock of each Material Viacom Subsidiary is duly authorized, validly issued, fully paid and nonassessable and each such share owned by Viacom or another Viacom Subsidiary is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Viacom's or such other Viacom Subsidiary's voting rights, charges and other encumbrances of any nature whatsoever. If and when the Warrants are exercised for Viacom Class B Common Stock in accordance with the terms of the Warrants, such shares of Viacom Class B Common Stock issued upon such exercise will be duly authorized, validly issued, fully paid and non-assessable, and the holders of outstanding shares of capital stock of Viacom are not entitled to any preemptive or other rights with respect to the Warrants or the Viacom Class B Common Stock issued upon such exercise. The Viacom Merger Debentures will be duly authorized, and when the Viacom Merger Debentures have been duly executed, authenticated, issued and delivered in the Merger pursuant to the terms of this Agreement and the Indenture pursuant to which they are issued (the "Viacom Merger Debenture Indenture") between Viacom and the trustee thereunder (the "Merger Debenture Trustee"), such Viacom Merger Debentures will then constitute valid and legal binding obligations of Viacom entitled to the benefits provided by the Viacom Merger Debenture Indenture. Prior to the Effective Time, the Viacom Merger Debenture Indenture will have been duly authorized by Viacom, duly qualified under the Trust Indenture Act of 1939 and, when duly executed and delivered by Viacom and the Merger Debenture Trustee, will constitute a valid and binding instrument of Viacom enforceable in accordance with its terms. The shares of Viacom Exchange Preferred Stock initially issuable upon the exchange of the Viacom Merger Debentures will, if issued, be duly authorized, validly issued, fully paid, non-assessable and free of pre-emptive rights. The Viacom Exchange Debentures initially issuable upon exchange of the Viacom Exchange Preferred Stock for such Viacom Exchange Debentures will be duly authorized; and when the Viacom Exchange Debentures have been duly executed, authenticated, issued and delivered in exchange for the Viacom Exchange Preferred Stock in accordance with the terms of the Viacom Exchange Debentures and the Indenture pursuant to which they are issued (the "Viacom Exchange Debenture Indenture") between Viacom and the trustee thereunder (the "Exchange Debenture Trustee"), such Viacom Exchange Debentures will then constitute valid and legal binding obligations of Viacom entitled to the benefits provided by the Viacom Exchange Debenture Indenture. By the date of issuance of the Viacom Exchange Preferred Stock, the Viacom Exchange Debenture Indenture will have been duly authorized by Viacom, duly qualified under the Trust Indenture Act of 1939, and, when duly executed and delivered by Viacom and the Exchange Debenture Trustee, will constitute a valid and binding instrument of Viacom enforceable in accordance with its terms. Upon their issuance, the Warrants and the CVRs shall each constitute legal, valid and binding obligations of Viacom enforceable in accordance with their terms.

     SECTION 4.4. Authority Relative to This Agreement. Viacom has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Viacom and the consummation by Viacom of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and the Voting Agreement has been approved by the Viacom Board of Directors for purposes of Section 203 of Delaware Law and no other corporate proceedings on the part of Viacom are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than, with respect to the Merger (including the issuance of, to the extent required by law, the Viacom Class B Common Stock, the Viacom Merger Debentures, the CVRs, the Warrants, the Viacom Exchange Preferred Stock and the Viacom Exchange Debentures), the approval by the holders of a majority of the then outstanding shares of Viacom Class A Common Stock of (i) this Agreement and the Merger and (ii) to the extent such matters have not been previously voted upon and approved by the holders of the Viacom Class A Common Stock, the amendment to Viacom's certificate of incorporation necessary to increase (x) the shares of authorized Class B Viacom Common Stock to a number not less than the number sufficient to consummate the issuance of shares of Viacom Common Stock contemplated under this Agreement (including such shares issuable upon the exercise of the Warrants and, if applicable, in connection with the CVRs) and (y) the size of the Board of Directors of Viacom to a number not less than 13 (collectively, the "Viacom Vote Matter"; and the amendments to Viacom's Restated Certificate of Incorporation described in clauses (ii)(x) and
(y) above being, collectively, the "Viacom Certificate Amendments"), and the filing and recordation of the foregoing amendment to Viacom's Restated Certificate of Incorporation and appropriate merger documents as required by Delaware Law). This Agreement has been duly and validly executed and delivered by Viacom and, assuming the due authorization, execution and delivery by Paramount, constitutes a legal, valid and binding obligation of Viacom, enforceable against Viacom in accordance with its terms.

     SECTION 4.5. No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by Viacom does not, and the performance of the transactions contemplated hereby by Viacom will not, (i) conflict with or violate the Certificate of Incorporation or By-Laws or equivalent organizational documents of Viacom or any Material Viacom Subsidiary, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Viacom or any Viacom Subsidiary or by which any property or asset of Viacom or any Viacom Subsidiary is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in the loss of a material benefit under or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Viacom or any Viacom Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Viacom or any Viacom Subsidiary is a party or by which Viacom or any Viacom Subsidiary or any property or asset of Viacom or any Viacom Subsidiary is bound or affected, except in the case of clauses (ii) and (iii) of this Section 4.5, for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay consummation of the Merger in any material respect, or otherwise prevent Viacom from performing its obligations under this Agreement in any material respect, and would not, individually or in the aggregate, have a Viacom Material Adverse Effect.

     (b) The execution and delivery of this Agreement by Viacom does not, and the performance of this Agreement by Viacom will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) for (A) applicable requirements, if any, of the

Exchange Act, Securities Act, Trust Indenture Act of 1939, state securities or Blue Sky Laws and state takeover laws, (B) the pre-merger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR Act"), (C) applicable requirements of the Communications Act, and of state and local governmental authorities, including state and local authorities granting franchises to operate cable systems, (D) applicable requirements of the Investment Canada Act of 1985 and the Competition Act (Canada), (E) filing and recordation of appropriate merger documents and the Viacom Certificate Amendments as required by Delaware Law and (F) applicable requirements, if any, of any non-United States competition, antitrust and investment laws and (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay consummation of the Merger in any material respect, or otherwise prevent Viacom from performing its obligations under this Agreement in any material respect, and would not, individually or in the aggregate, have a Viacom Material Adverse Effect.

     SECTION 4.6. Compliance. Neither Viacom nor any Viacom Subsidiary is in conflict with, or in default or violation of, (i) any law, rule, regulation, order, judgment or decree applicable to Viacom or any Viacom Subsidiary or by which any property or asset of Viacom or any Viacom Subsidiary is bound or affected, or (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Viacom or any Viacom Subsidiary is a party or by which Viacom or any Viacom Subsidiary or any property or asset of Viacom or any Viacom Subsidiary is bound or affected, except for any such conflicts, defaults or violations that would not, individually or in the aggregate, have a Viacom Material Adverse Effect.

     SECTION 4.7. SEC Filings; Financial Statements. (a) Viacom has filed all forms, reports and documents required to be filed by it with the SEC since December 31, 1990, and has heretofore made available to Paramount, in the form filed with the SEC (excluding any exhibits thereto), (i) its Annual Reports on Form 10-K for the fiscal years ended December 31, 1990, 1991 and 1992, respectively, (ii) its Quarterly Reports on Form 10-Q for the periods ended March 31, 1993, June 30, 1993 and September 30, 1993, (iii) all proxy statements relating to Viacom's meetings of stockholders (whether annual or special) held since January 1, 1991 and (iv) all other forms, reports and other registration statements (other than Quarterly Reports on Form 10-Q not referred to in clause
(ii) above and preliminary materials) filed by Viacom with the SEC since December 31, 1990 (the forms, reports and other documents referred to in clauses
(i), (ii), (iii), and (iv) above being referred to herein, collectively, as the "Viacom SEC Reports"). The Viacom SEC Reports and any other forms, reports and other documents filed by Viacom with the SEC after the date of this Agreement
(x) were or will be prepared in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (y) did not at the time they were filed, or will not at the time they are filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Viacom Subsidiary (other than Viacom International Inc., a Delaware corporation ("Viacom International")) is required to file any form, report or other document with the SEC.

     (b) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Viacom SEC Reports was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and each fairly presented the consolidated financial position, results of operations and cash flows of Viacom and the consolidated Viacom Subsidiaries as at the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which were not and are not expected, individually or in the aggregate, to be material in amount).

     (c) Except as and to the extent set forth in the Viacom SEC Reports filed with the SEC prior to the date of this Agreement, Viacom and the Viacom Subsidiaries do not have any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise) other than liabilities and obligations which would not, individually or in the aggregate, have a Viacom Material Adverse Effect.

     SECTION 4.8. Absence of Certain Changes or Events. Since December 31, 1992, except as contemplated by this Agreement, any actions taken by Viacom in order to consummate the acquisition of Blockbuster, or any actions taken by Viacom in order to consummate the transactions contemplated by the Blockbuster Subscription Agreement, as set forth in Section 4.8 of the Viacom Disclosure Schedule or disclosed in any Viacom SEC Report filed since December 31, 1992 and prior to the date of this Agreement, Viacom and the Viacom Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since December 31, 1992 there has not been
(i) as of the date hereof, any change, occurrence or circumstance in the business, results of operations or financial condition of Viacom or any Viacom Subsidiary having, individually or in the aggregate, a Viacom Material Adverse Effect, (ii) any damage, destruction or loss (whether or not covered by insurance) with respect to any property or asset of Viacom or any Viacom Subsidiary and having, individually or in the aggregate, a Viacom Material Adverse Effect, (iii) any change by Viacom in its accounting methods, principles or practices, (iv) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of Viacom or any Viacom Subsidiary or any redemption, purchase or other acquisition of any of their respective securities other than dividends by a Viacom Subsidiary to Viacom or (v) other than as set forth in Section 4.3 and pursuant to the plans, programs or arrangements referred to in Section 4.10, other than in the ordinary course of business consistent with past practice and other than as contemplated by the Agreement and Plan of Merger, dated as of January 7, 1994 (the "Blockbuster Merger Agreement"), between Blockbuster and Viacom, any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any officers or key employees of Viacom or any Viacom Subsidiary, except for the establishment of the Viacom Inc. Stock Option Plan for Outside Directors and the grant of options to purchase an aggregate of 5,000 shares thereunder.

     SECTION 4.9. Absence of Litigation. Except as disclosed in the Viacom SEC Reports filed with the SEC prior to the date of this Agreement there is no claim, action, proceeding or investigation pending or, to the best knowledge of Viacom, threatened against Viacom or any Viacom Subsidiary, or any property or asset of Viacom or any Viacom Subsidiary, before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, which individually or in the aggregate, is reasonably likely to have a Viacom Material Adverse Effect. Except as disclosed in the Viacom SEC Reports filed with the SEC prior to the date of this Agreement, neither Viacom nor any Viacom Subsidiary nor any property or asset of Viacom or any Viacom Subsidiary is subject to any order, writ, judgment, injunction, decree, determination or award having or reasonably likely to have, individually or in the aggregate, a Viacom Material Adverse Effect.

     SECTION 4.10. Employee Benefit Plans. With respect to all the employee benefit plans, programs and arrangements maintained for the benefit of any current or former employee, officer or director of Viacom or any Viacom Subsidiary (the "Viacom Plans"), except as set forth in Section 4.10 of the Viacom Disclosure Schedule or the Viacom SEC Reports and except as would not, individually or in the aggregate, have a Viacom Material Adverse Effect: (i) none of the Viacom Plans is a multiemployer plan within the meaning of ERISA;
(ii) none of the Viacom Plans promises or provides retiree medical or life insurance benefits to any person; (iii) each Viacom Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS that it is so qualified and nothing has occurred since the date of such letter that could reasonably be expected to affect the qualified status of such Viacom Plan; (iv) each Viacom Plan has been operated in all respects in accordance with its terms and the requirements of applicable law; (v) neither Viacom nor any Viacom Subsidiary has incurred any direct or indirect liability under, arising out of or by operation of Title IV of ERISA in connection with the termination of, or withdrawal from, any Viacom Plan or other retirement plan or arrangement, and no fact or event exists that could reasonably be expected to give rise to any such liability; and (vi) Viacom and the Viacom Subsidiaries have not incurred any liability under, and have complied in all respects with, the Worker Adjustment Retraining Notification Act, and no fact or event exists that could give rise to liability under such Act. Except as set forth in Section 4.10 of the Viacom Disclosure Schedule or the Viacom SEC Reports, the aggregate accumulated benefit obligations of each Viacom Plan subject to Title IV of ERISA (as of the date of the most recent actuarial valuation prepared for such Viacom
Plan) do not exceed the fair market value of the assets of such Viacom Plan (as of the date of such valuation).

     SECTION 4.11. Trademarks, Patents and Copyrights. Viacom and the Viacom Subsidiaries own or possess adequate licenses or other valid rights to use all material patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, service marks, trade secrets, applications for trademarks and for service marks, know-how and other proprietary rights and information used or held for use in connection with the business of Viacom and the Viacom Subsidiaries as currently conducted or as contemplated to be conducted, and Viacom is unaware of any assertion or claim challenging the validity of any of the foregoing which, individually or in the aggregate, would have a Viacom Material Adverse Effect. The conduct of the business of Viacom and the Viacom Subsidiaries as currently conducted does not conflict in any way with any patent, patent right, license, trademark, trademark right, trade name, trade name right, service mark or copyright of any third party that, individually or in the aggregate, would have a Viacom Material Adverse Effect.

     SECTION 4.12. Taxes. Viacom and the Viacom Subsidiaries have timely filed all federal, state, local and foreign tax returns and reports required to be filed by them through the date hereof and shall timely file all returns and reports required on or before the Effective Time, except for such returns and reports the failure of which to file timely would not, individually or in the aggregate, have a Viacom Material Adverse Effect. Such reports and returns are and will be true, correct and complete, except for such failures to be true, correct and complete as would not, individually or in the aggregate, have a Viacom Material Adverse Effect. Viacom and the Viacom Subsidiaries have paid and discharged all federal, state, local and foreign taxes due from them, other than such taxes that are being contested in good faith by appropriate proceedings and are adequately reserved as shown in the audited consolidated balance sheet of Viacom dated December 31, 1992 (the "Viacom 1992 Balance Sheet") and its most recent quarterly financial statements, except for such failures to so pay and discharge which would not, individually or in the aggregate, have a Viacom Material Adverse Effect. Neither the IRS nor any other taxing authority or agency, domestic or foreign, is now asserting or, to the best knowledge of Viacom, threatening to assert against Viacom or any Viacom Subsidiary any deficiency or material claim for additional taxes or interest thereon or penalties in connection therewith which, if such deficiencies or claims were finally resolved against Viacom and the Viacom Subsidiaries would, individually or in the aggregate, have a Viacom Material Adverse Effect. The accruals and reserves for taxes (including interest and penalties, if any, thereon) reflected in the Viacom 1992 Balance Sheet and the most recent quarterly financial statements are adequate in accordance with generally accepted accounting principles, except where the failure to be adequate would not have a Viacom Material Adverse Effect. Viacom and the Viacom Subsidiaries have withheld or collected and paid over to the appropriate governmental authorities or are properly holding for such payment all taxes required by law to be withheld or collected, except for such failures to have so withheld or collected and paid over or to be so holding for payment which would not, individually or in the aggregate, have a Viacom Material Adverse Effect. There are no material liens for taxes upon the assets of Viacom or the Viacom Subsidiaries, other than liens for current taxes not yet due and payable and liens for taxes that are being contested in good faith by appropriate proceedings. Neither Viacom nor any Viacom Subsidiary has agreed to or is required to make any adjustment under
Section 481(a) of the Code. Neither Viacom nor any Viacom Subsidiary has made an election under Section 341(f) of the Code. For purposes of this Section 4.12, where a determination of whether a failure by Viacom or a Viacom Subsidiary to comply with the representations herein has a Viacom Material Adverse Effect is necessary, such determination shall be made on an aggregate basis with all other failures within this Section 4.12.

     SECTION 4.13. Opinion of Financial Advisor. Viacom has received the opinion of Smith Barney Shearson Inc., dated February 1, 1994, to the effect that, as of such date, the financial terms of the proposed acquisition by Viacom of Paramount are fair from a financial point of view to Viacom and its stockholders. A copy of such opinion will be delivered to Paramount promptly.

     SECTION 4.14. Vote Required. The affirmative vote of the holders of a majority of the outstanding shares of Viacom Class A Common Stock is the only vote of the holders of any class or series of Viacom capital stock necessary to approve the Viacom Vote Matter.

     SECTION 4.15. Ownership of Paramount Common Stock. As of the date of this Agreement and based on the number of issued and outstanding shares of Paramount Common Stock as of September 3, 1993 set forth in Section 3.3, Viacom and its affiliates beneficially own, in the aggregate, less than five percent of the issued and outstanding shares of Paramount Common Stock.

     SECTION 4.16. Brokers. No broker, finder or investment banker (other than Smith Barney Shearson Inc., Goldman Sachs & Co. and Bear, Stearns & Co. Inc.) is entitled to any brokerage, finder's or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Viacom. Viacom has heretofore furnished to Paramount a complete and correct copy of all agreements between Viacom and each of Smith Barney Shearson Inc., Goldman Sachs & Co. and Bear, Stearns & Co. Inc. pursuant to which each such firm would be entitled to any payment relating to the Transactions.

     SECTION 4.17. Financing. Viacom has delivered to Paramount binding commitments or agreements to obtain the financing in contemplation of the Transactions (the "Financing") in an amount sufficient, together with the Viacom Class B Common Stock, the Viacom Merger Preferred Stock, the CVRs and Warrants, to acquire all the shares of Paramount Common Stock in the Offer and the Merger and to pay all related contemplated fees and expenses. Viacom knows of no fact or circumstance (including the obligations of Viacom under this Agreement) that is reasonably likely to result in the inability of Viacom to receive the proceeds from such Financing.

     SECTION 4.18. Purchases of Securities. Since September 12, 1993, neither Viacom nor, to Viacom's knowledge, its affiliates have purchased or sold shares of Viacom Class A Common Stock or Viacom Class B Common Stock and neither Viacom nor, to Viacom's knowledge, its affiliates have any knowledge of any such trading.

     SECTION 4.19. Representations in Blockbuster Merger Agreement. Viacom hereby confirms that the representations and warranties contained in Sections 3.07, 3.08 and 3.09 of the Blockbuster Merger Agreement shall be true and correct as of the date hereof and as of the date of consummation of the Offer, except as would not have a material adverse effect on the financial condition of Paramount, Viacom and Blockbuster and their subsidiaries taken as a whole.

                                   ARTICLE V

                    CONDUCT OF BUSINESSES PENDING THE MERGER

     SECTION 5.1. Conduct of Respective Businesses by Paramount and Viacom Pending the Merger Each of Paramount and Viacom covenants and agrees that, between the date of this Agreement and the Effective Time, unless the other party shall have consented in writing (such consent not to be unreasonably withheld) and, except, in the case of Viacom, for actions taken by Viacom in order to consummate (x) the acquisition of Blockbuster and (y) the transactions contemplated by the Blockbuster Subscription Agreement, the businesses of each of Paramount and Viacom and their respective subsidiaries shall, in all material respects, be conducted in, and each of Paramount and Viacom and their respective subsidiaries shall not take any material action except in, the ordinary course of business, consistent with past practice; and each of Paramount and Viacom shall use its reasonable best efforts to preserve substantially intact its business organization, to keep available the services of its and its subsidiaries' current officers, employees and consultants and to preserve its and its subsidiaries' relationships with customers, suppliers and other persons with which it or any of its subsidiaries has significant business relations. By way of amplification and not limitation, except (i) as contemplated by this Agreement (including, without limitation, the making of the Offer and Section 6.16), (ii) for any actions taken by Viacom in order to consummate the acquisition of Blockbuster, (iii) for any actions taken by Viacom in order to consummate the transactions contemplated by the Blockbuster Subscription Agreement or (iv) as set forth on Section 5.1 of the Paramount Disclosure Schedule or Section 5.1 of the Viacom Disclosure Schedule, neither Viacom nor Paramount nor any of their respective subsidiaries shall, between the date of this Agreement and the Effective Time, directly or indirectly do, or propose or agree to do, any of the following without the prior written consent of the other (provided that the following restrictions shall not apply to any subsidiaries which Paramount or Viacom, as the case may be, do not control):

          (a) amend or otherwise change the Certificate of Incorporation or By-Laws of Viacom or Paramount (except, with respect to Viacom, the Viacom Certificate Amendments and the Certificate of Designations to be filed with the Secretary of State of the State of Delaware in respect of the Viacom Merger Preferred Stock);

          (b) issue, sell, pledge, dispose of, grant, encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, (i) any shares of capital stock of any class of it or any of its subsidiaries, or any options (other than the grant of options in the ordinary course of business consistent with past practice to employees who are not executive officers of Paramount or Viacom), warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of it or any of its subsidiaries (other than the issuance of shares of capital stock in connection with any dividend reinvestment plan or by any Paramount Plan with an employee stock fund or employee stock ownership plan feature, consistent with applicable securities laws or the exercise of options, warrants or other similar rights, or conversion of convertible preferred stock outstanding as of the date of this Agreement and in accordance with the terms of such options, warrants or rights in effect on the date of this Agreement or otherwise permitted to be granted pursuant to this Agreement) or (ii) any assets of it or any of its subsidiaries, except for sales in the ordinary course of business or which, individually do not exceed $10,000,000 or which, in the aggregate, do not exceed $25,000,000;

          (c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, except (i) in the case of Viacom, with respect to the Series A Preferred Stock and the Series B Preferred Stock, and in the case of Paramount, regular quarterly dividends in amounts not in excess of $.20 per quarter and payable consistent with past practice; provided that, prior to the declaration of any such dividend, Paramount shall consult with Viacom as to the timing and advisability of declaring any such dividend and (ii) dividends declared and paid by a subsidiary of either Paramount or Viacom, each such dividend to be declared and paid in the ordinary course of business consistent with past practice;

          (d) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock other than acquisitions by a dividend reinvestment plan or by any Paramount Plan with an employee stock fund or employee stock ownership plan feature, consistent with applicable securities laws;

          (e) (i) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any corporation, partnership, other business organization or any division thereof or any assets, except for such acquisitions which, individually do not exceed $10,000,000 or which, in the aggregate, do not exceed $25,000,000; (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except (A) for any such indebtedness incurred by Viacom in connection with the Merger or the Offer, (B) the refinancing of existing indebtedness, (C) borrowings under commercial paper programs in the ordinary course of business, (D) borrowings under existing bank lines of credit in the ordinary course of business, (E) which, in the aggregate, do not exceed $25,000,000; or (iii) enter into or amend any contract, agreement, commitment or arrangement with respect to any matter set forth in this Section 5.1(e);

          (f) increase the compensation payable or to become payable to its executive officers or employees, except for increases in the ordinary course of business in accordance with past practices, or grant any severance or termination pay to, or enter into any employment or severance agreement with any director or executive officer of it or any of its subsidiaries, or establish, adopt, enter into or amend in any material respect or take action to accelerate any rights or benefits under any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, executive officer or employee; or

          (g) take any action, other than reasonable and usual actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures.

                                   ARTICLE VI

                              ADDITIONAL COVENANTS

     SECTION 6.1. Access to Information; Confidentiality. (a) From the date hereof to the Effective Time, each of Paramount and Viacom shall (and shall cause its subsidiaries and officers, directors, employees, auditors and agents
to) afford the officers, employees and agents of the other party (the "Respective Representatives") reasonable access at all reasonable times to its officers, employees, agents, properties, offices, plants and other facilities, books and records, and shall furnish such Respective Representatives with all financial, operating and other data and information as may be reasonably requested.

     (b) All information obtained by Paramount or Viacom pursuant to this
Section 6.1 shall be kept confidential in accordance with the confidentiality agreements, dated July 1, 1993 (the "Confidentiality Agreements"), between Paramount and Viacom.

     (c) No investigation pursuant to this Section 6.1 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto.

     SECTION 6.2. Intentionally omitted.

     SECTION 6.3. Directors' and Officers' Indemnification and
Insurance. (a) The Certificate of Incorporation and By-Laws of the Surviving Corporation shall contain the provisions with respect to indemnification set forth in the Certificate of Incorporation and By-Laws of Viacom on the date of this Agreement, which provisions shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of individuals who at any time prior to the Effective Time were directors or officers of Paramount in respect of actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement), unless such modification is required by law.

     (b) From and after the Effective Time, the Surviving Corporation shall indemnify, defend and hold harmless the present and former officers and directors of Paramount (collectively, the "Indemnified Parties") against all losses, expenses, claims, damages, liabilities or amounts that are paid in settlement of, with the approval of the Surviving Corporation (which approval shall not unreasonably be withheld), or otherwise in connection with any claim, action, suit, proceeding or investigation (a "Claim"), based in whole or in part on the fact that such person is or was a director or officer of Paramount and arising out of actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement), in each case to the full extent permitted under Delaware Law (and shall pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the fullest extent permitted under Delaware Law, upon receipt from the Indemnified Party to whom expenses are advanced of the undertaking to repay such advances contemplated by Section 145(e) of Delaware Law).

     (c) Without limiting the foregoing, in the event any Claim is brought against any Indemnified Party (whether arising before or after the Effective
Time) after the Effective Time (i) the Indemnified Parties may retain Paramount's regularly engaged independent legal counsel or other independent legal counsel satisfactory to them, provided that such other counsel shall be reasonably acceptable to the Surviving Corporation, (ii) the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received and (iii) the Surviving Corporation will use its reasonable best efforts to assist in the vigorous defense of any such matter, provided that the Surviving Corporation shall not be liable for any settlement of any Claim effected without its written consent, which consent shall not be unreasonably withheld. Any Indemnified Party wishing to claim indemnification under this Section 6.3 upon learning of any such Claim, shall notify the Surviving Corporation (although the failure so to notify the Surviving Corporation shall not relieve the Surviving Corporation from any liability which the Surviving Corporation may have under this Section 6.3, except to the extent such failure prejudices the Surviving Corporation), and shall deliver to the Surviving Corporation the undertaking contemplated by
Section 145(e) of Delaware Law. The Indemnified Parties as a group may retain no more than one law firm (in addition to local counsel) to represent them with respect to each such matter unless there is, under applicable standards of professional conduct (as determined by counsel to the Indemnified Parties), a conflict on any significant issue between the positions of any two or more Indemnified Parties, in which event such additional counsel as may be required may be retained by the Indemnified Parties.

     (d) For a period of three years after the Effective Time, the Surviving Corporation shall cause to be maintained in effect the current policies of directors' and officers' liability insurance maintained by Paramount (provided that the Surviving Corporation may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous) with respect to claims arising from facts or events which occurred before the Effective Time; provided, however, that in no event shall the Surviving Corporation be required to expend pursuant to this Section 6.3(d) more than an amount equal to 200% of current annual premiums paid by Paramount for such insurance (which premiums Paramount represents and warrants to be $850,000 in the aggregate).

     (e) This Section 6.3 is intended to be for the benefit of, and shall be enforceable by, the Indemnified Parties, their heirs and personal representatives and shall be binding on the Surviving Corporation and its respective successors and assigns.

     SECTION 6.4. Notification of Certain Matters. Paramount shall give prompt notice to Viacom, and Viacom shall give prompt notice to Paramount, of (i) the occurrence, or nonoccurrence, of any event the occurrence, or nonoccurrence, of which would be likely to cause (x) any representation or warranty contained in this Agreement to be untrue or inaccurate or (y) any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied and
(ii) any failure of Paramount or Viacom, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.4 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     SECTION 6.5. Tax Treatment. Each of Paramount and Viacom will use its reasonable best efforts to cause the Forward Merger to qualify as a reorganization under the provisions of Section 368(a) of the Code and to deliver, in connection with the legal opinion referred to in Section 1.1, letters of representation reasonable under the circumstances as to their present intentions and present knowledge.

     SECTION 6.6. Registration Statement; Joint Proxy Statement; Offer Documents and Schedule 14D-9. (a) As promptly as practicable after the execution of this Agreement, Viacom and Paramount shall prepare and file with the SEC an amendment to the joint proxy statement previously filed with the SEC relating to the meetings of Paramount's stockholders and holders of Viacom Class A Common Stock to be held in connection with the Merger (together with any amendments thereof or supplements thereto, the "Proxy Statement") and, as promptly as practicable following consummation of the Offer (or expiration or termination of the Offer without any purchase of shares thereunder), Viacom shall prepare and file with the SEC a registration statement on Form S-4 (together with any amendments thereto, the "Registration Statement") in which the Proxy Statement shall be included as a prospectus, in connection with the registration under the Securities Act of the shares of Viacom Class B Common Stock, the CVRs, the Viacom Merger Debentures and Warrants to be issued to the stockholders of Paramount pursuant to the Merger, the Viacom Exchange Preferred Stock into which such Viacom Merger Debentures are exchangeable, the Viacom Class B Common Stock issuable upon the exercise of the Warrants and the Viacom Exchange Debentures for which such Viacom Exchange Preferred Stock is exchangeable. Each of Paramount and Viacom shall use all reasonable efforts to have or cause the Registration Statement to become effective as promptly as practicable, and shall take all or any action required under any applicable federal or state securities laws in connection with the issuance of shares of Viacom Class B Common Stock, the CVRs, the Viacom Merger Debentures and Warrants pursuant to the Merger. Paramount shall furnish all information concerning Paramount as Viacom may reasonably request in connection with such actions and the preparation of the Registration Statement and Proxy Statement. As promptly as practicable after the Registration Statement shall have become effective, each of Viacom and Paramount shall mail the Proxy Statement to its respective stockholders; provided that no such mailing shall be required while the Offer remains outstanding. The Proxy Statement shall include the recommendation of the Board of Directors of each of Viacom and Paramount in favor of the Merger, unless otherwise necessary due to the applicable fiduciary duties of the respective directors of Viacom and Paramount, as determined by such directors in good faith after consultation with and based upon the advice of independent legal counsel (who may be such party's regularly engaged independent legal counsel).

     (b) The information supplied by Viacom for inclusion in the Registration Statement and the Proxy Statement shall not, at (i) the time the Registration Statement is declared effective, (ii) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of Viacom and Paramount, (iii) the time of each of the Stockholders' Meetings (as defined in Section 6.7), and (iv) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Effective Time any event or circumstance relating to Viacom or any of the Viacom Subsidiaries, or their respective officers or directors, should be discovered by Viacom which should be set forth in an amendment or a supplement to the Registration Statement or Proxy Statement, Viacom shall promptly inform Paramount.

     (c) The information supplied by Paramount for inclusion in the Registration Statement and the Proxy Statement shall not, at (i) the time the Registration Statement is declared effective, (ii) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of Paramount and Viacom, (iii) the time of each of the Stockholders' Meetings, and
(iv) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Effective Time any event or circumstance relating to Paramount or any of the Paramount Subsidiaries, or their respective officers or directors, should be discovered by Paramount which should be set forth in an amendment or a supplement to the Registration Statement or Proxy Statement, Paramount shall promptly inform Viacom.

     (d) Viacom represents and warrants to Paramount that the Offer Documents will not, at the time the Offer Documents are filed with the SEC or are first published, sent or given to stockholders of Paramount, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. The Offer Documents shall comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations thereunder.

     (e) Paramount represents and warrants to Viacom that neither the Schedule 14D-9 nor any information supplied by Paramount for inclusion in the Offer Documents shall, at the respective times the Schedule 14D-9, the Offer Documents or any amendments or supplements thereto are filed with the SEC or are first published, sent or given to stockholders of Paramount, as the case may be, shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. The Schedule 14D-9 shall comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations thereunder.

     SECTION 6.7. Stockholders' Meetings. Paramount shall call and hold a meeting of its stockholders and Viacom shall call and hold a meeting of the holders of the Viacom Class A Common Stock (collectively, the "Stockholders' Meetings") as promptly as practicable for the purpose of voting upon the approval, in the case of Paramount, of the Merger and, in the case of Viacom, of the Viacom Vote Matter (to the extent such matters have not been previously voted upon and approved by the holders of the Viacom Class A Common Stock), and Viacom and Paramount shall use their reasonable best efforts to hold the Stockholders' Meetings on the same day and as soon as practicable after the date on which the Registration Statement becomes effective; provided that neither Paramount nor Viacom shall be required to call or hold a stockholders meeting while the Offer remains outstanding. Paramount shall use its reasonable best efforts to solicit from its stockholders proxies in favor of the approval of the Merger, and Viacom shall use its reasonable best efforts to solicit from its stockholders proxies in favor of the Viacom Vote Matter and each of Paramount and Viacom shall take all other action necessary or advisable to secure the vote or consent of stockholders required by Delaware Law to obtain such approvals, unless otherwise necessary under the applicable fiduciary duties of the respective directors of Paramount and Viacom, as determined by such directors in good faith after consultation with and based upon the advice of independent legal counsel (who may be such party's regularly engaged independent legal counsel).

     SECTION 6.8. Letters of Accountants. (a) Paramount shall use its reasonable best efforts to cause to be delivered to Viacom "comfort" letters of Ernst & Young, Paramount's independent public accountants, dated and delivered the date on which the Registration Statement shall become effective and as of the Effective Time, and addressed to Viacom, in form and substance reasonably satisfactory to Viacom and reasonably customary in scope and substance for letters delivered by independent public accountants in connection with transactions such as those contemplated by this Agreement.

     (b) Viacom shall use its reasonable best efforts to cause to be delivered to Paramount "comfort" letters of Price Waterhouse, Viacom's independent public accountants, dated the date on which the Registration Statement shall become effective and as of the Effective Time, and addressed to Paramount, in form and substance reasonably satisfactory to Paramount and reasonably customary in scope and substance for letters delivered by independent public accountants in connection with transactions such as those contemplated by this Agreement.

     SECTION 6.9. Employee Benefits. The "Continuing Directors" (as such term is defined in certain Paramount Plans, including, without limitation, Paramount's Corporate Annual Performance Plan, Corporate Long-Term Performance Plan, Supplemental Executive Retirement Plan, Non-Qualified Retirement Plan, Retirement Plan for Non-Employee Directors, Deferred Compensation Plan for

Directors and employment agreements with Messrs. Doppelt, Greenberg, Hertlein, Levinson, Meyers and Sherman) prior to the Effective Time shall approve the transactions contemplated by this Agreement, and prior to the Effective Time Paramount and its officers and directors shall take such other actions, or shall forbear from taking any action, as may be necessary to insure that such transactions shall not constitute a "Change in Control" (or other similar event accelerating or triggering changes to benefits or the terms of any Paramount Plan (a "Paramount Triggering Event")) for purposes of any Paramount Plan under which a Change in Control (or other Paramount Triggering Event) may be avoided by action or inaction, as the case may be, by Paramount or any of its officers or directors. Paramount shall not terminate either Paramount's Corporate Annual Performance Plan or Paramount's Long-Term Performance Plan prior to the Effective Time, and shall (a) delay the establishment and announcement of targets for awards under Paramount's Corporate Annual Performance Plan with respect to Paramount's 1994 fiscal year until after the Effective Time, and (b) delay the implementation of a new performance cycle under Paramount's Corporate Long-Term Performance Plan, in each case, until Paramount and Viacom shall review the terms of such Plans after the Effective Time and make such changes as they deem appropriate taking into consideration the effects of the Merger. Viacom shall take or forbear from taking such action as may be necessary to insure that the transactions contemplated by this Agreement shall not constitute a change in ownership or control (or other similar event accelerating or triggering changes to benefits or the terms of any Viacom Plan (a "Viacom Triggering Event")) for purposes of any Viacom Plan under which any such change in ownership or control (or other Viacom Triggering Event) may be avoided by action or inaction, as the case may be, by Viacom or any of its officers or directors.

     SECTION 6.10. Further Action; Reasonable Best Efforts. (a) Upon the terms and subject to the conditions hereof, each of the parties hereto shall (i) make promptly any filings with or applications to the FCC with respect to the Transactions and (ii) use its reasonable best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Transactions, including, without limitation, using its reasonable best efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities and parties to contracts with Viacom and Paramount and their respective subsidiaries as are necessary for the consummation of the Transactions. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall use their reasonable best efforts to take all such action.

     (b) Each party shall use its best efforts to not take any action, or enter into any transaction, which would cause any of its representations or warranties contained in this Agreement to be untrue or result in a breach of any covenant made by it in this Agreement.

     SECTION 6.11. Debt Instruments. Prior to or at the Effective Time, Paramount and each Paramount Subsidiary shall use its reasonable best efforts to prevent the occurrence, as a result of the Merger, the Offer and the other transactions contemplated by this Agreement, of a change in control or any event which constitutes a default (or an event which with notice or lapse of time or both would become a default) under any debt instrument of Paramount or any Paramount Subsidiary, including, without limitation, debt securities registered under the Securities Act.

     SECTION 6.12. Public Announcements. Viacom and Paramount shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any Transaction and shall not issue any such press release or make any such public statement without the prior consent of the other party, which shall not be unreasonably withheld; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may be required by law or any listing agreement with a national securities exchange to which Viacom or Paramount is a party if it has used all reasonable efforts to consult with the other party and to obtain such party's consent but has been unable to do so in a timely manner.

     SECTION 6.13. Listing of Viacom Securities. Viacom shall use its reasonable best efforts to cause the shares of Viacom Class B Common Stock and the Warrants, Viacom Merger Debentures and CVRs to be issued in the Merger to be approved for listing on the AMEX prior to the Effective Time and the Viacom Exchange Preferred Stock and the Viacom Exchange Debentures to be approved for listing on the AMEX prior to the issuance thereof.

     SECTION 6.14. Affiliates of Paramount. Paramount represents and warrants to Viacom that Paramount will promptly deliver to Viacom a letter identifying all persons who may be deemed affiliates of Paramount under Rule 145 of the Securities Act, including, without limitation, all directors and executive officers of Paramount, and Paramount represents and warrants to Viacom that Paramount has advised the persons identified in such letter of the resale restrictions imposed by applicable securities laws. Paramount shall use its reasonable best efforts to obtain from each person identified in such letter a written agreement, substantially in the form of Exhibit 6.14. Paramount shall use its reasonable best efforts to obtain as soon as practicable from any person who may be deemed to have become an affiliate of Paramount after Paramount's delivery of the letter referred to above and prior to the Effective Time, a written agreement substantially in the form of Exhibit 6.14.

     SECTION 6.15. Conveyance Taxes. Viacom and Paramount shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications, or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees, and any similar taxes which become payable in connection with the transactions contemplated hereby that are required or permitted to be filed on or before the Effective Time.

     SECTION 6.16. Rights Agreement. Except as contemplated by this Agreement, the Board of Directors of Paramount shall not amend or modify the Rights Agreement or redeem the Rights prior to the Effective Time except pursuant to the Other Exemption Agreement.

     SECTION 6.17. Assumption of Debt and Leases. With respect to debt issued by Paramount under indentures qualified under the Trust Indenture Act of 1939 ("Paramount Indentures"), Viacom shall execute and deliver to the trustees under the respective Paramount Indentures, Supplemental Indentures, in form satisfactory to the respective trustees, expressly assuming the obligations of Paramount with respect to the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all debt securities issued by Paramount under the respective Indentures and the due and punctual performance of all the terms, covenants and conditions of the respective Paramount Indentures to be kept or performed by Paramount and shall deliver such Supplemental Indentures to the respective trustees under the Paramount Indenture. Viacom shall similarly deliver instruments of assumption to the holders of any debt obligations of, and the lessors of any real property to, Paramount, which debt obligations or leases expressly require such assumption in order for the Merger to comply with the debt instrument or lease.

     SECTION 6.18. Gains Tax. Except as provided in Section 1.7(b), Viacom shall pay any New York State Tax on Gains Derived from Certain Real Property Transfers (the "Gains Tax"), New York State Real Estate Transfer Tax and New York City Real Property Transfer Tax (the "Transfer Taxes") and any similar taxes in any other jurisdiction (and any penalties and interest with respect to such taxes), which become payable in connection with the Offer and the Merger, on behalf of the stockholders of Paramount. Viacom and Paramount shall cooperate in the preparation, execution and filing of any required returns with respect to such taxes (including returns on behalf of the stockholders of Paramount) and in the determination of the portion of the consideration allocable to the real property of Paramount and the Paramount Subsidiaries in New York State and City (or in any other jurisdiction, if applicable). The terms of the Offer to Purchase and of the Proxy Statement shall provide that the stockholders of Paramount shall be deemed to have agreed to be bound by the allocation established pursuant to this Section 6.18 in the preparation of any return with respect to the Gains Tax and the Transfer Taxes and any similar taxes, if applicable.

     SECTION 6.19. Reverse Merger. In the event that a decision is made to structure the Merger as a Reverse Merger pursuant to Section 1.1, Viacom agrees to form Merger Subsidiary as promptly as practicable following such decision and to cause a merger agreement conforming to Section 251 of the Delaware Law and effecting the terms hereof to be adopted by Merger Subsidiary. Paramount agrees in such case to enter into such merger agreement.

     SECTION 6.20. Post-Offer Agreements. In the event that the Offer is consummated and subject to any applicable requirements of the FCC: (a) the affirmative vote of a majority of the directors of Paramount who are directors on the date hereof and continue as directors on the date of the actions described below will be required to amend, modify or waive any provisions of this Agreement, or to approve any other action by Paramount with respect to the transactions contemplated hereby which adversely affect the interests of the stockholders of Paramount; (b) Viacom shall not directly or indirectly cause Paramount to breach its obligations hereunder; and (c) at the Paramount Stockholders' Meeting, Viacom shall cause all shares of Paramount Common Stock then owned by it or its subsidiaries to be voted in favor of the approval and adoption of this Agreement and the transactions contemplated hereby.

     SECTION 6.21. Transactions With Significant Stockholder After the Effective Time. From and after the Effective Time and until the tenth anniversary of the Effective Time, Viacom shall not enter into any agreement with any stockholder (the "Significant Stockholder") who beneficially owns more than 35% of the then outstanding securities entitled to vote at a meeting of the stockholders of Viacom that would constitute a Rule 13e-3 (as such rule is in effect today) transaction under the Exchange Act with respect to any class of common stock of Viacom (any such transaction being a "Going Private Transaction") unless Viacom provides in any agreement pursuant to which such Going Private Transaction shall be effected that, as a condition to the consummation of such Going Private Transaction, (a) the holders of a majority of the shares of each class of common stock subject to such Going Private Transaction and not beneficially owned by the Significant Stockholder that are voted and present (whether in person or by proxy) at the meeting of stockholders called to vote on such Going Private Transaction shall have voted in favor thereof and (b) a special committee (the "Special Committee") of the Board of Directors of Viacom comprised solely of the independent directors of Viacom shall have (i) approved the terms and conditions of the Going Private Transaction and shall have recommended that the stockholders vote in favor thereof and (ii) received from its financial advisor a written opinion addressed to the Special Committee, for inclusion in the proxy statement to be delivered to the stockholders, and dated the date thereof, substantially to the effect that the consideration to be received by the stockholders (other than the Significant Stockholder) in the Going Private Transaction is fair to them from a financial point of view. Notwithstanding anything to the contrary in this Section 6.21, the restrictions contained in this Section 6.21 shall not apply to any Significant Stockholder if there exists another stockholder who beneficially owns a greater percentage of outstanding securities entitled to vote at the meeting than the Significant Stockholder.

     SECTION 6.22. Blockbuster Merger Agreement and Subscription
Agreement. Viacom hereby agrees that, from and after the date of this Agreement, the terms of (i) the Blockbuster Merger Agreement and (ii) the Blockbuster Subscription Agreement shall not, without the consent of Paramount, be amended or waived in any manner that would have a material adverse effect on the value of the aggregate consideration to be received by the Paramount stockholders pursuant to the terms of the Offer and the Merger taken together.

                                  ARTICLE VII

                               CLOSING CONDITIONS

     SECTION 7.1. Conditions to Obligations of Each Party to Effect the
Merger. The respective obligations of each party to effect the Merger and the other transactions contemplated herein shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable law:

          (a) Effectiveness of the Registration Statement. The Registration Statement shall have been declared effective by the SEC under the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or, to the knowledge of Viacom or Paramount, threatened by the SEC.

          (b) Stockholder Approval. This Agreement and the Merger shall have been approved and adopted by the requisite vote of the stockholders of Paramount and the Viacom Vote Matter (to the extent not previously voted upon and approved by the holders of Viacom Class A Common Stock) shall have been approved and adopted by the requisite vote of the stockholders of Viacom.

          (c) No Order. No Governmental Entity or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Merger or any transaction contemplated by this Agreement; provided, however, that the parties shall use their reasonable best efforts to cause any such decree, judgment, injunction or other order to be vacated or lifted.

          (d) AMEX Listing. The shares of Viacom Class B Common Stock and the Warrants, Viacom Merger Debentures and CVRs issuable to stockholders of Paramount in accordance with Article II shall have been authorized for listing on the AMEX upon official notice of issuance.

     SECTION 7.2. Additional Conditions to Obligations of Viacom. The obligations of Viacom to effect the Merger and the transactions contemplated herein are also subject to the following conditions:

          (a) Representations and Warranties. Each of the representations and warranties of Paramount contained in this Agreement (including, without limitation, Section 6.06), without giving effect to any notification to Viacom delivered pursuant to Section 6.4, shall be true and correct as of the Effective Time as though made on and as of the Effective Time, except
     (i) for changes specifically permitted by this Agreement and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, except in any case for such failures to be true and correct which would not, individually or in the aggregate, have a Paramount Material Adverse Effect. Viacom shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Paramount to such effect.

          (b) Agreement and Covenants. Paramount shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time. Viacom shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Paramount to that effect.

          (c) Material Adverse Change. Since the date of this Agreement, there shall have been no change, occurrence or circumstance in the business, results of operations or financial condition of Paramount or any Paramount Subsidiary having or reasonably likely to have, individually or in the aggregate, a material adverse effect on the business, results of operations or financial condition of

     Paramount and the Paramount Subsidiaries, taken as a whole. Viacom shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Paramount to such effect.

Notwithstanding the foregoing, the obligations of Viacom to effect the Merger and the other transactions contemplated herein following prior consummation of the Offer shall not be subject to the conditions set forth in Sections 7.2(a),
(b) and (c).

     SECTION 7.3. Additional Conditions to Obligations of Paramount. The obligation of Paramount to effect the Merger and the other transactions contemplated in this Agreement are also subject to the following conditions:

          (a) Representations and Warranties. Each of the representations and warranties of Viacom contained in this Agreement (including, without limitation, Section 6.6), without giving effect to any notification made by Viacom to Paramount pursuant to Section 6.4, shall be true and correct as of the Effective Time, as though made on and as of the Effective Time, except (i) for changes specifically permitted by this Agreement and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, except in any case for such failures to be true and correct which would not, individually or in the aggregate, have a Viacom Material Adverse Effect. Paramount shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Viacom to such effect.

          (b) Agreements and Covenants. Viacom shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time. Paramount shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Viacom to that effect.

          (c) No Material Adverse Change. Since the date of this Agreement, there shall have been no change, occurrence or circumstance in the business, results of operations or financial condition of Viacom or any Viacom Subsidiary having or reasonably likely to have, individually or in the aggregate, a material adverse effect on the business, results of operations or financial condition of Viacom and the Viacom Subsidiaries, taken as a whole. Paramount shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of Viacom to such effect.

          (d) Amendments to Viacom's Certificate of Incorporation. Viacom shall have filed with the Secretary of State of the State of Delaware a certificate of amendment to Viacom's certificate of incorporation pursuant to which the Viacom Certificate Amendments shall have become effective.

                                  ARTICLE VIII

                       TERMINATION, AMENDMENT AND WAIVER

     SECTION 8.1. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of this Agreement and the Merger by the stockholders of Paramount or the approval by the stockholders of Viacom of the issuance of the shares of Viacom Common Stock in accordance with Article II:

          (a) by mutual consent of Paramount and Viacom;

          (b) by Viacom, prior to consummation of the Offer, upon a breach of any representation, warranty, covenant or agreement on the part of Paramount set forth in this Agreement, or if any representation or warranty of Paramount shall have become untrue, in either case such that the conditions set forth in Section 7.2(a) or Section 7.2(b), as the case may be, would be incapable of being satisfied by July 31, 1994 (or as otherwise extended); provided, that in any case, a wilful breach shall be deemed to cause such conditions to be incapable of being satisfied for purposes of this Section 8.1(b);

          (c) by Paramount, upon a breach of any representation, warranty, covenant or agreement on the part of Viacom set forth in this Agreement, or if any representation or warranty of Viacom shall have become untrue, in either case such that the conditions set forth in Section 7.3(a) or Section 7.3(b), as the case may be, would be incapable of being satisfied by July 31, 1994 (or as otherwise extended); provided, that in any case, a wilful breach shall be deemed to cause such conditions to be incapable of being satisfied for purposes of this Section 8.1(c);

          (d) by either Viacom or Paramount, if any permanent injunction or action by any Governmental Entity preventing the consummation of the Merger shall have become final and nonappealable;

          (e) by either Viacom or Paramount, if the Merger shall not have been consummated before July 31, 1994; provided, however, that this Agreement may be extended by written notice of either Viacom or Paramount to a date not later than September 30, 1994, if the Merger shall not have been consummated as a direct result of Viacom or Paramount having failed by July 31, 1994, to receive all required regulatory approvals or consents with respect to the Merger;

          (f) by either Viacom or Paramount, if this Agreement and the Merger shall fail to receive the requisite vote for approval and adoption by the stockholders of Paramount or Viacom at the Stockholders' Meetings;

          (g) by Viacom, if (i) the Board of Directors of Paramount shall withdraw, modify or change its recommendation of this Agreement, the Merger or the Offer in a manner adverse to Viacom or shall have resolved to do any of the foregoing; provided, that a statement by the Board of Directors of Paramount that it is neutral or unable to take a position with respect to the Offer after the commencement or amendment of a tender offer by a third party shall not be deemed to constitute a withdrawal, modification or change of its recommendation of this Agreement if the Solicitation/Recommendation Statement on Schedule 14D-9 relating to such third party tender offer recommends rejection of such tender offer and the Board of Directors of Paramount reconfirms its recommendation of the Offer on the date of the filing thereof; (ii) the Board of Directors of Paramount shall have recommended to the stockholders of Paramount a Competing Transaction (as defined below); (iii) Viacom has not consummated the Offer and a tender offer or exchange offer for 30% or more of the outstanding shares of capital stock of Paramount is commenced, and the Board of Directors of Paramount recommends that the stockholders of Paramount tender their shares in such tender or exchange offer; or (iv) Viacom has not consummated the Offer and any person shall have acquired beneficial ownership or the right to acquire beneficial ownership of or any "group" (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) shall have been formed which beneficially owns, or has the right to acquire "beneficial ownership" (as defined in the Rights Plan) of, more than 30% of the then outstanding shares of capital stock of Paramount;

          (h) by Paramount, if the Board of Directors of Paramount (x) fails to make or withdraws or modifies its recommendation referred to in Section 2.2(a) or Section 6.6(a) if there exists at such time a tender offer or exchange offer or a proposal by a third party to acquire Paramount pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or other similar transaction or (y) recommends to Paramount's stockholders approval or acceptance of any of the foregoing in each case only if the Board of Directors of Paramount, after consultation with and based upon the advice of independent legal counsel (who may be such party's regularly engaged independent legal counsel), determines in good faith that such action is necessary for the Board of Directors of Paramount to comply with its fiduciary duties to stockholders under applicable law; and

          (i) by Paramount, if due to the occurrence or circumstance that would result in a failure to satisfy any of the conditions set forth in Annex A or otherwise, (A) the Offer shall have expired without the purchase of shares of Paramount Common Stock thereunder or Viacom shall be obligated to terminate the Offer pursuant to Section 2.5 or (B) Viacom shall have failed to accept for payment shares of Paramount Common Stock pursuant to the Offer prior to 9:00 a.m. on the first business day following the Final Expiration Date, unless such failure to accept for payment shares of Paramount Common Stock shall have been caused by or resulted from the failure of Paramount to perform in any material respect its material covenants and agreements contained in this Agreement or resulted from the termination of the Offer pursuant to Section 2.1(c).

     The right of any party hereto to terminate this Agreement pursuant to this
Section 8.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto, any person controlling any such party or any of their respective officers or directors, whether prior to or after the execution of this Agreement. For purposes of this Agreement, "Competing Transaction" shall mean any of the following involving Paramount or any Paramount Subsidiaries: (i) any merger, consolidation, share exchange, business combination, or other similar transaction; (ii) any disposition of 30% or more of the assets of Paramount and the Paramount Subsidiaries, taken as a whole in the single transaction or series of transactions; (iii) any tender offer or exchange offer for 30% or more of the outstanding shares of capital stock of Paramount or the filing of a registration statement under the Securities Act in connection therewith; (iv) any person having acquired beneficial ownership or the right to acquire beneficial ownership of, or any "group" (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) having been formed which beneficially owns or has the right to acquire beneficial ownership of, 30% or more of the then outstanding shares of capital stock of Paramount; or
(v) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

     SECTION 8.2. Effect of Termination. Except as provided in Section 9.1, in the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void, there shall be no liability on the part of Paramount or Viacom or any of their respective officers or directors to the other and all rights and obligations of any party hereto shall cease; provided, however, that (i) nothing herein shall relieve any party from liability for the wilful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement and (ii) if Viacom or Paramount shall terminate this Agreement in accordance with the provisions of Section 8.1, and if Viacom shall continue the Offer, the exemption agreement between the parties dated as of December 22, 1993 shall again become effective.

     SECTION 8.3. Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, further, that, after approval of the Merger by the stockholders of Paramount or Viacom, no amendment, which under applicable law may not be made without the approval of the stockholders of Paramount or Viacom, may be made without such approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

     SECTION 8.4. Waiver. At any time prior to the Effective Time, either party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other party with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

     SECTION 8.5. Fees, Expenses and Other Payments. All costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party which has incurred such costs and expenses; provided, however, that all costs and expenses related to printing, filing and mailing the Registration Statement and the Proxy Statement and all SEC and other regulatory filing fees incurred in connection with the Registration Statement and the Proxy Statement shall be borne equally by Paramount and Viacom.

                                   ARTICLE IX

                               GENERAL PROVISIONS

     SECTION 9.1. Effectiveness of Representations, Warranties and
Agreements. (a) Except as set forth in Section 9.1(b), the representations, warranties and agreements of each party hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any other party hereto, any person controlling any such party or any of their officers or directors, whether prior to or after the execution of this Agreement.

     (b) The representations, warranties and agreements in this Agreement shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Article VIII, except that the agreements set forth in Articles I, II and IX and Sections 6.3 and 6.21 shall survive the Effective Time and those set forth in Sections 2.2(c), 2.3, 6.1(b), 8.2 and 8.5 and Article IX hereof shall survive termination.

     (c) Each of the representations and warranties made in Article III shall be deemed to be made on September 12, 1993 and not made on the date hereof, except for representations and warranties which address matters as of a particular date, provided, that the representations set forth in the last sentence of
Section 3.4, Sections 3.13, 3.14, 4.13 and 4.17 and any representations and warranties with respect to this Agreement, the Merger and the Offer are made on the date hereof.

     (d) Each of Paramount and Viacom agree that nothing herein shall constitute a waiver of any rights, claims or defenses of Viacom or Paramount created by or arising under the Amended and Restated Agreement and Plan of Merger, dated as of October 24, 1993, as subsequently amended, or the Stock Option Agreement, dated as of September 12, 1993, between Paramount and Viacom, as amended by Amendment No. 1 thereto, dated as of October 24, 1993, all of which rights, claims and defenses are hereby expressly reserved.

     SECTION 9.2. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:

     (a) If to Viacom:
       Viacom Inc.
       1515 Broadway
       New York, NY 10036
       Attention: Senior Vice President,
                 General Counsel

       Telecopier No.: (212) 258-6134

       with a copy to:
       Shearman & Sterling
       599 Lexington Avenue
       New York, NY 10022
       Attention: Stephen R. Volk, Esq.
       Telecopier No.: (212) 848-7179

     (b) If to Paramount:
        Paramount Communications Inc.
        15 Columbus Circle
        New York, NY 10023
        Attention: Executive Vice President and
                 General Counsel

        Telecopier No.: (212) 373-8184

        with a copy to:
        Simpson Thacher & Bartlett
        425 Lexington Avenue
        New York, NY 10017
        Attention: Joel S. Hoffman
        Telecopier No.: (212) 455-2502

     SECTION 9.3. Certain Definitions. For purposes of this Agreement, the term:

          (a) "affiliate" means a person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person;

          (b) "beneficial owner" with respect to any shares of Paramount Common Stock means, unless otherwise defined herein, a person who shall be deemed to be the beneficial owner of such shares (i) which such person or any of its affiliates or associates (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) beneficially owns, directly or indirectly, (ii) which such person or any of its affiliates or associates has, directly or indirectly, (A) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise or (B) the right to vote pursuant to any agreement, arrangement or understanding or (iii) which are beneficially owned, directly or indirectly, by any other persons with whom such person or any of its affiliates or associates, or any person with whom such person or any of its affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares;

          (c) "business day" shall have the meaning set forth in Rule 14d-1(c)(6) as promulgated under the Exchange Act;

          (d) "control" (including the terms "controlled", "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise;

          (e) The parties agree that the term "fully diluted basis" as used herein, shall mean giving effect to the shares of Paramount Common Stock then outstanding plus the shares of Paramount Common Stock issuable upon the exercise of the then exercisable stock options;

          (f) The parties agree that the term "Merger", as used herein, may refer to, consistent with the context of such usage, each of the single step merger, the second step merger following the Offer, or both. The parties hereto agree to promptly amend this Agreement subsequent to the execution and delivery thereof to provide for more precise defined terms and usage thereof; and

          (g) "subsidiary" or "subsidiaries" of Paramount, Viacom, the Surviving Corporation or any other person means any corporation, partnership, joint venture or other legal entity of which Paramount, Viacom, the Surviving Corporation or such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     SECTION 9.4. Time Period. In computing any time period hereunder, the computation shall be governed by Rule 14d-1(c)(6) as promulgated under the Exchange Act.

     SECTION 9.5. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 9.6. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     SECTION 9.7. Entire Agreement. This Agreement (together with the Exhibits, the Paramount Disclosure Schedule, the Viacom Disclosure Schedule and the other documents delivered pursuant hereto) and the Confidentiality Agreements constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

     SECTION 9.8. Assignment. This Agreement shall not be assigned by operation of law or otherwise.

     SECTION 9.9. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied (other than the provisions of Section 6.3), is intended to or shall confer upon any person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including to confer third party beneficiary rights; provided, however, nothing in the foregoing shall be deemed to derogate from any rights of the Other Offeror (other than as a third party beneficiary) as against Paramount or its Board with respect to any amendment of this Agreement or failure to enforce the Agreement.

     SECTION 9.10. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     SECTION 9.11. Governing Law. Except to the extent that Delaware Law is mandatorily applicable to the Merger and the rights of the stockholders of Paramount and Viacom, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

     SECTION 9.12. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, Viacom and Paramount have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ATTEST:                                                 VIACOM INC.
By     /s/ KATHERINE B. ROSENBERG         ............  By         /s/ PHILIPPE P. DAUMAN
                 Assistant Secretary                    ......................................................
                                                                        Senior Vice President,
                                                                    General Counsel and Secretary
ATTEST:                                                 PARAMOUNT COMMUNICATIONS INC.
By          /s/ EARL H. DOPPELT

                 Assistant Secretary                    By          /s/ DONALD ORESMAN
                                                        ......................................................
                                                                       Executive Vice President

                                                                         ANNEX A

                            CONDITIONS TO THE OFFER

     Notwithstanding any other provision of the Offer, Viacom shall not be required to accept for payment or pay for any shares of Paramount Common Stock tendered pursuant to the Offer, and may terminate or amend the Offer and may postpone the acceptance for payment of and payment for shares of Paramount Common Stock tendered, if (i) the Minimum Condition shall not have been satisfied, (ii) the Rights Condition shall not have been satisfied, or (iii) at any time on or after the date of this Agreement, and prior to the acceptance for payment of shares of Paramount Common Stock, any of the following conditions shall not exist:

          (a) No Governmental Entity or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Offer, the Merger or any transaction contemplated by the Agreement; provided that Viacom shall have used its reasonable best efforts to cause any such decree, judgment, injunction or other order to be vacated or lifted;

          (b) Each of the representations and warranties of Paramount contained in the Agreement (including, without limitation, Section 6.6), without giving effect to any notification to Viacom delivered pursuant to Section 6.4, shall be true and correct as of the date of consummation of the Offer as though made on and as of such date, except (i) for changes specifically permitted by the Agreement and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, except in any case for such failures to be true and correct which would not, individually or in the aggregate, have a Paramount Material Adverse Effect;

          (c) Paramount shall have performed or complied in all material respects with all agreements and covenants required by the Agreement to be performed or complied with by it on or prior to the date of consummation of the Offer;

          (d) Since December 22, 1993, there shall have been no change, occurrence or circumstance in the business, results of operations or financial condition of Paramount or any Paramount Subsidiary having or reasonably likely to have, individually or in the aggregate, a material adverse effect on the business, results of operations or financial condition of Paramount and the Paramount Subsidiaries, taken as a whole;

          (e) The Agreement shall not have been terminated in accordance with its terms;

          (f) Viacom shall not have terminated the Offer under Sections 2.1(c) or 2.5 of the Agreement;

          (g) Viacom and Paramount shall not have agreed that Viacom shall terminate the Offer or postpone the acceptance for payment of or payment for shares of Paramount Common Stock thereunder;

and, in the reasonable judgment of Viacom in any such case, and regardless of the circumstances (including any action or inaction by Viacom or any of its affiliates) giving rise to any such condition, it is inadvisable to proceed with such acceptance for payment or payment.

     The foregoing conditions are for the sole benefit of Viacom and may be asserted by Viacom regardless of the circumstances giving rise to any such condition or may be waived by Viacom in whole or in part at any time and from time to time in their sole discretion, subject to the terms of this Agreement. The failure by Viacom at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right; the waiver of any such right with respect to particular facts and other circumstances shall not be deemed a waiver with respect to any other facts and circumstances; and each such right shall be deemed an ongoing right that may be asserted at any time and from time to time.

                                                                         ANNEX B

                  PRINCIPAL TERMS OF VIACOM MERGER DEBENTURES

VIACOM MERGER DEBENTURES
Issuer.................................  Viacom.
Interest...............................  8% per annum, payable semi-annually, provided that the initial interest payment date shall be January 1, 1995.
Maturity...............................  12 years from the Effective Time.
Optional Redemption....................  Not redeemable prior to the fifth anniversary of the Effective Time. On and after that date, redeemable, in whole or in part, at the option of
                                           Viacom, initially at a redemption price of 103% of the principal amount thereof and thereafter at prices declining to 100% of the principal amount thereof on the eighth anniversary of the Effective
                                           Time, plus, in each case, all accrued and unpaid interest.
Mandatory Redemption...................  None.
Denomination...........................  Issuable in minimum denominations of $1,000 and integral multiples thereof.
Exchange for Viacom Exchange Preferred   Exchangeable, at the option of Viacom, in whole but not in part, on or
Stock..................................    after the earlier of (i) January 1, 1995, but only if the Blockbuster
                                           Merger has not been consummated by such date, and (ii) the acquisition by a third party of beneficial ownership of a majority of the outstanding voting securities of Blockbuster, into shares of Viacom's
                                           5% Cumulative Exchangeable Preferred Stock (the "Viacom Exchange
                                           Preferred Stock") at the rate of one share of Viacom Exchange
                                           Preferred Stock for each $50 in principal amount of Viacom Merger
                                           Debentures exchanged. At the time of the exchange, dividends on the
                                           Viacom Exchange Preferred Stock will be deemed to have accrued from the date of issuance of the Viacom Merger Debentures, and no accrued interest will be paid with respect to the Viacom Merger Debentures.
Subordination..........................  Subordinated in right of payment to all Senior Indebtedness of Viacom.
                                           Senior Indebtedness of Viacom will be defined as (a) the principal of, premium, if any, and accrued and unpaid interest on (i) indebtedness of Viacom for money borrowed, including all obligations of Viacom under its bank credit facilities, (ii) guarantees by Viacom of indebtedness for money borrowed by any other person, including any guarantees by Viacom of obligations of Viacom International Inc.,
                                           (iii) trade credit of Viacom and indebtedness evidenced by notes, debentures, bonds or other instruments of indebtedness for payment of which Viacom is responsible or liable, by guarantees or otherwise, and
                                           (iv) obligations of Viacom under capital leases, and (b)
                                           modifications, renewals, extensions and refunding of any such indebtedness, obligations or guarantees,

                                           unless it is provided that such indebtedness, obligations or guarantees, or such modifications, renewals, extensions or refundings thereof, are not superior in right of payment to the Viacom Merger
                                           Debentures. No payment on account of principal or interest on the
                                           Viacom Merger Debentures may be made if at the time of such payment there exists a payment default with respect to any Senior
                                           Indebtedness. Upon any distribution of the assets of Viacom upon any dissolution, total or partial liquidation or reorganization of or similar proceeding relating to Viacom, the holders of its Senior
                                           Indebtedness will be entitled to receive payment in full before the
                                           Viacom Merger Debenture holders are entitled to receive any payment.
Events of Default......................  The term "Event of Default" when used in the indenture for the Viacom
                                           Merger Debentures will mean any of the following: (i) failure of
                                           Viacom to pay (whether or not prohibited by the subordination provisions) interest for thirty days on the principal of or any redemption payment on any of the Viacom Merger Debentures, (ii)
                                           failure to perform any other covenant contained in the Indenture for sixty days after notice to Viacom by the trustee (or to Viacom and the trustee by the holders of at least 25% in aggregate principal amount of Viacom Merger Debentures then outstanding) and (iii) certain events of bankruptcy, insolvency or reorganization. Any acceleration of the
                                           Viacom Merger Debentures following an Event of Default shall not be effective until 5 business days after notice of acceleration to holders of Senior Indebtedness under Viacom's bank credit facilities.
VIACOM EXCHANGE PREFERRED STOCK
Dividends..............................  Cumulative from the Effective Time at the annual rate of $2.50 per share of Viacom Exchange Preferred Stock, payable quarterly; provided that, from and after the tenth anniversary of the Effective Time, the annual rate shall increase from $2.50 to $5.00 per share of Viacom Exchange
                                           Preferred Stock.
Liquidation Preference.................  $50.00 per share of Viacom Exchange Preferred Stock, plus accrued and unpaid dividends.
Optional Redemption....................  Not redeemable prior to the fifth anniversary of the Effective Time. On and after that date, redeemable in whole or in part, at the option of
                                           Viacom, initially at a per share redemption price of $52.50 and thereafter at prices declining to $50.00 on and after the tenth anniversary of the Effective Time, plus, in each case, all accrued and unpaid dividends.
Mandatory Redemption...................  None.
Exchange for Viacom Exchange             Exchangeable in whole or in part, at the option of Viacom, on any
Debentures.............................    dividend payment date beginning on and after the third anniversary of the Effective Time, for Viacom's 5% Subordinated Debentures (the
                                           "Viacom Exchange Debentures") at the rate of $50.00 principal amount of Viacom Exchange Debentures for each share of Viacom Exchange

                                           Preferred Stock. Viacom may effect such exchange only if all accrued and unpaid dividends on the Viacom Exchange Preferred Stock have been paid.
Voting Rights..........................  No voting rights except (i) as otherwise required by law and (ii) for the right to elect two additional directors to Viacom's Board of
                                           Directors in the event that Viacom has failed to pay dividends payable on the shares of Viacom Exchange Preferred Stock for such number of dividend periods which shall in the aggregate contain not less than
                                           360 days. In any such election, the holders of shares of Viacom
                                           Exchange Preferred Stock will vote separately as a class with the holders of shares of any one or more other shares of preferred stock ranking on a parity with the Viacom Exchange Preferred Stock. Such right to elect two directors will continue until such dividend arrearages have been paid.
VIACOM EXCHANGE DEBENTURES
Interest...............................  5% per annum; provided that, from and after the tenth anniversary of the
                                           Effective Time, the interest rate shall increase to 10% per annum, payable semi-annually.
Aggregate Principal Amount.............  Equal to aggregate liquidation preference of Viacom Exchange Preferred
                                           Stock exchanged, with the Viacom Exchange Debentures being issued in minimum denominations of $1,000 and integral multiples thereof.
Maturity...............................  20 years from the Effective Time.
Optional Redemption....................  Not redeemable prior to the fifth anniversary of the Effective Time. On and after that date, redeemable, in whole or in part, at the option of
                                           Viacom, initially at a redemption price of 105% of the principal amount thereof and thereafter at prices declining to 100% of the principal amount thereof on and after the tenth anniversary of the
                                           Effective Time, plus, in each case, all accrued and unpaid interest.
Mandatory Redemption...................  None.
Subordination..........................  Same as the Viacom Merger Debentures.
Events of Default......................  Same as the Viacom Merger Debentures.

                                                                         ANNEX C

                               PRINCIPAL TERMS OF CONTINGENT VALUE RIGHTS ("CVRS")
Issuer.................................  Viacom.
Payment at Maturity....................  Following the maturity of a CVR, the holder of such CVR (the "CVR
                                           Holder") shall have the right to receive the amount, if any, by which the Target Price exceeds the greater of the Current Market Value and the Minimum Price (each as defined below). The CVRs shall mature on the Maturity Date unless otherwise extended to the First Extended
                                           Maturity Date or the Second Extended Maturity Date, as the case may be
                                           (each as defined below).
Form of Payment........................  Viacom, at its option, may pay any amount due under the terms of the
                                           CVRs to the CVR Holders in cash or in the equivalent fair market value
                                           (as determined by an independent nationally recognized investment bank) of registered securities of Viacom, including, without limitation, common stock, preferred stock, notes or other securities.
Target Price...........................  "Target Price" means (i) at the Maturity Date, $48.00, (ii) at the First
                                           Extended Maturity Date, $51.00 and (iii) at the Second Extended
                                           Maturity Date, $55.00. In each case, such Target Prices shall be adjusted upon the occurrence of any event described in the Section entitled "Antidilution" set forth below.
Current Market Value...................  "Current Market Value" means (i) with respect to the Maturity Date and the First Extended Maturity Date, the median of the averages of the closing prices on the American Stock Exchange (or such other exchange on which such shares are then listed) of shares of Viacom's Class B
                                           Common Stock, par value $.01 per share (the "Class B Common Stock"), during each 20 consecutive trading day period that both begins and ends in the Valuation Period and (ii) with respect to the Second
                                           Extended Maturity Date, the average of the closing prices on the
                                           American Stock Exchange (or such other exchange on which such shares are then listed) of the Class B Common Stock during the 20 consecutive trading days in the Valuation Period which yield the highest such average of the closing prices for any such 20 consecutive trading day period within the Valuation Period. "Valuation Period" means the 60 trading day period immediately preceding (and including) the Maturity
                                           Date, the First Extended Maturity Date or the Second Extended Maturity
                                           Date, as the case may be.
Minimum Price..........................  "Minimum Price" means (i) at the Maturity Date, $36.00, (ii) at the
                                           First Extended Maturity Date, $37.00 and (iii) at the Second Extended
                                           Maturity Date, $38.00. In each case, subject to adjustment upon the occurrence of any event described in the Section entitled
                                           "Antidilution" set forth below.
Maturity Date; Extensions Thereof......  "Maturity Date" means the first anniversary of the effective time (the
                                           "Effective Time") of the merger between Viacom and Paramount
                                           Communications Inc. (the "Merger"); provided, however, that Viacom, at its option, may (i) extend the

                                           Maturity Date to the second anniversary of the Effective Time (the
                                           "First Extended Maturity Date") and (ii) extend the First Extended
                                           Maturity Date to the third anniversary of the Effective Time (the
                                           "Second Extended Maturity Date"). Viacom shall exercise either such option to extend by publishing notice of such exercise in the Wall
                                           Street Journal (Eastern Edition), or if the Wall Street Journal is not
                                           then published, such other newspaper with general circulation in the
                                           City of New York, New York no later than one business day preceding the Maturity Date or First Extended Maturity Date, as the case may be.
No Interest............................  Other than in the case of interest on the Default Amount (as defined below), no interest shall accrue on any amounts payable to the CVR
                                           Holders pursuant to the terms of CVRs.
Disposition Payment....................  Following the consummation of a Disposition (as defined below), Viacom shall pay to each CVR Holder for each CVR held by such CVR Holder an amount, if any, by which the Discounted Target Price (as defined below) exceeds the greater of (a) the fair market value (as determined by an independent nationally recognized investment banking firm) of the consideration, if any, received by holders of Class B Common Stock for each share of Class B Common Stock held by such holder as a result of such Disposition and (b) the Minimum Price.
Dispositions...........................  "Disposition" means (a) a merger, consolidation or other business combination involving Viacom as a result of which no shares of Class B
                                           Common Stock shall remain outstanding, (b) a sale, transfer or other disposition, in one or a series of transactions, of all or substantially all of the assets of Viacom or (c) a reclassification of
                                           Class B Common Stock as any other capital stock of Viacom or any other person.
Acceleration Upon Event of Default.....  If an Event of Default (as defined below) occurs and is continuing, either the bank or trust company acting as the trustee (the "Trustee")
                                           or CVR Holders holding at least 25% of the outstanding CVRs, by notice to Viacom (and to the Trustee if given by CVR Holders), may declare the CVRs to be due and payable, and upon any such declaration, the
                                           Default Amount shall become due and payable and, thereafter, shall bear interest at an interest rate of 8% per annum until payment is made to the Trustee. "Default Amount" means the amount, if any, by which the Discounted Target Price exceeds the Minimum Price.
Discounted Target Price................  "Discounted Target Price" means (a) if a Disposition or an Event of
                                           Default shall occur prior to the Maturity Date, $48.00, discounted to the Disposition Payment Date (as defined below) or the Default Payment
                                           Date (as defined below), as the case may be, at a per annum rate of
                                           8%; (b) if a Disposition or an Event of Default shall occur after the
                                           Maturity Date but prior to the First Extended Maturity Date, $51.00 discounted to the date of the Disposition Payment Date or Default
                                           Payment Date, as the case may be, at a per annum rate of 8%; or (c) if a Disposition or an Event of Default shall occur after the First
                                           Extended Maturity Date but prior to the Second Extended Maturity Date,
                                           $55.00 discounted to the Disposition Payment

                                           Date or Default Payment Date, as the case may be, at a per annum rate of 8%. In each case, the Discounted Target Price and the Minimum Price shall be adjusted upon the occurrence of any event described in the
                                           Section entitled "Antidilution" set forth below. "Disposition Payment
                                           Date", with respect to a Disposition, means the date established by
                                           Viacom for payment of the amount due on the CVRs in respect of such
                                           Disposition, which in no event shall be more than 30 days after the date on which such Disposition was consummated. "Default Payment Date"
                                           means the date on which the CVRs become due and payable upon the declaration thereof following an Event of Default.
Events of Default......................  "Event of Default", with respect to the CVRs, means any of the following which shall have occurred and be continuing; (a) default in the payment of all or any part of the amounts payable in respect of any of the CVRs as and when the same shall become due and payable following the Maturity Date, the First Extended Maturity Date or the Second
                                           Extended Maturity Date, the Disposition Payment Date or otherwise; (b)
                                           material default in the performance, or material breach, of any material covenant or warranty of Viacom, and continuance of such material default or breach for a period of 90 days after written notice has been given to Viacom by the Trustee or to Viacom and the
                                           Trustee by CVR Holders holding at least 25% of the outstanding CVRs;
                                           or (c) certain events of bankruptcy, insolvency, reorganization or other similar events in respect of Viacom.
Antidilution...........................  If Viacom shall in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the number of outstanding shares of Class B Common Stock, Viacom shall correspondingly subdivide or combine the CVRs and shall appropriately adjust the Target Price, the Minimum Price and the Discounted Target
                                           Price.
Trading................................  None of Viacom, National Amusements, Inc. or any of their affiliates shall trade in shares of Class B Common Stock during the period commencing 10 trading days before the Valuation Period and ending on the last day of the Valuation Period, except with respect to employee benefit plans and other incentive compensation arrangements.
No Fractional CVRs.....................  No fraction of a CVR will be issued in the Merger. In lieu thereof, a cash payment will be made in an amount equivalent to the fair market value of the fraction of the CVR.
CVR Agreement..........................  The CVRs will be issued pursuant to a CVR Agreement between Viacom and the Trustee. Viacom shall use its reasonable best efforts to cause the
                                           CVR Agreement to be qualified under the Trust Indenture Act of 1939, as amended.
Registration/Listing...................  The CVRs will be issued in registered form, and Viacom shall use its reasonable best efforts to list the CVRs on the American Stock
                                           Exchange (or such other securities exchange on which the shares of
                                           Class B Common Stock are then listed).
Nature and Ranking of CVRs.............  The CVRs are unsecured obligations of Viacom and will rank equally with all other unsecured obligations of Viacom.

                                                                         ANNEX D

                     PRINCIPAL TERMS OF THREE YEAR WARRANTS

     Each Three Year Warrant will entitle the holder thereof to purchase one share of Viacom Class B Common Stock per whole Three Year Warrant at any time prior to the third anniversary of the Merger at a price of $60.00, payable in cash. The terms of the Three Year Warrants will include customary anti-dilution (with respect to stock splits, stock dividends, reverse stock splits or other similar subdivisions or combinations of stock) and other provisions. No fraction of a Three Year Warrant will be issued in the Merger. In lieu thereof, a cash payment will be made in an amount determined in accordance with Section 1.7 of this Agreement.

                                                                         ANNEX E

                     PRINCIPAL TERMS OF FIVE YEAR WARRANTS

     Each Five Year Warrant will entitle the holder thereof to purchase one share of Viacom Class B Common Stock per whole Five Year Warrant at any time prior to the fifth anniversary of the Merger at a price of $70.00, exercisable for cash or by exchanging, if issued, either Viacom Exchange Preferred Stock with an equivalent liquidation preference or an equivalent principal amount of Viacom Exchange Debentures. The terms of the Five Year Warrants will include customary anti-dilution (with respect to stock splits, stock dividends, reverse stock splits or other similar subdivisions or combinations of stock) and other provisions. No fraction of a Five Year Warrant will be issued in the Merger. In lieu thereof, a cash payment will be made in an amount determined in accordance with Section 1.7 of this Agreement.

                                                                    EXHIBIT 6.14

                            FORM OF AFFILIATE LETTER

Viacom Inc.
1515 Broadway
New York, NY 10036

Gentlemen:

     I have been advised that as of the date of this letter I may be deemed to be an "affiliate" of Paramount Communications Inc., a Delaware corporation (the "Company"), as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). Pursuant to the terms of the Amended and Restated Agreement and Plan of Merger dated as of February 4, 1994 (the "Agreement"), between Viacom Inc., a Delaware corporation ("Viacom"), and the Company, the Company will be merged with and into Viacom or a wholly owned Subsidiary of Viacom (the "Merger").

     As a result of the Merger, I may receive (i) shares of Class B common stock, par value $.01 per share, of Viacom, (ii) 8% exchangeable subordinated debentures of Viacom, (iii) CVRs (as defined in the Agreement) and (iv) Warrants (as defined in the Agreement) (collectively, the "Viacom Securities"). I would receive such securities in exchange for, respectively, shares (or options for shares) owned by me of common stock, par value $1.00 per share, of the Company (the "Company Securities").

     I represent, warrant and covenant to Viacom that in the event I receive any Viacom Securities as a result of the Merger:

          A. I shall not make any sale, transfer or other disposition of the Viacom Securities in violation of the Act or the Rules and Regulations.

          B. I have carefully read this letter and the Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to sell, transfer or otherwise dispose of Viacom Securities to the extent I felt necessary, with my counsel or counsel for the Company.

          C. I have been advised that the issuance of Viacom Securities to me pursuant to the Merger has been registered with the Commission under the Act on a Registration Statement Form S-4. However, I have also been advised that, because at the time the Merger is submitted for a vote of the stockholders of the Company, (a) I may be deemed to be an affiliate of the Company and (b) the distribution by me of the Viacom Securities has not been registered under the Act, I may not sell, transfer or otherwise dispose of Viacom Securities issued to me in the Merger unless (i) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Act, (ii) such sale, transfer or other disposition has been registered under the Act or (iii) in the opinion of counsel reasonably acceptable to Viacom, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

          D. I understand that Viacom is under no obligation to register the sale, transfer or other disposition of the Viacom Securities by me or on my behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available solely as a result of the Merger.

          E. I also understand that there will be placed on the certificates for the Viacom Securities issued to me, or any substitutions therefor, a legend stating in substance:

        "THE [SHARES] [RIGHTS] [DEBENTURES] [WARRANTS] REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE [SHARES] [RIGHTS] [DEBENTURES] [WARRANTS] REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED BETWEEN THE REGISTERED HOLDER HEREOF AND VIACOM INC., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF VIACOM INC."

          F. I also understand that unless a sale or transfer is made in conformity with the provisions of Rule 145, or pursuant to a registration statement, Viacom reserves the right to put the following legend on the certificates issued to my transferee:

        "THE [SHARES] [RIGHTS] [DEBENTURES] [WARRANTS] REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE [SHARES] [RIGHTS] [DEBENTURES] [WARRANTS] HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

     It is understood and agreed that the legends set forth in paragraphs E and F above shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to Viacom a copy of a letter from the staff of the Commission, or an opinion of counsel reasonably satisfactory to Viacom in form and substance reasonably satisfactory to Viacom, to the effect that such legend is not required for purposes of the Act.

     Execution of this letter should not be considered an admission on my part that I am an "affiliate" of the Company as described in the first paragraph of this letter, or as a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter.

                                                    Very truly yours,

                                          ......................................

                                          Name:

Accepted this   day of
             , 1994, by
VIACOM INC.
By ...................................

   Name:
    Title:

PRELIMINARY COPIES                                                  ANNEX II



                           PARAMOUNT VOTING AGREEMENT

                                                                [CONFORMED COPY]

                                VOTING AGREEMENT

     VOTING AGREEMENT, dated as of January 21, 1994 (this "Agreement"), between NATIONAL AMUSEMENTS, INC., a Maryland corporation (the "Stockholder"), and PARAMOUNT COMMUNICATIONS INC., a Delaware corporation ("Paramount").

     WHEREAS, Viacom Inc., a Delaware corporation ("Viacom"), and Paramount propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides, among other things, that Paramount will merge with Viacom pursuant to the merger contemplated by the Merger Agreement (the "Merger");

     WHEREAS, as of the date hereof, the Stockholder owns (i) 45,547,214 shares of Class A Common Stock, par value $.01 per share, of Viacom ("Viacom Class A Common Stock") and (ii) 46,565,414 shares of Class B Common Stock, par value $.01 per share, of Viacom ("Viacom Class B Common Stock"; together with the Viacom Class A Common Stock, the "Viacom Common Stock"); and

     WHEREAS, as a condition to the willingness of Paramount to enter into the Merger Agreement, Paramount has required that the Stockholder agree, and in order to induce Paramount to enter into the Merger Agreement, the Stockholder has agreed, to enter into this Agreement with respect to all the shares of Viacom Class A Common Stock now owned and which may hereafter be acquired by the Stockholder (the "Shares").

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                VOTING OF SHARES

     SECTION 1.01. Voting Agreement. The Stockholder hereby agrees that during the time this Agreement is in effect, at any meeting of the stockholders of Viacom, however called, and in any action by consent of the stockholders of Viacom, the Stockholder shall vote the Shares: (a) in favor of the Merger, the Merger Agreement (as amended from time to time) and the transactions contemplated by the Merger Agreement, including, but not limited to, the amendments to the Certificate of Incorporation of Viacom contemplated thereby, and (b) against any proposal for any recapitalization, merger, sale of assets or other business combination between Viacom and any person or entity (other than the Merger and any merger of Blockbuster Entertainment Corporation, a Delaware corporation ("Blockbuster"), with Viacom) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Viacom under the Merger Agreement or which could result in any of the conditions to Viacom's obligations under the Merger Agreement not being fulfilled. The Stockholder acknowledges receipt and review of a copy of the Merger Agreement.

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

     The Stockholder hereby represents and warrants to Paramount as follows:

     SECTION 2.01. Authority Relative to This Agreement. The Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Stockholder, and no other corporate proceedings on the part of the Stockholder are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by Paramount, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

     SECTION 2.02. No Conflict. (a) The execution and delivery of this Agreement by the Stockholder do not, and the performance of this Agreement by the Stockholder shall not, (i) conflict with or violate the Certificate of Incorporation or By-Laws or equivalent organizational documents of the Stockholder, (ii) conflict with or violate any law, rule, regulation, order, judgement or decree applicable to the Stockholder or by which the Shares are bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Shares are bound or affected, except, in the case of clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay the performance by the Stockholder of its obligations under this Agreement.

     (b) The execution and delivery of this Agreement by the Stockholder do not, and the performance of this Agreement by the Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity (as such term is defined in the Merger Agreement) except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Stockholder of its obligations under this Agreement.

     SECTION 2.03. Title to the Shares. As of the date hereof, the Stockholder is the record and beneficial owner of 45,547,214 shares of Viacom Class A Common Stock. Other than 46,565,414 shares of Viacom Class B Common Stock of which the Stockholder is the record and beneficial owner, such Shares are all the securities of Viacom owned, either of record or beneficially, by the Stockholder. The Shares are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Stockholder's voting rights, charges and other encumbrances of any nature whatsoever (other than a voting agreement entered into in connection with the merger of Blockbuster and Viacom). The Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares.

                                  ARTICLE III

                         COVENANTS OF THE STOCKHOLDERS

     SECTION 3.01. No Inconsistent Agreements. The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, the Stockholder shall not enter into any voting agreement or grant a proxy or power of attorney with respect to the Shares which is inconsistent with this Agreement (it being agreed that any voting agreement entered into in connection with a merger of Viacom and Blockbuster shall not be deemed to be inconsistent with this Agreement).

     SECTION 3.02. Transfer of Title. The Stockholder hereby covenants and agrees that the Stockholder shall not transfer record or beneficial ownership of any of the Shares unless the transferee agrees in writing to be bound by the terms and conditions of this Agreement.

                                   ARTICLE IV

                                 MISCELLANEOUS

     SECTION 4.01. Termination. This Agreement shall terminate upon the termination of the Merger Agreement.

     SECTION 4.02. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     SECTION 4.03. Entire Agreement. This Agreement constitutes the entire agreement between Paramount and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Paramount and the Stockholder with respect to the subject matter hereof.

     SECTION 4.04. Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

     SECTION 4.05. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable or being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

     SECTION 4.06. Governing Law. Except to the extent that the General Corporation Law of the State of Delaware is mandatorily applicable to the rights of the stockholders of Viacom, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

     IN WITNESS WHEREOF, the Stockholder and Paramount have caused this Agreement to be duly executed on the date hereof.

                                          NATIONAL AMUSEMENTS, INC.

                                          By:       /s/ SUMNER M. REDSTONE
                                              ..................................
                                              Name: Sumner M. Redstone
                                              Title: Chairman of the Board,
                                                     President and
                                                     Chief Executive Officer

                                          PARAMOUNT COMMUNICATIONS INC.

                                          By:       /s/ DONALD ORESMAN
                                              ..................................
                                              Name: Donald Oresman
                                              Title: Executive Vice President,
                                                     Chief Administrative
                                                     Officer, General Counsel
                                                     and Secretary

PRELIMINARY COPIES                                                    ANNEX III





                    OPINION OF SMITH BARNEY SHEARSON INC.

                                                                       ANNEX III

SMITH BARNEY SHEARSON

February 1, 1994

The Board of Directors
VIACOM INC.
1515 Broadway
New York, NY 10036

Gentlemen:

     You have requested our opinion as to the fairness, from a financial point of view, to Viacom Inc. ("Viacom") and its stockholders, of the terms of the proposed acquisition (the "Acquisition") by Viacom of Paramount Communications Inc. ("Paramount"). We understand that the Acquisition will be effected pursuant to the terms and subject to the conditions set forth in Viacom's Offer to Purchase, dated October 25, 1993, as amended and supplemented by the Supplement thereto, dated November 8, 1993, the Second Supplement thereto, dated January 7, 1994, the Third Supplement thereto, dated January 18, 1994 and the Fourth Supplement thereto, to be filed with the Securities and Exchange Commission on February 1, 1994 (as amended and supplemented, the "Offer to Purchase"). The terms of the Offer to Purchase provide for the Acquisition pursuant to a tender offer (the "Offer") by Viacom for 61,607,892 shares of common stock, par value $1.00 per share, of Paramount ("Paramount Common Stock"), or such greater number of shares as equals 50.1% of the shares outstanding on a fully diluted basis, as of the expiration of the Offer, at a price of $107.00 per share in cash, to be followed by a merger of either Paramount with and into Viacom or a new subsidiary of Viacom with and into Paramount (the "Merger"). In the event the Offer is consummated, each share of Paramount Common Stock issued and outstanding at the Effective Time, subject to adjustment as specified in the Offer to Purchase, will be converted into the right to receive (a) 0.93065 of a share of Class B common stock, par value $.01 per share, of Viacom (the "Class B Common Stock"); (b) $17.50 face amount of 5% exchangeable debentures of $50.00, of Viacom containing the principal terms described in the Offer to Purchase (the "Merger Debentures"); (iii) 0.93065 of a contingent value right issued by Viacom ("CVRs") which, as more fully described in the Offer to Purchase, entitles the holder to consideration in certain circumstances; (iv) 0.500 of a warrant issued by Viacom each of which, as more fully described in the Offer to Purchase, entitle the holder to purchase Class B Common Stock at $60.00 per share under certain circumstances (the "$60.00 Warrants"), and (v) 0.300 of a warrant issued by Viacom each of which, as more fully described in the Offer to Purchase, entitle the holder to purchase Class B Common Stock at $70.00 per share under certain circumstances (the "$70.00 Warrants") (the Merger Debentures, CVRs, $60.00 Warrants and $70.00 Warrants, together with the Class B Common Stock, being the "Viacom Securities"). The terms set forth in the preceding two sentences are referred to in this letter as the "Financial Terms of the Acquisition."

     We understand further that Viacom and Blockbuster Entertainment Corporation ("Blockbuster") have entered into an Agreement and Plan of Merger (the "Blockbuster Merger Agreement") pursuant to which Blockbuster will merge with and into Viacom (the "Blockbuster Merger"). As more fully described in the Blockbuster Merger Agreement, and subject to the terms and conditions set forth therein, each share of common stock, par value $.10 per share, of Blockbuster, issued and outstanding as of the effective time of the Blockbuster Merger will be converted into the right to receive (a) 0.0800 of a share of Class A common stock, par value $.01 per share, of Viacom, (b) 0.60615 of a share of Class B

                                     III-1

Common Stock and (c) 1.0000 variable contingent right ("VCRs") issued by Viacom which, as more fully described in the Blockbuster Merger Agreement, provides for up to a maximum of 0.13829 of a share of Class B Common Stock to be issued subsequent to the consummation of the Blockbuster Merger for each VCR held.

     We further understand that the consummation of the Acquisition will not be conditioned upon the consummation of the Blockbuster Merger and may occur whether or not the Blockbuster Merger is consummated.

     In arriving at our opinion, we have (i) reviewed the Offer to Purchase;
(ii) reviewed the Exemption Agreement between Viacom and Paramount dated as of December 22, 1993 and the form of Agreement and Plan of Merger attached thereto;
(iii) reviewed the Blockbuster Merger Agreement; (iv) met with certain senior officers of Viacom, Paramount and Blockbuster to discuss the business, operations, assets, financial condition and prospects of their respective companies; (v) examined certain publicly available business and financial forecasts and other data for each of Viacom, Paramount and Blockbuster which were provided to us by the senior management of Viacom, Paramount and Blockbuster, respectively, which are not publicly available; (vi) taken into account certain long-term strategic benefits expected to occur from each of the Acquisition and the Blockbuster Merger, both operational and financial, that were described to us by Viacom, Paramount and Blockbuster senior management; and
(vii) reviewed the financial terms of the Acquisition as set forth in the Offer to Purchase and the Blockbuster Merger as set forth in the Blockbuster Merger Agreement in relation to, among other things, current and historical market prices and trading volumes of the Class B Common Stock, Paramount Common Stock and the common stock of Blockbuster; the earnings and book value per share of each of Viacom, Paramount and Blockbuster; and the capitalization and financial condition of each of Viacom, Paramount and Blockbuster. We have also considered, to the extent publicly available, the financial terms of certain other business combination transactions which we considered relevant in evaluating each of the Acquisition and the Blockbuster Merger and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies that we considered relevant in evaluating Viacom, Paramount and Blockbuster. We have also evaluated the pro forma financial impact of each of the Acquisition and Blockbuster Merger on Viacom. In addition to the foregoing, we have conducted such other analyses and examinations and considered such other financial, economic and market criteria as we deemed necessary in arriving at our opinion.

     In arriving at our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information publicly available or furnished to or otherwise discussed with us. With respect to financial forecasts and other information provided to or otherwise discussed with us prepared by the senior managements of Viacom, Paramount and Blockbuster with respect to the expected future financial performance of Viacom, Paramount and Blockbuster, we assumed that such forecasts and other information were reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective senior managements of Viacom, Paramount and Blockbuster. We have also relied upon the views of the management of Viacom, Paramount and Blockbuster and have assumed, with your consent, that certain long-term strategic benefits, both operational and financial, will result from each of the Acquisition and the Blockbuster Merger. We express no opinion as to what the value of the Viacom Securities will be when issued to Paramount stockholders pursuant to the Merger or the price at which the Viacom Securities will trade subsequent to the Acquisition. We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Viacom, Paramount or Blockbuster nor have we made any physical inspection of the properties or assets of Viacom, Paramount or Blockbuster. Our opinion herein is necessarily based upon financial, stock market and other conditions and circumstances existing and disclosed to us as of the date hereof.

     Smith Barney Shearson Inc. has acted as financial advisor to the Board of Directors of Viacom in connection with this transaction and will receive a fee for such services. In the ordinary course of our business, we may actively trade the equity or debt securities of Viacom, Paramount or Blockbuster for

                                     III-2
our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities.

     Our advisory services and the opinion expressed herein are provided solely for the use of Viacom's Board of Directors in evaluating the Acquisition and are not on behalf of, and are not intended to confer rights or remedies upon, Paramount, any stockholder of Viacom or Paramount or any person other than Viacom's Board of Directors. It is understood that this opinion letter is for the information of the Board of Directors of Viacom only, and without our prior written consent, is not to be quoted or referred to, in whole or in part, in connection with the offering or sale of securities, nor shall this letter be used for any other purpose, other than in connection with the Tender Offer Statement on Schedule 14D-1 and any amendments thereto to be filed by Viacom with the Securities and Exchange Commission in connection with the Acquisition or the Blockbuster Merger or in connection with the respective proxy statements of Blockbuster and Paramount or the proxy statement/prospectus of Viacom relating to the Acquisition or any Registration Statement of which any such proxy statement or proxy statement/prospectus forms a part.

     Based upon and subject to the foregoing, our experience as investment bankers and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Financial Terms of the Acquisition are fair, from a financial point of view, to Viacom and its stockholders, whether or not the Blockbuster Merger is consummated.

                                                    Very truly yours,
                                                /s/ SMITH BARNEY SHEARSON
                                          ......................................
                                                Smith Barney Shearson Inc.







                                     III-3

PRELIMINARY COPIES                                             ANNEX IV







                         OPINION OF LAZARD FRERES & CO.

                                                            ANNEX IV

LAZARD FRERES & CO.
One Rockefeller Plaza
New York, NY 10020

Telephone (212) 632-6000
Facsimile (212) 632-6060                                           NEW YORK


                                                           February 4, 1994


The Board of Directors
Paramount Communications Inc.
15 Columbus Circle
New York, NY  10023-7780

Dear Members of the Board:

     You have requested our opinion, as of this date, as to the relationship from a financial point of view of the Viacom Transaction Consideration (as defined below) to the QVC Transaction Consideration (as defined below).

     We understand that, as set forth in Amendment Number 34 to the Tender Offer Statement on Schedule 14D-1 filed by QVC Network, Inc. ("QVC"), Comcast Corporation and BellSouth Corporation with the Securities and Exchange Commission (the "Commission") on February 1, 1994 (the "QVC Tender Offer Statement"), QVC has amended its proposal (the "Amended QVC Proposal") to acquire Paramount Communications Inc. ("Paramount") by amending the terms of the cash tender offer (the "QVC Offer") that QVC commenced on October 27, 1993 and the terms of the consideration payable to the holders (the "Stockholders") of common stock of Paramount ("Common Stock") in the QVC Second-Step Merger (as defined below). Under the Amended QVC Proposal, (i) QVC is offering in the QVC Offer to purchase 61,657,432 shares of Common Stock, or such greater number as equals 50.1% of the outstanding shares of Common Stock (on a fully diluted basis), at a purchase price of $104.00 per share in cash, and (ii) following completion of the QVC Offer, in accordance with the form of Agreement and Plan of Merger, between QVC and Paramount (the "Form QVC Merger Agreement") that is attached to the Exemption Agreement, dated as of January 21, 1994, between QVC and Paramount, as amended on January 27, 1994 (the "QVC Exemption Agreement"), Paramount would be merged into QVC in the proposed second-step merger between QVC and Paramount (the "QVC Second-Step Merger"; collectively with the QVC Offer, the "QVC Two-Step Transaction"), and each share of Common Stock not purchased in the QVC Offer (other than shares of Common Stock held in the treasury of Paramount or owned by Paramount or any direct or indirect wholly-owned subsidiary of Paramount or QVC or shares of Common Stock held by those Stockholders (as defined below) who exercise and perfect stockholders appraisal rights under Delaware law) would be converted into the right to receive (a) 1.2361 shares of common stock of QVC (the "QVC Common Stock"), (b) 0.2386 shares of a new series of 6% cumulative non-convertible exchangeable preferred stock of QVC (the "QVC Merger Preferred Stock") and (c) 0.32 warrants to purchase one share of QVC Common Stock at a price of $70.34 per share, exercisable at any time by the holder prior to the tenth anniversary of the QVC Second-Step Merger (the "QVC Warrants") (the aggregate consideration payable to the Stockholders pursuant to the QVC Offer set forth in clause (i) and the aggregate consideration payable to the Stockholders pursuant to the QVC Second-Step Merger set forth in subclauses (a), (b) and (c) of clause (ii) is collectively referred to as the "QVC Transaction Consideration"). We also understand that the Amended QVC Proposal provides that the QVC Merger Preferred Stock will pay cumulative quarterly dividends at a rate of $3.00 per annum per share, will have a liquidation preference of $50.00 per share, will be redeemable for cash by QVC at declining redemption premiums on and after the fifth anniversary of the QVC Second-Step Merger and will be exchangeable by QVC into QVC's 6% subordinated debentures (the "QVC Debentures") at an exchange rate of $50.00 principal amount of QVC Debenture per share of QVC Merger Preferred Stock on and after the third anniversary of the QVC Second-Step Merger. In addition, we understand that the QVC Warrants will be exercisable with cash or by using an equivalent amount of liquidation preference of QVC Merger Preferred Stock or principal amount of QVC Debentures and will be redeemable for cash by QVC, at its option, at $15.00 per QVC Warrant on and after the fifth anniversary of the QVC Second-Step Merger.

     In addition, we understand that, as set forth in (i) the written proposal submitted to Paramount by Viacom Inc. ("Viacom") on February 1,
1994 and (ii) Amendment Number 35 to the Tender Offer Statement on Schedule 14D-1 filed by Viacom, National Amusements, Inc., Mr. Sumner M. Redstone and Blockbuster Entertainment Corporation ("Blockbuster") with the
Commission on February 1, 1994 (the "Viacom Tender Offer Statement") (collectively, the "Amended Viacom Proposal"), Viacom did not amend the terms of the cash tender offer (the "Viacom Offer") that it had commenced on October 25, 1993, but amended the terms of the consideration payable to the

Stockholders in the proposed Viacom Second-Step Merger (as defined below). Under the Amended Viacom Proposal, (a) Viacom is continuing to offer in the Viacom Offer to purchase 61,657,432 shares of Common Stock, or such greater number as equals 50.1% of the outstanding shares of Common Stock (on a fully diluted basis), at a purchase price of $107.00 per share in cash, and (b) following completion of the Viacom Offer, in accordance with the Agreement and Plan of Merger, between Viacom and Paramount, dated as of January 21, 1994, as amended on January 27, 1994 and as proposed to be amended to reflect the Amended Viacom Proposal (the "Viacom Merger Agreement"), Paramount would be merged into Viacom in the proposed second-step merger between Viacom and Paramount (the "Viacom Second-Step Merger"; collectively with the Viacom Offer, the " Viacom Two-Step Transaction"), and each share of Common Stock not purchased in the Viacom Offer (other than shares of Common Stock held in the treasury of Paramount or owned by Paramount or any direct or indirect wholly-owned subsidiary of Paramount or Viacom or shares of Common Stock held by those Stockholders who exercise and perfect stockholders appraisal rights under Delaware law) would be converted into the right to receive (1) 0.93065 shares of Class B common stock of Viacom (the "Viacom Class B Common Stock"), (2) $17.50 principal amount of 8% exchangeable subordinated debentures of Viacom (the "Viacom Exchangeable Debentures"), (3) 0.5 warrants to purchase one share of Viacom Class B Common Stock at a price of $60.00 per share, exercisable at any time by the holder prior to the third anniversary of the Viacom Second-Step Merger, (4) 0.3 warrants to purchase one share of Viacom Class B Common Stock at a price of $70.00 per share, exercisable at any time by the holder prior to the fifth anniversary of the Viacom Second-Step Merger (the "Viacom Five Year Warrants") and (5) 0.93065 contingent value rights of Viacom (the "Viacom CVRs") having the terms described below (the aggregate consideration payable to Stockholders pursuant to the Viacom Offer set forth in clause (a) and the aggregate consideration payable to Stockholders pursuant to the Viacom Second- Step Merger set forth in subclauses (1),
(2), (3), (4) and (5) of clause (b) is collectively referred to as the "Viacom Transaction Consideration"). In addition, we understand that the Amended Viacom Proposal provides that the Viacom Exchangeable Debentures will mature on the twelfth anniversary of the Viacom Second-Step Merger, will pay interest semi-annually beginning on January 1, 1995 and will be non-callable until the fifth anniversary of the Viacom Second-Step Merger, and thereafter may be redeemed for cash by Viacom at declining redemption premiums. The Amended Viacom Proposal also provides that Viacom will have the option to exchange at par the Viacom

Exchangeable Debentures for the equivalent liquidation preference of a new series of Viacom 5% cumulative exchangeable (non-convertible) preferred stock (the "Viacom Merger Preferred Stock") if the proposed merger between Viacom and Blockbuster contemplated by the Agreement and Plan of Merger, dated as of January 7, 1994, between Blockbuster and Viacom (the "Blockbuster Merger Agreement") has not been consummated by January 1, 1995, or earlier, if beneficial ownership of a majority of the outstanding shares of common stock of Blockbuster (the "Blockbuster Common Stock") has been acquired by a third party prior to January 1, 1995. The Amended Viacom Proposal further provides that the Viacom Merger Preferred Stock will be non-callable until the fifth anniversary of the Viacom Second-Step Merger, and thereafter, may be redeemed by Viacom for cash at declining redemption premiums and will have a liquidation preference of $50.00 per share. In addition, the Viacom Merger Preferred Stock will be exchangeable into Viacom's 5% subordinated debentures (the "Viacom Subordinated Debentures") after the third anniversary of the Viacom Second-Step Merger at an exchange rate of $50.00 principal amount of Viacom Subordinated Debentures for each share of Viacom Merger Preferred Stock. Moreover, the dividend rate on the Viacom Merger Preferred Stock and the interest rate on the Viacom Subordinated Debentures will increase to 10% per annum on the tenth anniversary of the Viacom Second-Step Merger, if not previously redeemed by Viacom. We further understand that the Amended Viacom Proposal provides that the Viacom Five Year Warrants will be exercisable with cash or by using an equivalent liquidation preference of Viacom Merger Preferred Stock or principal amount of Viacom Subordinated Debentures. We also understand that the Amended Viacom Proposal provides that each Viacom CVR will represent the right on the first anniversary of the Viacom Second-Step Merger to receive in cash or securities, at Viacom's election, the amount by which the Average Trading Value (as defined in the Amended Viacom Proposal and as described below) of Viacom Class B Common Stock is less than a minimum price of $48.00 per share of Viacom Class B Common Stock, and Viacom will have the right, in its sole discretion, to extend the payment measurement dates of the Viacom CVR by one year, in which case the minimum price will increase to $51.00 per share of Viacom Class B Common Stock, and a further one year extension right which, if exercised, would increase the minimum price to $55.00 per share of Viacom Class B Common Stock. As used in the Amended Viacom Proposal, the "Average Trading Value" will be based upon the market prices of Viacom Class B Common Stock during the 60 trading days ending on the last day of the relevant period and is subject to a floor of $36.00 per share of Viacom Class B Common Stock on the first anniversary of the Viacom Second-Step Merger, a floor of $37.00 per share of Viacom Class B Common

Stock on the second anniversary of the Viacom Second-Step Merger and a floor of $38.00 per share of Viacom Class B Common Stock on the third anniversary of the Viacom Second-Step Merger.

     Lazard Freres & Co. has from time to time acted as financial advisor to Paramount and has acted as its financial advisor in connection with proposed QVC Two-Step Transaction and proposed Viacom Two-Step Transaction. As you know, a General Partner of our firm is a member of Paramount's Board of Directors. In addition, we have from time to time in the past provided, and we are currently providing, in matters unrelated to Paramount, financial advisory or financing services to one or more of the respective equity investors in Viacom and QVC, or persons engaged in pending transactions with one or more of such investors, and we have received, or expect to receive, fees for the rendering of such services. In connection with our opinions set forth in this letter, we have, among other things:

     (i) reviewed the terms and conditions of (a) the Amended QVC Proposal, the QVC Tender Offer Statement, and the QVC Exemption Agreement (including the Form QVC Merger Agreement attached thereto) and (b) the Amended Viacom Proposal, the Viacom Tender Offer Statement and the Viacom Merger Agreement (including the form Exemption Agreement between Viacom and Paramount attached thereto);

    (ii) reviewed the terms and conditions of the Blockbuster Merger Agreement and the Subscription Agreement, dated January 7, 1994, between Viacom and Blockbuster, analyzed the Amended Viacom Proposal both with and without giving effect to the consummation of the proposed merger between Viacom and Blockbuster contemplated by the Blockbuster Merger Agreement and observed that the proposed merger between Viacom and Blockbuster is subject to the approval of the stockholders of Blockbuster;

   (iii) analyzed certain historical business and financial information relating to Paramount, Viacom, QVC and Blockbuster, including (a) the Annual Reports to Stockholders and the Annual Reports on Form 10-K of Paramount for each of the fiscal years ended October 31, 1988 through 1992, the Transition Report on Form 10-K of Paramount for the period from November 1, 1992 through April 30, 1993 and Quarterly Reports on Form 10-Q of Paramount for the quarters ended January 31, April 30, and July 31 for each of the same fiscal years and for the quarters ended

January 31, April 30, July 31 and October 31, 1993, (b) the Annual
Reports to Stockholders and the Annual Reports on Form 10-K of Viacom for each of the fiscal years ended December 31, 1988 through 1992, and Quarterly Reports on Form 10-Q of Viacom for the quarters ended March 31, June 30 and September 30 for each of the same fiscal years, and for the quarters ended March 31, June 30, and September 30, 1993, (c) the Annual Reports to Stockholders and the Annual Reports on Form 10-K of QVC for each of the fiscal years ended January 31, 1989 through 1993, and Quarterly Reports on Form 10-Q of QVC for the quarters ended April 30, July 31 and October 31 for each of the same fiscal years, and for the quarters ended April 30, July 31 and October 31, 1993 and (d) the Annual Reports to Stockholders and the Annual Reports on Form 10-K of Blockbuster for each of the fiscal years ended December 31, 1988 through 1992, and Quarterly Reports on Form 10-Q of Blockbuster for the quarters ended March 31, June 30 and September 30 for each of the same fiscal years, and for the quarters ended March 31, June 30, and September 30, 1993;

    (iv) reviewed certain financial forecasts and other data provided to us by Paramount, Viacom, QVC and Blockbuster relating to their respective businesses (except in the case of Paramount, financial forecasts for the current fiscal year only, having been advised that Paramount has not prepared projections beyond the current fiscal year);

     (v) conducted discussions with members of the senior management of Paramount, Viacom, QVC and Blockbuster with respect to the business and prospects of Paramount, Viacom, QVC and Blockbuster and the strategic objectives of each;

    (vi) reviewed public information with respect to certain other companies in lines of businesses we believe to be comparable to the businesses of Paramount, Viacom, QVC and Blockbuster;

   (vii) reviewed the financial terms of certain business combinations involving companies in lines of business we believe to be comparable to those of Paramount, Viacom, QVC and Blockbuster, and in other industries generally;

  (viii) reviewed the historical stock prices and trading volumes of the Common Stock, Viacom Class B

Common Stock, QVC Common Stock and Blockbuster Common Stock;

    (ix) reviewed the procedures for bidding set forth in the Viacom Merger Agreement and the QVC Exemption Agreement, in particular noting the respective provisions therein providing for the extension of the QVC Offer or the Viacom Offer, as applicable, for 10 business days upon delivery of a Completion Certificate (referred to in the Viacom Merger Agreement or the QVC Exemption Agreement, as applicable) by Viacom or QVC, as applicable; and

     (x) conducted such other financial studies, analyses and investigations as we deemed appropriate.

     We have assumed and relied upon the accuracy and completeness of the financial and other information provided by Paramount, Viacom, QVC and Blockbuster to us, and on the representations contained in the Viacom Merger Agreement and the Form QVC Merger Agreement, and we have not undertaken any independent verification of such information or any independent valuation or appraisal of any of the assets of Paramount, Viacom, QVC or Blockbuster. With respect to the financial forecasts referred to above, we have assumed that they have been reasonably prepared on a basis reflecting the best currently available judgments of the managements of Paramount, Viacom, QVC or Blockbuster as to the future financial performance of Paramount, Viacom, QVC and Blockbuster, respectively. In addition, we have assumed that the Amended Viacom Proposal and the Amended QVC Proposal, were made in compliance with the terms and conditions of the Viacom Merger Agreement and the QVC Exemption Agreement, respectively. Further, our opinions are based on economic, monetary and market conditions existing on this date.

     We have not reviewed any proxy statement or similar document that may be prepared for use in connection with the proposed QVC Two-Step Transaction or the proposed Viacom Two-Step Transaction. In accordance with the Procedures for Submissions of Proposals (the "Bidding Procedures") established by Paramount's Board of Directors on December 13, 1993, Paramount's Board of Directors has authorized us to respond to inquiries with respect to Paramount from prospective bidders (in addition to QVC and Viacom) and to receive proposals from additional bidders, if any. We have not, however, solicited third party indications of interest in acquiring all or any part of Paramount.

     As part of our analysis, we have continued to evaluate the transactions, as we have in the past, not only on the basis of current market values but also applying other financial valuation methodologies generally applicable to transactions of this type. These financial valuation methodologies, which are subject to certain limitations as applied to these prospective combinations, including the lack of projections for Paramount beyond the current fiscal year and the difficulties in quantifying synergies and revenue enhancements resulting from the combinations, generally favor in varying degrees the Viacom Transaction Consideration from a financial point of view. On the basis of recent market values, the QVC Transaction Consideration has had a somewhat higher market valuation than the Viacom Transaction Consideration; in this connection, we observe the high volatility of Viacom Class B Common Stock and QVC Common Stock and that the market prices of the stocks seem to be impacted by the perception of the market-place as to whether QVC or Viacom would be the ultimate acquiror of Paramount.

     We observe the express preference of Paramount's Board of Directors in the Bidding Procedures for cash and securities readily susceptible to valuation, such as securities with a fixed income stream, with a liquidation preference, or in the case of equity securities, securities which enjoy the benefits of a wide collar or other value assurance mechanism. In this regard, we note that there is a greater percentage of cash and fixed income securities as components of the Viacom Transaction Consideration than the QVC Transaction Consideration, although the magnitude of the difference in the respective percentages between the two current bids has decreased in comparison to the most recent previous bids submitted by Viacom and QVC.
We further note the offering of the Viacom CVRs in the Amended Viacom
Proposal.

     Our engagement and the opinions expressed herein are solely for the benefit of Paramount's Board of Directors and are not on behalf of, and are not intended to confer rights or remedies upon, Viacom, QVC, Blockbuster, any stockholders of Paramount, Viacom, QVC or Blockbuster or any other person other than Paramount's Board of Directors.

     In reaching our opinions expressed herein, we have taken into account various factors, including our assessment of the probability of consummation of the proposed merger between Viacom and Blockbuster contemplated by the Blockbuster Merger Agreement under the circumstances existing on the date of this letter and that, given the terms and conditions of the proposed QVC Two-Step Transaction and the proposed Viacom Two-Step Transaction and the limitations of the financial valuation methodologies referred to above, we continue to view as a favorable factor an offer that contains a greater percentage of cash and securities readily susceptible to valuation. Based on and subject to the foregoing and such other factors as we deemed relevant, including our assessment of economic, monetary and market conditions existing on the date of this letter, we are of the opinion that, as of this date, (i) the QVC Transaction Consideration is fair to the Stockholders from a financial point of view (ii) the Viacom Transaction Consideration is fair to the Stockholders from a financial point of view and (iii) the Viacom Transaction Consideration is marginally superior to the QVC Transaction Consideration from a financial point of view.

                                   Very truly yours,


                                   /s/ Lazard Freres & Co.

PRELIMINARY COPIES                                                     ANNEX V




                           EXCERPT FROM THE DELAWARE
                            GENERAL CORPORATION LAW
                         RELATING TO DISSENTERS' RIGHTS

                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

Sec. 262. Appraisal rights.

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to the provisions of subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with the provisions of subsection (d) of this Section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to 228 of this Chapter shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this Section. As used in this Section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a non-stock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a non-stock corporation.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Sections 251, 252, 254, 257, 258, 263 or 264 of this
Chapter:

          (1) Provided, however, that no appraisal rights under this Section shall be available for the shares of any class or series of stock which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 stockholders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this Chapter.

          (2) Notwithstanding the provisions of subsection (b)(1) of this Section, appraisal rights under this Sectionshall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this Chapter to accept for such stock anythingexcept: (i) shares of stock of the corporation surviving or resulting from such merger or consolidation; (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders;
     (iii) cash in lieu of fractional shares of the corporations described in the foregoing clauses (i) and (ii); or (iv) any combination of the shares of stock and cash in lieu of fractional shares described in the foregoing clauses (i), (ii) and (iii) of this subsection.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this Chapter is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this Section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this Section, including those set forth in subsections (d) and
(e), shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this Section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this Section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with the provisions of this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this Chapter, the surviving or resulting corporation, either before the effective date of the merger or consolidation or within 10 days thereafter, shall notify each of the stockholders entitled to appraisal rights of the effective date of the merger or consolidation and that appraisal rights are available for any or all of the shares of the constituent corporation, and shall include in such notice a copy of this Section. The notice shall be sent by certified or registered mail, return receipt requested, addressed to the stockholder at his address as it appears on the records of the corporation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with the provisions of subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with the provisions of this Section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this Section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this Section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and in the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any other state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all of the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this Section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this Section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this Section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation into which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

PRELIMINARY COPIES                                                    ANNEX VI




             FORM OF CERTIFICATE OF MERGER FOR THE PARAMOUNT MERGER

                             CERTIFICATE OF MERGER
                                    MERGING
                                VIACOM SUB INC.
                                 WITH AND INTO
                         PARAMOUNT COMMUNICATIONS INC.
                         PURSUANT TO SECTION 251 OF THE
                        DELAWARE GENERAL CORPORATION LAW

     The undersigned, being the [Title] of Paramount Communications Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware ("Paramount"), DOES HEREBY CERTIFY AS
FOLLOWS:

     FIRST: That the name of and the state of incorporation of each of the constituent corporations in the merger is as follows:

                                                                              STATE OF
     NAME                                                                   INCORPORATION
- ----------------------------------------------------------------------  ---------------------
Viacom Sub Inc. ......................................................           Delaware
Paramount Communications Inc. ........................................           Delaware


     SECOND: That an Amended and Restated Agreement and Plan of Merger dated as of February 4, 1994, as further amended as of May 26, 1994 (the "Merger Agreement"), among Paramount, Viacom Sub Inc. (the "Merger Subsidiary") and Viacom Inc. has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 251 of the General Corporation Law of the State of Delaware.


     THIRD: That Paramount shall be the surviving corporation (the "Surviving Corporation").

     FOURTH: The Restated Certificate of Incorporation of Paramount will be amended in its entirety to read as the Restated Certificate of Incorporation attached hereto as Exhibit A.

     FIFTH: That an executed copy of the Merger Agreement is on file at the principal place of business of the Surviving Corporation at the following address:

                               15 Columbus Circle
                            New York, New York 10023

     SIXTH: That a copy of the Merger Agreement will be furnished by the Surviving Corporation, on request, and without cost, to any stockholder of any constituent corporation.

     IN WITNESS WHEREOF, Paramount has caused this Certificate of Merger to be
signed by             , its [Title of Officer], and attested by             ,
its [Assistant] Secretary, this      day of [           ], 19  .

                                          PARAMOUNT COMMUNICATIONS INC.

                                          By:
                                              ..................................

                                              Title:

ATTEST:

 .....................................

        [Assistant] Secretary

                                                                       EXHIBIT A

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         PARAMOUNT COMMUNICATIONS INC.

     FIRST: The name of the corporation (hereinafter called the "corporation") is

                         PARAMOUNT COMMUNICATIONS INC.

     SECOND: The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is
                                       ; and the name of the registered agent of
the corporation in the State of Delaware is                .

     THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The total number of shares of stock which the corporation shall have authority to issue is Two Hundred (200), all of which are without par value. All such shares are of one class and are shares of Common Stock.

     FIFTH: The corporation is to have perpetual existence.

     SIXTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     SEVENTH: For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

          1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the corporation would have if there were no vacancies. No election of directors need be by written ballot.

          2. After the original or other By-Laws of the corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the corporation may be exercised by the Board of Directors of the corporation; provided, however, that any provision for the classification of directors of the corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial By-Law or in a By-Law adopted by the stockholders entitled to vote of the corporation unless provisions for such classification shall be set forth in this certificate of incorporation.

          3. Whenever the corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) of Section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

     EIGHTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph
(7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

     NINTH: The corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     TENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this certificate of incorporation are granted subject to the provisions of this Article ELEVENTH.

 PRELIMINARY COPIES                                                ANNEX VII






                        FORM OF CERTIFICATE OF AMENDMENT

                            CERTIFICATE OF AMENDMENT
                                       OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                  VIACOM INC.
                         PURSUANT TO SECTION 242 OF THE
                        DELAWARE GENERAL CORPORATION LAW

     The undersigned, being the [Title] of Viacom Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware ("Viacom"), DOES HEREBY CERTIFY AS FOLLOWS:


     FIRST: At a meeting of the Board of Directors of Viacom duly called and held on May 26, 1994, resolutions were duly adopted setting forth proposed amendments (which are set forth herein in Articles SECOND and THIRD) to the Restated Certificate of Incorporation of Viacom, declaring such amendments to be advisable and directing that such amendments be submitted to the stockholders of Viacom for approval at the Special Meeting of Stockholders to be held on
               .


     SECOND: That Section 1(a) of Article IV of the Restated Certificate of Incorporation of Viacom be, and the same hereby is, amended in full to read as follows:

     "(a) The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 1,400,000,000. The classes and the aggregate number of shares of stock of each class which the Corporation shall have authority to issue are as follows:

          (i) 200,000,000 shares of Class A Common Stock, $0.01 par value ("Class A Common Stock").

          (ii) 1,000,000,000 shares of Class B Common Stock, $0.01 par value ("Class B Common Stock").

          (iii) 200,000,000 shares of Preferred Stock, $0.01 par value ("Preferred Stock")."

     THIRD: That the first sentence of Section (2) of Article V of the Restated Certificate of Incorporation of Viacom be, and the same hereby is, amended by deleting the number "twelve" and replacing such number with the number "twenty".

     FOURTH: That such amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, this Certificate has been executed by         , [Title
of Officer] of Viacom, and attested by         , [Assistant] Secretary of
Viacom, this               day of            , 1994.

                                          VIACOM INC.

                                          By:
                                              ..................................

                                              Title:

ATTEST:

 .....................................

[Assistant] Secretary

                                     VII-1

                                                                       EXHIBIT A

                                  VIACOM INC.
                                SENIOR EXECUTIVE
                           SHORT-TERM INCENTIVE PLAN

                                   ARTICLE I

                                    GENERAL

     SECTION 1.1 Purpose. The purpose of the Viacom Inc. Senior Executive Short-Term Incentive Plan (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), by rewarding selected senior executive officers of the Company and its subsidiaries for their contributions to the Company's financial success and thereby motivate them to continue to make such contributions in the future by granting annual performance-based awards ("Awards").

     SECTION 1.2 Administration of the Plan. The Plan shall be administered by a committee ("Committee") which shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. The Committee shall be the Compensation Committee of the Company's Board of Directors ("Board") (or such other Committee as may be appointed by the Board) except that (i) the number of directors on the Committee shall not be less than three (3) and (ii) each member of the Committee shall be an "outside director" within the meaning of Section 162(m)(4)of the Internal Revenue Code of 1986, as amended (the "Code"). All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan. The Committee shall have authority to determine the terms and conditions of the Awards granted to eligible persons specified in Section
1.3 below ("Participants").

     SECTION 1.3 Eligible Persons. Awards may be granted only to employees of the Company or one of its subsidiaries who are at the level of Senior Vice President of the Company or at a more senior level. An individual shall not be deemed an employee for purposes of the Plan unless such individual receives compensation from either the Company or one of its subsidiaries for services performed as an employee of the Company or any of its subsidiaries.

                                   ARTICLE II

                                     AWARDS

     SECTION 2.1 Awards. The Committee may grant Awards to eligible employees with respect to each fiscal year of the Company, subject to the terms and conditions set forth in the Plan.

     SECTION 2.2 Terms of Awards. Prior to the commencement of each fiscal year of the Company (or by March 31, 1994, in the case of the fiscal year ending December 31, 1994), the Committee shall establish (i) performance goals and objectives ("Performance Targets") for the Company and the subsidiaries and divisions thereof for such fiscal year ("Performance Period") and (ii) target awards ("Target Awards") for each Participant which shall be a percentage of the Participant's salary (as
                                      A-1
defined in Section 2.3 below). Such Performance Targets shall relate to the achievement of annual financial goals based on the attainment of specified levels of Operating Income and/or Cash Flow (as such terms are defined below) for the Company and the subsidiaries and divisions thereof. With respect to the Viacom Cable Division, the Performance Targets shall also relate to the achievement of annual goals based on the attainment of specified levels of Customer Months and Ancillary Revenues (as such terms are defined below). For purposes of the Plan, "Operating Income" shall mean revenues less operating expenses (other than depreciation and amortization) and "Cash Flow" shall mean Operating Income less cash capital expenditures and increases or decreases in working capital and in other balance sheet investments. "Customer Months" shall mean the number of months for which Viacom Cable Division customers were billed for services other than premium, pay-per-view and ancillary services. "Net Ancillary Revenues" shall mean revenues from premium, pay-per-view and ancillary services less operating costs.

     SECTION 2.3 Limitation on Awards. The aggregate amount of all Awards to any Participant for any Performance Period shall not exceed the amount determined by multiplying such Participant's Salary by a factor of six (6). For purposes of the Plan, "Salary" shall mean the base salary of the Participant on March 31, 1994 or, in the case of a Participant hired after March 31, 1994, such Participant's base salary on the date of hire.

     SECTION 2.4 Determination of Award. The Committee shall, promptly after the date on which the necessary financial or other information for a particular Performance Period becomes available, certify whether the Performance Targets have been achieved in the manner required by Section 162(m) of the Code. If the Performance Targets have been achieved, the Awards for such Performance Period shall have been earned except that the Committee may, in its sole discretion, reduce the amount of any Award to reflect the Committee's assessment of the Participant's individual performance or for any other reason. Subject to Section 2.5, such Awards shall become payable in cash as promptly as practicable thereafter.

     SECTION 2.5 Employment Requirement. To be eligible to receive payment of an Award, the Participant must have remained in the continuous employ of the Company or its subsidiaries through the end of the applicable Performance Period. If the Company or any subsidiary terminates a Participant's employment other than for "cause" or a Participant becomes "permanently disabled" (in each case, as determined by the Committee in its sole discretion) or a Participant dies during a Performance Period, such Participant or his estate shall be awarded, unless his employment contract provides otherwise, a pro rata portion of the amount of the Award for such Performance Period except that the Committee may, in its sole discretion, reduce the amount of such Award to reflect the Committee's assessment of such Participant's individual performance prior to the termination of such Participant's employment, such Participant's becoming permanently disabled or such Participant's death, as the case may be, or for any other reason.

                                  ARTICLE III

                              ADJUSTMENT OF AWARDS

     In the event that, during a Performance Period, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin off, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction or event, or any extraordinary event, or any other event which distorts the applicable performance criteria occurs involving the Company or a subsidiary or division thereof, the Committee shall adjust or modify, as determined by the Committee in its sole and absolute discretion, the calculation of Operating Income and/or Cash Flow, or the applicable Performance Targets, to the extent necessary to prevent reduction or enlargement of Participants' Awards under the Plan for such Performance Period attributable to such transaction or event. Such adjustments shall be conclusive and binding for all purposes.

                                   ARTICLE IV

                                 MISCELLANEOUS

     SECTION 4.1 No Rights to Awards or Continued Employment. No employee shall have any claim or right to receive Awards under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained by the Company or any of its subsidiaries.

     SECTION 4.2 Restriction on Transfer. The rights of a Participant with respect to Awards under the Plan shall not be transferable by the Participant to whom such Award is granted, otherwise than by will or the laws of descent and distribution.

     SECTION 4.3 Tax Withholding. The Company or a subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's beneficiary or beneficiaries any Federal, state or local taxes required by law to be withheld with respect to such payments.

     SECTION 4.4 No Restriction on Right of Company to Effect Changes. The Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin off, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction or event involving the Company or a subsidiary or division thereof or any other event or series of events, whether of a similar character or otherwise.

     SECTION 4.5 Source of Payments. The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

     SECTION 4.6 Amendment and Termination. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part. No termination or amendment of the Plan may, without the consent of the Participant to whom an Award has been made, adversely affect the rights of such Participant in such Award.

     SECTION 4.7 Governmental Regulations. The Plan, and all Awards hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

     SECTION 4.8 Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

     SECTION 4.9 Governing Law. The Plan and all rights and Awards hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

     SECTION 4.10 Effective Date. The Plan shall be effective as of January 1, 1994; provided, however, that it shall be a condition to the effectiveness of the Plan, and any Awards hereunder, that the shareholders of the Company approve the adoption of the Plan at the 1994 Annual Meeting of Shareholders. Such approval shall meet the requirements of Section 162(m) of the Code and the regulations thereunder. If such approval is not obtained, then the Plan and any Award hereunder shall be void ab initio.

                                                                       EXHIBIT B

                                  VIACOM INC.
                    1994 LONG-TERM MANAGEMENT INCENTIVE PLAN

                                   ARTICLE I

                                    GENERAL

     SECTION 1.1 Purpose. The purpose of the Viacom Inc. 1994 Long-Term Incentive Plan (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), and its subsidiaries by rewarding certain key employees of the Company and its subsidiaries for their contributions to the financial success of the Company and thereby motivate them to continue to make such contributions in the future.

     SECTION 1.2 Definitions. As used in the Plan, the following terms shall have the following meanings:

          (a) "Agreement" shall mean the written agreement governing a Grant under the Plan, in a form approved by the Committee, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

          (b) "Appreciation Value" shall mean the excess, if any, of the Value of a Phantom Share on the applicable Valuation Date or date of termination of employment or of the Participant's death, retirement or Permanent Disability (as described in Section 4.5(a) hereof), as the case may be, over the Initial Value of such Phantom Share.

          (c) "Beneficiary" or "Beneficiaries" shall mean the person(s) designated by the Participant pursuant to the provisions of the Agreement to receive payments pursuant to such Agreement upon the Participant's death. If no Beneficiary is so designated by the Participant or if no Beneficiary is living at the time such a payment is due pursuant to such Agreement, payments shall be made to the estate of the Participant. The Agreement shall provide the Participant with the right to change the designated Beneficiaries from time to time by written instrument executed by the Participant and filed with the Committee in accordance with such rules as may be specified by the Committee. No such written designation shall be effective unless received by the Committee prior to the date of death of the Participant.

          (d) "Board" shall mean the Board of Directors of the Company.

          (e) "Class B Common Stock" shall mean the shares of Class B Common Stock, par value $0.01 per share, of the Company.

          (f) "Code" shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto.

          (g) "Committee" shall mean the Compensation Committee of the Board (or such other Committee as may be appointed by the Board) except that (i) the number of directors on the Committee shall be not less than three and (ii) each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

          (h) "Date of Grant" shall mean the date of the Grant of the Stock Options, Stock Appreciation Rights, Restricted Shares and/or Phantom Shares as set forth in the applicable Agreement.

          (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

          (j) "Fair Market Value" of a share of Class B Common Stock on a given date shall be the closing price of a share of the Class B Common Stock on the American Stock Exchange or such other national securities exchange as may be designated by the Committee, or, in the event that the Class B Common Stock is not listed for trading on a national securities exchange but is quoted on an automated quotation system, the average closing bid per share of the Class B Common Stock on such automated quotation system or, in the event that the Class B Common Stock is not quoted on any such system, the average of the closing bid prices per share of the Class B Common Stock as furnished by a professional marketmaker making a market in the Class B Common Stock designated by the Committee.

          (k) "Grant" shall mean a grant under the Plan which may consist of a grant of Stock Options, Stock Appreciation Rights, Restricted Shares or Phantom Shares or a combination of any of the above.

          (l) "Initial Value" shall mean the value of a Phantom Share as specified by the Committee as of the Date of Grant or the Value of a Phantom Share calculated as of the Date of Grant or such earlier date as the Committee may determine; provided, however, that in no event shall the Initial Value be less than 50% of the Value of the relevant Phantom Share as of the Date of Grant.

          (m) "Outstanding Phantom Share" shall mean a Phantom Share granted to a Participant for which the Valuation Date has not yet occurred.

          (n) "Outstanding Stock Option" shall mean a Stock Option granted to a Participant which has not yet been exercised and which has not yet expired in accordance with its terms.

          (o) "Participant" shall mean any employee who has met the eligibility requirements set forth in Section 1.4 hereof and to whom an outstanding Grant has been made under the Plan.

          (p) "Permanent Disability" shall have the same meaning as such term or a similar term has in the long-term disability policy maintained by the Company or a subsidiary thereof for the Participant and in effect on the date of the onset of the Participant's Permanent Disability, unless the Committee determines otherwise, in its discretion, and sets forth an alternative definition in the applicable Agreement.

          (q) "Phantom Share" shall mean a contractual right granted to a Participant pursuant to Article IV, to receive an amount equal to the Appreciation Value at such time, and subject to such terms and conditions, as are set forth in the Plan and the applicable Agreement.

          (r) "Restricted Share" shall mean a share of Class B Common Stock granted to a Participant pursuant to Article III, which is subject to the restrictions set forth in Section 3.3 hereof, and subject to such other terms and conditions as are set forth in the Plan and the applicable Agreement.

          (s) "Retirement" shall mean the resignation or termination of employment after attainment of an age required for payment of an immediate pension pursuant to the terms of any qualified retirement plan maintained by the Company or a subsidiary in which the Participant participates; provided, however, that no resignation or termination prior to a Participant's 60th birthday shall be deemed a retirement unless the Committee so determines in its sole discretion.

          (t) "Stock Appreciation Right" shall mean a contractual right granted to a Participant pursuant to Article II, to receive an amount determined in accordance with Section 2.5 of the Plan.

          (u) "Stock Option" shall mean a contractual right granted to a Participant pursuant to Article II, to purchase Class B Common Stock at such time and price, and subject to such other terms and conditions, as are set forth in the Plan and the applicable Agreement. Stock Options may
                                      B-2
     be "Incentive Stock Options" within the meaning of Section 422 of the Code or "Non-Qualified Stock Options" which do not meet the requirements of such Code section.

          (v) "Termination for Cause" shall mean a termination of employment with the Company or any of its subsidiaries which, as determined by the Committee, is by reason of (i) "cause" as such term or a similar term is defined in any employment agreement applicable to the Participant, or (ii) if there is no such employment agreement or if such employment agreement contains no such term, (x) a failure or refusal by a Participant to substantially perform a material duty of such Participant's employment, (y) the commission by the Participant of a felony or the perpetration by the Participant of a dishonest act or common law fraud against the Company or any subsidiary thereof, or (z) any other act or omission which is materially injurious to the financial condition or business reputation of the Company or any subsidiary thereof.

          (w) "Valuation Date" shall mean the date on which the Appreciation Value of a Phantom Share shall be measured and fixed in accordance with
     Section 4.2(a) hereof.

          (x) The "Value" of a Phantom Share shall be determined by reference to the "average Fair Market Value" of a share of Class B Common Stock. The "average Fair Market Value" on a given date of a share of Class B Common Stock shall be determined over the 30-day period ending on such date or such other period as the Committee may decide shall be applicable to a Grant of Phantom Shares, determined by dividing (i) by (ii), where (i) shall equal the sum of the Fair Market Values on each day that the Class B Common Stock was traded and a closing price was reported on such national securities exchange or on such automated quotation system or by such marketmaker, as the case may be, during such period, and (ii) shall equal the number of days on which the Class B Common Stock was traded and a closing price was reported on such national securities exchange or on such automated quotation system or by such marketmaker, as the case may be, during such period.

          (y) To "vest" a Stock Option, Stock Appreciation Right, Restricted Stock or Phantom Share held by a Participant shall mean to render such Stock Option, Stock Appreciation Right, Restricted Share or Phantom Share nonforfeitable, except where, with respect to Stock Options, Stock Appreciation Rights and Phantom Shares, a Participant's employment ends because of a Termination for Cause.

     SECTION 1.3 Administration of the Plan. The Plan shall be administered by the Committee which shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding to all matters relating to the Plan. The Committee shall have authority to select Participants from among the class of eligible persons specified in Section 1.4 below and to determine the number of Stock Options, Stock Appreciation Rights, Restricted Shares or Phantom Shares (or combination thereof) to be granted to each Participant.

     SECTION 1.4 Eligible Persons. Grants may be awarded only to key employees of the Company or one of its subsidiaries. An individual shall not be deemed an employee for purposes of the Plan unless such individual receives compensation from either the Company or a subsidiary of the Company for services performed as an employee of the Company or any of its subsidiaries.

     SECTION 1.5 Class B Common Stock Subject to the Plan. The total aggregate number of shares of Class B Common Stock that may be distributed under the Plan (whether reserved for issuance upon grant of Stock Options or Stock Appreciation
Rights or granted as Restricted Shares) shall be       , subject to adjustment
pursuant to Section 5.2 hereof. The shares of Class B Common Stock shall be made available from authorized but unissued Class B Common Stock or from Class B Common Stock
                                      B-3
issued and held in the treasury of the Company. The delivery of shares of Class B Common Stock upon exercise of a Stock Option or Stock Appreciation Right in any manner and the vesting of Restricted Shares shall result in a decrease in the number of shares which thereafter may be issued for purposes of this Section 1.5, by the number of shares as to which the Stock Option or Stock Appreciation Right is exercised or by the number of Restricted Shares which vest. Shares of Class B Common Stock with respect to which Stock Options and Stock Appreciation Rights expire, are cancelled without being exercised or are otherwise terminated may be regranted under the Plan. Restricted Shares that are forfeited for any reason shall not be deemed granted for purposes of this Section 1.5 and may thereafter be regranted under the Plan.

     SECTION 1.6 Limit on Annual Grants to Participants. The maximum aggregate number of (i) shares of Class B Common Stock that may be distributed under the Plan (whether reserved for issuance upon grant of Stock Options or Stock Appreciation Rights or granted as Restricted Shares) and (ii) Phantom Shares that may be granted under the Plan during any calendar year to any Participant at the level of Senior Vice President of the Company or above is
                     .

     SECTION 1.7 Agreements. Each Agreement (i) shall state the Date of Grant and the name of the Participant, (ii) shall specify the terms of the Grant,
(iii) shall be signed by the Participant and a person designated by the Committee, (iv) shall incorporate the Plan by reference and (v) shall be delivered to the Participant. The Agreement shall contain such other terms and conditions as are required by the Plan and, in addition, such other terms not inconsistent with the Plan as the Committee may deem advisable.

                                   ARTICLE II

                     PROVISIONS APPLICABLE TO STOCK OPTIONS

     SECTION 2.1 Grants of Stock Options. The Committee may from time to time grant to eligible employees Stock Options on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Stock Options shall specify the number of Stock Options granted, the exercise price of such Stock Options, whether such Stock Options are Incentive Stock Options or Non-Qualified Stock Options and the period during which such Stock Options may be exercised.

     SECTION 2.2 Exercise Price. The Committee shall establish the per share exercise price at the time any Stock Option is granted at such amount as the Committee shall determine, except that such exercise price shall not be less than 50% of the Fair Market Value of a share of Class B Common Stock subject to the Option on the Date of Grant and that, with respect to an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant. The exercise price will be subject to adjustment in accordance with the provisions of Article 5.2 of the Plan.

     SECTION 2.3 Exercise of Stock Options.

     (a) Exercisability. Stock Options shall be exercisable only to the extent the Participant is vested therein. A Participant shall vest in Stock Options over such time and in such increments as the Committee shall determine and specify in a vesting schedule set forth in the applicable Agreement. The Committee may, however, in its sole discretion, accelerate the time at which a Participant vests in his Stock Options.

     (b) Option Period. For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised; provided, however, that anything in the Plan or in the applicable Agreement to the contrary notwithstanding:

          (i) Earliest Exercise Date. No Stock Option granted under the Plan shall be exercisable until six months after the Date of Grant thereof.

          (ii) Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

          (iii) Registration Restrictions. A Stock Option shall not be exercisable, no transfer of shares of Class B Common Stock shall be made to any Participant, and any attempt to exercise a Stock Option or to transfer any such shares shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option, and the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable Federal or state securities or blue sky laws or (B) the Committee, in its sole discretion, determines, or the Participant, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B Common Stock subject to such Stock Option under any Federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     (c) Exercise in the Event of Termination of Employment, Retirement, Death or Permanent Disability.

          (i) Termination other than for Cause, Retirement, Death or Permanent Disability. In the event that (A) the Participant ceases to be an employee of the Company or any of its subsidiaries by reason of the voluntary termination by the Participant, the termination by the Company or any of its subsidiaries other than for Cause or the Participant's Retirement, his Outstanding Stock Options may be exercised to the extent then exercisable until the earlier of three months after the date of such termination or Retirement or the expiration of such Stock Options, (B) a Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised to the extent exercisable at the date of death by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution until the earlier of one year after such death (or such longer period as may be determined by the Committee, in its discretion, prior to the expiration of such one-year period) or the expiration of such Stock Options, and (C) the Permanent Disability of the Participant occurs, the Participant may exercise his Outstanding Stock Options to the extent exercisable upon date of the onset of such Permanent Disability until the earlier of one year after such date or the expiration of such Stock Options. Upon the occurrence of an event described in clauses (A), (B) or
     (C) of this Section 2.2(c)(i), all rights with respect to Stock Options that are not vested as of such event will be relinquished.

          (ii) Termination for Cause. If a Participant's employment with the Company or any of its subsidiaries ends because of a Termination for Cause, then unless the Committee, in its discretion, determines otherwise, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such termination.

          (iii) Maximum Exercise Period. Anything in this Section 2.3 to the contrary notwithstanding, no Stock Option shall be exercisable after the earlier to occur of (A) the expiration of the option period set forth in the applicable Agreement or (B) the tenth anniversary of the Date of Grant thereof.

     SECTION 2.4 Payment of Purchase Price Upon Exercise. Every share purchased through the exercise of a Stock Option shall be paid for in full at the time of exercise in cash or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designed by the Committee or in a combination of cash, shares or such other securities.

     SECTION 2.5 Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights only in tandem with a Stock Option, either at the time of Grant or by amendment at any time prior to the exercise, expiration or termination of such Stock Option. Each Stock Appreciation Right shall be subject to the same terms and conditions as the related Stock Option and shall be exercisable only at such times and to such extent as the related Stock Option is exercisable. A Stock Appreciation Right shall entitle the holder to surrender to the Company the related Stock Option unexercised and receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of the shares of Class B Common Stock subject to such Stock Option, determined as of the day preceding the surrender of such Stock Option, over the Stock Option aggregate exercise price. Such amount shall be paid in cash or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares or such other securities.

                                  ARTICLE III

                   PROVISIONS APPLICABLE TO RESTRICTED SHARES

     SECTION 3.1 Grants of Restricted Shares. The Committee may from time to time grant to eligible employees Restricted Shares on the terms and conditions set for in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Restricted Shares shall specify the number of Restricted Shares granted and the vesting schedule (as provided for in Section 3.2 hereof) for such Restricted Shares.

     SECTION 3.2 Vesting. The Committee shall establish the vesting schedule applicable to Restricted Shares granted hereunder, which vesting schedule shall specify the period of time and the increments in which a Participant shall vest in the Grant of Restricted Shares; provided, however, that no such Restricted Share shall vest until six months after the Date of Grant thereof.

     SECTION 3.3 Rights and Restrictions Governing Restricted Shares. As of the Date of Grant of Restricted Shares, one or more certificates representing the appropriate number of shares of Class B Common Stock granted to a Participant shall be registered in his name but shall be held by the Company for the account of the Participant. The Participant shall have all rights of a holder as to such shares of Class B Common Stock (including, to the extent applicable, the right to receive dividends and to vote), subject to the following restrictions: (a) the Participant shall not be entitled to delivery of certificates representing such shares of Class B Common Stock until such shares have vested; (b) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested; and (c) except as otherwise provided in Section 3.6 below, all unvested Restricted Shares shall be immediately forfeited upon a Participant's termination of employment with the Company for any reason or the Participant's death, Retirement or Permanent Disability.

     SECTION 3.4 Adjustment with Respect to Restricted Shares. Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Shares vest.

     SECTION 3.5 Delivery of Restricted Shares. On the date on which Restricted Shares vest, all restrictions contained in the Agreement covering such Restricted Shares and in the Plan shall lapse as to such Restricted Shares and one or more stock certificates for the appropriate number of shares of Common Stock, free of the restrictions set forth in the Plan and applicable Agreement, shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable Federal or state securities laws.

     SECTION 3.6 Termination of Employment, Retirement, Death or Permanent Disability. In the event that (i) the Participant's employment with the Company or any of its subsidiaries ends by reason of voluntary termination by the Participant, termination by the Company or any of its subsidiaries other than for Cause, termination by the Company or any of its subsidiaries for Cause or the Participant's retirement, or (ii) the Participant's death or Permanent Disability, prior to the date or dates on which Restricted Shares vest, the Participant shall forfeit all unvested Restricted Shares as of the date of such event, unless, other than in the case of a termination by the Company or its subsidiaries for Cause, the Committee determines that the circumstances in the particular case so warrant and provides that some or all of such Participant's unvested Restricted Shares shall vest as of the date of such event, in which case certificates representing such shares shall be delivered, in accordance with Section 3.5 above, to the Participant or in the case of the Participant's death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.

                                   ARTICLE IV

                    PROVISIONS APPLICABLE TO PHANTOM SHARES

     SECTION 4.1 Grants of Phantom Shares. The Committee may from time to time grant to eligible employees Phantom Shares, the value of which is determined by reference to a share of Class B Common Stock, on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Phantom Shares shall specify the number of Phantom Shares granted, the Initial Value of such Phantom Shares, the Valuation Dates, the number of Phantom Shares whose Appreciation Value shall be determined on each such Valuation Date, any applicable vesting schedule (as provided for in Section 4.3 hereof) for such Phantom Shares, and any applicable limitation on payment (as provided for in Section 4.4 hereof) for such Phantom Shares.

     SECTION 4.2 Appreciation Value.

     (a) Valuation Dates; Measurement of Appreciation Value. The Committee shall provide in the Agreement for one or more Valuation Dates on which the Appreciation Value of the Phantom Shares granted pursuant to the Agreement shall be measured and fixed, and shall designate in the Agreement the number of such Phantom Shares whose Appreciation Value is to be calculated on each such Valuation Date. Unless otherwise determined by the Committee, each Valuation Date shall be December 15 and no Valuation Date shall occur later than the year in which the eighth (8th) anniversary of the Date of Grant occurs.

     (b) Payment of Appreciation Value. Except as otherwise provided in Section
4.5 hereof, and subject to the limitation contained in Section 4.4 hereof, the Appreciation Value of a Phantom Share
                                      B-7
shall be paid to a Participant in cash in a lump sum as soon as practicable following the Valuation Date applicable to such Phantom Share.

     SECTION 4.3 Vesting. The Committee may, in its discretion, provide in the Agreement that Phantom Shares granted thereunder shall vest (subject to such terms and conditions as the Committee may provide in the Agreement) over such period of time, not in excess of five years from the Date of Grant, as may be specified in a vesting schedule contained therein.

     SECTION 4.4 Limitation on Payment. The Committee may, in its discretion, establish and set forth in the Agreement a maximum dollar amount payable under the Plan for each Phantom Share granted pursuant to such Agreement.

     SECTION 4.5 Termination of Employment, Death, Retirement or Permanent Disability.

     (a) Voluntary Termination, Termination by the Company Other Than for Cause, Death, Retirement or Permanent Disability. If, before the occurrence of one or more Valuation Dates applicable to the Participant's Outstanding Phantom Shares,
(i) the Participant's employment with the Company or any of its subsidiaries ends by reason of the voluntary termination by the Participant, the termination by the Company or any of its subsidiaries other than for Cause or the Participant's Retirement or (ii) the Participant's death or Permanent Disability occurs, then, unless the Committee, in its discretion, determines otherwise, the Appreciation Value of each Outstanding Phantom Share as to which the Participant's rights are vested as of the date of such event shall be the lesser of (x) the Appreciation Value of such Phantom Share calculated as of the date of such event or (y) the Appreciation Value of such Phantom Share calculated as of the originally scheduled Valuation Date applicable thereto. Unless the Committee, in its discretion, determines otherwise, the Appreciation Value so determined for each such vested Outstanding Phantom Share shall then be payable to the Participant or the Participant or the Participant's Beneficiary following the originally scheduled Valuation Date applicable thereto in accordance with
Section 4.2(b) hereof. Upon the occurrence of an event described in this Section 4.5(a), all rights with respect to Phantom Shares that are not vested as of such date will be relinquished.

     (b) Termination for Cause. If a Participant's employment with the Company or any of its subsidiaries ends because of a Termination for Cause, then, unless the Committee, in its discretion, determines otherwise, all Outstanding Phantom Shares, whether or not vested, and any and all rights to the payment of Appreciation Value with respect to such Outstanding Phantom Shares shall be forfeited effective as of the date of such termination.

                                   ARTICLE V

           EFFECT OF CERTAIN CORPORATE CHANGES AND CHANGES IN CONTROL

     SECTION 5.1 Effect of Reorganization. In the event that (i) the Company is merged or consolidated with another corporation, (ii) one person becomes the beneficial owner of more than fifty percent (50%) of the issued and outstanding equity securities of the Company (for purposes of this Section 5.1, the terms "person" and "beneficial owner" shall have the meanings assigned to them in
Section 13(d) of the Exchange Act), (iii) all or substantially all of the assets of the Company are acquired by another corporation, person or entity (each such event in (i) or (ii) or any other similar event or series of events which results in an event described in (i), (ii) or (iii), being hereinafter referred to as a "Reorganization Event") or (iv) the Board shall propose that the Company enter into a Reorganization Event, then the following shall apply:

          (a) With respect to Stock Options and Stock Appreciation Rights granted pursuant to Article II hereof and with respect to Restricted Shares granted pursuant to Article III hereof, the Committee shall take one of the following actions, the choice of which being in its sole discretion, unless, in the case of any Participant, the Participant agrees otherwise:
     (i) cause the surviving entity or new
                                      B-8
     owner, as the case may be, to agree to adopt the Plan and maintain it, with respect to all Outstanding Stock Options, Stock Appreciation Rights and Restricted Shares, in accordance with the terms in effect as of the date of the Reorganization Event, and to agree to adopt the related Agreements and to continue to effect their respective terms as such terms were in effect as of the date of the Reorganization Event, except that equitable adjustments shall be made, if appropriate, to reflect the relative values of the Class B Common Stock immediately prior to and following the occurrence of the Reorganization Event; (ii) cause the surviving entity or new owner, as the case may be, to grant new stock options and stock appreciation rights, if applicable (the "Substitute Options"), in substitution for the unexercised Stock Options and Stock Appreciation Rights as of the date of the Reorganization Event or to award new restricted shares (the "New Restricted Shares") in substitution for the unvested Restricted Shares, as of the date of the Reorganization Event; provided, however, that such Substitute Options or such New Restricted Shares, as the case may be, shall have a value, as of the date of such Reorganization Event, equal to the value of such unexercised Stock Options and Stock Appreciation Rights or such unvested Restricted Shares as of such date; (iii) solely with respect to Outstanding Stock Options, provide for the payment upon termination or cancellation of Outstanding Stock Options of an amount in cash or securities equal to the excess, if any, of the aggregate Fair Market Value of the Class B Common Stock subject to such Stock Options at the time of such termination or cancellation over the aggregate exercise price of such Stock Options; or (iv) advance the dates upon which all Outstanding Stock Options, Stock Appreciation Rights and Restricted Shares vest;

          (b) With respect to Phantom Shares granted pursuant to Article IV hereof, the Committee shall take one of the following actions, the choice of which being in its sole discretion, unless, in the case of any Participant, the Participant agrees otherwise: (i) cause the surviving entity or new owner, as the case may be, to agree to adopt the Plan and to maintain it, with respect to all Outstanding Phantom Shares under the Plan as of the date of the Reorganization Event, in accordance with the terms in effect as of the date of the Reorganization Event, and to agree to adopt the related Agreements and to continue in effect their respective terms as such terms were in effect as of the date of the Reorganization Event, except that (A) the Plan and related Agreements may be modified to utilize the stock of such surviving entity or new owner, in lieu of the Class B Common Stock, to measure the Value of the Phantom Shares, if equitable adjustments are made to reflect the relative values of such stock immediately prior to the occurrence of the Reorganization Event or (B) if the Class B Common Stock continues to be utilized to measure the Value of the Phantom Shares, equitable adjustments are to be made to reflect the relative values of such stock immediately prior to and following the Reorganization Event, if appropriate; or (ii) determine the Appreciation Value of the Phantom Shares by reference to the consideration to be paid for the Class B Common Stock in such Reorganization Event, and modify the Plan and the related Agreements, if appropriate, to provide that when and if the Participant is entitled to a payment under the provisions of the Plan and related Agreement (including, without limitation, the provisions regarding vesting, payment, limitation on payment and employment requirements) as they were in effect prior to the proposal of the Reorganization Event, such payment shall be computed on the basis of such Appreciation Value as so determined.

     Notwithstanding the provisions of Sections 5.1(a) and 5.1(b) above, in the event that the effect of the provisions contained therein should become a material impediment, either from a financial point of view or otherwise, to the consummation of a proposed Reorganization Event, the Committee may take such action as it deems equitable and appropriate to provide each Participant with a benefit equivalent to that which he would have been entitled had such event not occurred. Further, for the purposes of the first sentence of this Section 5.1, no event or series of events involving National Amusements, Inc., the Company or any of their respective subsidiaries or affiliates shall be deemed to be a Reorganization Event unless such event or series of events results in there being no class of equity securities of the Company which is publicly traded. Any action taken by the Committee may be made conditional upon the consummation of the applicable Reorganization Event. Further, in the event that a division or
                                      B-9
subsidiary of the Company is acquired by another corporation, person, or entity, the Company is reorganized, dissolved or liquidated, an event or series of events involving a corporate restructuring not described in the first sentence of this Section occurs, or the Board shall propose that the Company enter into any such transaction, event or series of events, then the Committee will take such action, if any, as it, in its sole discretion, deems equitable or appropriate to provide each Participant with a benefit equivalent to that which he would have been entitled had such event not occurred.

     SECTION 5.2 Dilution and Other Adjustments. In the event of a stock dividend or split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of stock, grants of options, warrants or rights (other than pursuant to the Plan) to purchase stock, recapitalization, combination, exchange or similar change affecting the Class B Common Stock, the Committee shall, in its discretion, make any or all of the following adjustments to provide each Participant with a benefit equivalent to that which he would have been entitled had such event not occurred: (i) adjust the number of shares of Class B Common Stock subject to any Stock Options or Stock Appreciation Rights or the number of Restricted Shares or Phantom Shares granted to each Participant, (ii) adjust the exercise price of the shares of Class B Common Stock subject to such Stock Options or Stock Appreciation Rights or the Initial Value of such Phantom Shares, and (iii) make any other adjustments, or take such action, as the Committee, in its discretion, deems appropriate. Such adjustments shall be conclusive and binding for all purposes. In the event of a change in the Class B Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Class B Common Stock within the meaning of the Plan.

                                   ARTICLE VI

                                 MISCELLANEOUS

     SECTION 6.1 No Rights to Grants or Continued Employment. No employee shall have any claim or right to receive Grants under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained by the Company or any of its subsidiaries.

     SECTION 6.2 Restriction on Transfer. The rights of a Participant with respect to Stock Options, Stock Appreciation Rights, Restricted Shares or Phantom Shares shall not be transferable by the Participant to whom such Stock Options, Stock Appreciation Rights, Restricted Shares or Phantom Shares are granted, otherwise than by will or the laws of descent and distribution.

     SECTION 6.3 Tax Withholding. The Company or a subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's Beneficiary any Federal, state or local taxes required by law to be withheld with respect to such payments. The Committee, in its discretion, may require, as a condition to the exercise of any Stock Option or Stock Appreciation Right, that a Participant pay an additional amount in cash equal to the amount of any Federal, state or local taxes owed by the Participant as a result of such exercise.

     SECTION 6.4 Stockholder Rights. No Grant under the Plan shall entitle a Participant or Beneficiary to any rights of a holder of shares of Class B Common Stock, except as provided in Article III with respect to Restricted Shares or upon the delivery of share certificates to a Participant upon exercise of a Stock Option or upon the delivery of share certificates in settlement of a Stock Appreciation Right.

     SECTION 6.5 No Restriction on Right of Company to Effect Corporate
Changes. The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants
                                      B-10
or rights to purchase stock or of bonds, debentures, preferred or prior preference stock whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation or the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     SECTION 6.6 Source of Payments. The general funds of the Company shall be the sole source of cash settlements of Stock Appreciation Rights under the Plan and payments of Appreciation Value, and the Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. To the extent person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

                                  ARTICLE VII

                           AMENDMENT AND TERMINATION

     The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3 under the Exchange Act shall not be effective unless and until such shareholder approval has been obtained in compliance with such rule. No termination or amendment of the Plan may, without the consent of the Participant to whom a grant has been made, adversely affect the rights of such Participant in the Stock Options, Stock Appreciation Rights, Restricted Shares or Phantom Shares covered by such Grant. Unless previously terminated pursuant to this Article VII, the Plan shall
terminate on the       anniversary of the Effective Date (as defined below), and
no further Grants may be awarded hereunder after such date.

                                  ARTICLE VIII

                                 INTERPRETATION

     SECTION 8.1 Governmental Regulations. The Plan, and all Grants hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

     SECTION 8.2 Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

     SECTION 8.3 Governing Law. The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                   ARTICLE IX

                    EFFECTIVE DATE AND STOCKHOLDER APPROVAL

     The Plan shall be effective as of        , 1994 (the "Effective Date") and
stockholder approval shall be sought at the first annual meeting of stockholders following such date. In the event that stockholder approval is not obtained on or before the date of such annual meeting, the Plan and all Grants thereunder shall be void ab initio and of no effect. No Stock Option or Stock Appreciation Right shall be exercisable, no Restricted Share shall vest and no Appreciation Value shall be paid with respect to a Phantom Share until the date of such stockholder approval.

                                                                       EXHIBIT C

                                  VIACOM INC.
                               STOCK OPTION PLAN
                                  FOR OUTSIDE
                                   DIRECTORS

                                   ARTICLE I

                                    GENERAL

     SECTION 1.1 Purpose. The purpose of the Viacom Inc. Stock Option Plan for Outside Directors (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), and its subsidiaries by obtaining and retaining the services of qualified persons who are not employees of the Company or its subsidiaries to serve as directors and to induce them to make a maximum contribution to the success of the Company and its subsidiaries.

     SECTION 1.2 Definitions. As used in the Plan, the following terms shall have the following meanings:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Class B Common Stock" shall mean the shares of Class B Common Stock, par value $0.01 per share, of the Company.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto.

          (d) "Date of Grant" shall mean May 25, 1993, for each person who is an Outside Director on such date, and, for each person who becomes an Outside Director for the first time after such date, the date of such individual's election or appointment to the Board.

          (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

          (f) "Effective Date" of the Plan shall be May 25, 1993.

          (g) "Fair Market Value" of a share of Class B Common Stock on a given date shall be the average closing price of a share of Class B Common Stock on the American Stock Exchange or such other national securities exchange as may be designated by the Board or, in the event that the Class B Common Stock is not listed for trading on a national securities exchange but is quoted on an automated quotation system, the average closing bid price per share of Class B Common Stock on such automated quotation system or, in the event that the Class B Common Stock is not quoted on any such system, the average of the closing bid prices per share of Class B Common Stock as furnished by a professional marketmaker making a market in the Class B Common Stock designated by the Board.

          (h) "Grant" shall mean a grant of Stock Options under the Plan.

          (i) "LTMIP" shall mean the Company's 1989 Long-Term Management Incentive Plan and/or any successor to such Plan, as applicable.

          (j) "Non-Qualified Stock Options" shall mean Stock Options which do not meet the requirements of Section 422 of the Code.

          (k) "Outside Director" shall mean any member of the Board of Directors of the Company who is not an employee of the Company, Viacom International Inc., National Amusements, Inc. or any of their respective subsidiaries. An individual shall not be deemed an employee for purposes of the Plan unless such individual receives compensation from either the Company or a subsidiary of the Company for services performed as an employee of the Company or any of its subsidiaries.

          (l) "Outstanding Stock Option" shall mean a Stock Option granted to an Outside Director which has not yet been exercised and which has not yet expired in accordance with its terms.

          (m) "Stock Option" shall mean a contractual right granted to an Outside Director under the Plan to purchase a share of Class B Common Stock at such time and price, and subject to the terms and conditions, as are set forth in the Plan.

          (n) To "vest" a Stock Option held by an Outside Director shall mean to render such Stock Option nonforfeitable.

     SECTION 1.3 Administration of the Plan. The Plan shall be administered by the members of the Board who are not Outside Directors. All questions of interpretation, administration and application of the Plan shall be determined by the Board. The Board may authorize any officer of the Company to execute and deliver a stock option certificate on behalf of the Company to an Outside Director.

     SECTION 1.4 Class B Common Stock Subject to the Plan. The total number of shares of Class B Common Stock that shall be reserved for distribution upon grant of Stock Options under the Plan shall be 100,000, subject to adjustment pursuant to Section 4.2 hereof. The shares of Class B Common Stock shall be made available from authorized but unissued Class B Common Stock or from Class B Common Stock issued and held in the treasury of the Company, as shall be determined by the Board. Exercise of Stock Options in any manner shall result in a decrease in the number of shares of Class B Common Stock which thereafter may be issued for purposes of this Section 1.4, by the number of shares as to which the Stock Options are exercised. Shares of Class B Common Stock with respect to which Stock Options expire, are cancelled without being exercised or are otherwise terminated, may be regranted under the Plan.

                                   ARTICLE II

                            GRANTS OF STOCK OPTIONS

     On May 25, 1993, each person who is an Outside Director on such date shall be granted Non-Qualified Stock Options to purchase 5,000 shares of Class B Common Stock at an option price per share equal to the Fair Market Value of a share of Class B Common Stock on May 25, 1993 (the "Date of Grant" of such Stock Options), on the terms and conditions set forth in the Plan. Thereafter, each person who becomes an Outside Director for the first time after such date shall be granted Non-Qualified Stock Options to purchase 5,000 shares of Class B Common Stock, effective as of the date of such individual's election or appointment to the Board (the "Date of Grant" of such Stock Options), at an option price per share equal to the Fair Market Value of a share of Class B Common Stock on the Date of Grant, on the terms and conditions set forth in the Plan. The exercise price of the Stock Options granted under the Plan shall be subject to adjustment in accordance with the provisions of Section 4.2 of the Plan. The terms and conditions of a Grant of Stock Options shall be set forth in an option certificate which shall be delivered to the Outside Director reasonably promptly following the Date of Grant of such Stock Options.

                                  ARTICLE III

                     TERMS AND CONDITIONS OF STOCK OPTIONS

     SECTION 3.1 Exercise of Stock Options.

     (a) Exercisability. Stock Options shall be exercisable only to the extent the Outside Director is vested therein. Each Grant of Stock Options under the Plan shall vest on the first anniversary of the Date of Grant of such Stock Options.

     (b) Option Period.

          (i) Earliest Exercise Date. No Stock Option granted under the Plan shall be exercisable until six months after the Date of Grant thereof.

          (ii) Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

          (iii) Registration Restrictions. Any attempt to exercise a Stock Option or to transfer any share issued upon exercise of a Stock Option by any Outside Director shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable Federal or state securities or blue sky laws or (B) the Board, in its sole discretion, determines, or the Outside Director, upon the request of the Board, provides an opinion of counsel satisfactory to the Board, that such registration or qualification is not required as a result of the availability of any exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B Common Stock under any Federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

     (c) Exercise in the Event of Termination of Services.

          (i) Termination other than for Death or Disability. If the services of an Outside Director as a Director of the Company terminate for any reason other than for death or disability, the Outside Director may exercise any Outstanding Stock Options only within one year after the termination date, but only to the extent such Outstanding Stock Options were vested on the date of such Outside Director's termination. Upon a termination described in this Section 3.1(c)(i), the Outside Director shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.

          (ii) Death. If an Outside Director dies within a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised only within one year after his death, but only to the extent such Outstanding Stock Options were vested on the date of death, by any person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution.

          (iii) Permanent Disability. If the services of an Outside Director as a Director of the Company terminate by reason of permanent disability, he may exercise his Outstanding Stock Options only within one year after the termination of his services, but only to the extent such Outstanding Stock Options were vested when his services terminated.

     SECTION 3.2 Payment of Purchase Price Upon Exercise. Every share of Class B Common Stock purchased through the exercise of a Stock Option shall be paid for in full at the time of exercise in cash (e.g., personal bank check, certified check or official bank check). In addition, the Outside Director shall make an arrangement acceptable to the Company to pay to the Company an amount sufficient to satisfy the combined Federal, state and local withholding tax obligations which arise in connection with the exercise of such Stock Options.

                                   ARTICLE IV

           EFFECT OF CERTAIN CORPORATE CHANGES AND CHANGES IN CONTROL

     SECTION 4.1 Effect of Reorganization. In the event that (i) the Company is merged or consolidated with another corporation, (ii) one person becomes the beneficial owner of more than fifty percent (50%) of the issued and outstanding equity securities of the Company (for purposes of this Section 4.1, the terms "person" and "beneficial owner" shall have the meanings assigned to them in
Section 13(d) of the Exchange Act), (iii) all or substantially all of the assets of the Company are acquired by another corporation, person or entity (each such event in (i), (ii) or (iii) or any other similar event or series of events which results in an event described in (i), (ii) or (iii), being hereinafter referred to as a "Reorganization Event") or (iv) the Board shall propose that the Company enter into a Reorganization Event, then all the Outstanding Stock Options under the Plan shall be immediately exercisable as of the date of such Reorganization Event. For the purposes of this Section 4.1, no event or series of events involving National Amusements, Inc., the Company or any of their respective subsidiaries or affiliates shall be deemed to be a Reorganization Event unless such event or series of events results in there being no class of equity securities of the Company which is publicly traded.

     SECTION 4.2 Dilution and Other Adjustments. In the event of a stock dividend or split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of stock, grants of options, warrants or rights (other than pursuant to the Plan) to purchase stock, recapitalization, combination, exchange or similar change affecting the Class B Common Stock, as the case may be, in order to provide each Outside Director with a benefit equivalent to that which he would have been entitled had such event not occurred, the Outstanding Stock Options under the Plan shall be adjusted in the same manner as the Outstanding Stock Options (as such term is defined in the LTMIP) under the LTMIP shall be adjusted. Such adjustments shall be conclusive and binding for all purposes. In the event of a change in the Class B Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or descrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Class B Common Stock within the meaning of the Plan.

                                   ARTICLE V

                                 MISCELLANEOUS

     SECTION 5.1 Restriction on Transfer. The rights of an Outside Director with respect to Stock Options shall not be transferable by the Outside Director to whom such Stock Options are granted, otherwise than by will or the laws of descent and distribution.

     SECTION 5.2 Stockholder Rights. No Grant of Stock Options under the Plan shall entitle an Outside Director to any rights of a holder of shares of Class B Common Stock, except upon the delivery of share certificates to an Outside Director upon exercise of a Stock Option.

     SECTION 5.3 No Restriction on Right of Company to Effect Corporate
Changes. The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or
                                      C-4
its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     SECTION 5.4 No Right to Reelection. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Outside Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

                                   ARTICLE VI

                           AMENDMENT AND TERMINATION

     The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that in no event may the provisions of the Plan respecting eligibility to participate or the timing or amount of grants be amended more frequently than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or any rules or regulations thereunder; and provided, further, that any amendment which under the requirements of applicable law must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law; and provided, further, that any amendment that must be approved by the stockholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3(c)(2)(ii) under the Exchange Act shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule. No termination or amendment of the Plan may, without the consent of an Outside Director to whom a Grant has been made, adversely affect the rights of such Director in the Stock Options covered by such Grant. Unless previously terminated pursuant to this Article VI, the Plan shall terminate on the tenth anniversary of the Effective Date, and no further Grants may be awarded hereunder after such date.

                                  ARTICLE VII

                                 INTERPRETATION

     SECTION 7.1 Governmental Regulations. The Plan, and all Grants hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

     SECTION 7.2 Headings. The headings of sections and subsections herein are included solely for the convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

     SECTION 7.3 Governing Law. The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                  ARTICLE VIII

                    EFFECTIVE DATE AND STOCKHOLDER APPROVAL

     The Effective Date of the Plan shall be May 25, 1993 and stockholder approval shall be sought at the first annual meeting of stockholders following such date. In the event that stockholder approval is not obtained on or before the date of such annual meeting, the Plan and all Grants hereunder shall be void ab initio and of no effect. No Stock Option shall be exercisable until the date of such stockholder approval.

                                      C-5